UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOFTWARE ACQUISITION GROUP INC. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $44,066.62
	(2)	Form, Schedule or Registration Statement No.: Form F-4 (File No. 333-254186)
	(3)	Filing Party: Otonomo Technologies Ltd.
	(4)	Date Filed: March 12, 2021

PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

OF

SOFTWARE ACQUISITION GROUP INC. II

PROSPECTUS FOR UP TO 21,572,500 ORDINARY SHARES,

13,825,000 WARRANTS,

AND 13,825,000 ORDINARY SHARES UNDERLYING WARRANTS

OF

OTONOMO TECHNOLOGIES LTD.

The board of directors of Software Acquisition Group Inc. II, a Delaware corporation (“SWAG”), has unanimously approved the business combination agreement (“Business Combination Agreement”), dated as of January 31, 2021, by and among SWAG, Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company” or “Otonomo”) and Butterbur Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into SWAG, with SWAG surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”), SWAG will become a wholly owned subsidiary of the Company, with the securityholders of SWAG becoming securityholders of the Company.

Prior to the effective time of the Business Combination (the “Effective Time”), Otonomo intends to effect a stock split to cause the value of the outstanding Otonomo ordinary shares immediately prior to the Effective Time to equal $10.00 per share (the “Stock Split”). The consideration to be issued to securityholders of SWAG will be adjusted if the Stock Split is not effected or if the Stock Split results in a price per Otonomo ordinary share other than $10.00.

Pursuant to the Business Combination Agreement and assuming the Stock Split has occurred, at the Effective Time, (a) each share of Class A Common Stock of SWAG, par value $0.0001 per share (“Class A Stock”), outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, (b) each share of Class B Common Stock of SWAG, par value $0.0001 per share (“Class B Stock” and, together with the Class A Stock, the “SWAG Common Stock”), outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, (c) each warrant of SWAG entitling the holder to purchase one share of Class A Stock per warrant at a price of $11.50 per share (each, a “SWAG warrant”) outstanding immediately prior to the Effective Time will be assumed by Otonomo and will become one warrant of Otonomo (“Otonomo warrant”), with the number of Otonomo ordinary shares underlying the Otonomo warrants and the exercise price of such Otonomo warrants subject to adjustment in accordance with the Business Combination Agreement in the event of a stock split, share dividend or distribution, or any change in Otonomo’s share capital by reason of any split-up reverse stock split, recapitalization, combination, reclassification, exchange of shares and (d) each outstanding Otonomo preferred share will be converted into one Otonomo ordinary share.

Concurrently with the execution of the Business Combination Agreement, Otonomo and certain accredited investors (the “PIPE Investors”) entered into a series of subscription agreements (“Subscription Agreements”), providing for the purchase by the PIPE Investors at the Effective Time of an aggregate of 14,250,000 Otonomo ordinary shares (“PIPE Shares”) at a price per share of $10.00 (assuming the Stock Split has been effected), for gross proceeds to Otonomo of $142,500,000 (collectively, the “PIPE Investment”). The closing of the PIPE Investment is conditioned upon the consummation of the Transactions.

In addition, concurrently with the execution of the Business Combination Agreement, Otonomo, certain Otonomo shareholders (the “Selling Shareholders”) and certain accredited investors (the “Secondary PIPE Investors”) entered into a share purchase agreement (“Share Purchase Agreement”), providing for the purchase by the Secondary PIPE Investors at the Effective Time of an aggregate of 3,000,000 Otonomo ordinary shares (“Secondary PIPE Shares”) from the Selling Shareholders at a price per share of $10.00 (assuming the Stock Split has been effected), for gross proceeds to the Selling Shareholders of $30,000,000 (collectively, the “Secondary PIPE”). The closing of the Secondary PIPE is conditioned upon the consummation of the Transactions.

This proxy statement/prospectus covers the Otonomo ordinary shares and Otonomo warrants issuable to the securityholders of SWAG as described above. Accordingly, we are registering up to an aggregate of 21,572,500 Otonomo ordinary shares, 13,825,000 Otonomo warrants, and 13,825,000 Otonomo ordinary shares issuable upon the exercise of the warrants. We are not registering the Otonomo ordinary shares issuable to the Otonomo securityholders or the PIPE Investors or the Otonomo ordinary shares that will be sold to the Secondary PIPE Investors.

Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the special meeting of SWAG stockholders scheduled to be held on August 12, 2021 in virtual format.

Although Otonomo is not currently a public reporting company, following the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the closing of the Business Combination, Otonomo will become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Otonomo intends to apply for listing of the Otonomo ordinary shares and Otonomo warrants on Nasdaq under the proposed symbols “OTMO” and “OTMOW”, respectively, to be effective at the consummation of the Business Combination. It is a condition of the consummation of the Transactions that the Otonomo ordinary shares are approved for listing on Nasdaq (subject only to official notice of issuance thereof and round lot holder requirements). While trading on Nasdaq is expected to begin on the first business day following the date of completion of the Business Combination, there can be no assurance that Otonomo’s securities will be listed on Nasdaq or that a viable and active trading market will develop. See “Risk Factors” beginning on page 13 for more information.

Otonomo will be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, and is therefore eligible to take advantage of certain reduced reporting requirements otherwise applicable to other public companies.

Otonomo will also be a “foreign private issuer” as defined in the Exchange Act and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, Otonomo’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act. Moreover, Otonomo will not be required to file periodic reports and financial statements with the U.S. Securities and Exchange Commission as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.

The accompanying proxy statement/prospectus provides SWAG stockholders with detailed information about the Business Combination and other matters to be considered at the special meeting of SWAG. We encourage you to read the entire accompanying proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 13 of the accompanying proxy statement/prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination, or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated July 21, 2021, and is first being mailed to SWAG stockholders on or about July 21, 2021.

Notice of Special Meeting of Stockholders

of Software Acquisition Group Inc. II

To Be Held on August 12, 2021

TO THE STOCKHOLDERS OF SOFTWARE ACQUISITION GROUP INC. II:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Software Acquisition Group Inc. II, a Delaware corporation (“SWAG”), will be held at 11:00 a.m. Eastern Time, on August 12, 2021 (the “special meeting”). Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You are cordially invited to attend and participate in the special meeting online by visiting https://cstproxy.com/softwareacquisitiongroupii/sm2021. The special meeting will be held for the following purposes:

1.

Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve and adopt the Business Combination Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A, and the transactions contemplated therein, including the Business Combination whereby Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”), will merge with and into SWAG, with SWAG surviving the merger as a wholly owned subsidiary of Otonomo Technologies Ltd., a company organized under the laws of Israel (“Otonomo”) (the “Business Combination Proposal”);

2.

Proposal No. 2 — The Charter Proposals — to approve the following material differences between SWAG’s amended and restated certificate of incorporation (the “SWAG Charter”) and Otonomo’s amended and restated articles of association (the “Otonomo Articles”) to be effective upon the consummation of the Business Combination:

i. the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”;

ii. the Otonomo Articles will provide for one class of ordinary shares as opposed to the two classes of common stock provided for in the SWAG Charter;

iii. Otonomo’s corporate existence is perpetual as opposed to SWAG’s corporate existence terminating if a business combination is not consummated within a specified period of time; and

iv. the Otonomo Articles will not include the various provisions applicable only to special purpose acquisition corporations that the SWAG Charter contains (collectively, the “Charter Proposals”);

3.

Proposal No. 3 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, if the parties are not able to consummate the Business Combination (the “Adjournment Proposal”).

We also will transact any other business as may properly come before the special meeting or any adjournment or postponement thereof.

The items of business listed above are more fully described elsewhere in the proxy statement/prospectus. Whether or not you intend to attend the special meeting, we urge you to read the attached proxy statement/prospectus in its entirety, including the annexes and accompanying financial statements, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION IN THE PROXY STATEMENT/PROSPECTUS ENTITLED “RISK FACTORS.”

Only holders of record of shares of Class A Common Stock of SWAG, par value $0.0001 per share, or shares of Class B Common Stock of SWAG, par value $0.0001 per share (collectively, “SWAG Common Stock”), at the close of business on July 2, 2021 (the “record date”) are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

After careful consideration, SWAG’s board of directors has determined that each of the proposals listed is fair to and in the best interests of SWAG and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals set forth above. When you consider the recommendations of SWAG’s board of directors, you should keep in mind that SWAG’s directors and officers may have interests in the Business Combination that conflict with, or are different from, your interests as a stockholder of SWAG. See the section entitled “Proposal One — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

The closing of the Business Combination is conditioned on approval of the Business Combination Proposal and the Charter Proposals. If either of these proposals is not approved and the applicable closing condition in the Business Combination Agreement is not waived, the remaining proposals will not be presented to stockholders for a vote. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.

All SWAG stockholders are cordially invited to attend the special meeting, which will be held virtually over the Internet at https://cstproxy.com/softwareacquisitiongroupii/sm2021. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a holder of record of SWAG Common Stock on the record date, you may also cast your vote at the special meeting. If your SWAG Common Stock is held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting, obtain a proxy from your broker or bank.

A complete list of SWAG stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the principal executive offices of SWAG for inspection by stockholders during business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting virtually or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly voted and counted.

If you have any questions or need assistance voting your SWAG Common Stock, please contact Morrow Sodali at (800) 662-5200. Questions can also be sent by email to SAII.info@investor.morrowsodali.com. This notice of special meeting is and the proxy statement/prospectus relating to the Business Combination will be available at https://cstproxy.com/softwareacquisitiongroupii/sm2021.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Jonathan S. Huberman

Chief Executive Officer, Chief Financial Officer and

Chairman of the Board of Director

July 21, 2021

IF YOU RETURN YOUR SIGNED PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

ALL HOLDERS (THE “PUBLIC STOCKHOLDERS”) OF SHARES OF CLASS A STOCK ISSUED IN SWAG’S INITIAL PUBLIC OFFERING (THE “PUBLIC SHARES”) HAVE THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. PUBLIC STOCKHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL, TO VOTE ON THE BUSINESS COMBINATION PROPOSAL AT ALL, OR TO BE HOLDERS OF RECORD ON THE RECORD DATE IN ORDER TO HAVE THEIR SHARES REDEEMED FOR CASH.

THIS MEANS THAT ANY PUBLIC STOCKHOLDER HOLDING PUBLIC SHARES MAY EXERCISE REDEMPTION RIGHTS REGARDLESS OF WHETHER THEY ARE EVEN ENTITLED TO VOTE ON THE BUSINESS COMBINATION PROPOSAL.

TO EXERCISE REDEMPTION RIGHTS, HOLDERS MUST TENDER THEIR STOCK TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, SWAG’S TRANSFER AGENT, NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF SWAG STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus, which forms a part of a registration statement on Form F-4 filed with the Securities and Exchange Commission, or SEC, by Otonomo, constitutes a prospectus of Otonomo under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Otonomo ordinary shares to be issued to SWAG stockholders in connection with the Business Combination, as well as the warrants to acquire Otonomo ordinary shares to be issued to SWAG warrant holders and the Otonomo ordinary shares underlying such warrants. This document also constitutes a proxy statement of SWAG under Section 14(a) of the Exchange Act, and the rules thereunder, and a notice of meeting with respect to the special meeting of SWAG stockholders to consider and vote upon the proposals to adopt the Business Combination Agreement, to adopt the Charter Proposals (as defined herein) and to adjourn the meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to adopt the Business Combination Agreement.

Unless otherwise indicated or the context otherwise requires, all references in this proxy statement/prospectus to the terms “Otonomo” and the “Company” refer to Otonomo Technologies Ltd., together with its subsidiaries. All references in this proxy statement/prospectus to “SWAG” refer to Software Acquisition Group Inc. II.

INDUSTRY AND MARKET DATA

Unless otherwise indicated, information contained in this proxy statement/prospectus concerning Otonomo’s industry and the regions in which it operates, including Otonomo’s general expectations and market position, market opportunity, market share and other management estimates, is based on information obtained from various independent publicly available sources and other industry publications, surveys and forecasts. Otonomo has not independently verified the accuracy or completeness of any third-party information. Similarly, internal surveys, industry forecasts and market research, which Otonomo believes to be reliable based upon its management’s knowledge of the industry, have not been independently verified. While Otonomo believes that the market data, industry forecasts and similar information included in this proxy statement/prospectus are generally reliable, such information is inherently imprecise. In addition, assumptions and estimates of Otonomo’s future performance and growth objectives and the future performance of its industry and the markets in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the headings “Risk Factors,” “Cautionary Statement Regarding Forward-Looking Statements; Market, Ranking and Other Industry Data” and “Otonomo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement/prospectus.

TRADEMARKS, TRADE NAMES AND SERVICE MARKS

This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this proxy statement/prospectus may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

SELECTED DEFINITIONS

“Aggregate Transaction Proceeds”	means an amount equal to the aggregate cash proceeds available for release to SWAG from SWAG’s trust account in connection with the transactions contemplated by the Business Combination Agreement (after, for the avoidance of doubt, giving effect to all of the SPAC Redemptions (as defined herein) but before release of any other funds) plus the aggregate purchase price under all subscription agreements entered into in respect of the PIPE Investment.

“Ancillary Documents”	means the Sponsor Letter Agreement (as defined herein), the Subscription Agreements (as defined herein), the Share Purchase Agreement (as defined herein), the Support Agreements (as defined herein), the Registration Rights Agreement (as defined herein), the Confidentiality and Lockup Agreement (as defined herein), the Amended and Restated Warrant Agreement (as defined herein), and each other agreement, document, instrument and/or certificate contemplated by the Business Combination Agreement executed or to be executed in connection with the transactions contemplated thereby.

“Company Equity Award”	means, as of any determination time, each option to purchase Otonomo ordinary shares that is outstanding and unexercised, whether granted under a Company Equity Plan or otherwise, and each other award to any current or former director, manager, officer, employee, individual independent contractor or other service provider of Otonomo or its subsidiaries of rights of any kind to receive any equity security of Otonomo or its subsidiaries under any Company Equity Plan or otherwise that is outstanding.

“Company Equity Plan”	means (a) Otonomo’s 2016 Share Award Plan and the 2016 U.S. Sub Plan thereunder and (b) each other plan that provides for the award to any current or former director, manager, officer, employee, individual independent contractor or other service provider of the Company or any of its subsidiaries (each, a “Group Company” and collectively “Group Companies”) of rights of any kind to receive Equity Securities of any Group Company or benefits measured in whole or in part by reference to Equity Securities of any Group Company.

“DGCL”	means the Delaware General Corporation Law, as amended.

“Exchange Act”	means the Securities Exchange Act of 1934, as amended.

“Founder Shares”	means the 4,312,500 shares of Class B common stock, par value $0.0001 per share, of SWAG held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO.

“GAAP”	means accounting principles generally accepted in the United States of America.

v

“Otonomo preferred shares”	means, collectively, the Series Seed preferred shares of Otonomo, no par value (“Series Seed Preferred Shares”), series A convertible preferred shares of Otonomo, no par value (“Series A Preferred Shares”), series B convertible preferred shares of Otonomo, no par value (“Series B Preferred Shares”), series C convertible preferred shares of Otonomo, no par value (“Series C Preferred Shares”) and series C-1 convertible preferred shares of Otonomo, no par value (“Series C-1 Preferred Shares”).

“Otonomo warrants”	means the warrants to be received by warrant holders of SWAG in exchange for SWAG warrants pursuant to the Business Combination Agreement.

“PCAOB”	means the Public Company Accounting Oversight Board.

“private placement warrants”	means the warrants SWAG sold to Sponsor via private placement in connection with the SWAG IPO.

“Securities Act”	means the Securities Act of 1933, as amended.

“Sponsor”	means Software Acquisition Holdings II LLC, a Delaware limited liability company.

“SWAG IPO”	means the initial public offering of SWAG, which was consummated on September 17, 2020.

“Transactions”	means the transactions contemplated by the Business Combination Agreement and the Ancillary Documents.

“units”	means the 15,000,000 units sold as part of the SWAG IPO and the 2,250,000 units sold to the underwriter following the exercise of its over-allotment option, each consisting of one share of Class A common stock and one-half of one redeemable SWAG warrant.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND

THE SPECIAL MEETING

The questions and answers below highlight only selected information set forth elsewhere in this proxy statement/prospectus and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to SWAG stockholders. SWAG stockholders are urged to carefully read this entire proxy statement/prospectus, including the annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the special meeting.

Q: Why am I receiving this proxy statement/prospectus?

A: SWAG and Otonomo have agreed to a business combination under the terms of the Business Combination Agreement that is described in this proxy statement/prospectus. A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A, and SWAG encourages its stockholders to read it in its entirety. SWAG’s stockholders are being asked to consider and vote upon a proposal to approve the Business Combination Agreement, which, among other things, provides for Merger Sub to be merged with and into SWAG with SWAG being the surviving corporation in the Business Combination and becoming a wholly owned subsidiary of Otonomo, and the other Transactions contemplated by the Business Combination Agreement. See “Proposal One — The Business Combination Proposal.”

Q: Are there any other matters being presented to stockholders at the meeting?

A: In addition to voting on the Business Combination Proposal, the stockholders of SWAG will vote on the following proposals:

•

To approve the following material differences between the SWAG Charter and the Otonomo Articles to be effective upon the consummation of the Business Combination: (i) the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”; (ii) the Otonomo Articles will provide for one class of ordinary shares as opposed to the two classes of SWAG Common Stock provided for in the SWAG Charter; (iii) Otonomo’s corporate existence is perpetual as opposed to SWAG’s corporate existence terminating if a business combination is not consummated within a specified period of time; and (iv) the Otonomo Articles will not include the various provisions applicable only to special purpose acquisition corporations that the SWAG Charter contains. See the section of this proxy statement/prospectus titled “Proposal Two — The Charter Proposals.”

•

To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, if the parties are not able to consummate the Business Combination for any reason. See the section of this proxy statement/prospectus titled “Proposal Three — The Adjournment Proposal.”

SWAG will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed Business Combination and the other matters to be acted upon at the special meeting. Stockholders should read it carefully.

The vote of stockholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q: Why is SWAG providing stockholders with the opportunity to vote on the Business Combination?

A: Pursuant to the SWAG Charter, SWAG is required to provide stockholders with an opportunity to have their shares of SWAG Common Stock redeemed for cash, either through a stockholder meeting or tender offer. Due to the structure of the Transactions, SWAG is providing this opportunity through a stockholder vote.

Q: Why am I receiving this proxy statement/prospectus if I only own SWAG warrants?

A: The SWAG warrants will become exercisable following the Business Combination and will entitle holders to purchase Otonomo ordinary shares, as described in more detail herein. This proxy statement/prospectus includes important information about Otonomo and the business of Otonomo and its subsidiaries following the closing of the Business Combination. Because holders of SWAG warrants will be entitled to purchase Otonomo ordinary shares after the closing of the Business Combination, we urge you to read the information contained in this proxy statement/prospectus carefully.

Q: What will happen to SWAG’s securities upon consummation of the Business Combination?

A: SWAG’s units, Class A Stock and the SWAG warrants are currently listed on Nasdaq under the symbols SAIIU, SAII and SAIIW, respectively. SWAG’s securities will cease trading upon consummation of the Business Combination. If you own SWAG units, immediately prior to the consummation of the Business Combination, your SWAG units will split into the underlying shares of Class A stock and warrants, and you will receive Otonomo ordinary shares in exchange for your Class A stock as described herein. Otonomo intends to apply for listing of the Otonomo ordinary shares and Otonomo warrants on Nasdaq under the proposed symbols “OTMO” and “OTMOW,” respectively, to be effective upon the consummation of the Business Combination. While trading on Nasdaq is expected to begin on the first business day following the consummation of the Business Combination, there can be no assurance that Otonomo’s securities will be listed on Nasdaq or that a viable and active trading market will develop. See “Risk Factors — Risks Related to the Combined Company Following the Business Combination” for more information.

Q: Why is SWAG proposing the Business Combination?

A: SWAG was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On September 17, 2020, SWAG consummated the SWAG IPO of units, with each unit consisting of one share of its Class A Stock and one-half of one SWAG warrant, raising total gross proceeds of approximately $150,000,000. Simultaneously with the closing of the SWAG IPO, SWAG consummated the sale of 4,750,000 private placement warrants at a price of $1.00 per warrant in a private placement to Sponsor, generating gross proceeds of $4,750,000. On September 24, 2020, B. Riley Securities, Inc., the underwriter in the SWAG IPO (the “underwriter”) exercised its over-allotment option in full. As such, the Company consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per private placement warrant, raising total gross proceeds of $22,950,000 and bringing the aggregate proceeds held in the trust account (the “Trust Account”) to $172,500,000. Since the SWAG IPO, SWAG’s activity has been limited to the evaluation of business combination candidates.

SWAG believes Otonomo is a company with an appealing market opportunity and growth profile, a strong position in its industry and a compelling valuation. As a result, SWAG believes that the Business Combination will provide SWAG stockholders with an opportunity to participate in the ownership of a company with significant growth potential. See the section entitled “Proposal One — The Business Combination Proposal — SWAG’s Board of Directors’ Reasons for the Business Combination and Recommendation of the Board of Directors.”

Q: Did SWAG’s board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: No. SWAG’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Accordingly, investors will be relying solely on the judgment of SWAG’s board of directors and its advisors in valuing Otonomo and will be assuming the risk that the SWAG board of directors may not have properly valued the business. However, SWAG’s officers and directors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and have substantial experience with mergers and acquisitions. Furthermore, in analyzing the Business Combination, SWAG’s board of directors conducted significant due diligence on Otonomo. Based on the foregoing, SWAG’s board of directors concluded that its members’ collective experience and backgrounds, together with the experience and sector expertise of SWAG’s advisors, enabled it to make the necessary analyses and determinations regarding the Business Combination, including that the Business Combination was fair from a financial perspective to its stockholders and that Otonomo’s fair market value was at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into the Business Combination. There can be no assurance, however, that SWAG’s board of directors was correct in its assessment of the Business Combination. For a complete discussion of the factors utilized by SWAG’s board of directors in approving the Business Combination, see the section entitled “Proposal One — The Business Combination Proposal.”

Q: Do I have redemption rights?

A: If you are a holder of public shares, you have the right to demand that SWAG redeem such shares for a pro rata portion of the cash held in SWAG’s Trust Account, calculated as of two business days prior to the consummation of the Business Combination. We sometimes refer to these rights to demand redemption of the public shares as “redemption rights.”

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to 15% or more of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be converted.

Under the SWAG Charter, the Business Combination may not be consummated if SWAG has net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all public shares properly demanded to be redeemed by holders of public shares.

Q: How do I exercise my redemption rights?

A: A holder of public shares may exercise redemption rights regardless of whether it votes for or against the Business Combination Proposal or does not vote on such proposal at all, or if it is a holder of public shares on the record date. If you are a holder of public shares and wish to exercise your redemption rights, you must demand that SWAG convert your public shares into cash and deliver your public shares to SWAG’s transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) System no later than two (2) business days prior to the special meeting. Any holder of public shares seeking redemption will be entitled to a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $172,508,217.10, or $10.00 per share, as of the record date), less any owed but unpaid taxes on the funds in the Trust Account. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the special meeting. If you deliver your shares for redemption to SWAG’s transfer agent and later decide prior to the special meeting not to elect redemption, you may request that SWAG’s transfer agent return the shares (physically or electronically). You may make such request by contacting SWAG’s transfer agent at the address listed at the end of this section.

Any written demand of redemption rights must be received by SWAG’s transfer agent at least two (2) business days prior to the vote taken on the Business Combination Proposal at the special meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent.

If you are a holder of public shares (including through the ownership of SWAG units) and you exercise your redemption rights, it will not result in the loss of any SWAG warrants that you may hold (including those contained in any units you hold). Your whole warrants will become exercisable to purchase one Otonomo ordinary share following consummation of the Business Combination.

Q: Do I have appraisal rights if I object to the proposed Business Combination?

A: Under Section 262 of the General Corporation Law of the State of Delaware, the holders of SWAG Common Stock and SWAG warrants will not have appraisal rights in connection with the Business Combination.

Q: What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A: The net proceeds of the SWAG IPO, together with the full exercise of the over-allotment option by the underwriter and a portion of the amount raised from the private placement of SWAG warrants for a total of $172,500,000, was placed in the Trust Account immediately following the SWAG IPO. After consummation of the Business Combination, the funds in the Trust Account will be used to pay, on a pro rata basis, holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination (including aggregate fees of approximately $6.04 million to the underwriter of the SWAG IPO as deferred underwriting commissions) and for working capital and general corporate purposes.

Q: What happens if a substantial number of public stockholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A: SWAG’s public stockholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders. To the extent that there are fewer public shares and public stockholders, the trading market for Otonomo ordinary shares may be less liquid than the market was for SWAG prior to the Transactions and Otonomo may not be able to meet the listing standards of a national securities exchange. In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to Otonomo to be used in its business following the consummation of the Business Combination.

Q: How will the level of redemptions by holders of SWAG’s Class A Stock affect my ownership of Otonomo upon the closing of the Business Combination?

A: Because the Business Combination is structured as an acquisition of SWAG by Otonomo, all Otonomo ordinary shares outstanding prior to the Business Combination (after giving effect to the Stock Split) will remain outstanding after the Business Combination. Accordingly, the total number of Otonomo ordinary shares to be outstanding at the closing of the Business Combination (and your relative ownership levels) will only be affected by the number of shares of Class A Stock that are redeemed in connection with the Business Combination.

Furthermore, to the extent that holders of Class A Stock redeem their shares of Class A Stock in connection with the Business Combination, their SWAG warrants will remain issued and outstanding notwithstanding the redmption of their Class A Stock. Based on the trading price of the SWAG warrants of $1.45 per SWAG warrant as of July 19, 2021, the SWAG warrants owned by the holders of Class A Stock were worth approximately

x

$10.9 million in the aggregate, and the SWAG warrants owned by the Sponsor and its affiliates were worth approximately $7.5 million. Following the consummation of the Business Combination and pursuant to the terms of the Amended and Restated Warrant Agreement, each whole Otonomo warrant will be exercisable for one Otonomo ordinary share.

The table below shows the relative ownership levels of holders of Otonomo ordinary shares following the Business Combination under varying redemption scenarios and assuming that all warrants to purchase Otonomo ordinary shares are exercised and that the Stock Split has occurred.

	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming 75% Redemptions		Assuming Maximum Redemptions(1)
	Number of Ordinary Shares	%	Number of Ordinary Shares	%	Number of Ordinary Shares	%	Number of Ordinary Shares	%	Number of Ordinary Shares	%
Current Class A Stockholders	17,250,000	11.9	12,937,500	9.2	8,625,000	6.3	4,312,500	3.3	974,970	0.8
Sponsor and its affiliates – Class B Stock	4,312,500	3.0	4,312,500	3.1	4,312,500	3.2	4,312,500	3.3	4,312,500	3.3
Sponsor and its affiliates – Warrants	5,200,000	3.6	5,200,000	3.7	5,200,000	3.8	5,200,000	3.9	5,200,000	4.0
Current Company Ordinary Shareholders	92,576,550	63.8	92,576,550	65.7	92,576,550	67.8	92,576,550	70.0	92,576,550	71.8
PIPE Investors	17,250,000	11.9	17,250,000	12.2	17,250,000	12.6	17,250,000	13.0	17,250,000	13.4
Public Warrants(2)	8,625,000	5.9	8,625,000	6.1	8,625,000	6.3	8,625,000	6.5	8,625,000	6.7
Total	145,214,050	100.0	140,901,550	100.0	136,589,050	100.0	132,276,550	100.0	128,939,020	100.0

(1)

Assumes that SWAG stockholders holding approximately 16,275,030 shares of Class A Stock exercise their redemption rights for approximately $162.8 million of funds in SWAG’s trust account. See “Unaudited Pro Forma Condensed Combined Financial Information.”

(2)	Other than in the no redemptions scenario, includes warrants held by former holders of Class A Stock that exercised their redemption rights.

Q: What happens if the Business Combination is not consummated?

A: If SWAG does not complete the Business Combination with Otonomo for whatever reason, SWAG would search for another target business with which to complete a business combination. If SWAG does not complete the Business Combination with Otonomo or another business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of outstanding public shares. The Sponsor and SWAG’s officers and directors do not have redemption rights with respect to their Founder Shares in the event a business combination is not effected in the required time period, and, accordingly, their Founder Shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to SWAG’s outstanding warrants. Accordingly, the warrants will expire worthless.

Q: How do the Sponsor and the officers and directors of SWAG intend to vote on the proposals?

A: The Sponsor, as well as SWAG’s officers and directors, beneficially own and are entitled to vote an aggregate of approximately 20.0% of the outstanding SWAG Common Stock. These holders have agreed to vote their shares in favor of the Business Combination Proposal. These holders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting. In addition to the shares of SWAG Common Stock held by the Sponsor and SWAG’s officers and directors, SWAG would need (a) 6,468,751 shares, or approximately 37.5%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming all outstanding shares are voted on each proposal), or (b) 1,078,126 shares, or approximately 6.3%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming the minimum number of shares necessary to establish a quorum are voted on each proposal).

Q: What interests do the Sponsor and the current officers and directors of SWAG have in the Business Combination?

A: In considering the recommendation of SWAG’s board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, the Sponsor and certain of SWAG’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. SWAG’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to stockholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the fact that:

•

If the Business Combination with Otonomo or another business combination is not consummated by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and SWAG’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $42.9 million based upon the closing price of $9.95 per share on Nasdaq on July 19, 2021. On the other hand, if the Business Combination is consummated, each outstanding share of SWAG Common Stock will be converted into one Otonomo ordinary share. As a result of the nominal price of $0.006 per share paid by the Sponsor compared to the recent market price of the Class A Stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the Founder Shares even if holders of Class A Stock experience a negative rate of return on their investments in the Class A Stock.

•

The Sponsor purchased 5,200,000 private placement warrants from SWAG for $1.00 per private warrant. This purchase took place on a private placement basis simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option. All of the proceeds SWAG received from these purchases were placed in the Trust Account. Such private placement warrants had an aggregate market value of $7.5 million based upon the closing price of $1.45 per warrant on Nasdaq on July 19, 2021. The private placement warrants will become worthless if SWAG does not consummate a business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). On the other hand, if the Business Combination is consummated, each outstanding private placement warrant will be exchanged for one warrant of Otonomo, assuming that the stock split has been effected.

•

If SWAG is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SWAG for services rendered or contracted for or products sold to SWAG. If SWAG consummates a business combination, on the other hand, SWAG will be liable for all such claims.

•

The Sponsor and SWAG’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on SWAG’s behalf, such as identifying and investigating possible business targets and business combinations. However, if SWAG fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, SWAG may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). As of the record date, the Sponsor and SWAG’s officers and directors and their affiliates had incurred no unpaid reimbursable expenses.

•

The Business Combination Agreement provides for the continued indemnification of SWAG’s current directors and officers and the continuation of directors and officers liability insurance covering SWAG’s current directors and officers.

•

SWAG’s Sponsor, officers and directors (or their affiliates) may make loans from time to time to SWAG to fund certain capital requirements. On June 16, 2020, the Sponsor agreed to loan SWAG an aggregate of up to $300,000 to cover expenses related to the SWAG IPO pursuant to a promissory note that was repaid in full on September 22, 2020. Additional loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to SWAG outside of the Trust Account.

•

Jonathan Huberman will be a member of the board of directors of Otonomo following the closing of the Business Combination and, therefore, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that Otonomo’s board of directors determines to pay to its non-executive directors.

Q: When do you expect the Business Combination to be completed?

A: It is currently anticipated that the Business Combination will be consummated promptly following the SWAG special meeting, which is set for August 12, 2021; however, such meeting could be adjourned or postponed to a later date, as described above. The Closing is also subject to the approval of the holders of Otonomo ordinary shares and Otonomo preferred shares, as well as other customary closing conditions. For a description of the conditions for the completion of the Business Combination, see the section entitled “The Business Combination Agreement — Conditions to Closing of the Transactions.”

Q: What do I need to do now?

A: SWAG urges you to carefully read and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Business Combination will affect you as a stockholder and/or a warrant holder of SWAG. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q: When and where will the special meeting take place?

A: The special meeting will be held on August 12, 2021, at 11:00 a.m., Eastern Time, solely over the Internet by means of a live audio webcast. You may attend the special meeting webcast by accessing the web portal located at https://cstproxy.com/softwareacquisitiongroupii/sm2021 and following the instructions set forth below. Stockholders participating in the special meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the special meeting, virtual attendees will be able to:

•	vote via the web portal during the special meeting webcast; and

•	submit questions or comments to SWAG’s directors and officers during the special meeting.

Stockholders may submit questions or comments during the meeting through the special meeting webcast by typing in the “Submit a question” box.

Q: How do I attend the Special Meeting?

A: Due to health concerns stemming from the COVID-19 pandemic and to support the health and well-being of SWAG’s stockholders, the special meeting will be held virtually. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of SWAG Common Stock:

•

Shares Held of Record. If you are a record holder, and you wish to attend the virtual special meeting, go to https://cstproxy.com/softwareacquisitiongroupii/sm2021, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to register for the online meeting” link at the top of the page. Immediately prior to the start of the special meeting, you will need to log back into the meeting site using your control number.

•

Shares Held in Street Name. If you hold your shares in “street” name, which means your shares are held of record by a broker, bank or nominee, and you who wish to attend the virtual special meeting, you must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the special meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a proxy. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. “Street” name holders should contact Continental Stock Transfer on or before August 6, 2021.

Stockholders will also have the option to listen to the special meeting by telephone by calling:

•	Within the U.S. and Canada: (888) 965-8995 (toll-free)

•	Outside of the U.S. and Canada: (415) 655-0243 (standard rates apply)

The passcode for telephone access: 42025494#. You will not be able to vote or submit questions unless you register for and log in to the special meeting webcast as described above.

Q: How do I vote?

A: If you are a holder of record of SWAG Common Stock on the record date, you may vote by virtually attending the special meeting and submitting a ballot via the special meeting webcast or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly voted and counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the virtual special meeting and vote through the web portal, obtain a legal proxy from your broker, bank or nominee.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

The Charter Proposal to approve the name of the public company being “Otonomo Technologies Ltd.” is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions.

The Business Combination Proposal, each other Charter Proposal, and the Adjournment Proposal are non-routine proposals. Accordingly, your broker, bank or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Stockholders of record may send a later-dated, signed proxy card to SWAG’s transfer agent at the address set forth below so that it is received prior to the vote at the special meeting or virtually attend the special meeting and submit a ballot through the web portal during the special meeting webcast. Stockholders of record also may revoke their proxy by sending a notice of revocation to SWAG’s transfer agent, which must be received prior to the vote at the special meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee to change your instructions on how to vote. If you hold your shares in “street name” and wish to virtually attend the special meeting and vote through the web portal, you must obtain a legal proxy from your broker, bank or nominee.

Q: What constitutes a quorum for the special meeting?

A: A quorum is the minimum number of shares of SWAG Common Stock that must be present to hold a valid meeting. A quorum will be present at the SWAG special meeting if a majority of the voting power of the issued and outstanding shares of SWAG Common Stock entitled to vote at the meeting are represented at the virtual special meeting or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The Class A Stock and Class B Stock are entitled vote together as a single class on all matters to be considered at the special meeting.

Q: What stockholder vote thresholds are required for the approval of each proposal brought before the special meeting?

•

Business Combination Proposal — The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the votes cast by the then outstanding shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have no effect on the Business Combination Proposal. Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder and, consequently, broker non-votes will have no effect on the Business Combination Proposal. The Transactions will not be consummated if SWAG has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act) either immediately prior to or upon consummation of the Transactions.

•

Charter Proposals — The approval of each of the charter proposals will require the affirmative vote of the holders of a majority of the outstanding SWAG Common Stock. Abstentions will have the same effect as a vote “against” the Charter Proposals. The Charter Proposal to approve “Otonomo Technologies Ltd.” as the name of the new public entity is a routine proposal and, accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. Consequently, there should be no broker non-votes with respect to such proposal. Each other Charter Proposal is considered a non-routine proposal, and, accordingly, brokers are not entitled to vote on those proposals without receiving voting instructions, and broker non-votes will have the same effect as a vote “against” each such proposal.

•

Adjournment Proposal — The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have the same effect as a vote “against” on the Adjournment Proposal. Broker non-votes will have no effect on the Adjournment Proposal.

Q: What happens if I fail to take any action with respect to the special meeting?

A: If you fail to take any action with respect to the meeting and the Business Combination is approved by the SWAG stockholders and consummated, you will become a shareholder and/or warrant holder of Otonomo.

If you fail to take any action with respect to the special meeting and the Business Combination is not approved, you will continue to be a stockholder and/or warrant holder of SWAG, as applicable, and SWAG will continue to search for another target business with which to complete an initial business combination. If SWAG does not complete an initial business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG must cease all operations except for the purpose of winding up, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), and as promptly as reasonably possible following such redemption, subject to the approval of SWAG’s remaining stockholders and its board of directors, dissolve and liquidate.

Q: What should I do with my share and/or warrant certificates?

A: Warrant holders and those stockholders who do not elect to have their shares of SWAG Common Stock redeemed for a pro rata share of the Trust Account should wait for instructions from SWAG’s transfer agent regarding what to do with their certificates. SWAG stockholders who exercise their redemption rights must deliver their share certificates to SWAG’s transfer agent (either physically or electronically) no later than two (2) business days prior to the special meeting as described above.

Upon consummation of the Transactions, the SWAG warrants, by their terms, will entitle holders to purchase shares of Otonomo. Therefore, warrant holders need not deliver their warrants to SWAG or Otonomo at that time.

Q: What should I do if I receive more than one set of voting materials?

A: Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of SWAG Common Stock.

Q: Who can help answer my questions?

A: If you have questions about the Business Combination or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact the proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: SAII.info@investor.morrowsodali.com

You may also obtain additional information about SWAG from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares (either physically or electronically) to SWAG’s transfer agent at the address below at least two (2) business days prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mr. Mark Zimkind

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

E-mail: mzimkind@continentalstock.com

SUMMARY

This summary highlights selected information from this proxy statement/prospectus. It may not contain all of the information that is important to you. You should carefully read the entire proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus, including the annexes, to fully understand the Business Combination Agreement, the Business Combination and the other matters being considered at the special meeting of SWAG stockholders. For additional information, see “Where You Can Find More Information” beginning on page 224. Each item in this summary refers to the page of this proxy statement/prospectus on which that subject is discussed in more detail.

The Parties to the Business Combination

Otonomo Technologies Ltd.

Otonomo is a leading one-stop shop for vehicle data. Since its founding in 2015, Otonomo has built a Vehicle Data Platform (the “Otonomo Vehicle Data Platform”) and marketplace that fuels an ecosystem powered by data from 16 vehicle manufacturer (OEM) agreements, fleets, and other data providers, and enables the licensing of data to more than 100 service providers. The platform securely ingests over 4 billion data points per day from over 40 million connected vehicles worldwide and then reshapes and enriches the data in order to accelerate the time to market for new services that improve the in-and-around car experience. Otonomo’s platform provides OEMs the opportunity to create new revenue streams and facilitates an open ecosystem of services around the vehicle. This enables the utilization of vast amounts of data that vehicles generate daily and that OEMs store and maintain.

The mailing address of Otonomo’s principal executive office is 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel and its telephone number is +(972) 52-432-9955.

Software Acquisition Group Inc. II

SWAG was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. SWAG was incorporated under the laws of the State of Delaware on June 16, 2020.

On September 17, 2020, SWAG consummated the SWAG IPO of 15,000,000 units, with each unit consisting of one share of Class A Stock and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of Class A Stock at a price of $11.50 commencing 30 days after the consummation of an initial business combination. Simultaneously with the closing of the SWAG IPO, the Company consummated the sale of 4,750,000 warrants at a price of $1.00 per private placement warrant in a private placement to the Sponsor.

On September 24, 2020, the underwriter exercised its over-allotment option in full. As a result, SWAG consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per private placement warrant.

SWAG’s units, the Class A Stock and the SWAG warrants are listed on the Nasdaq under the symbols SAIIU, SAII and SAIIW, respectively.

The mailing address of SWAG’s principal executive office is 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135, and its telephone number is (310) 991-4982.

Butterbur Merger Sub Inc.

Butterbur Merger Sub Inc. (“Merger Sub”) is a newly formed Delaware corporation and a wholly owned subsidiary of Otonomo. Merger Sub was formed solely for the purpose of effecting the Transactions and has not carried on any activities other than those in connection with the Transactions. The address and telephone number for Merger Sub’s principal executive offices are the same as those for Otonomo.

The Business Combination Agreement (page 87)

The terms and conditions of the merger of Merger Sub with and into SWAG, with SWAG surviving the merger as a wholly owned subsidiary of Otonomo (the “Business Combination”) are contained in the Business Combination Agreement, which is attached as Annex A to this proxy statement/prospectus. We encourage you to read the Business Combination Agreement carefully, as it is the legal document that governs the Business Combination.

Merger Consideration

Prior to the Effective Time, Otonomo intends to effect a stock split to cause the value of the outstanding Otonomo ordinary shares immediately prior to the Effective Time to equal $10.00 per share (the “Stock Split”). The consideration to be issued to securityholders of SWAG will be adjusted if the Stock Split is not effected or if the Stock Split results in a price per Otonomo ordinary share other than $10.00.

The pro forma equity valuation of the Company upon consummation of the Transactions is estimated to be approximately $1,365,000,000. We estimate that, upon consummation of the Transactions (the “Effective Time”), assuming none of SWAG’s public stockholders demand redemption (“SPAC Redemptions”) pursuant to SWAG’s amended and restated certificate of incorporation (“SWAG Charter”), the securityholders of Otonomo will own approximately 70.5% of the outstanding Otonomo ordinary shares and the securityholders of SWAG and certain accredited investors purchasing PIPE Shares and Secondary PIPE Shares will own the remaining Otonomo ordinary shares. We estimate that, at the Effective Time, assuming the maximum number of SWAG’s public stockholders demand redemption of their public shares pursuant to the SWAG Charter, the securityholders of Otonomo will own approximately 80.4% of the outstanding Otonomo ordinary shares, and the securityholders of SWAG and certain accredited investors purchasing PIPE Shares and Secondary PIPE Shares will own the remaining Otonomo ordinary shares.

Pursuant to the Business Combination Agreement and assuming the Stock Split has occurred, at the Effective Time (a) each share of Class A Common Stock of SWAG, par value $0.0001 per share (“Class A Stock”), outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, subject to adjustment described herein, (b) each share of Class B Common Stock of SWAG, par value $0.0001 per share (“Class B Stock” and, together with the Class A Stock, the “SWAG Common Stock”), outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, (c) each warrant of SWAG entitling the holder to purchase one share of Class A Stock per warrant at a price of $11.50 per share (each, a “SWAG warrant”) outstanding immediately prior to the Effective Time will be assumed by Otonomo and will become a warrant of Otonomo (each, an “Otonomo warrant”), with the number of Otonomo ordinary shares underlying the Otonomo warrants and the exercise price of such Otonomo warrants subject to adjustment in accordance with the Business Combination Agreement in the event of a stock split, share dividend or distribution, or any change in Otonomo’s share capital by reason of any split-up reverse stock split, recapitalization, combination, reclassification, exchange of shares and (d) each outstanding Otonomo preferred share will be converted into one Otonomo ordinary share, in each case less any applicable withholding taxes.

Agreements Entered Into in Connection with the Business Combination Agreement (page 97)

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, Otonomo entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain parties subscribing for Otonomo ordinary shares (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase, and Otonomo has agreed to sell the PIPE Investors, an aggregate of 14,250,000 Otonomo ordinary shares, at a purchase price of $10.00 per share, for an aggregate purchase price of $142,500,000, which price per share and aggregate purchase price assume that Otonomo has effected the Stock Split prior to the Effective Time. The obligations to consummate the transactions contemplated by the Subscription Agreements are conditioned upon, among other things, the consummation of the transactions contemplated by the Business Combination Agreement.

The Subscription Agreements provide for the sale of Otonomo ordinary shares rather than shares of SWAG Class A Stock because the issued and outstanding shares of Class A Stock will be exchanged for Otonomo ordinary shares at the closing of the Business Combination. There are important differences between the rights of holders of shares of Class A Stock and holders of Otonomo ordinary shares. See “Comparison of Rights of Otonomo Shareholders and SWAG Stockholders” for a discussion of the different rights associated with holding Otonomo securities. In addition, the Class A Stock was originally sold in the SWAG IPO as a component of the SWAG units for $10.00 per unit. The SWAG units consist of one share of Class A Stock and one-half of one SWAG warrant. As of July 19, 2021, the closing price on Nasdaq of the SWAG units was $10.56 per unit and the closing price of the Class A Stock was $9.95 per share. The purchase price of $10.00 per ordinary share to the PIPE Investors reflects the expected price of the Otonomo ordinary shares after giving effect to the Stock Split. None of the Sponsor or SWAG’s officers, directors or their affiliates is a PIPE Investor.

The Subscription Agreements provide that Otonomo is required to file with the SEC, within twenty (20) business days (the “Subscription Filing Deadline”) after the closing of the Transactions (the “Closing”), a registration statement registering the resale of the shares of Otonomo ordinary shares to be issued to any such investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the SEC notifies Otonomo that it will “review” such registration statement) following the earlier of (A) the filing of the registration statement and (B) the Subscription Filing Deadline and (ii) the 10th business day after the date Otonomo is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Share Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, Otonomo and certain Otonomo shareholders (the “Selling Shareholders”) entered into a share purchase agreement (each, a “Share Purchase Agreement”) with certain purchasers (the “Secondary PIPE Investors”), pursuant to which the Secondary PIPE Investors have agreed to purchase, and the Selling Shareholders have agreed to sell to the Secondary PIPE Investors, an aggregate of 3,000,000 Otonomo ordinary shares, at a purchase price of $10.00 per share, for an aggregate purchase price of $30,000,000, which price per share and aggregate purchase price assume that Otonomo has effected the Stock Split prior to the Effective Time. The obligations to consummate the transactions contemplated by the Share Purchase Agreement are conditioned upon, among other things, the consummation of the transactions contemplated by the Business Combination Agreement.

The Share Purchase Agreement provides that Otonomo is required to file with the SEC, before the Subscription Filing Deadline, a registration statement registering the resale of the shares of Otonomo ordinary shares to be purchased by any such investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the SEC notifies Otonomo that it will “review” such registration statement) following the earlier of (A) the filing of the registration statement and (B) the Subscription Filing Deadline and (ii) the 10th business day after the date Otonomo is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Support Agreements

Concurrently with the execution of the Business Combination Agreement, Otonomo and SWAG entered into a support agreement (each, a “Support Agreement” and collectively, the “Support Agreements”) with certain shareholders of Otonomo (each, a “Supporting Otonomo Shareholder” and collectively, the “Supporting Otonomo Shareholders”) that collectively hold Otonomo ordinary shares and Otonomo preferred shares representing the majority of the voting power of the Otonomo ordinary shares and the Otonomo preferred shares, on an as-converted basis, and a majority of the voting power of the Otonomo preferred shares. Each Support Agreement provides, among other things, that each Supporting Otonomo Shareholder will (i) vote all Otonomo ordinary shares and Otonomo preferred shares beneficially owned by them in favor of the Business Combination and each other proposal related to the Business Combination on the agenda at the meeting of Otonomo shareholders called to approve the Business Combination, (ii) appear at such shareholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Transactions and (iv) not transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Otonomo, certain equityholders of SWAG and certain equityholders of Otonomo entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Otonomo agreed to file a shelf registration statement with respect to the registrable securities defined therein within twenty (20) business days of the Closing. Pursuant to the Registration Rights Agreement, certain Otonomo equityholders of registrable securities may collectively request to sell all or any portion of their registrable securities in an underwritten offering up to four times in any 12-month period and certain former SWAG holders of registrable securities may collectively request to sell all or any portion of their registrable securities in an underwritten offering up to two times in any 12-month period, in each case, so long as the total offering price is reasonably expected to exceed $25,000,000; provided, however, that such Otonomo equityholders and such former SWAG holders may not collectively request more than two underwritten shelf takedowns in any 12-month period. Otonomo also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that Otonomo will pay certain expenses relating to such registrations and indemnify the shareholders against certain liabilities.

Confidentiality and Lockup Agreement

Concurrently with the execution of the Business Combination Agreement, certain equityholders of Otonomo and certain equityholders of SWAG entered into a confidentiality and lockup agreement (the “Confidentiality and Lockup Agreement”). Pursuant to the Confidentiality and Lockup Agreement, the shareholder parties thereto have agreed that they will not, (i) in the case of the equityholders of Otonomo listed on Exhibit B to the Confidentiality and Lockup Agreement, during the period beginning at the Closing Date and continuing to and including the date that is 180 days after the Closing Date, and (ii) in the case of the Sponsor, the former directors and officers of SWAG and certain members of Otonomo management, during the period beginning on the Closing Date and continuing to and including the date that is the earlier of (A) one year after the Closing Date and (B) if the last sale price of the Company Ordinary Shares equals or exceeds $12.00 per share

(to be adjusted appropriately in the event Otonomo does not effect the Stock Split prior to the Effective Time) (as adjusted after the Closing for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date (in each case, the “Lockup Period”), directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by such shareholder (including holding as a custodian) or with respect to which such shareholder has beneficial ownership within the rules and regulations of the SEC (in each case, subject to certain exceptions set forth in the Confidentiality and Lockup Agreement).

In connection with the Confidentiality and Lockup Agreement, at the Effective Time, the transfer restrictions set forth in certain letter agreements among SWAG and the Sponsor and officers and directors of SWAG will terminate.

Amended and Restated Warrant Agreement

Upon the closing of the Business Combination, Otonomo, SWAG and Continental Stock Transfer & Trust Company (“Continental”) will enter into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”). Such agreement will amend and restate that certain Warrant Agreement, dated as of September 14, 2020, between SWAG and Continental (the “Existing Warrant Agreement”), to provide for the assignment by SWAG of all its rights, title and interest in the outstanding warrants of SWAG to Otonomo. Pursuant to the Amended and Restated Warrant Agreement, all SWAG warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Class A Stock, but instead will be exercisable for Otonomo ordinary shares.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and officers and directors of SWAG entered into a letter agreement (the “Sponsor Letter Agreement”) in favor of Otonomo and SWAG, pursuant to which they agreed to (i) vote all shares of SWAG Common Stock beneficially owned by them in favor of the Business Combination and each other proposal related to the Business Combination on the agenda at the meeting of SWAG stockholders called to approve the Business Combination, (ii) appear at such stockholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Transactions and (iv) not transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions. The Sponsor and the officers and directors of SWAG beneficially own and are entitled to vote an aggregate of approximately 4,312,500 shares of SWAG Common Stock, or 20.0% of the outstanding SWAG Common Stock. In addition to the shares of SWAG Common Stock held by the Sponsor and SWAG’s officers and directors, SWAG would need (a) 6,468,751 shares, or approximately 37.5%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming all outstanding shares are voted on each proposal), or (b) 1,078,126 shares, or approximately 6.3%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming the minimum number of shares necessary to establish a quorum are voted on each proposal).

The Charter Proposals

The SWAG stockholders will vote on separate proposals to approve the following material differences between the SWAG Charter and Otonomo’s amended and restated articles of association (“Otonomo Articles”) to be effective upon the consummation of the Business Combination: (i) the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”; (ii) the Otonomo Articles provide for one class of ordinary shares as opposed to the two classes of SWAG Common Stock provided for in the SWAG Charter; (iii) Otonomo’s corporate existence is perpetual as opposed to SWAG’s corporate existence terminating if a business combination is not consummated within a specified period of time; and (iv) the Otonomo Articles do not include the various provisions applicable only to special purpose acquisition corporations that the SWAG Charter contains. The Otonomo Articles to be in effect upon consummation of the Business Combination is attached as Exhibit G to Annex A to this proxy statement/prospectus. See the section of this proxy statement/prospectus titled “Proposal Two—The Charter Proposals.”

The Adjournment Proposal

If SWAG is unable to consummate the Business Combination at the time of the special meeting for any reason, the chairman presiding over the special meeting may submit a proposal to adjourn the special meeting to a later date or dates, if necessary. See the section of this proxy statement/prospectus titled “Proposal Three—The Adjournment Proposal.”

Date, Time and Place of Special Meeting of SWAG’s Stockholders

The special meeting will be held at 11:00 a.m., Eastern time, on August 12, 2021, via live webcast at https://cstproxy.com/softwareacquisitiongroupii/sm2021, or such other date, time and place to which such meeting may be adjourned, to consider and vote upon the proposals.

Voting Power; Record Date

SWAG stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned Class A Stock at the close of business on July 2, 2021, which is the record date for the special meeting. SWAG stockholders will have one vote for each share of Class A Stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. SWAG warrants do not have voting rights. On the record date, there were 17,250,000 shares of Class A Stock outstanding, all of which were public shares.

Redemption Rights

Pursuant to the SWAG Charter, a holder of public shares may demand that SWAG convert such shares into cash if the Business Combination is consummated; provided that SWAG may not consummate the Business Combination if it has less than $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Business Combination. Holders of public shares will be entitled to receive cash for these shares only if they deliver their shares to SWAG’s transfer agent no later than two (2) business days prior to the special meeting. Holders of public shares do not need to affirmatively vote on the Business Combination Proposal or be a holder of such public shares as of the record date to exercise conversion rights. If the Business Combination is not consummated, these shares will not be converted into cash. If a holder of public shares properly demands conversion, delivers his, her or its shares to SWAG’s transfer agent as described above, and the Business Combination is consummated, SWAG will convert each public share into a full pro rata portion of the Trust Account, calculated as of two (2) business days prior to the date of the special meeting. It is anticipated that this would amount to approximately $10.00 per share. If a holder of public shares exercises his, her or its conversion rights, then it will be exchanging its shares of SWAG Common Stock for cash and will not become a shareholder of Otonomo. See the section of this proxy statement/prospectus titled “Special Meeting of

SWAG Stockholders — Conversion Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.

SWAG warrant holders do not have conversion rights with respect to such securities.

Appraisal Rights

SWAG stockholders and SWAG warrant holders do not have appraisal rights in connection with the Transactions under the DGCL. See the section of this proxy statement/prospectus titled “Special Meeting of SWAG Stockholders—Appraisal Rights.”

SWAG’s Board of Directors’ Reasons for the Business Combination

SWAG’s board of directors, in evaluating the Business Combination, consulted with SWAG’s management and financial and legal advisors. In reaching its unanimous resolution (i) that the Business Combination Agreement and the transactions contemplated thereby are advisable and in the best interests of SWAG and its stockholders and (ii) to recommend that the stockholders adopt the Business Combination Agreement and approve the Business Combination and the transactions contemplated thereby, SWAG’s board of directors considered a range of factors, including, but not limited to, the factors discussed in the section referenced below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, SWAG’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. SWAG’s board of directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of SWAG’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Regarding Forward-Looking Statements; Market, Ranking and Other Industry Data.”

In approving the Business Combination, SWAG’s board of directors determined not to obtain a fairness opinion. The officers and directors of SWAG have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background and sector expertise enabled them to make the necessary analyses and determinations regarding the Business Combination. In addition, SWAG’s officers and directors have substantial experience with mergers and acquisitions.

SWAG’s board of directors considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby. SWAG’s board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination.

SWAG’s board of directors concluded that the potential benefits that it expected SWAG and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, SWAG’s board of directors unanimously determined that the Business Combination Agreement and the Business Combination contemplated therein were advisable, fair to and in the best interests of SWAG and its stockholders. See the section of this proxy statement/prospectus titled “Proposal One—The Business Combination Proposal—SWAG’s Board of Directors’ Reasons for the Business Combination and Recommendation of the Board of Directors.”

Interests of SWAG’s Directors and Officers in the Business Combination

In considering the recommendation of SWAG’s board of directors to vote in favor of approval of the Business Combination Proposal and the Charter Proposals, stockholders should keep in mind that the Sponsor and SWAG’s directors and executive officers have interests in such proposals that are different from, or in addition to, those of SWAG’s stockholders generally. In particular:

•

If the Business Combination with Otonomo or another business combination is not consummated by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and SWAG’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $42.9 million based upon the closing price of $9.95 per share on Nasdaq on July 19, 2021. On the other hand, if the Business Combination is consummated, each outstanding share of SWAG Common Stock will be converted into one Otonomo ordinary share, subject to adjustment described herein. As a result of the nominal price of $0.006 per share paid by the Sponsor compared to the recent market price of the Class A Stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the Founder Shares even if holders of Class A Stock experience a negative rate of return on their investments in the Class A Stock.

•

The Sponsor purchased 5,200,000 private placement warrants from SWAG for $1.00 per private warrant. This purchase took place on a private placement basis simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option. All of the proceeds SWAG received from these purchases were placed in the Trust Account. Such private placement warrants had an aggregate market value of $7.5 million based upon the closing price of $1.45 per warrant on Nasdaq on July 19, 2021. The private placement warrants will become worthless if SWAG does not consummate a business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). On the other hand, if the Business Combination is consummated, each outstanding private placement warrant will become exercisable for one Otonomo ordinary share for $11.50 per share, subject to adjustment as described herein.

•

If SWAG is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SWAG for services rendered or contracted for or products sold to SWAG. If SWAG consummates a business combination, on the other hand, SWAG will be liable for all such claims.

•

The Sponsor and SWAG’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on SWAG’s behalf, such as identifying and investigating possible business targets and business combinations. However, if SWAG fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, SWAG may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). As of the record date, the Sponsor and SWAG’s officers and directors and their affiliates had incurred no unpaid reimbursable expenses.

•

The Business Combination Agreement provides for the continued indemnification of SWAG’s current directors and officers and the continuation of directors and officers liability insurance covering SWAG’s current directors and officers.

•

SWAG’s Sponsor, officers and directors (or their affiliates) may make loans from time to time to SWAG to fund certain capital requirements. On June 16, 2020, the Sponsor agreed to loan SWAG an aggregate of up to $300,000 to cover expenses related to the SWAG IPO pursuant to a promissory note that was repaid in full on September 22, 2020. Additional loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to SWAG outside of the Trust Account.

•

Jonathan Huberman will be a member of the board of directors of Otonomo following the closing of the Business Combination and, therefore, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that Otonomo’s board of directors determines to pay to its non-executive directors.

Recommendation to SWAG Stockholders

SWAG’s board of directors has determined that each of the proposals outlined above is fair to and in the best interests of SWAG and its stockholders and recommended that SWAG stockholders vote “FOR” the business combination proposal, “FOR” each of the charter proposals, and “FOR” the adjournment proposal, if presented.

Certain Material U.S. Federal Income Tax Considerations (page 168)

For a description of certain material U.S. federal income tax consequences of the Business Combination, the exercise of redemption rights in respect of shares of SWAG Common Stock and the ownership and disposition of Otonomo ordinary shares and/or Otonomo warrants, please see “Certain Material U.S. Federal Income Tax Considerations” beginning on page 168.

Certain Material Israeli Tax Considerations (page 183)

For a description of certain material Israeli tax consequences of the ownership and disposition of Otonomo ordinary shares and/or Otonomo warrants, please see “Certain Material Israeli Tax Considerations” beginning on page 183.

Anticipated Accounting Treatment

The Transaction is comprised of a series of transactions pursuant to the Business Combination Agreement, as described elsewhere in this proxy statement/prospectus. For accounting purposes, the Transaction will be effectuated by three main steps:

1.	The exchange of shares held by Otonomo shareholders, which is accounted for as a recapitalization in accordance with US GAAP.

2.

The merger of SWAG with Merger Sub, which is not within the scope of ASC 805 (“Business Combinations”) because SWAG does not meet the definition of a business in accordance with ASC 805. Any difference between the fair value of Otonomo ordinary shares issued and the fair value of SWAG’s identifiable net assets should be recorded as additional paid-in capital. For purposes of the unaudited pro forma condensed combined financial information, it is assumed that the fair value of each individual Otonomo ordinary share issued to SWAG stockholders is equal to the fair value of each individual Otonomo shareholder resulting from the $1,050.0 million equity value assigned to Otonomo in the Business Combination Agreement.

3.

The Subscription Agreements related to the PIPE, which were executed concurrently with the Business Combination Agreement, will result in the issuance of Otonomo ordinary shares, leading to an increase in share capital and share premium.

Comparison of Rights of Stockholders of SWAG and Shareholders of Otonomo (page 203)

If the Business Combination is successfully completed, holders of SWAG Common Stock will become holders of Otonomo ordinary shares and their rights as shareholders will be governed by Otonomo’s organizational documents. There are also differences between the laws governing SWAG, a Delaware corporation, and Otonomo, an Israeli company. Please see “Comparison of Rights of Otonomo Shareholders and SWAG Stockholders” on page 203 for more information.

Recent Developments

SWAG’s Restatement of Financial Statements

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of September 14, 2020, between SWAG and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, SWAG reevaluated the accounting treatment of (i) the 8,625,000 redeemable warrants that were included in the units issued by SWAG in the SWAG IPO and (ii) the 5,200,000 private placement warrants that were issued to SWAG’s sponsor in a private placement that closed concurrently with the closing of the SWAG IPO, and determined to classify the SWAG warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.

On April 26, 2021, as discussed with Marcum LLP, SWAG’s independent registered public accounting firm, SWAG’s management and the Audit Committee of SWAG’s board of directors concluded that, in light of the SEC Statement, it is appropriate to restate (i) certain items on SWAG’s previously issued audited balance sheet dated as of September 17, 2020, which was related to its IPO, (ii) SWAG’s quarterly unaudited financial statements for the period ended September 30, 2020 and (iii) SWAG’s previously issued audited financial statements as of December 31, 2020 and for the period from June 16, 2020 (inception) through December 31, 2020. Considering such restatement, such financial statements should no longer be relied upon. This proxy statement/prospectus has been updated to include the restated financial statements for the period from June 16, 2020 (inception) through December 31, 2020.

Going forward, unless SWAG amends the terms of its warrant agreement, SWAG expects to continue to classify its warrants as liabilities, which would require SWAG to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on its results of operations.

Emerging Growth Company

Each of SWAG and Otonomo is, and consequently, following the Business Combination, the combined company will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, the combined company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the

“Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find the combined company’s securities less attractive as a result, there may be a less active trading market for the combined company’s securities and the prices of the combined company’s securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The combined company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the combined company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the combined company’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

The combined company will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of the date on which Otonomo ordinary shares were offered in exchange for SWAG Common Stock in connection with the Transactions, (b) in which the combined company has total annual gross revenue of at least $1.07 billion, or (c) in which the combined company is deemed to be a large accelerated filer, which means the market value of the combined company’s common equity that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which the combined company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

Regulatory Matters

The Business Combination is not subject to any federal or state regulatory requirement or approval, except for filings with the State of Delaware necessary to effectuate the Business Combination.

Summary Risk Factors

You should consider all the information contained in this proxy statement/prospectus in deciding how to vote for the proposals presented in this proxy statement/prospectus. In particular, you should consider the risk factors described under “Risk Factors” beginning on page 13. Such risks include, but are not limited to:

•	Otonomo has a limited operating history and may be unable to achieve or sustain profitability or accurately predict its future results;

•	Otonomo has a history of losses and expects to incur significant expenses and continuing losses for the foreseeable future;

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Otonomo expects to invest substantially in research and development (“R&D”) for the purpose of developing and commercializing new services, and these investments could significantly reduce its profitability or increase its losses and may not generate revenue for Otonomo;

•

If Otonomo does not develop enhancements to its services and introduce new services that achieve market acceptance, its growth, business, results of operations and financial condition could be adversely affected;

•	If Otonomo is unsuccessful at investing in growth opportunities, its business could be materially and adversely affected;

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Otonomo may need to raise additional funds in the future in order to execute its business plan and these funds may not be available to Otonomo when it needs them. If Otonomo cannot raise additional funds when it needs them, its business, prospects, financial condition and operating results could be negatively affected;

•	Otonomo has experienced rapid growth, and if Otonomo fails to effectively manage its growth, then its business, results of operations and financial condition could be adversely affected;

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Otonomo relies, in part, on partnerships to grow its business. The partnerships may not produce the expected financial or operating results Otonomo expects. In addition, if Otonomo is unable to enter into partnerships or successfully maintain them, its growth may be adversely impacted;

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Otonomo’s business depends on expanding its base of data consumers and data consumers increasing their use of its services, and its inability to expand its base of data consumers or any loss of data consumers or decline in their use of its services could materially and adversely affect its business, results of operations and financial condition;

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If Otonomo fails to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations, and changing customer needs, requirements or preferences, its products may become less competitive;

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The market for Otonomo’s services and platform is new and unproven, may decline or experience limited growth and is dependent in part on consumers continuing to adopt its platform and use its services;

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Otonomo relies on the ability to access data from external providers at reasonable terms and prices. Otonomo’s data providers might restrict its use of, or refuse to license, data, which could lead to its inability to access certain data or provide certain services and, as a result, materially and adversely affect its operating results and financial condition;

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If Otonomo is unable to expand its relationships with existing OEMs and vehicle fleet operators and add new OEMs and vehicle fleet operators and data providers, its business, results of operations and financial condition could be adversely affected;

•	If SWAG’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their SWAG Common Stock into a pro rata portion of the Trust Account;

•	SWAG’s board of directors did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination;

•	The financial and other interests of SWAG’s board of directors may have influenced SWAG’s board of directors’ decision to approve the Business Combination;

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The Otonomo securities to be received by SWAG’s securityholders as a result of the Business Combination will have different rights from SWAG securities, and SWAG’s stockholders will have a reduced ownership and voting interest of the combined company after consummation of the Business Combination; and

•	The other matters described in the section titled “Risk Factors” beginning on page 13.

RISK FACTORS

If the Business Combination is completed, the combined company will operate in a market environment that is difficult to predict and that involves significant risks, many of which will be beyond its control. You should carefully consider the risks described below before voting your shares. Additional risks and uncertainties not presently known to Otonomo and SWAG or that they do not currently believe are important to an investor, if they materialize, also may adversely affect the Business Combination. If any of the events, contingencies, circumstances or conditions described in the following risks actually occur, the combined company’s business, financial condition or results of operations could be seriously harmed. If that happens, the trading price of Otonomo ordinary shares or, if the Business Combination is not consummated, SWAG Common Stock could decline, and you may lose part or all of the value of any Otonomo ordinary shares or, if the Business Combination is not consummated, you may lose part or all of the value of any shares of SWAG Common Stock that you hold.

Risks Related to the Combined Company Following the Business Combination

Any of the following risk factors could cause the combined company’s actual results to differ materially from anticipated results. These risks and uncertainties are not the only ones that the combined company faces.

Risks Related to Otonomo’s Business and Industry

Otonomo has a limited operating history and may be unable to achieve or sustain profitability or accurately predict its future results.

Otonomo has been focused on developing a platform to provide vehicle data services since its formation in 2015. Otonomo’s limited operating history makes it difficult to evaluate its current business and future prospects and may increase the risk of its investment. Further, because Otonomo has limited historical financial data and operates in a rapidly evolving market, any predictions about its future revenue and expenses may not be as accurate as they would be if it had a longer operating history or operated in a more predictable market.

Otonomo’s losses in prior periods and accumulated deficit reflect the investments it has made to date to grow its business. Otonomo expects to have significant operating expenses in the future to further support and grow its business, including expanding the range of integrations between its platform and third-party applications and platforms, expanding its direct and indirect sales capabilities, investing in its infrastructure and R&D, and as a result it may be unable to achieve or sustain profitability or accurately predict its future results. You should not consider Otonomo’s recent growth in revenue as indicative of its future performance. Otonomo cannot assure you that it will achieve profitability in the future, or that if Otonomo does become profitable, that Otonomo will sustain profitability.

If Otonomo fails to address the risks and difficulties that it faces, including those described elsewhere in this “Risk Factors” section, its business, financial condition and results of operations could be adversely affected. Otonomo has encountered in the past, and will encounter in the future, risks and uncertainties frequently experienced by growing companies with limited operating histories in rapidly changing industries. If Otonomo’s assumptions regarding these risks and uncertainties, which it uses to plan and operate its business, are incorrect or change, or if it does not address these risks successfully, its results of operations could differ materially from its expectations and its business, financial condition and results of operations could be adversely affected.

Otonomo has a limited operating history with a history of losses and expects to incur significant expenses and continuing losses for the foreseeable future.

Otonomo has incurred net losses on an annual basis since its inception. Otonomo incurred net losses of approximately $20.0 million and $19.1 million for the years ended December 31, 2020 and 2019, respectively. Otonomo believes that it will continue to incur operating and net losses each quarter for the foreseeable future.

Otonomo expects continue to expend substantial financial and other resources on, among other things:

•	investments in its engineering team, the development of new products, features and functionality and enhancements to its platform;

•	expansion of its operations and infrastructure;

•	increases in its investment in research and development;

•	increases in its sales and marketing activities and expanding its sales force to cover additional geographies, including outside the U.S.; and

•	general administration, including legal, accounting and other expenses related to being a public company.

These investments may not result in increased revenue or growth of its business. Otonomo also expects that its revenue growth rate will decline over time. Accordingly, Otonomo may not be able to generate sufficient revenue to offset its expected cost increases, and achieve and sustain profitability. If Otonomo fails to achieve and sustain profitability, then its business, results of operations and financial condition would be adversely affected.

Otonomo expects to invest substantially in research and development for the purpose of developing and commercializing new services, and these investments could significantly reduce its profitability or increase its losses and may not generate revenue for Otonomo.

Otonomo’s future growth depends on its ability to enhance its services and introduce new services that achieve market acceptance and penetrate new markets. Therefore, Otonomo plans to incur substantial research and development costs as part of its efforts to develop and commercialize new services and enhance existing services. Otonomo’s research and development expenses were approximately $8.6 million and $8.2 million during the years ended December 31, 2020 and 2019, respectively and are likely to grow in the future. Future research and development expenses will adversely affect Otonomo’s future results of operations. In addition, Otonomo’s research and development program may not produce successful results, and even if it does successfully produce new services, those services may not achieve market acceptance, create additional revenue or become profitable.

If Otonomo does not develop enhancements to its services and introduce new services that achieve market acceptance, its growth, business, results of operations and financial condition could be adversely affected.

Otonomo’s ability to attract new data consumers and increase revenue from existing data consumers depends in part on its ability to enhance and improve its existing services, increase adoption and usage of its services, and introduce new services. The success of any enhancements or new services depends on several factors, including timely completion, adequate quality testing, actual performance quality, market accepted pricing levels and overall market acceptance.

Enhancements, such as additional technology features, and new services, such as software licenses and data services, that Otonomo develops may not be introduced in a timely or cost-effective manner, may contain errors or defects, may have interoperability difficulties with its platform or other services or may not achieve the broad market acceptance necessary to generate significant revenue. Furthermore, Otonomo’s ability to increase the usage of its services depends, in part, on the development of new uses for its services, which may be outside of its control. Its ability to generate usage of additional services by its data consumers may also require increasingly sophisticated and more costly sales efforts and result in a longer sales cycle. If Otonomo is unable to successfully enhance its existing services to meet evolving data consumer requirements, increase adoption and usage of its services, develop new services, or if its efforts to increase the usage of its services are more expensive than Otonomo expects, then its business, results of operations and financial condition would be adversely affected.

If Otonomo is unsuccessful at investing in growth opportunities, its business could be materially and adversely affected.

Otonomo continues to invest significantly in growth opportunities, including the development of new technologies and services to meet its clients’ needs. For example, Otonomo is expanding its service offerings by providing additional services along the data value chain in the form of data storage, enrichment and visualization, and adding additional technology features for licensing to OEM’s and data consumers. Otonomo also continues to invest significantly in growth opportunities outside the U.S., and in particular Latin America and the Asia-Pacific. Otonomo considers its presence in these markets to be an important component of its growth strategy.

There is no assurance that Otonomo’s growth strategy will be successful or will produce a sufficient or any return on its investments. Further, if Otonomo is unable to develop new technologies and services, data consumers do not use or license its new technologies and services, its new technologies and services do not work as intended or there are delays in the availability or adoption of its new technologies and services, then Otonomo may not be able to grow its business or growth may occur slower than anticipated. Additionally, although Otonomo expects continued growth in the vehicle data market, such growth may occur more slowly or not at all, and Otonomo may not benefit from its investments.

Otonomo plans to fund growth opportunities with cash from operations or from future financings. There can be no assurance that those sources will be available in sufficient amounts to fund future growth opportunities when needed.

Any of the foregoing could have a material and adverse effect on its operating results and financial condition.

Otonomo may need to raise additional funds in the future in order to execute its business plan and these funds may not be available to Otonomo when it needs them. If Otonomo cannot raise additional funds when it needs them, its business, prospects, financial condition and operating results could be negatively affected.

Otonomo may require additional capital in the future in order to fund its growth strategy or to respond to technological advancements, competitive dynamics or technologies, data consumer demands, business opportunities, challenges, acquisitions or unforeseen circumstances. It may also determine to raise equity or debt financing for other reasons. For example, in order to further enhance business relationships with current or potential customers or partners, Otonomo may issue equity or equity-linked securities to such current or potential customers or partners.

Otonomo may not be able to timely secure additional debt or equity financing on favorable terms, or at all. If Otonomo raises additional funds through the issuance of equity or convertible debt or other equity-linked securities, its existing shareholders could experience significant dilution. In addition, any debt financing obtained by Otonomo in the future, whether in the form of a credit facility or otherwise, could involve restrictive covenants relating to its capital raising activities and other financial and operational matters, which may make it more difficult for Otonomo to obtain additional capital and to pursue business opportunities, including potential acquisitions. If Otonomo is unable to obtain adequate financing or financing on terms satisfactory to Otonomo when Otonomo requires it, Otonomo’s ability to continue to grow or support its business and to respond to business challenges could be significantly limited. In addition, because Otonomo’s decision to issue debt or equity in the future will depend on market conditions and other factors beyond its control, it cannot predict or estimate the amount, timing, nature or success of its future capital raising efforts.

Otonomo has experienced rapid growth, and if Otonomo fails to effectively manage its growth, then its business, results of operations and financial condition could be adversely affected.

Otonomo has experienced substantial growth in its business since inception. For example, Otonomo has also experienced significant growth in the number of data consumers, usage and amount of data that its platform and associated infrastructure support. This growth has placed and may continue to place significant demands on its corporate culture, operational infrastructure and management. Any failure to manage its anticipated growth and organizational changes in a manner that preserves the key aspects of its culture could hurt its chance for future success, including its ability to recruit and retain personnel, and effectively focus on and pursue its corporate objectives. This, in turn, could adversely affect its business, results of operations and financial condition.

In addition, Otonomo’s ability to manage its operations and future growth will require Otonomo to continue to improve its operational, financial and management controls, compliance programs and reporting systems. Otonomo is currently in the process of strengthening its compliance programs, including its compliance programs related to export controls, privacy and cybersecurity and anti-corruption. Otonomo may not be able to implement improvements in an efficient or timely manner and may discover deficiencies in existing controls, programs, systems and procedures, which could have an adverse effect on its business, reputation and financial results.

Otonomo relies, in part, on partnerships to grow its business. The partnerships may not produce the expected financial or operating results Otonomo expects. In addition, if Otonomo is unable to enter into partnerships or successfully maintain them, its growth may be adversely impacted.

Historically, Otonomo has relied, in part, on a variety of partnerships covering different focus areas and data to grow its business. The majority of the partnerships allow Otonomo to provide data or data services as part of services provided by the partners, thereby increasing Otonomo’s customer base without the need to address the customers directly.

Any partnerships Otonomo enters into may not be on favorable terms, and the expected benefits and growth from these partnerships may not materialize as planned. Otonomo may have difficulty assimilating new partnerships and their services, technologies, IT systems and personnel into its operations. IT and data security profiles of partners may not meet its technological standards and may take longer to integrate and remediate than planned. This may result in significantly greater transaction and integration costs for future partnerships than Otonomo has experienced historically, or it could mean that Otonomo will not pursue certain partnerships where the costs of integration and remediation are too significant. These difficulties could disrupt its ongoing business, increase its expenses and adversely affect its operating results and financial condition.

Despite its past experience, opportunities to grow its business through partnerships may not be available to Otonomo in the future.

Historically, a single customer has accounted for a material portion of Otonomo’s revenues and, therefore, the loss of that customer could materially and adversely affect its business, results of operations and financial condition.

One of Otonomo’s customers, Mitsubishi Motors Corporation (“Mitsubishi”), accounted for approximately 30% of its revenue in 2020. The loss of this customer could result in a significant reduction of Otonomo’s anticipated revenues, which could materially and adversely affect its business, results of operations and financial condition.

Otonomo’s business depends on expanding its base of data consumers and data consumers increasing their use of its services, and its inability to expand its base of data consumers or any loss of data consumers or decline in their use of its services could materially and adversely affect its business, results of operations and financial condition.

Otonomo’s ability to grow and generate revenue growth depends, in part, on its ability to expand its base of data consumers and maintain and grow its relationships with existing data consumers and to have them increase their usage of its platform. If Otonomo is not successful in attracting new data consumers or its existing data consumers do not increase their use of its services, then its revenue growth may decline, and its results of operations may be harmed. Data consumers are charged based on the usage of its services. Many of Otonomo’s data consumers do not have long-term contractual financial commitments to Otonomo and, therefore, most of its data consumers may reduce or cease their use of its services at any time without penalty or termination charges. Data consumers may terminate or reduce their use of its services for any number of reasons, including if they are not satisfied with its services, the value proposition of its services or its ability to meet their needs and expectations. Otonomo cannot accurately predict data consumers’ usage levels and its inability to attract new data consumers or the loss of data consumers or reductions in their usage levels of its services may each have a negative impact on its business, results of operations and financial condition and may slow its growth in the future if customers are not satisfied with its products, the value proposition of its products or its ability to meet their needs and expectations. If a significant number of data consumers cease using, or reduce their usage of its services, then Otonomo may be required to spend significantly more on sales and marketing than it currently plans to spend in order to maintain or increase revenue from data consumers. Such additional sales and marketing expenditures could adversely affect its business, results of operations and financial condition.

If Otonomo fails to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations, and changing customer needs, requirements or preferences, its products may become less competitive.

The market for communications in general, and vehicle data, is subject to rapid technological change, evolving industry standards, changing regulations, as well as changing customer needs, requirements and preferences. The success of Otonomo’s business will depend, in part, on its ability to adapt and respond effectively to these changes on a timely basis. If Otonomo is unable to develop new services that satisfy its data consumers and provide enhancements and new features for its existing services that keep pace with rapid technological and industry change, its business, results of operations and financial condition could be adversely affected. If new technologies emerge that are able to deliver competitive services at lower prices, more efficiently, more conveniently or more securely, such technologies could adversely impact its ability to compete effectively.

Its platform must integrate with a variety of network, hardware, mobile and software platforms and technologies, and Otonomo needs to continuously modify and enhance its services and platform to adapt to changes and innovation in these technologies. If data providers, partners or data consumers adopt new software platforms or infrastructure, Otonomo may be required to develop new or enhanced versions of its services to work with those new platforms or infrastructure. This development effort may require significant resources, which would adversely affect its business, results of operations and financial condition. Any failure of its services and platform to operate effectively with evolving or new platforms and technologies could reduce the demand for its services. If Otonomo is unable to respond to these changes in a cost-effective manner, its services may become less marketable and less competitive or obsolete, and its business, results of operations and financial condition could be adversely affected.

The market for Otonomo’s services and platform is new and unproven, and may decline or experience limited growth and is dependent in part on data consumers continuing to adopt its platform and use its services.

Otonomo has been developing and providing a cloud based platform, through which it serves as a vehicle data marketplace, and which enables car manufacturers, drivers and service providers to be part of a connected ecosystem. This market is relatively new and unproven and is subject to a number of risks and uncertainties. Otonomo believes that its future success will significantly depend in large part on the growth, if any, of this market. The utilization of a data marketplace to obtain data on vehicles, drivers and the environment is still relatively new, and consumers may not recognize the need for, or benefits of, its services and platform. Moreover, if they do not recognize the need for and benefits of its services and platform, they may decide to adopt alternative services to satisfy some portion of their business needs. In order to grow its business and extend its market position, Otonomo intends to focus on educating potential customers about the benefits of its services and platform, expanding the range of Otonomo’s services and bringing new technologies to market to increase market acceptance and use of its platform. Otonomo’s ability to expand the market that its services and platform address depends upon a number of factors, including the cost, performance and perceived value associated with such services and platform. The market for its services and platform could fail to grow significantly or there could be a reduction in demand for its services as a result of a lack of acceptance, technological challenges, competing services, decreases in spending by current and prospective customers, weakening economic conditions and other causes. If Otonomo’s market does not experience significant growth, or demand for its services decreases, then its business, results of operations, and financial condition could be adversely affected.

Otonomo relies on the ability to access data from external providers at reasonable terms and prices. Otonomo’s data providers might restrict its use of, or refuse to license, data, which could lead to its inability to access certain data or provide certain services and, as a result, materially and adversely affect its operating results and financial condition.

Otonomo relies extensively upon vehicle data from a variety of external providers to provide its services, including data from vehicle manufacturers (“OEMs”), vehicle fleet operators and telematics service providers (“TSPs”). Otonomo’s data providers could increase restrictions on its use of such data, increase the price they charge Otonomo for data, or refuse altogether to license the data to Otonomo. In addition, during the term of any data supply contract, providers may fail to adhere to its data quality control standards or fail to deliver data. Further, although no single individual data provider is material to Otonomo’s business, if a number of providers collectively representing a significant amount of data that it uses for one or more of its services were to impose additional contractual restrictions on its use of or access to data, fail to adhere to its quality-control standards, repeatedly fail to deliver data or refuse to provide data, now or in the future, its ability to provide those services to its clients could be materially adversely impacted, which may harm its operating results and financial condition. In addition, if a number of providers collectively representing a significant amount of data that Otonomo uses are no longer able or are unwilling to provide Otonomo with certain data, it may need to find alternative providers.

If Otonomo is unable to identify and contract with suitable alternative data providers and efficiently and effectively integrate these data sources into its service offerings, Otonomo could experience service disruptions, increased costs, and reduced quality and availability of its services. Moreover, some of Otonomo’s data providers compete with it in certain service offerings, which may make it vulnerable to unpredictable price increases from them and they may elect to stop providing data to us. Significant price increases could have a material adverse effect on Otonomo’s operating margins and its financial position, in particular if Otonomo is unable to arrange for substitute replacement data suppliers on favorable economic terms. There can be no assurance that Otonomo would be able to obtain data from alternative suppliers if its current suppliers become unavailable. Loss of such access or the availability of data in the future on commercially reasonable terms, or at all, may reduce the quality and availability of its services, which could have a material adverse effect on its business, financial condition, and results of operations.

Some of Otonomo’s data suppliers face similar regulatory requirements as Otonomo does and, consequently, they may cease to be able to provide data to Otonomo or may substantially increase the fees they charge Otonomo for this data, which may make it financially burdensome or impossible for Otonomo to acquire data that is necessary to offer services. Many consumer advocates, privacy advocates, and government regulators believe that existing laws and regulations do not adequately protect privacy or ensure the accuracy of personal data. As a result, such advocates and regulators are seeking further restrictions on the dissemination or commercial use of personal information to the public and private sectors, as well as contemplating requirements relative to data accuracy and the ability of consumers to opt to have their personal data removed from databases such as Otonomo’s. Any future laws, regulations, or other restrictions limiting the dissemination or use of personal information may reduce the quality and availability of the data necessary for its products and services, which could have a material adverse effect on its business, financial condition, and results of operations.

If Otonomo is unable to expand its relationships with existing OEMs and vehicle fleet operators and add new OEMs and vehicle fleet operators and data providers, its business, results of operations and financial condition could be adversely affected.

Otonomo believes that the continued growth of its business depends in part upon developing and expanding strategic relationships with OEM’s and vehicle fleet operators and other data providers. OEM’s and vehicle fleet operators provide much of the data Otonomo provides as part of its services. As demand grows for data-driven products and services and customer groups join the ecosystem and expand their usage of external data, Otonomo will need to be able to provide the data in order to meet increasing market needs. Its strategy also includes contracting with other data providers to provide commercial vehicle, environmental and micro-mobility data.

If Otonomo fails to expand its relationships with existing OEM’s and vehicle fleet operators or establish relationships with new OEM’s and vehicle fleet operators and other data providers in a timely and cost effective manner, or at all, Otonomo will be unable to grow its business and meet its customers’ needs, which would adversely affect its business, results of operations and financial condition.

Any failure to offer high quality data user support may adversely affect Otonomo’s relationships with its data consumers and prospective data consumers, and adversely affect its business, results of operations and financial condition.

Many of Otonomo’s customers depend on its customer support team to assist them in deploying its services effectively to help them to resolve post-deployment issues quickly, and to provide ongoing support. If Otonomo does not devote sufficient resources or is otherwise unsuccessful in assisting its data consumers effectively, it could adversely affect its ability to retain existing data consumers and could prevent prospective data consumers from adopting its services. Otonomo may be unable to respond quickly enough to accommodate short-term increases in demand for customer support. It also may be unable to modify the nature, scope and delivery of its customer support to compete with changes in the support services provided by its competitors. Increased demand for customer support, without corresponding revenue, could increase costs and adversely affect its business, results of operations and financial condition. Otonomo’s revenues are highly dependent on its business reputation. Any failure to maintain high quality customer support, or a market perception that it does not maintain high quality customer support, could erode customer trust and adversely affect its reputation, business, results of operations and financial condition.

Adverse conditions in the automotive industry or the global economy more generally could have adverse effects on Otonomo’s results of operations.

Otonomo’s business is directly affected by, and significantly dependent on, business cycles and other factors affecting the global automobile industry and global economy generally. Automotive production and sales are highly cyclical and depend on general economic conditions and other factors, including consumer spending and preferences, changes in interest rates and credit availability, consumer confidence, fuel costs, fuel availability, environmental impact, governmental incentives and regulatory requirements and political volatility, especially in energy-producing countries and growth markets. In addition, automotive production and sales can be affected by Otonomo’s automotive OEM customers’ ability to continue operating in response to challenging economic conditions and in response to regulatory requirements and other factors. The volume of automotive production in North America, Europe and the rest of the world has fluctuated, sometimes significantly, from year to year.

Otonomo expects any such fluctuations to give rise to fluctuations in the demand for its products. Reductions in automotive sales could slow the increasing connectivity of vehicles, as new vehicles have greater connectivity that older ones, and would slow the demand for data-driven products and services. In addition, a reduction in the number of vehicles would reduce the potential number of data consumers for Otonomo’s services. Any significant adverse change in automotive production and sales could have a material adverse effect on Otonomo’s business, results of operations and financial condition.

The market in which Otonomo participates is intensely competitive, and if Otonomo does not compete effectively, its business, results of operations and financial condition could be harmed.

The market for vehicle data is rapidly evolving and highly competitive, with relatively low barriers to entry in some areas. Otonomo’s future success will depend on its ability to maintain its lead by continuing to develop and protect from infringement advanced technology in a timely manner and to stay ahead of existing and new competitors. Otonomo currently faces competition from a range of companies seeking to establish and develop relationships with OEMs and other data providers. Its competitors are also working to advance technology, performance and innovation in their development of new and improved solutions.

Otonomo’s direct competitors focus on data provision, services to manage and structure data and consent management. Its indirect competitors include service providers and personal use case companies, which focus on enabling services via APIs and connecting service providers with customers’ personally identifiable information (“PII”), as well as industry-specific data and service providers for location-based services, fleet management and repair-and maintenance. Additionally, technology companies, such as Google and Alibaba, and vehicle operating system providers, such as Huawei and Baidu, are potential competitors to its platform, as are companies providing cloud computing platforms and APIs, such as Amazon Web Services and Microsoft. In addition, Otonomo faces potential competition from its vertically integrated data providers which may elect to directly provide more data-related services as part of their business.

The principal competitive factors in its market include completeness of offering, ease of integration and programmability, product features, platform scalability, and performance and cost.

Some of its competitors and potential competitors are larger and have greater name recognition, longer operating histories, more established customer relationships, larger budgets and significantly greater resources than Otonomo does. In addition, some have the operating flexibility to bundle competing products and services at little or no perceived incremental cost, including offering them at a lower price as part of a larger sales transaction. As a result, its competitors may be able to respond more quickly and effectively than Otonomo can to new or changing opportunities, technologies, standards or customer requirements.

With the introduction of new services and new market entrants, Otonomo expects competition to intensify in the future. Increased competition may result in pricing pressure and reduced margins and may impede Otonomo’s ability to increase the sales of its products or cause it to lose market share, any of which will adversely affect its business, results of operations and financial condition.

Otonomo expects its results of operations to fluctuate on a quarterly and annual basis, which could cause the share price of the combined company to fluctuate or decline.

Otonomo’s quarterly results of operations have fluctuated in the past and may vary significantly in the future. As such, historical comparisons of its operating results may not be meaningful. Accordingly, the results of any one quarter should not be relied upon as an indication of future performance. Otonomo’s quarterly financial results may fluctuate as a result of a variety of factors, many of which are outside of its control and may not fully reflect the underlying performance of Otonomo’s business. These fluctuations could adversely affect Otonomo’s ability to meet its expectations or those of securities analysts or investors. If Otonomo does not meet these expectations for any period, the value of its business and its securities, or those of the combined company, could decline significantly. Factors that may cause these quarterly fluctuations include, without limitation, those listed below:

•	The timing of revenues generated in any quarter;

•	Pricing changes Otonomo may adopt to drive market adoption or in response to competitive pressure;

•	Otonomo’s ability to retain its existing customers and attract new customers;

•	Otonomo’s ability to develop, introduce and sell services and products in a timely manner that meet customer requirements;

•	Disruptions in Otonomo’s sales channels or termination of its relationship with partners;

•	Delays in customers’ purchasing cycles or deferments of customers’ purchases in anticipation of new services or updates from Otonomo or its competitors;

•	Fluctuations in demand pressures for Otonomo’s products;

•	The mix of services sold in any quarter;

•	The duration of the global COVID-19 pandemic and the time it takes for economic recovery;

•	The timing and rate of broader market adoption of Otonomo’s data service platform;

•	Market acceptance of Otonomo’s services and further technological advancements by Otonomo’s competitors and other market participants;

•	Any change in the competitive dynamics of Otonomo’s markets, including consolidation of competitors, regulatory developments and new market entrants;

•	Changes in the source, cost, availability of and regulations pertaining to materials Otonomo uses;

•	Adverse litigation, judgments, settlements or other litigation-related costs, or claims that may give rise to such costs; and

•	General economic, industry and market conditions, including trade disputes.

Changes in tax laws or exposure to additional income tax liabilities could affect Otonomo’s future profitability.

Factors that could materially affect Otonomo’s future, effective tax rates, include but are not limited to:

•	Changes in tax laws or the regulatory environment;

•	Changes in accounting and tax standards or practices;

•	Changes in the composition of operating income by tax jurisdiction; and

•	Otonomo’s operating results before taxes.

Because Otonomo does not have a long history of operating at its present scale and it has significant expansion plans, Otonomo’s effective tax rate may fluctuate in the future. Future effective tax rates could be affected by operating losses in jurisdictions where no tax benefit can be recorded under U.S. GAAP, changes in the composition of earnings in countries with differing tax rates, changes in deferred tax assets and liabilities, or changes in tax laws.

Changes in Otonomo’s product mix may impact its financial performance.

Otonomo’s financial performance can be affected by the mix of services it sells during a given period. If Otonomo’s sales include more of the lower gross margin services than higher gross margin products, its results of operations and financial condition may be adversely affected. There can be no guarantees that Otonomo will be able to successfully alter its service mix so that it is selling more of its high gross margin products. In addition, Otonomo’s earnings forecasts and guidance after the Business Combination are expected to include assumptions about product sales mixes. If actual results vary from this projected product mix of sales, Otonomo’s results of operations and financial condition could be adversely affected.

Otonomo is highly dependent on the services of its CEO and founder, Ben Volkow.

Otonomo is highly dependent on its CEO and founder, Ben Volkow. Mr. Volkow has acted as Otonomo’s Chief Executive Officer since its inception, and as such, is deeply involved in all aspects of Otonomo’s business, including product development. The loss of Mr. Volkow would adversely affect Otonomo’s business because this could make it more difficult to, among other things, compete with other market participants, manage Otonomo’s R&D activities and retain existing customers or cultivate new ones. Negative public perception of, or negative news related to, any of Mr. Volkow may adversely affect Otonomo’s brand, relationship with customers or standing in the industry.

Otonomo’s management team has limited experience managing a public company.

Otonomo’s management team has limited experience managing a publicly traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. Otonomo’s management team may not successfully or efficiently manage their new roles and responsibilities, Otonomo’s transition to being a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from Otonomo’s senior management and could divert their attention away from the day-to-day management of Otonomo’s business, which could adversely affect Otonomo’s business, financial condition and operating results.

Otonomo’s business depends on its ability to attract and retain highly skilled personnel and senior management. Failure to effectively retain, attract and motivate key employees could diminish the anticipated benefits of the Business Combination.

Competition for highly-skilled personnel is often intense, especially in Israel, where Otonomo’s principal office is located, and it may incur significant costs to attract them. Otonomo may face challenges in attracting or retaining qualified personnel to fulfill its current or future needs. Otonomo has, from time to time, experienced, and it expects to continue to experience, difficulty in hiring and retaining highly skilled employees with appropriate qualifications. In addition, job candidates and existing employees often consider the value of the equity awards they receive in connection with their employment. If the perceived value of Otonomo’s equity or equity awards declines, including after Closing, it may adversely affect Otonomo’s ability to retain highly skilled employees. The success of the Business Combination will depend in part on the attraction, retention and motivation of executive personnel critical to the business and operations of Otonomo. If Otonomo fails to attract new personnel or fails to retain and motivate its current personnel, Otonomo could face disruptions in its operations, strategic relationships, key information, expertise or know-how and unanticipated recruitment and onboarding costs, and its business and future growth prospects could be adversely affected.

Otonomo’s sales and operations in international markets expose it to operational, financial and regulatory risks.

A core component of Otonomo’s growth strategy is international expansion. While it has committed resources to expanding its international operations and sales channels, these efforts may not be successful. International operations are subject to a number of other risks, including:

•	Exchange rate fluctuations;

•	Political and economic instability, international terrorism and anti-American sentiment, particularly in emerging markets;

•	Global or regional health crises, such as the COVID-19 pandemic;

•	Potential for violations of anti-corruption laws and regulations, such as those related to bribery and fraud;

•	Preference for locally branded products, and laws and business practices favoring local competition;

•	Potential consequences of, and uncertainty related to, the “Brexit” process in the United Kingdom, which could lead to additional expense and complexity in doing business there;

•	Increased difficulty in managing inventory;

•	Delayed revenue recognition;

•	Less effective protection of intellectual property;

•

Stringent regulation of the autonomous or other systems, or products using Otonomo’s products and rigorous consumer protection and product compliance regulations, including but not limited to General Data Protection Regulation in the European Union, European competition law, the Restriction of Hazardous Substances directive, the Waste Electrical and Electronic Equipment directive and the European Ecodesign directive that are costly to comply with, and may vary from country to country;

•	Difficulties and costs of staffing and managing foreign operations;

•	Import and export laws and the impact of tariffs; and

•	Changes in local tax and customs duty laws or changes in the enforcement, application or interpretation of such laws.

As a result of these and other factors, international expansion may be more difficult, take longer and not generate the results Otonomo anticipates, which could negatively impact its growth and business.

Otonomo’s business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, and interruptions by man-made problems, such as network security breaches, computer viruses or terrorism. Material disruptions of Otonomo’s business or information systems resulting from these events could adversely affect its operating results.

A significant natural disaster, such as an earthquake, fire, flood or significant power outage or other similar events, such as infectious disease outbreaks or pandemic events, including the COVID-19 pandemic, could have an adverse effect on Otonomo’s business and operating results. The COVID-19 pandemic has produced meaningful operational challenges and Otonomo expects to continue to experience disruptions in its business during the first half of 2021. COVID-19 has heightened many of the other risks described herein, such as the demand for Otonomo’s products, its ability to achieve or maintain profitability and its ability to raise additional capital in the future. Despite the implementation of network security measures, Otonomo’s networks also may be vulnerable to computer viruses, break-ins and similar disruptions from unauthorized tampering with its solutions. In addition, natural disasters, acts of terrorism or war could cause disruptions in Otonomo’s remaining business operations, Otonomo’s or its customers’ or partners’ businesses, Otonomo’s data providers or the economy as a whole. Otonomo also relies on information technology systems to communicate among its workforce and with third parties. Any disruption to Otonomo’s communications, whether caused by a natural disaster or by man-made problems, such as power disruptions, could adversely affect its business. Otonomo does not have a formal disaster recovery plan or policy in place and does not currently require that its suppliers’ partners have such plans or policies in place. To the extent that any such disruptions result in delays or cancellations of orders or impede its suppliers’ ability to timely deliver product components, or the deployment of its products, Otonomo’s business, operating results and financial condition would be adversely affected.

Otonomo has been, and may in the future be, adversely affected by the global COVID-19 pandemic, the duration and economic, governmental and social impact of which is difficult to predict, which may significantly harm Otonomo’s business, prospects, financial condition and operating results.

The ongoing COVID-19 pandemic as well as other possible health epidemics and outbreaks could result in a material adverse impact on Otonomo’s or its customers’ business operations including reduction or suspension of operations in the U.S. or certain parts of the world. Otonomo’s engineering operations, among others, cannot all be conducted in a remote working structure and often require on-site access to materials and equipment. Otonomo has customers with international operations in varying industries. Depending upon the duration of the ongoing COVID-19 pandemic and the associated business interruptions, its data consumers, data suppliers and partners may suspend or delay their engagement with Otonomo, which could result in a material adverse effect on its financial condition. Otonomo’s response to the ongoing COVID-19 pandemic may prove to be inadequate and it may be unable to continue its operations in the manner it had prior to the outbreak, and may endure interruptions, reputational harm, delays in its product development and shipments, all of which could have an adverse effect on its business, operating results, and financial condition. In addition, when the pandemic subsides, Otonomo cannot assure you as to the timing of any economic recovery, which could continue to have a material adverse effect on its target markets and its business.

Breaches of Otonomo’s networks or systems, or those of its data providers or partners, could degrade Otonomo’s ability to conduct its business, compromise the integrity of its products, platform and data, result in significant data losses and the theft of its intellectual property, damage its reputation, expose it to liability to third parties and require it to incur significant additional costs to maintain the security of its networks and data.

Otonomo depends upon its IT systems to conduct virtually all of its business operations, ranging from its internal operations and research and development activities to its marketing and sales efforts and communications with its customers and business partners. Individuals or entities may attempt to penetrate Otonomo’s network security, or that of its platform, and to cause harm to its business operations, including by misappropriating proprietary information or that of its data suppliers, data consumers, partners and employees or to cause interruptions of its products and platform. In general, cyberattacks and other malicious internet-based activity continue to increase in frequency and magnitude, and cloud-based companies have been targeted in the past and are likely to continue to be targeted in the future. In addition to threats from traditional computer hackers, malicious code (such as malware, viruses, worms, and ransomware), employee theft or misuse, password spraying, phishing, credential stuffing, and denial-of-service attacks, Otonomo also faces threats from sophisticated organized crime, nation-state, and nation-state supported actors who engage in attacks (including advanced persistent threat intrusions) that add to the risk to its systems (including those hosted on AWS or other cloud services), internal networks, its customers’ systems and the information that they store and process.

While Otonomo devotes significant financial and personnel resources to implement and maintain security measures, because the techniques used by such individuals or entities to access, disrupt or sabotage devices, systems and networks change frequently and may not be recognized until launched against a target, Otonomo may be required to make further investments over time to protect data and infrastructure as cybersecurity threats develop, evolve and grow more complex over time. Otonomo may also be unable to anticipate these techniques, and Otonomo may not become aware in a timely manner of security breaches, which could exacerbate any damage Otonomo experiences. Additionally, Otonomo depends upon its employees and contractors to appropriately handle confidential and sensitive data, including customer data, and to deploy its IT resources in a safe and secure manner that does not expose its network systems to security breaches or the loss of data. Any data security incidents, including internal malfeasance or inadvertent disclosures by its employees or a third party’s fraudulent inducement of its employees to disclose information, unauthorized access or usage, introduction of a virus or similar breach or disruption of Otonomo or its service providers, such as AWS, could result in loss of confidential information, damage to its reputation, erosion of customer trust, loss of customers, litigation, regulatory investigations, fines, penalties and other liabilities. Accordingly, if Otonomo’s cybersecurity measures or its service providers, fail to protect against unauthorized access, attacks (which may include sophisticated cyberattacks), or the mishandling of data by its employees and contractors, then its reputation, business, results of operations and financial condition could be adversely affected. While Otonomo maintains errors, omissions, and cyber liability insurance policies covering certain security and privacy damages, Otonomo cannot be certain that its existing insurance coverage will continue to be available on acceptable terms or will be available in sufficient amounts to cover the potentially significant losses that may result from a security incident or breach or that the insurer will not deny coverage as to any future claim.

Any disruption of service at the Cloud Service Providers that host our platform could harm our business.

Otonomo currently hosts its platform primarily using AWS, Microsoft Azure and Google Cloud, referred to as its Cloud Service Providers. Its continued growth depends on the ability of its customers to access its platform at any time and within an acceptable amount of time.

Although Otonomo has disaster recovery plans, including the use of multiple Cloud Service Provider locations, any incident affecting its Cloud Service Provider infrastructure that may be caused by fire, flood, severe storm, earthquake or other natural disasters, cyber-attacks, terrorist or other attacks, and other similar events beyond its control could negatively affect Otonomo’s platform and its ability to deliver its services to its customers. A prolonged Cloud Service Provider disruption affecting Otonomo’s platform for any of the foregoing reasons would negatively impact its ability to serve its customers and could damage its reputation with current and potential customers, expose it to liability, cause Otonomo to lose customers or otherwise harm its business. Otonomo may also incur significant costs for using alternative equipment or taking other actions in preparation for, or in reaction to, events that damage the Cloud Service Providers Otonomo use.

In the event that its Cloud Service Provider service agreements are terminated, or there is a lapse of service, Otonomo would experience interruptions in access to its platform as well as significant delays and additional expense in arranging new facilities and services and/or re-architecting its solutions for deployment on a different cloud infrastructure, which would adversely affect its business, operating results and financial condition.

Risks Related to Otonomo’s Intellectual Property

Otonomo may not be able to adequately protect or enforce its intellectual property rights or prevent unauthorized parties from copying or reverse engineering its solutions. Otonomo’s efforts to protect and enforce its intellectual property rights and prevent third parties from violating its rights may be costly.

The success of Otonomo’s services and its business depends in part on Otonomo’s ability to obtain patents and other intellectual property rights and maintain adequate legal protection for its products in the United States and other international jurisdictions. Otonomo relies on a combination of patent, copyright, service mark, and trade secret laws, as well as confidentiality procedures and contractual restrictions, to establish and protect its proprietary rights, all of which provide only limited protection. Otonomo cannot assure you that any patents will be issued with respect to its currently pending patent applications, including in a manner that gives Otonomo adequate defensive protection or competitive advantages, if at all, or that any of Otonomo’s patents will not be challenged, invalidated or circumvented. Otonomo has filed for patents in the United States and in certain international jurisdictions, but such protections may not be available in all countries in which it operates or in which Otonomo seeks to enforce its intellectual property rights or may be difficult to enforce in practice. Otonomo cannot be certain that the steps it has taken will prevent unauthorized use of its technology or the reverse engineering of its technology. Moreover, others may independently develop technologies that are competitive to Otonomo or infringe Otonomo’s intellectual property.

Protecting against the unauthorized use of Otonomo’s intellectual property, products and other proprietary rights is expensive and can be difficult, particularly with respect to international jurisdictions. Unauthorized parties may attempt to copy or reverse engineer Otonomo’s solutions or certain aspects of Otonomo’s solutions that are considered proprietary. Litigation may be necessary in the future to enforce or defend Otonomo’s intellectual property rights, to prevent unauthorized parties from copying or reverse engineering its solutions, to determine the validity and scope of the proprietary rights of others or to block the importation of infringing products into the U.S. Any such litigation, regardless of merit, could be costly, divert the attention of management and may not ultimately be resolved in Otonomo’s favor.

Effective patent, trademark, service mark, copyright and trade secret protection may not be available in every country in which Otonomo’s products are available and competitors based in other countries may sell infringing products in one or more markets. An inability to adequately protect and enforce Otonomo’s intellectual property and other proprietary rights or an inability to prevent authorized parties from copying or reverse engineering its smart vision solutions or certain aspects of its solutions that Otonomo considers proprietary could adversely affect its business, operating results, financial condition and prospects.

In addition to patented technology, Otonomo relies on its unpatented proprietary technology, trade secrets, processes and know-how.

Otonomo relies on proprietary information (such as trade secrets, know-how and confidential information) to protect intellectual property that may not be patentable or subject to copyright, trademark, trade dress or service mark protection, or that Otonomo believes is best protected by means that do not require public disclosure.

Otonomo generally seeks to protect this proprietary information by entering into confidentiality agreements, or consulting, services or employment agreements that contain non-disclosure and non-use provisions with its employees, consultants, contractors and third parties. However, Otonomo may fail to enter into the necessary agreements, and even if entered into, these agreements may be breached or may otherwise fail to prevent disclosure, third-party infringement or misappropriation of its proprietary information, may be limited as to their term and may not provide an adequate remedy in the event of unauthorized disclosure or use of proprietary information. Otonomo has limited control over the protection of trade secrets used by its current or future manufacturing partners and suppliers and could lose future trade secret protection if any unauthorized disclosure of such information occurs. In addition, Otonomo’s proprietary information may otherwise become known or be independently developed by its competitors or other third parties. To the extent that its employees, consultants, contractors, advisors and other third parties use intellectual property owned by others in their work for Otonomo, disputes may arise as to the rights in related or resulting know-how and inventions. Costly and time-consuming litigation could be necessary to enforce and determine the scope of Otonomo’s proprietary rights, and failure to obtain or maintain protection for its proprietary information could adversely affect its competitive business position. Furthermore, laws regarding trade secret rights in certain markets where Otonomo operates may afford limited or no protection to its trade secrets.

Otonomo also relies on physical and electronic security measures to protect its proprietary information, but it cannot provide assurance that these security measures will not be breached or that these measures will provide adequate protection. There is a risk that third parties may obtain and improperly utilize Otonomo’s proprietary information to its competitive disadvantage. Otonomo may not be able to detect or prevent the unauthorized use of such information or take appropriate and timely steps to enforce its intellectual property rights.

Third-party claims that Otonomo is infringing intellectual property, whether successful or not, could subject it to costly and time-consuming litigation or expensive licenses, and its business could be adversely affected.

Although Otonomo has pending patents related to its products, a number of companies, both within and outside of the vehicle data service industry, hold other patents covering systems and methods for processing vehicle requests. In addition to these patents, participants in this industry typically also protect their technology, especially embedded software, through copyrights and trade secrets. As a result, there is frequent litigation based on allegations of infringement, misappropriation or other violations of intellectual property rights. Otonomo may receive, in the future inquiries, from other intellectual property holders and may become subject to claims that it infringes their intellectual property rights, particularly as Otonomo expands its presence in the market. In addition, third parties may claim that the names and branding of Otonomo’s products infringe their trademark rights in certain countries or territories. If such a claim were to prevail, Otonomo may be liable for damages, be forced to change the branding of its products in the affected territories, or may be required to pay royalties for a license (if a license is available at all).

Otonomo currently has a number of agreements in effect pursuant to which it has agreed to defend, indemnify and hold harmless its customers, suppliers, and partners from damages and costs which may arise from the infringement by Otonomo’s products of third-party patents or other intellectual property rights. The scope of these indemnity obligations varies, but may, in some instances, include indemnification for damages and expenses, including attorneys’ fees. Otonomo’s insurance may not cover all intellectual property infringement claims. A claim that its products infringe a third party’s intellectual property rights, even if without merit, could adversely affect Otonomo’s relationships with its customers, may deter future customers from purchasing its products and could expose Otonomo to costly litigation and settlement expenses. Even if Otonomo is not a party to any litigation between a customer and a third party relating to infringement by its products, an adverse outcome in any such litigation could make it more difficult for Otonomo to defend its products against intellectual property infringement claims in any subsequent litigation in which it is a named party. Any of these results could adversely affect Otonomo’s brand and operating results.

Otonomo’s defense of intellectual property rights claims brought against it or its customers, suppliers and channel partners, with or without merit, could be time-consuming, expensive to litigate or settle, divert management resources and attention and force Otonomo to acquire intellectual property rights or licenses, which may involve substantial royalty or other payments and may not be available on acceptable terms or at all. Further, a party making such a claim, if successful, could secure a judgment that requires Otonomo to pay substantial damages or obtain an injunction. An adverse determination also could invalidate Otonomo’s intellectual property rights and adversely affect its ability to offer its products to its customers and may require that Otonomo procure or develop substitute products that do not infringe, which could require significant effort and expense. Any of these events could adversely affect Otonomo’s business, operating results, financial condition and prospects.

Legal and Regulatory Risks Related to Otonomo’s Business

Otonomo’s operations and platform are subject to a variety of U.S. and international laws and regulations, including those regarding privacy, data protection and information security, and its data consumers may be subject to regulations related to the handling and transfer of certain types of sensitive and confidential information. Any failure of Otonomo’s platform and operations to comply with or enable data consumers to comply with applicable laws and regulations would harm its business, results of operations and financial condition.

Privacy is at the core of Otonomo’s technology. As a result, the platform and marketplace were designed to take into consideration the requirements of the General Data Protection Regulation 2016/679 (“GDPR”) and CCPA. Otonomo has and continues to invest time and resources, including the review of its technology and systems to ensure its taking into consideration the requirements of applicable data privacy laws.

Otonomo and its data providers and data consumers may be subject to privacy and data protection-related laws and regulations that impose obligations in connection with the collection, processing and use of personal data. The U.S. federal and various state and foreign governments have adopted or proposed limitations on, or requirements regarding, the collection, distribution, use, security and storage of personal data of individuals. The U.S. Federal Trade Commission and numerous state attorneys general are applying federal and state consumer protection laws to impose standards on the online collection, use and dissemination of data, and to the security measures applied to such data.

Similarly, many foreign countries and governmental bodies, including the EU member states, have laws and regulations concerning the collection and use of personal data obtained from EU residents or by businesses operating within their jurisdiction. For example, from 1 January 2021, we are subject to the GDPR and also the UK GDPR, which, together with the amended UK Data Protection Act 2018, retains the GDPR in UK national law. Laws and regulations in these jurisdictions apply broadly to the collection, use, storage, disclosure and security of personal data that identifies or may be used to identify an individual, such as names, telephone numbers, email addresses, vehicle identification number, GPS location and, in some jurisdictions, IP addresses and other online identifiers.

For example, the GDPR, and national implementing legislation in the European Economic Area (“EEA”) member states and the United Kingdom, impose a strict data protection compliance regime including: providing detailed disclosures about how personal data is collected and processed (in a concise, intelligible and easily accessible form); demonstrating that an appropriate legal basis is in place or otherwise exists to justify data processing activities; granting new rights for data subjects in regard to their personal data (including the right to be “forgotten” and the right to data portability), as well as enhancing current rights (e.g., data subject access requests); introducing the obligation to notify data protection regulators or supervisory authorities (and in certain cases, affected individuals) of significant data breaches; defining for the first time pseudonymized (i.e., key-coded) data; imposing limitations on retention of personal data; maintaining a record of data processing; and complying with the principal of accountability and the obligation to demonstrate compliance through policies, procedures, training and audit.

Noncompliance with GDPR and the UK GDPR can respectively trigger fines equal to or greater of €20 million or 4% of global annual revenues. In addition to the foregoing, a breach of the GDPR or UK GDPR could result in regulatory investigations, reputational damage, orders to cease/ change our processing of our data, enforcement notices, and/ or assessment notices (for a compulsory audit). We may also face civil claims including representative actions and other class action type litigation (where individuals have suffered harm), potentially amounting to significant compensation or damages liabilities, as well as associated costs, diversion of internal resources, and reputational harm. Although Otonomo believes that its Otonomo Vehicle Data Platform currently meets the material requirements of GDPR, to the extent the requirements of GDPR change or are expanded, Otonomo may need to invest significant time and resources, including a review of its technology and systems currently in use against such changed or expanded requirements of GDPR. There are also additional EU laws and regulations (and member states implementations thereof) which govern the protection of consumers and of electronic communications. If Otonomo’s efforts to comply with GDPR or other applicable EU laws and regulations are not successful, Otonomo may be subject to penalties and fines, as well as the other action as noted above, that would adversely impact Otonomo’s business and results of operations, and its ability to conduct business in the EU could be significantly impaired.

We are also subject to European Union rules with respect to cross-border transfers of personal data out of the EEA and the United Kingdom. Recent legal developments in Europe have created complexity and compliance uncertainty regarding certain transfers of information from the EU to the United States. On July 16, 2020, the Court of Justice of the European Union (the “CJEU”) invalidated the EU-US Privacy Shield Framework. The CJEU also imposed substantial requirements upon the continued use of standard contractual clauses for data transfers from the EU to the United States, which may make the use of standard contractual clauses difficult or impossible to use under some circumstances. These recent developments may require us to review and amend the legal mechanisms by which we make and/ or receive personal data transfers to/ in the United States. As supervisory authorities issue further guidance on personal data export mechanisms, including circumstances where the standard contractual clauses cannot be used, and/or start taking enforcement action, we could suffer additional costs, complaints and/or regulatory investigations or fines, and/or if we are otherwise unable to transfer personal data between and among countries and regions in which we operate, it could affect the manner in which we provide our services, the geographical location or segregation of our relevant systems and operations, and could adversely affect our financial results. We and our customers are at risk of enforcement actions taken by European regulators until such point in time that we are able to ensure that all data transfers to the United States (and other countries deemed to be “third countries”) from the EU are legitimized.

In addition, we also may encounter additional complexity with respect to data privacy and data transfers in relation to the U.K. Following the U.K.’s withdrawal from the EU, the U.K. will become a “third country” for the purposes of data transfers from the EU to the United Kingdom following the expiration of the four to six-month personal data transfer grace period (from 1 January 2021) set out in the EU and UK Trade and Cooperation Agreement, unless a relevant adequacy decision is adopted in favor of the U.K. (which would allow data transfers without additional measures).. If we are unable to transfer personal data between and among countries and regions in which we operate or may operate in the future, it could affect the manner in which we provide our services or could adversely affect our financial results.

We are also subject to evolving EU and U.K. privacy laws on cookies and e-marketing. In the EU and the U.K., regulators are increasingly focusing on compliance with requirements in the online behavioral advertising ecosystem, and current national laws that implement the European Directive 2002/58/EC, (the “ePrivacy Directive”) are highly likely to be replaced by an EU regulation known as the ePrivacy Regulation which will significantly increase fines for non-compliance. In the EU and the UK, informed consent is required for the placement of a cookie or similar technologies on a user’s device and for direct electronic marketing. The GDPR also imposes conditions on obtaining valid consent, such as a prohibition on pre-checked consents and a requirement to ensure separate consents are sought for each type of cookie or similar technology. While the text of the ePrivacy Regulation is still under development, a recent European court decision and regulators’ recent guidance are driving increased attention to cookies and tracking technologies. If regulators start to enforce the strict approach in recent guidance, this could lead to substantial costs, require significant systems changes, limit the effectiveness of our marketing activities, divert the attention of our technology personnel, adversely affect our margins, increase costs and subject us to additional liabilities. Regulation of cookies and similar technologies, and any decline of cookies or similar online tracking technologies as a means to identify and potentially target users, may lead to broader restrictions and impairments on our marketing and personalization activities and may negatively impact our efforts to understand users.

Furthermore, outside of the EU, Otonomo continues to see increased regulation of data privacy and security, including the adoption of more stringent subject matter specific state laws in the United States. For example, on July 8, 2019, Brazil enacted the General Data Protection Law (Lei Geral de Proteção de Dados Pessoais) (Law No. 13,709/2018) (“LGPD”) regulating the processing of personal data, which was enacted in August 2020. Also, on June 28, 2018, California enacted the California Consumer Privacy Act (“CCPA”), which took effect on January 1, 2020. The CCPA gives California residents expanded rights to access and delete their personal information, opt out of certain personal information sharing, and receive detailed information about how their personal information is used. The CCPA provides for civil penalties for violations, as well as a private right of action for data breaches that is expected to increase data breach litigation. Although Otonomo believes that its Otonomo Vehicle Data Platform currently meets the requirements of the CCPA, to the extent the requirements of CCPA change or are expanded may increase Otonomo’s compliance costs and potential liability. Some observers have noted that the CCPA could mark the beginning of a trend toward more stringent state privacy legislation in the U.S., which could increase Otonomo’s potential liability and adversely affect its business. Furthermore, California voters approved the California Privacy Rights Act (“CPRA”) on November 3, 2020, which will amend and expand the CCPA, including by providing consumers with additional rights with respect to their personal data. The CPRA will come into effect on January 1, 2023, applying to information collected by businesses on or after January 1, 2022. Otonomo continues to invest time and resources in reviewing our technology and systems to meet the evolving data privacy regulations, be they GDPR, CCPA or others. Restrictions on the collection, use, sharing or disclosure of personal data or additional requirements and liability for security and data integrity may require us to modify our business practices, limit our ability to develop new products and features and subject us to increased compliance obligations and regulatory scrutiny.

In addition, additional jurisdictions may impose data localization laws, which require personal information, or certain subcategories of personal information to be stored in the jurisdiction of origin. These regulations may inhibit Otonomo’s ability to expand into those markets or prohibit Otonomo from continuing to offer its marketplace in those markets without significant additional costs.

The uncertainty and changes in the requirements of multiple jurisdictions may increase the cost of compliance, delay or reduce demand for Otonomo’s platform, restrict its ability to offer its marketplace in certain locations, limit its ability to transfer data between jurisdictions or subject Otonomo to sanctions, by national data protection regulators, all of which could harm its business, financial condition and results of operations. Any such regulations may also restrict OEMs or other data providers from collecting, processing and sharing vehicle data which may adversely impact Otonomo’s business. Additionally, although Otonomo endeavors to have its platform and operations comply with applicable laws and regulations, Otonomo expects that there will continue to be new proposed laws, rules of self-regulatory bodies, regulations and industry standards concerning privacy, data protection and information security in the United States, the European Union and other jurisdictions, and Otonomo cannot yet determine the impact such future laws, rules, regulations and standards may have on its business or that of its data providers and data consumers, which may indirectly impact Otonomo. Furthermore, these and other obligations may be modified, they may be interpreted and applied in an inconsistent manner from one jurisdiction to another, and they may conflict with one another, other regulatory requirements, contractual commitments or its internal practices. As a result, it is possible that Otonomo or its platform or operations or the businesses of its data providers and data consumers, may not be, or may not have been, compliant with each such applicable law, regulation and industry standard and compliance with such new laws or to changes to existing laws may impact Otonomo’s business and practices, require Otonomo to expend significant resources to adapt to these changes and modify its platform and business, or to stop offering its platform in certain countries. These developments could adversely affect Otonomo’s business, results of operations and financial condition.

Otonomo also may be bound by contractual obligations relating to its collection, use and disclosure of personal and other data or may find it necessary or desirable to join industry or other self-regulatory bodies or other privacy or data protection-related organizations that require compliance with their rules pertaining to privacy and data protection.

Any failure or perceived failure by Otonomo, its platform or operations, or Otonomo’s data providers and data consumers, to comply with new or existing U.S., EU or other applicable privacy or data security laws, regulations, policies, industry standards or legal obligations, or any security incident that results in the unauthorized access to, or acquisition, share or transfer of, personal data or other customer data may result in governmental investigations, inquiries, enforcement actions and prosecutions, private litigation, fines and penalties, adverse publicity or potential loss of business.

Risks Related to Being a Public Company

Otonomo will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives.

Upon the completion of the Business Combination, Otonomo will become a public company subject to reporting requirements in the United States, and it will incur significant legal, accounting and other expenses that it did not incur as a private company, and these expenses may increase even more after Otonomo is no longer an emerging growth company, as defined in Section 2(a) of the Securities Act. As a public company, Otonomo will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules adopted, and to be adopted, by the SEC and Nasdaq. Otonomo’s management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, Otonomo expects these rules and regulations to substantially increase its legal and financial compliance costs and to make some activities more time-consuming and costly. The increased costs will increase Otonomo’s net loss. For example, Otonomo expects these rules and regulations to make it more difficult and more expensive for it to obtain director and officer liability insurance and it may be forced to accept reduced policy limits or incur substantially higher costs to maintain the same or similar coverage. Otonomo cannot predict or estimate the amount or timing of additional costs it may incur to respond to these requirements. The impact of these requirements could also make it more difficult for Otonomo to attract and retain qualified persons to serve on its board of directors, its board committees or as executive officers.

A market for Otonomo’s securities may not develop or be sustained, which would adversely affect the liquidity and price of SWAG’s securities.

Following the Business Combination, the price of Otonomo’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for Otonomo’s securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of Otonomo’s securities after the Business Combination can vary due to general economic conditions and forecasts, SWAG’s general business condition and the release of SWAG’s financial reports. Additionally, if Otonomo’s securities become delisted from Nasdaq and are quoted on the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange) or the combined company’s securities are not listed on Nasdaq and are quoted on the OTC Bulletin Board, the liquidity and price of Otonomo’s securities may be more limited than if Otonomo was quoted or listed on the NYSE, Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

Otonomo’s internal controls over financial reporting may not be effective and its independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on Otonomo’s business and reputation.

After the Business Combination, the combined company will carry out Otonomo’s business and will be subject to the reporting requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and the rules and regulations of Nasdaq. Otonomo expects that the requirements of these rules and regulations will continue to increase its legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on its personnel, systems and resources.

The Sarbanes-Oxley Act requires, among other things, that Otonomo maintain effective disclosure controls and procedures and internal control over financial reporting. Otonomo is continuing to develop and refine its disclosure controls, internal control over financial reporting and other procedures that are designed to ensure that information required to be disclosed by it in the reports that it will file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to Otonomo’s principal executive and financial officers.

Otonomo’s current controls and any new controls that it develops may become inadequate because of changes in conditions in its business. Further, weaknesses in Otonomo’s internal controls may be discovered in the future. Any failure to develop or maintain effective controls, or any difficulties encountered in their implementation or improvement, could adversely affect Otonomo’s operating results or cause it to fail to meet its reporting obligations and may result in a restatement of Otonomo’s financial statements for prior periods. Any failure to implement and maintain effective internal controls also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of Otonomo’s internal control over financial reporting that it is required to include in its periodic reports Otonomo will file with the SEC under Section 404 of the Sarbanes-Oxley Act. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in Otonomo’s reported financial and other information.

In order to maintain and improve the effectiveness of its disclosure controls and procedures and internal control over financial reporting, Otonomo has expended and anticipates that it will continue to expend significant resources, including accounting-related costs, and provide significant management oversight. Any failure to maintain the adequacy of its internal controls, or consequent inability to produce accurate financial statements on a timely basis, could increase Otonomo’s operating costs and could materially and adversely affect its ability to operate its business. In the event that Otonomo’s internal controls are perceived as inadequate or that it is unable to produce timely or accurate financial statements, investors may lose confidence in Otonomo’s operating results and the stock price of the combined company could decline. In addition, if Otonomo is unable to continue to meet these requirements, the combined company may not be able to obtain or maintain listing on Nasdaq.

The combined company’s independent registered public accounting firm is not required to formally attest to the effectiveness of its internal control over financial reporting until after the combined company is no longer an emerging growth company. At such time, the combined company’s independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which Otonomo’s controls are documented, designed or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on the combined company’s business and operating results.

Risks Related to Ownership of the Combined Company’s Shares

The Otonomo Articles and Israeli law could prevent a takeover that shareholders consider favorable and could also reduce the market price of Otonomo ordinary shares.

Certain provisions of Israeli law and the Otonomo Articles could have the effect of delaying or preventing a change in control and may make it more difficult for a third party to acquire Otonomo or for Otonomo’s shareholders to elect different individuals to its board of directors, even if doing so would be beneficial to its shareholders, and may limit the price that investors may be willing to pay in the future for the Otonomo ordinary shares. For example, Israeli corporate law regulates mergers and requires that a tender offer be effected when certain thresholds of percentage ownership of voting power in a company are exceeded (subject to certain conditions). Further, Israeli tax considerations may make potential transactions undesirable to Otonomo or to some of its shareholders whose country of residence does not have a tax treaty with Israel granting tax relief to such shareholders from Israeli tax. See the section titled “Certain Material Israeli Tax Considerations—Taxation of SWAG’s shareholders.”

Otonomo does not intend to pay dividends for the foreseeable future. Accordingly, you may not receive any return on investment unless you sell your Otonomo ordinary shares for a price greater than the price you paid for the SWAG Common Stock.

Otonomo has never declared or paid any cash dividends on its shares. It currently intends to retain all available funds and any future earnings for use in the operation of its business and does not anticipate paying any dividends on the Otonomo ordinary shares in the foreseeable future. Consequently, you may be unable to realize a gain on your investment except by selling sell such shares after price appreciation, which may never occur.

Otonomo’s board of directors has sole discretion whether to pay dividends. If Otonomo’s board of directors decides to pay dividends, the form, frequency, and amount will depend upon its future, operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that its directors may deem relevant. The Israeli Companies Law, 1999 (the “Companies Law”) imposes restrictions on Otonomo’s ability to declare and pay dividends. See the section titled “Description of Otonomo ordinary shares—Dividend and Liquidation Rights” for additional information. Payment of dividends may also be subject to Israeli withholding taxes. See the section titled “Certain Material Israeli Tax Considerations” for additional information.

The Otonomo ordinary shares and Otonomo warrants may not be listed on a national securities exchange after the Business Combination, which could limit investors’ ability to make transactions in such securities and subject Otonomo to additional trading restrictions.

Otonomo intends to apply to have the Otonomo ordinary shares and Otonomo warrants approved for listing on Nasdaq after the consummation of the Business Combination. Otonomo will be required to meet certain initial listing requirements to be listed, including having a minimum number of round lot shareholders. Otonomo may not be able to meet the initial listing requirements in connection with the Business Combination. Further, even if the Otonomo ordinary shares and Otonomo warrants are so listed, Otonomo may be unable to maintain the listing of such securities in the future. If Otonomo fails to meet the initial listing requirements and Nasdaq does not list the Otonomo ordinary shares and Otonomo warrants (and the related closing condition with respect to the listing of the Otonomo ordinary shares is waived by the parties), Otonomo could face significant material adverse consequences, including:

•	a limited availability of market quotations for the Otonomo ordinary shares and Otonomo warrants;

•	a reduced level of trading activity in the secondary trading market for the Otonomo ordinary shares and Otonomo warrants;

•	a limited amount of news and analyst coverage for Otonomo;

•	a decreased ability to issue additional securities or obtain additional financing in the future; and

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Otonomo’s securities would not be “covered securities” under the National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or pre-empts the states from regulating the sale of certain securities, including securities listed on Nasdaq, in which case Otonomo’s securities would be subject to regulation in each state where Otonomo offers and sells securities.

The market price and trading volume of the Otonomo ordinary shares may be volatile and could decline significantly following the Business Combination.

The stock markets, including Nasdaq on which Otonomo intends to list the Otonomo ordinary shares and Otonomo warrants to be issued in the Business Combination under the symbol “OTMO,” and “OTMOW,” respectively, have from time to time experienced significant price and volume fluctuations. Even if an active, liquid and orderly trading market develops and is sustained for the Otonomo ordinary shares and Otonomo warrants following the Business Combination, the market price of the Otonomo ordinary shares and Otonomo warrants ordinary shares may be volatile and could decline significantly. In addition, the trading volume in the Otonomo ordinary shares and Otonomo warrants may fluctuate and cause significant price variations to occur. If the market price of the Otonomo ordinary shares and Otonomo warrants ordinary shares declines significantly, you may be unable to resell your shares or warrants at or above the market price of the ordinary shares Otonomo ordinary shares and Otonomo warrants as of the date immediately following the consummation of the Business Combination. Otonomo and SWAG cannot assure you that the market price of the Otonomo ordinary shares and Otonomo warrants ordinary shares will not fluctuate widely or decline significantly in the future in response to a number of factors, including, among others, the following:

•	the realization of any of the risk factors presented in this proxy statement/prospectus;

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actual or anticipated differences in Otonomo’s estimates, or in the estimates of analysts, for Otonomo’s revenues, Adjusted EBITDA, results of operations, level of indebtedness, liquidity or financial condition;

•	additions and departures of key personnel;

•	failure to comply with the requirements of Nasdaq;

•	failure to comply with the Sarbanes-Oxley Act or other laws or regulations;

•	future issuances, sales, resales or repurchases or anticipated issuances, sales, resales or repurchases, of SWAG’s securities including due to the expiration of contractual lock-up agreements;

•	publication of research reports about Otonomo;

•	the performance and market valuations of other similar companies;

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failure of securities analysts to initiate or maintain coverage of Otonomo, changes in financial estimates by any securities analysts who follow Otonomo or Otonomo’s failure to meet these estimates or the expectations of investors;

•	new laws, regulations, subsidies, or credits or new interpretations of existing laws applicable to Otonomo;

•	commencement of, or involvement in, litigation involving Otonomo;

•	broad disruptions in the financial markets, including sudden disruptions in the credit markets;

•	speculation in the press or investment community;
•	actual, potential or perceived control, accounting or reporting problems;

•	changes in accounting principles, policies and guidelines; and

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other events or factors, including those resulting from infectious diseases, health epidemics and pandemics (including the ongoing COVID-19 public health emergency), natural disasters, war, acts of terrorism or responses to these events.

In the past, securities class-action litigation has often been instituted against companies following periods of volatility in the market price of their shares. This type of litigation could result in substantial costs and divert SWAG’s management’s attention and resources, which could have a material adverse effect on us.

Otonomo’s quarterly operating results may fluctuate significantly and could fall below the expectations of securities analysts and investors due to seasonality and other factors, some of which are beyond its control, resulting in a decline in its stock price.

Otonomo’s quarterly operating results may fluctuate significantly because of several factors, including:

•	labor availability and costs for hourly and management personnel;

•	profitability of Otonomo’s products, especially in new markets and due to seasonal fluctuations;

•	changes in interest rates;

•	impairment of long-lived assets;

•	macroeconomic conditions, both internationally and locally;

•	changes in consumer preferences and competitive conditions;

•	expansion to new markets; and

•	fluctuations in commodity prices.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about Otonomo, its business, or its market, or if they change their recommendations regarding the Otonomo ordinary shares adversely, then the price and trading volume of the Otonomo ordinary shares could decline.

The trading market for the Otonomo ordinary shares will be influenced by the research and reports that industry or financial analysts publish about its business. Otonomo does not control these analysts, or the content and opinions included in their reports. As a new public company, Otonomo may be slow to attract research coverage and the analysts who publish information about the Otonomo ordinary shares will have had relatively little experience with Otonomo, which could affect their ability to accurately forecast Otonomo’s results and make it more likely that Otonomo fails to meet their estimates. In the event Otonomo obtains industry or financial analyst coverage, if any of the analysts who cover Otonomo issues an inaccurate or unfavorable opinion regarding it, Otonomo’s share price would likely decline. In addition, the share prices of many companies in the technology industry have declined significantly after those companies have failed to meet, or significantly exceed, the financial guidance publicly announced by the companies or the expectations of analysts. If Otonomo’s financial results fail to meet, or significantly exceed, its announced guidance or the expectations of analysts or public investors, analysts could downgrade the Otonomo ordinary shares or publish unfavorable research about it. If one or more of these analysts cease coverage of Otonomo or fail to publish reports on it regularly, Otonomo’s visibility in the financial markets could decrease, which in turn could cause its share price or trading volume to decline.

Otonomo’s failure to meet the continued listing requirements of Nasdaq could result in a delisting of its Securities.

If, after listing, Otonomo fails to satisfy the continued listing requirements of Nasdaq such as the corporate governance requirements or the minimum closing bid price requirement, Nasdaq may take steps to delist its securities. Such a delisting would likely have a negative effect on the price of the securities and would impair your ability to sell or purchase the securities when you wish to do so. In the event of a delisting, Otonomo can provide no assurance that any action taken by it to restore compliance with listing requirements would allow its securities to become listed again, stabilize the market price or improve the liquidity of its securities, prevent its securities from dropping below the Nasdaq minimum bid price requirement or prevent future non-compliance with Nasdaq’s listing requirements. Additionally, if Otonomo’s securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of Otonomo’s securities may be more limited than if it were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

Otonomo will qualify as an emerging growth company within the meaning of the Securities Act, and if Otonomo takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make Otonomo’s securities less attractive to investors and may make it more difficult to compare Otonomo’s performance with other public companies.

Otonomo is eligible to be treated as an emerging growth company, as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. Under the JOBS Act, emerging growth companies can delay adopting new or revised financial accounting standards until such time as those standards apply to private companies. Otonomo intends to take advantage of this extended transition period under the JOBS Act for adopting new or revised financial accounting standards.

For as long as Otonomo continues to be an emerging growth company, it may also take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including presenting only limited selected financial data and not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. As a result, its shareholders may not have access to certain information that they may deem important. Otonomo could be an emerging growth company for up to five years, although circumstances could cause it to lose that status earlier, including if its total annual gross revenue exceeds $1.07 billion, if it issues more than $1.0 billion in non-convertible debt securities during any three-year period, or if before that time it is a “large accelerated filer” under U.S. securities laws.

Otonomo cannot predict if investors will find Otonomo ordinary shares less attractive because it may rely on these exemptions. If some investors find Otonomo ordinary shares less attractive as a result, there may be a less active trading market for Otonomo ordinary shares and Otonomo’s share price may be more volatile. Further, there is no guarantee that the exemptions available to Otonomo under the JOBS Act will result in significant savings. To the extent that Otonomo chooses not to use exemptions from various reporting requirements under the JOBS Act, it will incur additional compliance costs, which may impact Otonomo’s financial condition.

Otonomo will be a foreign private issuer and, as a result, it will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.

Upon the closing of the Business Combination, Otonomo will report under the Exchange Act as a non-U.S. company with foreign private issuer status. Because Otonomo qualifies as a foreign private issuer under the Exchange Act, it is exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including (1) the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act, (2) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time and (3) the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, although it is subject to Israeli laws and regulations with regard to certain of these matters and intend to furnish comparable quarterly information on Form 6-K. In addition, foreign private issuers are not required to file their annual report on Form 20-F until 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file their annual report on Form 10-K within 75 days after the end of each fiscal year and U.S. domestic issuers that are large accelerated filers are required to file their annual report on Form 10-K within 60 days after the end of each fiscal year. Foreign private issuers are also exempt from Regulation FD, which is intended to prevent issuers from making selective disclosures of material information. As a result of all of the above, you may not have the same protections afforded to shareholders of a company that is not a foreign private issuer.

Otonomo may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses.

As discussed above, Otonomo is a foreign private issuer, and therefore is not required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act. The determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter, and, accordingly, the next determination will be made with respect to Otonomo on June 30, 2021. In the future, Otonomo would lose its foreign private issuer status if (1) more than 50% of its outstanding voting securities are owned by U.S. residents and (2) a majority of its directors or executive officers are U.S. citizens or residents, or it fails to meet additional requirements necessary to avoid loss of foreign private issuer status. If Otonomo loses its foreign private issuer status, it will be required to file with the SEC periodic reports and registration statements on U.S. domestic issuer forms, which are more detailed and extensive than the forms available to a foreign private issuer. Otonomo would also have to mandatorily comply with U.S. federal proxy requirements, and its officers, directors and principal shareholders will become subject to the short-swing profit disclosure and recovery provisions of Section 16 of the Exchange Act. In addition, it would lose its ability to rely upon exemptions from certain corporate governance requirements under the listing rules of Nasdaq. As a U.S. listed public company that is not a foreign private issuer, Otonomo would incur significant additional legal, accounting and other expenses that it will not incur as a foreign private issuer.

As Otonomo is a “foreign private issuer” and intends to follow certain home country corporate governance practices, its shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.

As a foreign private issuer, Otonomo has the option to follow certain home country corporate governance practices rather than those of Nasdaq, provided that it discloses the requirements it is not following and describes the home country practices it is following. Otonomo intends to rely on this “foreign private issuer exemption” with respect to the Nasdaq rules for shareholder meeting quorums and Nasdaq rules requiring shareholder approval. Otonomo may in the future elect to follow home country practices with regard to other matters. As a result, its shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.

Risks Related to Otonomo’s Incorporation and Location in Israel

Conditions in Israel could materially and adversely affect Otonomo’s business.

Many of Otonomo’s employees, including certain management members operate from its offices that are located in Herzliya Pituach, Israel. In addition, a number of Otonomo’s officers and directors are residents of Israel. Accordingly, political, economic, and military conditions in Israel and the surrounding region may directly affect Otonomo’s business and operations. In recent years, Israel has been engaged in sporadic armed conflicts with Hamas, an Islamist terrorist group that controls the Gaza Strip, with Hezbollah, an Islamist terrorist group that controls large portions of southern Lebanon, and with Iranian-backed military forces in Syria. In addition, Iran has threatened to attack Israel and may be developing nuclear weapons. Some of these hostilities were accompanied by missiles being fired from the Gaza Strip against civilian targets in various parts of Israel, including areas in which Otonomo’s employees are located, and negatively affected business conditions in Israel. Any hostilities involving Israel or the interruption or curtailment of trade between Israel and its trading partners could adversely affect Otonomo’s operations and results of operations.

Otonomo’s commercial insurance does not cover losses that may occur as a result of events associated with war and terrorism. Although the Israeli government currently covers the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, Otonomo cannot assure you that this government coverage will be maintained or that it will sufficiently cover Otonomo’s potential damages. Any losses or damages incurred by Otonomo could have a material adverse effect on its business. Any armed conflicts or political instability in the region would likely negatively affect business conditions and could harm Otonomo’s results of operations.

Further, in the past, the State of Israel and Israeli companies have been subjected to economic boycotts. Several countries still restrict business with the State of Israel and with Israeli companies. These restrictive laws and policies may have an adverse impact on Otonomo’s results of operations, financial condition or the expansion of its business. A campaign of boycotts, divestment, and sanctions has been undertaken against Israel, which could also adversely affect Otonomo’s business. Actual or perceived political instability in Israel or any negative changes in the political environment, may individually or in the aggregate adversely affect the Israeli economy and, in turn, Otonomo’s business, financial condition, results of operations, and prospects.

In addition, many Israeli citizens are obligated to perform several weeks of annual military reserve duty each year until they reach the age of 40 (or older, for reservists who are military officers or who have certain occupations) and, in the event of a military conflict, may be called to active duty. In response to increases in terrorist activity, there have been periods of significant call-ups of military reservists. It is possible that there will be military reserve duty call-ups in the future. Otonomo’s operations could be disrupted by such call-ups, which may include the call-up of members of its management. Such disruption could materially adversely affect its business, prospects, financial condition, and results of operations.

Otonomo may become subject to claims for remuneration or royalties for assigned service invention rights by Otonomo’s employees, which could result in litigation and adversely affect Otonomo’s business.

A significant portion of Otonomo’s intellectual property has been developed by its employees in the course of their employment by Otonomo. Under the Israeli Patents Law, 5727-1967 (the “Patents Law”), inventions conceived by an employee during and as a result of his or her employment with a company are regarded as “service inventions,” which belong to the employer, absent an agreement between the employee and employer providing otherwise. The Patents Law also provides that if there is no agreement between an employer and an employee determining whether the employee is entitled to receive consideration for service inventions and on what terms, this will be determined by the Israeli Compensation and Royalties Committee (the “Committee”), a body constituted under the Patents Law. Case law clarifies that the right to receive consideration for “service inventions” can be waived by the employee and that in certain circumstances, such waiver does not necessarily have to be explicit. The Committee will examine, on a case-by-case basis, the general contractual framework between the parties, using interpretation rules of the general Israeli contract laws. Further, the Committee has not yet determined one specific formula for calculating this remuneration, but rather uses the criteria specified in the Patents Law. Although Otonomo generally enters into agreements with its employees pursuant to which such individuals assign to it all rights to any inventions created during and as a result of their employment with Otonomo, Otonomo may face claims demanding remuneration in consideration for assigned inventions. As a consequence of such claims, Otonomo could be required to pay additional remuneration or royalties to its current and/or former employees, or be forced to litigate such monetary claims (which will not affect Otonomo’s proprietary rights), which could negatively affect its business.

Certain tax benefits that may be available to Otonomo, if obtained by Otonomo, would require it to continue to meet various conditions and may be terminated or reduced in the future, which could increase Otonomo’s costs and taxes.

Otonomo may be eligible for certain tax benefits provided to “Preferred Technological Enterprises” under the Israeli Law for the Encouragement of Capital Investments, 5719-1959, referred to as the Investment Law. If Otonomo obtains tax benefits under the “Preferred Technological Enterprises” regime then, in order to remain eligible for such tax benefits, it will need to continue to meet certain conditions stipulated in the Investment Law and its regulations, as amended. If these tax benefits are reduced, cancelled or discontinued, Otonomo’s Israeli taxable income may be subject to the Israeli corporate tax rate of 23% in 2018 and thereafter. Additionally, if Otonomo increase its activities outside of Israel through acquisitions, for example, its activities might not be eligible for inclusion in future Israeli tax benefit programs. See “Certain Material Israeli Tax Considerations.”

It may be difficult to enforce a U.S. judgment against Otonomo, its officers and directors and the Israeli experts named in this proxy statement/prospectus in Israel or the United States, or to assert U.S. securities laws claims in Israel or serve process on Otonomo’s officers and directors and these experts.

Most of Otonomo’s directors or officers are not residents of the United States and most of their and Otonomo’s assets are located outside the United States. Service of process upon Otonomo or its non-U.S. resident directors and officers and enforcement of judgments obtained in the United States against Otonomo or its non-U.S. directors and executive officers may be difficult to obtain within the United States. Otonomo have been informed by its legal counsel in Israel that it may be difficult to assert claims under U.S. securities laws in original actions instituted in Israel or obtain a judgment based on the civil liability provisions of U.S. federal securities laws. Israeli courts may refuse to hear a claim based on a violation of U.S. securities laws against Otonomo or its non-U.S. officers and directors because Israel may not be the most appropriate forum to bring such a claim. In addition, even if an Israeli court agrees to hear a claim, it may determine that Israeli law and not U.S. law is applicable to the claim. If U.S. law is found to be applicable, the content of applicable U.S. law must be proved as a fact, which can be a time-consuming and costly process. Certain matters of procedure will also be governed by Israeli law. There is little binding case law in Israel addressing the matters described above. Israeli courts might not enforce judgments rendered outside Israel, which may make it difficult to collect on judgments rendered against Otonomo or its non-U.S. officers and directors.

Moreover, among other reasons, including but not limited to, fraud or absence of due process, or the existence of a judgment which is at variance with another judgment that was given in the same matter if a suit in the same matter between the same parties was pending before a court or tribunal in Israel, an Israeli court will not enforce a non-Israeli judgment if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel. For more information, see “Enforceability of Civil Liabilities.”

Your rights and responsibilities as a shareholder of Otonomo will be governed by Israeli law, which may differ in some respects from the rights and responsibilities of shareholders of U.S. corporations.

Otonomo is incorporated under Israeli law. The rights and responsibilities of holders of the Otonomo ordinary shares are governed by the Otonomo Articles and the Companies Law. These rights and responsibilities differ in some respects from the rights and responsibilities of shareholders in typical U.S. corporations. In particular, pursuant to the Companies Law each shareholder of an Israeli company has to act in good faith in exercising his or her rights and fulfilling his or her obligations toward the company and other shareholders and to refrain from abusing his or her power in the company, including, among other things, in voting at the general meeting of shareholders and class meetings, on amendments to a company’s articles of association, increases in a company’s authorized share capital, mergers, and transactions requiring shareholders’ approval under the Companies Law. In addition, a controlling shareholder of an Israeli company or a shareholder who knows that it possesses the power to determine the outcome of a shareholder vote or who has the power to appoint or prevent the appointment of a director or officer in the Company, or has other powers toward the Company has a duty of fairness toward the Company. However, Israeli law does not define the substance of this duty of fairness. There is limited case law available to assist in understanding the implications of these provisions that govern shareholder behavior.

Otonomo’s amended and restated articles of association to be effective upon the closing of the Business Combination will provide that, unless Otonomo consents otherwise, the District Court (Economic Division), located in Tel Aviv, Israel shall be the sole and exclusive forum for substantially all disputes between Otonomo and its shareholders under the Companies Law and the Israeli Securities Law, which could limit its shareholders ability to bring claims and proceedings against, as well as obtain favorable judicial forum for disputes with, Otonomo, its directors, officers and other employees.

The District Court (Economic Division), located in Tel Aviv, Israel shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of Otonomo, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of Otonomo to Otonomo or Otonomo’s shareholders, or (iii) any action asserting a claim arising pursuant to any provision of the Companies Law or the Israeli Securities Law. This exclusive forum provision is intended to apply to claims arising under Israeli Law and would not apply to claims brought pursuant to the Securities Act or the Exchange Act or any other claim for which U.S. federal courts would have exclusive jurisdiction. Such exclusive forum provision in Otonomo’s amended and restated articles of association will not relieve Otonomo of its duties to comply with federal securities laws and the rules and regulations thereunder, and shareholders of Otonomo will not be deemed to have waived Otonomo’s compliance with these laws, rules and regulations. This exclusive forum provision may limit a shareholders’ ability to bring a claim in a judicial forum of its choosing for disputes with Otonomo or its directors, officers or other employees, which may discourage lawsuits against Otonomo, its directors, officers and other employees.

If Otonomo or any of its subsidiaries are characterized as a Passive Foreign Investment Company (“PFIC”) for U.S. federal income tax purposes, U.S. Holders may suffer adverse tax consequences.

A non-U.S. corporation generally will be treated as a PFIC for U.S. federal income tax purposes, in any taxable year if either (1) at least 75% of its gross income for such year is passive income or (2) at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce or are held for the production of passive income. Based on the current and anticipated composition of the income, assets and operations of Otonomo and its subsidiaries, Otonomo does not believe it will be treated as a PFIC for the taxable year that includes the Business Combination, however there can be no assurances in this regard or any assurances that Otonomo will not be treated as a PFIC in any future taxable year. Moreover, the application of the PFIC rules is subject to uncertainty in several respects, and Otonomo cannot assure you that the IRS will not take a contrary position or that a court will not sustain such a challenge by the IRS.

Whether Otonomo or any of its subsidiaries are a PFIC for any taxable year is a factual determination that depends on, among other things, the composition of Otonomo’s income and assets, and the market value of its and its subsidiaries’ shares and assets. Changes in the composition of our income or composition of Otonomo or any of its subsidiaries assets may cause us to be or become a PFIC for the current or subsequent taxable years. Whether Otonomo is treated as a PFIC for U.S. federal income tax purposes is a factual determination that must be made annually at the close of each taxable year and, thus, is subject to significant uncertainty.

If Otonomo is a PFIC for any taxable year, a U.S. Holder of Otonomo ordinary shares may be subject to adverse tax consequences and may incur certain information reporting obligations. For a further discussion, see “Certain Material U.S. Federal Income Tax Considerations—U.S. Holders—Passive Foreign Investment Company Rules.” U.S. Holders of Otonomo ordinary shares and Otonomo warrants are strongly encouraged to consult their own advisors regarding the potential application of these rules to Otonomo and the ownership of Otonomo ordinary shares and/or Otonomo warrants.

If a U.S. Holder is treated as owning at least 10% of the Otonomo ordinary shares, such U.S. Holder may be subject to adverse U.S. federal income tax consequences.

For U.S. federal income tax purposes, if a U.S. Holder is treated as owning (directly, indirectly or constructively) at least 10% of the value or voting power of the Otonomo ordinary shares, such person may be treated as a “United States shareholder” with respect to Otonomo, or any of its subsidiaries, if Otonomo or such subsidiary is a “controlled foreign corporation.” If Otonomo has one or more U.S. subsidiaries, certain of Otonomo’s non-U.S. subsidiaries could be treated as a controlled foreign corporation regardless of whether Otonomo is treated as a controlled foreign corporation (although there are recently promulgated final and currently proposed Treasury regulations that may limit the application of these rules in certain circumstances).

Certain United States shareholders of a controlled foreign corporation may be required to report annually and include in their U.S. federal taxable income their pro rata share of the controlled foreign corporation’s “Subpart F income” and, in computing their “global intangible low-taxed income,” “tested income” and a pro rata share of the amount of certain U.S. property (including certain stock in U.S. corporations and certain tangible assets located in the United States) held by the controlled foreign corporation regardless of whether such controlled foreign corporation makes any distributions. The amount includable by a United States shareholder under these rules is based on a number of factors, including potentially, but not limited to, the controlled foreign corporation’s current earnings and profits (if any), tax basis in the controlled foreign corporation’s assets, and foreign taxes paid by the controlled foreign corporation on its underlying income. Failure to comply with these reporting obligations (or related tax payment obligations) may subject such United States shareholder to significant monetary penalties and may extend the statute of limitations with respect to such United States shareholder’s U.S. federal income tax return for the year for which reporting (or payment of tax) was due. Otonomo cannot provide any assurances that it will assist U.S. Holders in determining whether Otonomo or any of its subsidiaries are treated as a controlled foreign corporation for U.S. federal income tax purposes or whether any U.S. Holder is treated as a United States shareholder with respect to any of such controlled foreign corporations or furnish to any holder information that may be necessary to comply with reporting and tax paying obligations if Otonomo, or any of its subsidiaries, is treated as a controlled foreign corporation for U.S. federal income tax purposes.

Risks Related to the Business Combination

SWAG may not have sufficient funds to consummate the Business Combination.

As of December 31, 2020, SWAG had $1,003,468 available to it outside the Trust Account to fund its working capital requirements. If SWAG is required to seek additional capital, it would need to borrow funds from the Sponsor, its management team or other third parties to operate or it may be forced to liquidate. None of such persons is under any obligation to advance funds to SWAG in such circumstances. Any such advances would be repaid only from funds held outside the Trust Account or from funds released to SWAG upon completion of the Business Combination. If SWAG is unable to consummate the Business Combination because it does not have sufficient funds available, SWAG will be forced to cease operations and liquidate the Trust Account. Consequently, SWAG’s public stockholders may receive less than $10 per share and their warrants will expire worthless.

If SWAG’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their SWAG Common Stock into a pro rata portion of the Trust Account.

SWAG stockholders holding public shares may demand that SWAG convert their public shares into a pro rata portion of the Trust Account, calculated as of two (2) business days prior to the special meeting. To demand redemption rights, SWAG stockholders must deliver their shares (either physically or electronically) to SWAG’s transfer agent no later than two (2) business days prior to the special meeting. Any stockholder who fails to properly demand redemption rights by delivering his, her or its shares will not be entitled to convert his, her or its shares into a pro rata portion of the Trust Account. See the section of this proxy statement/prospectus titled

“Special Meeting of SWAG Stockholders—Redemption Rights” for the procedures to be followed if you wish to convert your shares to cash.

The Business Combination remains subject to conditions that SWAG cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

The Business Combination is subject to a number of conditions, including the condition that SWAG have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-5(g)(1) of the Exchange Act) either immediately prior to or upon consummation of the Business Combination, that there is no legal prohibition against consummation of the Business Combination, that the Otonomo ordinary shares be approved for listing on Nasdaq subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders, receipt of securityholder approvals, continued effectiveness of the registration statement of which this proxy statement/prospectus is a part, the truth and accuracy of SWAG’s and Otonomo’s representations and warranties made in the Business Combination Agreement, the non-termination of the Business Combination Agreement and consummation of certain ancillary agreements. There are no assurances that all conditions to the Business Combination will be satisfied or that the conditions will be satisfied in the time frame expected.

If the conditions to the Business Combination are not met (and are not waived, to the extent waivable), either SWAG or Otonomo may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement. See the section of this proxy statement/prospectus titled “The Business Combination Agreement—Termination.”

The exercise of SWAG’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in SWAG’s stockholders’ best interest.

In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Business Combination Agreement, would require SWAG to agree to amend the Business Combination Agreement, to consent to certain actions taken by Otonomo or to waive rights that SWAG is entitled to under the Business Combination Agreement. Waivers may arise because of changes in the course of Otonomo’s business, a request by Otonomo to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Otonomo’s business and would entitle SWAG to terminate the Business Combination Agreement. In any of such circumstances, it would be at SWAG’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors and officers described in the following risk factors may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is best for SWAG and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, SWAG does not believe there will be any changes or waivers that SWAG’s directors and officers would be likely to make after stockholder approval of the Business Combination Proposal has been obtained. While certain changes could be made without further stockholder approval, SWAG will circulate a new or amended proxy statement/prospectus and resolicit SWAG’s stockholders if changes to the terms of the Business Combination that would have a material impact on its stockholders or represent a fundamental change in the proposals being voted upon.

Future resales of the Otonomo ordinary shares issued in connection with the Business Combination may cause the market price of the Otonomo to drop significantly, even if Otonomo’s business is doing well.

Certain equityholders of Otonomo and certain equityholders of SWAG entered into the Confidentiality and Lockup Agreement with Otonomo. Pursuant to the Confidentiality and Lockup Agreement, such Otonomo equityholders and SWAG equityholders have agreed that, during the Lockup Period, they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any share or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by such shareholder (including holding as a custodian) or with respect to which such shareholder has beneficial ownership within the rules and regulations of the SEC (in each case, subject to certain exceptions set forth in the Confidentiality and Lockup Agreement). See the section of this proxy statement/prospectus titled “Agreements Entered Into in Connection with the Business Combination—Confidentiality and Lockup Agreement.”

Further, concurrently with the execution of the Business Combination Agreement, Otonomo, certain equityholders of Otonomo and certain equityholders of SWAG entered into the Registration Rights Agreement, providing such stockholders with customary demand registration rights and piggy-back registration rights with respect to registration statements filed by Otonomo after the closing. See the section of this proxy statement/prospectus titled “Agreements Entered Into in Connection with the Business Combination—Registration Rights Agreement.”

Upon expiration of the applicable Lockup Period and upon the effectiveness of any registration statement Otonomo files pursuant to the above-referenced Registration Rights Agreement, in a registered offering of securities pursuant to the Securities Act or otherwise in accordance with Rule 144 under the Securities Act, the Otonomo shareholders may sell large amounts of Otonomo ordinary shares and warrants in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the trading price of the Otonomo ordinary shares or the Otonomo warrants or putting significant downward pressure on the price of the Otonomo ordinary shares or warrants. Additionally, downward pressure on the market price of the Otonomo ordinary shares or Otonomo warrants likely will result from sales of Otonomo ordinary shares issued in connection with the exercise of warrants. Further, sales of Otonomo ordinary shares or warrants upon expiration of the applicable Lockup Period could encourage short sales by market participants. Generally, short selling means selling a security, contract or commodity not owned by the seller. The seller is committed to eventually purchase the financial instrument previously sold. Short sales are used to capitalize on an expected decline in the security’s price. Short sales of Otonomo ordinary shares or warrants could have a tendency to depress the price of the Otonomo ordinary shares or the Otonomo warrants, respectively, which could increase the potential for short sales.

Additionally, through the Subscription Agreements and the Share Purchase Agreement, Otonomo has agreed with the PIPE Investors and the Secondary PIPE Investors to register the PIPE Shares and the Secondary PIPE Shares on a resale registration statement following the closing of the Transactions. These shares will be freely tradable without restriction or further registration under the Securities Act, unless the shares are held by any of SWAG’s “affiliates” as such term is defined in Rule 144 under the Securities Act. This additional liquidity in the market for Otonomo ordinary shares may lead to downward pressure on the market price of the Otonomo ordinary shares.

We cannot predict the size of future issuances of Otonomo ordinary shares or warrants or the effect, if any, that future issuances and sales of shares of Otonomo ordinary shares or warrants will have on the market price of the Otonomo ordinary shares or warrants. Sales of substantial amounts of Otonomo ordinary shares (including those shares issued in connection with the Business Combination), or the perception that such sales could occur, may adversely affect prevailing market prices of Otonomo ordinary shares or warrants.

SWAG’s board of directors did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination.

SWAG’s board of directors did not obtain a third-party fairness opinion in connection with their determination to approve the Business Combination. In analyzing the Business Combination, SWAG’s board of directors and management conducted due diligence on Otonomo and researched the industry in which Otonomo operates and concluded that the Business Combination was fair to and in the best interest of SWAG and its stockholders. Accordingly, investors will be relying solely on the judgment of SWAG’s board of directors and management in valuing Otonomo’s business, and SWAG’s board of directors and management may not have properly valued such business. The lack of a third-party fairness opinion may lead an increased number of stockholders to vote against the proposed Business Combination or demand redemption of their shares for cash, which could potentially impact SWAG’s ability to consummate the Business Combination or adversely affect Otonomo’s liquidity following the consummation of the Business Combination.

SWAG and Otonomo will incur significant transaction and transition costs in connection with the Business Combination.

SWAG and Otonomo have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Transactions and operating as a public company following the consummation of the Transactions. Otonomo may also incur additional costs to retain key employees. All expenses incurred in connection with the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by Otonomo following the Closing.

Subsequent to the completion of the Business Combination, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s ordinary share price, which could cause you to lose some or all of your investment.

Although SWAG has conducted extensive due diligence on Otonomo, SWAG cannot assure you that this diligence will surface all material issues that may be present in Otonomo’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Otonomo’s business and outside of its control will not later arise. As a result of these factors, the combined company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if SWAG’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with SWAG’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on the combined company’s liquidity, the fact that the combined company reports charges of this nature could contribute to negative market perceptions of the combined company or its securities. In addition, charges of this nature may cause the combined company to violate net worth or other covenants to which the combined company may be subject as a result of assuming pre-existing debt held by Otonomo’s business or by virtue of the combined company obtaining post-combination debt financing. Accordingly, any stockholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.

The Otonomo securities to be received by SWAG’s securityholders as a result of the Business Combination will have different rights from SWAG securities.

Following completion of the Business Combination, SWAG’s securityholders will no longer be securityholders of SWAG but will instead be securityholders of Otonomo. There will be important differences between your current rights as a SWAG securityholder and your rights as an Otonomo securityholder. See “Comparison of Rights of Otonomo Shareholders and SWAG Stockholders” for a discussion of the different rights associated with the Otonomo securities.

SWAG’s stockholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management.

After the completion of the Business Combination, SWAG’s stockholders will own a smaller percentage of the combined company than they currently own of SWAG. At the Closing, existing Otonomo shareholders would hold approximately 70.5% of the issued and outstanding Otonomo ordinary shares and current stockholders of SWAG (including the Sponsor) would hold approximately 16.4% of the issued and outstanding Otonomo ordinary shares (assuming no holder of SWAG Common Stock exercises redemption rights as described in this proxy statement/prospectus, and based on current estimates of transaction expenses). Consequently, SWAG’s stockholders, as a group, will have reduced ownership and voting power in the combined company compared to their ownership and voting power in SWAG.

Otonomo may issue additional Otonomo ordinary shares or other equity securities without seeking approval of the Otonomo shareholders, which would dilute your ownership interests and may depress the market price of the Otonomo ordinary shares.

Upon consummation of the Business Combination, Otonomo will have warrants outstanding to purchase up to an aggregate of 13,825,000 Otonomo ordinary shares. Further, Otonomo may choose to seek third party financing to provide additional working capital for the Otonomo business, in which event Otonomo may issue additional equity securities. Following the consummation of the Business Combination, Otonomo may also issue additional Otonomo ordinary shares or other equity securities of equal or senior rank in the future for any reason or in connection with, among other things, future acquisitions, the redemption of outstanding warrants or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.

The issuance of additional Otonomo ordinary shares or other equity securities of equal or senior rank would have the following effects:

•	Otonomo’s existing shareholders’ proportionate ownership interest in Otonomo will decrease;

•	the amount of cash available per share, including for payment of dividends in the future, may decrease;

•	the relative voting strength of each previously outstanding Otonomo ordinary share may be diminished; and

•	the market price of the Otonomo ordinary shares may decline.

Even if we consummate the Business Combination, there is no guarantee that the Otonomo warrants will ever be in the money, and they may expire worthless and the terms of SWAG’s warrants may be amended.

The exercise price for the Otonomo warrants will be $11.50 per ordinary share. Upon consummation of the Business Combination, each SWAG warrant will become one Otonomo warrant, and the exercise price and number of shares issuable upon exercise of such warrants may change if the Stock Split is not effected or does not result in a price per Otonomo ordinary share of $10.00. There is no guarantee that the Otonomo warrants, following the Business Combination, will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

SWAG’s current directors’ and executive officers’ affiliates own shares of SWAG Common Stock and private placement warrants that will be worthless if the Business Combination is not approved. Such interests may have influenced their decision to approve the Business Combination.

If the Business Combination or another business combination is not consummated by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 4,312,000 shares of Class B Stock held by the Sponsor, which is affiliated with certain of SWAG’s directors and officers and other certain officers, that were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Further, the Sponsor purchased an aggregate of 5,200,000 private placement warrants at a price of $1.00 per warrant, simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option, for an aggregate purchase price of $5,200,000. The Class B Stock and the private placement warrants will become worthless if SWAG does not consummate a business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). On the other hand, if the Business Combination is consummated, each outstanding share of Class B Stock will convert into one Otonomo ordinary share, subject to adjustment described herein, at the closing and each outstanding SWAG warrant will become an Otonomo warrant. Such shares and warrants had an aggregate market value of $42.9 million and $7.5 million, respectively, based upon the closing price of $9.95 per share and $1.45 per warrant on Nasdaq on July 19, 2021.

These financial interests may have influenced the decision of SWAG’s directors and officers to approve the Business Combination and to continue to pursue the Business Combination. In considering the recommendations of SWAG’s board of directors to vote for the Business Combination Proposal and other proposals, its stockholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal One—The Business Combination Proposal—Interests of Certain Persons in the Transactions.”

The Sponsor, an affiliate of current officers and directors of SWAG, is liable to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced SWAG’s board of directors’ decision to pursue the Business Combination and SWAG’s board of directors’ decision to approve it.

If the Business Combination or another business combination is not consummated by SWAG on or before March 17, 2022, the Sponsor, an affiliate of current officers and directors of SWAG, will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SWAG for services rendered or contracted for or for products sold to SWAG, but only if such a vendor or target business has not executed a waiver agreement. If SWAG consummates a business combination, on the other hand, SWAG will be liable for all such claims. SWAG has no reason to believe that the Sponsor will not be able to fulfill its indemnity obligations to SWAG.

These obligations of the Sponsor may have influenced SWAG’s board of directors’ decision to pursue the Business Combination with Otonomo or SWAG’s board of directors’ decision to approve the Business Combination. In considering the recommendations of SWAG’s board of directors to vote for the Business Combination Proposal and other proposals, stockholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal One—The Business Combination Proposal—Interests of Certain Persons in the Transactions.”

SWAG’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SWAG’s public stockholders in the event a business combination is not consummated.

If proceeds in the Trust Account are reduced below $10.00 per public share and the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, SWAG’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While SWAG currently expects that its independent directors would take legal action on SWAG’s behalf against the Sponsor to enforce the Sponsor’s indemnification obligations, it is possible that SWAG’s independent directors in exercising their business judgment may choose not to do so in any particular instance. If SWAG’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to SWAG’s public stockholders may be reduced below $10.00 per share.

Activities taken by existing SWAG stockholders to increase the likelihood of approval of the Business Combination Proposal and other proposals could have a depressive effect on the SWAG Common Stock.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding SWAG or its securities, SWAG, the Sponsor, SWAG’s officers and directors, Otonomo, the Otonomo officers and directors and/or their respective affiliates may purchase SWAG Common Stock from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of SWAG Common Stock or vote their shares of SWAG Common Stock in favor of the Business Combination Proposal. The purpose of such purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal by the holders of a majority of the outstanding shares of SWAG Common Stock and ensure that SWAG has in excess of $5,000,001 of net assets to consummate the Business Combination where it appears that such requirement would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares owned by the Sponsor for nominal value. Entering into any such arrangements may have a depressive effect on the SWAG Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares of SWAG Common Stock at a price lower than market and may therefore be more likely to sell the SWAG Common Stock he owns, either prior to or immediately after the special meeting.

In addition, if such purchases are made, the public “float” of the Otonomo ordinary shares following the Business Combination and the number of beneficial holders of Otonomo securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of Otonomo securities on Nasdaq or another national securities exchange or reducing the liquidity of the trading market for the Otonomo ordinary shares.

The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.

In general, either SWAG or Otonomo may refuse to complete the Business Combination if there is a material adverse effect affecting the other party between the signing date of the Business Combination Agreement and the planned closing. However, certain types of changes do not permit either party to refuse to consummate the Business Combination, even if such change could be said to have a material adverse effect on Otonomo or SWAG, including the following events (except, in certain cases where the change has a disproportionate effect on a party):

•	changes generally affecting the economy and the financial or securities markets, including the COVID-19 pandemic;

•	the outbreak or escalation of war or any act of terrorism, civil unrest or natural disasters;

•	changes (including changes in law) or general conditions in the industry in which the party operates;

•	changes in GAAP, or the authoritative interpretation of GAAP; or

•	changes attributable to the public announcement or pendency of the Transactions or the execution or performance of the Business Combination Agreement.

Furthermore, SWAG or Otonomo may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still consummate the Business Combination, the market trading price of the Otonomo ordinary shares and Otonomo warrants may suffer.

Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, SWAG expects. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially adversely affect the benefits that SWAG expects to achieve from the Business Combination.

SWAG and Otonomo have no history operating as a combined company. The unaudited pro forma condensed combined financial information may not be an indication of Otonomo’s financial condition or results of operations following the Business Combination, and accordingly, you have limited financial information on which to evaluate Otonomo and your investment decision.

Otonomo has a limited operating history and Otonomo and SWAG have no prior history as a combined entity and their operations have not been previously managed on a combined basis. The unaudited pro forma condensed combined financial information contained in this proxy statement/prospectus has been prepared using the consolidated historical financial statements of SWAG and Otonomo, and is presented for illustrative purposes only and should not be considered to be an indication of the results of operations including, without limitation, future revenue, or financial condition of SWAG following the Business Combination. Certain adjustments and assumptions have been made regarding SWAG after giving effect to the Business Combination. Otonomo and SWAG believe these assumptions are reasonable, however, the information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments are difficult to make with accuracy. These assumptions may not prove to be accurate, and other factors may affect SWAG’s results of operations or financial condition following the consummation of the Business Combination. For these and other reasons, the historical and pro forma condensed combined financial information included in this proxy statement/prospectus does not necessarily reflect Otonomo’s results of operations and financial condition and the actual financial condition and results of operations of Otonomo following the Business Combination may not be consistent with, or evident from, this pro forma financial information.

The projections and forecasts presented in this proxy statement/prospectus may not be an indication of the actual results of the transaction or Otonomo’s future results.

This proxy statement/prospectus contains projections and forecasts prepared by Otonomo. None of the projections and forecasts included in this proxy statement/prospectus have been prepared with a view toward public disclosure other than to certain parties involved in the Business Combination or toward complying with SEC guidelines or GAAP. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of Otonomo and SWAG and exclude, among other things, transaction-related expenses. Important factors that may affect actual results and results of Otonomo’s operations following the Business Combination, or could lead to such projections and forecasts not being achieved include, but are not limited to: client demand for Otonomo’s products, an evolving competitive landscape, rapid technological change, margin shifts in the industry, regulation changes in a highly regulated environment, successful management and retention of key personnel, unexpected expenses and general economic conditions. As such, these projections and forecasts may be inaccurate and should not be relied upon as an indicator of actual past or future results.

If SWAG is unable to complete the Business Combination or another business combination by March 17, 2022 (or such other date as approved by SWAG stockholders through approval of an amendment to the SWAG Charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, SWAG public stockholders may only receive $10 per share (or less than such amount in certain circumstances) and SWAG warrants will expire worthless.

If SWAG is unable to complete the Business Combination or another business combination within the required time period, SWAG will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SWAG to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding SWAG public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SWAG’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to SWAG’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, SWAG public stockholders may only receive $10 per share, and SWAG warrants will expire worthless. In certain circumstances, SWAG public stockholders may receive less than $10 per share on the redemption of their shares.

If the Business Combination is not completed, potential target businesses may have leverage over SWAG in negotiating a business combination, SWAG’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, and it may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine its ability to complete a business combination on terms that would produce value for SWAG stockholders.

Any potential target business with which SWAG enters into negotiations concerning an initial business combination will be aware that, unless SWAG amends its existing charter to extend its life and amend certain other agreements it has entered into, then SWAG must complete its initial business combination by March 17, 2022. Consequently, if SWAG is unable to complete this Business Combination, a potential target business may obtain leverage over it in negotiating an initial business combination, knowing that if SWAG does not complete its initial business combination with that particular target business, it may be unable to complete its initial business combination with any target business. This risk will increase as SWAG gets closer to the timeframe described above. In addition, SWAG may have limited time to conduct due diligence and may enter into its initial business combination on terms that it would have rejected upon a more comprehensive investigation. Additionally, SWAG may have insufficient working capital to continue efforts to pursue a business combination.

In the event of liquidation by SWAG, third parties may bring claims against SWAG and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by stockholders could be less than $10 per share.

Under the terms of the SWAG Charter, SWAG must complete the Business Combination or another business combination by March 17, 2022 (unless such date is extended by SWAG’s stockholders) or SWAG must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against SWAG. Although SWAG has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of SWAG’s public stockholders. If SWAG is unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to SWAG if and to the extent any claims by a vendor for services rendered or products sold to it, or a prospective target business with which it has discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under SWAG’s indemnity of the underwriter of the initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Furthermore, the Sponsor will not be liable to public stockholders and instead will only have liability to SWAG. SWAG has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and, therefore, the Sponsor may not be able to satisfy those obligations. SWAG has not asked the Sponsor to reserve for such eventuality. Therefore, the per-share distribution from the Trust Account in such a situation may be less than the approximately $10.00 per share estimated to be in the Trust Account as of two business days prior to the special meeting date, due to such claims.

Additionally, if SWAG is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if SWAG otherwise enters compulsory or court supervised liquidation, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in its bankruptcy

Because Otonomo is not conducting an underwritten offering of its securities, no underwriter has conducted due diligence of Otonomo’s business, operations or financial condition or reviewed the disclosure in this proxy statement/prospectus.

Section 11 of the Securities Act (“Section 11”) imposes liability on parties, including underwriters, involved in a securities offering if the registration statement contains a materially false statement or material omission. To effectively establish a due diligence defense against a cause of action brought pursuant to Section 11, a defendant, including an underwriter, carries the burden of proof to demonstrate that he or she, after reasonable investigation, believed that the statements in the registration statement were true and free of material omissions. In order to meet this burden of proof, underwriters in a registered offering typically conduct extensive due diligence of the registrant and vet the registrant’s disclosure. Such due diligence may include calls with the issuer’s management, review of material agreements, and background checks on key personnel, among other investigations.

Because Otonomo intends to become publicly traded through a business combination with a special purpose acquisition company rather through an underwritten offering of its ordinary shares, no underwriter is involved in the transaction. As a result, no underwriter has conducted diligence on Otonomo in order to establish a due diligence defense with respect to the disclosure presented in this proxy statement/prospectus. If such investigation had occurred, certain information in this prospectus may have been presented in a different manner or additional information may have been presented at the request of such underwriter.

SWAG’s stockholders may be held liable for claims by third parties against SWAG to the extent of distributions received by them.

If SWAG is unable to complete the Business Combination or another business combination within the required time period, SWAG will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SWAG to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding SWAG public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SWAG’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to SWAG’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. SWAG cannot assure you that it will properly assess all claims that may be potentially brought against SWAG. As a result, SWAG’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, SWAG cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by SWAG.

Additionally, if SWAG is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by SWAG’s stockholders. Because SWAG intends to distribute the proceeds held in the Trust Account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, SWAG’s board of directors may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and SWAG to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. SWAG cannot assure you that claims will not be brought against it for these reasons.

SWAG may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into business combination agreements or similar agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on SWAG’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Transactions, then that injunction may delay or prevent the Transactions from being completed. Currently, SWAG is not aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the Transactions.

The Sponsor has agreed to vote in favor of the Business Combination, regardless of how SWAG’s public stockholders vote.

The Sponsor owns and is entitled to vote an aggregate of approximately 20% on an as-converted basis of the outstanding SWAG Common Stock. These holders have agreed to vote their shares in favor of the Business Combination Proposal. These holders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting. Accordingly, it is more likely that the necessary stockholder approval for the Business Combination Proposal and the other proposals will be received than would be the case if these holders agreed to vote their Founder Shares in accordance with the majority of the votes cast by SWAG’s public stockholders.

The ongoing COVID-19 pandemic may adversely affect SWAG’s and Otonomo’s ability to consummate the Transactions.

The COVID-19 pandemic has resulted in governmental authorities worldwide implementing numerous measures to contain the virus, including travel restrictions, quarantines, shelter-in-place orders and business limitations and shutdowns. More generally, the pandemic raises the possibility of an extended global economic downturn and has caused volatility in financial markets. The pandemic may also amplify many of the other risks described in this proxy statement/prospectus.

SWAG and Otonomo may be unable to complete the Transactions if continued concerns relating to COVID-19 restrict travel and limit the ability to have meetings with potential investors or the Otonomo personnel. The extent to which COVID-19 impacts SWAG’s and Otonomo’s ability to consummate the Transactions will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extended period of time, SWAG’s and Otonomo’s ability to consummate the Transactions may be materially adversely affected.

The Business Combination may not qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or may be taxable under Section 367(a) of the Code, potentially causing U.S. Holders of SWAG Common Stock and/or SWAG warrants to recognize gain or loss for U.S. federal income tax purposes.

It is intended that the Business Combination (i) qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and (ii) does not result in gain being recognized by U.S. Holders (as defined in “Certain Material U.S. Federal Income Tax Considerations”) of SWAG Common Stock and SWAG warrants immediately prior to the Effective Time under Section 367(a) of the Code (other than with respect to any such holder that would own, actually or constructively, 5% or more (by vote or value) of the outstanding Otonomo ordinary shares immediately after the Business Combination that fails to enter into a valid “gain recognition agreement” with respect to the transferred SWAG Common Stock) (collectively, the “Intended Tax Treatment”). The parties intend to report the Business Combination in a manner consistent with the Intended Tax Treatment. However, there are significant factual and legal uncertainties as to whether the Business Combination will qualify for the Intended Tax Treatment. For example, under Section 368(a) of the Code, the acquiring corporation must continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business. However, there is an absence of guidance directly on point as to how the provisions of Section 368(a) of the Code apply in the case of an acquisition of a corporation with only investment-type assets, such as SWAG. Moreover, Section 367(a) of the Code and the applicable Treasury regulations promulgated thereunder provide that where a U.S. Holder exchanges stock in a U.S. corporation for stock in a non-U.S. corporation in a transaction that would otherwise qualify as a reorganization within the meaning of Section 368(a) of the Code, the U.S. Holder is required to recognize gain, but not loss, realized on such exchange unless certain requirements are met. There are significant factual and legal uncertainties concerning the determination of certain of these requirements. Moreover, the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Business Combination will qualify for the Intended Tax Treatment, and neither SWAG nor Otonomo intends to request a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax treatment of the Business Combination. Accordingly, no assurance can be given that the IRS will not challenge the Intended Tax Treatment or that a court will not sustain a challenge by the IRS.

If, as of the Closing Date, any requirement for Section 368(a) of the Code is not met, then a U.S. Holder of SWAG Common Stock and/or SWAG warrants may recognize gain or loss in an amount equal to the difference, if any, between the fair market value (as of the Closing Date) of Otonomo ordinary shares and/or Otonomo warrants received in the Business Combination, over such U.S. Holder’s aggregate tax basis in the corresponding SWAG Common Stock and/or SWAG warrants surrendered by such U.S. Holder in the Business Combination.

If, as of the Closing Date, the Business Combination qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, but any requirement for Section 367(a) of the Code is not satisfied, then a U.S. Holder of SWAG Common Stock would recognize gain (but not loss) in an amount equal to the excess, if any, of the fair market value as of the Closing Date of Otonomo ordinary shares (and, if U.S. Holder’s SWAG warrants convert to Otonomo warrants, the fair market value of the Otonomo warrants) received in the Business Combination, over such U.S. Holder’s aggregate tax basis in the SWAG Common Stock (and SWAG warrants, if any) surrendered by such U.S. Holder in the Business Combination.

U.S. Holders of SWAG Common Stock and/or SWAG warrants are urged to consult their own tax advisors to determine the tax consequences if the Business Combination does not qualify for the Intended Tax Treatment.

The IRS may not agree that Otonomo should be treated as a non-U.S. corporation for U.S. federal income tax purposes.

Under current U.S. federal income tax law, a corporation generally will be considered to be a U.S. corporation for U.S. federal income tax purposes if it is created or organized in the United States or under the law of the United States or of any State. Accordingly, under generally applicable U.S. federal income tax rules,

Otonomo, which is incorporated and tax resident in Israel, would generally be classified as a non-U.S. corporation for U.S. federal income tax purposes. Section 7874 of the Code and the Treasury regulations promulgated thereunder, however, contain specific rules that may cause a non-U.S. corporation to be treated as a U.S. corporation for U.S. federal income tax purposes. If it were determined that Otonomo is treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code and the Treasury regulations promulgated thereunder, Otonomo would be liable for U.S. federal income tax on its income in the same manner as any other U.S. corporation and certain distributions made by Otonomo to Non-U.S. Holders (as defined in “Certain Material U.S. Federal Income Tax Considerations”) of Otonomo may be subject to U.S. withholding tax.

As more fully described in the section titled “Certain Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of Otonomo—Tax Residence of Otonomo for U.S. Federal Income Tax Purposes,” based on the terms of the Business Combination and certain factual assumptions, Otonomo does not currently expect to be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code after the Business Combination. However, the application of Section 7874 of the Code is complex, subject to detailed regulations (the application of which is uncertain in various respects and would be impacted by changes in such U.S. Treasury regulations with possible retroactive effect) and subject to certain factual uncertainties, some of which must be finally determined after the completion of the Business Combination. Accordingly, there can be no assurance that the IRS will not challenge the status of Otonomo as a non-U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code or that such challenge would not be sustained by a court.

If the IRS were to successfully challenge under Section 7874 of the Code Otonomo’s status as a non-U.S. corporation for U.S. federal income tax purposes, Otonomo and certain Otonomo shareholders may be subject to significant adverse tax consequences, including a higher effective corporate income tax rate on Otonomo and future withholding taxes on certain Otonomo shareholders, depending on the application of any applicable income tax treaty that may apply to reduce such withholding taxes.

See “Certain Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of Otonomo—Tax Residence of Otonomo for U.S. Federal Income Tax Purposes” for a more detailed discussion of the application of Section 7874 of the Code to Otonomo. You should consult your own advisors regarding the application of Section 7874 of the Code to the Business Combination and the tax consequences if the classification of Otonomo as a non-U.S. corporation is not respected.

Risks Related to the Adjournment Proposal

If the Adjournment Proposal is not approved, SWAG’s board of directors will not have the ability to adjourn the special meeting to a later date.

If, at the special meeting, the chairman presiding over the special meeting determines that it would be in the best interests of SWAG to adjourn the special meeting to give SWAG more time to consummate the Business Combination for whatever reason (such as if the Business Combination Proposal is not approved, or if SWAG would have net tangible assets of less than $5,000,001 either immediately prior to or upon the consummation of the Transactions, or if additional time is needed to fulfil other closing conditions), the chairman presiding over the special meeting will seek approval to adjourn the special meeting to a later date or dates. If the Adjournment Proposal is not approved, the chairman will not have the ability to adjourn the special meeting to a later date in order to solicit further votes. In such event, the Business Combination would not be completed.

Risks Related to SWAG’s Accounting of its Warrants

SWAG has identified a material weakness in its internal control over financial reporting. This material weakness could continue to adversely affect SWAG’s ability to report its results of operations and financial condition accurately and in a timely manner.

SWAG’s management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. SWAG’s management is likewise required, on a quarterly basis, to evaluate the effectiveness of its internal controls and to disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of SWAG’s annual or interim financial statements will not be prevented or detected on a timely basis.

As described elsewhere in this proxy statement/prospectus, SWAG identified a material weakness in its internal control over financial reporting related to the accounting for the warrants it issued in connection with the SWAG IPO. As a result of this material weakness, SWAG’s management concluded that its internal control over financial reporting was not effective as of December 31, 2020. This material weakness resulted in a material misstatement of SWAG’s warrant liabilities, Class A common stock subject to possible redemption, change in fair value of warrant liabilities, additional paid-in capital, accumulated deficit and related financial disclosures.

To respond to this material weakness, SWAG has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of its internal control over financial reporting. While SWAG has processes to identify and appropriately apply applicable accounting requirements, SWAG plans to enhance these processes to better evaluate its research and understanding of the nuances of the complex accounting standards that apply to its financial statements. SWAG’s plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among its personnel and third-party professionals with whom SWAG consults regarding complex accounting applications. The elements of SWAG’s remediation plan can only be accomplished over time, and SWAG can offer no assurance that these initiatives will ultimately have the intended effects. For a discussion of management’s consideration of the material weakness identified related to SWAG’s accounting for the warrants SWAG issued in connection with the SWAG IPO, see “Note 2—Restatement of Previously Issued Financial Statements” to the financial statements of SWAG included elsewhere in this proxy statement/prospectus.

Any failure to maintain such internal control could adversely impact SWAG’s ability to report its financial position and results from operations on a timely and accurate basis. If SWAG’s financial statements are not accurate, investors may not have a complete understanding of its operations. Likewise, if SWAG’s financial statements are not filed on a timely basis, SWAG could be subject to sanctions or investigations by the stock exchange on which its common stock is listed, the SEC or other regulatory authorities. In either case, it could result in a material adverse effect on SWAG’s business. Failure to timely file will cause SWAG to be ineligible to utilize short form registration statements on Form S-3 or Form S-4, which may impair its ability to obtain capital in a timely fashion to execute SWAG’s business strategies or issue shares to effect an acquisition. Ineffective internal controls could also cause investors to lose confidence in SWAG’s reported financial information, which could have a negative effect on the trading price of its stock.

We can give no assurance that the measures SWAG has taken and plans to take in the future will remediate the material weakness identified or that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. In addition, even if SWAG is successful in strengthening its controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of SWAG’s financial statements.

SWAG’s warrants are required to be accounted for as liabilities rather than as equity and such requirement resulted in a restatement of SWAG’s previously issued financial statements.

On April 12, 2021, the SEC staff issued the SEC Statement. In the SEC Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance, SWAG’s warrants were accounted for as equity within its balance sheet, and after discussion and evaluation, including with its independent auditors, SWAG has concluded that its warrants should be presented as liabilities with subsequent fair value remeasurement. Therefore, SWAG conducted a valuation of its warrants and restated its previously issued financial statements, which resulted in unanticipated costs and diversion of management resources and may result in potential loss of investor confidence. Although SWAG has now completed the restatement, it cannot guarantee that it will have no further inquiries from the SEC or Nasdaq regarding its restated financial statements or matters relating thereto.

Any future inquiries from the SEC or Nasdaq as a result of the restatement of SWAG’s historical financial statements will, regardless of the outcome, likely consume a significant amount of its resources in addition to those resources already consumed in connection with the restatement itself.

The restatement of SWAG’s financial statements in May 2021 has subjected it to additional risks and uncertainties, including increased professional costs and the increased possibility of legal proceedings.

As a result of the restatement of its financial statements, SWAG has become subject to additional risks and uncertainties, including, among others, increased professional fees and expenses and time commitment that may be required to address matters related to the restatements, and scrutiny of the SEC and other regulatory bodies, which could cause investors to lose confidence in SWAG’s reported financial information and could subject it to civil or criminal penalties or shareholder litigation. SWAG could face monetary judgments, penalties or other sanctions that could have a material adverse effect on its business, financial condition and results of operations and could cause its stock price to decline.

Certain of SWAG’s warrants are accounted for as a warrant liability and are recorded at fair value upon issuance with changes in fair value each period to be reported in earnings, which may have an adverse effect on the market price of the SWAG Common Stock.

Following the restatement of its historical financial statements, SWAG accounted for its warrants as a warrant liability and recorded at fair value upon issuance any changes in fair value each period reported in earnings as it determined based upon a valuation report obtained from its independent third party valuation firm. The impact of changes in fair value on earnings may have an adverse effect on the market price of the SWAG Common Stock.

Risks Related to Redemption

The ability of SWAG public stockholders to exercise redemption rights with respect to a large number of SWAG Shares could increase the probability that the Business Combination would be unsuccessful and that you would have to wait for liquidation in order to redeem SWAG stock.

The obligations of Otonomo and Merger Sub to consummate the Business Combination is conditioned upon, among other things, SWAG having an amount of available cash in its Trust Account, following payment by SWAG to its stockholders who have validly elected to redeem their shares of SWAG Common Stock, plus proceeds from the PIPE Investment and the Secondary PIPE, of no less than approximately $172,500,000. If the Business Combination is not consummated, you would not receive your pro rata portion of the Trust Account until the Trust Account is liquidated. If you are in need of immediate liquidity, you could attempt to sell your SWAG Shares in the open market; however, at such time SWAG Shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with SWAG’s redemption until SWAG liquidates or you are able to sell your SWAG Shares in the open market.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares.

A public stockholder, together with any affiliate or any other person with whom such stockholder is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, if you hold more than 15% of the public shares and the Business Combination Proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 15% or sell them in the open market. SWAG cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of SWAG Shares will exceed the per-share redemption price.

There is no guarantee that a SWAG stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

There is no assurance as to the price at which an SWAG stockholder may be able to sell its Otonomo ordinary shares in the future following the completion of the Transactions or shares with respect to any alternative business combination. Certain events following the consummation of any initial business combination, including the Transactions, may cause an increase in the share price, and may result in a lower value realized now than a stockholder of SWAG might realize in the future had the stockholder not redeemed his, her or its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A stockholder should consult the stockholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS; MARKET, RANKING AND OTHER INDUSTRY DATA

This proxy statement/prospectus contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this proxy statement/prospectus, including statements regarding Otonomo’s, SWAG’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, Otonomo’s or SWAG’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company as set forth in the sections of this proxy statement/prospectus titled “Proposal One—The Business Combination Proposal—SWAG’s Board of Directors’ Reasons for the Business Combination and Recommendation of Its Board of Directors.” Forward-looking statements also include statements regarding the expected benefits of the proposed Business Combination between Otonomo and SWAG.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

•	Otonomo has a limited operating history and may be unable to achieve or sustain profitability or accurately predict its future results;

•	Otonomo has a history of losses and expects to incur significant expenses and continuing losses for the foreseeable future;

•

Otonomo expects to invest substantially in research and development for the purpose of developing and commercializing new services, and these investments could significantly reduce its profitability or increase its losses and may not generate revenue for Otonomo;

•

If Otonomo does not develop enhancements to its services and introduce new services that achieve market acceptance, its growth, business, results of operations and financial condition could be adversely affected;

•	If Otonomo is unsuccessful at investing in growth opportunities, its business could be materially and adversely affected;

•

Otonomo may need to raise additional funds in the future in order to execute its business plan and these funds may not be available to Otonomo when it needs them. If Otonomo cannot raise additional funds when it needs them, its business, prospects, financial condition and operating results could be negatively affected;

•	Otonomo has experienced rapid growth, and if Otonomo fails to effectively manage its growth, then its business, results of operations and financial condition could be adversely affected;

•

Otonomo relies, in part, on partnerships to grow its business. The partnerships may not produce the expected financial or operating results Otonomo expects. In addition, if Otonomo is unable to enter into partnerships or successfully maintain them, its growth may be adversely impacted;

•

Otonomo’s business depends on expanding its base of data consumers and data consumers increasing their use of its services, and its inability to expand its base of data consumers or any loss of data consumers or decline in their use of its services could materially and adversely affect its business, results of operations and financial condition;

•

If Otonomo fails to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations, and changing customer needs, requirements or preferences, its products may become less competitive;

•

The market for Otonomo’s services and platform is new and unproven, may decline or experience limited growth and is dependent in part on consumers continuing to adopt its platform and use its services;

•

Otonomo relies on the ability to access data from external providers at reasonable terms and prices. Otonomo’s data providers might restrict its use of or refuse to license data, which could lead to its inability to access certain data or provide certain services and, as a result, materially and adversely affect its operating results and financial condition;

•

If Otonomo is unable to expand its relationships with existing OEMs and vehicle fleet operators and add new OEMs and vehicle fleet operators and data providers, its business, results of operations and financial condition could be adversely affected;

•	If SWAG’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their SWAG Common Stock into a pro rata portion of the Trust Account;

•	SWAG’s board of directors did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination;

•	The financial and other interests of SWAG’s board of directors may have influenced SWAG’s board of directors’ decision to approve the Business Combination;

•

The Otonomo securities to be received by SWAG’s securityholders as a result of the Business Combination will have different rights from SWAG securities and SWAG’s stockholders will have a reduced ownership and voting interest of the combined company after consummation of the Business Combination; and

•	The other matters described in the section titled “Risk Factors” beginning on page 13.

In addition, the Business Combination is subject to the satisfaction of the conditions to the completion of the Business Combination set forth in the Business Combination Agreement and the absence of events that could give rise to the termination of the Business Combination Agreement, the possibility that the Business Combination does not close, and risks that the proposed Business Combination disrupts current plans and operations and business relationships, or poses difficulties in attracting or retaining employees for Otonomo.

Otonomo and SWAG caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date of this proxy statement/prospectus. Neither Otonomo nor SWAG undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Otonomo or SWAG will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in SWAG’s public filings with the SEC or, upon and following the consummation of the Business Combination, in Otonomo’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult. For additional information, please see the section titled “Where You Can Find More Information” beginning on page 224.

Market, ranking and industry data used throughout this proxy statement/prospectus, including statements regarding market size and technology adoption rates, is based on the good faith estimates of Otonomo’s management, which in turn are based upon Otonomo’s management’s review of internal surveys, independent industry surveys and publications, and other third party research and publicly available information. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While Otonomo is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” and “Otonomo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement/prospectus.

SPECIAL MEETING OF SWAG STOCKHOLDERS

General

SWAG is furnishing this proxy statement/prospectus to its stockholders as part of the solicitation of proxies by its board of directors for use at the special meeting of SWAG stockholders and at any adjournment or postponement thereof. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place of Special Meeting of SWAG’s Stockholders

The special meeting will be held on August 12, 2021, at 11:00 a.m., Eastern Time, solely over the Internet by means of a live audio webcast. You may attend the special meeting webcast by accessing the web portal located at https://cstproxy.com/softwareacquisitiongroupii/sm2021 and following the instructions set forth on your proxy card.

Purpose of the SWAG Special Meeting

At the special meeting, SWAG is asking its stockholders:

1.

Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve and adopt the Business Combination Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A, and the transactions contemplated therein, including the Business Combination;

2.	Proposal No. 2 — The Charter Proposals — to approve the following material differences between the SWAG Charter and Otonomo Articles to be effective upon the consummation of the Business Combination:

i. the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”;

ii. the Otonomo Articles will provide for one class of ordinary shares as opposed to the two classes of SWAG Common Stock provided for in the SWAG Charter;

iii. Otonomo’s corporate existence is perpetual as opposed to SWAG’s corporate existence terminating if a business combination is not consummated within a specified period of time;

iv. the Otonomo Articles will not include the various provisions applicable only to special purpose acquisition corporations that the SWAG Charter contains;

3.

Proposal No. 3 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, if the parties are not able to consummate the Business Combination.

Recommendation of SWAG’s Board of Directors

SWAG’s board of directors has determined that each of the proposals outlined above is fair to and in the best interests of SWAG and its stockholders and recommended that SWAG stockholders vote “FOR” the Business Combination Proposal, “FOR” each of the Charter Proposals, and “FOR” the Adjournment Proposal, if presented.

Record Date; Persons Entitled to Vote

SWAG Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of SWAG Common Stock at the close of business on July 2, 2021, which is the record date for the special meeting. Stockholders will have one vote for each share of SWAG Common Stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. SWAG’s warrants do not have voting rights. On the record date, there were 21,562,500 shares of SWAG Common Stock outstanding, of which 17,250,000 were public shares.

Quorum

A quorum is the minimum number of shares of SWAG Common Stock that must be present to hold a valid meeting. A quorum will be present at the SWAG special meeting if a majority of the voting power of the issued and outstanding shares of SWAG Common Stock entitled to vote at the meeting are represented at the virtual special meeting or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The Class A Stock and Class B Stock are entitled vote together as a single class on all matters to be considered at the special meeting.

Vote Required

The proposals to be presented at the special meeting will require the following votes:

Business Combination Proposal — The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the votes cast by the then outstanding shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have no effect on the Business Combination Proposal. Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder and, consequently, broker non-votes will have no effect on the Business Combination Proposal. The Transactions will not be consummated if SWAG has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) either immediately prior to or upon consummation of the Transactions.

Charter Proposals — The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding SWAG Common Stock. Abstentions will have the same effect as a vote “against” the Charter Proposals. The Charter Proposal to approve “Otonomo Technologies Ltd.” as the name of the new public entity is a routine proposal and, accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. Consequently, there should be no broker non-votes with respect to such proposal. Each other Charter Proposal is considered a non-routine proposal, and, accordingly, brokers are not entitled to vote on those proposals without receiving voting instructions, and broker non-votes will have the same effect as a vote “against” each such proposal.

Adjournment Proposal — The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have the same effect as a vote “against” on the Adjournment Proposal. Broker non-votes will have no effect on the Adjournment Proposal.

Voting Your Shares

If you are a holder of record of SWAG Common Stock, there are two ways to vote your shares of SWAG Common Stock at the special meeting:

•

By Mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” all of the proposals in accordance with the recommendation of SWAG’s board of directors. Proxy cards received after a matter has been voted upon at the special meeting will not be counted.

•

In Person. You may attend the special meeting webcast and vote electronically using the ballot provided to you during the webcast. You may attend the special meeting webcast by accessing the web portal located at https://cstproxy.com/softwareacquisitiongroupii/sm2021 and following the instructions set forth on your proxy card. See “Questions and Answers about the Business Combination and the Special Meeting —When and where will the special meeting take place?” for more information.

Revoking Your Proxy

If you are a holder of record of SWAG Common Stock and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•

you may send another proxy card to SWAG’s secretary with a later date so that it is received prior to the vote at the special meeting or attend the live webcast of the special meeting and vote electronically;

•	you may notify SWAG’s secretary in writing, prior to the vote at the special meeting, that you have revoked your proxy; or

•

you may attend the live webcast of the special meeting and vote electronically or revoke your proxy electronically, although your attendance alone will not revoke any proxy that you have previously given.

If you hold your SWAG Common Stock in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or other nominee.

Who Can Answer Your Questions About Voting Your Shares

If you are a SWAG stockholder and have any questions about how to vote or direct a vote in respect of your shares of SWAG Common Stock, you may call Morrow Sodali, SWAG’s proxy solicitor, at (800) 662 - 5200.

Redemption Rights

Holders of public shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any stockholder holding public shares may demand that SWAG redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.00 per share as of July 2, 2021, the special meeting record date), calculated as of two (2) business days prior to the anticipated consummation of the merger. If a holder properly seeks redemption as described in this section and the merger with Otonomo is consummated, SWAG will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the merger.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.

Holders of Founder Shares will not have redemption rights with respect to such shares.

Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to SWAG’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed merger is not consummated this may result in an additional cost to stockholders for the return of their shares.

SWAG’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street — 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the merger is not approved or completed for any reason, then SWAG’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the Trust Account, as applicable. In such case, SWAG will promptly return any shares delivered by public holders. If SWAG would be left with less than $5,000,001 of net tangible assets as a result of the holders of public shares properly demanding redemption of their shares for cash, SWAG will not be able to consummate the merger.

The closing price of Class A Stock on July 2, 2021, the special meeting record date, was $9.95. The cash held in the Trust Account on such date was approximately $172.5 million ($10.00 per public share). Prior to exercising redemption rights, stockholders should verify the market price of Class A Stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. SWAG cannot assure its stockholders that they will be able to sell their shares of Class A Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises his, her or its redemption rights, then he, she or it will be exchanging its shares of Class A Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the Business Combination Proposal by delivering your stock certificate (either physically or electronically) to SWAG’s transfer agent prior to the vote at the Special Meeting, and the merger is consummated.

For a detailed discussion of the material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Consequences —U.S. Holders Exercising Redemption Rights with Respect to SWAG Common Stock” beginning on page 174. The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

SWAG stockholders and holders of SWAG warrants do not have appraisal rights in connection with the Transactions under the DGCL.

Proxy Solicitation Costs

SWAG is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone. SWAG and its directors, officers and employees may also solicit proxies online. SWAG will file with the SEC all scripts and other electronic communications as proxy soliciting materials. SWAG will bear the cost of the solicitation.

SWAG has hired Morrow Sodali to assist in the proxy solicitation process. SWAG will pay to Morrow Sodali a fee of $25,000, plus disbursements.

SWAG will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. SWAG will reimburse them for their reasonable expenses.

Other Matters

As of the date of this proxy statement/prospectus, SWAG’s board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement/prospectus. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Interests of SWAG’s Officers and Directors in the Transactions

In considering the recommendation of SWAG’s board of directors to vote in favor of approval of the Business Combination Proposal and the Charter Proposals, stockholders should keep in mind that the Sponsor and SWAG’s directors and executive officers have interests in such proposals that are different from, or in addition to, those of SWAG’s stockholders generally. In particular:

•

If the Business Combination with Otonomo or another business combination is not consummated by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and SWAG’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $42.9 million based upon the closing price of $9.95 per share on Nasdaq on July 19, 2021. On the other hand, if the Business Combination is consummated, each outstanding share of SWAG Common Stock will be converted into one Otonomo ordinary share, subject to adjustment described herein. As a result of the nominal price of $0.006 per share paid by the Sponsor compared to the recent market price of the Class A Stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the Founder Shares even if holders of Class A Stock experience a negative rate of return on their investments in the Class A Stock.

•

The Sponsor purchased 5,200,000 private placement warrants from SWAG for $1.00 per private warrant. This purchase took place on a private placement basis simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option. All of the proceeds SWAG received from these purchases were placed in the Trust Account. Such private placement warrants had an aggregate market value of $7.5 million based upon the closing price of $1.45 per warrant on Nasdaq on July 19, 2021. The private placement warrants will become worthless if SWAG does not consummate a business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). On the other hand, if the Business Combination is consummated, each outstanding private placement warrant will become exercisable for one Otonomo ordinary share for $11.50 per share, subject to adjustment as described herein.

•

If SWAG is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SWAG for services rendered or contracted for or products sold to SWAG. If SWAG consummates a business combination, on the other hand, SWAG will be liable for all such claims.

•

The Sponsor and SWAG’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on SWAG’s behalf, such as identifying and investigating possible business targets and business combinations. However, if SWAG fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, SWAG may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). As of the record date, the Sponsor and SWAG’s officers and directors and their affiliates had incurred no unpaid reimbursable expenses.

•

The Business Combination Agreement provides for the continued indemnification of SWAG’s current directors and officers and the continuation of directors and officers liability insurance covering SWAG’s current directors and officers.

•

SWAG’s Sponsor, officers and directors (or their affiliates) may make loans from time to time to SWAG to fund certain capital requirements. On June 16, 2020, the Sponsor agreed to loan SWAG an aggregate of up to $300,000 to cover expenses related to the SWAG IPO pursuant to a promissory note that was repaid in full on September 22, 2020. Additional loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to SWAG outside of the Trust Account.

•

Jonathan Huberman will be a member of the board of directors of Otonomo following the closing of the Business Combination and, therefore, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that Otonomo’s board of directors determines to pay to its non-executive directors.

Purchases of SWAG Shares

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding SWAG or its securities, the Sponsor, SWAG’s officers and directors, Otonomo, Otonomo shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of SWAG Common Stock or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and, with Otonomo’s consent, the transfer to such investors or holders of shares or warrants owned by the Sponsor for nominal value.

Entering into any such arrangements may have a depressive effect on SWAG Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such proposals would be approved. No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement/prospectus by the Sponsor, SWAG officers and directors, Otonomo, Otonomo shareholders or any of their respective affiliates. SWAG will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

PROPOSAL ONE—THE BUSINESS COMBINATION PROPOSAL

The following is a discussion of the proposed Business Combination and the Business Combination Agreement. This is a summary only and may not contain all of the information that is important to you. This summary is subject to, and qualified in its entirety by reference to, the Business Combination Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A. SWAG stockholders are urged to read this entire proxy statement/prospectus carefully, including the Business Combination Agreement, for a more complete understanding of the Business Combination.

General

Transaction Structure

The Business Combination Agreement provides for the merger of Merger Sub with and into SWAG, with SWAG surviving the Business Combination as a wholly owned subsidiary of Otonomo.

Pro Forma Capitalization

The pro forma equity valuation of Otonomo upon consummation of the Transactions is estimated to approximately $1,365,000,000. We estimate that, at the Effective Time, assuming none of SWAG’s public stockholders demand redemption of their public shares pursuant to the SWAG Charter, the securityholders of Otonomo will own approximately 70.5% of the outstanding Otonomo ordinary shares, and the securityholders of SWAG and certain accredited investors purchasing PIPE Shares will own the remaining Otonomo ordinary shares. We estimate that, at the Effective Time, assuming the maximum number of SWAG’s public stockholders demand redemption of their public shares pursuant to the SWAG Charter, the securityholders of Otonomo will own approximately 80.4% of the outstanding Otonomo ordinary shares, and the securityholders of SWAG and certain accredited investors purchasing PIPE Shares and Secondary PIPE Shares will own the remaining Otonomo ordinary shares.

Merger Consideration

Prior to the Effective Time, Otonomo intends to effect a stock split to cause the value of the outstanding Otonomo ordinary shares immediately prior to the Effective Time to equal $10.00 per share. The consideration to be issued to securityholders of SWAG will be adjusted if the Stock Split is not effected or if the Stock Split results in a price per Otonomo ordinary share other than $10.00.

Pursuant to the Business Combination Agreement and assuming the Stock Split has occurred, at the Effective Time (a) each share of Class A Stock outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, subject to adjustment described herein, (b) each share of Class B Stock outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, subject to adjustment described herein, (c) each SWAG warrant outstanding immediately prior to the Effective Time will be assumed by Otonomo and will become an Otonomo warrant, with the number of Otonomo ordinary shares underlying the Otonomo warrants and the exercise price of such Otonomo warrants subject to adjustment in accordance with the Business Combination Agreement in the event of a stock split, share dividend or distribution, or any change in Otonomo’s share capital by reason of any split-up reverse stock split, recapitalization, combination, reclassification, exchange of shares and (d) each outstanding Otonomo preferred share will be converted into one Otonomo ordinary share, in each case less any applicable withholding taxes.

Background of the Business Combination

SWAG is a Delaware corporation formed on June 16, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Business Combination with Otonomo is the result of an active search for a potential transaction utilizing the network and investing and transaction experience of SWAG’s management team and board of directors. The terms of the Business Combination Agreement are the result of arm’s-length negotiations between representatives of Otonomo and SWAG. The following is a brief discussion of the background of these negotiations, the Business Combination Agreement and the Business Combination.

The following chronology summarizes the key meetings and events that led to the signing of the Business Combination Agreement, but it does not purport to catalogue every conversation and correspondence among representatives of SWAG, Otonomo and their respective advisors.

On June 24, 2020, SWAG engaged B. Riley Securities, Inc. (“B. Riley”) pursuant to a non-exclusive engagement letter to provide investment advisory services in connection with the SWAG IPO. In advance of SWAG’s IPO, members of the SWAG management team engaged in discussions with other investment bankers regarding a potential engagement related to the IPO. Over the course of these discussions, the SWAG management team ultimately decided to move forward with B. Riley due to its extensive experience with Special Purpose Acquisition Companies (“SPACs”), its knowledge and experience in the small cap technology space, and the success of the Software Acquisition Group I IPO and deSPAC merger transaction.

The registration statement for the SWAG IPO was declared effective on September 14, 2020. On September 17, 2020, SWAG consummated the SWAG IPO of 15,000,000 units, at $10.00 per unit, generating gross proceeds of $150,000,000. Simultaneously with the closing of the SWAG IPO, SWAG consummated the sale of 4,750,000 private placement warrants at a price of $1.00 per warrant in a private placement to Sponsor, generating gross proceeds of $4,750,000. Following the closing of the SWAG IPO on September 17, 2020, an amount of $150,000,000 from the net proceeds of the sale of the units in the SWAG IPO and the sale of the private placement warrants was placed into the Trust Account.

On September 24, 2020, the underwriters exercised their over-allotment option in full. As a result, SWAG consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to approximately $172,500,000.

Prior to the consummation of the SWAG IPO, neither SWAG, nor anyone on its behalf, contacted any prospective target businesses or had any substantive discussions, formal or otherwise, with respect to a transaction with SWAG.

From the date of the SWAG IPO through the execution of the Business Combination Agreement with Otonomo on January 31, 2021, representatives of SWAG, including B. Riley, commenced an active search for prospective acquisition targets. During this period, these representatives of SWAG reviewed self-generated ideas, initiated contact and were contacted by a number of individuals and entities with respect to business combination opportunities. SWAG’s officers and directors ultimately identified and evaluated over 40 potential target businesses from a wide range of industry segments during this period. In connection with such evaluation, representatives of SWAG had discussions regarding potential transactions with members of management or the boards of directors of certain potential acquisition targets. From the date of the SWAG IPO through December 7, 2020, representatives of SWAG met with and engaged in substantive discussions with a number of potential acquisition targets with respect to a potential business combination and discussed potential valuations and structures.

After the SWAG IPO, SWAG initiated contact with representatives of more than forty (40) potential targets, including privately held assets and assets or divisions owned by publicly traded companies, with revenues ranging from approximately $0.4 million to $400 million. Of those potential targets, SWAG conducted additional legal and financial due diligence with respect to five (5).

One of the potential targets, Company A, is a software services and solutions provider. SWAG conducted substantial due diligence of Company A, including review of historic and budgeted financial statements. Representatives of SWAG met with representatives of Company A via Zoom on three (3) separate occasions and via conference call an additional four (4) times to discuss deal terms to exchange and due diligence questions. Company A and its representatives engaged a number of SPACs in connection with their strategic search and ultimately selected one that had substantially more cash in trust than SWAG, and Company A’s business combination was later announced publicly.

The second target, Company B, is an internet commerce infrastructure provider. SWAG legal and financial conducted due diligence via conference calls and Zoom sessions with the management, owners and representatives of Company B. SWAG provided the owners of Company B with an indication of interest in the business. The owners of Company B subsequently determined to sell their Company B to a private equity firm instead of pursuing a transaction with a SPAC.

SWAG’s third potential target, Company C, is a software company that delivers improved reception and reach for telecommunication signals. Representatives of SWAG conducted substantial due diligence on Company C and met with Company C’s management in person, on teleconference calls and via Zoom on more than six (6) occasions to discuss terms of a potential business combination. SWAG management determined that while Company C has a very interesting technology and good market opportunity, its business required additional proof of market demand in order to be an appropriate partner for a business combination with SWAG.

The fourth potential target, Company D, is an identity management company. Representatives of SWAG conducted discussions via Zoom with the management and principal owners of Company D on six (6) occasions. After significant legal and financial due diligence, SWAG management determined that the current enterprise value of Company D was insufficient on a stand-alone basis to be an attractive for SWAG’s initial business combination.

All discussions with representatives of Company A, Company B, Company C and Company D ceased on or before December 5, 2020.

On October 12, 2020 Ben Volkow, the CEO of Otonomo, contacted Jonathan Huberman to inquire if he had an interest in discussing Otonomo as a potential target for SWAG’s initial business combination. Mr. Huberman, who has extensive experience in the technology sector, agreed to an initial discussion to determine whether there was mutual interest in a business combination. On the same day, Mr. Huberman and Mr. Volkow spoke via telephone to discuss Otonomo’s business.

On October 13, 2020, Otonomo and SWAG signed a non-disclosure agreement. Also on that day, Mr. Huberman spoke with Mr. Volkow via Zoom to discuss Otonomo and its market in greater detail.

On October 16, 2020 and again on October 20, 2020, Messrs. Huberman, Nikzad and Volkow and Bonnie Moav, the Chief Financial Officer of Otonomo, with representatives from B. Riley in attendance, engaged in further due diligence via Zoom focused on Otonomo’s historical and prospective financials as well as its business plan, strategy and market dynamics.

Also on October 20, 2020, Mr. Huberman delivered to Mr. Volkow a non-binding letter of intent describing a potential transaction between the two companies. The valuation for a transaction was to be based on public market comparables but no additional detail was provided in the document at that time.

On November 3, 2020, Mr. Huberman spoke via Zoom with Otonomo’s full board of directors to discuss SWAG’s investment philosophy, and management in light of the progressing discussions with and interest in pursuing an initial business combination with Otonomo. That meeting was followed the next day by a call during which Mr. Volkow and Mr. Huberman discussed Otonomo’s board of directors’ interest in pursuing a business combination between Otonomo and SWAG.

On November 23, 2020, Mr. Huberman spoke with Mr. Volkow to follow up on certain legal and financial due diligence items.

On December 2 and 3, 2020, Messrs. Huberman and. Nikzad and representatives from B. Riley engaged with members of Otonomo’s management team and certain representatives from Citigroup regarding additional due diligence items.

On December 3, 2020, a special committee of the board of directors of SWAG was established to review the potential initial business combination with Otonomo (the “Special Committee”). That committee was comprised of Matt Olton and Steven Guggenheimer.

On December 5, 2020, Mr. Huberman discussed the structure of and due diligence efforts regarding the potential transaction with the Special Committee and the Special Committee began its review. Also on that day, Mr. Huberman discussed the Otonomo’s board of directors’ valuation expectations as well as SWAG’s perspectives with Mr. Volkow. After that call, representatives from SWAG delivered a revised letter of intent to Otonomo, with the equity value of Otonomo for purposes of the Transaction to be between $1 billion and $1.1 billion based on current market comparables. Otonomo’s management countersigned that letter of intent and delivered it to SWAG’s management on December 7, 2020.

On December 11, 2020, Otonomo formally engaged Citigroup pursuant to an engagement letter to provide financial advisory services in connection with the potential business combination with SWAG.

On December 18, 2020, the parties each of SWAG and Otonomo came to a general agreement on the size of the private placement equity investment SWAG was contemplating and authorized B. Riley to reach out to certain institutional investors.

On January 6, 2021, Mr. Huberman updated the Special Committee to update them on the due diligence that had been concluded, the valuation analysis as well as the PIPE process.

On January 7, 2021, Latham & Watkins LLP, counsel to Otonomo (“Latham”), distributed an initial draft of the Business Combination Agreement to Kirkland & Ellis LLP (“Kirkland”).

On January 14, 2021, Kirkland commenced confirmatory legal due diligence.

On January 20, 2021, Kirkland returned a revised draft of the Business Combination Agreement that proposed various revisions to the terms of the Business Combination, including revisions to the representations and warranties and the interim operating covenants of both Otonomo and SWAG. Also on that date, Latham distributed initial drafts of the other agreements necessary to consummate the proposed Business Combination.

On January 26, 2021, after having reviewed each of Kirkland’s proposed changes, Latham sent Kirkland a revised draft of the Business Combination Agreement.

During January 2021, Latham and Gross & Co., Israeli counsel to Otonomo, and Kirkland and Gornitzky & Co., Israeli counsel to SWAG, negotiated and finalized various terms of the Business Combination Agreement and ancillary agreements.

On January 29, 2021, Latham and Kirkland agreed on what became substantially the final form of the Business Combination Agreement. On the same day, the board of directors of SWAG met, received a report from the Special Committee, reviewed the Business Combination Agreement and Ancillary Documents, reviewed the SWAG board of directors’ fiduciary duties under Delaware law in the context of consideration of the proposed business combination transaction with Otonomo, and unanimously adopted resolutions (i) determining that it is in the best interests of SWAG and its stockholders for SWAG to enter into the Business Combination

Agreement, (ii) adopting the Business Combination Agreement and approving SWAG’s execution, delivery and performance of the same and the consummation of the transactions contemplated by the Business Combination Agreement including the issuance of the PIPE Shares and entry into the Ancillary Documents, and (iii) approving the filing of the proxy statement with the SEC, subject, in each case, to changes to the Business Combination Agreement and documentation acceptable to the Chairman of SWAG.

On January 31, 2021, the parties executed the Business Combination Agreement.

On February 1, 2021, a press release was issued announcing the Business Combination. Later that day, SWAG filed a current report on Form 8-K that included the press release and an investor presentation as exhibits.

SWAG’s Board of Directors’ Reasons for the Business Combination and The Recommendation of the Board of Directors

SWAG’s board of directors, in evaluating the Business Combination, consulted with SWAG’s management and financial and legal advisors. In reaching its unanimous resolution (i) that the Business Combination Agreement and the transactions contemplated thereby are advisable and in the best interests of SWAG and its stockholders and (ii) to recommend that the stockholders adopt the Business Combination Agreement and approve the Business Combination and the transactions contemplated thereby, SWAG’s board of directors considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, SWAG’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. SWAG’s board of directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of SWAG’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Regarding Forward-Looking Statements; Market, Ranking and Other Industry Data.”

In approving the Business Combination, SWAG’s board of directors determined not to obtain a fairness opinion. The officers and directors of SWAG have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background and sector expertise enabled them to make the necessary analyses and determinations regarding the Business Combination. In addition, SWAG’s officers and directors have substantial experience with mergers and acquisitions.

SWAG’s board of directors considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:

•	Unique Market Position. Otonomo is a marketplace leader in the vehicle data services sector and is uniquely positioned to enable, rather than compete, with end customers;

•

Stockholder Liquidity. The obligation in the Business Combination Agreement to have ordinary shares of Otonomo issued as consideration listed on the NASDAQ, a major U.S. stock exchange, which SWAG’s board of directors believes has the potential to offer stockholders greater liquidity;

•	Existing Data Customer and Data Providers. Otonomo has established key strategic relationships with 16 OEM agreements and approximately 100 commercial engagements with marquee industry participants;

•

Unique Position at the Heart of the Vehicle data Ecosystem. Rather than working with a handful of partners in a select industry, Otonomo partners with leading companies across industries, including technology companies, vehicle manufacturers, transportation companies, and data processing companies;

•

Potential Customers in a Wide Variety of Industries. Otonomo’s services relating to personally identifiable information is used in industries ranging from insurance to fleet services to dealership sales while Otonomo’s aggregate data can be used to make smarter cities and more efficient transportation;

•

Competitive Advantage. Otonomo operates on a global scale with significantly more OEM partnerships, integrated cars, and use cases than its nearest competitors and Otonomo operates on a global scale, while the majority of its competitors operate more regionally;

•	Experienced Leadership Team with a Proven Track Record. Otonomo is led by an experienced management team in Otonomo’s industry;

•

Platform for Future Development and Expansion. A public company status, combined with the capital to be provided from the PIPE and the Trust Account, is anticipated to provide Otonomo with an optimal platform for further developing and expanding its current programs, systems and software;

•

Attractive Valuation. SWAG’s board of directors believes Otonomo’s implied valuation following the Business Combination relative to the current valuations experienced by comparable publicly traded companies in the vehicle data services sector is favorable for SWAG;

•	Due Diligence. SWAG’s due diligence examinations of Otonomo and discussions with Otonomo’s management and financial and legal advisors;

•	Lock-Up. Certain equityholders of Otonomo have agreed to be subject to a one-hundred and eighty (180) day lockup in respect of their Otonomo ordinary shares;

•

Other Alternatives. SWAG’s board of directors believes, after a thorough review of other business combination opportunities reasonably available to SWAG, that the Business Combination represents the best potential business combination for SWAG and the most attractive opportunity for SWAG’s management to accelerate its business plan based upon the process utilized to evaluate and assess other potential combination targets, and SWAG’s board of directors’ belief that such process has not presented a better alternative; and

•

Negotiated Transaction. The financial and other terms of the Business Combination Agreement and the fact that such terms and conditions are reasonable and were the product of arm’s-length negotiations between SWAG and Otonomo.

SWAG’s board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•	Market Adoption. Whether the adoption of integrated cars will continue to occur and be widespread, and whether such adoption will continue open access to data;

•	Limited Operating History, Otonomo’s limited operating history makes evaluating its business and future prospects difficult;

•	Systems Update. The need to update Otonomo’s financial systems and operations necessary for a public company;

•	Regulation. Regulation in Otonomo’s industry could increase, which may limit Otonomo’s ability to harness vehicle data value, thereby potentially lowering Otonomo’s profits;

•	Loss of Key Personnel. Key personnel in Otonomo’s industry is vital and competition for such personnel is intense. The loss of any key personnel could be detrimental to Otonomo’s operations;

•	Macroeconomic Risks. Macroeconomic uncertainty and the effects it could have on the combined company’s revenues;

•	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe;

•

Redemption Risk. The potential that a significant number of SWAG stockholders elect to redeem their shares prior to the consummation of the merger and pursuant to SWAG’s existing charter, which would potentially make the merger more difficult or impossible to complete;

•	Stockholder Vote. The risk that SWAG’s stockholders may fail to provide the respective votes necessary to effect the merger;

•	Closing Conditions. The fact that the completion of the merger is conditioned on the satisfaction of certain closing conditions that are not within SWAG’s control;

•	Litigation. The possibility of litigation challenging the merger or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the merger;

•	No Third-Party Valuation. The risk that SWAG did not obtain a third-party valuation or fairness opinion in connection with the merger;

•

Liquidation of SWAG. The risks and costs to SWAG if the merger is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in SWAG being unable to effect a business combination by March 17, 2022;

•	SWAG Stockholders Receiving Minority Position. The fact that existing SWAG stockholders will hold a minority position in the combined company; and

•	Fees and Expenses. The fees and expenses associated with completing the merger.

In addition to considering the factors described above, SWAG’s board of directors also considered other factors including, without limitation:

•

Interests of Certain Persons. Some officers and directors of SWAG may have interests in the merger. See the section titled “Proposal One—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” beginning on page 80 of this proxy statement/prospectus; and

•

Waiver of Corporate Opportunity Doctrine. SWAG’s certificate of incorporation contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with SWAG but were not offered due to a SWAG director’s duties to another entity. SWAG does not believe that the waiver of the corporate opportunity doctrine in its certificate of incorporation interfered with its ability to identify an acquisition target.

•	Other Risks. Various other risks associated with Otonomo’s business, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

SWAG’s board of directors concluded that the potential benefits that it expected SWAG and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, SWAG’s board of directors unanimously determined that the Business Combination Agreement and the Business Combination contemplated therein were advisable, fair to and in the best interests of SWAG and its stockholders.

Unaudited Prospective Financial Information of Otonomo

Otonomo does not as a matter of course make public projections as to future sales, earnings, or other results. However, Otonomo management prepared and provided to the Otonomo board of directors, Otonomo’s financial advisors, SWAG and potential PIPE investors certain internal, unaudited prospective financial information in connection with the evaluation of the Business Combination. Otonomo management prepared such financial information based on their judgment and assumptions regarding the future financial performance of Otonomo. The inclusion of the below information should not be regarded as an indication that Otonomo or any other recipient of this information considered—or now considers—it to be necessarily predictive of actual future results.

The unaudited prospective financial information is subjective in many respects. As a result, there can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, that information by its nature becomes less predictive with each successive year.

While presented in this proxy statement/prospectus with numeric specificity, the information set forth in the summary below was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Otonomo management, including, among other things, the matters described in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements; Market, Ranking and Other Industry Data” and “Risk Factors.” Otonomo believes the assumptions in the prospective financial information were reasonable at the time the financial information was prepared, given the information Otonomo had at the time. However, important factors that may affect actual results and cause the results reflected in the prospective financial information not to be achieved include, among other things, risks and uncertainties relating to the Otonomo business, industry performance, the regulatory environment, and general business and economic conditions. The prospective financial information also reflects assumptions as to certain business decisions that are subject to change. The unaudited prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Otonomo management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of Otonomo management’s knowledge and belief, the expected course of action and the expected future financial performance of Otonomo. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information.

Neither Otonomo’s independent auditors, nor any other independent accountants, have complied, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The audit reports included in this proxy statement/prospectus relate to historical financial information. They do not extend to the prospective financial information and should not be read to do so.

EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS, OTONOMO DOES NOT INTEND TO MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE PROSPECTIVE FINANCIAL INFORMATION. THE PROSPECTIVE FINANCIAL INFORMATION DOES NOT TAKE INTO ACCOUNT ANY CIRCUMSTANCES OR EVENTS OCCURRING AFTER THE DATE THAT THE INFORMATION WAS PREPARED. READERS OF THIS PROXY STATEMENT/PROSPECTUS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION SET FORTH BELOW. NONE OF OTONOMO, SWAG NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, ADVISORS OR OTHER REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY OTONOMO SHAREHOLDER, SWAG STOCKHOLDER OR ANY OTHER PERSON REGARDING ULTIMATE PERFORMANCE COMPARED TO THE INFORMATION CONTAINED IN THE PROSPECTIVE FINANCIAL INFORMATION OR THAT FINANCIAL AND OPERATING RESULTS WILL BE ACHIEVED.

Certain of the measures included in the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Otonomo may not be comparable to similarly titled amounts used by other companies. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of such financial measures.

The following table sets forth certain summarized prospective financial information regarding Otonomo for the years 2020, 2021, 2022, 2023, 2024 and 2025:

	Forecast Year Ended December 31,
(USD in millions)	2020E(2)		2021E(3)	2022E	2023E	2024E	2025E
Revenue	$	* )	$3	$24	$98	$264	$574
Gross Profit (loss)		$(1)	$(2)	$4	$37	$134	$347
Adjusted EBITDA(1)		$(11)	$(22)	$(43)	$(45)	$4	$118

*)	Represents an amount lower than $1 million.
(1)

Adjusted EBITDA is defined as Gross Profit (loss) from operations adjusted for depreciation, amortization and stock-based compensation. We caution investors that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers calculate Adjusted EBITDA in the same manner. Adjusted EBITDA should not be considered as an alternative to net loss or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity.

(2)

As disclosed in “Consolidated Financial Statements of Otonomo Technologies Ltd.” beginning on page F-2 of this proxy statement/prospectus, for the year ended December 31, 2020, Otonomo had revenue of approximately $0.4 million and Gross Profit (loss) of approximately $(0.8) million. In addition, Otonomo’s Adjusted EBITDA for the year ended December 31, 2020 was $(15.6) million. Adjusted EBITDA of $(15.6) million was calculated by taking Otonomo’s nearest comparable GAAP measure, Gross Profit (loss) from operations of $(17.2) million, and subtracting depreciation and amortization expense of $0.1 million and stock-based compensation of $1.4 million.

(3)

Based on its results of operations to date and its best estimates for its financial performance for the remainder of the fiscal year, Otonomo expects that it will achieve the projected 2021 financial results provided in this proxy statement/prospectus in all material respects. Investors are cautioned, however, to not place undue reliance on such expectation for 2021 results. There can be no assurance the projected results for 2021 will be realized or that actual results will not be significantly higher or lower than estimated.

The Otonomo prospective financial information was prepared using several assumptions, including the following assumptions that Otonomo management believed to be material:

•

projected revenue is based on a variety of operational assumptions including, among others, continued development of connected vehicle platforms by the auto industry and other market segments, commercialization timing for new products under development, growth in the number of connected cars sold and product mix, the average selling price per system and resulting sales of systems;

•

projected gross profit is driven by a multitude of factors including, among others, efficiencies gained through increasing volumes of data ingestion and consumption and cost reductions of components (primarily cloud services); and

•

other key assumptions impacting profitability projections including headcount, third party contractors, engineering consulting and excluding costs associated with public company operations and compliance.

In making the foregoing assumptions, which imply a revenue compound annual growth rate of 329% between 2020 and 2025, Otonomo management relied on a number of factors, including:

•	its estimates of market maturity over the projected period;

•	its best estimates of the timing for new product releases and overall product development process;

•	the relevant uses of Otonomo products for different applications and market segments;

•	the historical system usage patterns of Otonomo customers; and

•	third party forecasts for industry growth.

To date, Otonomo has not generated a significant amount of revenue and Otonomo does not expect to generate significant revenue until 2023.

In recent years, Otonomo has focused on building the supply side of its marketplace through 16 OEM agreements, building a platform that securely ingests over 4 billion data points per day from 40 million connected vehicles worldwide. Otonomo has concurrently developed the technology platform that aggregates and normalizes the data from its OEM partners in order to make the data ‘consumption ready’ for various enterprises and data customers across different industries.

Otonomo is currently in the process of increasing its channel partnerships as well as its direct sales force in the U.S., EMEA and APAC that will enable it to further expand its customer base and establish the demand side of its marketplace. Otonomo currently has approximately 100 commercial engagements with potential data customers and a large growing pipeline of new prospects.

The majority of Otonomo’s revenue is expected to be derived from fees charged to data customers on a per use or per data record accessed basis according to the volume and type of data they consume from Otonomo’s marketplace. Otonomo is expanding its offerings to provide additional software modules that offer industry specific functionality on top of the data, including, for example, ready-made modules for fleet management and usage-based insurance telematics. These modules will be provided on a subscription basis and will be particularly attractive to small and medium-sized enterprises and smaller data customers that are not currently served by Otonomo’s channel partners or have their own research and development functions that can develop functionality on top of Otonomo’s data marketplace. Otonomo expects this will drive further addressable market expansion by lowering barriers for customers; therefore, Otonomo projects that approximately 50% of its revenue in 2025 will be derived from its SaaS modules.

Otonomo’s revenue estimates are based upon the expected number of connected vehicles on its platform, the number of data customers (estimated by vertical), estimated transaction volume per customer and average price per transaction.

•

Otonomo assumed the number of connected vehicles on its platform would grow from approximately 40 million in 2020 to 86 million in 2021, 132 million in 2022, 166 million in 2023, 207 million in 2024, and 258 million in 2025. The growth in installed base will, in turn, be driven by an increasing number of OEMs (and, to a lesser extent, service providers) providing data to the platform.

•

The number of data customers was estimated by end market (e.g., insurance, fleets, dealerships, financial services, smart cities and transportation) and by channel (direct, channel and self serve) and was forecasted based on “top-down” analysis with an assumed penetration rate curve by each target vertical.

•

The number of transactions was modeled by considering the growing availability of data on the marketplace, which is a product of the number of vehicles on the platform and the type and volume of cars captured by Otonomo. As more cars become connected, more data per car will be available.

Otonomo also assumed that average pricing per transaction would increase over time as the quality of the data improves and new data insights are determined, specifically from approximately $1.0 in 2020, to $1.0 in 2021, approximately $1.8 in 2022, approximately $2.3 in 2023, approximately $2.6 in 2024, and approximately $2.8 in 2025.

The assumed growth in the installed base is supported by estimates by automotive industry analysts that include SBD Automotive and McKinsey Center for Future Mobility. SBD Automotive’s 2019 Connected Car

Forecast estimates that 95% of new cars sold in the U.S. and 100% of new cars sold in the EU will be connected by 2022 and 2024, respectively. McKinsey’s Monetizing Car Data report published in September 2018 estimated there will be approximately 850 million connected vehicles by 2030. Further, according to a study conducted by McKinsey’s Center for Future Mobility, the growth in connected cars, increase in volume of the data and pricing of the data will lead to increases in the total value of car generated data to between $120 billion and $160 billion by 2025 and to between $250 billion and $400 billion by 2030.

The projected growth in revenue through 2025 assumes Otonomo succeeds in increasing its sales and marketing efforts and deepening OEM relationships. Otonomo intends to engage new customer segments, expand existing customer segments and continue to leverage outbound sales and lead generation activities. Otonomo also intends to bolster its salesforce to target existing markets, including expanding its activity in Asia-Pacific, penetrating new regions such as Latin America, and expanding its segment-dedicated salesforce. To deepen its OEM relationships, Otonomo intends to onboard new vehicles, makes and models. The projected revenue growth also assumes Otonomo will continue to add data providers to further differentiate its platform from others in the market, including through the diversification and deepening of data sources, and that it will continue to develop additional technology products for licensing to both OEMs and service providers in order to diversify its revenue through a mix of marketplace services and software licensing. Otonomo believes that market adoption of its offerings and revenue growth will be dependent upon the growth of Otonomo’s direct sales organization across relevant verticals and geographies as well as the development of its indirect go-to-market model approach. Otonomo has commenced establishing its direct salesforce and expects to rapidly grow the number of sales representatives over the next few years. Furthermore, Otonomo has established partnerships with a number of key industry participants, including LeasePlan, and became a partner of large software vendors, including Salesforce, SAP and Capgemini, and cloud vendors, including Amazon and Microsoft. However, as the development of its direct sales force and its relationships with these industry partners are in relatively early stages of development, Otonomo does not expect to realize the full impact of such development and relationships until 2024 and 2025. Otonomo’s limited operating history and its operation in a rapidly evolving market make it difficult to evaluate future prospects. The projected revenues may not be as accurate as they would be if Otonomo had a longer operating history, had more experience with customers or operated in a more predictable market.

Otonomo assumed that its contracts during the periods for which projections were provided will charge its customers based on the activated cars per year subject to each contract. Otonomo assumed 366,863 activated cars in 2020, 3,045,886 in 2021, 13,762,772 in 2022, 42,880,000 in 2023, 99,831,250 in 2024, and 202,732,500 in 2025. Otonomo assumed that it would recognize $1.07 in revenue per activated car in 2020, $1.02 in 2021, $1.78 in 2022, $2.28 in 2023, $2.64 in 2024 and $2.83 in 2025.

The market for vehicle data is rapidly evolving and highly competitive, with relatively low barriers to entry in some areas. Otonomo’s future success will depend on its ability to maintain its market share by continuing to develop and protect from infringement advanced technology in a timely manner and to stay ahead of existing and new competitors. Otonomo currently faces competition from multiple companies seeking to establish and develop relationships with OEMs and other data providers. Its competitors are also working to advance technology, performance and innovation in their development of new and improved solutions. With the introduction of new services and new market entrants, Otonomo expects competition to intensify in the future. Increased competition may result in pricing pressure and reduced margins and may impede Otonomo’s ability to increase the sales of its products or cause it to lose market share, any of which will adversely affect its business, results of operations and financial condition. In light of its expectations for intensifying competition, Otonomo assumed it would maintain only a modest share of the total addressable market during the periods for which projections were prepared.

In addition, the foregoing assumptions regarding gross profit and Adjusted EBITDA are based on Otonomo management’s plan for continued use of resellers and third-party contract manufacturers as well as Otonomo’s estimate of future operating expenses.

Otonomo estimated its operating expenses based on a review of expenses of comparable publicly traded companies. Otonomo believes these estimates are reasonable because they are consistent with the expenses incurred by comparable publicly traded companies in the vehicle data services sector that have required significant scaling of sales infrastructure and research and development activities. Otonomo assumed that its operating expenses would grow more than 20x during the years 2020-2025, driven predominantly by growth in sales and marketing expenses and research and development expenses as well as in general and administrative expenses.

Research and development expenses consist primarily of personnel-related expenses associated with Otonomo’s research and development and product development teams, including salaries, benefits, bonuses, and share-based compensation. Research and development expenses also include contractor or professional services fees, third-party cloud infrastructure expenses incurred in developing Otonomo’s platform, and computer equipment, software, and subscription services dedicated for use by its research and development and organization. Otonomo estimated that its research and development expenses would grow at a compound annual growth rate of 63% between 2020 and 2025.

Sales and marketing expenses consist primarily of personnel-related expenses associated with Otonomo’s sales and marketing staff, including salaries, benefits, bonuses, share-based compensation and travel. Marketing expenses also include third-party software tools required for marketing automation and consulting and advertising costs. Otonomo estimated that its sales and marketing expenses would grow at a compound annual growth rate of 121% between 2020 and 2025.

General and administrative expenses consist primarily of personnel-related expenses for Otonomo’s finance, legal, human resources, facilities and administrative personnel, including salaries, benefits, bonuses and share-based compensation. General and administrative expenses also include external legal, accounting, bookkeeping and other professional services fees, software and subscription services dedicated for use by Otonomo’s general and administrative functions, and other corporate expenses. General and administrative expenses also include allocated overhead costs. Following the closing of the Business Combination, Otonomo expects to incur additional expenses as a result of becoming a public company, including costs to comply with the rules and regulations applicable to companies listed on a national securities exchange, costs related to compliance and reporting obligations, and increased expenses for insurance, investor relations, and professional services. Otonomo estimated that its general and administrative expenses would grow at a compound annual growth rate of 79% between 2020 and 2025.

Otonomo assumed that its existing cash, cash equivalents, and short-term and long-term investments will be sufficient to support working capital and capital expenditure requirements for at least the next 12 months. Otonomo’s future capital requirements will depend on many factors, including its revenue growth rate, the timing and the amount of cash received from customers, the expansion of sales and marketing activities, the timing and extent of spending to support development efforts, the price at which Otonomo is able to purchase public cloud capacity, expenses associated with its international expansion, the introduction of platform enhancements, and the continuing market adoption of its platform. Such future capital requirements were assumed to be funded by the cash in trust and PIPE proceeds.

Certain Financial Analysis

SWAG’s management primarily relied upon a discounted future valuation methodology based on a comparable company analysis to assess the value that the public markets would likely ascribe to SWAG following a business combination with Otonomo, and this analysis was presented to the SWAG board of directors. The relative valuation analysis was based on selected companies with publicly available information and with businesses similar or adjacent to Otonomo’s business. The selected companies were chosen because they were determined by SWAG’s management to be the most relevant in their particular sector (but, for the avoidance of doubt, each of the selected companies is not necessarily a direct competitor of Otonomo). SWAG management presented data from comparable companies in three subsectors of the technology industry: high-growth enterprise software, high-growth data infrastructure and transaction processors and data marketplaces.

The comparable companies SWAG’s management presented to the SWAG board of directors were:

•	High-growth Enterprise Software Companies:

•	Cerence Inc., a company that builds AI powered virtual assistants for the mobility/transportation market;

•	Cloudflare, Inc., cloud data management company;

•	DocuSign, Inc., an electronic signature company;

•	JFrog Ltd., an Israeli software development platform;

•	Okta, Inc., an enterprise identity management platform;

•	Workday, Inc., an enterprise cloud platform for finance and human resources;

•	Twilio Inc., a cloud communication platform; and

•	Zoom Video Communications, Inc., a videoconferencing service.

•	High Growth Data Infrastructure Companies:

•	Alteryx, Inc., a data analytic process automation company;

•	Datadog, Inc., a cloud data monitoring and analytics platform;

•	Elastic N.V, a data search and processing company;

•	MongoDB, Inc., a database platform;

•	Snowflake Inc., a cloud data management company; and

•	Splunk Inc., a cloud software platform.

•	Transaction Processors and Data Marketplaces:

•	Ayden NV, a Dutch digital payment processing company;

•	Amadeus IT Group, S.A., a technology travel ecosystem company;

•	CoStar Group, Inc., an online analytics and marketplace company for commercial real estate;

•	Equifax Inc., a data analytics company;

•	Square, Inc., an online payment processing and cash transfer company;

•	StoneCo. Ltd., an e-commerce company; and

•	Verisk Analytics, Inc., a data analytics provider.

These companies were selected by SWAG as the companies with publicly available data having businesses with similar end markets, business models, go-to-market strategies, margins and growth rates. While these companies may share certain characteristics that are similar to those of Otonomo, the SWAG board of directors recognized that no company was identical in nature to Otonomo.

Using publicly available information, SWAG’s management reviewed with the SWAG board of directors, among other things, operational and financial metrics of each of the comparable companies on an individual and average basis. The averages of the operational and financial metrics for the selected comparable companies based on data available from Factset as of January 29, 2021 are summarized in the table below:

		High-Growth Enterprise Software		High-Growth Data Infrastructure		Transaction Processors and Data Marketplaces
Operational Metrics	2020-2022E Revenue CAGR(1)	30.6%		25.4%		27.9%
	2022E Gross Margin(1)	77.9%		77.1%		73.4%
	2022E EBITDA Margin(1)	14.2%		12.8%		39.1%
Financial Metrics	Enterprise Value/2022E Revenue(1)	19.3	x	20.0	x	10.6	x
	Enterprise Value/2022E Gross Profit(1)	27.9	x	27.0	x	18.3	x
	Enterprise Value/2022E EBITDA(1,2)	31.4	x	(*)		23.7	x

(*)	Not meaningful.
(1)	Based upon data available as of December 31, 2020 on a trailing twelve months basis.
(2)	Excludes companies with negative EBITDA or over 60x EBITDA.

Of the above metrics, SWAG management presented the SWAG board of directors with the following comparable data for Otonomo based on data received from Otonomo management as of January 29, 2021:

		Otonomo
Operational Metrics	2023E-2025E Revenue CAGR	142.1%
	2025E Gross Margin	60.4%
Financial Metrics	Enterprise Value/2025E Revenue	1.9	x
	Enterprise Value/2025E Gross Profit	3.2	x

In addition, SWAG management presented the SWAG board of directors with a discounted future valuation based on the revenue multiples of the selected comparable companies. In determining its valuation, SWAG management applied the multiple range of 10-12x based on the Transaction Processor and Data Marketplace peers and 17.5-22.5x based on the Enterprise Software peers to Otonomo’s projected 2025 revenues to derive a future firm value. SWAG management then applied a customary 20% discount rate per year over four years to derive a present intrinsic value. In order to reflect the inherent risk in the long term projections SWAG management applied a discount ranging from 65 - 80% to the present intrinsic value analysis in order to determine its valuation of Otonomo, which are customary ranges that have been applied in similar recent SPAC transactions.

The SWAG board of directors viewed Otonomo’s projected revenue compound annual growth rate, projected gross margin, ratio of enterprise value to projected revenue and ratio of enterprise value to projected gross profit as the most relevant financial and operational measures on which to evaluate Otonomo’s performance relative to comparable companies based on Otonomo’s sector and stage of growth. Furthermore, the SWAG board of directors viewed the discounted projected future valuation as the most relevant valuation measure on which to evaluate Otonomo’s value based on their belief that this analysis represents a conservative valuation of a company in Otonomo’s industry and stage of growth.

Satisfaction of 80% Test

It is a requirement under the SWAG Charter and Nasdaq rules that any business acquired by SWAG have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable) at the time of the execution of a definitive agreement for an initial business combination. The balance of the funds in the Trust Account (excluding deferred underwriting commissions and taxes payable) at the time of the execution of the Business Combination Agreement with Otonomo was approximately $172,500,000 and 80% thereof represents approximately $138,000,000. In determining whether the 80% requirement was met, rather than relying on any one factor, SWAG’s board of directors concluded that it was appropriate to base such valuation all of the qualitative factors described in this section and the section of this proxy statement entitled “SWAG’s Board of Directors’ Reasons for the Business Combination and Recommendation of Its Board of Directors” as well as quantitative factors, such as the anticipated implied equity value of the combined company being approximately $1.05 billion with no material debt expected to be outstanding. Based on the qualitative and quantitative information used to approve the Business Combination described herein, SWAG’s board of directors determined that the foregoing 80% fair market value requirement was met. SWAG’s board of directors believes that the financial skills and background of its members qualify it to conclude that the acquisition met the 80% requirement.

Interests of Certain Persons in the Business Combination

In considering the recommendation of SWAG’s board of directors to vote in favor of approval of the Business Combination Proposal and the Charter Proposals stockholders should keep in mind that the Sponsor and SWAG’s directors and executive officers have interests in such proposals that are different from, or in addition to, those of SWAG’s stockholders generally. In particular:

•

If the Business Combination with Otonomo or another business combination is not consummated by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and SWAG’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the SWAG IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $42.9 million based upon the closing price of $9.95 per share on Nasdaq on July 19, 2021. On the other hand, if the Business Combination is consummated, each outstanding share of SWAG Common Stock will be converted into one Otonomo ordinary share subject to adjustment described herein. As a result of the nominal price of $0.006 per share paid by the Sponsor compared to the recent market price of the Class A Stock, the Sponsor and its affiliates are likely to earn a positive rate of return on their investments in the Founder Shares even if holders of Class A Stock experience a negative rate of return on their investments in the Class A Stock.

•

The Sponsor purchased 5,200,000 private placement warrants from SWAG for $1.00 per private warrant. This purchase took place on a private placement basis simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option. All of the proceeds SWAG received from these purchases were placed in the Trust Account. Such private placement warrants had an aggregate market value of $7.5 million based upon the closing price of $1.45 per warrant on Nasdaq on July 19, 2021. The private placement warrants will become worthless if SWAG does not consummate a business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). On the other hand, if the Business Combination is consummated, each outstanding private placement warrant will become exercisable for one Otonomo ordinary share for $11.50 per share, subject to adjustment as described herein.

•

If SWAG is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SWAG for services rendered or contracted for or products sold to SWAG. If SWAG consummates a business combination, on the other hand, SWAG will be liable for all such claims.

•

The Sponsor and SWAG’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on SWAG’s behalf, such as identifying and investigating possible business targets and business combinations. However, if SWAG fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, SWAG may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter). As of the record date, the Sponsor and SWAG’s officers and directors and their affiliates had incurred no unpaid reimbursable expenses.

•

The Business Combination Agreement provides for the continued indemnification of SWAG’s current directors and officers and the continuation of directors and officers liability insurance covering SWAG’s current directors and officers.

•

SWAG’s Sponsor, officers and directors (or their affiliates) may make loans from time to time to SWAG to fund certain capital requirements. On June 16, 2020, the Sponsor agreed to loan SWAG an aggregate of up to $300,000 to cover expenses related to the SWAG IPO pursuant to a promissory note that was repaid in full on September 22, 2020. Additional loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to SWAG outside of the Trust Account.

•

Jonathan Huberman will be a member of the board of directors of Otonomo following the closing of the Business Combination and, therefore, in the future Mr. Huberman will receive any cash fees, stock options or stock awards that Otonomo’s board of directors determines to pay to its non-executive directors.

Anticipated Accounting Treatment

The Transaction is comprised of a series of transactions pursuant to the Business Combination Agreement, as described elsewhere in this proxy statement/prospectus. For accounting purposes, the Transaction will be effectuated by three main steps:

1.	The exchange of shares held by Otonomo shareholders, which is accounted for as a recapitalization in accordance with US GAAP.

2.

The merger of SWAG with Merger Sub, which is not within the scope of ASC 805 (“Business Combinations”) because SWAG does not meet the definition of a business in accordance with ASC 805. Any difference between the fair value of Otonomo ordinary shares issued and the fair value of SWAG’s identifiable net assets should be recorded as additional paid-in capital. For purposes of the unaudited pro forma condensed combined financial information, it is assumed that the fair value of each individual Otonomo ordinary share issued to SWAG stockholders is equal to the fair value of each individual Otonomo shareholder resulting from the $1,050.0 million equity value assigned to Otonomo in the Business Combination Agreement.

3.

The Subscription Agreements related to the PIPE, which were executed concurrently with the Business Combination Agreement, will result in the issuance of Otonomo ordinary shares, leading to an increase in share capital and share premium.

Regulatory Matters

The Business Combination is not subject to any federal or state regulatory requirement or approval, except for filings with the State of Delaware necessary to effectuate the Business Combination.

Vote Required for Approval

The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the votes cast by the then outstanding shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have no effect on the Business Combination Proposal. Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder and, consequently, broker non-votes will have no effect on the Business Combination Proposal. The Transactions will not be consummated if SWAG has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act) either immediately prior to or upon consummation of the Transactions.

The approval of the Business Combination Proposal is a condition to the consummation of the Transactions. If the Business Combination Proposal is not approved, the other proposals (except an Adjournment Proposal, as described below) will not be presented to the SWAG stockholders for a vote.

Resolution

“RESOLVED, as an ordinary resolution, that SWAG’s entry into the Business Combination Agreement, dated as of January 31, 2021, by and among SWAG, Otonomo, and Merger Sub, a Delaware corporation and wholly owned subsidiary of Otonomo, a copy of which is attached to this proxy statement/prospectus as Annex A, pursuant to which, among other things, the merger of Merger Sub with and into SWAG, with SWAG surviving the merger as a wholly owned subsidiary of Otonomo, in accordance with the terms and subject to the conditions of the Business Combination Agreement, be approved, ratified and confirmed in all respects.”

Recommendation of SWAG’s Board of Directors

SWAG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SWAG STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

No Appraisal Rights

Under Section 262 of the General Corporation Law of the State of Delaware, the holders of SWAG Common Stock will not have appraisal rights in connection with the Business Combination.

Resale of Otonomo Ordinary Shares

The Otonomo ordinary shares to be issued in connection with the Business Combination will be freely transferable under the Securities Act except for shares issued to any shareholder who may be deemed for purposes of Rule 144 under the Securities Act an “affiliate” of SWAG immediately prior to the Effective Time or an “affiliate” of Otonomo following the Business Combination. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control with, Otonomo or SWAG (as appropriate) and may include the executive officers, directors and significant shareholders of Otonomo or SWAG (as appropriate).

Stock Exchange Listing of Otonomo Ordinary Shares

Otonomo will use commercially reasonable efforts to cause, prior to the Effective Time, the Otonomo ordinary shares and warrants issuable pursuant to the Business Combination Agreement to be approved for listing on Nasdaq under the symbols “OTMO” and “OTMOW,” respectively, subject to official notice of issuance. Approval of the listing on Nasdaq of the Otonomo ordinary shares and warrants (subject to official notice of issuance) is a condition to each party’s obligation to complete the Business Combination.

Delisting and Deregistration of SWAG Common Stock

If the Business Combination is completed, shares of Class A Stock, SWAG warrants and SWAG’s units will be delisted from Nasdaq and will be deregistered under the Exchange Act.

Combined Company Status as a Foreign Private Issuer under the Exchange Act

Otonomo expects to remain a “foreign private issuer” (under SEC rules). Consequently, upon consummation of the Business Combination, the combined company will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. The combined company will be required to file its annual report on Form 20-F for the year ending December 31, 2021 with the SEC by April 30, 2022. In addition, the combined company will furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by the combined company in Israel or that is distributed or required to be distributed by the combined company to its shareholders.

Based on its foreign private issuer status, the combined company will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. company whose securities are registered under the Exchange Act. The combined company will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, the combined company officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of the Otonomo ordinary shares.

Given the substantial number of Otonomo ordinary shares that Otonomo will issue in the Business Combination to SWAG stockholders who are U.S. residents and the prospective, increased U.S.-oriented profile of the combined company’s officers and directors, assets and business administration, it is possible that the combined company will lose its status as a foreign private issuer after the Business Combination, potentially as soon as January 1, 2022. If that happens the combined company will no longer be exempt from such rules and, among other things, will be required to file quarterly reports on Form 10-Q containing interim financial statements as if it were a company incorporated in the United States, as well as annual reports on Form 10-K. The combined company’s qualification for foreign private issuer status will be tested again as of June 30, 2021, (the final business day of the second fiscal quarter in 2021) to determine whether the combined company will instead be subject to the reporting requirements applicable to U.S. companies registered under the Exchange Act beginning at the start of 2022. If it no longer meets the definition of a “foreign private issuer” as of that test date, the combined company will begin to be required to file a quarterly report on Form 10-Q for the quarter ending March 31, 2022, and will be required to continue to file quarterly reports with the SEC thereafter.

Despite its initial exemption due to its foreign private issuer status, Otonomo, and following the consummation of the Business Combination, the combined company, nevertheless expects to issue interim quarterly financial information publicly and to furnish it to the SEC on Form 6-K.

Combined Company Status as an Emerging Growth Company under U.S. Federal Securities Laws and Related Implications

Each of SWAG and Otonomo is, and consequently, following the Business Combination, the combined company will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, the combined company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the combined company’s securities less attractive as a result, there may be a less active trading market for the combined company’s securities and the prices of the combined company’s securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The combined company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the combined company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the combined company’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

The combined company will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the combined company’s initial public offering, (b) in which the combined company’s has total annual gross revenue of at least $1.07 billion, or (c) in which the combined company is deemed to be a large accelerated filer, which means the market value of the combined company’s common equity that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which the combined company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

PROPOSAL TWO—THE CHARTER PROPOSALS

The Charter Proposals, if approved, will approve the following material differences between the SWAG Charter and Otonomo Articles to be in effect following the Business Combination:

•	the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”;

•	the Otonomo Articles provide for one class of ordinary shares as opposed to the two classes of SWAG Common Stock provided for in the SWAG Charter;

•	Otonomo’s corporate existence is perpetual as opposed to SWAG’s corporate existence terminating if a business combination is not consummated within a specified period of time; and

•	the Otonomo Articles do not include the various provisions applicable only to special purpose acquisition corporations that the SWAG Charter contains.

In the judgment of SWAG’s board of directors, the Charter Proposals are desirable for the following reasons:

•	the name of the new public entity is desirable to reflect the Business Combination and the combined business going forward;

•

the single class of ordinary shares is desirable because all shares of Class B Stock will be exchanged for Otonomo ordinary shares upon the closing of the Business Combination and because it will allow Otonomo to have a streamlined capital structure; and

•

the provisions that relate to the operation of SWAG as a blank check company prior to the consummation of its initial business combination would not be applicable after the Business Combination (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time).

For a comparison of the SWAG Charter and Otonomo Articles, see “Comparison of Rights of Otonomo Shareholders and SWAG Stockholders.”

Under the Business Combination Agreement, the approval of the Charter Proposals is a condition to the adoption of the Business Combination Proposal and vice versa. Accordingly, if the Business Combination Proposal is not approved, the Charter Proposals will not be presented at the special meeting.

A copy of the Otonomo Articles, as will be in effect assuming approval of all of the Charter Proposals and upon consummation of the Transactions, is attached to this proxy statement/prospectus as Exhibit G to Annex A.

Required Vote

The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding SWAG Common Stock. Abstentions will have the same effect as a vote “against” the Charter Proposals. The Charter Proposal to approve “Otonomo Technologies Ltd.” as the name of the new public entity is a routine proposal and, accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. Consequently, there should be no broker non-votes with respect to such proposal. Each other Charter Proposal is considered a non-routine proposal, and, accordingly, brokers are not entitled to vote on those proposals without receiving voting instructions, and broker non-votes will have the same effect as a vote “against” each such proposal.

Recommendation

SWAG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SWAG STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE CHARTER PROPOSALS.

PROPOSAL THREE—THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow SWAG’s board of directors to adjourn the special meeting to a later date or dates, if necessary. In no event will SWAG solicit proxies to adjourn the special meeting or consummate the Transactions beyond the date by which it may properly do so under the SWAG Charter and Delaware law. The purpose of the Adjournment Proposal is to provide more time to meet the requirements that are necessary to consummate the Transactions. See the section titled “Proposal One—The Business Combination Proposal — Interests of Certain Persons in the Transactions.”

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented to the meeting and is not approved by the stockholders, SWAG’s board of directors may not be able to adjourn the special meeting to a later date or dates. In such event, the Transactions would not be completed.

Required Vote

The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of SWAG Common Stock present and entitled to vote at the special meeting. Abstentions will have the same effect as a vote “against” on the Adjournment Proposal. Broker non-votes will have no effect on the Adjournment Proposal.

Recommendation

SWAG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SWAG STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

THE BUSINESS COMBINATION AGREEMENT

For a discussion of the Business Combination structure and merger consideration provisions of the Business Combination Agreement, see the section entitled “Proposal One – The Business Combination Agreement Proposal.” Such discussion and the following summary of other material provisions of the Business Combination Agreement is qualified by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. All SWAG stockholders are encouraged to read the Business Combination Agreement in its entirety for a more complete description of the terms and conditions of the Business Combination.

The Business Combination Agreement summary below is included in this proxy statement/prospectus only to provide you with information regarding the terms and conditions of the Business Combination Agreement and not to provide any other factual information regarding SWAG, Otonomo or their respective businesses. Accordingly, the representations and warranties and other provisions of the Business Combination Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement/prospectus.

Closing and Effective Time of the Transactions

The Closing will take place as promptly as reasonably practicable, but in no event later than the third business day following the satisfaction of the conditions set forth in the Business Combination Agreement (the “Closing Date”) and summarized below under the subsection entitled “The Business Combination Agreement—Conditions to Closing of the Transactions,” unless SWAG and Otonomo agree in writing to another time or unless the Business Combination Agreement is terminated pursuant to its terms. The Transactions are expected to be consummated promptly after the special meeting of SWAG’s stockholders described in this proxy statement/prospectus.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of SWAG relating, among other things, to:

•	corporate organization and qualification;

•	the authorization, delivery and enforceability of the Business Combination Agreement and the Ancillary Documents;

•	governmental approvals and no conflicts;

•	brokers’ fees;

•	information supplied;

•	capitalization;

•	SEC filings;

•	Trust Account;

•	indebtedness;

•	transactions with affiliates;

•	litigation and proceedings;

•	compliance with laws;

•	business activities;

•	internal controls;

•	Nasdaq listing;

•	financial statements;

•	absence of undisclosed liabilities;

•	taxes;

•	material contracts;

•	absence of certain changes;

•	employee benefits;

•	Sponsor Letter Agreement;

•	Investment Company Act;

•	charter provisions;

•	anti-corruption compliance;

•	non-Israeli residency; and

•	independent investigation and absence of outside reliance.

The Business Combination Agreement contains representations and warranties of Otonomo relating, among other things, to:

•	organization and qualification;

•	capitalization;

•	the authorization, delivery and enforceability of the Business Combination Agreement and the Ancillary Documents;

•	financial statements;

•	internal controls;

•	absence of undisclosed liabilities;

•	governmental approvals and no conflicts;

•	permits;

•	material contracts;

•	absence of certain changes;

•	litigation and proceedings;

•	compliance with laws;

•	employee benefits;

•	environmental matters;

•	intellectual property;

•	privacy;

•	labor matters;

•	insurance;

•	taxes;

•	brokers’ fees;

•	real and personal property;

•	transactions with affiliates;

•	anti-corruption compliance;

•	PIPE Investment;

•	information supplied; and

•	independent investigation and absence of outside reliance.

Covenants

The parties have each agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by the Business Combination Agreement. SWAG and Otonomo have each also agreed to use commercially reasonable efforts to conduct and operate their respective businesses in the ordinary course in all material respects through the earlier of the Closing or the valid termination of the Business Combination Agreement pursuant to its terms.

SWAG and Otonomo have agreed that, unless otherwise required or permitted under the Business Combination Agreement, and subject to certain disclosed exceptions, neither Otonomo nor its subsidiaries will take the following actions during the interim period from the date of the Business Combination Agreement through the earlier of the Closing or the valid termination of the Business Combination Agreement pursuant to its terms, among others, except as consented to in writing by SWAG (such consent, not to be unreasonably withheld, conditioned or delayed):

•

declare, set aside, make or pay a dividend on, or make any other distribution or payment (whether in cash, stock or property) in respect of, any equity securities of Otonomo or its subsidiaries or repurchase, redeem or otherwise acquire, offer to repurchase, redeem or otherwise acquire, any outstanding equity securities of Otonomo or its subsidiaries, other than (x) dividends or distributions, declared, set aside or paid by any of Otonomo’s subsidiaries to Otonomo or any subsidiary that is, directly or indirectly, wholly owned by Otonomo and (y) any dividends or distributions required under the governing documents of any joint venture of any subsidiaries of Otonomo;

•

(A) merge, consolidate, combine or amalgamate Otonomo or any of its subsidiaries with any person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any equity security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof, other than such acquisitions and purchases that would not require financial statements of the acquired business to be included in this proxy statement/prospectus pursuant to Rule 3-05 of Regulation S-X under the Securities Act;

•	adopt any amendments, supplements, restatements or modifications to Otonomo’s or any of its subsidiaries’ governing documents;

•

transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a lien, (A) any equity securities of Otonomo or any of its subsidiaries or (B) any options, restricted stock, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating Otonomo or any of its subsidiaries to issue, deliver or sell any equity securities of Otonomo or any of its subsidiaries, other than the issuance of shares of capital stock of Otonomo upon the exercise of any Company Equity Award outstanding on the date of the Business Combination Agreement in accordance with the terms of the applicable Company Equity Plan and the underlying grant, award or similar agreement;

•

incur, create or assume any indebtedness in excess of $500,000, other than (x) ordinary course trade payables, (y) between Otonomo and any of its wholly owned subsidiaries or between any of such wholly owned subsidiaries or (z) in connection with borrowings, extensions of credit and other financial accommodations under Otonomo’s and its subsidiaries’ existing credit facilities, notes and other existing indebtedness and, in each case, any refinancings thereof;

•

make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any person, other than (A) intercompany loans or capital contributions between Otonomo and any of its wholly owned subsidiaries, (B) the reimbursement of expenses of employees in the ordinary course of business and consistent with past practice, (C) prepayments and deposits paid to suppliers of Otonomo or its subsidiaries in the ordinary course of business, (D) trade credit extended to customers of Otonomo or its subsidiaries in the ordinary course of business and (E) advances to wholly owned subsidiaries of Otonomo;

•

except (x) as required under the existing terms of any Employee Benefit Plan of Otonomo or its subsidiaries or (y) as required by any applicable law (A) amend, modify, adopt, enter into or terminate any material employee benefit plan of Otonomo or its subsidiaries or any other material benefit or compensation plan, policy, program, agreement, trust, fund or contract that would be an employee benefit plan if in effect as of the date of the Business Combination Agreement, (B) increase or decrease the compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of Otonomo or its subsidiaries, (C) accelerate, by any action or omission of any Group Company, any payment, right to payment, vesting or benefit, or the funding of any payment, right to payment, vesting or benefit, payable or to become payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of Otonomo or its subsidiaries or (D) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure or other restrictive covenant obligation of any current or former director, manager, officer, employee, individual independent contractor or other service provider of Otonomo or its subsidiaries;

•

(i) modify, extend, terminate, negotiate, or enter into any collective bargaining agreement or (ii) recognize or certify any labor union, works council, or other labor organization or group of employees of the Group Companies as the bargaining representative for any employees of Otonomo or its subsidiaries;

•	hire, engage, terminate (without cause), furlough, or temporarily lay off any employee or independent contractor with annual target compensation in excess of $200,000;

•

implement or announce any closings, employee layoffs, furloughs, reductions-in-force, reduction in terms and conditions of employment, or other personnel actions that could implicate the Worker Adjustment and Retraining Notification Act;

•

make, change or revoke any election concerning taxes (including, for the avoidance of doubt, making any U.S. federal income tax entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) with respect to Otonomo or its subsidiaries not otherwise contemplated by the Business Combination Agreement), change or otherwise modify any method of accounting as such relates to taxes, amend any income or other material tax return, surrender any right to claim a refund of income or other material taxes, enter into any tax closing agreement, settle any tax claim or assessment, change its jurisdiction of tax residence, or consent to any extension or waiver of the limitation period applicable to or relating to any tax claim or assessment;

•

enter into any settlement, conciliation or similar contract outside of the ordinary course of business the performance of which would involve the payment by Otonomo or its subsidiaries in excess of $500,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on Otonomo or its subsidiaries (or SWAG or any of its affiliates after the Closing);

•

authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving Otonomo or its subsidiaries;

•	change Otonomo’s or its subsidiaries’ methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

•

enter into any contract with any broker, finder, investment banker or other person under which such person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement;

•

except for entries, modifications, amendments, waivers, terminations or non-renewals in the ordinary course of business, enter into, materially modify, materially amend, waive any material right under, terminate (excluding any expiration in accordance with its terms) or fail to renew, any material contract (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such material contract pursuant to its terms) or any real property lease;

•	fail to maintain the leased real property in substantially the same condition as of the date of the Business Combination Agreement, other than ordinary wear and tear, casualty and condemnation;

•	abandon, sell, assign, or exclusively license any material company owned intellectual property to any person (other than in the ordinary course of business);

•	sell, lease, license, encumber or otherwise dispose of any properties or assets except for the sale, lease, license, or disposition in the ordinary course of business;

•	close any facility or discontinue any material line of business or material business operations;

•

(y) suffer any lien on or transfer, let lapse, abandon or dispose of any material company owned intellectual property or (z) license any company owned intellectual property, except for non-exclusive licenses granted in the ordinary course of business; or

•	enter into any contract to take, or cause to be taken, any of the foregoing actions.

SWAG and Otonomo have agreed that, unless otherwise required or permitted under the Business Combination Agreement, and subject to certain disclosed exceptions, SWAG will not take the following actions during the interim period from the date of the Business Combination Agreement through the earlier of the Closing or the valid termination of the Business Combination Agreement pursuant to its terms, among others, except as consented to in writing by Otonomo (such consent not to be unreasonably withheld, conditioned or delayed):

•

adopt any amendments, supplements, restatements or modifications to the Existing Warrant Agreement, the investment management trust agreement dated as of September 14, 2020 between SWAG and Continental or the governing documents of SWAG;

•

declare, set aside, make or pay a dividend on, or make any other distribution or payment (whether in cash, stock or property) in respect of, any equity securities of SWAG or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding equity securities of SWAG;

•

(A) merge, consolidate, combine or amalgamate SWAG with any person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any equity security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof;

•	split, combine or reclassify any of its capital stock or other equity securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;

•	incur, create, assume, refinance, guarantee or otherwise become liable for (whether directly, contingently, or otherwise) any indebtedness or other liability;

•	make any loans or advances to, or capital contributions to, or guarantees for the benefit of, or any investment in, any other person, other than to, of, or in, SWAG;

•	issue any equity securities of SWAG or grant any additional options, warrants or stock appreciation rights with respect to equity securities of the foregoing of SWAG;

•

enter into, renew, modify or revise any SWAG related-party transaction (or any contract or agreement that if entered into prior to the execution and delivery of the Business Combination Agreement would be a SWAG related-party transaction);

•

engage in any activities or business, other than activities or business (i) in connection with or incident or related to SWAG’s incorporation or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, the Business Combination Agreement, any Ancillary Document, the performance of covenants or agreements thereunder or the consummation of the Transactions or (iii) those that are administrative or ministerial, in each case, which are immaterial in nature

•

make, change or revoke any election concerning taxes (including, for the avoidance of doubt, making any U.S. federal income tax entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) with respect to SWAG not otherwise contemplated by the Business Combination Agreement), change or otherwise modify any method of accounting as such relates to taxes, amend any income or other material tax return, surrender any right to claim a refund of income or other material taxes, enter into any tax closing agreement, settle any tax claim or assessment, change its jurisdiction of tax residence, or consent to any extension or waiver of the limitation period applicable to or relating to any tax claim or assessment;

•

enter into any settlement, conciliation or similar contract that would require any payment from the Trust Account or that would impose non-monetary obligations on SWAG (or Otonomo or any of its subsidiaries after the Closing);

•

authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving SWAG;

•	change SWAG’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

•

enter into any contract with any broker, finder, investment banker or other person under which such person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement;

•

except for entries, modifications, amendments, waivers, terminations or non-renewals in the ordinary course of business, enter into, materially modify, materially amend, waive any material right under, terminate (excluding any expiration in accordance with its terms) or fail to renew, any material contract (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such material contract pursuant to its terms);

•

enter into or adopt any SWAG benefit plan or any benefit or compensation plan, policy, program or arrangement that would be a SWAG benefit plan if in effect as of the date of the Business Combination Agreement; or

•	enter into any contract to take, or cause to be taken, any of the foregoing actions.

The Business Combination Agreement also contains additional covenants of the parties, including, among other things:

•

notifying the other party in writing promptly after learning of any shareholder demands or other shareholder proceedings relating to the Business Combination Agreement, any Ancillary Document or any matters relating thereto and reasonably cooperate with one another in connection therewith;

•	keeping certain information confidential in accordance with the existing non-disclosure agreements; and

•	making relevant public announcements.

In addition, SWAG and Otonomo agreed that SWAG and Otonomo will prepare and mutually agree upon and Otonomo will file with the SEC, this registration statement/proxy statement on Form F-4 relating to the Business Combination.

Conditions to Closing of the Transactions

Conditions to Each Party’s Obligations

The respective obligations of each party to the Business Combination Agreement to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver, if permitted by applicable law, in writing by the party for whose benefit such condition exists, of the following conditions:

•	there shall not have been entered, enacted or promulgated any law or order enjoining or prohibiting the consummation of the Transactions;

•

this registration statement/proxy statement becoming effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of this proxy statement/prospectus being issued by the SEC and remaining in effect with respect to this proxy statement/prospectus, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending;

•	the receipt of the required approval by the preferred shareholders of Otonomo and the required approval by the ordinary and preferred shareholders of Otonomo;

•

the approval of the Business Combination by the affirmative vote of the holders of the requisite number of SWAG Common Stock being obtained in accordance with SWAG’s governing documents and applicable law;

•

after giving effect to the transactions contemplated by the Business Combination Agreement (including the PIPE), SWAG having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after SWAG’s public shareholders had their outstanding SWAG shares redeemed for the consideration and on the terms and subject to the conditions and limitations, set forth in SWAG’s governing documents and the trust agreement;

•

Otonomo’s initial listing application with Nasdaq in connection with the Transactions having been approved and Otonomo not having received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time of the Business Combination and Otonomo’s shares (including, for the avoidance of doubt, the Otonomo ordinary shares to be issued pursuant to the Business Combination) having been approved for listing on Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders; and

•	each Ancillary Document (other than the Subscription Agreements and the Share Purchase Agreement) having been executed and delivered by the parties thereto and being in full force and effect.

Other Conditions to the Obligations of SWAG

The obligations of SWAG to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver, if permitted by applicable law, waiver by SWAG of the following further conditions:

•	certain representations and warranties of Otonomo regarding the organization of Otonomo and its subsidiaries, the capitalization of Otonomo’s subsidiaries, the authority of Otonomo to, among other things, execute and deliver the Business Combination Agreement and each of the Ancillary Documents to which it is or will be a party and to consummate the transactions contemplated thereby, the absence of certain changes and brokers’ fees being true and correct (without giving effect to any limitation of “materiality” or “Otonomo Material Adverse Effect” or any similar limitation set forth in the Business Combination Agreement) in all material respects as of the Closing Date as if made at and as of such date (or, if given as of an earlier date, as of such earlier date);

•

the representations and warranties set forth in Section 3.2 of the Business Combination Agreement regarding the capitalization of Otonomo being true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date (or, if given as of an earlier date, as of such earlier date);

•

the other representations and warranties of Otonomo set forth in Article III of the Business Combination Agreement being true and correct (without giving effect to any limitation as to “materiality” or “Otonomo Material Adverse Effect” or any similar limitation set forth in the Business Combination Agreement) in all respects as of the Closing Date (or, if given as of an earlier date, as of such earlier date, in which case such representation and warranty shall be true and correct in all respects), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause an Otonomo Material Adverse Effect;

•

Otonomo having performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it under the Business Combination Agreement prior to the Closing;

•	since the date of the Business Combination Agreement, no Otonomo Material Adverse Effect has occurred that is continuing;

•

SWAG having received a certificate executed by an authorized officer of Otonomo confirming that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) of the Business Combination Agreement have been satisfied;

•

SWAG having received a certificate of the secretary or equivalent officer of each of the Company and Merger Sub certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors or equivalent body of each of the Company and Merger Sub authorizing the execution, delivery, and performance of the Business Combination Agreement and the Transactions, and that all such resolutions are in full force and effect and are all of the resolutions adopted in connection with the Transactions; and

•	the Otonomo board of directors consisting of the number of directors, and being comprised of the individuals, determined pursuant to the Business Combination Agreement.

Other Conditions to the Obligations of the Otonomo Parties

The obligations of each of Otonomo and Merger Sub (together, the “Otonomo Parties”) to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver, if permitted by applicable law, by the Otonomo Parties of the following further conditions:

•

certain representations and warranties regarding the organization and qualification of SWAG, the authority of SWAG to, among other things, execute and deliver the Business Combination Agreement and each of the Ancillary Documents to which it is or will be a party and to consummate the transactions contemplated thereby, brokers’ fees and the absence of certain changes being true and correct, in all material respects as of the Closing Date, as though made on and as of the Closing Date (or, if given as of an earlier date, as of such earlier date);

•

the representations and warranties set forth in Section 4.6 of the Business Combination Agreement regarding the capitalization of SWAG being true and correct in all respects, (except for de minimis inaccuracies) as of the Closing Date (or, if given as of an earlier date, as of such earlier date);

•

the other representations and warranties of SWAG set forth in Article IV of the Business Combination Agreement being true and correct (without giving effect to any limitation of “materiality” or “material adverse effect” or any similar limitation set forth in the Business Combination Agreement) in all respects as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct in all respects, taken as a whole, does not cause a material adverse effect;

•	SWAG having performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Business Combination Agreement;

•	the Aggregate Transaction Proceeds being equal to or greater than $150,000,000;

•	Otonomo having received resignations of all of the directors and officers of SWAG, effective as of or prior to the Closing;

•

Otonomo having received a certificate of the secretary or equivalent officer of SWAG certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of SWAG authorizing the execution, delivery, and performance of the Business Combination Agreement and the Transactions, and that all such resolutions are in full force and effect and are all of the resolutions of the board of directors of SWAG adopted in connection with the Transactions; and

•

Otonomo having received a certificate executed by an authorized officer of SWAG confirming that the conditions set forth in Section 6.3(a) and Section 6.3(b) of the Business Combination Agreement have been satisfied.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, the following:

•	by the mutual written consent of SWAG and Otonomo;

•

by SWAG, subject to certain exceptions, if any of the representations or warranties made by either Otonomo Party are not true and correct or if either Otonomo Party fails to perform any of their respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of SWAG as described in the section entitled “The Business Combination Agreement—Conditions to Closing of the Transactions” above could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof, and (ii) July 31, 2021 (the “Termination Date”); provided, however, SWAG is not then in breach of the Business Combination Agreement so as to prevent such condition to Closing from being satisfied;

•

by Otonomo, subject to certain exceptions, if any of the representations or warranties made by SWAG are not true and correct or if SWAG fails to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of Otonomo, as described in the section entitled “The Business Combination Agreement—Conditions to Closing of the Transactions” above could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof, and (ii) the Termination Date; provided, however, Otonomo is not then in breach of the Business Combination Agreement so as to prevent such condition to Closing from being satisfied;

•	by either SWAG or Otonomo if the transactions contemplated by the Business Combination Agreement are not consummated on or prior to the Termination Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement or a Supporting Otonomo Shareholder’s breach of its covenants or obligations under a Support Agreement shall have proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement on or before the Termination Date;

•	by either SWAG or Otonomo:

•

if any governmental entity shall have issued an order, promulgated a law or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; provided, however, that (i) the right to terminate the Business Combination Agreement pursuant to such provision shall not be available to SWAG if (A) SWAG’s failure to fulfill any obligation under the Business Combination Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date or (B) SWAG is in material breach of its obligations under the Business Combination Agreement on such date and (ii) the right to terminate the Business Combination Agreement pursuant to such provision shall not be available to Otonomo if (A) an Otonomo Party’s failure to fulfill any obligation under the Business Combination Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on before such date or (B) Otonomo is in material breach of its obligations under Business Combination Agreement on such date;

•	if the approval of the Business Combination is not obtained at the SWAG special meeting (including any adjournment thereof); or

•

by Otonomo if, prior to obtaining the required approval by the stockholders of SWAG (the “SWAG Stockholder Approval”), the SWAG board of directors shall have made a change in recommendation or shall have failed to include the SWAG board of directors recommendation in this proxy statement/prospectus.

Fees and Expenses

The fees and expenses incurred in connection with the Business Combination Agreement and the Ancillary Documents, and the Transactions, including the fees and disbursements of counsel, financial advisors and accountants, will be paid by the party incurring such fees or expenses; provided that (i) if the Business Combination Agreement is terminated in accordance with its terms, Otonomo shall pay, or cause to be paid, all unpaid Otonomo expenses and SWAG shall pay, or cause to be paid, all unpaid SWAG expenses and (ii) if the Closing occurs, then Otonomo shall pay, or cause to be paid, all unpaid Otonomo expenses and all unpaid SWAG expenses.

Amendments

The Business Combination Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the parties thereto in the same manner as the Business Combination Agreement and which makes reference to the Business Combination Agreement.

Governing Law

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to the Business Combination Agreement or the Transactions, is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

AGREEMENTS ENTERED INTO IN CONNECTION WITH THE BUSINESS COMBINATION AGREEMENT

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, Otonomo entered into the Subscription Agreements with certain parties subscribing for Otonomo ordinary shares, pursuant to which the PIPE Investors have agreed to purchase, and Otonomo has agreed to sell the PIPE Investors, an aggregate of 14,250,000 Otonomo ordinary shares at a purchase price of $10.00 per share, for an aggregate purchase price of $142,500,000, which price per share and aggregate purchase price assume that Otonomo has effected the Stock Split prior to the Effective Time. The obligations to consummate the transactions contemplated by the Subscription Agreements are conditioned upon, among other things, the consummation of the transactions contemplated by the Business Combination Agreement.

The Subscription Agreements provide for the sale of Otonomo ordinary shares rather than shares of SWAG Class A Stock because the issued and outstanding shares of Class A Stock will be exchanged for Otonomo ordinary shares at the closing of the Business Combination. There are important differences between the rights of holders of shares of Class A Stock and holders of Otonomo ordinary shares. See “Comparison of Rights of Otonomo Shareholders and SWAG Stockholders” for a discussion of the different rights associated with holding Otonomo securities. In addition, the Class A Stock was originally sold in the SWAG IPO as a component of the SWAG units for $10.00 per unit. The SWAG units consist of one share of Class A Stock and one-half of one SWAG warrant. As of July 19, 2021, the closing price on Nasdaq of the SWAG units was $10.56 per unit and the closing price of the Class A Stock was $9.96 per share. The purchase price of $10.00 per ordinary share to the PIPE Investors reflects the expected price of the Otonomo ordinary shares after giving effect to the Stock Split. None of the Sponsor or SWAG’s officers, directors or their affiliates is a PIPE Investor.

The Subscription Agreements provide that Otonomo is required to file with the SEC, within twenty (20) business days after the Closing, a registration statement registering the resale of the shares of Otonomo ordinary shares to be issued to any such investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the SEC notifies Otonomo that it will “review” such registration statement) following the earlier of (A) the filing of the registration statement and (B) the Subscription Filing Deadline and (ii) the 10th business day after the date Otonomo is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Share Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, Otonomo and the Selling Shareholders entered into the Share Purchase Agreement with the Secondary PIPE Investors, pursuant to which the Secondary PIPE Investors have agreed to purchase, and the Selling Shareholders have agreed to sell to the Secondary PIPE Investors, an aggregate of 3,000,000 Otonomo ordinary shares at a purchase price of $10.00 per share, for an aggregate purchase price of $30,000,000, which price per share and aggregate purchase price assume that Otonomo has effected the Stock Split prior to the Effective Time. The obligations to consummate the transactions contemplated by the Share Purchase Agreement are conditioned upon, among other things, the consummation of the transactions contemplated by the Business Combination Agreement.

The Share Purchase Agreement provides that Otonomo is required to file with the SEC, before the Subscription Filing Deadline, a registration statement registering the resale of the shares of Otonomo ordinary shares to be purchased by any such investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the SEC notifies Otonomo that it will “review” such registration statement) following the earlier of (A) the filing of the registration statement and (B) the Subscription Purchase Filing Deadline and (ii) the 10th business day after the date Otonomo is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Support Agreements

Concurrently with the execution of the Business Combination Agreement, Otonomo and SWAG entered into the Support Agreements with the Supporting Otonomo Shareholders that collectively hold Otonomo ordinary shares and Otonomo preferred shares representing the majority of the voting power of the Otonomo ordinary shares and the Otonomo preferred shares, on an as-converted basis, and a majority of the voting power of the Otonomo preferred shares. Each Support Agreement provides, among other things, that each Supporting Otonomo Shareholder will (i) vote all Otonomo ordinary shares and Otonomo preferred shares beneficially owned by them in favor of the Business Combination and each other proposal related to the Business Combination on the agenda at the meeting of Otonomo shareholders called to approve the Business Combination, (ii) appear at such shareholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Transactions and (iv) not transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Otonomo, certain equityholders of SWAG and certain equityholders of Otonomo, entered into the Registration Rights Agreement, pursuant to which Otonomo agreed to file a shelf registration statement with respect to the registrable securities defined therein within twenty (20) business days of the Closing. Pursuant to the Registration Rights Agreement, certain Otonomo equityholders of registrable securities may collectively request to sell all or any portion of their registrable securities in an underwritten offering up to four times in any 12-month period and certain former SWAG holders of registrable securities may collectively request to sell all or any portion of their registrable securities in an underwritten offering up to two times in any 12-month period, in each case, so long as the total offering price is reasonably expected to exceed $25,000,000; provided, however, that such Otonomo equityholders and such former SWAG holders may not collectively request more than two underwritten shelf takedowns in any 12-month period. Otonomo also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that Otonomo will pay certain expenses relating to such registrations and indemnify the shareholders against certain liabilities.

Confidentiality and Lockup Agreement

Concurrently with the execution of the Business Combination Agreement, certain equityholders of Otonomo and certain equityholders of SWAG entered into a Confidentiality and Lockup Agreement. Pursuant to the Confidentiality and Lockup Agreement, the shareholder parties to the Confidentiality and Lockup Agreement have agreed that, during the Lockup Period, they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares, or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by such shareholder (including holding as a custodian) or with respect to which such shareholder has beneficial ownership within the rules and regulations of the SEC (in each case, subject to certain exceptions set forth in the Confidentiality and Lockup Agreement).

In connection with the Confidentiality and Lockup Agreement, at the Effective Time, the transfer restrictions set forth in certain letter agreements among SWAG and the Sponsor and officers and directors of SWAG will terminate.

Amended and Restated Warrant Agreement

Upon the closing of the Business Combination, Otonomo, SWAG and Continental will enter into the Amended and Restated Warrant Agreement. Such agreement will amend and restate the Existing Warrant Agreement to provide for the assignment by SWAG of all its rights, title and interest in the outstanding warrants of SWAG to Otonomo. Pursuant to the Amended and Restated Warrant Agreement, all SWAG warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Class A Stock, but instead will be exercisable for Otonomo ordinary shares.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and officers and directors of SWAG entered into the Sponsor Letter Agreement in favor of Otonomo and SWAG, pursuant to which they agreed to (i) vote all shares of SWAG Common Stock beneficially owned by them in favor of the Business Combination and each other proposal related to the Business Combination on the agenda at the meeting of SWAG stockholders called to approve the Business Combination, (ii) appear at such stockholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Transactions and (iv) not transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions. The Sponsor, as well as SWAG’s officers and directors, beneficially own and are entitled to vote an aggregate of approximately 4,312,500 shares of SWAG Common Stock, or 20.0% of the outstanding SWAG Common Stock. In addition to the shares of SWAG Common Stock held by the Sponsor and SWAG’s officers and directors, SWAG would need (a) 6,468,751 shares, or approximately 37.5%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming all outstanding shares are voted on each proposal), or (b) 1,078,126 shares, or approximately 6.3%, of the 17,250,000 public shares to be voted in favor of the Business Combination Proposal and other proposals in order for them to be approved (assuming the minimum number of shares necessary to establish a quorum are voted on each proposal).

INFORMATION ABOUT THE COMPANIES

Software Acquisition Group Inc. II

SWAG was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. SWAG was incorporated under the laws of the State of Delaware on June 16, 2020.

On September 17, 2020, SWAG consummated the SWAG IPO of 15,000,000 units, with each unit consisting of one share of Class A Stock and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of Class A Stock at a price of $11.50 commencing 30 days after the consummation of an initial business combination. The units from the SWAG IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $150,000,000. Simultaneously with the closing of the SWAG IPO, the Company consummated the sale of 4,750,000 private placement warrants at a price of $1.00 per private placement warrant in a private placement to the Sponsor, generating gross proceeds of $4,750,000.

On September 24, 2020, the underwriter exercised its over-allotment option in full. As such, the Company consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per private placement warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds were deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000, net of underwriting discounts and commissions and other costs and expenses, became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The SWAG IPO was conducted pursuant to a registration statement on Form S-1 (Registration No. 333-248214) that became effective on September 14, 2020. As of the record date, there was approximately $172.5 million held in the Trust Account.

SWAG’s units, the Class A Stock and the SWAG warrants are listed on the Nasdaq Capital Market under the symbols SAIIU, SAII and SAIIW, respectively.

The mailing address of SWAG’s principal executive office is 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135, and its telephone number is (310) 991-4982. After the consummation of the Business Combination, SWAG’s principal executive office will be that of Otonomo.

Otonomo Technologies Ltd.

Otonomo is a leading one-stop shop for vehicle data. Since its founding in 2015, Otonomo has built the Otonomo Vehicle Data Platform and marketplace that fuels an ecosystem powered by data from 16 vehicle manufacturer (OEM) agreements, fleets, and other data providers, and enables the licensing of data to more than 100 service providers. The platform securely ingests over 4 billion data points per day from over 40 million connected vehicles worldwide and then reshapes and enriches the data in order to accelerate the time to market for new services that improve the in-and-around car experience. Otonomo’s platform provides OEMs the opportunity to create new revenue streams and facilitates an open ecosystem of services around the vehicle. This enables the utilization of vast amounts of data that vehicles generate daily and that OEMs store and maintain.

The mailing address of Otonomo’s principal executive office is 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel and its telephone number is +(972) 52-432-9955.

Merger Sub

Butterbur Merger Sub Inc. is a newly formed Delaware corporation and a wholly owned subsidiary of Otonomo. Merger Sub was formed solely for the purpose of effecting the Transactions and has not carried on any activities other than those in connection with the Transactions. The address and telephone number for Merger Sub’s principal executive offices are the same as those for Otonomo.

SWAG’S BUSINESS

Introduction

SWAG was incorporated on June 16, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. SWAG’s efforts to identify a prospective target business were not limited to any particular industry or geographic region, although it initially focused its search for target businesses on software companies, especially those targeting enterprise vertical sectors owned by private equity and venture capital firms as well as corporate carve-outs. Prior to executing the Business Combination Agreement, SWAG’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

Initial Public Offering and Simultaneous Private Placement

On September 17, 2020, SWAG consummated the SWAG IPO of 15,000,000 units. The units sold in the SWAG IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $150,000,000. B. Riley Securities, Inc. acted as sole book-running manager. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-236798). The SEC declared the registration statement effective on September 14, 2020.

Simultaneously with the consummation of the SWAG IPO, SWAG consummated the private placement of an aggregate of 4,750,000 warrants at a price of $1.00 per private placement warrant, generating total proceed of $4,750,000. The issuances were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On September 24, 2020, the underwriter exercised its over-allotment option in full. As such, the Company consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per private placement warrant, generating total gross proceeds of $22,950,000.

The private placement units and private placement warrants are identical to the units and warrants underlying the units sold in the SWAG IPO, except that the private placement warrants are not transferable, assignable or salable until 30 days after the completion of a business combination, subject to certain limited exceptions.

Of the gross proceeds received from the SWAG IPO, the underwriter’s subsequent exercise of the over-allotment option in full, and the sale of private securities, $172,500,000 was placed in the Trust Account.

SWAG may withdraw from the Trust Account interest earned on the funds held therein necessary to pay its income taxes, if any. Except as described in the prospectus for the SWAG IPO and described in the subsection below entitled “SWAG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” these proceeds will not be released until the earlier of the completion of an initial business combination and SWAG’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the required time period.

The remaining proceeds from the SWAG IPO and simultaneous private placement, net of underwriting discounts and commissions and other costs and expenses, became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.

Fair Market Value of Target Business

The target business or businesses that SWAG acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust and taxes payable) at the time of the execution of a definitive agreement for its initial business combination, although SWAG may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. SWAG’s board of directors determined that this test was met in connection with the proposed business combination with Otonomo as described in the section entitled “Proposal One — The Business Combination Proposal — Satisfaction of 80% Test” above.

Stockholder Approval of Business Combination

Under the SWAG Charter, SWAG must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to have their public shares converted into cash, regardless of whether they vote for or against the proposed Business Combination or do not vote at all, subject to the limitations described in the prospectus for the SWAG IPO. Accordingly, in connection with the Business Combination, the SWAG public stockholders may seek to have their public shares redeemed for cash in accordance with the procedures set forth in this proxy statement/prospectus. See “Special Meeting of SWAG Stockholders — Conversion Rights.”

Voting in Connection with the Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the Business Combination Proposal, the Sponsor has agreed to vote its SWAG shares in favor of such proposed Business Combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding SWAG or its securities, the SWAG officers and directors, Otonomo shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire common stock or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirement that the holders of a majority of the shares entitled to vote at the special meeting to approve the Business Combination Proposal vote in its favor and that the conditions to the closing of the Business Combination otherwise will be met, where it appears that such requirements or conditions would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, include arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares for nominal value.

Entering into any such arrangements may have a depressive effect on the shares of SWAG Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that the conditions to the closing of the Business Combination are met.

No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement/prospectus. SWAG will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the

Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Liquidation if No Business Combination

Under the SWAG Charter, if SWAG does not complete the Business Combination with Otonomo or another initial business combination by March 17, 2022 (or such later date as may be approved by SWAG’s stockholders in an amendment to the SWAG Charter), SWAG will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to SWAG to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding SWAG public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SWAG’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to SWAG’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. At such time, the SWAG warrants will expire. Holders of warrants will receive nothing upon a liquidation and the warrants will be worthless.

The Sponsor is not entitled to participate in any distribution from the Trust Account or other assets with respect to the shares held by them prior to the SWAG IPO. There will be no distribution from the Trust Account with respect to the SWAG warrants, which will expire worthless if SWAG is liquidated.

The proceeds deposited in the Trust Account could, however, become subject to the claims of SWAG’s creditors which would be prior to the claims of the SWAG public stockholders. Although SWAG has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses SWAG has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, and although SWAG will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. The Sponsor has agreed that it will be liable under certain circumstances to pay debts and obligations to target businesses or vendors or other entities that are owed money by SWAG for services rendered or contracted for or products sold to it, but SWAG cannot ensure that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, there are two exceptions to the Sponsor’s indemnity: the Sponsor will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with SWAG waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims under the indemnity with the underwriter of the SWAG IPO against certain liabilities, including liabilities under the Securities Act. Moreover, the Sponsor will not be liable to the SWAG public stockholders and instead will only have liability to SWAG. Furthermore, SWAG has not asked the Sponsor to reserve for such indemnification obligations, nor has SWAG independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations; therefore, the Sponsor may not be able to satisfy its indemnification obligations if it is required to as the Sponsor’s only assets are securities of SWAG and SWAG has not taken any further steps to ensure that the Sponsor will be able to satisfy any indemnification obligations that arise. Accordingly, the actual per-share redemption price could be less than approximately $10.00, plus interest, due to claims of creditors. Additionally, if SWAG is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in SWAG’s bankruptcy estate and subject to the claims of third parties with priority over the claims of SWAG’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, SWAG cannot assure you it will be able to return to the SWAG public stockholders at least approximately $10.00 per share. SWAG’s public stockholders are entitled to receive funds from the Trust Account only in the event of its failure to complete a business combination within the required time period or if the stockholders properly seek to have SWAG redeem their respective shares for cash upon a business combination which is actually completed by SWAG. In no other circumstances does a stockholder have any right or interest of any kind to or in the Trust Account. None of the SWAG officers or directors will indemnify SWAG for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

If SWAG is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor, creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by SWAG’s stockholders. Because SWAG intends to distribute the proceeds held in the Trust Account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, by paying public stockholders from the Trust Account prior to addressing the claims of creditors, SWAG’s board of directors may be viewed as having breached its fiduciary duty to SWAG’s creditors and/or may be viewed as having acted in bad faith, which may subject SWAG and Otonomo to claims of punitive damages. SWAG cannot assure you that such claims will not be brought against it.

SWAG will pay the costs of any subsequent liquidation from its remaining assets outside of the Trust Account plus the up to $100,000 of interest earned on the funds in the Trust Account that SWAG may use for liquidation and dissolution expenses.

Employees

SWAG has four executive officers. These individuals are not obligated to devote any specific number of hours to SWAG’s matters and devote only as much time as they deem necessary to its affairs. SWAG does not intend to have any full time employees prior to the closing of the Business Combination.

Facilities

Upon the closing of the Business Combination, the principal executive offices of SWAG will be those of Otonomo.

Directors and Executive Officers

SWAG’s current directors and executive officers are as follows:

Name	Age	Position
Jonathan S. Huberman	55	Chairman, Chief Executive Officer and Chief Financial Officer
Mike Nikzad	56	Vice President of Acquisitions and Director
Andrew K. Nikou	44	Director
C. Matthew Olton	54	Director
Stephanie Davis	57	Director
Steven Guggenheimer	55	Director
Dr. Peter H. Diamandis	59	Director

Jonathan Huberman, SWAG’s Chairman, Chief Executive Officer and Chief Financial Officer since inception, has over 25 years of high-tech business leadership experience. Previously, Mr. Huberman served as an officer and director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream Inc. (Nasdaq: CURI) (“CuriosityStream”), a global streaming media service that provides factual content on demand. Mr. Huberman currently serves on the board of directors of CuriosityStream. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala, a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SWAG’s Vice President of Acquisitions and Director, acquired from Telstra in 2018. Together with Mr. Nikzad, they turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDA: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03) a high-tech design and manufacture firm based in Singapore. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.

Mike Nikzad, SWAG’s Vice President of Acquisitions, has over two decades of business leadership experience in software, technology and consumer electronics, where he has worked on many corporate turnarounds and exits. Previously, Mr. Nikzad served as an officer and director of Software Acquisition Group Inc., which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand. Mr. Nikzad currently serves on the board of directors of CuriosityStream. Mr. Nikzad was President and Chief Operating Officer at Ooyala from 2017 until its sale in 2019. Prior to Ooyala, Mr. Nikzad has held C-suite positions, led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a telecommunications company, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program.

Andrew K. Nikou, who has served as one of SWAG’s directors since September 2020, is the Founder and Chief Executive Officer of OpenGate Capital Management, LLC (“OpenGate”), a global private equity firm specializing in the acquisition and operation of businesses to create new value through operational improvements, innovation and growth. To date, OpenGate, through its legacy and fund investments, has executed more than 30 acquisitions including corporate carve-outs, management buy-outs, special situations and transactions with private sellers across North America and Europe. As of March 31, 2020, OpenGate (the firm’s registered investment advisor) managed approximately $1.1 billion in client assets on a discretionary basis. Prior to this, from 2001 to 2004, Mr. Nikou worked in business development for Platinum Equity, where he established their European Business Development operations in Paris, France. Of the nearly 20 pre-fund investments made by affiliates of OpenGate, a few were in distressed entities that subsequently filed for bankruptcy. Mr. Nikou is currently named as a defendant in one adversarial proceeding related to a bankruptcy case alleging various claims, which Mr. Nikou vigorously disputes, believes to be meritless, and is aggressively contesting. From 2019 to 2020, Mr. Nikou served as a director of Software Acquisition Group Inc., which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand. In addition, as part of his role with OpenGate, Mr. Nikou is a director and officer of several private companies. He is also a member of the XPRIZE Foundation Innovation Board. Mr. Nikou holds a Bachelor of Science in Finance from the Marshall School of Business at the University of Southern California.

C. Matthew Olton, who has served as one of SWAG’s directors since September 2020, has been Senior Vice President, Strategy and Corporate Development at Tenable Holdings, Inc. (Nasdaq: TENB), a cyber exposure protection provider, since August 2019. Prior to this, he was Senior Vice President, Corporate Development and Ventures, at Symantec Corporation (Nasdaq: SYMC). In this role, Mr. Olton oversaw Symantec’s global mergers and acquisitions activity and managed Symantec’s corporate venture investments. He also led Symantec’s integration management function. Prior to joining Symantec, he was Senior Vice President, Corporate Development at Dell Technologies Capital from 2016 to 2018, and was responsible for global mergers and acquisitions and related activity for the family of companies that comprise Dell Technologies including Dell, Dell EMC, Pivotal, RSA, Secureworks, Virtustream and Boomi. Prior to Dell Technologies Capital, Matt was Senior Vice President, Corporate Development at EMC Corporation from 1999 to 2016. Mr. Olton started his career as an M&A attorney at Skadden, Arps, Slate, Meagher & Flom. Previously, Mr. Olton served as a director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand. Mr. Olton has a Bachelor of Arts from Wesleyan University, a J.D. from Boston University School of Law and an MBA from Northeastern University.

Stephanie Davis, who has served as one of SWAG’s directors since September 2020, has since 2017 served as a Senior Client Partner at Korn Ferry where she leads the Private Equity/Technology practice in North America and is a member of the CEO & Board practices and the Global Technology Practice. She is an expert in executive talent and leadership and has spent over two decades working with Chief Executive Officers to build their leadership capabilities and teams. Ms. Davis works extensively with public and private company board of directors on succession and board recruitment. She is a frequent speaker on board governance and women in the boardroom. Since 2019, Ms. Davis has been a member of the board of directors of biopharmaceutical company, Athenex (Nasdaq: ATNX). Prior to joining Korn Ferry in 2017, Ms. Davis spent 17 years at Spencer Stuart where she was a member of the CEO & Board Practice. During her tenure, she co-founded the Business/ Technology Services practice, led the Software practice, and managed global private equity relationships. Previously, Ms. Davis served as a director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand. Ms. Davis has a Bachelor of Science in Engineering from Princeton University and an MBA from Harvard Business School.

Steven Guggenheimer, who has served as one of SWAG’s directors since September 2020, has over 26 years of experience as a former executive at Microsoft Corporation (Nasdaq: MSFT) and served as Corporate Vice President of Microsoft from 2018 to 2020. In addition, Mr. Guggenheimer has served as a non-executive board member of HSBC Holdings plc (OTC: HBCYF) since May 2020, Forrit Technology Ltd., a private cloud technology company, since 2019, an advisor to Tensility Venture Partners, a seed stage venture capital firm, since 2017 as well as an advisor to the 5G Open Innovation Lab since May 2020. Previously, Mr. Guggenheimer served as a director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand. Over his 26 years at Microsoft, Mr. Guggenheimer held leadership positions in a broad range of key business areas which include close to a decade helping to manage Microsoft’s hardware and software ecosystems as the head of the Developer & ISV Evangelism (DPE/DX) and OEM divisions. He also spent the last 3 years working with customers and partners on the adoption of artificial intelligence and helping ISV’s migrate to SaaS based offerings built on the Dynamics, Power Platform, Office and Azure Cloud platforms. During the first half of his time at Microsoft, Mr. Guggenheimer worked on the product teams for Microsoft’s Application Platform, Windows, IE, MSN, SQL Server, Visual Studio and more. Mr. Guggenheimer received a Bachelor’s degree in Applied Physics from the University of California, Davis, and a Master’s Degree in Engineering Management from Stanford University.

Peter H. Diamandis, MD, who has served as one of SWAG’s directors since September 2020, has been the Chief Executive Officer of PHD Ventures, Inc., which is his personal holding company for his writing, speaking, and consulting activities, since 1993. He is the Founder and Executive Chairman of the XPRIZE Foundation, a

non-profit foundation which, since 1996, has designed and operated large-scale incentive competitions intended to encourage technological development for the benefit of humanity. In 2014, Dr. Diamandis founded and served as Vice-Chairman of Human Longevity, Inc., an advanced health diagnostic company committed to delivering data driven health diagnostics; he resigned from the board of directors in 2018 and remains a shareholder. He is also the Executive Founder of Singularity University, a graduate-level Silicon Valley institution founded in 2008 that counsels the world’s leaders on exponentially growing technologies. He is the Vice-Chairman and co-Founder of Celularity Inc., founded in 2017, a commercial-stage cell therapeutics company delivering allogenic cellular therapies engineered from the postpartum human placenta. Dr. Diamandis is also a founder and board member of Fountain Therapeutic Services Inc., which was formed in 2018 to increase lifespan and optimize healthspan by harnessing regenerative medicine technologies and integrating extensive wellness solutions. In March 2020, Dr. Diamandis co-founded and is the Vice-Chairman of Covaxx, Inc., a pharmaceutical company that has developed a COVID-19 lgG antibody test and which has a vaccine candidate in clinical trials. As an entrepreneur, Dr. Diamandis has started over 20 companies in the areas of longevity, space, venture capital and education. Dr. Diamandis also co-founded BOLD Capital Partners, a venture fund investing in early stage and growth technology companies, in 2015, and is a New York Times Bestselling author. He earned degrees in Molecular Engineering and Aerospace Engineering from MIT and holds an M.D. from Harvard Medical School. Previously, Mr. Diamandis was a director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream (Nasdaq: CURI), a global streaming media service that provides factual content on demand.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against SWAG, and SWAG has not been subject to any such proceeding in the 10 years preceding the date of this proxy statement/prospectus.

Periodic Reporting and Audited Financial Statements

SWAG has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. SWAG has filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

OTONOMO’S BUSINESS

In this section “we,” “us” and “our” refer to Otonomo.

Otonomo is a leading one-stop shop for vehicle data. Since its founding in 2015, Otonomo has built the Otonomo Vehicle Data Platform and marketplace that fuels an ecosystem powered by data from 16 vehicle manufacturer (OEM) agreements, fleets, and other data providers, and enables the licensing of data to more than 100 service providers. The platform securely ingests over 4 billion data points per day from over 40 million connected vehicles worldwide and then reshapes and enriches the data in order to accelerate the time to market for new services that improve the in-and-around car experience. Otonomo’s platform provides OEMs the opportunity to create new revenue streams and facilitates an open ecosystem of services around the vehicle. This enables the utilization of vast amounts of data that vehicles generate daily and that OEMs store and maintain.

As part of its proprietary data platform, Otonomo has developed a robust suite of software-as-a-service (“SaaS”) offerings that provide both OEMs and service providers with additional capabilities, and that incorporate vertically specific applications to meet different privacy, regulation, storage, visualization and data insight needs.

Privacy by design and neutrality are at the core of Otonomo’s platform, which enables compliance with regulations such as GDPR, CCPA, and other vehicle specific regulations, such as the EU requirement/directive that OEMs share connected car data with third parties or the Massachusetts’ Right to Repair Act allowing access to vehicle data for maintenance and repair purposes.

The Otonomo Vehicle Data Platform is utilized by organizations and businesses across diverse areas, including, but not limited to smart cities, transportation companies, fleet services, insurance companies, financial institutions and dealerships. Otonomo’s headquarters and research and development center are based in Herzliya, Israel. Otonomo delivers near-real-time and historical data, accelerates time to market and paves the way for new applications and services that make transportation safer, more convenient and truly rewarding.

An Overview of the Otonomo Platform and Marketplace

Otonomo delivers the Otonomo Vehicle Data Platform and marketplace that enables car manufacturers, drivers and service providers to be part of a connected ecosystem. Otonomo’s vehicle data marketplace is a neutral intermediary between vehicle data providers and data consumers. It provides secure and equal access to hundreds of data attributes that reveal insights into driver behavior, vehicle health, road hazards, environmental conditions and traffic trends.

The vehicle data Otonomo delivers is rich and may include, among other data, status attributes for:

•	cabin data, including the state of doors and windows, ADAS, and infotainment data;

•	engine-related information such as fuel, oil, error codes or battery voltage and state of charge;

•	maintenance data such as time or distance traveled and diagnostic trouble codes (DTC);

•	data related to the specific vehicle, like make, model, year and fuel type;

•	driving data such as location, distance travelled, odometer, heading and speed; and

•	environmental data ranging from external weather and temperature, to road hazards and road signs.

The Otonomo Vehicle Data Platform uses proprietary technology to ingest, secure, cleanse, normalize, aggregate, and enrich vehicle data from 16 vehicle manufacturer (OEM) agreements, as well as fleets, other data providers and enables the licensing of data to more than 100 service providers. It focuses on data structuring and preparation, including consent management, transmission to marketplace, data cleaning, filtering, validating, consolidating, blurring, normalizing and indexing, and also offers services to process, store, enrich and visualize data. Otonomo believes that the Otonomo Vehicle Data Platform is the first neutral vehicle data platform that provides straightforward and secure data access and transforms data into actionable insights for services such as preventative maintenance, EV management, emergency services, on-demand fueling, insurance and smart cities. Privacy by design is at the core of the platform, which enables EU General Data Protection Regulation (GDPR) and other privacy-regulation-compliant solutions using both personal and aggregate data.

Understanding the Data

Otonomo collects vehicle-specific and aggregated data from vehicle data providers, such as OEMs, fleets and TSPs. Personal or vehicle specific data refers to data that is collected from a specific vehicle or group of vehicles and includes personally identifiable information (“PII”), such as vehicle identification number (“VIN”). Aggregated data refers to data that is collected from multiple sources and compiled into data summaries or summary reports.

The Otonomo Vehicle Data Platform connects to our data providers’ respective data centers via application programming interfaces (“APIs”), and provides data consumers with application-ready, enriched datasets and insights. This eliminates the need for data consumers to invest the significant amount of development work required to utilize connected vehicle data in applications and services. OEMs, other data providers and data consumers use the Otonomo Vehicle Data Platform and marketplace to efficiently share and utilize vehicle data and offer drivers advanced in-car services, while meeting security, privacy and data regulation requirements. Otonomo generates revenue for these data providers by the utilization of the data by data consumers in various segments, primarily smart cities, transportation companies, fleet services, insurance companies, financial institutions and dealerships.

Otonomo customers use vehicle data depending on their specific needs and purposes. The data can be shared in personalized or blurred form, and on an individual, aggregate, or fleet level. Additionally, the data can be delivered in a near real-time or as historical data. Aggregate data is used for, among other things, traffic flow optimization, mapping, infrastructure planning, road hazard identification, congestion management, preventative maintenance, R&D optimization, location intelligence and media measurement. Vehicle specific data is used for, among other things, services delivering roadside assistance, electric vehicle charging services, occupant safety, subscription-based fueling, usage-based insurance, remote diagnostics and parking payments.

Key Trends in Connected Cars and Vehicle Data

Since the introduction of the first embedded telematics systems in the mid-1990s, OEMs have gradually added data systems and connectivity features to their vehicles and have offered drivers a growing variety of data-driven products and services. Technological advancements in recent years have increased the volume and quality of the data captured by vehicles. The value of this new data opened opportunities for OEMs to integrate more sensors and connectivity features, resulting in expanded offerings to drivers and a more diverse portfolio of in-vehicle and remote data-driven services.

Vehicles are now able to generate, monitor and share many types of data, including geolocation, performance and driver behavior. As OEMs continue to develop application-based tools to monitor key maintenance statistics, uses for vehicle health data and operational functionality are expanding. While the use of advanced biometric data is still in its infancy, new sensors in the cockpit can allow vehicles to monitor key attributes of their occupants, including stress levels, heart rhythms, alcohol consumption levels and fatigue.

The growth of connectivity in vehicles has increased the demand for data-driven products and services, and provides for ample data utilization opportunities, which expand with every customer who integrates into the connected car ecosystem. Vehicles with greater connectivity levels also generate higher value per vehicle. According to the McKinsey Center for Future Mobility, vehicle connectivity levels (as defined herein) are projected to reach 850 million vehicles by 2030. The growing data availability leads to an increasing market size as well as to an increased importance of vehicle data marketplaces that facilitate data exchange.

According to the McKinsey Center for Future Mobility, vehicle connectivity can be classified into five levels based on the in-car experience of car riders:

(1) General hardware connectivity—driver tracks basic vehicle usage and monitors technical status;

(2) Individual connectivity—driver uses personal profile to access digital services via external digital ecosystems and platforms;

(3) Preference-based personalization—allows for personalized controls, individual infotainment content, and targeted contextual advertising for all vehicle occupants;

(4) Multi-model live dialogue—all occupants interact live with the vehicle and receive proactive recommendations on services and functions; and

(5) Virtual chauffeur - all occupants’ explicit and unstated needs are fulfilled by cognitive artificial intelligence that predicts and performs complex, unprogrammed tasks.

According to the McKinsey Center for Future Mobility, by 2030, more than 10% of new vehicles sold globally are expected to include the most advanced connectivity level and approximately 95% are expected to include at least the basic level of general hardware connectivity. The greater the connectivity, the more seamless a rider’s experience becomes, and the more opportunities for generating data-based revenue are created. User expectations will continue to evolve in parallel with available technology and will incentivize OEMs and service providers to deliver higher-value, data-driven user experiences.

Regulatory developments in recent years are also expected to contribute to the expanding vehicle data ecosystem. By introducing new concepts that promote greater and more equal access to OEM data, regulators have been creating a favorable environment for data utilization. Examples include the “extended vehicle” concept which is being strengthened by the obligations imposed on OEMs under Regulation (EU) 2018/858 and the Massachusetts Right to Repair Act extending to vehicle data. See “—Regulation.”

Vehicle data marketplaces are expected to also benefit from autonomous vehicles (“AVs”), which, while still early in their development and adoption, are rapidly advancing. Companies developing AVs, or autonomous driving systems, rely on highly customized, real-world, real-time and historical vehicle data to develop and deploy autonomous driving systems. As AVs are increasingly adopted, OEMs and vehicle fleet operators will require extensive and reliable data platforms to efficiently manage the data requirements of AVs and AV fleets, and to ensure their safe and efficient operation.

Market Opportunity

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Growing ecosystem and data pool. There are dozens of potential customer groups and thousands of potential data consumers for vehicle data utilization. These include product-related players, such as OEMs and Tier 1 suppliers, vehicle-related service providers, such as fleet operators, and other organizations in the extended ecosystem, such as smart cities, insurance companies and telecom operators. Overall, Otonomo believes many customer groups will join the ecosystem and expand their usage of external vehicle data. A growing number of service providers actively use external vehicle data, and Otonomo believes that the number of service providers using such data is likely to continue to increase moving forward. As 4G/5G mobile network ubiquity increases, the volume of data and parameters being sent from vehicles to OEM clouds is growing exponentially. According to the McKinsey Center for Future Mobility, the total value pool from car generated data is projected to increase to $120 billion to $160 billion by 2025 and to $250 billion to $400 billion by 2030.

•	Unique technological needs and high onboarding costs for data providers. The increasing volume and scope of vehicle data requires data providers to integrate complex data processing, cleaning,

accounting, consent, multiple APIs and data structuring technologies. OEMs often lack the capabilities to implement these technologies and do not have the desire to develop them internally due to the substantial investments required for building and maintaining the data infrastructure. Tapping into the vast potential of data utilization also requires data providers to individually contract and integrate with multiple data consumers, which results in high marginal costs per each new data consumer acquired. Onboarding each new consumer also requires the involvement of multiple organizational functions, such as IT, legal and procurement. The onboarding process is often too expensive to justify the investment for data providers, especially when data consumers are small or medium-sized businesses. Without significant reduction of onboarding costs, the ability of data providers to efficiently scale their utilization efforts is limited.

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Technological and cost constraints on data consumers. Lack of consistent formats or data standards across OEMs, or even across different models manufactured by the same OEM, requires data consumers to work with multiple stakeholders in different data formats and on different APIs. In addition, contracting with multiple OEMs involves conducting lengthy and costly negotiation and integration efforts by legal, privacy and technology resources with multiple parties. For some use cases, data consumers require certain levels of vehicle coverage in a specific area (e.g., smart city applications may need at least 2% coverage) and contracting OEMs directly would not be sufficient for their needs.

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Regulatory-driven opportunities. Recent developments in regulation of vehicle data and connected cars, such as Regulation (EU) 2018/858 requiring OEMs to share connected car data with third parties, as well as emerging industry standards (such as NEVADA Share & Secure, which are intended to enable the secure transmission of data generated in the vehicle and make it usable for public authorities and industry), promote open access to vehicle data and neutrality, while also challenging OEMs by requiring them to supply the scale and ability to technically and legally align with the hundreds of service providers seeking access to vehicle data. With the removal of barriers to vehicle data accessibility, more organizations will be able to access and utilize vehicle data, and more data-driven services are expected to become available.

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Compliance challenges. Data providers collecting, processing or sharing vehicle data must ensure that their collection, processing and use of vehicle data is compliant with personal data protection regulations, such as GDPR and CCPA, which often require prior consent. While free, informed and specific consents may be required from every vehicle user whose personal data is collected, obtaining compliant consents from drivers and passengers not related to the vehicle’s legal owner involves practical concerns for OEMs. The need for explicit consent for sharing data with separate service providers requires OEMs to provide advanced consent flows and consent management capabilities that can be seamlessly integrated. It has proven to be challenging for the OEMs to manage data compliance on very large scale with no consent management standards available.

Advantages of vehicle data marketplaces

Existing platforms for consuming vehicle data are limited and inefficient. For example, on-board diagnostics (“OBD II”) aftermarket dongles, which are commonly used by TSPs in order to perform fleet and vehicle tracking, only provide selected data points and no data streaming. OBD II onboard devices require separate installation in every vehicle and their use may be further limited in the future due to regulatory changes. Furthermore, OBD II onboard devices may be easily vandalized and removed. Smartphone data is used by many data consumers to monitor vehicle usage, but the data it provides is limited and subject to manipulation and inaccuracy.

Vehicle data marketplaces:

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allow data providers and consumers to efficiently outsource consent management, data processing and data structuring, allowing them to benefit from vehicle data while remaining focused on their core business;

•	present significant cost reductions for data providers that only need to integrate with one partner instead of multiple data consumers;

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present significant cost reductions for data consumers by allowing them to work with one integration partner. This provides data consumers with data in a structured and usable format, instead of dealing with the challenges of contracting multiple OEMs and managing multiple stakeholders and formats;

•	facilitate use cases of aggregate data that require certain coverage levels;

•	eliminate reliance on OBD II aftermarket devices in favor of data marketplaces that provide the same data and other data points continuously and in a more user-friendly format; and

•	ensure data quality and accuracy for data consumers by replacing smartphone data with more sanitized data, thereby lowering risk of fraud and inaccuracy.

The Otonomo Vehicle Data Platform

A connected car may generate up to 25 gigabytes of data per hour. As it is produced, most of this data leaves the car via in-vehicle cellular devices. The data is initially stored in data centers or cloud platforms owned by OEMs, and in some cases by Tier-1 suppliers or the third parties which own the OBD II onboard devices installed after vehicle purchase.

Due to the lack of consistent connected car data formats or standards, connected car data must undergo additional processing before it can be useful for applications and services. Otonomo’s platform aggregates and normalizes data from multiple OEMs and other data providers and processes the data to make it usable and valuable to data providers and data consumers as shown in the diagram below.

Otonomo API and Delivery Methods

Otonomo provides a rich, flexible API to serve the unique needs of diverse applications and services. Different data use cases may require different data delivery types. For example, an emergency car service may require real-time data when an accident takes place. On the other hand, usage-based insurance may pull a car’s odometer once a week. Lastly, a data analytics company might opt for historical car data to understand traffic trends.

Otonomo provides different data delivery methods to cater to these different use case requirements:

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Historical data reports: CSV reports contain historical, aggregated vehicle data. Historical data reports are triggered by a RESTful API call with parameters that define a region (e.g., city), and time span for the report. Report generation may take minutes or hours to complete. Several historical reports exist for different data types (e.g., vehicle data points and vehicle trips).

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Vehicle status: A near-real time RESTful API returns the last known status of a specific vehicle. Vehicle data information is used by personal driver applications, such as fueling and parking. Additionally, Otonomo provides bulk vehicle status for receiving the last known status of one or more vehicles. This interface can be particularly useful for fleets.

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Streaming: This is a “push” mechanism that continuously streams real-time data to data consumers. Streaming uses HTTP POST requests and can send both aggregate and personal vehicle data. A stream is created upon subscribing. Stream subscription defines one or more data filters such as desired vehicle area (i.e., city), and maximal point latency. Streaming is optimal for applications that require real-time, rich vehicle data.

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Events: An event is defined by a logical rule on a vehicle data point. When a rule is evaluated to be true, an event message is triggered and sent to the data consumer. For example, an event message would be sent to the data consumer through a fueling application whenever a vehicle travels in a certain radius from a gas station while below the 10% fuel level. Events receive the data they need in real-time, enabling applications to save processing power and network bandwidth. Events can be used for both personal and aggregated data. This capability is currently under development.

Otonomo Dynamic Blurring Engine

The Otonomo Dynamic Blurring Engine is a SaaS capability that protects personal data by using sophisticated blurring techniques to blur personal data while preserving the data’s value for a diverse range of mobility and other applications and services. These services may include assisting smart cities with traffic management and HD mapping, road safety, parking and media research.

Otonomo Consent Management Hub

The Otonomo Consent Management Hub is an integral element of the Otonomo Vehicle Data Platform and provides an efficient way for connected car drivers to take control over the sharing of their vehicle data by providing a networked architecture to simplify setup and integration and deliver high scalability for automotive OEMs and service providers.

As the transportation ecosystem advances its use of vehicle data, the information flows around driver consent can become complex. For example, in-vehicle delivery from retailers may require drivers to provide consent to both the retailer and a third-party courier service. With the Otonomo Consent Management Hub, each party has a single integration point through which they can validate driver consent and deliver the approved personal data to other parties in the ecosystem. OEMs also do not need to directly support integration with multiple parties, including companies such as courier services with which they may not have a contractual relationship. Service providers can innovate faster by eliminating point-to-point integrations with multiple OEMs. Any new OEM or service provider integration will open new opportunities to numerous organizations in the ecosystem.

The Otonomo Consent Management Hub allows drivers to grant or revoke access for specific services at any time and provides drivers full transparency as to what personal vehicle data will be shared with specific services. The Otonomo Consent Management Hub differentiates the Otonomo Vehicle Data Platform by enabling driver-specific consent rather than per-vehicle consent. Each vehicle (identified by its VIN) can have multiple drivers, and each driver can use multiple VINs.

Vehicle Management Application

Otonomo’s Vehicle Management application is designed for fleets to easily and efficiently manage the data of their fleet vehicles. The vehicle management app streamlines data operations and can be used in conjunction with, or independently from, existing transportation management systems.

IoT Hub

Otonomo’s IoT Hub enables OEMs to make vehicle data available in the Otonomo marketplace through a direct car-to-Otonomo integration, removing the need for an OEM cloud in the middle. By utilizing Otonomo’s IoT Hub, OEMs can expedite the utilization of connected vehicle data and offer their vehicle owners an extended vehicle ownership experience through Otonomo.

Otonomo Self-Serve Platform

The Otonomo Self-Serve Platform offers many features, such as easy-to-use geofencing, filtering, configurable APIs and data report generation capabilities, giving developers, analysts and product leaders online access to real-time and historical, aggregated car-generated data and tailors this data to their needs.

External Third-Party Connectors

Otonomo is working with leading third party platforms to enable out-of-the-box integration to vehicle data. Such connectors will enable service providers to integrate vehicle data into their existing CRM and business workflows in order to provide state of the art service to their customers.

Competitive Advantage

Otonomo believes that the following strengths differentiate it and will enable the company to successfully compete and maintain its leadership position in its target markets. Unlike other market players, Otonomo is unique in its ability to support all data domains: B2B, B2B2C, and aggregate, as well as having the required supporting technologies such as the Dynamic Blurring Engine and Consent Management Hub.

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Technologies. Otonomo possesses strong, market-unique technology specifically tuned to vehicle data needs, which it has been providing to multiple data providers and data consumers since 2015. Otonomo’s solution is intended to cover all of the vehicle data needs of data providers and data consumers. While some market players focus only on aggregate data or personal data, Otonomo offers services for both. Otonomo also provides data consumers with a larger variety of data points and offers more personalized data sets compared to other market players. In addition to its marketplace offerings, Otonomo offers unique SaaS features not found elsewhere, such as the Otonomo Consent Management Hub and the Otonomo Dynamic Blurring Engine.

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Large fleet size and strong relationships with OEMs and other data providers. Otonomo’s early and broad engagement with OEMs and other data providers has resulted in strong relationships with OEMs and other data providers that differentiate it from its competitors. Otonomo is a market leader among vehicle data companies with the market’s largest vehicle installed base.

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Neutrality. Otonomo is a pure marketplace player. Unlike others in the market, Otonomo does not offer services that compete with its customers. In addition, while some market players count OEMs and Tier-1 suppliers among their largest investors, Otonomo’s investor base is comprised of both financial and strategic investors, and the Otonomo board of directors’ members are not affiliated with any industry players. Otonomo expects that this neutrality will continue to make it more attractive to OEMs and other automotive businesses compared to other market players, enabling it to cater to a broader range of customer segments.

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Global coverage and large ecosystem. While some of the other market players are focused on specific regions, Otonomo offers global coverage and a large ecosystem of data providers and consumers. Otonomo’s global ecosystem makes its platform attractive to data providers and consumers. It enables them to address a large share of the market without the need to connect with multiple other partners, which can provide for faster scaling and reduce connection costs.

Growth Strategies

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Ramp up sales and marketing efforts. To accelerate its growth, Otonomo intends to engage new customer segments, expand existing customer segments and continue to leverage outbound sales and lead generation activities. Otonomo also intends to bolster its salesforce to target existing markets, including expanding its activity in Asia-Pacific, penetrating new regions such as Latin America, and expanding its segment-dedicated salesforce.

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Deepen OEM relationships. Otonomo intends to expand existing OEM relationships with the onboarding of new vehicles, makes and models and entering new geographies, which is expected to help Otonomo to deepen its existing relationships with current OEMs.

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Add new types of data providers. Otonomo will continue to add data providers to further differentiate its platform from others in the market, including through the diversification and deepening of data sources. For example, Otonomo may expand data attributes gathered from light construction and commercial vehicles alongside micro-mobility data.

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Expand licensing offerings. Otonomo will continue to develop additional technology products for licensing to both OEMs and service providers in order to diversify its revenue through a mix of marketplace services and software licensing.

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Accelerate end-market demand. Otonomo will make efforts to expand its customer base and increase accessibility to data utilization by educating customers on potential benefits, expanding self-serve offerings and diversifying the utilization models

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Expand services throughout data value chain. Otonomo will expand its offering by providing additional services along the data value chain, such as data storage, enrichment and visualization. These additional services will allow Otonomo to address new use cases and increase the value of its data pool.

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Capitalize on regulatory changes. Otonomo believes that its existing infrastructure positions it well to capitalize on regulatory changes promoting data privacy, security and access and benefit from the growing scope and complexity of data privacy and cybersecurity regulations.

Marketing

Otonomo has built a strong brand and is recognized as an industry leader in the automotive industry and the connected vehicle sector in particular. Otonomo believes its reputation as a trustworthy and capable data partner is a primary reason that many leading OEMs have chosen Otonomo as their vehicle data partner.

Otonomo’s thought leadership is supported by a steady flow of original research based on customer and driver surveys. Otonomo’s team members are active in the automotive, fleet and data communities speaking and participating in industry in-person and online events.

Otonomo serves as both the marketing and technical arm of the OEMs vehicle data programs. This enables the OEMs to better utilize their data and easily access a diverse and extensive group of data consumers. Otonomo’s marketing is mainly focused on inbound activities and supporting the outbound efforts of the sales team. The marketing team uses advanced marketing techniques and digital technologies, as well as the creation of original and engaging content to keep the brand top of mind with prospects, customers, analysts, and the media. These tools include marketing automation, remarketing and a selection of social media tools.

Activities vary from development of educational and promotional material in the form of blogs, webinars, whitepapers, ebooks, datasheets and sales support tools. These materials educate, engage and accompany prospects as they move along the purchasing funnel converting them into customers and beyond.

Otonomo leverages a variety of channels to reach prospects which include organic and paid social media activity, joint events, webinars and media and analyst relations.

Sales

Otonomo’s sales efforts are focused on the acquisition of data to increase Otonomo’s data pool, and in parallel licensing the data to data consumers, and licensing SaaS modules to both data providers and data consumers.

To acquire car-generated data, Otonomo partners directly with OEMs and other data providers through its dedicated sales engagement organization, which focus on deepening Otonomo’s existing relationships and increasing its data pool and geographic coverage. Otonomo pays for acquired data through a combination of fixed fees and revenue share arrangements with data providers.

Sales to customers are executed primarily through an organic sales organization that sells directly to data consumers, indirectly through Otonomo’s partners, serving as sales channels, which include consulting, technology, professional and outsourcing services, and through strategic partnerships.

All sales channels use the Otonomo Self-Serve Platform to easily scale the sales process, improve engagement, and better understand the consumer.

Global sales efforts focus on the following customer segments and uses:

•	Smart Cities: reduction of congestion and pollution through traffic flow and route management;

•	Transportation: incorporation of car data into active transportation management tools that help optimize their operation;

•	Fleet services: improved fleet management driven by GPS vehicle tracking and remote diagnostics;

•	Insurance: better policyholder experience through behavioral analysis and accident reconstruction;

•	Financial: enhance risk management possibilities and offering of new financial services; and

•	Dealerships: predictive vehicle maintenance and vehicle health indicators.

Custom plans are offered through Otonomo’s direct sales organization and its marketing partners. The pricing and data models of these plans are customized to the customers’ needs. Custom plans include full data access, near real-time streaming and a growing variety of SaaS offerings, such as the Otonomo Consent Management Hub and the IoT Hub.

The Otonomo Self-Serve Platform provides access to selected data sets and is currently available with a 30-day free trial. Once registered, Self-Serve Platform users pay for the data they consume by a pay-per-use plan. Via the platform, the users have access to comprehensive documentation and customer support.

Technology

The Otonomo Vehicle Data Platform uses state of the art cloud-native microservices architecture, as well as a long list of Big Data technologies to ingest, process and expose the billions of data points per day that we receive. These include streaming technologies like Apache Flink, as well as Big Data batch-processing based on Apache Spark. Security is a first-class citizen in Otonomo’s technology, from the design and development processes through its production.

Research and Development

Otonomo has invested a significant amount of time and expense into research and development in order to develop the Otonomo Vehicle Data Platform, strengthen its data reshaping capabilities, scale the data pipeline and facilitate data access by its ecosystem. Otonomo’s research and development activities are largely conducted at its headquarters in Herzliya, Israel. As of December 31, 2020, Otonomo had approximately 27 full-time or equivalent employees engaged in R&D activities. Otonomo’s ability to compete in its industry depends in part on its ability to successfully achieve continual innovation in its technology and products through R&D activities.

Intellectual Property

Otonomo’s business depends, in part, on its ability to develop and maintain the proprietary aspects of its core technology. Otonomo’s policy is to obtain appropriate proprietary rights protection for any potentially significant new technology its develops. Otonomo currently hold 26 U.S. patents pending and one European patent application covering a range of key aspects of its proprietary technology, including, among other things, methods for data extraction, normalization, aggregation and ingestion, as well as privacy and consent management technology.

In addition to patent laws, Otonomo relies on copyright and trade secret laws to protect its proprietary rights. Otonomo attempts to protect its trade secrets and other proprietary information through agreements with OEMs, customers, vendors, employees, consultants and through other similar measures.

Market Position

The market for vehicle data marketplaces is emerging and several players are in the early and growth stages. Otonomo’s closest competitors focus on data provisioning, services to manage and structure data and consent management.

Outlying players include service providers and personal use case companies. These players focus on enabling services via APIs and connecting service providers with customers’ PII. They may also provide industry-specific data and service providers for location-based services, while others focus on fleet management, and repair-and maintenance data services.

Additionally, tech companies, such as Google and Alibaba, and vehicle operating system providers, such as Huawei and Baidu, may enter the vehicle data market.

Companies providing cloud computing platforms and APIs, such as Amazon Web Services and Microsoft, may also enter the vehicle data exchange or utilization space.

Otonomo currently faces challenges from a range of companies seeking to establish and develop relationships with OEMs and other data providers. Some players are working to advance technology, performance and innovation in their development of new solutions.

Within the vehicle data marketplace segment, traction is based significantly on scale, performance and technology. Otonomo believes that its deep relationships with OEMs and other data providers, its mature, proprietary technology and global coverage well position it to partner with additional OEMs, and data providers looking for a strong data partner with low operational risk.

Otonomo believes that it may take small, emerging companies a substantial period of time and many resources to gain the recognition and trust of OEMs and other data providers. Otonomo believes that its early and broad engagement with OEMs and fleets, resulting in strong relationships and potentially the largest installed base in the market, differentiates us from our competitors.

Otonomo expects that its technology and continual innovation will support its position as a leader in the vehicle data market based on the previous mentioned market differentiators. While other market players will continue to emerge and recede, Otonomo believes its leadership position will maintain its stronghold.

Regulation

Vehicle data companies are subject to emerging regulatory federal, state, national and international frameworks that are in a rapid state of change.

To operate its platform and provide services to its customers, Otonomo receives, processes and shares vehicle-generated data. This data includes PII and aggregate data from Otonomo’s data providers, such as OEMs, fleet operators and TSPs. PII can only be collected, processed and shared in compliance with legal and technical requirements such as GDPR, the EU Directive on Privacy and Electronic Communications or California’s CCPA as well as industry standards (as such NEVADA Share & Secure) promoting open access to data and neutrality. Aggregate data is generally subject to different privacy obligations or is exempt from personal data protection laws. Otonomo does not receive, process or share vehicle generated PII without receiving sufficient assurances from its data providers that the subject of the information has been provided with clear and appropriate notice and explicitly consented to provide such information. Otonomo views privacy regulation as generally favorable to its business as the Otonomo Vehicle Data Platform allows data providers and customers to utilize personal and aggregate data while complying with privacy regulations through the Otonomo Consent Management Hub and the Otonomo Dynamic Blurring Engine.

Regulation requiring greater and more equal access to vehicle data requires data providers to share more data with more data consumers thereby reducing costs for data consumers and enabling more use cases and opens new end markets. Otonomo believes that breaking down barriers to data accessibility will make more data-driven services available, grow data utilization opportunities for Otonomo’s partners and customers and expand the connected car ecosystem.

Growing car connectivity and digitization, the acceleration of autonomous driving innovation and the expansion of digital mobility services has contributed to the continued rise of the importance of cybersecurity in the automotive industry. Regulators have started adopting mandatory minimum standards for vehicle software cybersecurity. For example, in December 2019 California’s Department of Motor Vehicles published regulations requiring light-duty autonomous delivery vehicles to be certified as meeting current industry standards to help defend against, detect and respond to cyber-attacks, unauthorized intrusions or false vehicle control commands.

The largest international vehicle regulatory system, the World Forum for the Harmonization of Vehicle Regulations (“WP.29”), which is part of the United Nations Economic Commission for Europe (“UNECE”), published in June 2020 is the first WP.29 regulation that outlines cybersecurity requirements for OEMs and the connected and autonomous vehicles that they manufacture. The WP.29 automotive cybersecurity regulation also outlines processes that OEMs in over 60 countries must have within their organizations and vehicles to achieve vehicle-type approval with regard to cybersecurity in their vehicles.

The vehicle data and connected car regulatory landscape is still evolving rapidly. Otonomo believes that national and international legal frameworks around vehicle data and connected cars will continue to develop and change to address technological, consumer and societal developments. Otonomo may become subject to additional regulatory schemes and requirements, whether applicable to it directly as a vehicle data marketplace, or indirectly, as a result of legal requirements imposed on OEMs and other data providers.

As a global technology company, we are also subject to trade, export controls, anti-bribery and sourcing regulations in various jurisdictions. Otonomo’s operations are also subject to various federal, state and foreign laws and regulations governing the employment and occupational health and safety of its employees and wage regulations.

Employees

As of December 31, 2020, Otonomo had 63 full-time (or full-time equivalent) employees based primarily in Israel, including 27 employees engaged in research and development, six employees in product development and management, 19 employees in sales and marketing and 11 employees in general management, administration and finance. Otonomo also has 3 employees based in the United States and 1 employee based in Europe. None of Otonomo’s employees are represented by a labor union, and Otonomo considers its relations with its employees to be good. To date, Otonomo has not experienced any work stoppages.

Facilities

Otonomo’s headquarters are located in Herzliya, Israel, where it leases an office with approximately 14,000 square feet pursuant. Otonomo’s headquarters are subject to a lease agreement that expires on December 31, 2022. Otonomo may terminate the lease after October 15, 2021 by three-month prior notice. This facility contains engineering, product, commercial, marketing, sales and administrative functions.

Legal Proceedings

From time to time, Otonomo may become involved in actions, claims, suits, and other legal proceedings arising in the ordinary course of its business, including assertions by third parties relating to intellectual property infringement, breaches of contract or warranties or employment-related matters. Otonomo is not currently a party to any actions, claims, suits or other legal proceedings the outcome of which, if determined adversely to it, would individually or in the aggregate have a material adverse effect on Otonomo’s business, financial condition and results of operations.

SWAG’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion of SWAG’s financial condition and results of operations should be read in conjunction with SWAG’s financial statements and notes to those statements included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Cautionary Statement Regarding Forward-Looking Statements; Market, Ranking and Other Industry Data.” SWAG’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to those described under “Risk Factors” and elsewhere in this proxy statement/prospectus. References in this section to “we,” “us,” “our,” and “the Company” are intended to mean the business and operations of Software Acquisition Group Inc. II.

This Management’s Discussion and Analysis of Financial Condition and Results of Operations has been amended and restated to give effect to the restatement and revision of SWAG’s financial statements as more fully described in “Note 2—Restatement of Previously Issued Financial Statements” to the SWAG financial statements included elsewhere in this proxy/prospectus.

Overview

SWAG is a blank check company formed under the laws of the State of Delaware on June 16, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar Business Combination with one or more businesses. SWAG intends to effectuate its Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, our capital stock, debt or a combination of cash, stock and debt.

SWAG expects to continue to incur significant costs in the pursuit of its acquisition plans. SWAG cannot assure you that our plans to complete a Business Combination will be successful.

Results of Operations

We have neither engaged in any operations (other than searching for a Business Combination after our Initial Public Offering) nor generated any revenues to date. Our only activities from June 16, 2020 (inception) through December 31, 2020 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held after the Initial Public Offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

As a result of the restatement described in Note 2—Restatement of Previously Issued Financial Statements” included elsewhere in this proxy/prospectus, we classify the warrants issued in connection with the SWAG IPO as liabilities at their fair value and adjust the warrant instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations.

For the period from June 16, 2020 (inception) through December 31, 2020, we had a net loss of $4,361,963, which consists of operating costs of $405,128, change in fair value of warrants of $2,264,000, transaction costs of $603,860, and fair value in excess of warrant purchase consideration as a result of the fair value of the Private Placement Warrants in excess of the amount paid by the Sponsor of $1,092,000, which are offset by interest income on marketable securities held in the Trust Account of $3,002 and interest income from the operating bank account of $23.

For the three months ended March 31, 2021, we had a net loss of $3,554,465, which consists of operating costs of $445,831 and change in fair value of warrant liability of $3,111,250 offset by interest income on marketable securities held in the Trust Account and other interest income of $2,616.

Liquidity and Capital Resources

Until the consummation of the Initial Public Offering, our only source of liquidity was an initial purchase of common stock by the Sponsor and loans from our Sponsor.

On September 17, 2020, we consummated the Initial Public Offering of 15,000,000 Units at a price of $10.00 per Unit. On September 24, 2020, the underwriters fully exercised their over-allotment option to purchase an additional 2,250,000 Units at a price of $10.00 per Unit, generating gross aggregate proceeds of $172,500,000. Simultaneously with the closing of the Initial Public Offering and the full exercise of the over-allotment option, we consummated the sale of 5,200,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant in a private placement to our stockholders, generating gross proceeds of $5,200,000.

Following the Initial Public Offering, the full exercise of the over-allotment option by the underwriters’ and the sale of the Private Placement Warrants, a total of $172,500,000 was placed in the Trust Account and we had $1,474,634 of cash held outside of the Trust Account, after payment of costs related to the Initial Public Offering, and available for working capital purposes. We incurred $9,902,566 in transaction costs, including $3,450,000 of underwriting fees, $6,037,500 of deferred underwriting fees and $415,066 of other offering costs.

For the period from June 16, 2020 (inception) through December 31, 2020, cash used in operating activities was $356,466. Net loss of $4,361,963 was affected by interest earned on marketable securities held in the Trust Account of $3,002, change in fair value of warrants of $2,264,000, transaction costs of $603,860, and fair value in excess of warrant purchase consideration of $1,092,000, and changes in operating assets and liabilities, which provided $48,639 of cash from operating activities.

For the three months ended March 31, 2021, cash used in operating activities was $441,238. Net loss of $3,554,465 was affected by interest earned on marketable securities held in the Trust Account of $2,593 and change in fair value of warrant liabilities of $3,111,250. Changes in operating assets and liabilities, provided $4,570 of cash from operating activities.

As of March 31, 2021, we had cash and marketable securities held in the Trust Account of $172,505,595. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, to complete our Business Combination. We may withdraw interest to pay franchise and income taxes. During the period ended March 31, 2021, we did not withdraw any interest earned on the Trust Account. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of March 31, 2021, we had cash of $562,230 outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our Business Combination. If we are unable to complete our Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of December 31, 2020.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support to the Company. We began incurring these fees on September 14, 2020 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and the Company’s liquidation.

The underwriters are entitled to a deferred fee of $6,037,500 in the aggregate. The deferred fee will be waived by the underwriters in the event that the Company does not complete a Business Combination, subject to the terms of the underwriting agreement. The deferred fee is payable if a business combination is consummated without regard to the number of shares of Class A Stock of the Company redeemed by holders in connection with a business combination. The following table presents the deferred fee as a percentage of the aggregate proceeds from the SWAG IPO across varying redemption scenarios if SWAG had only sold the number of units remaining after redemptions:

Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming 75% Redemptions		Assuming Maximum Redemptions(1)
Number of Shares Remaining	Fee as a % of SWAG IPO Proceeds (net of Redemptions)	Number of Shares Remaining	Fee as a % of SWAG IPO Proceeds (net of Redemptions)	Number of Shares Remaining	Fee as a % of SWAG IPO Proceeds (net of Redemptions)	Number of Shares Remaining	Fee as a % of SWAG IPO Proceeds (net of Redemptions)	Number of Shares Remaining	Fee as a % of SWAG IPO Proceeds (net of Redemptions)
17,250,000	3.5%	12,937,500	4.7%	8,625,000	7%	4,312,500	14%	974,970	62.0%

(1)

Assumes that SWAG stockholders holding approximately 16,275,030 shares of Class A Stock exercise their redemption rights for approximately $162.8 million of funds in SWAG’s trust account. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Warrant Liability

We account for the warrants issued in connection with our Initial Public Offering in accordance with the guidance contained in ASC 815-40-15-7D under which the warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the warrants as liabilities at their fair value and adjust the warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The fair value of the warrants was estimated using a Monte Carlo simulation approach.

Class A Common Stock Subject to Possible Redemption

We account for our shares of Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, the Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of our balance sheet.

Net Loss per Common Share

We apply the two-class method in calculating earnings per share. Net loss per common share, basic and diluted for Class A redeemable common stock is calculated by dividing the interest income earned on the Trust Account, net of applicable taxes, by the weighted average number of shares of Class A redeemable common stock outstanding for the periods. Net loss per common share, basic and diluted for and Class B non-redeemable common stock is calculated by dividing net loss less income attributable to Class A redeemable common stock, by the weighted average number of shares of Class B non-redeemable common stock outstanding for the period presented.

Recent Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

OTONOMO’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following discussion and analysis of Otonomo’s financial condition and results of operations should be read in conjunction with the section titled “Selected Consolidated Financial and Other Data” and the consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus. Some of the information contained in this discussion and analysis, including information with respect to Otonomo’s planned investments in its research and development, sales and marketing, and general and administrative functions, includes forward-looking statements that involve risks and uncertainties. You should review the sections titled “Special Note Regarding Forward-Looking Statements” and “Risk Factors” for a discussion of forward-looking statements and important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. In this section “we,” “us” and “our” refer to Otonomo.

Overview

Otonomo is a leading one-stop shop for vehicle data. Since its founding in 2015, Otonomo has built the Otonomo Vehicle Data Platform and marketplace that fuels an ecosystem powered by data from 16 vehicle manufacturer (OEM) agreements, fleets, and other data providers. The platform securely ingests over 4 billion data points per day from over 40 million connected vehicles worldwide and then reshapes and enriches the data in order to accelerate the time to market for new services that improve the in-and-around car experience. Otonomo’s platform provides OEMs the opportunity to create new revenue streams and facilitates an open ecosystem of services around the vehicle. This enables the utilization of vast amounts of data that vehicles generate daily and that OEMs store and maintain.

As part of its proprietary data platform, Otonomo has developed a robust suite of SaaS offerings that provide both OEMs and service providers with additional capabilities, and that incorporate vertically specific applications to meet different privacy, regulation, storage, visualization and data insight needs.

Privacy by design and neutrality are at the core of Otonomo’s platform, which enables compliance with regulations such as GDPR, CCPA, and other vehicle specific regulations, such as the EU requirement/directive that OEMs share connected car data with third parties or the Massachusetts’ Right to Repair Act allowing access to vehicle data for maintenance and repair purposes.

Otonomo generates the majority of its revenue from fees charged to customers based on data points consumed through its platform. Otonomo also generates revenue through services relating to proprietary features through its platform.

Otonomo’s customers typically enter into contractual arrangements with terms up to three-years. Otonomo charges these customers based on data points consumed or per VIN per month. Some customers, especially smaller organizations, consume data points on Otonomo’s platform through the self-serve platform on an on-demand basis for which Otonomo charges based on data points or trips consumed.

Otonomo’s go-to-market strategy is focused on expanding its access to data through partnering with OEMs, fleets and other data providers, acquiring new customers and driving continued use of Otonomo’s platform for existing customers.

Otonomo pursues strategic partnerships with OEMs, fleets and other data providers through a dedicated team segmented by geographical regions. Otonomo focuses its selling efforts on organizations of various sizes, within specific customer segments, and licenses access to Otonomo’s platform through a direct sales force which is segmented by geographical regions.

Otonomo’s platform is used globally by organizations of all sizes across a broad range of industries. As of December 31, 2020, Otonomo had 22 total customers, increasing from 4 as of December 31, 2019. For the year ended December 31, 2019, Otonomo had three customers that accounted for 12%, 20% and 63%, respectively, of its revenues. For the year ended December 31, 2020, Otonomo had two customers, a leading mapping service provider and Mitsubishi, that accounted for approximately 12% and 30%, respectively, of its revenues.

Mitsubishi accounted for approximately 30% of Otonomo’s revenues for the year ended December 31, 2020. Otonomo has entered into two agreements with Mitsubish pursuant to which revenue was generated during 2020: (a) a standard Vehicle-Data Marketplace Agreement (the “Marketplace Agreement”) and (b) an IOT HUB Software License Agreement (the “IOT Agreement”).

The Marketplace Agreement governs Mitsubishi’s use of Otonomo’s vehicle-data marketplace platform and Otonomo’s rights to commercialize Mitsubishi’s commercial data. The Marketplace Agreement expires in June 2023 and either party may terminate the agreement upon six months prior written notice. In addition, either party may terminate certain provisions of the Marketplace Agreement relating to data details and specifications upon three months prior written notice. The agreement also contains customary mutual provisions relating to warranties, privacy and indemnification.

In accordance with the terms of the IOT Agreement, Otonomo’s server software services and interface software enables the application or service developed by Mitsubishi to access and communicate its vehicle data to Otonomo’s vehicle-data marketplace platform and allows Otonomo to commercialize Mitsubishi’s data to its data customers through the marketplace platform. The IOT Agreement terminates concurrently with the Marketplace Agreement. Pursuant to the IOT Agreement, Mitsubish pays Otonomo a base annual fee with additional fees to be paid based on the number of active users on the marketplace platform. The IOT Agreement also contains customary mutual provisions relating to representations and warranties, indemnification and confidentiality.

Business Combination and Public Company Costs

On January 31, 2021, Otonomo entered into the Business Combination Agreement with SWAG and Merger Sub. Pursuant to the Business Combination Agreement, Merger Sub, a wholly owned subsidiary of Otonomo, will merge with and into SWAG with SWAG surviving the merger. As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, SWAG will become a wholly owned subsidiary of Otonomo, with the securityholders of SWAG becoming securityholders of Otonomo.

Under both the no redemption and maximum redemption scenarios, the merger will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Otonomo has been determined to be the accounting acquirer. The combined entity will be the successor SEC registrant, meaning that Otonomo’s financial statements for previous periods will be disclosed in the registrant’s future periodic reports filed with the SEC.

As a consequence of the Business Combination, the Otonomo ordinary shares will be registered under the Exchange Act and listed on Nasdaq, which will require Otonomo to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. Otonomo expects to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.

Key Factors Affecting Otonomo’s Performance

Expanding Otonomo’s Data Supplier Base

Otonomo currently has 16 OEM agreements. In addition to data provided by these OEMs Otonomo receives data from fleet operators and TSPs. Otonomo believes that there is an opportunity to expand its data supplier base by entering into partnership relationships with additional OEMs, fleet operators and TSPs and to expand its existing OEM relationships with new series models and geographies. Furthermore, Otonomo sees an opportunity to add new types of data suppliers (e.g., light construction vehicles) to further differentiate its platform and drive additional data consumption by its customers.

Adoption of Otonomo’s Platform

Otonomo’s future success depends in a large part on the market adoption of its platform. While Otonomo sees growing demand for its platform, particularly from large enterprises, seeking easy access to rich, secure and compliant vehicle data on which to base value-added services they wish to develop and market, to their customers. While this makes it difficult to predict customer adoption rates and future demand, Otonomo believes that the benefits of its platform put it in a strong position to capture the significant market opportunity ahead.

Expanding Within Otonomo’s Existing Customer Base

Otonomo’s diverse base of customers represents a significant opportunity for further consumption of the data within its platform. While Otonomo has seen a rapid increase in the number of its customers, Otonomo believes that there is a substantial opportunity to expand the usage of its platform within its existing customers. Otonomo plans to continue investing in its direct sales force to encourage increased data consumption and adoption of new use cases among its existing customers.

Once deployed, Otonomo’s customers often expand their use of its platform more broadly within the enterprise and across their ecosystem of customers and partners as they identify new use cases and realize the benefits of its platform.

In any given period, there is a risk that customer consumption of Otonomo’s platform will be lower than Otonomo expects, which may cause fluctuations in Otonomo’s revenue and results of operations. Otonomo’s ability to increase usage of its platform by existing customers, and, in particular, by large enterprise customers, will depend on a number of factors, including its customers’ satisfaction with its platform, competition, pricing, availability and quality of data, overall changes in Otonomo’s customers’ spending levels and the effectiveness of Otonomo’s efforts to help its customers realize the benefits of its platform.

Acquiring New Customers

Otonomo believes there is a substantial opportunity to further grow its customer base by continuing to make significant investments in sales, marketing and brand awareness. Otonomo’s ability to attract new customers will depend on a number of factors, including its success in recruiting and scaling its sales and marketing organization and competitive dynamics in its target markets. Otonomo intends to expand its direct sales force, with a focus on increasing sales in targeted geographies and customer segments. Otonomo may not achieve anticipated revenue growth from expanding its sales force to focus on large enterprises if it is unable to hire, develop, integrate, and retain talented and effective sales personnel; if its new and existing sales personnel are unable to achieve desired productivity levels in a reasonable period of time; or if its sales and marketing programs are not effective.

Investing in Growth and Scaling our Business

Otonomo is focused on its long-term revenue potential. Otonomo believes that its market opportunity is large, and Otonomo will continue to invest significantly in scaling across all organizational functions in order to grow its operations both domestically and internationally. Otonomo has a history of introducing successful new features and capabilities on its platform, and it intends to continue to invest heavily to grow its business to take advantage of its expansive market opportunity rather than optimize for profitability or cash flow in the near future.

Key Business Metric

Otonomo monitors the key business metric set forth below to help it evaluate its business and growth trends, establish budgets, measure the effectiveness of its sales and marketing efforts, and assess operational efficiencies. The calculation of the key metric discussed below may differ from other similarly titled metrics used by other companies, securities analysts or investors.

Number of OEM Data Agreements

Otonomo will continue to monitor the number of direct and indirect agreements with OEM entities for different sets of data and SaaS. The number of agreements with OEMs will directly impact the results of operations, including revenues and gross margins for the foreseeable future.

Impact of COVID-19

The COVID-19 pandemic began causing general business disruption worldwide in January 2020. The full extent to which the COVID-19 pandemic will directly or indirectly impact Otonomo’s business, results of operations, cash flows and financial condition will depend on future developments that are highly uncertain and cannot be accurately predicted. Otonomo has experienced, and may continue to experience, a modest adverse impact on certain parts of its business following the implementation of shelter-in-place orders to mitigate the outbreak of COVID-19, including a lengthening of the sales cycle for some prospective customers and delays in the delivery of professional services and trainings to Otonomo’s customers. Otonomo has also experienced, and may continue to experience, a modest positive impact on other aspects of its business, including an increase in consumption of its platform by existing customers.

Moreover, Otonomo has seen slower growth in certain operating expenses due to reduced business travel, deferred hiring for some positions and the virtualization or cancellation of customer and employee events. While a reduction in operating expenses may have an immediate positive impact on Otonomo’s results of operations, Otonomo does not yet have visibility into the full impact this will have on its business. Otonomo cannot predict how long it will continue to experience these impacts as shelter-in-place orders and other related measures are expected to change over time. Its results of operations, cash flows, and financial condition have not been adversely impacted to date. However, as certain of Otonomo’s customers or partners experience downturns or uncertainty in their own business operations or revenue resulting from the spread of COVID-19, they may continue to decrease or delay their spending, request pricing discounts, or seek renegotiations of their contracts, any of which may result in decreased revenue and cash receipts for Otonomo. In addition, Otonomo may experience customer losses, including due to bankruptcy or Otonomo’s customers ceasing operations, which may result in an inability to collect accounts receivable from these customers. In addition, in response to the spread of COVID-19, Otonomo has required substantially all of its employees to work remotely to minimize the risk of the virus to its employees and the communities in which it operates. Otonomo may take further actions as may be required by government authorities or that it determines are in the best interests of its employees, customers, and business partners.

The global impact of COVID-19 continues to rapidly evolve, and Otonomo will continue to monitor the situation and the effects on its business and operations closely. Otonomo does not yet know the full extent of potential impacts on its business or operations or on the global economy as a whole, particularly if the COVID-19 pandemic continues and persists for an extended period of time. Given the uncertainty, Otonomo cannot reasonably estimate the impact on its future results of operations, cash flows, or financial condition. For additional details, see the section titled “Risk Factors.”

Components of Results of Operations

Revenue

Otonomo derives its revenues from subscription revenues, which are comprised of subscription fees from customers accessing Otonomo’s enterprise cloud computing services (“SaaS subscriptions”).

Otonomo elected to adopt Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), effective as of January 1, 2018, utilizing the full retrospective method of adoption. Accordingly, the consolidated financial statements for the years ended December 31, 2019 and 2020 are presented under ASC 606. Under ASC 606, Otonomo determines revenue recognition through the following five-step framework:

•	identification of the contract, or contracts, with a customer;

•	identification of the performance obligations in the contract;

•	determination of the transaction price;

•	allocation of the transaction price to the performance obligations in the contract; and

•	recognition of revenue when, or as, Otonomo satisfies a performance obligation.

Otonomo’s SaaS subscriptions revenues consist primarily of fees to provide Otonomo’s customers access to its cloud-based platform, which includes routine customer support. Subscription service contracts do not provide customers with the right to take possession of the software, are cancelable, and do not contain general rights of return. Generally, subscription revenues are recognized ratably over the contractual term of the arrangement, beginning on the date that the service is made available to the customer.

Subscription contracts typically have a term of one to three years and based on fixed-fee or a pay per use basis. For fixed-fee basis contracts, invoicing occurring in annual or monthly installments at the beginning of each year of the subscription period or at the end of each month, respectively. For pay per use basis contracts, Otonomo applies the ‘as-invoiced’ practical expedient that permits Otonomo to recognize revenue in the amount to which it has a right to invoice the customer.

Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the services either on their own or together with other resources that are readily available from third parties or from Otonomo, and are distinct in the context of the contract, whereby the transfer of the services is separately identifiable from other promises in the contract.

Otonomo provides access to its cloud-hosted software, without providing the customer with the right to take possession of its software, which Otonomo considers to be a single performance obligation.

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. For contracts that contain multiple performance obligations, Otonomo allocates the transaction price for each contract to each performance obligation based on the relative standalone selling price for each performance obligation. In instances where performance obligations do not have observable standalone sales, Otonomo utilizes available information that may include market conditions, pricing strategies, the economic life of the software, and other observable inputs or uses the expected cost-plus margin approach to estimate the price Otonomo would charge if the products and services were sold separately.

Incremental costs of obtaining a contract that are eligible to capitalization, were immaterial during the reported periods.

Contract assets consist of unbilled accounts receivable, which occur when a right to consideration for Otonomo’s performance under the customer contract occurs before invoicing to the customer. The amount of unbilled accounts receivable included within accounts receivable, net on the consolidated balance sheets was immaterial for the periods presented.

Contract liabilities consist of deferred revenue. Revenue is deferred when Otonomo invoices in advance of performance under a contract. The current portion of the deferred revenue balance is recognized as revenue during the 12-month period after the balance sheet date.

Allocation of Overhead Costs

Overhead costs that are not substantially dedicated for use by a specific functional group are allocated based on headcount. Such costs include costs associated with office facilities, depreciation of property and equipment, and IT-related personnel and other expenses, such as software and subscription services.

Cost of Services

Cost of services consists primarily of expenses related to purchase of data from data suppliers, amounts paid to data suppliers under revenue sharing or fixed price arrangements, third-party cloud infrastructure expenses incurred in connection with Otonomo’s customers’ use of Otonomo’s platform and the maintenance of Otonomo’s platform on public clouds, including different regional deployments, and personnel-related costs associated with customer support and professional services, including salaries, benefits, bonuses and share-based compensation. Cost of services also includes allocated overhead costs.

Otonomo intends to continue to invest additional resources in its platform infrastructure and its customer support and professional services organizations to support the growth of its business. Some of these investments, including certain data purchase costs, support costs and costs of expanding its business internationally, are incurred in advance of generating revenue, and the failure to generate anticipated revenue or fluctuations in the timing of revenue could affect Otonomo’s gross margin from period to period.

Operating Expenses

Otonomo’s operating expenses consist of sales and marketing, research and development, and general and administrative expenses. Personnel costs are the most significant component of operating expenses and consist of salaries, benefits, bonuses, share-based compensation, and sales commissions. Operating expenses also include allocated overhead costs.

Research and Development

Research and development expenses consist primarily of personnel-related expenses associated with Otonomo’s research and development and product development teams, including salaries, benefits, bonuses, and share-based compensation. Research and development expenses also include contractor or professional services fees, third-party cloud infrastructure expenses incurred in developing Otonomo’s platform, and computer equipment, software, and subscription services dedicated for use by its research and development and organization. Otonomo expects that its research and development expenses will increase in absolute dollars as its business grows, particularly as Otonomo incurs additional costs related to continued investments in its platform and SaaS products. However, Otonomo expects that its research and development expenses will decrease as a percentage of its revenue over time.

Sales and Marketing

Sales and marketing expenses consist primarily of personnel-related expenses associated with Otonomo’s sales and marketing staff, including salaries, benefits, bonuses, share-based compensation and travel. Marketing expenses also include third-party software tools required for marketing automation and consulting and advertising costs. Otonomo expects these costs to increase over time as the market expands and additional tools are implemented. Prior to the disruption of international travel caused by the COVID-19 pandemic beginning in January 2020, sales and marketing expenses also included international travel of personnel and expenses related to trade shows and other marketing events. Otonomo expects that its sales and marketing expenses will increase in absolute dollars as Otonomo grows its business. However, Otonomo expects that its sales and marketing expenses will decrease as a percentage of its revenue over time.

General and Administrative

General and administrative expenses consist primarily of personnel-related expenses for Otonomo’s finance, legal, human resources, facilities, and administrative personnel, including salaries, benefits, bonuses, and share-based compensation. General and administrative expenses also include external legal, accounting, bookkeeping and other professional services fees, software and subscription services dedicated for use by Otonomo’s general and administrative functions, and other corporate expenses. General and administrative expenses also include allocated overhead costs.

Following the closing of this Business Combination, Otonomo expects to incur additional expenses as a result of becoming a public company, including costs to comply with the rules and regulations applicable to companies listed on a national securities exchange, costs related to compliance and reporting obligations, and increased expenses for insurance, investor relations, and professional services. Otonomo expects that its general and administrative expenses will increase in absolute dollars as its business grows but will decrease as a percentage of its revenue over time.

Financial Income (Expense), Net

Financial income (expense), net consists primarily of interest income earned on Otonomo’s cash equivalents and short-term and long-term investments and currency related adjustments. Additionally, in 2020, adjustments related to changes in value of Otonomo’s warrants for redeemable convertible preferred shares were charged to financial expenses.

Provision for (Benefit from) Income Taxes

Provision for (benefit from) income taxes consists primarily of income taxes in certain foreign and state jurisdictions in which Otonomo conducts business. Valuation allowances are provided when necessary to reduce deferred tax assets to the amount more likely than not to be realized.

Results of Operations

The results of operations presented below should be reviewed in conjunction with the consolidated financial statements and notes included elsewhere in this proxy statement/prospectus. The following table sets forth Otonomo’s consolidated results of operations data for the periods presented:

Comparison of the Years Ended December 31, 2019 and December 31, 2020

Revenue

	Year Ended December 31,		Change	Change
	2019	2020	$	%
		(dollars in thousands)
Total	$129	$394	$265	205%

Revenue increased by approximately $265 thousand, or 205%, to approximately $394 thousand for 2020, from approximately $129 thousand for 2019, primarily due to the launch of Otonomo’s active marketplace in 2020, the increase in onboarding OEM data, the development of SaaS features and Otonomo’s increase in total customers from 4 as of December 31, 2019 to 22 as of December 31, 2020.

Cost of Services and Gross Margin

	Year Ended December 31,		Change $	Change %
	2019	2020
	(dollars in thousands)
Cost of services	$1,191	$1,235	$44	4%
Gross margin	(823)%	(213)%

Cost of services increase by approximately $44 thousand, or 4%, to approximately $1,235 thousand for 2020, from approximately $1,191 thousand for 2019. The increase in cost of services was primarily due to increases in revenue together with decreases in fixed payments to Otonomo’s data providers and the renewal of contracts with revenue-sharing terms. Gross margin increased from (823)% for 2019 to (213)% for 2020. The decrease was primarily due to the increase in revenues and decrease in fixed-price payments to data providers.

Operating Expenses

	Year Ended December 31,		Change $	Change %
	2019	2020
	(dollars in thousands)
Research and development	$8,237	$8,634	$397	5%
Sales and marketing	8,108	5,213	(2,895)	(36)%
General and administrative	2,852	2,540	(312)	(11)%

Total operating expenses	$19,197	$16,387	$2,810	(15)%

Research and Development

Research and development expenses increased by approximately $397 thousand, or 5%, to approximately $8,634 thousand for 2020, from approximately $8,237 thousand for 2019. The increase was primarily attributable to an increase in employee headcount related expenses and an increase in IT software.

Sales and Marketing

Sales and marketing expenses decreased by approximately $2,895 thousand, or 36%, to approximately $5,213 thousand for 2020 from approximately $8,108 thousand for 2019. The decrease was primarily attributable to headcount related expenses, and decreases in expenses associated with travel and tradeshows due to COVID-19.

General and Administrative

General and administrative expenses decreased by approximately $312 thousand, or 11%, to approximately $2,540 thousand for 2020 from approximately $2,852 thousand for 2019. The decrease was primarily attributable to a decrease in travel expenses due to COVID-19 and a reduction in professional fees.

Financial (Expense) Income, Net

	Year Ended December 31,		Change $	Change %
	2019	2020
	(dollars in thousands)
Financial (Expense) Income, Net	$1,226	$(2,737)	$(3,963)	(323)%

Financial expense was $2,737 thousand in 2020 compared to financial income of $1,226 thousand in 2019. The decrease was primarily related to a change in the value of the warrants in the amount of $3,271 thousand.

Liquidity and Capital Resources

Since inception, Otonomo has financed its operations primarily through proceeds received from sales of equity securities and payments received from its customers as further detailed below. As of December 31, 2020, and 2019, Otonomo’s principal sources of liquidity were cash, cash equivalents, and short-term and long-term investments totaling $27,613 and $22,096, respectively. Its investments consist of US and Israeli deposits.

Otonomo believes that its existing cash, cash equivalents, and short-term and long-term investments will be sufficient to support working capital and capital expenditure requirements for at least the next 12 months. Otonomo’s future capital requirements will depend on many factors, including its revenue growth rate, the timing and the amount of cash received from customers, the expansion of sales and marketing activities, the timing and extent of spending to support development efforts, the price at which Otonomo is able to purchase public cloud capacity, expenses associated with its international expansion, the introduction of platform enhancements, and the continuing market adoption of its platform. In the future, Otonomo may enter into arrangements to acquire or invest in complementary businesses, products, and technologies. Otonomo may be required to seek additional equity or debt financing. In the event that Otonomo requires additional financing, it may not be able to raise such financing on terms acceptable to us or at all. If Otonomo is unable to raise additional capital or generate cash flows necessary to expand its operations and invest in continued innovation, Otonomo may not be able to compete successfully, which would harm its business, results of operations, and financial condition.

The following table shows a summary of Otonomo’s cash flows for the periods presented:

	Year Ended December 31,
(dollars in thousands)	2019	2020
Net cash used in operating activities	$(17,304)	$(14,135)
Net cash provided by (used in) investing activities	$9,979	$(1,832)
Net cash provided by financing activities	$2,736	$20,100

Net increase (decrease) in cash and cash equivalents and short-term restricted bank deposits	$(4,589)	$4,133

Operating Activities

Otonomo’s primary uses of cash from operating activities are for personnel-related expenses, sales and marketing expenses, third-party cloud infrastructure expenses and overhead expenses. Otonomo has generated negative cash flows and has supplemented working capital through net proceeds from the sale of equity securities.

Cash used in operating activities mainly consist of Otonomo’s net loss adjusted for certain non-cash items, including share-based compensation, change in the value of the warrants, depreciation expenses and changes in operating assets and liabilities during each period.

During the fiscal years ended December 31, 2020 and 2019, net cash used in operating activities was approximately $14.1 million and 17.3 million, respectively. The primary factors affecting operating cash flows during these periods were net losses of approximately $20.0 million and $19.1 million during the fiscal years ended December 31, 2020 and December 31, 2019, respectively, as well as non-cash charges of approximately $4.7 million and approximately $2.0 million during the fiscal years ended December 31, 2020 and December 31, 2019, respectively.

Investing Activities

Cash provided by investing activities during the fiscal year ended December 31, 2020 was $(1,832) thousand as a result of net release of short-term investments of $(1,393) thousand and purchases of property and equipment to support additional office facilities of $(420) thousand.

Cash used in investing activities during the fiscal year ended December 31, 2019 was $9,979 thousand as a result of net purchases of investments of $10,263 thousand and purchases of property and equipment to support additional office facilities of $(177) thousand.

Financing Activities

Cash provided by financing activities for the fiscal years ended December 31, 2020 and December 31, 2019 was $20,100 thousand and $2,736 thousand, respectively, primarily as a result of proceeds from the issuance of equity securities.

Contractual Obligations and Commitments

The following table summarizes Otonomo’s contractual obligations as of December 31, 2020:

	(in thousands)
	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Operating lease obligation (1)	$964	$482	$482	$—	$—

Total	$964	$482	$482	$—	$—

(1)

Primarily represents future minimum lease payments under our non-cancelable operating lease which expires in 2022. The minimum lease payments above do not include any related common area maintenance charges, operating expenses or real estate taxes.

Quantitative and Qualitative Disclosures about Market Risk

Otonomo is exposed to market risk in the ordinary course of its business. Market risk represents the risk of loss that may impact Otonomo’s financial position due to adverse changes in financial market prices and rates. Otonomo’s market risk exposure is primarily the result of fluctuations in interest rates and foreign currency exchange rates.

Interest Rate Risk

As of December 31, 2020, Otonomo had approximately $27.6 million of cash, cash equivalents, and short-term and long-term investments in a ILS and US linked deposit. In addition, Otonomo had approximately $0.2 million of restricted cash primarily due to outstanding letters of credit established in connection with lease agreements for Otonomo’s facilities and to secure Otonomo’s credit card obligations. Otonomo’s cash, cash equivalents, and short-term and long-term investments are held for working capital purposes. Otonomo does not enter into investments for trading or speculative purposes. A hypothetical 10% increase or decrease in interest rates would have resulted in a decrease of approximately $0.4 million or an increase of approximately $1.5 million in the market value of Otonomo’s cash equivalents, and short-term and long-term investments as of December 31, 2020.

Foreign Currency Exchange Risk

Otonomo’s reporting currency and the functional currency of its wholly owned foreign subsidiaries is the U.S. dollar. Otonomo’s sales are currently denominated in U.S. dollars and Euros, and therefore its Euro dominated revenue is currently subject to significant foreign currency risk. Otonomo’s operating expenses are denominated in the currencies of the countries in which its operations are located, which are primarily in Israel, USA and Germany Otonomo’s consolidated results of operations and cash flows are, therefore, subject to fluctuations due to changes in foreign currency exchange rates and may be adversely affected in the future due to changes in foreign exchange rates. To date, Otonomo has not entered any hedging arrangements with respect to foreign currency risk or other derivative financial instruments, although it may choose to do so in the future. Otonomo does not believe a 10% increase or decrease in the relative value of the U.S. dollar would have a material impact on its operating results.

Critical Accounting Policies and Estimates

Otonomo’s consolidated financial statements and the related notes thereto included elsewhere in this proxy statement/prospectus are prepared in accordance with GAAP. The preparation of consolidated financial statements also requires Otonomo’s to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, costs and expenses, and related disclosures. Otonomo bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances. Actual results could differ significantly from the estimates made by management. To the extent that there are differences between Otonomo’s estimates and actual results, its future financial statement presentation, financial condition, results of operations, and cash flows will be affected.

Otonomo believes that the accounting policies described below involve a substantial degree of judgment and complexity. Accordingly, these are the policies Otonomo believes are the most critical to aid in fully understanding and evaluating its consolidated financial condition and results of operations. For further information, see Note 2 to Otonomo’s consolidated financial statements included elsewhere in this proxy statement/prospectus.

Revenue Recognition

Otonomo accounts for revenue in accordance with Accounting Standards Codification (ASC) Topic 606, Revenue From Contracts With Customers (ASC 606) for all periods presented.

Otonomo’s SaaS subscriptions revenues consist primarily of fees to provide Otonomo’s customers access to its cloud-based platform, which includes routine customer support. Subscription service contracts do not provide customers with the right to take possession of the software, are cancelable, and do not contain general rights of return. Generally, subscription revenues are recognized ratably over the contractual term of the arrangement, beginning on the date that the service is made available to the customer.

Subscription contracts typically have a term of one to three years and based on fixed-fee or a pay per use basis. For fixed-fee basis contracts, invoicing occurring in annual or monthly installments at the beginning of each year of the subscription period or at the end of each month, respectively. For pay per use basis contracts, Otonomo applies the ‘as-invoiced’ practical expedient that permits Otonomo to recognize revenue in the amount to which it has a right to invoice the customer.

Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the services either on their own or together with other resources that are readily available from third parties or from Otonomo, and are distinct in the context of the contract, whereby the transfer of the services is separately identifiable from other promises in the contract.

Otonomo provides access to its cloud-hosted software, without providing the customer with the right to take possession of its software, which Otonomo considers to be a single performance obligation.

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. For contracts that contain multiple performance obligations, Otonomo allocates the transaction price for each contract to each performance obligation based on the relative standalone selling price for each performance obligation. In instances where performance obligations do not have observable standalone sales, Otonomo utilizes available information that may include market conditions, pricing strategies, the economic life of the software, and other observable inputs or uses the expected cost-plus margin approach to estimate the price Otonomo would charge if the products and services were sold separately.

Incremental costs of obtaining a contract that are eligible to capitalization, were immaterial during the reported periods.

Contract assets consist of unbilled accounts receivable, which occur when a right to consideration for Otonomo’s performance under the customer contract occurs before invoicing to the customer. The amount of unbilled accounts receivable included within accounts receivable, net on the consolidated balance sheets was immaterial for the periods presented.

Contract liabilities consist of deferred revenue. Revenue is deferred when Otonomo invoices in advance of performance under a contract. The current portion of the deferred revenue balance is recognized as revenue during the 12-month period after the balance sheet date.

Share-Based Compensation

Otonomo measures share options and other share-based awards granted to its employees, consultants or advisors or its affiliates based on their fair value on the date of the grant and recognizes compensation expense of those awards, over the requisite service period, which is generally the vesting period of the respective award. Otonomo applies the straight-line method of expense recognition to all awards with only service-based vesting conditions.

Otonomo estimates the fair value of each share option grant on the date of grant using the Black-Scholes option-pricing model, which uses as inputs the fair value of the Otonomo ordinary shares and assumptions for the volatility of the Otonomo ordinary shares, the expected term of its share options, the risk-free interest rate for a period that approximates the expected term of its share options and their expected dividend yield.

Determination of the Fair Value of the Otonomo Ordinary Shares

The fair value of the ordinary shares underlying Otonomo’s share-based awards has historically been determined by Otonomo’s board of directors, with input from management and corroboration from contemporaneous third-party valuations. Otonomo believes that its board of directors has the relevant experience and expertise to determine the fair value of its ordinary shares. Given the absence of a public trading market for the Otonomo ordinary shares, and in accordance with the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately Held Company Equity Securities Issued as Compensation, Otonomo’s board of directors exercised reasonable judgment and considered numerous objective and subjective factors to determine the best estimate of the fair value of the Otonomo ordinary shares at each grant date. These factors include:

•	contemporaneous valuations of the Otonomo ordinary shares performed by independent third-party specialists;

•	the prices, rights, preferences, and privileges of the Otonomo preferred shares relative to those of the Otonomo ordinary shares;

•	the lack of marketability inherent in the Otonomo ordinary shares;

•	Otonomo’s actual operating and financial performance;

•	Otonomo’s current business conditions and projections;

•	the history of Otonomo and the introduction of new products;

•	Otonomo’s stage of development;

•	the likelihood of achieving a liquidity event, such as an initial public offering (IPO), a merger, or acquisition of Otonomo, given prevailing market conditions;

•	the operational and financial performance of comparable publicly traded companies; and

•	the U.S. and global capital market conditions and overall economic conditions.

Otonomo’s valuations were prepared in accordance with the guidelines in the Practice Guide, which prescribes several valuation approaches for setting the value of an enterprise, such as the cost, income and market approaches, and various methodologies for allocating the value of an enterprise to the Otonomo ordinary shares. For valuations from June 2016 to February 2020, Otonomo utilized the option pricing backsolve method, or OPM, based upon recent financing rounds of Series Preferred Shares, which Otonomo believed was the most appropriate for each of the valuations of the Otonomo ordinary shares. The OPM treats Otonomo’s security classes as call options on total equity value and allocates its equity value across its security classes based on the rights and preferences of the securities within the capital structure under an assumed liquidation event. The OPM method is used when the range of possible future outcomes is difficult to predict and forecasts would be highly speculative. Otonomo believed this method was the most appropriate given the expectation of various potential liquidity outcomes and the difficulty of selecting appropriate enterprise values given our early stage of development.

For the May 2020 valuation, in valuing the Otonomo ordinary shares, the fair value of Otonomo’s business was determined using the income approach with input from management. The income approach estimates value based on the expectation of future cash flows that a company will generate. These future cash flows are discounted to their present values using a discount rate that is derived from an analysis of the cost of capital of comparable publicly traded companies in Otonomo’s industry or similar business operations as of each valuation date and is adjusted to reflect the risks inherent in Otonomo’s cash flows. The fair value of Otonomo’s business determined by the income approach was then allocated to the ordinary shares using the option-pricing method (OPM).

For the September and December 2020 valuations, Otonomo utilized a hybrid model of two scenarios: (1) M&A and (2) IPO. The M&A scenario was based on the fair value of Otonomo’s business using the income approach with input from management. The IPO scenario was based on various market indications and discussions with potential investors.

Application of these approaches and methodologies involves the use of estimates, judgments, and assumptions that are highly complex and subjective, such as those regarding Otonomo’s expected future revenue, expenses, and future cash flows, discount rates, the selection of comparable public companies, and the probability of and timing associated with possible future events. Changes in any or all of these estimates and assumptions or the relationships between those assumptions impact Otonomo’s valuations as of each valuation date and may have a material impact on the valuation of Otonomo ordinary shares.

Once a public trading market for the Otonomo ordinary shares has been established in connection with the completion of the Business Combination, Otonomo’s board of directors will determine the fair value of each share of underlying ordinary shares based on the closing price of the Otonomo ordinary shares as reported on the date of grant. Future expense amounts for any particular period could be affected by changes in Otonomo’s assumptions or market conditions.

Recently Issued Accounting Pronouncements

See Note 2 to Otonomo’s financial statements included elsewhere in this proxy statement/prospectus for recently issued accounting pronouncements not yet adopted as of the date of this proxy statement/prospectus.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements present the combination of the financial information of SWAG and Otonomo, adjusted to give effect to the Business Combination and consummation of the Transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

SWAG is a blank check company incorporated in Delaware on June 16, 2020. SWAG was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses. At December 31, 2020, there was approximately $172.5 million held in the Trust Account.

Otonomo was incorporated in the state of Israel on December 8, 2015. Otonomo is a leading one-stop shop for vehicle data. Otonomo has built the Otonomo Vehicle Data Platform and marketplace. Otonomo is headquartered in Herzliya, Israel.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2020 assumes that the Transactions occurred on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 present pro forma effect to the Transactions as if they had been completed on January 1, 2020.

The unaudited pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Transactions occurred on the dates indicated. The unaudited pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

This information should be read together with SWAG’s and Otonomo’s audited financial statements and related notes, the sections titled “SWAG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Otonomo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

Under both the no redemption and maximum redemption scenarios, the Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below:

•	Assuming No Redemptions: This presentation assumes that no SWAG stockholders exercise redemption rights with respect to their public shares.

•

Assuming Maximum Redemptions: This presentation assumes that SWAG stockholders holding approximately 16,275,030 shares of Class A Stock will exercise their redemption rights for the approximately $162.8 million of funds in SWAG’s trust account. Otonomo’s obligations under the Business Combination Agreement are subject to having at least $150 million Aggregate Transaction

Proceeds (as such term is defined in the Business Combination Agreement). Furthermore, SWAG will only proceed with the Business Combination if it will have net tangible assets of at least $5.0 million either immediately prior to or upon consummation of the Business Combination.

Description of the Transactions

On January 31, 2021, SWAG entered into the Business Combination Agreement with Otonomo and Merger Sub. Pursuant to the Business Combination Agreement, Merger Sub will merge with and into SWAG, with SWAG surviving the merger. As a result of the Merger, and upon consummation of the Merger and the other transactions contemplated by the Business Combination Agreement, SWAG will become a wholly owned subsidiary of Otonomo, with the securityholders of SWAG becoming securityholders of Otonomo.

Pursuant to the Business Combination Agreement and assuming the Stock Split has occurred, at the Effective Time (a) each share of Class A Stock outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share (b) each share of Class B Stock outstanding immediately prior to the Effective Time will be exchanged for one Otonomo ordinary share, (c) each SWAG warrant outstanding immediately prior to the Effective Time will be assumed by Otonomo and will become an Otonomo warrant, with the number of Otonomo ordinary shares underlying the Otonomo warrants and the exercise price of such Otonomo warrants subject to adjustment in accordance with the Business Combination Agreement in the event of a stock split, share dividend or distribution, or any change in Otonomo’s share capital by reason of any split-up reverse stock split, recapitalization, combination, reclassification, exchange of shares and (d) each outstanding Otonomo preferred share will be converted into one Otonomo ordinary share, in each case less any applicable withholding taxes.

PIPE

Concurrently with the execution of the Business Combination Agreement, Otonomo and the PIPE Investors entered into the Subscription Agreements providing for the purchase by the PIPE Investors at the Effective Time of an aggregate of 14,250,000 Otonomo ordinary shares at a price per share of $10.00 for gross proceeds to the Company of $142,500,000. The price per share to be paid by the PIPE Investors pursuant to the Subscription Agreements assumes the consummation of the Stock Split. The closing of the PIPE is conditioned upon the consummation of the transactions contemplated by the Business Combination Agreement.

Share Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, Otonomo and the Selling Shareholders entered into the Share Purchase Agreement with the Secondary PIPE Investors pursuant to which the Secondary PIPE Investors have agreed to purchase, and the Selling Shareholders have agreed to sell to the Secondary PIPE Investors, an aggregate of 3,000,000 Otonomo ordinary shares, at a purchase price of $10.00 per share, for an aggregate purchase price of $30,000,000, which price per share and aggregate purchase price assume that Otonomo has effected the Stock Split prior to the Effective Time. The obligations to consummate the transactions contemplated by the Share Purchase Agreement are conditioned upon, among other things, the consummation of the transactions contemplated by the Business Combination Agreement.

Consideration.

The following represents the aggregate merger consideration under the no redemption and maximum redemption scenarios, assuming no Otonomo warrants issued to SWAG warrant holders in accordance with the Business Combination Agreement have been exercised:

	Assuming no redemption		Assuming maximum redemption
(in thousands, except share amounts) (a)	Purchase Price	Shares Issued	Purchase Price	Shares Issued
Share Consideration to SWAG	$172,500	21,562,500	$5,000	5,287,470
PIPE subscription(b)	$142,500	14,250,000	$142,500	14,250,000

(a)	The value of ordinary shares is reflected at $10 per share, assuming the consummation of the expected Stock Split.
(b)	The value of ordinary shares represents the amount not including the share purchase agreement.

The following summarizes the unaudited pro forma Otonomo ordinary shares outstanding under the no redemption and maximum redemption scenarios, assuming no Otonomo warrants issued to SWAG warrant holders in accordance with the Business Combination Agreement have been exercised:

Ownership

	Assuming No Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%
Total Otonomo
SWAG	21,562,500	17%	5,287,470	5%
Existing Otonomo Shareholders(c)	92,576,550	70%	92,576,550	80%
PIPE Shares	14,250,000	11%	14,250,000	12%
PIPE Secondary(c)	3,000,000	2%	3,000,000	3%

Total Company Ordinary Shares Outstanding at Closing	131,389,050	100%	115,114,020	100%

(c)	The ordinary shares represents the amount after secondary pipe transaction

The following unaudited pro forma condensed combined balance sheet as of December 31, 2020, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 is based on the historical financial statements of SWAG and Otonomo. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF December 31, 2020

(in thousands, assuming maximum redemption)

	as of December 31, 2020					as of December 31, 2020
	Otonomo (Historical)	SWAG II (Historical)	Pro Forma Adjustments			Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$14,813	$1,003	$147,501	(A	)	$163,317
Short term investments	12,800	—	—			12,800
Restricted Cash	171	—	—			171
Account receivables	108	—	—			108
Other receivables and prepaid expenses	206	185	—			391

Total current assets	28,098	1,188	147,501			176,787
NON-CURRENT ASSETS:
Property and Equipment, net	625	—	—			625
Other long term assets	202	—	—	(B	)	202
Cash and securities held in Trust Account	—	172,503	(172,503)			—

Total non-current assets	827	172,503	(172,503)			827
TOTAL ASSETS	$28,925	$173,691	$(25,002)			$177,614

LIABILITIES
CURRENT LIABILITIES:
Account payables	$343	$233	$—			$576
Other Payables and accrued expenses	2,655	—	35,500	(D	)	38,155
Deferred revenue	265	—	—			265
Warrants for redeemable convertible preferred shares	7,731	—	(7,731)	(J	)	—

Total Current Liabilities	10,994	233	27,769			38,996
Deferred underwriting fee payable	—	6,037	(6,037)			—
Warrant liability	—	18,820	—			18,820

Total Long Term Liabilities	—	24,857	(6,037)			18,820

Redeemable convertible preferred shares	77,702	1	(77,703)	(F	)	—
Class A common stock subject to possible redemption	—	143,601	(143,601)	(G	)	—
SHAREHOLDERS’ EQUITY (DEFICIT):
Ordinary shares	—	—	—			—
Additional Paid-In Capital	10,357	9,361	173,208	(H	)	192,926
Accumulated Deficit	(70,128)	(4,362)	1,362	(K	)	(73,128)

Total Shareholders’ Equity (Deficit)	(59,771)	4,999	174,570			119,798

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$28,925	$173,691	$(25,002)			$177,614

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF December 31, 2020

(in thousands, assuming no redemption)

	as of December 31, 2020					as of December 31, 2020
	Otonomo (Historical)	SWAG II (Historical)	Pro Forma Adjustments			Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$14,813	$1,003	$315,003	(A	)	$330,819
Short term investments	12,800	—	—			12,800
Restricted Cash	171	—	—			171
Account receivables	108	—	—			108
Other receivables and prepaid expenses	206	185	—			391

Total current assets	28,098	1,188	315,003			344,289
NON-CURRENT ASSETS:
Property and Equipment, net	625	—	—			625
Other long term assets	202	—	—	(B	)	202
Cash and securities held in Trust Account	—	172,503	(172,503)			—

Total non-current assets	827	172,503	(172,503)			827
TOTAL ASSETS	$28,925	$173,691	$142,500			$345,116

LIABILITIES
CURRENT LIABILITIES:
Account payables	$343	$233	$—			$576
Other Payables and accrued expenses	2,655	—	35,500	(D	)	38,155
Deferred revenue	265	—	—			265
Warrants for redeemable convertible preferred shares	7,731	—	(7,731)	(J	)	—

Total Current Liabilities	10,994	233	27,769			38,996
Deferred underwriting fee payable	—	6,037	(6,037)			—
Warrant liability	—	18,820	—			18,820

Total Long Term Liabilities	—	24,857	(6,037)			18,820

Redeemable convertible preferred shares	77,702	1	(77,703)	(F	)	—
Class A common stock subject to possible redemption	—	143,601	(143,601)	(G	)	—
SHAREHOLDERS’ EQUITY (DEFICIT):
Ordinary shares	—	—	—			—
Additional Paid-In Capital	10,357	9,361	340,710	(H	)	360,428
Accumulated Deficit	(70,128)	(4,362)	1,362	(K	)	(73,128)

Total Shareholders’ Equity (Deficit)	(59,771)	4,999	342,072			287,300

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$28,925	$173,691	$142,500			$345,116

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED December 31, 2020

(in thousands, except share and per share data)

	For the year ended December 31, 2020
	Otonomo	SWAGII	Pro Forma Adjustments			Pro Forma Combined
Revenues	$394	$—	$—			$394
Cost of Revenues	1,235	—	—			1,235

Gross Loss	841	—	—			841
Operating Expenses:
Research and Development	8,634	—	560			9,194
Sales and Marketing	5,213	—	700			5,913
General and Administrative	2,540	1,497	1,740			5,777

Total Operating Expenses	16,387	1,497	3,000	(K	)	20,884

Operating Loss	17,228	1,497	3,000			21,725
Financial expenses (income), net	2,737	2,865	3	AAA		5,605

Loss before Taxes	19,965	4,362	3,003			27,330
Taxes on Income	76	—	—			76

Net Loss	$20,041	$4,362	$3,003			$27,406

Net loss per share attributable to ordinary shareholders, basic and diluted	(0.21)	(0.82)
Weighted-average ordinary shares outstanding, basic and diluted	94,018,974	5,349,259
Pro forma net loss per share attributable to ordinary shareholders, basic and diluted (assuming max redemption)						(0.24)
Pro forma weighted average ordinary shares outstanding, basic and diluted (assuming max redemption)						113,556,444
Pro forma net loss per share attributable to ordinary shareholders, basic and diluted (assuming no redemption)						(0.21)
Pro forma weighted average ordinary shares outstanding, basic and diluted (assuming no redemption)						129,831,474

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transaction and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2020 is based on the historical financial statements of Otonomo and SWAG . The transaction accounting adjustments for the transaction consist of those necessary to account for the transaction.

The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

Otonomo and SWAG did not have any historical relationship prior to the Transaction. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020, assumes that the Transactions occurred on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, presents pro forma effect to the Transactions as if they had been completed on January 1, 2020.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 has been prepared using, and should be read in conjunction with, the following:

•	SWAG ’s condensed balance sheet as of December 31, 2020, and the related notes for year ended December 31, 2020, included elsewhere in this proxy statement/prospectus; and

•	Otonomo condensed consolidated balance sheet as of December 31, 2020, and the related notes for the year ended December 31, 2020 included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:

•	SWAG ’s condensed statement of operations for the year ended December 31, 2020 and the related notes included elsewhere in this proxy statement/prospectus; and

•	Otonomo condensed consolidated statements of operations for the year ended December 31, 2020 and the related notes included elsewhere in this proxy statement/prospectus.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Transactions.

The pro forma adjustments reflecting the consummation of the Transactions are based on certain currently available information and certain assumptions and methodologies that Otonomo believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Otonomo believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Post-Combination Company. They should be read in conjunction with the historical financial statements and notes thereto of SWAG and Otonomo.

2. Accounting Policies

Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Post-Combination Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transactions and has been prepared for informational purposes only. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the Company upon consummation of the Merger. SWAG and Otonomo have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the Post-Combination Company filed consolidated income tax returns during the period presented.

The unaudited pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Otonomo’s shares outstanding, assuming the Transactions occurred on January 1, 2020.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2020 are as follows:

(A)	Represents pro forma adjustments to the cash balance to reflect in case of no redemption the following:

	(in thousands)
Reclassification of Marketable securities held in Trust Account	$172,503	(B	)
Proceeds from PIPE	142,500	(E	)

	$315,003	(A	)

Or the following in case of maximum redemption

	(in thousands)
Reclassification of Marketable securities held in Trust Account	$5,001	(C	)
Proceeds from PIPE	142,500	(E	)

	$147,501	(A	)

(B)	Reflects the reclassification of $172.5 million of marketable securities held in the Trust Account that becomes available following the Business Combination or redeemed in case of maximum redemption.

(C)	Reflects the reclassification of $5.0 million of marketable securities held in the Trust Account that becomes available following the Business Combination in the case of maximum redemption.

(D)	Represents transaction costs of approximately $26.5 million incurred by Legacy Otonomo in consummating the transaction

(E)	Reflects the proceeds of $142.5 million from the issuance and sale of 14,250,000 shares of Common Stock at $10.00 per share in a private placement pursuant to the Subscription Agreements.

(F)	Reflects the conversion of 62,914,408 Legacy Otonomo convertible preferred shares into 62,914,408 Legacy Otonomo ordinary shares.

(G)

Reflects the reclassification of $143.6 million related to Common Stock subject to possible redemption to permanent equity, in case of no redemption, or the redeemed value in case of maximum redemption.

(H)	Represents pro forma adjustments to additional paid-in capital to reflect in case of no redemption the following:

Payment of transaction fees for Legacy Otonomo	$(26,463)	(D	)
Issuance of Common Stock from PIPE	142,500	(E	)
Conversion of Legacy Otonomo preferred stock to Legacy Otonomo common stock	77,703	(F	)
Reclassification of Common Stock subject to redemption	143,601	(G	)
Reclassification of Warrants from Liability to APIC	7,731	(J)
Reclassification of SWAG expenses	(4,362)	(I	)

	340,710	(H	)

Represents pro forma adjustments to additional paid-in capital balance to reflect the following case of maximum redemption:

Payment of transaction fees for Legacy Otonomo	$(26,463)	(D	)
Issuance of Common Stock from PIPE	142,500	(E	)
Conversion of Legacy Otonomo preferred stock to Legacy Otonomo common stock	77,703	(F	)
Reclassification of Common Stock subject to redemption	(23,901)	(G	)
Reclassification of Warrants from Liability to APIC	7,731	(J	)
Reclassification of SWAG expenses	(4,362)	(I	)

	$173,208	(H	)

(I)	Represents the amount of the formation and operating costs recorded in SWAG.

(J)	Reflects the automatic exercise of 1,179,231 warrants to Legacy Otonomo convertible preferred shares into 1,179,231 Legacy Otonomo ordinary shares upon the consummation of an IPO.

(K)

Reflects new compensation arrangements executed with six key executives in connection with the Business Combination, resulting in a one-time bonuses of $3.0 million for these executives, which will be payable upon closing of the Business Combination and vested within a period of one year.

4. Loss per Share

Net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Transactions, assuming the shares were outstanding since January 1, 2020. As the Transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Transactions have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption for the year ended December 31, 2020:

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.

	Year Ended December 31, 2020
	Assuming no redemption	Assuming maximum redemption
Pro forma net loss (in thousands)	$(27,406)	$(27,406)
Weighted average shares outstanding—basic and diluted	129,831,474	113,556,444
Net loss per share—basic and diluted(1)	(0.21)	(0.24)
Weighted average shares outstanding—basic and diluted
SWAG Public Stockholders	17,250,000	974,970
Holders of SWAG Sponsor Shares	4,312,500	4,312,500
PIPE Investors	14,250,000	14,250,000
Legacy Otonomo stockholders(2)	30,668,412	30,668,412
Legacy Otonomo Converted preferred shares(2)	62,319,947	62,319,947
Legacy Otonomo Converted warrants(2)	1,030,615	1,030,615

	129,831,474	113,556,444

(1)

The pro forma shares attributable to Legacy Otonomo stockholders is calculated by applying the exchange ratio of 1 to the historical Legacy Otonomo common stock and preferred stock that was outstanding as of merger.

(2)

The pro forma basic and diluted shares of Legacy Otonomo stockholders exclude 10.2 million of unexercised employee stock options, as these are not deemed a participating security and their effect is antidilutive.

DIRECTOR AND EXECUTIVE COMPENSATION

The aggregate compensation, including share-based compensation, paid by Otonomo to Otonomo’s executive officers and directors for the year ended December 31, 2020 was approximately $2.2 million. This amount includes approximately $306,000 set aside or accrued to provide pension, severance, retirement or similar benefits or expenses, but does not include business travel, relocation, professional and business association dues, meals and expenses reimbursed to officers, and other benefits commonly reimbursed or paid by companies in Israel, on the same basis for all full-time employees generally.

In 2020, Otonomo’s executive officers who were employed by Otonomo for such year had the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Awards under the bonus plan for 2020 were generally based on financial and other metrics, including ARR, numbers of OEM onboarded and numbers of active data consumers. Annual bonuses for executive officers are determined following the end of each fiscal year and paid generally in the first quarter of the year following the year for which they are earned.

As of December 31, 2020, options to purchase 1,294,031 Otonomo ordinary shares granted to Otonomo’s executive officers and directors were outstanding under its equity incentive plans at a weighted average exercise price of $1.11. Each option will expire ten years from the date of the grant thereof.

After the closing of the Business Combination, Otonomo initially intends to pay to each of its non-employee directors an annual cash retainer of $30,000 per year as well as additional fee(s) between $4,000 and $20,000 for each committee of which such non-employee director is a member. It also intends to reimburse them for expenses arising from their board membership.

Compensation of Directors and Executive Officers under Israeli Law

Directors. Under the Companies Law, the compensation of Otonomo’s directors requires the approval of Otonomo’s compensation committee, the subsequent approval of the board of directors and, unless exempted under the regulations promulgated under the Companies Law, the approval of the shareholders at a general meeting. If the compensation of Otonomo’s directors is inconsistent with Otonomo’s stated compensation policy, then, the compensation committee and the board of directors may approve such compensation, provided that those provisions that must be included in the compensation policy according to the Companies Law have been considered by the compensation committee and board of directors. Furthermore, shareholder approval will also be required, provided that:

•

at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such matter, present and voting at such meeting, are voted in favor of the compensation package, excluding abstentions; or

•

the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in such matter voting against the compensation package does not exceed 2% of the aggregate voting rights in Otonomo.

Executive Officers other than the Chief Executive Officer. The Companies Law requires the approval of the compensation of a public company’s executive officers (other than the chief executive officer) in the following order: (i) the compensation committee, (ii) the company’s board of directors, and (iii) if such compensation arrangement is inconsistent with the company’s stated compensation policy, the company’s shareholders (by a special majority vote as discussed above with respect to the approval of director compensation). However, if the shareholders of the company do not approve a compensation arrangement with an executive officer that is inconsistent with the company’s stated compensation policy, the compensation committee and board of directors may override the shareholders’ decision if each of the compensation committee and the board of directors provide detailed reasons for their decision.

An amendment to an existing arrangement with an office holder (who is not a director) requires only the approval of the compensation committee if the compensation committee determines that the amendment is not material in comparison to the existing arrangement. However, according to regulations promulgated under the Companies Law, an amendment to an existing arrangement with an office holder (who is not a director) who is subordinate to the chief executive officer shall not require the approval of the compensation committee if (i) the amendment is approved by the chief executive officer, (ii) the company’s compensation policy provides that a non-material amendment to the terms of service of an office holder (other than the chief executive officer) may be approved by the chief executive officer and (iii) the engagement terms are consistent with the company’s compensation policy.

Chief Executive Officer. Under the Companies Law, the compensation of a public company’s chief executive officer is required to be approved by: (i) the company’s compensation committee; (ii) the company’s board of directors, and (iii) the company’s shareholders (by a special majority vote as discussed above with respect to the approval of director compensation). However, if the shareholders of the company do not approve the compensation arrangement with the chief executive officer, the compensation committee and board of directors may override the shareholders’ decision if each of the compensation committee and the board of directors provide detailed reasons for their decision. The approval of each of the compensation committee and the board of directors should be in accordance with the company’s stated compensation policy; however, in special circumstances, they may approve compensation terms of a chief executive officer that are inconsistent with such policy provided that they have considered those provisions that must be included in the compensation policy according to the Companies Law and that shareholder approval was obtained (by a special majority vote as discussed above with respect to the approval of director compensation). In addition, the compensation committee may waive the shareholder approval requirement with regards to the approval of the engagement terms of a candidate for the chief executive officer position, if they determine that the compensation arrangement is consistent with the company’s stated compensation policy, and that the chief executive officer did not have a prior business relationship with the company or a controlling shareholder of the company and that subjecting the approval of the engagement to a shareholder vote would impede the company’s ability to employ the chief executive officer candidate.

Employment Agreements with Executive Officers

Otonomo has entered into written employment agreements with certain of its executive officers, including its Chief Executive Officer. See “Certain Relationships and Related Person Transactions—Otonomo” for additional information.

2016 Share Option Plan

On February 11, 2016, we adopted the Plan, and on December 26, 2016, Otonomo adopted the Sub-Plan (collectively, the “2016 Share Option Plan”). The 2016 Share Option Plan provides for the grant of options to Otonomo’s employees, directors, office holders, services providers, and consultants of Otonomo and its subsidiaries.

Authorized Shares. As of December 31, 2020, there were 1,953,033 ordinary shares issuable upon the exercise of options to purchase ordinary shares outstanding under Otonomo’s Share Option Plan and 338,694 ordinary shares, reserved for future issuance.

Administration. Otonomo’s board of directors, or a duly authorized committee of Otonomo’s board of directors, administers the Share Option Plan. Under the Share Option Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2016 Share Option Plan and any notices of grant or options granted thereunder, designate recipients of option grants, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of an Otonomo ordinary share, the time and vesting schedule applicable to an option grant or the method of payment for an award, accelerate or amend the vesting schedule applicable to an option grant, prescribe the forms of agreement for use under the 2016 Share Option Plan and take all other actions and make all other determinations necessary for the administration of the Share Option Plan. If the administrator is a duly authorized committee of Otonomo’s board of directors, Otonomo’s board of directors will determine the grant of options to be made, if any, to members of such committee.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2016 Share Option Plan or terminate the Plan at any time before the date of expiration of its ten-year term.

Eligibility. The Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 (“Section 102”) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance, and for awards granted to Otonomo’s United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Code and Section 409A of the Code.

Grant. All awards granted pursuant to the Plan are evidenced by an award agreement, in a form approved, from time to time, by the administrator, in its sole discretion. The award agreement sets forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures) and the exercise price, if applicable. Certain awards under the 2016 Share Option Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire ten years from the date of the grant thereof unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The Plan provides for the grant of options (including restricted shares, restricted share units, incentive stock options and nonqualified stock options) and ordinary shares or cash awards.

Options granted under the Plan to Otonomo’s employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code or may be nonqualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders). The Administrator is authorized to adopt cashless exercise as a manner of exercising the granted option into Otonomo ordinary shares.

Exercise. An option shall be deemed exercised when Otonomo receives: (i) a written or electronic notice of exercise, and (ii) full payment of the exercise price for such shares with respect to which the option is exercised. An option may not be exercised for a fraction of a share.

Transferability. Awards generally may not be transferred, assigned, encumbered, or otherwise disposed of, without a written consent of the administrator of the Share Option Plan.

Termination of Employment. In the event of termination of an optionee’s employment or service with Otonomo or any of its affiliates, all vested and exercisable options held by such optionee as of the date of termination may be exercised within three months after such date of termination, unless otherwise provided by the administrator. After such three month period, all unexercised options will terminate, and the shares covered by such options shall again be available for issuance under the 2016 Share Option Plan.

In the event of termination of a grantee’s employment or service with Otonomo or any of its affiliates due to such optionee’s death or total permanent disability, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the option by bequest or inheritance, as applicable, within twelve (12) months after such date of termination, unless otherwise provided by the administrator. Any awards that are unvested as of the date of such termination or that are vested but not then exercised within the twelve-(12) month period following such date, will terminate and the shares covered by such options shall again be available for issuance under the 2016 Share Option Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with Otonomo or any of its affiliates is terminated for “cause” (as defined in the 2016 Share Option Plan), all outstanding awards held by such grantee (whether vested or unvested and for options), to the extent not exercised prior to such termination, will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2016 Share Option Plan.

Transactions. In the event of a shares split, reverse shares split, shares dividend, recapitalization, combination or reclassification of the shares, rights issuance or any other increase or decrease in the number of issued shares effected without receipt of consideration by Otonomo (but not the conversion of any convertible securities of Otonomo), the administrator in its sole discretion may make an appropriate adjustment in the number of shares related to each outstanding award, the number of shares reserved for issuance under the 2016 Share Option Plan, as well as the exercise price per share of each outstanding award; however any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. Except as expressly provided in the 2016 Share Option Plan, no issuance by Otonomo of shares of any class, or securities convertible into shares of any class, shall affect an award granted to a participant, and no adjustment by reason thereof shall be made with respect to the number or price of shares subject to an award.

In the event of a merger or sale, as defined in the 2016 Share Option Plan, any award then outstanding shall be assumed or an equivalent award shall be substituted by the successor corporation of the merger or sale or any parent or affiliate thereof as determined by the administrator. In the event that the awards are not assumed or substituted, the administrator may, in its sole discretion: (i) provide the participant with the right to exercise the vested Award within a certain period as determined by the administrator; (ii) cancel all of the unvested Awards for no consideration; (iii) make a payment, in such form as may be determined by the administrator in respect of each vested share underlying the Award in accordance with the provisions of the Share Option Plan; (iv) suspend option exercises during a limited period of time preceding the event of a merger or sale; and/or (v) cancel or arrange for the cancellation of the Award, to unvested or not exercised awards.

2021 Share Incentive Plan

Otonomo intends to adopt a new share incentive plan (the “2021 Plan”) in connection with the closing of the Business Combination, under which it may grant equity-based incentive awards to attract, motivate and retain the talent for which it competes. After the adoption of the 2021 Plan, Otonomo will no longer grant any awards under the 2016 Share Option Plan, though previously granted options under the 2016 Share Option Plan remain outstanding and governed by the 2016 Share Option Plan.

Authorized Shares. The maximum number of Otonomo ordinary shares available for issuance under the 2021 Plan is equal to the sum of (i) 3,155,867 shares (which also includes any shares subject to awards under the 2016 Share Option Plan that have expired or become unexercisable without having been exercised), and (ii) an annual increase on the first day of 2022 and ending in and including the last year of the term of the 2021 Plan, equal to the lesser of (A) 5% of the total number of Otonomo ordinary shares outstanding as of the end of the last day of the immediately preceding calendar year, and (B) such smaller amount of Otonomo ordinary shares as is determined by the committee established by the Otonomo board of directors to administer the 2021 Plan, if so determined prior to January 1st of the calendar year in which the increase will occur; provided, however, that no more than 30,000,000 ordinary shares in total may be issued upon the exercise of incentive stock options, or ISOs, under the 2021 Plan. If permitted by Otonomo’s board of directors, shares tendered to pay the exercise price or withholding tax obligations with respect to an award granted under the 2021 Plan or the 2016 Share Option Plan may again be available for issuance under the 2021 Plan. Otonomo’s board of directors may also reduce the number of ordinary shares reserved and available for issuance under the 2021 Plan in its discretion.

Administration. Otonomo’s board of directors, or a duly authorized committee of Otonomo’s board of directors, will administer the 2021 Plan. Under the 2021 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2021 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of an ordinary share, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2021 Plan and take all other actions and make all other determinations necessary for the administration of the 2021 Plan.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2021 Plan or terminate the 2021 Plan at any time before the date of expiration of its ten year term (unless extended by the administrator pursuant to the provisions of the 2021 Plan).

Eligibility. The 2021 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 and Section 3(i) of the Ordinance and for awards granted to Otonomo’s United States employees or service providers, including “incentive stock options” (“ISOs”) or nonqualified stock option awards to those recipients who are deemed to be residents of the United States for tax purposes, in compliance with the provisions of the Code, including, without limitations, Section 422, 409A and 83 of the Code.

Section 102 of the Ordinance allows employees, directors and officers who are not controlling shareholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Otonomo’s non-employee service providers and controlling shareholders may only be granted options under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2021 Plan will be evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement will set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures) and the exercise price, if applicable. Certain awards under the 2021 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

The exercise period of an award will be ten years from the date of the grant thereof unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The 2021 Plan provides for the grant of stock options (including ISOs and nonqualified stock options), ordinary shares, restricted shares, restricted share units and other share-based awards.

Options granted under the 2021 Plan to Otonomo’s employees who are U.S. residents may qualify as ISOs within the meaning of Section 422 of the Code or may be nonqualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders).

Exercise. An award under the 2021 Plan may be exercised by providing Otonomo with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2021 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism or direct a securities broker to sell shares and deliver all or a part of the proceeds to Otonomo or the trustee. Unless otherwise determined by the administrator, all options will be exercised using a cashless exercise mechanism.

Transferability. Other than by will, the laws of descent and distribution or as otherwise provided under the 2021 Plan, neither awards under the 2021 nor any rights in connection with such awards are assignable or transferable.

Termination of Employment. In the event of termination of a grantee’s employment or service with Otonomo or any of its affiliates, all vested and exercisable awards held by such grantee as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three-month period, all such unexercised awards will terminate and the shares covered by such awards shall again be available for issuance under the 2021 Plan.

In the event of termination of a grantee’s employment or service with Otonomo or any of its affiliates due to such grantee’s death, permanent disability or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2021 Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with Otonomo or any of its affiliates is terminated for “cause” (as defined in the 2021 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2021 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination or reclassification of Otonomo’s shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by Otonomo (but not including the conversion of any convertible securities of Otonomo), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2021 Plan, to the class and kind of shares subject to the 2021 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset or right underlying the award (which need not be only that of Otonomo, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator, and Otonomo shall have no obligation to make any cash or other payment with respect to such fractional shares. No adjustment shall be made to the exercise price or the number of shares covered by each outstanding award by reason of the distribution of subscription rights or rights offering to outstanding shares or other issuance of shares by Otonomo, unless the administrator determines otherwise.

In the event of a merger or consolidation of Otonomo, or a sale of all, or substantially all, of the Otonomo’s shares or assets or other transaction having a similar effect on Otonomo, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the administrator determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, (ii) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (iii) cancel the award and pay in cash, shares of Otonomo, the acquirer or other corporation which is a party to such transaction or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify or terminate the terms of any award as it shall deem, in good faith, appropriate.

MANAGEMENT FOLLOWING THE BUSINESS COMBINATION

The following table provides information about those persons who are expected to serve as directors and executive officers of the combined company following completion of the Business Combination. The address for each of the directors and executive officers is 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel.

Name	Age	Position(s) to be Held in Combined Company Following Business Combination
Ben Volkow	47	Chief Executive Officer, Founder and Director
Bonnie Moav	43	Chief Financial Officer
Asaf Weisbrot	50	Chief Commercial Officer
Yuval Cohen	55	Director
Andrew Geisse	64	Director
Amit Karp	42	Director
Benny Schnaider	63	Director
Jonathan Huberman	55	Director Nominee
Vered Raviv Schwarz	51	Director Nominee

Ben Volkow, Chief Executive Officer, Founder and Director

Ben Volkow founded Otonomo in 2015 and has served as Otonomo’s Chief Executive Officer since then. As founder and CEO of three successful companies, Mr. Volkow brings an extensive track record and rich entrepreneurial experience. From 2012 to 2015, Mr. Volkow served as a Business Unit General Manager at F5 Networks (NASDAQ:FFIV), which he joined after the acquisition of Traffix Communication Systems Ltd., where he was Co-Founder and CEO from 2006 to 2012. As the founder and CEO of Traffix, Mr. Volkow built a multi-million dollar global business. From 2003 to 2005, Mr. Volkow managed R&D groups in Sendo (UK), which provided advanced mobile data solutions. From 2001 to 2003, Mr. Volkow filled various roles at Panasonic Mobile Communications (UK), which included building their first European market products. Mr. Volkow was the Co-founder of VC-backed Sedona Networks, a provider of advanced network solutions. Mr. Volkow studied Computer Science at the Academic College of Tel Aviv-Yaffo.

Bonnie Moav, Chief Financial Officer

Bonnie Moav has served as Otonomo’s Chief Financial Officer since 2017. From 2011 to 2017, Ms. Moav served as Director and Vice President Finance at Vizrt Technologies (formerly traded on the Oslo Stock Exchange), a leading provider of software-defined visual storytelling tools (#SDVS) for media content creators, where she oversaw the financial management of the Vizrt’s annual turnover of over $140M and supported these aspects of Vizrt’s activity through to its acquisition by a private equity fund. From 2010 to 2011, Ms. Moav served as a controller at Checkpoint Technologies Ltd a leading software company traded on Nasdaq. From 2001 to 2009, Ms. Moav was a Senior Manager at Ernst & Young, where she was responsible for designing and implementing financial strategies, processes and policies. Ms. Moav is a Certified Public Accountant and holds an MBA (Major in Finance) from the Tel Aviv University, a BA in Accounting from the Tel-Aviv University and L.LB in Law form the Tel-Aviv University.

Asaf Weisbrot, Chief Commercial Officer

Asaf Weisbrot has served as Otonomo’s Chief Commercial Officer since 2016. From 2015 to 2016, Mr. Weisbrot managed the Strategic Initiatives at F5 Networks (NASDAQ:FFIV) in Europe, the Middle East and Africa (“EMEA”) and served as EMEA Sales Data Controller at F5 Networks, from 2012 to 2015. From 2011 to 2012, Mr. Weisbrot served as Vice President Sales of Traffix Communication Systems Ltd, and from 2007 to 2011, Mr. Weisbrot served as Vice President of Worldwide Sales for Ceedo Technologies (2005) Ltd.’s, a developer of tools for consumers, OEMs, and corporate IT markets aimed at endpoint protection, desktop management and various security solutions. From 2003 to 2007, Mr. Weisbrot worked at Flash Networks, most recently as Director of Vodafone Group Account. From 1998 to 2003, Mr. Weisbrot served at various managerial roles in global companies, including Comverse Technology, Inc. and Decell Technologies Ltd. Mr. Weisbrot holds a BA degree from the Academic College of Tel Aviv-Yaffo.

Yuval Cohen, Director

Yuval Cohen has served as a member of the Otonomo board of directors since 2015. Mr. Cohen is the Founder and Managing Partner of StageOne Ventures. Mr. Cohen currently serves on the board of directors of the following companies: Minerva Labs Ltd., SilverFort Inc., Model 9 Software Ltd., DeepCoding Ltd., Espagon Ltd., Theator Inc., EyeZon Ltd., Kovrr Inc., Polygon Media and True Meeting Inc. Mr. Cohen also previously served on the board of directors of Capitalise Ltd. Prior to founding StageOne Ventures, Mr. Cohen spent several years working in the Capital Markets division of IDB, Israel’s largest conglomerate, where he led several successful venture capital efforts. Mr. Cohen holds a Bachelors in Business Administration and an LL.B and a Masters in Business Administration from the Hebrew University of Jerusalem. We believe that Mr. Cohen is qualified to serve on the Otonomo board of directors based on his extensive previous experience on numerous boards of directors.

Andrew Geisse, Director

Andrew Geisse has served as a member of the Otonomo board of directors since 2016. He is an Operating Partner of Bessemer Venture Partners and has over 40 years of experience working in the technology industry. Mr. Geisse is the former CEO of AT&T Business Solutions and the former CIO of AT&T, Inc. Since 2018, Mr. Geisse has served as member of the board of directors of RM2, a smart, reusable pallet company. Mr. Geisse served as a member of the board of directors of Broadsoft, a Nasdaq-listed company, from 2015 until its acquisition by Cisco Systems, Inc. in 2018. Mr. Geisse also previously served on the board of directors of FixStream, an artificial intelligence platform for information technology operations, and iSight Partners, a cybersecurity company. Mr. Geisse holds a Bachelor of Arts in Mathematics and Economics from the University of Missouri and a MBA from the Olin School of Business at Washington University. We believe that Mr. Geisse is qualified to serve on the Otonomo board of directors based on his previous experience as a Chief Executive Officer, Chief Information Officer and his experience as a member of the board of directors of publicly listed and privately held companies.

Amit Karp, Director

Amit Karp has served as a member of the Otonomo board of directors since 2015. He is a Partner at Bessemer Venture Partners. Mr. Karp currently serves as a member of the board of directors of Netdata, Inc., Hysolate Ltd., StackPulse Ltd., Zoomin Software Ltd., Axonius, Inc. and Qogita. Mr. Karp also previously served as a member of the board of directors of ScyllaDB Ltd. Prior to joining Bessemer Venture Partners, Mr. Karp worked at McKinsey and Co. as a Senior Associate and at Mercado Software as a developer. Mr. Karp holds a Bachelor of Science in Computer Science from Technion, the Israel Institute of Technology and a Masters in Business Administration from the MIT Sloan School of Management. We believe that Mr. Karp is qualified to serve on the Otonomo board of directors based on his previous experience as a member of the board of directors of several companies, including his experience as a member of the compensation committee of boards of directors.

Benny Schnaider, Director

Benny Schnaider has served as a member of the Otonomo board of directors since 2016. Mr. Schnaider currently serves as a Partner at StageOne Ventures. Mr. Schnaider is a prolific investor and startup entrepreneur and also currently serves as the Co-Founder and President of Salto Labs, a business app configuration platform. Prior to Salto, Mr. Schnaider founded Pentacom, which was acquired by Cisco in 2000, co-founded P-Cube, which was acquired by Cisco in 2004, co-founded and served as CEO of Qumranet, which was acquired by Red

Hat in 2008, served as the chairman of Traffix Systems, which was acquired by F5 in 2012, and served as Chairman, President and Co-Founder of Ravello Systems, which was acquired by NetApp in 2020. Mr. Schnaider is a member of the board of directors of Salto, vHive, Colabo and ScyllaDB. Mr. Schnaider also previously served on the board of directors of Ravello and Spot.IO. Mr. Schainder holds a Bachelor of Science in Computer Engineering from Technion, the Israel Institute of Technology and a Master of Science in Engineering Management from Santa Clara University. We believe that Mr. Schnaider is qualified to serve on the Otonomo board of directors based on his previous experience as a Chairman, Chief Executive Officer and member of the board of directors of many companies, including his experience as a member of the compensation committee of boards of directors.

Jonathan Huberman, Director Nominee

Jonathan Huberman is expected to be named to the Otonomo board of directors upon the completion of the Business Combination. Mr. Huberman has been SWAG’s Chairman, Chief Executive Officer and Chief Financial Officer since inception and has over 25 years of high-tech business leadership experience. Previously, Mr. Huberman served as an officer and director of Software Acquisition Group Inc., a blank check company, which in October 2020 successfully closed its business combination with CuriosityStream Inc. (Nasdaq: CURI) (“CuriosityStream”), a global streaming media service that provides factual content on demand. Mr. Huberman currently serves on the board of directors of CuriosityStream. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala, a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SWAG’s Vice President of Acquisitions and Director, acquired from Telstra in 2018. Together with Mr. Nikzad, they turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDA: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX:V03) a high-tech design and manufacture firm based in Singapore. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.

Vered Raviv Schwarz, Director Nominee

Vered Raviv Schwarz is expected to be named to the Otonomo board of directors upon the completion of the Business Combination. Ms. Schwarz is the President and Chief Operating Officer of Guesty, Inc., a property management platform for short-term and vacation rentals. Prior to her time at Guesty, Ms. Schwarz served as the Chief Operating Officer of Fiverr, an online marketplace for freelance services, from 2012 to 2018. Before Fiverr, Ms. Schwarz served as the General Counsel and Vice President of Global Operations at Kenshoo and MediaMind (Sizmek Inc.) and as the Vice President of Legal Affairs at Radware Ltd. Prior to joining Radware Ltd, Ms. Schwarz practiced as a lawyer, specializing in corporate law, mergers and acquisitions and initial public offerings. Ms. Schwarz holds an LL.B and an LL.M in Commercial Law from Tel Aviv University. We believe that Ms. Schwarz is qualified to serve on the Otonomo board of directors based on her previous experience as a President, Chief Operating Officer and General Counsel at various companies in the technology industry.

Corporate Governance Practices

As an Israeli company, Otonomo is subject to various corporate governance requirements under the Companies Law. However, pursuant to regulations promulgated under the Companies Law, companies with shares traded on certain U.S. stock exchanges, including Nasdaq, may, subject to certain conditions, opt out from the Companies Law requirements to appoint external directors and related Companies Law rules concerning the composition of the audit committee, compensation committee and nominating committee of the board of directors (other than the gender diversification rule under the Companies Law, which requires the appointment of a director from the other gender if at the time a director is appointed all members of the board of directors are of the same gender). In accordance with these regulations, Otonomo has elected to opt out of those requirements of the Companies Law. These exemptions will continue to be available to Otonomo so long as: (i) it does not have a “controlling shareholder” as used under the Companies Law, (ii) its shares are traded on certain U.S. stock exchanges, including Nasdaq, and (iii) it complies with the director independence requirements and the audit committee, compensation committee and nominating committee composition requirements under U.S. laws (including applicable Nasdaq rules) applicable to U.S. domestic issuers.

The term “controlling shareholder” as used in the Companies Law (including by reference to the term “control” as used in the Israeli Securities Law) for purposes related to external directors and for the requirements related to appointment to the audit committee, compensation committee or nominating committee, as described below, means a shareholder with the ability to direct the activities of the company, but excluding a shareholder whose power derives solely from his or her position as a director of the company or from any other position with the company. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. With respect to certain matters (including various related party transactions), a controlling shareholder is deemed to include a shareholder that holds 25% or more of the voting rights in a public company if no other shareholder holds more than 50% of the voting rights in the company.

Accordingly, Otonomo intends to comply with Nasdaq rule 5605(b)(1), which requires that the board of directors be comprised of a majority of independent directors. A majority of the Otonomo board of directors will be composed of directors who are “independent” as defined by the rules of Nasdaq and Otonomo will seek to have all of the nonmanagement directors qualify as “independent” under these standards. The board of directors is expected to establish categorical standards to assist it in making its determination of director independence. Otonomo uses the definition of “independence” of Nasdaq to make this determination. Otonomo is not yet listed on Nasdaq, and although Otonomo uses its definition of “independence,” its rules are inapplicable to Otonomo until such time as Otonomo becomes become listed on Nasdaq. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of Otonomo or any other individual having a relationship which, in the opinion of the board or directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq rules provide that the following persons shall not be considered independent:

•	a director who is, or at any time during the past three years was, an employee of Otonomo; or

•

a director who accepted or who has a family member who accepted any compensation from Otonomo in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service).

Provided, however, that in addition to the requirements contained above, audit committee members are also subject to additional, more stringent independence requirements under the Nasdaq rules:

•	a director who is a family member of an individual who is, or at any time during the past three years was employed by Otonomo as an executive officer;

•	a director who is or has a family member who is a partner in, of a controlling shareholder of, or an executive officer of an entity to which Otonomo made, or from which Otonomo received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

a director of Otonomo who is or has a family member who is employed as an executive officer of another entity where, at any time during the past three years, any of the executive officers of Otonomo served on the compensation committee of such other entity; or

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a director who is or has a family member who is a current partner of Otonomo’s outside auditor, or at any time during the past three years was a partner or employee of Otonomo’s outside auditor, and who worked on Otonomo’s audit.

Under such definitions, Otonomo will have 6 independent directors upon consummation of the Business Combination.

The board of directors will assess on a regular basis, and at least annually, the independence of directors and will make a determination as to which members are independent. References to “Otonomo” above include any subsidiary in a consolidated group with Otonomo. The terms “immediate family member” and “executive officer” above are expected to have the same meanings specified for such terms in the Nasdaq listing standards.

As a foreign private issuer whose shares will be listed on The Nasdaq Capital Market, Otonomo is permitted to follow certain home country corporate governance practices instead of certain requirements of the rules of The Nasdaq Capital Market. Pursuant to the “foreign private issuer exemption”. However, as a foreign private issuer, Otonomo is permitted to comply with Israeli corporate governance practices instead of the Nasdaq corporate governance rules, provided that it disclose which requirements it is not following and the equivalent Israeli requirement. Pursuant to this “home country practice exemption”with respect to the following:

•

Otonomo intends to follow the quorum requirement for shareholder meetings. As permitted under the Companies Law, pursuant to the Otonomo Articles to be effective following upon the closing of the Business Combination, the quorum required for an ordinary meeting of shareholders will consist of at least two shareholders present in person, by proxy or by other voting instrument in accordance with the Companies Law, who hold at least 25% of the voting power of its shares (and in an adjourned meeting, with some exceptions, any number of shareholders), instead of 33 1/3% of the issued share capital required under the Nasdaq corporate governance rules.

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Otonomo intends to adopt and approve material changes to equity incentive plans in accordance with the Companies Law which does not impose a requirement of shareholder approval for such actions. In addition, Otonomo intends to follow Israeli corporate governance practice instead of the Nasdaq corporate governance rule which requires shareholder approval prior to an issuance of securities in connection with equity-based compensation of officers, directors, employees, or consultants; and

•

Otonomo also intends to follow Israeli corporate governance practice instead of the Nasdaq corporate governance rule requiring shareholder approval for certain dilutive events (such as issuances that will result in a change of control, certain transactions other than a public offering involving issuances of a 20% or greater interest in Otonomo and certain acquisitions of the stock or assets of another company).

Otonomo otherwise intends to comply with the rules generally applicable to U.S. domestic companies listed on Nasdaq. It may in the future decide to use the foreign private issuer exemption with respect to some or all of the other corporate governance rules.

Chairman of the Board

The Otonomo Articles to be effective upon the Closing provide that the chairman of the board is appointed by the members of the board of directors and serves as chairman of the board throughout his term as a director, unless resolved otherwise by the board of directors. Under the Companies Law, in a public company, the chief executive officer (or any relative of the chief executive officer) may not serve as the chairman of the board of directors, and the chairman (or any relative of the chairman) may not be vested with authorities of the chief executive officer without shareholder approval consisting of a majority vote of the shares present and voting at a shareholders meeting, provided that either:

•

at least a majority of the shares of non-controlling shareholders or shareholders that do not have a personal interest in the approval voted at the meeting are voted in favor (disregarding abstentions); or

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the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in such appointment voting against such appointment does not exceed 2% of the aggregate voting rights in the company.

In addition, a person subordinated, directly or indirectly, to the chief executive officer may not serve as the chairman of the board of directors; the chairman of the board may not be vested with authorities that are granted to those subordinated to the chief executive officer; and the chairman of the board may not serve in any other position in the company or a controlled company, but he may serve as a director or chairman of a subsidiary.

External Directors

Under the Companies Law, companies incorporated under the laws of the State of Israel that are public companies, including companies with shares listed on Nasdaq, are required to appoint at least two external directors who must meet heightened independence requirements. Pursuant to regulations promulgated under the Companies Law, companies with shares traded on certain U.S. stock exchanges, including Nasdaq, may, subject to certain conditions, opt out from the Companies Law requirements to appoint external directors and related Companies Law rules concerning the composition of the audit committee and compensation committee of the board of directors. In accordance with these regulations, Otonomo has elected to opt out from these Companies Law requirements. Instead, Otonomo must comply with the director independence requirements, the audit committee and the compensation committee composition requirements under U.S. laws (including applicable Nasdaq rules) applicable to U.S. domestic issuers.

Committees of the Board of Directors

The board of directors will have the following standing committees: an audit committee, a compensation committee and a nominating committee.

Audit Committee

Under the Companies Law, the board of directors of a public company must appoint an audit committee (the “Audit Committee”). The Audit Committee will be responsible, among its other duties and responsibilities, for overseeing Otonomo’s accounting and financial reporting processes, audits of financial statements, qualifications and independence of the independent registered public accounting firm, the effectiveness of internal control over financial reporting and the performance of the internal audit function and independent registered public accounting firm. The Audit Committee will review and assess the qualitative aspects of Otonomo’s financial reporting, processes to manage business and financial risks, and compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee will be directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. In addition, the Audit Committee will be responsible for the following additional matters pursuant to the Companies Law:

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recommending to the board of directors the retention and termination of the internal auditor, and the internal auditor’s engagement fees and terms, in accordance with the Companies Law as well as approving the yearly or periodic work plan proposed by the internal auditor;

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identifying irregularities in Otonomo’s business administration, including by consulting with the internal auditor or with the independent auditor, and suggesting corrective measures to the board of directors;

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reviewing policies and procedures with respect to transactions (other than transactions related to the compensation or terms of services) between the company and officers and directors, or affiliates of officers or directors, or transactions that are not in the ordinary course of the Company’s business and deciding whether to approve such acts and transactions if so required under the Companies Law; and

•	establishing procedures for the handling of employees’ complaints as to the management of Otonomo’s business and the protection to be provided to such employees.

Following the completion of the distribution, the charter of the Audit Committee will be available without charge at https://Otonomo.tech.

The members of the Audit Committee are expected to be Jonathan Huberman, Yuval Cohen and Vered Raviv Schwarz. The board of directors is expected to designate Jonathan Huberman and Yuval Cohen as “audit committee financial experts” and to determine that each member is “financially literate” under the Nasdaq rules. The board of directors is also expected to determine that each member of the Audit Committee is “independent” as defined under the Nasdaq rules and Exchange Act rules and regulations.

Compensation Committee

Under the Companies Law, the board of directors of a public company must appoint a compensation committee (the “Compensation Committee”). The Compensation Committee will be responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of Otonomo and its subsidiaries, establishing the general compensation policies of Otonomo and its subsidiaries and reviewing, approving and overseeing the administration of the employee benefits plans of Otonomo and its subsidiaries. The Compensation Committee will also be responsible for:

•

recommending to the board of directors with respect to the approval of the compensation policy for “office holders” (a term used under the Companies Law, which essentially means directors and executive officers) and, once every three years, regarding any extensions to a compensation policy that has been in effect for a period of more than three years;

•	reviewing the implementation of the compensation policy and recommending from time to time to the board of directors with respect to any amendments or updates of the compensation plan;

•	resolving whether or not to approve arrangements with respect to the terms of office and employment of office holders; and

•	exempting, under certain circumstances, from the requirement of approval by the general meeting of shareholders, transactions with a candidate to serve as the chief executive officer of Otonomo.

The charter of the Compensation Committee will be available without charge at https://Otonomo.tech.

The members of the Compensation Committee are expected to be Benny Schnaider, Amit Karp and Andrew Geisse. The board of directors is expected to determine that each member of the Compensation Committee is “independent” as defined under the Nasdaq listing standards. The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisers.

Compensation Policy under the Companies Law

In general, under the Companies Law, a public company must have a compensation policy approved by the board of directors after receiving and considering the recommendations of the compensation committee. In addition, a compensation policy must be approved at least once every three years, first, by the board of directors, upon recommendation of its compensation committee, and second, by a simple majority of the ordinary shares present, in person or by proxy, and voting at a shareholders meeting, provided that either:

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such majority includes at least a majority of the shares held by shareholders who are not controlling shareholders and do not have a personal interest in such compensation policy and who are present and voting (excluding abstentions); or

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the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in the compensation policy and who vote against the policy, does not exceed 2% of the company’s aggregate voting rights.

In the event that the shareholders fail to approve the compensation policy in a duly convened meeting, the board of directors may nevertheless override that decision, provided that the compensation committee and then the board of directors decide, on the basis of detailed reasons and after further review of the compensation policy, that approval of the compensation policy is for the benefit of the company despite the failure of the shareholders to approve the policy.

If a company that adopts a compensation policy in advance of its initial public offering (or in this case, prior to the closing of the Business Combination) describes the policy in its prospectus for such offering, then that compensation policy shall be deemed validly adopted in accordance with the Companies Law and will remain in effect for term of five years from the date such company becomes a public company. Otonomo has adopted its compensation policy which will be effective as of the closing of the Business Combination, and it will be in force for an initial period of five years.

The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must relate to certain factors as set forth in the Companies Law, including advancement of the company’s objectives, business plan and long-term strategy, and creation of appropriate incentives for office holders. It must also consider, among other things, the company’s risk management, size and the nature of its operations. The compensation policy must furthermore consider the following additional factors:

•	the education, skills, experience, expertise and accomplishments of the relevant office holder;

•	the office holder’s position, responsibilities and prior compensation agreements with him or her;

•

the ratio between the cost of the terms of employment of an office holder and the cost of the employment of other employees of the company, including employees employed through contractors who provide services to the company, in particular the ratio between such cost, the average and median salary of the employees of the company, as well as the impact of such disparities on the work relationships in the company;

•

if the terms of employment include variable components—the possibility of reducing variable components at the discretion of the board of directors and the possibility of setting a limit on the value of non-cash variable equity-based components; and

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if the terms of employment include severance compensation—the term of employment or office of the office holder, the terms of his or her compensation during such period, the company’s performance during the such period, his or her individual contribution to the achievement of the company goals and the maximization of its profits and the circumstances under which he or she is leaving the company.

The compensation policy must also include, among other things:

•	with regard to variable components of compensation:

•

with the exception of office holders who report directly to the chief executive officer, provisions determining the variable components on the basis of long-term performance and on measurable criteria; however, the company may determine that an immaterial part of the variable components of the compensation package of an office holder shall be awarded based on non-measurable criteria, if such amount is not higher than three monthly salaries per annum, while taking into account such office holder’s contribution to the company; and

•	the ratio between variable and fixed components, as well as the limit on the values of variable components at the time of their grant.

•

a condition under which the office holder will return to the company, according to conditions to be set forth in the compensation policy, any amounts paid as part of his or her terms of employment, if such amounts were paid based on information later to be discovered to be wrong, and such information was restated in the company’s financial statements;

•	minimum holding or vesting period of variable equity-based components to be set in the terms of office or employment, as applicable, while taking into consideration long-term incentives; and

•	a limit on retirement grants.

Otonomo’s compensation policy, which will become effective immediately after the consummation of the Business Combination, is designed to promote retention and motivation of directors and executive officers, incentivize superior individual excellence, align the interests of Otonomo’s directors and executive officers with Otonomo’s long-term performance and provide a risk management tool. To that end, a portion of an executive officer compensation package is targeted to reflect Otonomo’s short and long-term goals, as well as the executive officer’s individual performance. On the other hand, its compensation policy includes measures designed to reduce the executive officer’s incentives to take excessive risks that may harm Otonomo in the long-term, such as limits on the value of cash bonuses and equity-based compensation, limitations on the ratio between the variable and the total compensation of an executive officer and minimum vesting periods for equity-based compensation.

The compensation policy also addresses Otonomo’s executive officers’ individual characteristics (such as their respective positions, education, scope of responsibilities and contribution to the attainment of its goals) as the basis for compensation variation among its executive officers and considers the internal ratios between compensation of its executive officers and directors and other employees. Pursuant to Otonomo’s compensation policy, the compensation that may be granted to an executive officer may include: base salary, annual bonuses and other cash bonuses (such as a signing bonus and special bonuses with respect to any special achievements, such as outstanding personal achievement, outstanding personal effort or outstanding company performance), equity-based compensation, benefits and retirement and termination of service arrangements. All cash bonuses are limited to a maximum amount linked to the executive officer’s base salary. In addition, the total variable compensation components (cash bonuses and equity-based compensation) may not exceed 125% of each executive officer’s total compensation package with respect to any given calendar year.

An annual cash bonus may be awarded to executive officers upon the attainment of pre-set periodic objectives and individual targets. The annual cash bonus that may be granted to Otonomo’s executive officers other than its chief executive officer will be based on performance objectives and a discretionary evaluation of the executive officer’s overall performance by the chief executive officer. The annual cash bonus that may be granted to executive officers other than Otonomo’s chief executive officer may be based entirely on a discretionary evaluation. Furthermore, Otonomo’s chief executive officer will be entitled to recommend performance objectives, and such performance objectives will be approved by the Compensation Committee (and, if required by law, by Otonomo’s board of directors).

The performance measurable objectives of Otonomo’s chief executive officer will be determined by Otonomo’s Compensation Committee and board of directors. A less significant portion of the chief executive officer’s annual cash bonus may be based on a discretionary evaluation of the chief executive officer’s overall performance by the Compensation Committee and the board of directors based on quantitative and qualitative criteria.

The equity-based compensation under the compensation policy for Otonomo’s executive officers is designed in a manner consistent with the underlying objectives in determining the base salary and the annual cash bonus. Primary objectives include enhancing the alignment between the executive officers’ interests and Otonomo’s long-term interests and those of its shareholders and strengthening the retention and the motivation of executive officers in the long term. Otonomo’s compensation policy provides for executive officer compensation in the form of share options or other equity-based awards, such as restricted shares and restricted share units, in accordance with its share incentive plan then in place. All equity-based incentives granted to executive officers shall be subject to vesting periods in order to promote long-term retention of the awarded executive officers. Equity-based compensation shall be granted from time to time and be individually determined and awarded according to the performance, educational background, prior business experience, qualifications, role and the personal responsibilities of the executive officer.

In addition, the compensation policy contains compensation recovery provisions which allows Otonomo under certain conditions to recover bonuses paid in excess, enables its chief executive officer to approve immaterial changes in the terms of employment of an executive officer (provided that the changes of the terms of employment are in accordance with Otonomo’s compensation policy) and allows Otonomo to exculpate, indemnify and insure its executive officers and directors subject to certain limitations as set forth therein.

The compensation policy also provides for compensation to the members of Otonomo’s board of directors either (i) in accordance with the amounts provided in the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director) of 2000, as amended by the Companies Regulations (Relief for Public Companies Traded on Stock Exchanges Outside of Israel) of 2000, as such regulations may be amended from time to time, or (ii) in accordance with the amounts determined in the compensation policy.

Otonomo’s compensation policy, which was approved by its board of directors on April 20, 2021 and by its shareholders on April 26, 2021, will become effective upon the closing of the Business Combination and is filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part.

Nominating Committee

Following the closing of the Business Combination, Otonomo’s nominating committee (the “Nominating Committee”) will consist of Benny Schnaider, Vered Raviv Schwarz and Andrew Geisse, and be responsible, among other things, for:

•	overseeing and assisting its board in reviewing and recommending nominees for election as directors;

•	assessing the performance of the members of the board; and

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establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to Otonomo’s board of directors a set of corporate governance guidelines applicable to Otonomo.

The charter of the Nominating Committee will be available without charge at https://Otonomo.tech.

Internal Auditor

Under the Companies Law, the board of directors of a public company must appoint an internal auditor based on the recommendation of the audit committee. The role of the internal auditor is, among other things, to examine whether a company’s actions comply with applicable law and orderly business procedure. Under the Companies Law, the internal auditor cannot be an interested party or an office holder or a relative of an interested party or an office holder, nor may the internal auditor be the company’s independent auditor or its representative. An “interested party” is defined in the Companies Law as: (i) a holder of 5% or more of the issued share capital or voting power in a company, (ii) any person or entity who has the right to designate one or more directors or to designate the chief executive officer of the company, or (iii) any person who serves as a director or as a chief executive officer of the company. As of the date of this proxy statement/prospectus, Otonomo has not yet appointed an internal auditor.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions—SWAG

Founder Shares

On June 16, 2020, SWAG issued an aggregate of 4,312,500 Founder Shares to the Sponsor for an aggregate purchase price of $25,000.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (i) one year after the completion of a Business Combination or (ii) the date on which SWAG completes a liquidation, merger, capital stock exchange or similar transaction that results in the SWAG stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of SWAG’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

SWAG Private Placement Warrants

Simultaneously with the consummation of the SWAG IPO and the subsequent exercise of the underwriter’s overallotment option, SWAG consummated the private sale of 5,200,000 private placement warrants to the Sponsor at $1.00 per warrant generating gross proceeds of $5,200,000. The private placement warrants are identical to the warrants underlying the units sold in the SWAG IPO, except that the private placement warrants are not transferable, assignable or salable until 30 days after the completion of a business combination, subject to certain limited exceptions.

Agreements with the Sponsor

SWAG agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the three months ended September 30, 2020 and for the period from June 16, 2020 (inception) through September 30, 2020, SWAG incurred $5,000 in fees for these services, which amount is included in accounts payable and accrued expenses in the condensed balance sheet of SWAG at September 30, 2020 included elsewhere in this proxy statement/prospectus.

Affiliate Loans

Prior to the closing of the SWAG IPO, the Sponsor loaned SWAG $300,000 to be used for a portion of the expenses of the SWAG IPO. Such loans were repaid upon consummation of the SWAG IPO.

In order to finance transaction costs in connection with an intended initial business combination, the Sponsor, an affiliate of the Sponsor, or SWAG’s officers and directors may, but are not obligated to, loan SWAG funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such notes may be converted upon consummation of an initial business combination into warrants at a price of $1.00 per warrant. Such warrants would be identical to the private placement warrants. In the event that an initial business combination does not close, SWAG may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

Reimbursement of Expenses

Other than as described above, no compensation of any kind was or will be paid by SWAG to the Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on SWAG’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, of which there were none as of the date of this proxy statement/prospectus. SWAG’s audit committee reviews on a quarterly basis all payments that were made to the Sponsor, officers, directors or its or their affiliates.

Registration Rights

The holders of SWAG’s shares prior to the SWAG IPO, as well as the holders of the Founder Shares, private units and private placement warrants and any warrants the Sponsor or its affiliates may be issued in payment of Working Capital Loans made to SWAG (and any shares of Class A Stock issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares), are entitled to registration rights pursuant to an agreement signed on the effective date of the SWAG IPO. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that SWAG register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of an initial business combination and rights to require SWAG to register for resale such securities pursuant to Rule 415 under the Securities Act. SWAG will bear the expenses incurred in connection with the filing of any such registration statements.

Certain Relationships and Related Person Transactions—Otonomo

Rights of Appointment

Otonomo’s board of directors currently consists of five directors. Pursuant to Otonomo’s articles of association as in effect immediately prior to the Business Combination, certain of Otonomo’s shareholders, including related parties, had rights to appoint directors and observers to its board of directors.

All rights to appoint directors and observers will terminate upon the closing of the Business Combination.

Agreements with Officers

Employment Agreements. Otonomo has entered into employment agreements with each of its executive officers, and the terms of each individual’s employment or service, as applicable, have been approved by Otonomo’s board of directors. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. These agreements also contain customary provisions regarding noncompetition, confidentiality of information and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options. Since Otonomo’s inception, Otonomo has granted options to purchase Otonomo ordinary shares to its executive officers and directors. Such ordinary shares issuable under these options are subject to contractual lock-up agreements with Otonomo or the underwriters.

Exculpation, indemnification, and insurance. Otonomo’s articles of association to be effective upon the closing of the Business Combination permit it to exculpate, indemnify and insure certain of its officeholders (as such term is defined under the Companies Law) to the fullest extent permitted by the Companies Law. Otonomo intends to enter into agreements with certain officeholders, exculpating them from a breach of their duty of care to Otonomo to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from the closing of the Business Combination to the extent that these liabilities are not covered by insurance.

Approval of Related Party Transactions under Israeli Law

Fiduciary Duties of Directors and Executive Officers

The Companies Law codifies the fiduciary duties that office holders owe to a company. An office holder is defined in the Companies Law as a general manager, chief business manager, deputy general manager, vice general manager, any other person assuming the responsibilities of any of these positions regardless of such person’s title, a director and any other manager directly subordinate to the general manager. Each person listed in the table under the section titled “Management Following the Business Combination” is an office holder under the Companies Law.

An office holder’s fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the level of care with which a reasonable office holder in the same position would have acted under the same circumstances. The duty of loyalty requires that an office holder act in good faith and in the best interests of the company.

The duty of care includes a duty to use reasonable means to obtain:

•	information on the appropriateness of a given action submitted for his or her approval or performed by virtue of his or her position; and

•	all other important information pertaining to these actions.

The duty of loyalty includes a duty to:

•	refrain from any conflict of interest between the performance of his or her duties in the company and his or her personal affairs;

•	refrain from any activity that is competitive with the business of the company;

•	refrain from exploiting any business opportunity of the company in order to receive a personal gain for himself or herself or others; and

•	disclose to the company any information or documents relating to the company’s affairs which the office holder received as a result of his or her position as an office holder.

Under the Companies Law, a company may approve an act specified above which would otherwise constitute a breach of the office holder’s duty of loyalty, provided that the office holder acted in good faith, neither the act nor its approval harms the company and the office holder discloses his, her or its personal interest a sufficient time before the approval of such act. Any such approval is subject to the terms of the Companies Law setting forth, among other things, the appropriate organs of the company required to provide such approval and the methods of obtaining such approval.

Disclosure of Personal Interests of an Office Holder and Approval of Certain Transactions

The Companies Law requires that an office holder promptly disclose to the board of directors any personal interest that he or she may have, and all related material information known to him or her concerning any existing or proposed transaction with the company. A personal interest includes an interest of any person in an act or transaction of a company, including a personal interest of one’s relative or of a corporate body in which such person or a relative of such person is a 5% or greater shareholder, director or general manager or in which he or she has the right to appoint at least one director or the general manager, but excluding a personal interest stemming solely from one’s ownership of shares in the company. A personal interest includes the personal interest of a person for whom the office holder holds a voting proxy or the personal interest of the office holder with respect to the officer holder’s vote on behalf of a person for whom he or she holds a proxy even if such shareholder has no personal interest in the matter.

If it is determined that an office holder has a personal interest in a non-extraordinary transaction, approval by the board of directors is required for the transaction, unless the company’s articles of association provide for a different method of approval. Any transaction that is adverse to the company’s interests may not be approved by the board of directors.

Approval first by the company’s audit committee and subsequently by the board of directors is required for an extraordinary transaction, meaning any transaction that is not in the ordinary course of business, not on market terms or that is likely to have a material impact on the company’s profitability, assets or liabilities.

A director and any other office holder who has a personal interest in a transaction which is considered at a meeting of the board of directors or the audit committee may generally (unless it is with respect to a transaction which is not an extraordinary transaction) not be present at such a meeting or vote on that matter unless a majority of the directors or members of the audit committee, as applicable, have a personal interest in the matter. If a majority of the members of the audit committee or the board of directors has a personal interest in the approval of such a transaction then all of the directors may participate in deliberations of the audit committee or board of directors, as applicable, with respect to such transaction and vote on the approval thereof and, in such case, shareholder approval is also required.

Pursuant to the Companies Law, compensation arrangements including insurance, indemnification or exculpation arrangements with office holders generally require compensation committee approval and subsequent approval by the board of directors. Compensation arrangements need to comply with the compensation policy of the company. In special circumstances, the compensation committee and the board of directors may approve compensation arrangements that do not comply with the compensation policy of the company, subject to the approval of a majority vote of the shares present and voting at a shareholders meeting, provided that either: (a) such majority includes at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such compensation arrangement; or (b) the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in the compensation arrangement and who vote against the arrangement does not exceed two percent of the company’s aggregate voting rights (the “Special Majority Vote for Compensation”). In the event that the Special Majority Vote for Compensation is not obtained, the compensation committee and the board of directors may, subject to certain requirements stipulated in the Companies Law, reconsider the compensation arrangement and approve it, after a detailed review.

Shareholder Duties

Pursuant to the Companies Law, a shareholder has a duty to act in good faith and in a customary manner toward the company and other shareholders and to refrain from abusing his or her power with respect to the company, including, among other things, in voting at a general meeting and at shareholder class meetings with respect to the following matters:

•	an amendment to the company’s articles of association;

•	an increase of the company’s authorized share capital;

•	a merger; or

•	interested party transactions that require shareholder approval.

In addition, a shareholder has a general duty to refrain from discriminating against other shareholders.

Certain shareholders also have a duty of fairness toward the company. These shareholders include any controlling shareholder as such term is used under the Companies Law, any shareholder who knows that it has the power to determine the outcome of a shareholder vote and any shareholder who has the power to appoint or to prevent the appointment of an office holder of the company or exercise any other rights available to it under the company’s articles of association with respect to the company. The Companies Law does not define the substance of this duty of fairness, except to state that the remedies generally available upon a breach of contract will also apply in the event of a breach of the duty of fairness.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax considerations of the Business Combination to U.S. Holders (as defined below) of SWAG Common Stock and SWAG warrants (collectively “SWAG securities”). The following discussion also summarizes the material U.S. federal income tax consequences to U.S. Holders and Non-U.S. Holders (as defined below) of SWAG Common Stock that elect to have their common stock redeemed for cash and the material U.S. federal income tax consequences of the ownership and disposition of Otonomo ordinary shares and Otonomo warrants following the Business Combination. This discussion applies only to the SWAG securities, Otonomo ordinary shares and Otonomo warrants, as the case may be, that are held as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).

The following does not purport to be a complete analysis of all potential tax considerations arising in connection with the Business Combination, the redemptions of SWAG Common Stock or the ownership and disposal of Otonomo ordinary shares and Otonomo warrants. The effects and considerations of other U.S. federal tax laws, such as estate and gift tax laws, alternative minimum or Medicare contribution tax consequences and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. Neither SWAG nor Otonomo has sought nor will seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS will not take or a court will not sustain a contrary position to that discussed below regarding the tax consequences discussed below.

This discussion does not address the tax treatment of Otonomo ordinary shares or Otonomo warrants to be issued to holders of outstanding Otonomo preferred shares in connection with the Business Combination. This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	banks, insurance companies, and certain other financial institutions;

•	regulated investment companies and real estate investment trusts;

•	brokers, dealers or traders in securities;

•	traders in securities that elect to mark to market;

•	tax-exempt organizations or governmental organizations;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•

persons holding SWAG securities or Otonomo ordinary shares and/or Otonomo warrants, as the case may be, as part of a hedge, straddle, constructive sale, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•

persons subject to special tax accounting rules as a result of any item of gross income with respect to SWAG securities or Otonomo ordinary shares and/or Otonomo warrants, as the case may be, being taken into account in an applicable financial statement;

•	persons that actually or constructively own 5% or more (by vote or value) of the outstanding SWAG Common Stock or, after the Business Combination, the issued Otonomo ordinary shares;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

•	U.S. Holders having a functional currency other than the U.S. dollar;

•

persons who hold or received SWAG securities or Otonomo ordinary shares and/or Otonomo warrants, as the case may be, pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of shares of SWAG securities and Otonomo ordinary shares and/or Otonomo warrants, as the case may be, that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a “United States person” (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds SWAG securities, Otonomo ordinary shares and/or Otonomo warrants, the tax treatment of an owner of such entity will depend on the status of the owners, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BUSINESS COMBINATION AND THE U.S. FEDERAL INCOME TAX TREATMENT TO HOLDERS OF SWAG SECURITIES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BUSINESS COMBINATION AND THE U.S. FEDERAL INCOME TAX TREATMENT OF OWNING OTONOMO ORDINARY SHARES AND OTONOMO WARRANTS TO ANY PARTICULAR HOLDER WILL DEPEND ON THE HOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, AND LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF SWAG SECURITIES, OTONOMO ORDINARY SHARES AND OTONOMO WARRANTS.

U.S. Federal Income Tax Treatment of Otonomo

Tax Residence of Otonomo for U.S. Federal Income Tax Purposes

Although Otonomo is incorporated and tax resident in Israel, the IRS may assert that it should be treated as a U.S. corporation (and therefore a U.S. tax resident) for U.S. federal income tax purposes pursuant to Section 7874 of the Code. For U.S. federal income tax purposes, a corporation is generally considered a U.S. “domestic” corporation (or U.S. tax resident) if it is organized in the United States, and a corporation is generally considered a “foreign” corporation (or non-U.S. tax resident) if it is not a U.S. corporation. Because Otonomo is an entity incorporated and tax resident in Israel, it would generally be classified as a foreign corporation (or non-U.S. tax resident) under these rules. Section 7874 of the Code provides an exception under which a foreign incorporated and foreign tax resident entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes.

Under Section 7874 of the Code, a corporation created or organized outside the United States (i.e., a foreign corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes when (i) the foreign corporation directly or indirectly acquires substantially all of the assets held directly or indirectly by a U.S. corporation (including the indirect acquisition of assets of the U.S. corporation by acquiring the outstanding shares of the U.S. corporation), (ii) the shareholders of the acquired U.S. corporation hold, by vote or value, at least 80% (or 60% where Otonomo is tax resident in a jurisdiction other than Israel, which is not expected to be applicable in respect of the Business Combination) of the shares of the foreign acquiring corporation after the acquisition by reason of holding shares in the U.S. acquired corporation (the “Section 7874 Percentage”), and (iii) the foreign corporation’s “expanded affiliated group” does not have substantial business activities in the foreign corporation’s country of tax residency relative to such expanded affiliated group’s worldwide activities (the “Substantial Business Activities Exception”). In order to satisfy the Substantial Business Activities Exception, at least 25% of the employees (by headcount and compensation), real and tangible assets and gross income of the foreign acquiring corporation’s “expanded affiliated group” must be based, located and derived, respectively, in the country in which the foreign acquiring corporation is a tax resident after the acquisition. The Treasury regulations promulgated under Section 7874 of the Code (the “Section 7874 Regulations”) provide for a number of special rules that aggregate multiple acquisitions of U.S. corporations for purposes of Section 7874 of the Code as part of a plan or conducted over a 36-month period. Moreover, certain acquisitions of U.S. corporations over a 36-month period will impact the Section 7874 Percentage, making it more likely that Section 7874 of the Code will apply to a foreign acquiring corporation.

Otonomo will indirectly acquire substantially all of the assets of SWAG as a result of the Business Combination. As such, Section 7874 of the Code may apply to cause Otonomo to be treated as a U.S. corporation for U.S. federal income tax purposes following the Business Combination depending on whether the Section 7874 Percentage equals or exceeds 80% or whether the Substantial Business Activities Exception is met.

Based upon the terms of the Business Combination, the rules for determining share ownership under Section 7874 of the Code and the Section 7874 Regulations, and certain factual assumptions, SWAG and Otonomo currently expect that the Section 7874 Percentage of the SWAG stockholders in Otonomo should be less than 80% after the Business Combination. Accordingly, Otonomo is not expected to be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code. The calculation of the Section 7874 Percentage is complex and is subject to detailed regulations (the application of which is uncertain in various respects and would be impacted by changes in such Treasury regulations with possible retroactive effect) and is subject to certain factual uncertainties. Whether the Section 7874 Percentage is less than 80% must be finally determined after completion of the Business Combination, by which time there could be adverse changes to the relevant facts and circumstances. Moreover, former SWAG securityholders will be deemed to own an amount of Otonomo ordinary shares in respect to certain redemptions by SWAG of shares of SWAG Common Stock prior to the Business Combination for purposes of determining the ownership percentage of former SWAG securityholders for purposes of Section 7874 of the Code. Accordingly, there can be no assurance that the IRS will not challenge the status of Otonomo as a foreign corporation under Section 7874 of the Code or that such challenge would not be sustained by a court.

If the IRS were to successfully challenge under Section 7874 of Code Otonomo’s status as a foreign corporation for U.S. federal income tax purposes, Otonomo and certain Otonomo shareholders would be subject to significant adverse tax consequences, including a higher effective corporate income tax rate on Otonomo and potential future withholding taxes on distributions to certain Otonomo shareholders, depending on the application of any income tax treaty that might apply to reduce such withholding taxes.

However, even if the Section 7874 Percentage was such that Otonomo were still respected as a foreign corporation under Section 7874 of the Code, Otonomo may be limited in using its equity to engage in future acquisitions of U.S. corporations over a 36-month period following the Business Combination. If Otonomo were to be treated as acquiring substantially all of the assets of a U.S. corporation within a 36-month period after the Business Combination, the Section 7874 Regulations would exclude certain shares of Otonomo attributable to the Business Combination for purposes of determining the Section 7874 Percentage of that subsequent acquisition, making it more likely that Section 7874 of the Code would apply to such subsequent acquisition.

The remainder of this discussion assumes that Otonomo will not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code.

Utilization of SWAG’s Tax Attributes and Certain Other Adverse Tax Consequences to Otonomo and Otonomo’s Shareholders.

Following the acquisition of a U.S. corporation by a foreign corporation, such as here, Section 7874 of the Code can limit the ability of the acquired U.S. corporation and its U.S. affiliates to use U.S. tax attributes (including net operating losses and certain tax credits) to offset U.S. taxable income resulting from certain transactions, as well as result in certain other adverse tax consequences, even if the acquiring foreign corporation is respected as a foreign corporation for purposes of Section 7874 of the Code. Specifically, Section 7874 of the Code can apply in this manner if (i) the foreign corporation acquires, directly or indirectly, substantially all of the properties held directly or indirectly by a U.S. corporation, (ii) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 60% (by vote or value) but less than 80% (by vote and value) of the shares of the foreign acquiring corporation by reason of holding shares in the acquired U.S. corporation, and (iii) the foreign corporation’s “expanded affiliated group” does not meet the Substantial Business Activities Exception.

Based upon the terms of the Business Combination, the rules for determining share ownership under Section 7874 of the Code and the Section 7874 Regulations, and certain factual assumptions, SWAG and Otonomo currently expect that the Section 7874 Percentage should be less than 60% after the Business Combination. Accordingly, the limitations and other rules described above are not expected to apply to Otonomo or SWAG after the Business Combination.

If the Section 7874 Percentage applicable to the Business Combination is at least 60% but less than 80%, Otonomo and certain of Otonomo’s shareholders may be subject to adverse tax consequences including, but not limited to, restrictions on the use of tax attributes with respect to “inversion gain” recognized over a 10-year period following the transaction, disqualification of dividends paid from preferential “qualified dividend income” rates and the requirement that any U.S. corporation owned by Otonomo include as “base erosion payments” that may be subject to a minimum U.S. federal income tax any amounts treated as reductions in gross income paid to certain related foreign persons. Furthermore, certain “disqualified individuals” (including officers and directors of a U.S. corporation) may be subject to an excise tax on certain stock-based compensation held thereby at a rate of 20%. SWAG is not expected to have tax attributes to offset any inversion gain which might exist, regardless of whether, as a blank check company whose assets are primarily comprised of cash and cash equivalents, SWAG has any amount of inversion gain. However, as a blank check company whose assets are primarily comprised of cash and cash equivalents, it is not expected that SWAG will have a significant amount of inversion gain as a result of the Business Combination. Moreover, if it is determined that the Section 7874 Percentage is at least 60% and that Otonomo is tax resident in a jurisdiction other than Israel, Otonomo would be treated as a U.S. corporation under Section 7874 of the Code in the same manner as described above under “—Tax Residence of Otonomo for U.S. Federal Income Tax Purposes.”

The above determination, however, is subject to detailed regulations (the application of which is uncertain in various respects and would be impacted by future changes in such Treasury regulations, with possible retroactive effect) and is subject to certain factual uncertainties. Whether the Section 7874 Percentage is less than 60% must be finally determined after completion of the Business Combination, by which time there could be adverse changes to the relevant facts and circumstances. There can be no assurance that the IRS will not challenge whether Otonomo is subject to the above rules or that such a challenge would not be sustained by a court. If the IRS successfully applied these rules to Otonomo, significant adverse tax consequences would result for Otonomo and for certain Otonomo shareholders, including a higher effective corporate tax rate on Otonomo.

The remainder of this discussion assumes that the limitations and other rules described above will not apply to Otonomo or SWAG after the Business Combination.

U.S. Holders

U.S. Federal Income Tax Considerations of the Business Combination.

Tax Consequences of the Business Combination Under Section 368(a) of the Code

It is the opinion of Kirkland & Ellis LLP that the Business Combination is more likely than not to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Although this disclosure assumes that the Business Combination will so qualify, this treatment is not entirely free from doubt, and the IRS or a court could take a different position. U.S. Holders of SWAG securities are urged to consult their tax advisors regarding the proper U.S. federal income tax treatment of the Business Combination, including with respect to its qualification as a “reorganization” under Section 368 of the Code. Moreover the qualification of the reorganization will be based on facts and representations which cannot be confirmed until the time of closing or following the closing. The parties to the Business Combination Agreement have agreed to report the Business Combination for all applicable tax purposes in a manner consistent with such tax treatment. To qualify as a reorganization, a transaction must satisfy certain requirements, including, among others, that the acquiring corporation (or, in the case of certain reorganizations structured similarly to the Business Combination, its corporate parent) continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business, in each case, within the meaning of Treasury regulations Section 1.368-1(d). However, due to the absence of guidance bearing directly on how the above rules apply in the case of an acquisition of a corporation with only investment-type assets, such as SWAG, the qualification of the Business Combination as a reorganization is not free from doubt. Moreover, the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Business Combination will qualify as a reorganization, and neither SWAG nor Otonomo intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Business Combination. Accordingly, no assurance can be given that the IRS will not challenge the Business Combination’s qualification as a reorganization or that a court will not sustain such a challenge by the IRS. If the Business Combination qualifies as a tax-free reorganization, U.S. Holders will generally not recognize gain or loss, although any gain may still be required to be recognized under Section 367 of the Code, as discussed below.

If, notwithstanding the above, at the Effective Time any requirement for Section 368(a) is not met, a U.S. Holder of SWAG securities may recognize gain or loss in an amount equal to the difference, if any, between the fair market value as of the Closing Date of Otonomo ordinary shares and/or Otonomo warrants received by such U.S. Holder in the Business Combination over such U.S. Holder’s tax basis in the SWAG securities surrendered by such U.S. Holder in the Business Combination. Any gain or loss so recognized would generally be long-term capital gain or loss if the U.S. Holder had held the SWAG securities for more than one year (or short-term capital gain otherwise). It is unclear, however, whether certain redemption rights (described herein) may suspend the running of the applicable holding period for this purpose and accordingly Kirkland & Ellis LLP is unable to opine as to whether the holding period of SWAG securities has been suspended by virtue of the redemption rights described herein. Long-term capital gains of non-corporate U.S. Holders (including individuals) currently are eligible for preferential U.S. federal income tax rates. However, the deductibility of capital losses is subject to limitations. A U.S. Holder’s holding period in the Otonomo ordinary shares and/or Otonomo warrants received in the Business Combination, if any, would not include the holding period for the SWAG securities surrendered in exchange therefore.

Tax Consequences of the Business Combination Under Section 367(a) of the Code

Section 367(a) of the Code and the Treasury regulations promulgated thereunder provide that, where a U.S. person exchanges stock or securities in a U.S. corporation for stock or securities in a non-U.S. corporation in a transaction that would otherwise qualify as a reorganization under Section 368(a) of the Code, the U.S. person is required to recognize any gain (but not loss) realized on such exchange unless certain requirements are satisfied. In general, for the Business Combination to meet these additional requirements, certain reporting requirements must be satisfied and (i) no more than 50% of both the total voting power and the total value of the stock of the transferee non-U.S. corporation is received, in the aggregate, by the “U.S. transferors” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) in the transaction; (ii) no more than 50% of each of the total voting power and the total value of the stock of the transferee non-U.S. corporation is owned, in the aggregate, immediately after the transaction by “U.S. persons” (as defined in the Treasury regulations) that are either officers or directors or “five-percent target shareholders” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferred U.S. corporation; and (iii) the “active trade or business test” as defined in Treasury regulation Section 1.367(a)-3(c)(3) must be satisfied. Conditions (i), (ii), and (iii) are expected to be met, and, as a result, the Business Combination is expected to satisfy the applicable requirements under Section 367(a) of the Code on account of such conditions. Accordingly, it is intended that the Business Combination not result in gain recognition by a U.S. Holder exchanging SWAG Common Stock for Otonomo ordinary shares so long as either (A) the U.S. Holder is not a “five-percent transferee shareholder” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferee non-U.S. corporation (by total voting power or by total value) or (B) the U.S. Holder is a “five-percent transferee shareholder” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferee non-U.S. corporation and enters into a “gain recognition agreement” with respect to the transferred SWAG Common Stock. All U.S. Holders that will own 5% or more of either the total voting power or the total value of the outstanding shares of Otonomo after the Business Combination (taking into account, for this purpose, ownership of Otonomo ordinary shares, and any Otonomo ordinary shares not acquired in connection with the Business Combination) may want to enter into a valid “gain recognition agreement” under applicable Treasury regulations and are strongly urged to consult their own tax advisors to determine the particular consequences to them of the Business Combination.

Whether the requirements described above are met will depend on facts existing at the Effective Time, and the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel or ruling from the IRS that the Business Combination will not result in gain being recognized by U.S. Holders of SWAG securities under Section 367(a) of the Code (other than any such U.S. Holder that would own, actually or constructively, 5% or more (by vote or value) of the outstanding Otonomo ordinary shares immediately after the Business Combination). In addition, no assurance can be given that the IRS will not challenge that the relevant requirements under Section 367(a) of the Code and the Treasury regulations promulgated thereunder have been met with respect to the Business Combination, or that a court would not sustain such a challenge. Because of the inherently factual nature of these tests under the applicable Treasury Regulations, and the fact that these tests are generally applied based on the relevant facts at the time of, and following, the completion of the Merger, Kirkland & Ellis LLP is unable to opine on the application of Section 367(a) of the Code to the exchange by a U.S. Holder of SWAG securities in the Merger.

If the Business Combination does meet the requirements of Section 368(a) of the Code but, at the Effective Time, any requirement for Section 367(a) of the Code not to impose gain on a U.S. Holder is not satisfied, then such a U.S. Holder of SWAG Common Stock may recognize gain (but not loss) in an amount equal to the excess, if any, of the fair market value as of the Closing Date of the Otonomo ordinary shares (and, if such U.S. Holder’s SWAG warrants convert to Otonomo warrants, the fair market value of the Otonomo warrants) received by such U.S. Holder in the Business Combination over such U.S. Holder’s tax basis in the SWAG Common Stock (and SWAG warrants, if any) surrendered by such U.S. Holder in the Business Combination. Any gain so recognized would generally be long-term capital gain if the U.S. Holder had held the SWAG Common Stock (and SWAG warrants, if any) for more than one year at the Closing Date (or short-term capital gain otherwise). It is unclear, however, whether certain redemption rights (described herein) may suspend the running of the applicable holding period for this purpose and accordingly Kirkland & Ellis LLP is unable to opine as to whether the holding period of SWAG securities has been suspended by virtue of the redemption rights described herein. Long-term capital gain of non-corporate U.S. Holders (including individuals) currently is eligible for preferential U.S. federal income tax rates. A U.S. Holder’s holding period in the Otonomo ordinary shares received in the Business Combination, if any, would not include the holding period for the SWAG Common Stock (and SWAG warrants, if any) surrendered in exchange therefore.

U.S. Holders Exchanging SWAG Securities for Otonomo Ordinary Shares and/or Otonomo Warrants

If the Business Combination qualifies as a reorganization under Section 368(a) of the Code and is not taxable under Section 367(a) of the Code, a U.S. Holder generally should not recognize gain or loss if, pursuant to the Business Combination, the U.S. Holder either (i) exchanges only SWAG Common Stock (but not SWAG warrants) for Otonomo ordinary shares, (ii) exchanges SWAG warrants for Otonomo warrants, or (iii) both exchanges SWAG Common Stock for Otonomo ordinary shares and exchanges its SWAG warrants for Otonomo warrants.

In such a case, the aggregate tax basis of the Otonomo ordinary shares received by a U.S. Holder in the Business Combination should be equal to the aggregate adjusted tax basis of the SWAG Common Stock surrendered in exchange therefore. The tax basis in an Otonomo warrant received by a U.S. Holder in the Business Combination should be equal to the adjusted tax basis of an Otonomo warrant exchanged therefore. The holding period of the Otonomo ordinary shares and/or Otonomo warrants received by a U.S. Holder in the Business Combination should include the period during which the SWAG Common Stock and/or warrants exchanged therefore were held by such U.S. Holder.

U.S. Holders Exercising Redemption Rights with Respect to SWAG Common Stock

In the event that a U.S. Holder’s shares of SWAG Common Stock are redeemed for cash pursuant to the redemption provisions described herein, the treatment of such redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of stock under Section 302 of the Code. Whether a redemption qualifies as a sale of stock under Section 302 of the Code will depend largely on the total number of shares of SWAG Common Stock treated as held by the U.S. Holder relative to all of the shares of SWAG Common Stock outstanding, both before and after the redemption.

The redemption of SWAG Common Stock generally will be treated as a sale of stock under Section 302 of the Code (rather than a distribution) if the redemption (i) results in a “complete termination” of the U.S. Holder’s interest in SWAG, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests (determined immediately after the Business Combination) are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally should take into account not only SWAG Common Stock actually owned by such U.S. Holder but also SWAG Common Stock constructively owned by it. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include SWAG Common Stock which could be directly or constructively acquired pursuant to the exercise of SWAG warrants.

There will be a complete termination of a U.S. Holder’s interest if either (i) all of the SWAG Common Stock actually and constructively owned by the U.S. Holder is redeemed or (ii) all of the SWAG Common Stock actually owned by the U.S. Holder is redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules set forth in the Code and Treasury regulations, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares. In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock actually or constructively owned by a U.S. Holder immediately following the redemption generally must be less than 80% of the voting stock actually or constructively owned by such U.S. Holder immediately prior to the redemption. The redemption of the SWAG Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in SWAG. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in SWAG will depend on such U.S. Holder’s particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of a redemption.

If the redemption qualifies as a sale of stock by the U.S. Holder under Section 302 of the Code, the U.S. Holder would generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of SWAG Common Stock redeemed. Such gain or loss generally would be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A U.S. Holder’s tax basis in such U.S. Holder’s SWAG Common Stock generally will equal the cost of such shares.

If the redemption does not qualify as a sale of stock under Section 302 of the Code, then the U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s SWAG Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the SWAG Common Stock.

Distributions on Otonomo Ordinary Shares

If Otonomo makes distributions of cash or property on the Otonomo ordinary shares, such distributions will be treated for U.S. federal income tax purposes first as a dividend to the extent of Otonomo’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), and then as a tax-free return of capital to the extent of the U.S. Holder’s tax basis, with any excess treated as capital gain from the sale or exchange of the shares. If Otonomo does not provide calculations of its earnings and profits under U.S. federal income tax principles, a U.S. Holder should expect all cash distributions to be reported as dividends for U.S. federal income tax purposes. Any dividend will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from U.S. corporations.

Subject to the discussions above under “—Utilization of SWAG’s Tax Attributes and Certain Other Adverse Tax Consequences to Otonomo and Otonomo’s Shareholders” and below under “—Passive Foreign Investment Company Rules,” dividends received by certain non-corporate U.S. Holders (including individuals) may be “qualified dividend income,” which is taxed at the lower applicable capital gains rate, provided that:

•

either (a) the shares are readily tradable on an established securities market in the United States, or (b) Otonomo is eligible for the benefits of a qualifying income tax treaty with the United States that includes an exchange of information program;

•

Otonomo is neither a PFIC (as discussed below under below under “—Passive Foreign Investment Company Rules”) nor treated as such with respect to the U.S. Holder for Otonomo’s in any taxable year in which the dividend is paid or the preceding taxable year;

•	the U.S. Holder satisfies certain holding period requirements; and

•	the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property.

There can be no assurances that Otonomo will be eligible for benefits of an applicable comprehensive income tax treaty between the United States and Israel. In addition, there also can be no assurance that Otonomo ordinary shares will be considered “readily tradable” on an established securities market in the United States in accordance with applicable legal authorities. Furthermore, Otonomo will not constitute a “qualified foreign corporation” for purposes of these rules if it is a PFIC for the taxable year in which it pays a dividend or for the preceding taxable year. See “—Passive Foreign Investment Company Rules.” U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for dividends paid with respect to Otonomo ordinary shares. Subject to certain exceptions, dividends on Otonomo ordinary shares will constitute foreign source income for foreign tax credit limitation purposes. If such dividends are qualified dividend income (as discussed above), the amount of the dividend taken into account for purposes of calculating the foreign tax credit limitation will be limited to the gross amount of the dividend, multiplied by a fraction, the numerator of which is the reduced rate applicable to qualified dividend income and the denominator of which is the highest rate of tax normally applicable to dividends. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by Otonomo with respect to the Otonomo ordinary shares generally will constitute “passive category income” but could, in the case of certain U.S. Holders, constitute “general category income.”

Sale, Exchange, Redemption or Other Taxable Disposition of Otonomo Ordinary Shares and Otonomo Warrants.

Subject to the discussion below under “—Passive Foreign Investment Company Rules,” a U.S. Holder generally will recognize gain or loss on any sale, exchange, redemption or other taxable disposition of Otonomo ordinary shares or Otonomo warrants in an amount equal to the difference between (i) the amount realized on the disposition and (ii) such U.S. Holder’s adjusted tax basis in such Otonomo ordinary shares and/or Otonomo warrants. Any gain or loss recognized by a U.S. Holder on a taxable disposition of Otonomo ordinary shares or Otonomo warrants generally will be capital gain or loss. A non-corporate U.S. Holder, including an individual, who has held the Otonomo ordinary shares and/or Otonomo warrants for more than one year generally will be eligible for reduced tax rates for such long-term capital gains. The deductibility of capital losses is subject to limitations.

Any such gain or loss recognized generally will be treated as U.S. source gain or loss. Accordingly, in the event any Israeli tax (including withholding tax) is imposed upon such sale or other disposition, a U.S. Holder may not be able to utilize foreign tax credits unless such U.S. Holder has foreign source income or gain in the same category from other sources. Moreover, there are special rules under the income tax treaty between the United States and Israel (the “Treaty”), which may impact a U.S. Holder’s ability to claim a foreign tax credit. U.S. Holders are urged to consult their own tax advisor regarding the ability to claim a foreign tax credit and the application of the Treaty to such U.S. Holder’s particular circumstances.

Exercise or Lapse of an Otonomo Warrant

Except as discussed below with respect to the cashless exercise of an Otonomo warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of an Otonomo ordinary share on the exercise of an Otonomo warrant for cash. A U.S. Holder’s tax basis in an Otonomo ordinary shares received upon exercise of the Otonomo warrant generally should be an amount equal to the sum of the U.S. Holder’s tax basis in the Otonomo warrant received therefore and the exercise price. The U.S. Holder’s holding period for an Otonomo ordinary share received upon exercise of the Otonomo warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the Otonomo warrant and will not include the period during which the U.S. Holder held the Otonomo warrant. If an Otonomo warrant is allowed to lapse unexercised, a U.S. Holder that has otherwise received no proceeds with respect to such Otonomo warrant generally will recognize a capital loss equal to such U.S. Holder’s tax basis in the Otonomo warrant.

The tax consequences of a cashless exercise of an Otonomo warrant are not clear under current U.S federal income tax law. A cashless exercise may be tax-deferred, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s basis in the Otonomo ordinary shares received would equal the U.S. Holder’s basis in the Otonomo warrants exercised therefore. If the cashless exercise is not treated as a realization event, a U.S. Holder’s holding period in the Otonomo ordinary shares would be treated as commencing on the date following the date of exercise (or possibly the date of exercise) of the Otonomo warrants. If the cashless exercise were treated as a recapitalization, the holding period of the Otonomo ordinary shares would include the holding period of the Otonomo warrants exercised therefore.

It is also possible that a cashless exercise of an Otonomo warrant could be treated in part as a taxable exchange in which gain or loss would be recognized in the manner set forth above under “—Sale, Exchange, Redemption or Other Taxable Disposition of Otonomo Ordinary Shares and Otonomo Warrants.” In such event, a U.S. Holder could be deemed to have surrendered warrants equal to the number of Otonomo ordinary shares having an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. The U.S. Holder would recognize capital gain or loss in an amount generally equal to the difference between (i) the fair market value of the Otonomo warrants deemed surrendered and (ii) the U.S. Holder’s tax basis in such Otonomo warrants deemed surrendered. In this case, a U.S. Holder’s tax basis in the Otonomo ordinary shares received would equal the sum of (i) U.S. Holder’s tax basis in the Otonomo warrants deemed exercised and (ii) the exercise price of such Otonomo warrants. A U.S. Holder’s holding period for the Otonomo ordinary shares received in such case generally would commence on the date following the date of exercise (or possibly the date of exercise) of the Otonomo warrants.

Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise of warrants, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their own tax advisors regarding the tax consequences of a cashless exercise of Otonomo warrants.

Possible Constructive Distributions

The terms of each Otonomo warrant provide for an adjustment to the number of Otonomo ordinary shares for which the Otonomo warrant may be exercised or to the exercise price of the Otonomo warrant in certain events, as discussed under “Description of Otonomo warrants.” An adjustment which has the effect of preventing dilution generally is not taxable. A U.S. Holder of an Otonomo warrant would, however, be treated as receiving a constructive distribution from Otonomo if, for example, the adjustment increases the holder’s proportionate interest in Otonomo’s assets or earnings and profits (for instance, through an increase in the number of Otonomo ordinary shares that would be obtained upon exercise of such warrant) as a result of a distribution of cash or other property such as other securities to the holders of the Otonomo ordinary shares which is taxable to the U.S. Holders of such shares as described under “—Distributions on Otonomo ordinary shares” above. Such constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holder of such Otonomo warrant received a cash distribution from Otonomo equal to the fair market value of such increased interest.

Passive Foreign Investment Company Rules

The treatment of U.S. Holders of the Otonomo ordinary shares could be materially different from that described above, if Otonomo is treated as a PFIC for U.S. federal income tax purposes. A non-U.S. entity treated as a corporation for U.S. federal income tax purposes generally will be a PFIC for U.S. federal income tax purposes for any taxable year if either:

•	at least 75% of its gross income for such year is passive income; or

•

at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce passive income or are held for the production of passive income.

For this purpose, Otonomo will be treated as owning its proportionate share of the assets and earning its proportionate share of the income of any other entity treated as a corporation for U.S. federal income tax purposes in which Otonomo owns, directly or indirectly, 25% or more (by value) of the stock.

Based on the current and anticipated composition of the income, assets and operations of Otonomo and its subsidiaries, Otonomo does not believe it will be treated as a PFIC for the taxable year that includes the Business Combination. However, there can be no assurances in this regard, nor can there be any assurances that Otonomo will not be treated as a PFIC in any future taxable year. Moreover, the application of the PFIC rules is subject to uncertainty in several respects, and Otonomo can make no assurances that the IRS will not take a contrary position or that a court will not sustain such a challenge by the IRS.

Whether Otonomo or any of its subsidiaries is treated as a PFIC is determined on an annual basis. The determination of whether Otonomo or any of its subsidiaries is a PFIC is a factual determination that depends on, among other things, the composition of Otonomo’s income and assets, and the market value of its and its subsidiaries’ shares and assets. Changes in the composition of Otonomo’s or any of its subsidiaries’ income or composition of Otonomo’s or any of its subsidiaries’ assets may cause it to be or become a PFIC for the current or subsequent taxable years. Under the PFIC rules, if Otonomo were considered a PFIC at any time that a U.S. Holder owns Otonomo ordinary shares or Otonomo warrants, Otonomo would continue to be treated as a PFIC with respect to such investment unless (i) it ceased to be a PFIC and (ii) the U.S. Holder made a “deemed sale” election under the PFIC rules. If such election is made, a U.S. Holder will be deemed to have sold its Otonomo ordinary shares or Otonomo warrants at their fair market value on the last day of the last taxable year in which Otonomo is classified as a PFIC, and any gain from such deemed sale would be subject to the consequences described below. After the deemed sale election, the Otonomo ordinary shares or Otonomo warrants with respect to which the deemed sale election was made will not be treated as shares in a PFIC unless Otonomo subsequently becomes a PFIC.

For each taxable year that Otonomo is treated as a PFIC with respect to a U.S. Holder’s Otonomo ordinary shares or Otonomo warrants, the U.S. Holder will be subject to special tax rules with respect to any “excess distribution” (as defined below) received and any gain realized from a sale or disposition (including a pledge) of its Otonomo ordinary shares (collectively the “Excess Distribution Rules”), unless the U.S. Holder makes a valid QEF election or mark-to-market election as discussed below. Distributions received by a U.S. Holder in a taxable year that are greater than 125% of the average annual distributions received during the shorter of the three preceding taxable years or the U.S. Holder’s holding period for the Otonomo ordinary shares will be treated as excess distributions. Under these special tax rules:

•	the excess distribution or gain will be allocated ratably over the U.S. Holder’s holding period for the Otonomo ordinary shares;

•

the amount allocated to the current taxable year, and any taxable years in the U.S. Holder’s holding period prior to the first taxable year in which Otonomo is a PFIC, will be treated as ordinary income; and

•

the amount allocated to each other taxable year will be subject to the highest tax rate in effect for individuals or corporations, as applicable, for each such year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

Under the Excess Distribution Rules, the tax liability for amounts allocated to taxable years prior to the year of disposition or excess distribution cannot be offset by any net operating losses, and gains (but not losses) realized on the sale of the Otonomo ordinary shares or Otonomo warrants cannot be treated as capital gains, even though the U.S. Holder holds the Otonomo ordinary shares or Otonomo warrants as capital assets.

Certain of the PFIC rules may impact U.S. Holders with respect to equity interests in subsidiaries and other entities which Otonomo may hold, directly or indirectly, that are PFICs (collectively, “Lower-Tier PFICs”). There can be no assurance, however, that Otonomo does not own, or will not in the future acquire, an interest in a subsidiary or other entity that is or would be treated as a Lower-Tier PFIC. U.S. Holders should consult their own tax advisors regarding the application of the PFIC rules to any of Otonomo’s subsidiaries.

If Otonomo is a PFIC, a U.S. Holder of Otonomo ordinary shares (but not Otonomo warrants) may avoid taxation under the Excess Distribution Rules described above by making a “qualified electing fund” (“QEF”) election. However, a U.S. Holder may make a QEF election with respect to its Otonomo ordinary shares only if Otonomo provides U.S. Holders on an annual basis with certain financial information specified under applicable U.S. Treasury regulations. Otonomo will endeavor to provide U.S. Holders with the required information on an annual basis to allow U.S. Holders to make a QEF election with respect to the Otonomo ordinary shares in the event Otonomo is treated as a PFIC for any taxable year. There can be no assurance, however, that Otonomo will timely provide such information for the current year or subsequent years. The failure to provide such information on an annual basis could prevent a U.S. Holder from making a QEF election or result in the invalidation or termination of a U.S. Holder’s prior QEF election. In addition, U.S. Holders of Otonomo warrants will not be able to make a QEF election with respect to their warrants.

In the event Otonomo is a PFIC, a U.S. Holder that makes a QEF election with respect to its Otonomo ordinary shares would generally be required to include in income for each year that Otonomo is treated as a PFIC the U.S. Holder’s pro rata share of Otonomo’s ordinary earnings for the year (which would be subject to tax as ordinary income) and net capital gains for the year (which would be subject to tax at the rates applicable to long-term capital gains), without regard to the amount of any distributions made in respect of the Otonomo ordinary shares. Any net deficits or net capital losses of Otonomo for a taxable year would not be passed through and included on the tax return of the U.S. Holder, however. A U.S. Holder’s basis in the Otonomo ordinary shares would be increased by the amount of income inclusions under the qualified electing fund rules. Dividends actually paid on the Otonomo ordinary shares generally would not be subject to U.S. federal income tax to the extent of prior income inclusions and would reduce the U.S. Holder’s basis in the Otonomo ordinary shares by a corresponding amount.

If Otonomo owns any interests in a Lower-Tier PFIC, a U.S. Holder generally must make a separate QEF election for each Lower-Tier PFIC, subject to Otonomo’s providing the relevant tax information for each Lower-Tier PFIC on an annual basis.

If a U.S. Holder does not make a QEF election (or a mark-to-market election, as discussed below) effective from the first taxable year of a U.S. Holder’s holding period for the Otonomo ordinary shares in which Otonomo is a PFIC, then the Otonomo ordinary shares will generally continue to be treated as an interest in a PFIC, and the U.S. Holder generally will remain subject to the Excess Distribution Rules. A U.S. Holder that first makes a QEF election in a later year may avoid the continued application of the Excess Distribution Rules to its Otonomo ordinary shares by making a “deemed sale” election. In that case, the U.S. Holder will be deemed to have sold the Otonomo ordinary shares at their fair market value on the first day of the taxable year in which the QEF election becomes effective, and any gain from such deemed sale would be subject to the Excess Distribution Rules described above. A U.S. Holder that is eligible to make a QEF election with respect to its Otonomo ordinary shares generally may do so by providing the appropriate information to the IRS in the U.S. Holder’s timely filed tax return for the year in which the election becomes effective.

U.S. Holders should consult their own tax advisors as to the availability and desirability of a QEF election.

Alternatively, a U.S. Holder of “marketable stock” (as defined below) may make a mark-to-market election for its Otonomo ordinary shares to elect out of the Excess Distribution Rules discussed above if Otonomo is treated as a PFIC. If a U.S. Holder makes a mark-to-market election with respect to its Otonomo ordinary shares, such U.S. Holder will include in income for each year that Otonomo is treated as a PFIC with respect to such Otonomo ordinary shares an amount equal to the excess, if any, of the fair market value of the Otonomo ordinary shares as of the close of the U.S. Holder’s taxable year over the adjusted basis in the Otonomo ordinary shares. A U.S. Holder will be allowed a deduction for the excess, if any, of the adjusted basis of the Otonomo ordinary shares over their fair market value as of the close of the taxable year. However, deductions will be allowed only to the extent of any net mark-to-market gains on the Otonomo ordinary shares included in the U.S. Holder’s income for prior taxable years. Amounts included in income under a mark-to-market election, as well as gain on the actual sale or other disposition of the Otonomo ordinary shares, will be treated as ordinary income. Ordinary loss treatment will also apply to the deductible portion of any mark-to-market loss on the Otonomo ordinary shares, as well as to any loss realized on the actual sale or disposition of the Otonomo ordinary shares, to the extent the amount of such loss does not exceed the net mark-to-market gains for such Otonomo ordinary shares previously included in income. A U.S. Holder’s basis in the Otonomo ordinary shares will be adjusted to reflect any mark-to-market income or loss. If a U.S. Holder makes a mark-to-market election, any distributions Otonomo makes would generally be subject to the rules discussed above under “ —Distributions on Otonomo ordinary shares,” except the lower rates applicable to qualified dividend income would not apply. U.S. Holders of Otonomo warrants will not be able to make a mark-to-market election with respect to their Otonomo warrants.

The mark-to-market election is available only for “marketable stock,” which is stock that is regularly traded on a qualified exchange or other market, as defined in applicable U.S. Treasury regulations. The Otonomo ordinary shares, which are expected to be listed on Nasdaq, are expected to qualify as marketable stock for purposes of the PFIC rules, but there can be no assurance that Otonomo ordinary shares will be “regularly traded” for purposes of these rules. Because a mark-to-market election cannot be made for equity interests in any Lower-Tier PFICs, a U.S. Holder that does not make the applicable QEF elections generally will continue to be subject to the Excess Distribution Rules with respect to its indirect interest in any Lower-Tier PFICs as described above, even if a mark-to-market election is made for Otonomo.

If a U.S. Holder does not make a mark-to-market election (or a QEF election, as discussed above) effective from the first taxable year of a U.S. Holder’s holding period for the Otonomo ordinary shares in which Otonomo is a PFIC, then the U.S. Holder generally will remain subject to the Excess Distribution Rules. A U.S. Holder that first makes a mark-to-market election with respect to the Otonomo ordinary shares in a later year will continue to be subject to the Excess Distribution Rules during the taxable year for which the mark-to-market election becomes effective, including with respect to any mark-to-market gain recognized at the end of that year. In subsequent years for which a valid mark-to-mark election remains in effect, the Excess Distribution Rules generally will not apply. A U.S. Holder that is eligible to make a mark-to-market with respect to its Otonomo ordinary shares may do so by providing the appropriate information on IRS Form 8621 and timely filing that form with the U.S. Holder’s tax return for the year in which the election becomes effective. U.S. Holders should consult their own tax advisors as to the availability and desirability of a mark-to-market election, as well as the impact of such election on interests in any Lower-Tier PFICs.

A U.S. Holder of a PFIC may be required to file an IRS Form 8621 on an annual basis. U.S. Holders should consult their own tax advisors regarding any reporting requirements that may apply to them if Otonomo is a PFIC.

U.S. Holders are strongly encouraged to consult their tax advisors regarding the application of the PFIC rules to their particular circumstances.

Non-U.S. Holders

The section applies to Non-U.S. Holders of Otonomo ordinary shares and Otonomo warrants. For purposes of this discussion, a Non-U.S. Holder means a beneficial owner (other than a partnership or an entity or arrangement so characterized for U.S. federal income tax purposes) of Otonomo ordinary shares or Otonomo warrants that is not a U.S. Holder, including:

•	a nonresident alien individual, other than certain former citizens and residents of the United States;

•	a foreign corporation; or

•	a foreign estate or trust.

Non-U.S. Holders Exercising Redemption Rights with Respect to SWAG Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s SWAG Common Stock generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s SWAG Common Stock, as described above under “—U.S. Holders Exercising Redemption Rights with Respect to SWAG Common Stock.” Any redeeming Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain recognized as a result of the redemption or be able to utilize a loss in computing such Non-U.S. Holder’s U.S. federal income tax liability unless one of the exceptions described below under “—U.S. Federal Income Tax Consequences of the Ownership and Disposition of Otonomo Ordinary Shares and Otonomo Warrants to Non-U.S. Holders” applies in respect of gain from the disposition of SWAG Common Stock. Moreover, redeeming Non-U.S. Holders may be subject to U.S. federal income tax on any gain recognized as a result of the redemption if SWAG Common Stock constitutes a U.S. real property interest by reason of SWAG’s status as a U.S. real property holding corporation for U.S. federal income tax purposes. SWAG believes that it is not and has not been at any time since its formation a U.S. real property holding corporation.

If a Non-U.S. Holder receives cash for SWAG Common Stock, and the redemption is treated as a distribution (rather than a sale of stock under Section 302 of the Code), the Non-U.S. Holder will be subject to a 30% withholding tax (unless otherwise reduced by an applicable income tax treaty) on dividends to the extent the distribution is paid from current or accumulated earnings and profits of SWAG, as determined under U.S. federal income tax principles.

U.S. Federal Income Tax Consequences of the Ownership and Disposition of Otonomo Ordinary Shares and Otonomo Warrants to Non-U.S. Holders

Any (i) distributions of cash or property paid to a Non-U.S. Holders in respect of Otonomo ordinary shares or (ii) gain realized upon the sale or other taxable disposition of Otonomo ordinary shares and/or Otonomo warrants generally will not be subject to U.S. federal income taxation unless:

•

the gain or distribution is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable); or

•

in the case of any gain, the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met.

Gain or distributions described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

The U.S. federal income tax treatment of a Non-U.S. Holder’s exercise of an Otonomo warrant, or the lapse of an Otonomo warrant held by a Non-U.S. Holder, generally will correspond to the U.S. federal income tax treatment of the exercise or lapse of a warrant by a U.S. Holder, as described under “—U.S. Holders—Exercise or Lapse of an Otonomo Warrant,” above, although to the extent a cashless exercise or lapse results in a taxable exchange, the consequences would be similar to those described in the preceding paragraphs above for a Non-U.S. Holder’s gain on the sale or other disposition of the Otonomo ordinary shares and Otonomo warrants.

Non-U.S. Holders should consult their own tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information reporting requirements may apply to cash received in redemption of SWAG Common Stock, dividends received by U.S. Holders of Otonomo ordinary shares, and the proceeds received on sale or other taxable the disposition of Otonomo ordinary shares or Otonomo warrants effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to SWAG Common Stock and Otonomo ordinary shares and proceeds from the sale, exchange, redemption or other disposition of Otonomo ordinary shares or Otonomo warrants may be subject to information reporting to the IRS and possible U.S. backup withholding. U.S. Holders should consult their own tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on amounts received in respect of, a Non-U.S. Holder’s disposition of SWAG Common Stock or SWAG warrants or their Otonomo ordinary shares or Otonomo warrants, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to Otonomo ordinary shares and proceeds from the sale of other disposition of Otonomo ordinary shares or Otonomo warrants received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above, and otherwise complies with the applicable requirements of the backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding generally may be credited against the taxpayer’s U.S. federal income tax liability, and a taxpayer may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

CERTAIN MATERIAL ISRAELI TAX CONSIDERATIONS

The following description is not intended to constitute a complete analysis of all tax consequences relating to the acquisition, ownership, and disposition of the Otonomo ordinary shares. You should consult your own tax advisor concerning the tax consequences of your particular situation, as well as any tax consequences that may arise under the laws of any state, local, foreign or other taxing jurisdiction.

Israeli tax considerations

The following is a brief summary of certain material Israeli tax laws applicable to Otonomo, and certain Israeli Government programs that benefit Otonomo. This section also contains a discussion of certain material Israeli tax consequences concerning the ownership and disposition of Otonomo ordinary shares purchased by investors. This summary does not discuss all the aspects of Israeli tax law that may be relevant to a particular investor in light of his or her personal investment circumstances or to some types of investors subject to special treatment under Israeli law. Examples of such investors include residents of Israel or traders in securities who are subject to special tax regimes not covered in this discussion. To the extent that the discussion is based on tax legislation that has not yet been subject to judicial or administrative interpretation, Otonomo cannot assure you that the appropriate tax authorities or the courts will accept the views expressed in this discussion. The discussion below is not intended, and should not be construed, as legal or professional tax advice and is not exhaustive of all possible tax considerations. The discussion is subject to change, including due to amendments under Israeli law or changes to the applicable judicial or administrative interpretations of Israeli law, which change could affect the tax consequences described below, possibly with a retroactive effect.

THEREFORE, YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISORS AS TO THE ISRAELI OR OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR ORDINARY SHARES, INCLUDING, IN PARTICULAR, THE EFFECT OF ANY FOREIGN, STATE OR LOCAL TAXES.

General corporate tax structure in Israel

Israeli companies are generally subject to corporate tax at a flat rate. In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) which reduced the corporate income tax rate from 25% to 24% effective from January 1, 2017, and to 23% effective from January 1, 2018 and thereafter. However, the effective tax rate payable by a company that derives income from an Approved Enterprise, a Preferred Enterprise, a Benefited Enterprise or a Technological Enterprise (as discussed below) may be considerably less. Capital gains derived by an Israeli company are generally subject to corporate tax rate.

Law for the Encouragement of Industry (Taxes), 5729-1969

The Law for the Encouragement of Industry (Taxes), 5729-1969, generally referred to as the Industry Encouragement Law, provides several tax benefits for “Industrial Companies.” Otonomo may qualify as an Industrial Company within the meaning of the Industry Encouragement Law.

The Industry Encouragement Law defines an “Industrial Company” as an Israeli resident-company, of which 90% or more of its income in any tax year, other than income from certain government loans, capital gains, interest and dividends, is derived from an “Industrial Enterprise” owned by it and located in Israel or in the “Area”, in accordance with the definition under section 3A of the Israeli Income Tax Ordinance (New Version) 1961, or the Ordinance. An “Industrial Enterprise” is defined as an enterprise whose principal activity in a given tax year is industrial production.

Following are the main tax benefits available to Industrial Companies:

•

Amortization of the cost of purchased patent, rights to use a patent, and know-how, which are used for the development or advancement of the Industrial Enterprise, over an eight-year period, commencing on the year in which such rights were first exercised;

•	Under limited conditions, an election to file consolidated tax returns with controlled Israeli Industrial Companies;

•	Expenses related to a public offering are deductible in equal amounts over three years commencing on the year of the offering.

Eligibility for benefits under the Industry Encouragement Law is not contingent upon approval of any governmental authority.

Tax benefits and grants for research and development

Israeli tax law allows, under certain conditions, a tax deduction for expenditures, including capital expenditures, for the year in which they are incurred. Expenditures are deemed related to scientific research and development projects, if:

•	The expenditures are approved by the relevant Israeli government ministry, determined by the field of research;

•	The research and development must be for the promotion of the company; and

•	The research and development is carried out by or on behalf of the company seeking such tax deduction.

The amount of such deductible expenses is reduced by the sum of any funds received through government grants for the finance of such scientific research and development projects. No deduction under these research and development deduction rules is allowed if such deduction is related to an expense invested in an asset depreciable under the general depreciation rules of the Israeli Income Tax Ordinance (New Version) 5721-1961, or the Ordinance. Expenditures that are unqualified under the conditions above are deductible in equal amounts over three years.

From time to time we may apply to the Israel Innovation Authority for approval to allow a tax deduction for all or most of research and development expenses during the year incurred. There can be no assurance that such application will be accepted. If we will not be able to deduct research and development expenses during the year of the payment, we may be able to deduct research and development expenses in equal amounts over a period of three years commencing in the year of the payment of such expenses.

Law for the Encouragement of Capital Investments, 5719-1959

The Law for the Encouragement of Capital Investments, 5719-1959, generally referred to as the Investment Law, provides certain incentives for capital investments in production facilities (or other eligible assets). Generally, an investment program that is implemented in accordance with the provisions of the Investment Law, referred to as an Approved Enterprise, a Beneficiary Enterprise, a Preferred Enterprise, a Preferred Technological Enterprise, or a Special Preferred Technological Enterprise, is entitled to benefits as discussed below. These benefits may include cash grants from the Israeli government and tax benefits, based upon, among other things, the geographic location in Israel of the facility in which the investment is made. In order to qualify for these incentives, the Company is required to comply with the requirements of the Investment Law.

The Investment Law was significantly amended effective as of April 1, 2005 (the “2005 Amendment”), as of January 1, 2011 (the “2011 Amendment”) and as of January 1, 2017 (the “2017 Amendment”). Pursuant to the

2005 Amendment, tax benefits granted in accordance with the provisions of the Investment Law prior to its revision by the 2005 Amendment remain in force but any benefits granted subsequently are subject to the provisions of the amended Investment Law. Similarly, the 2011 Amendment introduced new benefits to replace those granted in accordance with the provisions of the Investment Law in effect prior to the 2011 Amendment. However, companies entitled to benefits under the Investment Law as in effect prior to January 1, 2011 were entitled to choose to continue to enjoy such benefits, provided that certain conditions are met, or elect instead, irrevocably, to forego such benefits and have the benefits of the 2011 Amendment apply. The 2017 Amendment introduces new benefits for Technological Enterprises, alongside the existing tax benefits.

Tax benefits under the 2011 Amendment

The 2011 Amendment canceled the availability of the benefits granted to Industrial Companies under the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its “Preferred Enterprise” (as such terms are defined in the Investment Law) as of January 1, 2011. The definition of a Preferred Company includes a company incorporated in Israel that is not fully owned by a governmental entity, and that has, among other things, Preferred Enterprise status and is controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company is entitled to a reduced corporate tax rate of 15% with respect to its income derived by its Preferred Enterprise in 2011 and 2012, unless the Preferred Enterprise is located in a specified development zone, in which case the rate will be 10%. Under the 2011 Amendment, such corporate tax rate was reduced from 15% and 10%, respectively, to 12.5% and 7%, respectively, in 2013, 16% and 9% respectively, in 2014, 2015 and 2016, and 16% and 7.5%, respectively, in 2017 and thereafter. Income derived by a Preferred Company from a “Special Preferred Enterprise” (as such term is defined in the Investment Law) would be entitled, subject to certain conditions and during a benefits period of 10 years, to further reduced tax rates of 8%, or 5% if the Special Preferred Enterprise is located in a certain development zone.

Dividends distributed from income which is attributed to a “Preferred Enterprise” will be subject to tax at the following rates: (i) Israeli resident corporations–0% (although, if such dividends are subsequently distributed to individuals or a non-Israeli company the below rates detailed in sub sections (ii) and (iii) shall apply) (ii) Israeli resident individuals–20% (iii) non-Israeli residents (individuals and corporations)–20%, subject to a reduced tax rate under the provisions of any applicable double tax treaty. The withholding tax rate applicable to distribution of dividend from such income to non-Israeli residents is 25% (or 30% if distributed to a “substantial shareholder” at the time of the sale or at any time during the preceding twelve months period, as defined below), which may be reduced by applying in advance for a withholding certificate from the Israel Tax Authority. A “substantial shareholder” is generally a person who alone or together with such person’s relative or another person who collaborates with such person on a permanent basis, holds, directly or indirectly, at least 10% of any of the “Means of Control” of the corporation. “Means of control” generally include the right to vote, receive profits, nominate a director or an executive officer, receive assets upon liquidation, or order someone who holds any of the aforesaid rights how to act, regardless of the source of such right.

The 2011 Amendment also provided transitional provisions to address companies already enjoying existing tax benefits under the Investment Law. These transitional provisions provide, among other things, that unless an irrevocable request is made to apply the provisions of the Investment Law as amended in 2011 with respect to income to be derived as of January 1, 2011, a Beneficiary Enterprise can elect to continue to benefit from the benefits provided to it before the 2011 Amendment came into effect, provided that certain conditions are met.

New tax benefits under the 2017 Amendment that became effective on January 1, 2017

The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016 and is effective as of January 1, 2017. The 2017 Amendment provides new tax benefits for two types of “Technological Enterprises,” as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.

The 2017 Amendment provides that a Preferred Company satisfying certain conditions will qualify as having a “Preferred Technological Enterprise” and will thereby enjoy a reduced corporate tax rate of 12% on income that qualifies as “Preferred Technological Income”, as defined in the Investment Law. The corporate tax rate is further reduced to 7.5% with respect to a Preferred Technological Enterprise located in development zone “A.” In addition, a Preferred Technological Company will enjoy a reduced corporate tax rate of 12% on capital gain derived from the sale of certain “Benefitted Intangible Assets” (as defined in the Investment Law) to a related foreign company if the Benefitted Intangible Assets were acquired from a foreign company on or after January 1, 2017 for at least NIS 200 million, and the sale receives prior approval from the Israel Innovation Authority.

The 2017 Amendment further provides that a Preferred Company satisfying certain conditions (including group consolidated revenues of at least NIS 10 billion) will qualify as a “Special Preferred Technological Enterprise” and will thereby enjoy a reduced corporate tax rate of 6% on “Preferred Technological Income” regardless of the company’s geographic location within Israel. In addition, a Special Preferred Technological Enterprise will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefitted Intangible Assets” to a related foreign company if the Benefitted Intangible Assets were either developed by the Special Preferred Enterprise or acquired from a foreign company on or after January 1, 2017, and the sale received prior approval from the Israel Innovation Authority. A Special Preferred Technological Enterprise that acquires Benefitted Intangible Assets from a foreign company for more than NIS 500 million will be eligible for these benefits for at least ten years, subject to certain approvals as specified in the Investment Law.

Dividends distributed by a Preferred Technological Enterprise or a Special Preferred Technological Enterprise, paid out of Preferred Technological Income, are generally subject to tax at the rate of 20% or such lower rate as may be provided in an applicable tax treaty. The withholding tax rate applicable to distribution of dividend from such income to non-Israeli residents is 25% (or 30% if distributed to a “substantial shareholder” at the time of the sale or at any time during the preceding twelve months period), which may be reduced by applying in advance for a withholding certificate from the Israel Tax Authority. In addition, if such dividends are distributed to a foreign company that holds solely or together with other foreign companies 90% or more in the Israeli company and other conditions are met, the withholding tax rate will be 4% (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld.

Otonomo believes that it may be eligible to the tax benefits under the 2017 Amendment. This should be further examined when relevant.

Taxation of our shareholders

Capital Gains Tax on Sales of our Ordinary Shares

Israeli law generally imposes a capital gains tax on the sale of any capital assets by Israeli residents, as defined for Israeli tax purposes, and on the sale of capital assets located in Israel, including shares of Israeli companies, by both Israeli residents and non-Israeli residents, unless a specific exemption is available or unless a tax treaty between Israel and the shareholder’s country of residence provides otherwise. The Ordinance distinguishes between real gain and inflationary surplus. The inflationary surplus is a portion of the total capital gain equivalent to the increase of the relevant asset’s purchase price attributable to an increase in the Israeli consumer price index, or a foreign currency exchange rate, between the date of purchase and the date of sale. Inflationary surplus is currently not subject to tax in Israel. The real gain is the excess of the total capital gain over the inflationary surplus.

Capital gains taxes applicable to non-Israeli resident shareholders.

A non-Israeli resident who derives capital gains from the sale of shares in an Israeli resident company that were purchased after the company was listed for trading on a stock exchange outside of Israel, will be exempt from Israeli tax if, among other conditions, the shares were not held through a permanent establishment that the non-resident maintains in Israel. However, non-Israeli corporations will not be entitled to the foregoing exemption if Israeli residents: (i) have a controlling interest more than 25% in such non-Israeli corporation or (ii) are the beneficiaries of, or are entitled to, 25% or more of the revenues or profits of such non-Israeli corporation, whether directly or indirectly. In addition, such exemption is not applicable to a person whose gains from selling or otherwise disposing of the shares are deemed to be business income.

Additionally, a sale of securities by a non-Israeli resident may be exempt from Israeli capital gains tax under the provisions of an applicable tax treaty. For example, under the Convention Between the Government of the United States of America and the Government of the State of Israel with respect to Taxes on Income, as amended (the “United States Israel Tax Treaty”), the sale, exchange or other disposition of shares by a shareholder who is a United States resident (for purposes of the treaty) holding the shares as a capital asset and is entitled to claim the benefits afforded to such a resident by the U.S. Israel Tax Treaty (a “U.S. Resident”) is generally exempt from Israeli capital gains tax unless: (i) the capital gain arising from such sale, exchange or disposition is attributed to real estate located in Israel; (ii) the capital gain arising from such sale, exchange or disposition is attributed to royalties; (iii) the capital gain arising from the such sale, exchange or disposition is attributed to a permanent establishment in Israel, under certain terms; (iv) such U.S. Resident holds, directly or indirectly, shares representing 10% or more of the voting capital during any part of the 12 month period preceding the disposition, subject to certain conditions; or (v) such U.S. Resident is an individual and was present in Israel for 183 days or more during the relevant taxable year. In any such case, the sale, exchange or disposition of such shares by the U.S. Resident would be subject to Israeli tax (unless exempt under the Israeli domestic law as described above). Under the United States Israel Tax Treaty, the gain may be treated as foreign source income for United States foreign tax credit purposes, upon an election by the U.S. Resident, and such U.S. Resident may be permitted to claim a credit for such taxes against the United States federal income tax imposed on such sale, subject to the limitations under the United States federal income tax laws applicable to foreign tax credits. The United States Israel Tax Treaty does not provide such credit against any United States state or local taxes.

Regardless of whether shareholders may be liable for Israeli tax on the sale of our ordinary shares, the payment of the consideration may be subject to the withholding of Israeli tax at source. Shareholders may be required to demonstrate that they are exempt from tax on their capital gains in order to avoid withholding at source at the time of sale (i.e., provide resident certificate and other documentation).

Capital gains taxes applicable to Israeli resident shareholders.

An Israeli resident corporation who derives capital gains from the sale of shares in an Israeli resident company that were purchased after the company was listed for trading on a stock exchange outside of Israel will generally be subject to tax on the real capital gains generated on such sale at the corporate tax rate (currently of 23%). An Israeli resident individual will generally be subject to capital gain tax at the rate of 25%. However, if the individual shareholder is claiming deduction of interest expenditures or he is a “substantial shareholder” at the time of the sale or at any time during the preceding twelve months period, such gain will be taxed at the rate of 30%. Individual holders dealing in securities in Israel for whom the income from the sale of securities is considered “business income” as defined in section 2(1) of the Ordinance are taxed at the marginal tax rates applicable to business income (up to 47% in 2021 plus 3% Surtax). Certain Israeli institutions who are exempt from tax under section 9(2) or section 129(C)(a)(1) of the Ordinance (such as exempt trust funds and pension funds) may be exempt from capital gains tax from the sale of the shares.

Taxation of Israeli shareholders on receipt of dividends.

An Israeli resident individual is generally subject to Israeli income tax on the receipt of dividends paid on our ordinary shares at the rate of 25%. With respect to a person who is a “substantial shareholder” at the time of receiving the dividend or on any time during the preceding twelve months, the applicable tax rate is 30%. Such dividends are generally subject to Israeli withholding tax at a rate of 25% if the shares are registered with a nominee company (whether the recipient is a substantial shareholder or not). If the recipient of the dividend is an Israeli resident corporation such dividend income will be exempt from tax provided the income from which such dividend is distributed was derived or accrued within Israel and was received directly or indirectly from another corporation that is liable to Israeli corporate tax. An exempt trust fund, pension fund or other entity that is exempt from tax under section 9(2) or section 129C(a)(1) of the Ordinance is exempt from tax on dividend.

Dividend distribution by a Preferred Technology Enterprise or a Special Preferred Technology Enterprise is subject to beneficial withholding tax rates. For a further discussion, see “Certain Material Israeli Tax Considerations—Law for the Encouragement of Capital Investments, 5719-1959—New tax benefits under the 2017 Amendment that became effective on January 1, 2017.”

Taxation of non-Israeli shareholders on receipt of dividends.

Non-Israeli residents (either individuals or corporations) are generally subject to Israeli income tax on the receipt of dividends paid on our ordinary shares at the rate of 25%, which tax will be withheld at source, unless relief is provided in a treaty between Israel and the shareholder’s country of residence. With respect to a person who is a “substantial shareholder” at the time of receiving the dividend or on any time during the preceding twelve months, the applicable tax rate is 30%. Such dividends are generally subject to Israeli withholding tax at a rate of 25% if the shares are registered with a nominee company (whether the recipient is a substantial shareholder or not), unless a reduced rate is provided under an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). For example, under the United States Israel Tax Treaty, the maximum rate of tax withheld at source in Israel on dividends paid to a holder of our ordinary shares who is a U.S. Resident is 25%. However, generally, the maximum rate of withholding tax on dividends, not generated by a Preferred Enterprise, Approved Enterprise or Beneficial Enterprise, that are paid to a United States corporation holding 10% or more of the outstanding voting capital throughout the tax year in which the dividend is distributed as well as during the previous tax year, is 12.5%, provided that not more than 25% of the gross income for such preceding year consists of certain types of dividends and interest. Notwithstanding the foregoing, dividends distributed from income attributed to an Approved Enterprise, Benefited Enterprise or Preferred Enterprise are not entitled to such reduction under the tax treaty but are subject to a withholding tax rate of 15% for a shareholder that is a U.S. corporation, provided that the conditions related to the outstanding voting rights and the gross income for the previous year (as set forth in the previous sentences) are met. If the dividend is attributable partly to income derived from an Approved Enterprise, Benefited Enterprise or Preferred Enterprise, and partly to other sources of income, the withholding rate will be a blended rate reflecting the relative portions of the two types of income. We cannot assure you that we will designate the profits that we may distribute in a way that will reduce shareholders’ tax liability. Application for the reduced tax rate requires appropriate documentation presented and specific instruction received from the Israeli Tax Authorities to the extent tax is withheld at source at the maximum rates (see above), a qualified tax treaty recipient will have to comply with some administrative procedures with the Israeli Tax Authorities in order to receive back the excess tax withheld.

A foreign resident who had income from a dividend that was accrued from Israeli source, from which the full tax was deducted, will be exempt from filing a tax return in Israel, unless he is liable to additional Surtax (see below) in accordance with section 121B of the Ordinance.

Dividend distribution by a Preferred Technology Enterprise or a Special Preferred Technology Enterprise is subject to beneficial withholding tax rates. For a further discussion, see “Certain Material Israeli Tax Considerations—Law for the Encouragement of Capital Investments, 5719-1959—New tax benefits under the 2017 Amendment that became effective on January 1, 2017.”

Surtax

Subject to the provisions of an applicable tax treaty, individuals who are subject to tax in Israel are also subject to an additional tax at a rate of 3% on annual income (including, but not limited to, dividends, interest and capital gain) exceeding NIS 647,640 for 2021, which amount is linked to the annual change in the Israeli consumer price index.

Estate and Gift Tax

Israeli law presently does not impose estate or gift taxes.

DESCRIPTION OF OTONOMO ORDINARY SHARES

A summary of the material provisions governing the combined company’s share capital immediately following the completion of the Business Combination is provided below. This summary is not complete and should be read together with the Otonomo Articles, a copy of which is appended to this proxy statement/prospectus as Exhibit G to Annex A.

The following descriptions of our share capital and provisions of our amended and restated articles of association are summaries and are qualified by reference to the amended and restated articles of association, which will become effective upon the closing of the Business Combination (the “Otonomo Articles”).

Authorized Capitalization

Upon the closing of the Business Combination, our authorized share capital will consist of ordinary shares, with no par value per share, of which, effective upon closing of the Business Combination, ordinary shares will be issued and outstanding (assuming no public shareholders of Software Acquisition Group Inc. II exercise their redemption rights in connection with the Business Combination).

All of our outstanding ordinary shares will be validly issued, fully paid and non-assessable. Our ordinary shares are not redeemable and do not have any preemptive rights. All ordinary shares will have identical voting and other rights in all respects, unless otherwise will be determined pursuant to the Otonomo Articles.

Our board of directors may determine the issue prices and terms for such ordinary shares or other securities and may further determine any other provision relating to such issue of shares or securities. We may also issue and redeem redeemable securities on such terms and in such manner as our board of directors shall determine. The board of directors may make calls or assessments upon shareholders with respect to any sum unpaid in respect of ordinary shares held by such shareholders which is not, the terms of allotment thereof or otherwise, payable at a fixed time.

The following descriptions of share capital and provisions of Otonomo Articles are summaries and are qualified by reference to such articles which will become effective upon the closing of the Business Combination. Copies of these documents will be filed with the SEC as exhibits to this registration statement. The description of our ordinary shares reflects changes to our capital structure that will occur upon the closing of the Business Combination.

Listing, Registration Number and Purpose

Upon the consummation of the Business Combination, our ordinary shares are expected to be listed and traded on Nasdaq under the trading symbol, “OTMO.”

Our registration number with the Israeli Registrar of Companies is 51-53528-13. Our purpose as set forth in Otonomo Articles is to engage in any activity permitted by law.

Transfer of Shares

Our fully paid ordinary shares are issued in registered form and may be freely transferred under Otonomo Articles, unless the transfer is restricted or prohibited by the provisions of the Articles, another instrument, applicable law or the rules of a stock exchange on which the shares are listed for trade. The ownership or voting of our ordinary shares by non-residents of Israel is not restricted in any way by Otonomo Articles or the laws of the State of Israel, except for ownership by nationals of some countries that are, or have been, in a state of war with Israel.

Election of Directors

Our ordinary shares do not have cumulative voting rights for the election of directors. As a result, the holders of a majority of the voting power represented at a shareholders meeting have the power to elect our directors, and subject to the special approval requirements for external directors under the Companies Law described under “Management Following the Business Combination.”

Under Otonomo Articles, which will become effective immediately prior to the closing of the Business Combination, the number of directors on our board of directors must be no less than three (3) and no more than eight (8), including any external directors required to be appointed under the Companies Law (if required). The minimum and maximum number of directors may be changed, at any time and from time to time, by a special vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of our outstanding shares.

Other than external directors (if so elected), for whom special election requirements apply under the Companies Law, the vote required to appoint a director is a simple majority vote. In addition, under Otonomo Articles, our board of directors may elect new directors to fill vacancies (whether such vacancy is due to a director no longer serving or due to the number of directors serving being less than the maximum required in Otonomo Articles), provided that the total number of directors shall not, at any time, exceed eight (8) directors and provided that our board of directors may not elect external directors. Otonomo Articles provide that the term of a director appointed by our board of directors to fill any vacancy will be for the remaining term of office of the director(s) whose office(s) have been vacated.

Furthermore, under Otonomo Articles, our directors, other than external directors, are divided into three classes with staggered three-year terms. Each class of directors consists, as nearly as possible, of 1/3 of the total number of directors constituting the entire board of directors (other than the external directors).

External directors, if so elected, are elected for an initial term of three years, may be elected for additional three-year terms, and may be removed from office pursuant to the terms of the Companies Law.

Dividend and Liquidation Rights

We have never declared or paid any cash dividends on our ordinary shares. We may declare a dividend to be paid to the holders of our ordinary shares in proportion to their respective shareholdings, or as other provided by the Otonomo Articles. Under the Companies Law, dividend distributions are determined by the board of directors and do not require the approval of the shareholders of a company unless the company’s articles of association provide otherwise. The Otonomo Articles will not require shareholder approval of a dividend distribution and provide that dividend distributions may be determined by the board of directors.

Pursuant to the Companies Law, the distribution amount is limited to the greater of retained earnings or earnings generated over the previous two years, according to the company’s most recently reviewed or audited financial statements, provided that the end of the period to which the financial statements relate is not more than six months prior to the date of the distribution. If a company does not meet such criteria, then it may distribute dividends only with court approval. In each case, we would only be permitted to distribute a dividend if its board of directors and the court, if applicable, determines that there is no reasonable concern that payment of the dividend will prevent it from satisfying its existing and foreseeable obligations as they become due.

In the event of our liquidation, after satisfaction of liabilities to creditors, our assets will be distributed to the holders of our ordinary shares in proportion to their shareholdings. This right, as well as the right to receive dividends, may be affected by the grant of preferential dividend or distribution rights to the holders of a class of shares with preferential rights that may be authorized in the future pursuant to the Otonomo Articles.

Exchange Controls

There are currently no Israeli currency control restrictions on remittances of dividends on our ordinary shares, proceeds from the sale of the shares or interest or other payments to non-residents of Israel, except for shareholders who are subjects of certain countries that are, or have been, in a state of war with Israel at such time.

Shareholder Meetings

Under Israeli law, we are required to hold an annual general meeting of our shareholders once every calendar year that must be held no later than 15 months after the date of the previous annual general meeting. All general meetings other than the annual meeting of shareholders are referred to in Otonomo Articles as special meetings. Our board of directors may call special meetings whenever it sees fit, at such time and place, within or outside of Israel, as it may determine. In addition, the Companies Law provides that our board of directors is required to convene a special general meeting upon the written request of (i) any two of our directors or one-quarter of the members of our board of directors or (ii) one or more shareholders holding, in the aggregate, either (a) 5% or more of our outstanding issued shares and 1% or more of our outstanding voting power or (b) 5% or more of our outstanding voting power.

Under Israeli law, one or more shareholders holding at least 1% of the voting rights at the general meeting may request that the board of directors include a matter in the agenda of a general meeting to be convened in the future, such as nominating a director candidate, provided that it is appropriate to discuss such a matter at the general meeting. Otonomo Articles contain procedural guidelines and disclosure items with respect to the submission of shareholder proposals for shareholders meetings.

Subject to the provisions of the Companies Law and the regulations promulgated thereunder, shareholders entitled to participate and vote at general meetings are the shareholders of record on a date to be decided by the board of directors, which may be between four and 40 days prior to the date of the meeting. Furthermore, the Companies Law requires that resolutions regarding, among other things, the following matters must be passed at a general meeting of our shareholders:

•	amendments to the Otonomo Articles;

•	appointment or termination of our auditors;

•	election of directors, including external directors (unless otherwise determined in Otonomo Articles);

•	approval of certain related party transactions;

•	increases or reductions of our authorized share capital;

•	a merger; and

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the exercise of our board of directors’ powers by a general meeting, if our board of directors is unable to exercise its powers and the exercise of any of its powers is required for our proper management.

Under the Otonomo Articles, we are not required to give notice to our registered shareholders pursuant to the Israeli Companies Law, unless otherwise required by law. The Companies Law requires that a notice of any annual general meeting or special general meeting be provided to shareholders at least 21 days prior to the meeting and if the agenda of the meeting includes the appointment or removal of directors, the approval of transactions with office holders or interested or related parties, or an approval of a merger, or as otherwise required under applicable law, notice must be provided at least 35 days prior to the meeting. Under the Companies Law, shareholders of a public company are not permitted to take action by written consent in lieu of a meeting. Otonomo Articles provide that a notice of general meeting shall be published by us on the website of (i) the United States Securities and Exchange Commission, and (ii) us, as a Current Report on Form 6-K or Form 8-K (or such other form prescribed by the applicable law), at a date prior to the meeting as required by law.

Limitations on Liability and Indemnification of Directors and Officers

Under the Companies Law, a company may not exculpate an office holder from liability for a breach of the duty of loyalty. An Israeli company may exculpate in advance an office holder from liability to the company, in whole or in part, for damages caused to the company as a result of a breach of duty of care but only if a provision authorizing such exculpation is included in its articles of association. Otonomo Articles to be effective following the closing of the Business Combination include such a provision. The company may not exculpate a director from liability arising out of a prohibited dividend or distribution to shareholders.

Under the Companies Law, a company may indemnify an office holder in respect of the following liabilities and expenses incurred for acts performed as an office holder, either in advance of an event or following an event, provided a provision authorizing such indemnification is contained in its articles of association:

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a financial liability imposed on him or her in favor of another person pursuant to a judgment, including a settlement or arbitrator’s award approved by a court. However, if an undertaking to indemnify an office holder with respect to such liability is provided in advance, then such an undertaking must be limited to events which, in the opinion of the board of directors, can be foreseen based on the company’s activities when the undertaking to indemnify is given, and to an amount or according to criteria determined by the board of directors as reasonable under the circumstances, and such undertaking shall detail the abovementioned events and amount or criteria;

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reasonable litigation expenses, including attorneys’ fees, incurred by the office holder as a result of an investigation or proceeding instituted against him or her by an authority authorized to conduct such investigation or proceeding, provided that (i) no indictment was filed against such office holder as a result of such investigation or proceeding; and (ii) no financial liability, such as a criminal penalty, was imposed upon him or her as a substitute for the criminal proceeding as a result of such investigation or proceeding or, if such financial liability was imposed, it was imposed with respect to an offense that does not require proof of criminal intent; and

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reasonable litigation expenses, including attorneys’ fees, incurred by the office holder or imposed by a court in proceedings instituted against him or her by the company, on its behalf or by a third-party or in connection with criminal proceedings in which the office holder was acquitted or as a result of a conviction for an offense that does not require proof of criminal intent.

Under the Companies Law and the Israeli Securities Law, a company may insure an office holder against the following liabilities incurred for acts performed as an office holder if and to the extent provided in the company’s articles of association:

•	a breach of the duty of loyalty to the company, to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

•	a breach of the duty of care to the company or to a third-party, including a breach arising out of the negligent conduct of the office holder;

•	a financial liability imposed on the office holder in favor of a third-party;

•	a financial liability imposed on the office holder in favor of a third-party harmed by a breach in an administrative proceeding; and

•	reasonable litigation expenses, including attorneys’ fees, incurred by the office holder as a result of an administrative proceeding instituted against him or her.

Under the Companies Law, a company may not indemnify, exculpate, or insure an office holder against any of the following:

•	a breach of the duty of loyalty, except to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

•	a breach of the duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

•	an act or omission committed with intent to derive illegal personal benefit; or

•	a fine or forfeit levied against the office holder.

Under the Companies Law, exculpation, indemnification, and insurance of office holders must be approved by the audit committee and the board of directors and, with respect to directors, also by shareholders.

Otonomo Articles permit to us to exculpate, indemnify and ensure its office holders for any liability imposed on them as a consequence of an act (including any omission) which was performed by virtue of being an office holder. The office holders are currently covered by a directors and officers’ liability insurance policy.

We had entered into agreements with each of its directors exculpating them, to the fullest extent permitted by law, from liability to us for damages caused to it as a result of a breach of duty of care and undertaking to indemnify them to the fullest extent permitted by law. This indemnification is limited to events determined as foreseeable by the board of directors based on our activities, and to an amount or according to criteria determined by the board of directors as reasonable under the circumstances.

Effective as of the date of the close of the Business Combination, the maximum indemnification amount set forth in such agreements is limited to an amount equal to the greater of $40,000,000 and 25% of our shareholder’s equity as reflected in our most recent consolidated financial statements made publicly available prior to the date on which the indemnity payment is made. The maximum amount set forth in such agreements is in addition to any amount paid (if paid) under insurance and/or by a third-party pursuant to an indemnification arrangement.

In the opinion of the SEC, indemnification of directors and office holders for liabilities arising under the Securities Act is against public policy and therefore unenforceable.

There is no pending litigation or proceeding against any of our office holders as to which indemnification is being sought, nor we aware of any pending or threatened litigation that may result in claims for indemnification by any office holder.

Exclusive Jurisdiction of Certain Actions

Unless we consent in writing to the selection of an alternative forum, (i) the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act and the Exchange Act, and (ii) the Tel Aviv District Court (Economic Division) shall be the exclusive forum for (A) any derivative action or proceeding brought on our behalf, (B) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or to our shareholders, or (C) any action asserting a claim arising pursuant to any provision of the Companies Law or the Israeli Securities Law 5728-1968 (the “Israeli Securities Law”) and providing that any person or entity purchasing or otherwise acquiring or holding any interest in our shares shall be deemed to have notice of and consented to these provisions. Such exclusive forum provision in Otonomo’s amended and restated articles of association will not relieve Otonomo of its duties to comply with federal securities laws and the rules and regulations thereunder, and shareholders of Otonomo will not be deemed to have waived Otonomo’s compliance with these laws, rules and regulations.

Voting Rights

Quorum Requirements

Pursuant to Otonomo Articles, holders of our ordinary shares have one vote for each ordinary share held on all matters submitted to a vote before the shareholders at a general meeting. Under Otonomo Articles, the quorum required for general meetings of shareholders must consist of at least two shareholders present in person or by proxy (including by voting deed) holding 25% or more of our voting rights. A meeting adjourned for lack of a quorum will generally be adjourned to the same day of the following week at the same time and place, or to such other day, time or place as indicated by our board of directors if so specified in the notice of the meeting. At the reconvened meeting, any number of shareholders present in person or by proxy shall constitute a lawful quorum.

Vote Requirements

Otonomo Articles provide that all resolutions of our shareholders require a simple majority vote, unless otherwise required by the Companies Law or by Otonomo Articles.

Pursuant to Otonomo Articles, an amendment to Otonomo Articles regarding any change of the composition or election procedures of our directors will require a special majority vote (66 2/3%).

Under the Companies Law, each of (i) the approval of an extraordinary transaction with a controlling shareholder and (ii) the terms of employment or other engagement of the controlling shareholder of the company or such controlling shareholder’s relative (even if not extraordinary) requires the approval described above under “MANAGEMENT FOLLOWING THE BUSINESS COMBINATION.” Another exception to the simple majority vote requirement is a resolution for the voluntary winding up, or an approval of a scheme of arrangement or reorganization, of the company pursuant to Section 350 of the Companies Law, which requires the approval of holders of 75% of the voting rights represented at the meeting, in person or by proxy and voting on the resolution.

Modification of Class Rights

Under the Companies Law and Otonomo Articles, the rights attached to any class of share, such as voting, liquidation and dividend rights, may be amended by adoption of a resolution by the holders of a majority of the shares of that class present at a separate class meeting, or otherwise in accordance with the rights attached to such class of shares, in addition to the simple majority vote of all classes of shares voting together as a single class at a shareholder meeting, as set forth in Otonomo Articles.

Access to Corporate Records

Under the Companies Law, shareholders are provided access to: minutes of our general meetings; our shareholders register and material shareholders register, Otonomo Articles, our financial statements and any document that we are required by law to file publicly with the Israeli Companies Registrar or the Israel Securities Authority. In addition, shareholders may request to be provided with any document related to an action or transaction requiring shareholder approval under the related party transaction provisions of the Israeli Companies Law. We may deny this request if we believe it has not been made in good faith or if such denial is necessary to protect our interest or protect a trade secret or patent.

Changes in Capital

The Otonomo Articles enable us to increase or reduce our share capital. Any such changes are subject to the provisions of the Companies Law and must be approved by a resolution duly adopted by our shareholders at a general meeting. In addition, transactions that have the effect of reducing capital, such as the declaration and payment of dividends in the absence of sufficient retained earnings or profits, require the approval of both our board of directors and an Israeli court.

Registration Rights

In connection with the Business Combination, we have entered into a Registration Rights Agreement that will entitle certain of our shareholders to certain registration rights following the closing of the Business Combination. For a discussion of such rights, see “Agreements Entered Into In Connection With The Business Combination Agreement.”

Anti-Takeover Provisions

Acquisitions under Israeli Law

Full Tender Offer. A person wishing to acquire shares of an Israeli public company and who would as a result hold over 90% of the target company’s voting rights or the target company’s issued and outstanding share capital is required by the Companies Law to make a tender offer to all of the company’s shareholders for the purchase of all of the issued and outstanding shares of the company. A person wishing to acquire shares of a public Israeli company and who would as a result hold over 90% of voting rights or the issued and outstanding share capital of a certain class of shares is required to make a tender offer to all of the shareholders who hold shares of the relevant class for the purchase of all of the issued and outstanding shares of that class.

If the shareholders who do not accept the offer hold less than 5% of the issued and outstanding share capital of the company or of the applicable class, and more than half of the shareholders who do not have a personal interest in the offer accept the offer, all of the shares that the acquirer offered to purchase will be transferred to the acquirer by operation of law. However, a tender offer will also be accepted if the shareholders who do not accept the offer hold less than 2% of the issued and outstanding share capital of the company or of the applicable class of shares.

Upon a successful completion of such a full tender offer, any shareholder that was an offeree in such tender offer, whether such shareholder accepted the tender offer or not, may, within six months from the date of acceptance of the tender offer, petition an Israeli court to determine whether the tender offer was for less than fair value and that the fair value should be paid as determined by the court. However, under certain conditions, the offeror may include in the terms of the tender offer that an offeree who accepted the offer will not be entitled to petition the Israeli court as described above.

If (a) the shareholders who did not respond or accept the tender offer hold at least 5% of the issued and outstanding share capital of the company or of the applicable class or the shareholders who accept the offer constitute less than a majority of the offerees that do not have a personal interest in the acceptance of the tender offer or (b) the shareholders who did not accept the tender offer hold 2% or more of the issued and outstanding share capital of the company (or of the applicable class), the acquirer may not acquire shares of the company that will increase its holdings to more than 90% of the company’s issued and outstanding share capital or of the applicable class from shareholders who accepted the tender offer. Shares purchased in contradiction to the full tender offer rules under the Companies Law will have no rights and will become dormant shares for as long as such shares are held by the purchaser who purchased those shares in contradiction with such rules.

Special Tender Offer. The Companies Law provides that an acquisition of shares of an Israeli public company must be made by means of a special tender offer if as a result of the acquisition the purchaser would become a holder of 25% or more of the voting rights in the company. Similarly, the Companies Law provides that an acquisition of shares in a public company must be made by means of a special tender offer if as a result of the acquisition the purchaser would become a holder of more than 45% of the voting rights in the company. These requirements do not apply if, in general, the acquisition (1) was made in a private placement that received shareholder approval, (2) was from a 25% or greater shareholder of the company which resulted in the acquirer becoming a 25% or greater shareholder of the company, or (3) was from a 45% or greater shareholder of the company which resulted in the acquirer becoming a 45% or greater shareholder of the company.

A special tender offer must be extended to all shareholders of a company. A special tender offer may be consummated only if (i) at least 5% of the voting power attached to the company’s outstanding shares will be acquired by the offeror and (ii) the number of shares tendered in the offer exceeds the number of shares whose holders objected to the offer (excluding the purchaser and its controlling shareholders, holders of 25% or more of the voting rights in the company or any person having a personal interest in the acceptance of the tender offer or any other person acting on their behalf, including the relatives and entities under such person’s control).

If a special tender offer is accepted, then the shareholders who did not respond to or that had rejected the offer may accept the offer within four (4) days of the last day set for the acceptance of the offer and such shareholders will be considered to have accepted the offer from the first day it was made.

If a special tender offer is accepted, then the acquirer or any person or entity controlling it or under common control with the purchaser or such controlling person or entity may not make a subsequent tender offer for the purchase of shares of the target company and may not enter into a merger with the target company for a period of one year from the date of the offer, unless the purchaser or such person or entity undertook to effect such an offer or merger in the initial special tender offer. Shares purchased in contradiction to the special tender offer rules under the Companies Law will have no rights and will become dormant shares for as long as such shares are held by the purchaser who purchased those shares in contradiction with such rules under the Companies Law.

Merger. The Companies Law permits merger transactions if approved by each party’s board of directors and, unless certain requirements described under the Companies Law are met, by a majority vote of each party’s shares, and, in the case that the shares of the target company are divided into separate classes, a majority vote of each class of its shares, voted on the proposed merger at a shareholders meeting. The board of directors of a merging company is required pursuant to the Companies Law to discuss and determine whether, in its opinion, there exists a reasonable concern that as a result of a proposed merger, the surviving company will not be able to satisfy its obligations towards its creditors, such determination taking into account the financial status of the merging companies. If the board of directors determines that such a concern exists, it may not approve a proposed merger. Following the approval of the board of directors of each of the merging companies, the boards of directors of the merging companies must jointly prepare and execute a merger proposal, and the merging companies must submit the merger proposal to the Israeli Registrar of Companies.

For purposes of the shareholder vote, unless a court rules otherwise, the merger will not be deemed approved if a majority of the votes of shares represented at the shareholders meeting that are held by parties other than the other party to the merger, or by any person (or group of persons acting in concert) who holds (or hold, as the case may be) 25% or more of the voting rights or the right to appoint 25% or more of the directors of the other party, vote against the merger. If, however, the merger involves a merger with a company’s own controlling shareholder or if the controlling shareholder has a personal interest in the merger, then the merger is instead subject to the same special majority approval that governs all extraordinary transactions with controlling shareholders.

If the merger transaction would have been approved by the shareholders of a merging company but for the separate approval of each class or the exclusion of the votes of certain shareholders as provided above, a court may still approve the merger upon the request of holders of at least 25% of the voting rights of a company, if the court holds that the merger is fair and reasonable, taking into account the value to the parties to the merger and the consideration offered to the shareholders of the company.

Under the Companies Law, each merging company must deliver to its secured creditors the merger proposal and inform its unsecured creditors of the merger proposal and its contents. Upon the request of a creditor of either party to the proposed merger, the court may delay or prevent the merger if it concludes that there exists a reasonable concern that, as a result of the merger, the surviving company will be unable to satisfy the obligations of the merging entities and may further give instructions to secure the rights of creditors.

In addition, a merger may not be consummated unless at least 50 days have passed from the date on which a proposal for approval of the merger was filed by each party with the Israeli Registrar of Companies and at least 30 days have passed from the date on which the merger was approved by the shareholders of each party.

Anti-Takeover Measures under Israeli Law

The Companies Law allows us to create and issue shares having rights different from those attached to our ordinary shares, including shares providing certain preferred rights with respect to voting, distributions or other matters and shares having preemptive rights. As of the closing of the Business Combination, no preferred shares will be authorized under Otonomo Articles. In the future, if we do authorize, create and issue a specific class of preferred shares, such class of shares, depending on the specific rights that may be attached to it, may have the ability to frustrate or prevent a takeover or otherwise prevent our shareholders from realizing a potential premium over the market value of their ordinary shares. The authorization and designation of a class of preferred shares will require an amendment to Otonomo Articles, which requires the prior approval of the holders of a majority of the voting power attaching to our issued and outstanding shares at a general meeting. The convening of the meeting, the shareholders entitled to participate and the majority vote required to be obtained at such a meeting will be subject to the requirements set forth in the Companies Law as described above in “—Voting Rights.”

Transfer Agent and Registrar

The transfer agent and registrar for the Otonomo ordinary shares is American Stock Transfer & Trust Company, LLC.

DESCRIPTION OF OTONOMO WARRANTS

Public Warrants

Each whole warrant entitles the registered holder to purchase one whole ordinary share of no par value of the combined company, subject to adjustment as discussed below, at any time commencing on the date of the consummation of the transactions contemplated by the Business Combination Agreement. Pursuant to the Amended and Restated Warrant Agreement, a warrant holder may exercise its warrants only for a whole number of Otonomo ordinary shares. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued and only whole warrants will trade. The warrants will expire at 5:00 p.m., New York City time on the date that is five years after the date of the consummation of the transactions contemplated by the Business Combination Agreement or earlier upon redemption or liquidation.

The combined company will not be obligated to deliver any Otonomo ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Otonomo ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the combined company satisfying its registration obligations. See “Agreements Entered into in Connection with the Business Combination Agreement—Registration Rights Agreement.” No warrant will be exercisable and the combined company will not be obligated to issue Otonomo ordinary shares upon exercise of a warrant unless Otonomo ordinary shares issuable upon such warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the combined company be required to net cash settle any warrant.

During any period when the combined company has failed to maintain an effective registration statement, warrant holders may, until such time as there is an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

The combined company may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

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if, and only if, the reported last sale price of the Otonomo ordinary shares of the combined company equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing on the date of the consummation of the transactions contemplated by the Business Combination Agreement and ending three business days before the combined company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the combined company, the combined company may not exercise its redemption right if the issuance of Otonomo ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the combined company is unable to effect such registration or qualification.

The combined company established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the combined company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Otonomo ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If the combined company calls the warrants for redemption as described above, its management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” the combined company’s management will consider, among other factors, its cash position, the number of warrants that are outstanding and the dilutive effect on its shareholders of issuing the maximum number of Otonomo ordinary shares issuable upon the exercise of the combined company’s warrants. If the combined company’s management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of Otonomo ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Otonomo ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Otonomo ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If the combined company’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of Otonomo ordinary shares to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. This may be an attractive option to the combined company if it does not need the cash from the exercise of the warrants. If the combined company calls the warrants for redemption and management does not take advantage of this option, holders of private warrants would still be entitled to exercise their private warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below. See “Description of Otonomo Warrants—Private Placement Warrants.”

A holder of a warrant may notify the combined company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the Otonomo ordinary shares outstanding immediately after giving effect to such exercise.

If the number of outstanding Otonomo ordinary shares is increased by a stock dividend payable in Otonomo ordinary shares, or by a split-up of Otonomo ordinary shares or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of Otonomo ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the number of outstanding Otonomo ordinary shares. A rights offering to holders of Otonomo ordinary shares entitling holders to purchase Otonomo ordinary shares at a price less than the fair market value will be deemed a stock dividend of a number of Otonomo ordinary shares equal to the product of (i) the number of Otonomo ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Otonomo ordinary shares) and (ii) one (1) minus the quotient of (x) the price per Otonomo ordinary share paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Otonomo ordinary shares, in determining the price payable for Otonomo ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Otonomo ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Otonomo ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if the combined company, at any time while the warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Otonomo ordinary shares on account of such Otonomo ordinary shares (or other shares of the combined company’s capital stock into which the warrants are convertible), other than (a) as described above or (b) certain ordinary cash dividends, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Otonomo ordinary share in respect of such event.

If the number of outstanding Otonomo ordinary shares is decreased by a consolidation, combination, reverse stock split or reclassification of Otonomo ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Otonomo ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Otonomo ordinary shares.

Whenever the number of Otonomo ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Otonomo ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Otonomo ordinary shares so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding Otonomo ordinary shares (other than those described above or that solely affects the par value of such Otonomo ordinary shares), or in the case of any merger or consolidation of the combined company with or into another corporation (other than a consolidation or merger in which the combined company is the continuing corporation and that does not result in any reclassification or reorganization of the combined company’s outstanding Otonomo ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the combines company as an entirety or substantially as an entirety in connection with which it is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Otonomo ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Otonomo ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Otonomo ordinary shares in such a transaction is payable in the form of Class A Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Amended and Restated Warrant Agreement, based on the Black-Scholes value (as defined in the Amended and Restated Warrant Agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The warrants will be issued in registered form pursuant to the Amended and Restated Warrant Agreement, by and between Continental Stock Transfer & Trust Company, as warrant agent, and the combined company. You should review a copy of the Amended and Restated Warrant Agreement, which is filed as an exhibit to this proxy statement/prospectus for a complete description of the terms and conditions applicable to the warrants. The Amended and Restated Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any mistake, including to conform the provisions of the Amended and Restated Warrant Agreement to the description of the terms of the warrants and the Amended and Restated Warrant Agreement set forth in this proxy statement/prospectus, or to correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to the combined company, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of Otonomo ordinary shares and any voting rights until they exercise their warrants and receive Otonomo ordinary shares. After the issuance of Otonomo ordinary shares upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by shareholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the combined company will, upon exercise, round down to the nearest whole number of Otonomo ordinary shares to be issued to the warrant holder.

Private Placement Warrants

The private placement warrants (including the Otonomo ordinary shares underlying the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business Combination, except among certain limited exceptions to the combined company’s officers and directors and to persons or entities affiliated with the Sponsor.

The private placement warrants will not be redeemable by the combined company so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the private placement warrants on a cashless basis. Except as described below, the private placement warrants have terms and provisions that are identical to those of the public warrants, including as to exercise price, exercisability and exercise period. If the private warrants are held by someone other than the Sponsor or its permitted transferees, the private warrants will be redeemable by the combined company and exercisable by such holders on the same basis as the public warrants. If holders of the private warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of Otonomo ordinary shares equal to the quotient obtained by dividing (x) the product of the number of shares of Otonomo ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” means the average reported last sale price of the Otonomo ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

COMPARISON OF RIGHTS OF OTONOMO SHAREHOLDERS

AND SWAG STOCKHOLDERS

The rights of the shareholders of Otonomo and the relative powers of the Otonomo board of directors are governed by the laws of the State of Israel and the Otonomo Articles. As a result of the Transactions, securities held by the SWAG securityholders will be canceled and automatically converted into the right to receive Otonomo ordinary shares and/or Otonomo warrants. Each Otonomo ordinary share will be issued in accordance with, and subject to the rights and obligations of, the Otonomo Articles that will be effective upon the consummation of the Transactions, in substantially the form attached hereto as Exhibit G to Annex A. Because Otonomo will be, at the Effective Time, a company organized under the laws of the State of Israel, the rights of the stockholders of SWAG will be governed by Israeli law and the Otonomo Articles.

Many of the principal attributes of Otonomo ordinary shares and SWAG Common Stock will be similar. However, there are differences between the rights of shareholders of Otonomo under Israeli law and the rights of stockholders of SWAG, as in effect prior to the consummation of the Transactions under the DGCL. In addition, there are differences between the Otonomo Articles as such will be in effect from and after the consummation of the Transactions and the SWAG Charter and bylaws of SWAG.

The following is a summary comparison of the material differences between the rights of SWAG securityholders under the SWAG Charter, SWAG bylaws and the DGCL, and the rights of Otonomo shareholders under Israeli law and the Otonomo Articles to be effective upon consummation of the Transactions. The discussion in this section does not include a description of rights or obligations under the United States federal securities laws or Nasdaq listing requirements or of Otonomo’s or SWAG’s governance or other policies.

The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the Companies Law, the Otonomo Articles, the DGCL and the SWAG Charter and bylaws of SWAG. You are also urged to carefully read the relevant provisions of the Companies Law and the DGCL for a more complete understanding of the differences between being a shareholder of Otonomo and a stockholder of SWAG.

	Otonomo	SWAG
Authorized and Outstanding Capital Stock
Upon the closing of the Transactions, Otonomo’s authorized capital shall include only one class of ordinary shares of no-par value. Upon the closing of the Transactions, the aggregate authorized share capital of Otonomo will be 450,000,000 Otonomo ordinary shares.

SWAG Common Stock. SWAG is currently authorized to issue 110,000,000 shares of common stock, par value $0.0001 per share, which includes 100,000,000 shares of Class A Stock and 10,000,000 shares of Class B Stock. As of July 2, 2021, there were 21,562,500 shares of SWAG Common Stock outstanding, which includes 17,250,000 shares of Class A Stock and 4,312,500 shares of Class B Stock.

SWAG preferred stock. SWAG is currently authorized to issue 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share. As of July 2, 2021, there were no shares of SWAG preferred stock outstanding.

	Otonomo	SWAG
Special Meetings of Shareholders or Stockholders
Pursuant to the Companies Law, the Otonomo board of directors may whenever it thinks fit convene an extraordinary general meeting, and, as provided in the Companies Law, it shall be obliged to do so upon (i) the demand of two directors or one quarter of the serving directors; (ii) the demand of one or more shareholders holding at least five percent of Otonomo’s issued and outstanding share capital and one percent or more of Otonomo’s voting rights; or (iii) the demand of one or more shareholders holding at least five percent of Otonomo’s voting rights.
A special meeting of SWAG’s stockholders may be called only by the Chairman of SWAG’s board of directors, Chief Executive Officer, or SWAG’s board of directors pursuant to a resolution adopted by a majority of SWAG’s board of directors, and may not be called by any other person.

Action by Written Consent	The Companies Law prohibits shareholder action by written consent in lieu of a meeting in public companies such as Otonomo.	Any action required or permitted to be taken by the SWAG stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the holders of Class B Stock with respect to which action may be taken by written consent.

Quorum

Board of Directors. At all meetings of Otonomo’s board of directors, a quorum shall be deemed to exist when at least half of the directors then in office are present.

Shareholders. The quorum required for either an annual (regular) or a special general meeting of Otonomo’s shareholders consists of at least two Otonomo shareholders present in person or by proxy holding shares conferring in the aggregate at least 25% of the voting rights of Otonomo. If an Otonomo shareholder meeting that was convened by the Otonomo board of directors and no quorum is present within half an hour from

Board of Directors. At all meetings of SWAG’s board of directors, a majority of the members of the SWAG’s board of directors shall constitute a quorum for the transaction of business.

Stockholders. The presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting will constitute a quorum at any meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of

	Otonomo	SWAG
	the time appointed for the meeting, the meeting shall be adjourned to the same day one week later at the same time and place, or to such day and at such time and place as indicated in the notice of such meeting, or to such other day, time and place as the chairman of the meeting may determine. Any number of shareholders shall constitute a quorum at such adjourned general meeting, for the business for which the original meeting was called. No business shall be transacted at any general meeting of Otonomo unless a quorum of shareholders is present at the opening of the general meeting.	such class or series for the transaction of such business. Shares of its own stock belonging to SWAG or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by SWAG, shall neither be entitled to vote nor be counted for quorum purposes.

Notice of Meetings	Unless otherwise required by the Companies Law and the Otonomo Articles, Otonomo is not required to give notice under Section 69 of the Companies Law. A notice of general meeting shall be published by Otonomo on the website of (i) the United States Securities and Exchange Commission, and (ii) Otonomo, as a Current Report on Form 6-K or Form 8-K (or such other form prescribed by the Statutes (as defined in the Otonomo Articles)), at least 21 days prior to the general meeting (or earlier if so required under the Statutes) and, if so published, shall be deemed to have been duly given on the date of such publication to any shareholder. If the agenda of the meeting includes (among other things) the appointment or removal of directors, the approval of transactions with office holders or interested or related parties, or an approval of a merger, notice must be provided at least 35 days prior to the general meeting.

Written notice stating the place, if any, date and time of each meeting of SWAG stockholders, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in case of a special meeting, the purpose or purposes for which the meeting is called will, unless otherwise provided by law or SWAG’s governing documents, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

No business may be transacted at an annual meeting of SWAG stockholders, other than business that is either (i) specified in SWAG’s notice of meeting (or any supplement thereto) delivered

	Otonomo	SWAG
pursuant to the bylaws, (ii) properly brought before the annual meeting by or at the direction of SWAG’s board of directors or (iii) otherwise properly brought before the annual meeting by any SWAG stockholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in the bylaws and who is a stockholder of record at the time such notice is delivered to the secretary of SWAG (the “Secretary”).

Advance Notice Provisions	Pursuant to the Companies Law and the General Meeting Regulations, the holder(s) of at least one percent of Otonomo’s voting rights may propose any matter appropriate for deliberation at a general shareholder meeting to be included on the agenda of a general shareholder meeting, including nomination of candidates for directors, generally by submitting a proposal within seven (7) days of publicizing the convening of an Otonomo shareholder meeting, or, if Otonomo publishes a preliminary notice at least twenty one (21) days prior to publicizing the convening of a general shareholder meeting stating its intention to convene such meeting and the agenda thereof, within fourteen (14) days of such preliminary notice. Any such proposal must further comply with the information requirements under applicable law and the Otonomo Articles.	The SWAG stockholder must (i) give timely notice thereof in proper written form to the Secretary, and (ii) the business must be a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of SWAG not less than ninety (90) or more than one-hundred twenty (120) days before the anniversary date of the immediately preceding meeting. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Additionally, the stockholder must provide information pursuant to the advance notice provisions in the SWAG bylaws.

Bylaw Amendments	No equivalent provision.	SWAG’s board of directors, acting by majority vote, is expressly authorized to make, alter, amend or repeal the SWAG bylaws (with the exception of Article VIII: Indemnification, which requires the affirmative vote of the

	Otonomo	SWAG
stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of SWAG).

Charter Amendments	According to the Otonomo Articles, all Otonomo shareholder resolutions, including amendments to the Otonomo Articles, generally require a majority of the voting power represented at the meeting and voting thereon. In addition, the affirmative vote of the holders of sixty-six and two thirds percent (66 2/3%) or more of the votes cast by those shareholders voting in person or by proxy (including by voting deed) shall be required to amend or alter Articles 16.3, 16.4 and 16.5 (relating to the general meetings); and Articles 19.1(b) to Article 19.1(j) (relating to the Election and Removal of Directors).	Pursuant to the DGCL, the affirmative vote of the holders of a majority of the voting power of the SWAG Common Stock entitled to vote thereon is required to amend, alter, or repeal provisions of the SWAG Charter, subject to any additional vote required therein. In addition, for so long as any shares of Class B Stock shall remain outstanding, the, affirmative vote of the holders of a majority of the shares of Class B Stock outstanding, voting separately as a single class, shall be required to amend, alter or repeal any provision of the SWAG Charter, in a manner that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Stock; and the affirmative vote of the holders of at least 65% of all outstanding shares of SWAG Common Stock, shall be required to amend Article Sixth during a Target Business Acquisition Period (as defined therein).

Size of Board, Election of Directors

Size of Board. Otonomo’s board of directors shall consist of no less than three (3) but no more than eight (8) members, including any external directors required (if so required) to be appointed by the Companies Law (as discussed below).

Election of Directors. Under Otonomo’s Articles, the directors of Otonomo (except for any external director that may be elected under the Companies Law, whose term is determined in accordance with the Companies Law as discussed below) are divided into three classes with

Size of Board. SWAG’s board of directors consists of one or more members, the number thereof to be determined from time to time by resolution of SWAG’s board of directors. Directors need not be stockholders.

Election of Directors. SWAG’s stockholders shall elect directors, each of whom shall hold office for a term of three years or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

	Otonomo	SWAG

staggered three-year terms. Each class of directors consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. At each annual general meeting of our shareholders, the election or re-election of directors following the expiration of the term of office of the directors of that class of directors will be for a term of office that expires on the third annual general meeting following such election or re-election, such that from the annual general meeting of 2022 and after, each year the term of office of only one class of directors will expire.

Under the Companies Law, a public company must have at least two external directors who meet certain independence and non-affiliation criteria. In addition, although not required by Israeli law, Otonomo may classify directors as “independent directors” (director bilti taluy) pursuant to the Companies Law if they meet certain conditions provided in the Companies Law. Pursuant to regulations promulgated under the Companies Law, companies with shares traded on certain U.S. stock exchanges, including Nasdaq, may, subject to certain conditions, “opt out” from the Companies Law requirements to appoint external directors. In accordance with these regulations, Otonomo has elected to “opt out” from the Companies Law requirement to appoint external directors.

At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect.
Removal of Directors

The Otonomo shareholders may, by a vote of sixty-six and two thirds percent (66 2/3%) or more of the votes cast by those shareholders voting in person or by proxy (including by voting deed) and remove any director from office.

Any director or SWAG’s entire board of directors may be removed, but only for cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of SWAG capital stock entitled to vote generally in the election of directors, voting together as a single class.

	Otonomo	SWAG
Board Vacancies and Newly Created Directorships

The Otonomo Articles provide that in the event that one or more vacancies are created on the Otonomo board of directors, however arising, including a situation in which the number of directors is less than the maximum number permitted, the continuing directors may continue to act in every matter and the board of directors may appoint directors to temporarily fill any such vacancy. If not filled by the board of directors, any vacancy may be filled by a shareholder resolution.

In the event that the vacancy creates a situation where the number of directors is less than three (3), the continuing directors may only act, or (i) in an emergency, or (ii) to fill the office of a director which has become vacant.

Each director appointed as a result of a vacancy shall hold office for the remaining period of time during which the director whose service has ended would have held office, or in case of a vacancy due to the number of directors serving being less than the maximum number, the board of directors shall determine at the time of appointment the class to which the additional director shall be assigned.

Unless otherwise provided by law or the SWAG Charter, any newly created directorship or any vacancy occurring in SWAG’s board of directors for any cause may be filled by a majority of the remaining members of SWAG’s board of directors, even if such majority is less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Corporate Opportunity	Under the Companies Law, the duty of loyalty requires that a director (and officer) act in good faith and in the best interests of the company, and includes, among other things, the duty to refrain from any activity that is competitive with the business of the company and the duty to refrain from exploiting any business opportunity of the company for the purpose of	SWAG renounces any interest or expectation in, and any right to be informed of, any corporate opportunity, and in the event that any SWAG director (other than any director who is an executive officer of SWAG) acquires knowledge of a potential transaction that may be a corporate opportunity, to the fullest extent permitted by law, such director will have no duty (fiduciary or otherwise) or

	Otonomo	SWAG
	gaining a personal advantage for himself, herself, itself or others.	obligation to communicate or offer such corporate opportunity to SWAG and its subsidiaries and stockholders and will not be liable to SWAG and its subsidiaries and stockholders for breach of any fiduciary duty in respect of such corporate opportunity.

Exclusive Forum

The Otonomo Articles provide that unless Otonomo consents in writing to the selection of an alternative forum:

(a) the federal district courts of the United States of America shall be the forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, as amended.

(b) the Tel Aviv District Court (Economic Division) shall be the exclusive forum for (A) any derivative action or proceeding brought on behalf of Otonomo, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Otonomo to Otonomo or the Otonomo’s shareholders, or (C) any action asserting a claim arising pursuant to any provision of the Companies Law or the Israeli Securities Law and providing that any person or entity purchasing or otherwise acquiring or holding any interest in shares of Otonomo shall be deemed to have notice of and consented to these provisions.

The SWAG Charter designates the Court of Chancery of the State of Delaware as the exclusive forum for (i) any derivative action brought by a stockholder on behalf of SWAG, (ii) any claim of breach of a fiduciary duty owed by any of SWAG’s directors, officers or employees of SWAG governed by the internal affairs doctrine, (iii) any claim against SWAG, its directors, officers or employees arising under its charter, bylaws or the DGCL and (iv) any claim against SWAG governed by the internal affairs doctrine. However, the SWAG Charter specifically exempts from the deemed acceptance of service of process on counsel bringing claims outside Delaware for stockholder suits (i) as to which the Delaware Chancery Court determines there is an indispensable party not subject to the jurisdiction of the Delaware Chancery Court, (ii) which are vested in the exclusive jurisdiction of another court or forum, (iii) for which the Delaware Chancery Court does not have subject matter jurisdiction and (iv) arising under the Securities Act, for which the Delaware Chancery Court and the federal district court for the District of Delaware have concurrent jurisdiction. The SWAG Charter further provides that the federal courts have exclusive jurisdiction over suits brought to enforce any liability or duty created by the Exchange Act or for which the federal courts have exclusive jurisdiction.

	Otonomo	SWAG
Limitation of Liability of Directors and Officers
The Otonomo Articles provide that Otonomo may, subject and pursuant to the provisions of the Companies Law or other additionally applicable law, exempt Otonomo’s directors and officers from and against all liability for damages due to any breach of such director’s or officer’s duty of care to Otonomo. However, Otonomo may not exempt a director in advance from his liability toward Otonomo due to the breach of his/her duty of care in a dividend distribution.
A SWAG director shall not be personally liable to SWAG or its stockholders for monetary damages for breach of fiduciary duty owed to SWAG and its stockholders. Neither the amendment nor appeal of this provision in the SWAG Charter nor, to the fullest extent permitted by the DGCL, any modification of law shall adversely affect any right or protection of a SWAG director in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Indemnification and Advancement Directors, Officers, Employees and Agents

The Otonomo Articles provide that Otonomo may, subject and pursuant to the provisions of the Companies Law, the Israeli Securities Law, the Israeli Economic Competition Law, 5748-1988, or any other additionally applicable law, indemnify and insure a director or officer of Otonomo for all liabilities and expenses incurred by him or her arising from or as a result of any act (or omission) carried out by him or her as a director or officer of Otonomo and which is indemnifiable pursuant to applicable law, to the fullest extent permitted by law. The Companies Law provides that undertakings to indemnify a director or officer for such liabilities (but not for such legal expenses) be limited to specified foreseeable events and to reasonable maximum amounts. An undertaking in relation to exemption, indemnification and insurance of a director or officer as aforesaid will continue following the director or officer ceasing to act as such.

SWAG will indemnify any person for any proceeding by reason of being a director or officer of SWAG or, while a director or officer, is or was serving at the request of SWAG as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise if such proceeding or part thereof was authorized by SWAG’s board of directors.

The right to indemnification covers all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. It also includes the right to be paid by SWAG the expenses (including attorney’s fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition, provided, however, that, if the DGCL requires, an advancement of expenses will be made only upon delivery to SWAG of an undertaking, by or on behalf of the

Otonomo	SWAG

indemnitee, to repay all amounts so advanced if it will ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses.

Such rights will continue as to an indemnitee who has ceased to be a director, officer, employee or agent and will inure to the benefit of his or her heirs, executors and administrators.

Notwithstanding the foregoing, except for proceedings to enforce rights to indemnification and advancement of expenses, SWAG shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the SWAG’s board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF

SWAG, OTONOMO AND THE COMBINED COMPANY

The following table sets forth information regarding the beneficial ownership of SWAG Common Stock as of May 14, 2021, by:

•	each person known by SWAG to beneficially own more than 5% of the outstanding shares of SWAG Common Stock;

•	each of SWAG’s current executive officers and directors; and

•	all of SWAG’s current executive officers and directors as a group.

Unless otherwise indicated, SWAG believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the SWAG warrants because such warrants are not exercisable within 60 days of the date of this proxy statement/prospectus. The calculation of the percentage of beneficial ownership is based on 17,250,000 shares of Class A Stock and 4,312,500 shares of Class B Stock outstanding as of May 14, 2021.

Unless otherwise noted, the business address of each of the following entities or individuals is c/o Software Acquisition Group Inc. II, 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135.

	Class A Stock		Class B Stock		All Capital Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding	Number of Shares Beneficially Owned	Percentage Outstanding	Percentage Outstanding
Current Directors and Executive Officers of SWAG:
Jonathan Huberman(1)	—	—	4,312,500	100.0%	20.0%
Mike Nikzad(1)	—	—	4,312,500	100.0%	20.0%
Andrew K. Nikou(1)	—	—	4,312,500	100.0%	20.0%
C. Matthew Olton	—	—	—	—	—
Stephanie Davis	—	—	—	—	—
Steven Guggenheimer	—	—	—	—	—
Dr. Peter H. Diamandis	—	—	—	—	—
All executive officers and directors as a group (7 individuals)	—	—	4,312,500	100.0%	20.0%
Five Percent or More Holders:
BlueCrest Capital Management Limited(2)	950,000	5.5%	—	—	4.4%
Mithaq Capital SPC(3)	6,500,000	37.7%	—	—	30.1%
BNP Paribas Asset Management UK Ltd.(4)	2,544,009	14.7%	—	—	11.8%
Software Acquisition Holdings II LLC(5)	—	—	4,312,500	100.0%	20.0%

*	Less than 1%.
(1)

Each of these individuals holds a direct or indirect interest in the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(2)

According to the Schedule 13G filed on February 10, 2021 by BlueCrest Capital Management Limited and Michael Platt. BlueCrest Capital Management Limited serves as investment manager to Millais Limited, a Cayman Islands exempted company, and Michael Platt serves as principal, director, and control person of BlueCrest Capital Management Limited. The address of the business office of BlueCrest Capital Management Limited and Mr. Platt is Groud Floor, Harbour Reach, La Rue de Carteret, St Helier, Jersey, Channel Islands JE2 4HR.

(3)

According to the Schedule 13D filed on April 15, 2021 by Mithaq Capital SPC, Mithaq Capital SPC, Turki Saleh A. AlRajhi and Muhammad Asif Seemab have shared voting and dispositive power over 6,500,000 shares of

SWAG Common Stock. The business address of Mithaq Capital SPC and the other beneficial owners is Mithaq Capital SPC, c/o Synergy, Anas Ibn Malik Road, Al Malqa, Riyadh 13521 Saudi Arabia.
(4)

According to the Schedule 13G filed on April 2, 2021 by BNP Paribas Asset Management UK Ltd. (“BNP”), BNP has sole voting and dispositive power over 2,544,009 shares of SWAG Common Stock. The business address of BNP is 5 Aldermanbury Square, London, EX2V 7BP.

(5)

The Sponsor is the record holder of such shares. The Sponsor is controlled by a board of managers which consists of Jonathan Huberman, SWAG’s Chairman, Chief Executive Officer and Chief Financial Officer, Mike Nikzad, SWAG’s Vice President of Acquisitions and a director, and Andrew Nikou, one of SWAG’s directors. As such, they have voting and investment discretion with respect to the SWAG Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the SWAG Common Stock held directly by the Sponsor.

The following table shows the beneficial ownership of Otonomo ordinary shares and Otonomo preferred shares as of June 14, 2021 by:

•	each person known by Otonomo to beneficially own more than 5% of the outstanding Otonomo ordinary shares and Otonomo preferred shares;

•	each of Otonomo’s named executive officers and directors; and

•	all of Otonomo’s executive officers and directors as a group.

Unless otherwise indicated, Otonomo believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Otonomo ordinary shares and Otonomo preferred shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any Otonomo ordinary shares and Otonomo preferred shares as to which the holder has sole or shared voting power or investment power and also any Otonomo ordinary shares and Otonomo preferred shares which the holder has the right to acquire within 60 days of June 14, 2021 through the exercise of any option, conversion or any other right. As of June 14, 2021, there were 6,715,912 Otonomo ordinary shares outstanding and 13,406,576 Otonomo preferred shares outstanding.

Unless otherwise noted, the business address of each beneficial owner is c/o Otonomo Technologies Ltd., 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel.

	Otonomo ordinary shares			Otonomo preferred shares		All Capital Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding		Number of Shares Beneficially Owned	Percentage Outstanding	Percentage Outstanding
Current Directors and Executive Officers of Otonomo:
Ben Volkow(1)	3,630,518	54.0%		—	—	18.0%
Bonnie Moav(2)	57,752		*	—	—	*
Asaf Weisbrot(3)	218,264	3.1%		—	—	1.1%
Matan Tessler(4)	34,806		*	—	—	*
Shlomi Oren(5)	25,600		*	—	—	*
Hagit Tene-Pereg(6)	22,025		*	—	—	*
Andrew Geisse(7)	694,110	9.4%		230,348	1.7%	4.4%
Amit Karp(8)	—	—		—	—	—
Yuval Cohen(9)	—	—		2,490,639	18.6%	12.4%
Benny Schnaider(10)	65,258		*	91,502	*	*
All executive officers and directors as a group (10 individuals)	4,748,333	60.6%		2,812,489	21.0%	35.6%
Five Percent or More Holders:
Alliance Ventures B.V.(11)	—	—		1,256,423	9.4%	6.2%
Aptiv International Holdings (Luxembourg) S.à.r.l.(12)	—	—		2,072,250	15.5%	10.3%
Avner Cohen(13)	1,800,000	26.8%		—	—	8.9%
Entities affiliated with Bessemer Venture Partners(14)	—	—		4,293,110	32.0%	21.3%
Entities affiliated with Stage One(15)	—	—		2,490,639	18.6%	12.4%

*	Less than 1%.
(1)	Consists of (a) 3,624,150 Otonomo ordinary shares held directly by Mr. Volkow and (b) 6,368 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(2)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(3)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(4)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(5)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(6)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(7)

Consists of: (a) 230,348 Otonomo preferred shares held by Andrew M and Jane S Geisse 2000 Trust (Mr. Geisse is affiliated with Andrew M and Jane S Geisse 2000 Trust and may be deemed to have beneficial ownership with respect to these shares); (b) 631,010 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021; and (c) 63,100 Otonomo ordinary shares granted to Marla Bay Advisors, LLC subject to options exercisable within 60 days of June 14, 2021 (Mr. Geisse is affiliated with Marla Bay Advisors, LLC and may be deemed to have beneficial ownership with respect to these options). Mr. Geisse is an Operating Partner at Bessemer Venture Partners. Mr. Geisse otherwise disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote (14) below, except to the extent of his pecuniary interest, if any, in such securities.

(8)

Mr. Karp is a Partner at Bessemer Venture Partners. Mr. Karp disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote (14) below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect interest in the Bessemer Entities.

(9)

Consists of the Otonomo preferred shares identified in footnote (15) below. Mr. Cohen is affiliated with Stage One (as defined below) and may be deemed to have beneficial ownership with respect to these shares.

(10)

Consists of (a) 91,502 Otonomo preferred shares held by ZAG Trust (Mr. Schnaider is affiliated with ZAG Trust and may be deemed to have beneficial ownership with respect to these shares) and (b) 65,258 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021. Mr. Schnaider is a Venture Partner and Investment Committee member at StageOne Ventures. Mr. Schnaider otherwise disclaims beneficial ownership interest of the securities held by Stage One referred to in footnote (15) below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect limited partnership interest in Stage One entities.

(11)

Consists of (a) 1,005,138 Otonomo preferred shares held directly by Alliance Ventures B.V. and (b) 251,285 Otonomo preferred shares subject to a warrant exercisable within 60 days of June 14, 2021. Alliance Ventures B.V. (“AVBV”) is a company incorporated in the Netherlands that is co-owned and co-controlled by Renault S.A.S., Nissan Motor Co. Ltd. and Mitsubishi Motors Corporation (the “Shareholders”). The Shareholders have shared power to direct AVBV, to vote and dispose of the shares by decision of the management board, subject to prior unanimous approval of the supervisory board for certain investment thresholds. The members of the management board and the supervisory board are appointed, dismissed and suspended by the general meeting of the Shareholders, subject to unanimous vote. The business address of each of the Shareholders is as follows: Renault S.A.S., 13-15 Quai Alphonse Le Gallo, 92100 Boulogne-Billancourt, France. Nissan Motor Co., Ltd., 1-1, Takashima 1-chome, Nishi-ku, Yokohama-shi, Kanagawa 220-8686, Japan. Mitsubishi Motors Corporation, 1-21, Shibaura 3-chome, Minato-ku, Tokyo 108-8410, Japan. Information provided by AVBV on April 14, 2021.

(12)

Aptiv PLC (NYSE:APTV), is the ultimate beneficial owner of Aptiv International Holdings (Luxembourg) S.à.r.l. The members of the board of directors of Aptiv PLC may be deemed to have shared voting and dispositive control over the shares. The members of the board of directors of Aptiv PLC are Rajiv L. Gupta, Kevin P. Clark, Richard L. Clemmer, Nancy E. Cooper, Nicholas M. Donofrio, Joseph L. (Jay) Hooley, Sean O. Mahoney, Paul M. Meister, Robert K. (Kelly) Ortberg, Colin J. Parris, Ana G. Pinczuk and Lawrence A. Zimmerman. The business address of each of the foregoing is 5 Hanover Quay, Grand Canal Dock, Dublin, D02 VY79, Ireland.

(13)	Consists of Otonomo ordinary shares held by directly by Mr. Cohen.
(14)

Consists of (i) 2,383,535 Otonomo preferred shares held directly by Bessemer Venture Partners IX L.P., or Bessemer IX, and (ii) 1,909,575 Otonomo preferred shares held directly by Bessemer Venture Partners IX Institutional L.P., or Bessemer Institutional, and together with Bessemer IX, the “Bessemer Entities.” The Bessemer Entities are affiliate funds of Bessemer Venture Partners. Deer IX & Co. L.P., or Deer IX L.P. is the general partner of the Bessemer Entities. Deer IX & Co. Ltd., or Deer IX Ltd. is the general partner of Deer IX L.P. Robert P. Goodman, David J. Cowan, Jeremy S. Levine, Byron B. Deeter, Robert M. Stavis and Adam Fisher are the directors of Deer IX Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the shares held by the Bessemer Entities are made by the directors of Deer IX Ltd. acting as an investment committee. The address for each of these entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538. Information provided by the Bessemer Entities on April 14, 2021.

(15)

Stage One II Holdings Ltd. is the General Partner of the General Partner of Stage One Venture Capital Fund II (Israel), L.P. and Stage One Venture Capital Fund II (Cayman) L.P. (collectively, “Stage One”). The General Partner of the General Partner has the voting power to direct Stage One to vote and dispose of the securities beneficially owned. The controlling persons of Stage One II Holdings Ltd. are Tal Slobodkin and Yuval Cohen and they may be deemed to have shared voting and dispositive power over the shares. The business address of the entities and persons named herein is 12 Abba Eban Blvd., Eckerstein Towers, Bldg. D, 3rd Floor, Herzliya Pituach, Israel, 4672530. Information provided by Stage One on April 14, 2021.

As of June 14, 2021, there were 9 record holders of Otonomo securities in the United States holding approximately 6.5% of the Otonomo ordinary shares, 41.7% of the Series Seed Preferred Shares, 70.2% of the Series A Preferred Shares, 15.0% of the Series B Preferred Shares and 19.9% of the Series C Preferred Shares. None of the Series C-1 Preferred Shares were held by record holders in the United States as of such date.

The following table shows the beneficial ownership of Otonomo ordinary shares following the consummation of the Business Combination by:

•	each person known to Otonomo who will beneficially own more than 5% of the Otonomo ordinary shares issued and outstanding immediately after the consummation of the Business Combination;

•	each person who will become an executive officer or a director of Otonomo upon consummation of the Business Combination; and

•	all of the executive officers and directors of Otonomo as a group upon consummation of the Business Combination.

Except as otherwise noted herein, the number and percentage of Otonomo ordinary shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any Otonomo ordinary shares as to which the holder has sole or shared voting power or investment power and also any Otonomo ordinary shares which the holder has the right to acquire within 60 days of June 14, 2021 through the exercise of any option, warrant or any other right.

The expected beneficial ownership of Otonomo ordinary shares post-Business Combination assuming none of the Public Shares are converted has been determined based upon the following: (i) that no holders of shares of Class A Stock exercise their conversion rights (no conversions scenario), (ii) none of the investors set forth in the table below has purchased or purchases shares of Otonomo ordinary shares (post-Business Combination), (iii) the Stock Split has been effected, (iv) 14,250,000 Otonomo ordinary shares are issued to the PIPE Investors, (v) the Selling Shareholders have sold an aggregate of 3,000,000 Otonomo ordinary shares to the Secondary PIPE Investors, (vi) 17,250,000 Otonomo ordinary shares are issued to holders of shares of Class A Stock, (vii) 4,312,500 Otonomo ordinary shares are issued to holders of shares of Class B Stock, and (viii) there will be an aggregate of 131,591,939 Otonomo ordinary shares issued and outstanding at Closing.

The expected beneficial ownership of Otonomo ordinary shares post-Business Combination post-Business Combination assuming the maximum number of shares of Class A Stock have been converted has been determined based on the following: (i) holders of 16,275,030 shares of Class A Stock exercise their conversion rights (maximum conversion scenario), (ii) none of the investors set forth in the table below has purchased or purchases shares of Otonomo ordinary shares (post-Business Combination), (iii) the Stock Split has been effected, (iv) 14,250,000 Otonomo ordinary shares are issued to the PIPE Investors, (v) the Selling Shareholders have sold an aggregate of 3,000,000 Otonomo ordinary shares to the Secondary PIPE Investors, (vi) 974,970 Otonomo ordinary shares are issued to holders of shares of Class A Stock, (vii) 4,312,500 Otonomo ordinary shares are issued to holders of shares of Class B Stock, and (viii) there will be an aggregate of 115,316,909 Otonomo ordinary shares issued and outstanding at Closing.

Unless otherwise noted, the business address of each beneficial owner is c/o Otonomo Technologies Ltd., 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel.

	Post-Business Combination (assuming no redemptions)		Post-Business Combination (assuming maximum redemptions)
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding	Number of Shares Beneficially Owned	Percentage Outstanding
Directors and Executive
Officers of Otonomo Post-Business Combination:
Ben Volkow(1)	16,463,243	12.5%	16,463,243	14.3%
Bonnie Moav(2)	271,019	*	271,019	*
Asaf Weisbrot(3)	1,024,270	*	1,024,270	*
Matan Tessler(4)	163,338	*	163,338	*
Shlomi Oren(5)	120,136	*	120,136	*
Hagit Tene-Pereg(6)	103,359	*	103,359	*
Andrew Geisse(7)	4,301,811	3.2%	4,301,811	3.6%
Amit Karp(8)	—	—	—	—
Yuval Cohen(9)	11,293,563	8.6%	11,293,563	9.8%
Benny Schnaider(10)	721,151	*	721,151	*
Jonathan Huberman(11)	4,312,500	3.3%	4,312,500	3.7%
Vered Raviv Schwarz	—	—	—	—
All executive officers and directors as a group (12 individuals)	38,774,389	28.3%	38,774,389	32.2%
Five Percent or More Holders:
Alliance Ventures B.V.(12)	5,743,317	4.4%	5,743,317	5.0%
Aptiv International Holdings (Luxembourg S.à.r.l.(13)	9,396,419	7.1%	9,396,419	8.1%
Avner Cohen(14)	8,161,928	6.2%	8,161,928	7.1%
Entities affiliated with Bessemer Venture Partners(15)	19,466,695	14.8%	19,466,695	16.9%
Entities affiliated with Stage One(16)	11,293,563	8.6%	11,293,563	9.8%

*	Less than 1%.
(1)	Consists of (a) 16,433,359 Otonomo ordinary shares held directly by Mr. Volkow and (b) 29,884 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(2)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(3)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(4)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(5)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(6)	Consists of Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021.
(7)

Consists of: (a) 1,044,491 Otonomo ordinary shares held by Andrew M and Jane S Geisse 2000 Trust (Mr. Geisse is affiliated with Andrew M and Jane S Geisse 2000 Trust and may be deemed to have beneficial ownership with respect to these shares); (b) 2,961,205 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021; and (c) 296,116 Otonomo ordinary shares granted to Marla Bay Advisors, LLC subject to options exercisable within 60 days of June 14, 2021 (Mr. Geisse is affiliated with Marla Bay Advisors, LLC and may be deemed to have beneficial ownership with respect to these options). Mr. Geisse is an Operating Partner at Bessemer Venture Partners. Mr. Geisse otherwise disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote (15) below, except to the extent of his pecuniary interest, if any, in such securities.

(8)

Mr. Karp is a Partner at Bessemer Venture Partners. Mr. Karp disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote (15) below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect interest in the Bessemer Entities.

(9)

Consists of the Otonomo ordinary shares identified in footnote (16) below. Mr. Cohen is affiliated with Stage One (as defined below) and may be deemed to have beneficial ownership with respect to these shares.

(10)

Consists of (a) 414,908 Otonomo ordinary shares held by ZAG Trust (Mr. Schnaider is affiliated with ZAG Trust and may be deemed to have beneficial ownership with respect to these shares) and (b) 306,243 Otonomo ordinary shares subject to options exercisable within 60 days of June 14, 2021. Mr. Schnaider is a Venture Partner and Investment Committee member at StageOne Ventures. Mr. Schnaider otherwise disclaims beneficial ownership interest of the securities held by Stage One referred to in footnote (16) below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect limited partnership interest in Stage One entities.

(11)

Consists of Otonomo ordinary shares held by Software Acquisition Holdings II LLC, of which Mr. Huberman is a member. Mr. Huberman disclaims any beneficial ownership of the reported Otonomo ordinary shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for Mr. Huberman is c/o Software Acquisition Group Inc. II, 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135. Information provided by Mr. Huberman on May 12, 2021.

(12)

Consists of (a) 4,564,086 Otonomo ordinary shares held directly by Alliance Ventures B.V. and (b) 1,179,231 Otonomo ordinary shares subject to a warrant exercisable within 60 days of June 14, 2021. Alliance Ventures B.V. (“AVBV”) is a company incorporated in the Netherlands that is co-owned and cocontrolled by Renault S.A.S., Nissan Motor Co. Ltd. and Mitsubishi Motors Corporation (the “Shareholders”). The Shareholders have shared power to direct AVBV, to vote and dispose of the shares by decision of the management board, subject to prior unanimous approval of the supervisory board for certain investment thresholds. The members of the management board and the supervisory board are appointed, dismissed and suspended by the general meeting of the Shareholders, subject to unanimous vote. The business address of each of the Shareholders is as follows: Renault S.A.S., 13-15 Quai Alphonse Le Gallo, 92100 Boulogne-Billancourt, France. Nissan Motor Co., Ltd., 1-1, Takashima 1-chome, Nishi-ku, Yokohama-shi, Kanagawa 220-8686, Japan. Mitsubishi Motors Corporation, 1-21, Shibaura 3-chome, Minato-ku, Tokyo 108-8410, Japan. Information provided by AVBV on April 14, 2021.

(13)

Aptiv PLC (NYSE:APTV) is the ultimate beneficial owner of Aptiv International Holdings (Luxembourg) S.à.r.l. The members of the board of directors of Aptiv PLC may be deemed to have shared voting and dispositive control over the shares. The members of the board of directors of Aptiv PLC are Rajiv L. Gupta, Kevin P. Clark, Richard L. Clemmer, Nancy E. Cooper, Nicholas M. Donofrio, Joseph L. (Jay) Hooley, Sean O. Mahoney, Paul M. Meister, Robert K. (Kelly) Ortberg, Colin J. Parris, Ana G. Pinczuk and Lawrence A. Zimmerman. The business address of each of the foregoing is 5 Hanover Quay, Grand Canal Dock, Dublin, D02 VY79, Ireland.

(14) Consists of Otonomo ordinary shares held by directly by Mr. Cohen.

(15)

Consists of (i) 10,807,911 Otonomo ordinary shares held directly by Bessemer Venture Partners IX L.P., or Bessemer IX, and (ii) 8,658,784 Otonomo ordinary shares held directly by Bessemer Venture Partners IX Institutional L.P., or Bessemer Institutional, and together with Bessemer IX, the “Bessemer Entities.” The Bessemer Entities are affiliate funds of Bessemer Venture Partners. Deer IX & Co. L.P., or Deer IX L.P. is the general partner of the Bessemer Entities. Deer IX & Co. Ltd., or Deer IX Ltd. is the general partner of Deer IX L.P. Robert P. Goodman, David J. Cowan, Jeremy S. Levine, Byron B. Deeter, Robert M. Stavis and Adam Fisher are the directors of Deer IX Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the shares held by the Bessemer Entities are made by the directors of Deer IX Ltd. acting as an investment committee. The address for each of these entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538. Information provided by the Bessemer Entities on April 14, 2021.

(16)

Stage One II Holdings Ltd. is the General Partner of the General Partner of Stage One Venture Capital Fund II (Israel), L.P. and Stage One Venture Capital Fund II (Cayman) L.P. (collectively, “Stage One”). The General Partner of the General Partner has the voting power to direct Stage One to vote and dispose of the securities beneficially owned. The controlling persons of Stage One II Holdings Ltd. are Tal Slobodkin and Yuval Cohen and they may be deemed to have shared voting and dispositive power over the shares. The business address of the entities and persons named herein is 12 Abba Eban Blvd., Eckerstein Towers, Bldg. D, 3rd Floor, Herzliya Pituach, Israel, 4672530. Information provided by Stage One on April 14, 2021.

After the consummation of the Business Combination, the Sponsor and its affiliates are also expected to own warrants to purchase an additional 5,200,000 Otonomo ordinary shares, assuming the Stock Split has been effected. The warrants will not be exercisable until 30 days following the consummation of the Business Combination. Assuming the exercise of all of the Sponsor’s warrants (and none of the public warrants), the Sponsor and its affiliates would be deemed to own 9,512,500 ordinary shares, which constitutes 6.0% of the Otonomo ordinary shares outstanding assuming no redemptions, or 6.7% of the Otonomo ordinary shares outstanding assuming maximum redemptions, in each case on a fully diluted basis.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

If the Business Combination is completed, Otonomo shareholders will be entitled to attend and participate in Otonomo’s annual general meetings of shareholders. Otonomo will provide notice of the date on which its annual general meeting will be held in accordance with the Otonomo Articles and the Companies Law.

APPRAISAL RIGHTS

Under Section 262 of the General Corporation Law of the State of Delaware, the holders of SWAG Common Stock and SWAG warrants will not have appraisal rights in connection with the Business Combination.

STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with SWAG’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of SWAG, 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135 or 310-991-4982. Following the Business Combination, such communications should be sent in care of Otonomo, 16 Abba Eban Blvd., Herzliya Pituach 467256, Israel. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all nonmanagement directors.

LEGAL MATTERS

The legality of the Otonomo ordinary shares offered by this proxy statement/prospectus and certain other Israeli legal matters will be passed upon for Otonomo by Gross & Co., Tel-Aviv, Israel. The legality of the Otonomo warrants offered by this proxy statement/prospectus and certain legal matters relating to U.S. law will be passed upon for Otonomo by Latham & Watkins LLP, Houston, Texas. Certain legal matters will be passed upon for SWAG by Kirkland & Ellis LLP, New York, New York. Certain Israeli legal matters will be passed upon for SWAG by Gornitzky & Co., Tel-Aviv, Israel.

EXPERTS

The consolidated financial statements of Otonomo Technologies Ltd. and its subsidiaries as of December 31, 2019 and 2020, and for each of the years in the two-year period ended December 31, 2020, have been incorporated by reference herein in reliance upon the report of Somekh Chaikin, a member firm of KPMG International, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of Software Acquisition Group Inc. II as of December 31, 2020 and for the period from June 16, 2020 (inception) through December 31, 2020, have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report, thereon, appearing elsewhere in this proxy statement/prospectus, and are included in reliance on the report of such firm given upon their authority as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, SWAG and service providers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of SWAG’s proxy statement. Upon written or oral request, SWAG will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of such document was delivered and who wishes to receive separate copies of such document. Stockholders receiving multiple copies of such document may likewise request that SWAG delivers single copies of such document in the future. Stockholders may notify SWAG of their requests by writing or calling SWAG at its principal executive offices at 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135 or 310-991-4982.

ENFORCEABILITY OF CIVIL LIABILITY

Otonomo is a company incorporated under the laws of the state of Israel. Accordingly, you may have difficulty serving legal process within the United States upon Otonomo. You may also have difficulty enforcing, both in and outside the United States, judgments you may obtain in U.S. courts against Otonomo in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws. Furthermore, there is doubt that Israeli courts would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws. However, Otonomo may be served with process in the United States with respect to actions against Otonomo arising out of or in connection with violation of U.S. federal securities laws relating to offers and sales of Otonomo’s securities by serving Otonomo’s U.S. agent irrevocably appointed for that purpose.

TRANSFER AGENT AND REGISTRAR

The transfer agent for Otonomo’s securities will be American Stock Transfer & Trust Company, LLC.

WHERE YOU CAN FIND MORE INFORMATION

Otonomo has filed a registration statement on Form F-4 to register the issuance of securities described elsewhere in this proxy statement/prospectus. This proxy statement/prospectus is a part of that registration statement.

SWAG files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on SWAG at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any Annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part.

If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination, you should contact via phone or in writing:

Software Acquisition Group Inc. II

1980 Festival Plaza Drive, Ste. 300

Las Vegas, Nevada 89135

Telephone: 310-991-4982

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the special meeting, or no later than August 5, 2021.

All information contained in this proxy statement/prospectus relating to Otonomo has been supplied by Otonomo, and all such information relating to SWAG has been supplied by SWAG. Information provided by one another does not constitute any representation, estimate or projection of the other.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Otonomo Technologies Ltd.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Otonomo Technologies Ltd. and its subsidiaries (the “Company”) as of December 31, 2019 and 2020, the related consolidated statements of operations, changes in redeemable convertible preferred shares and shareholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Somekh Chaikin

Somekh Chaikin

Member Firm of KPMG International

We have served as the Company’s auditor since 2015

Tel-Aviv, Israel

June 24, 2021

Otonomo Technologies Ltd.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31 2019	December 31 2020	Pro Forma Shareholders’ Equity as of December 31 2020
			(unaudited)
Assets
Current assets
Cash and cash equivalents	10,689	14,813
Short-term investments	11,407	12,800
Restricted cash	162	171
Account receivables	23	108
Other receivables and prepaid expenses	780	206

Total current assets	23,061	28,098

Non-current assets
Other long-term assets	186	202
Property and equipment, net	486	625

Total non-current assets	672	827

Total assets	23,733	28,925

Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ (Deficit) Equity
Current liabilities
Account payables	280	343
Other payables and accrued expenses	2,556	2,655
Deferred revenue	5	265
Warrants for redeemable convertible preferred shares	—	7,731	—

Total current liabilities	2,841	10,994

Commitments and (Note 8)
Redeemable convertible preferred shares, no par value; 71,449,868 shares authorized as at December 31, 2019 and 2020, 58,197,494 and 62,914,408 shares issued and outstanding as at December 31, 2019 and 2020, respectively; no shares issued and outstanding as of December 31, 2020, pro forma (unaudited)	62,195	77,702	—
Shareholders’ (deficit) equity:
Ordinary shares, no par value; 123,862,910 shares authorized as at December 31, 2019 and 2020, 29,949,406 and 31,482,911 shares issued and outstanding as at December 31, 2019 and 2020, respectively 95,576,550 shares issued and outstanding as of December 31, 2020, pro forma (unaudited)	—	—	—
Additional paid-in capital	8,784	10,357	95,790
Accumulated deficit	(50,087)	(70,128)	(70,128)

Total shareholders’ (deficit) equity	(41,303)	(59,771)	25,662

Total liabilities redeemable convertible preferred shares and shareholders’ (deficit) equity	23,733	28,925

The accompanying notes are an integral part of the consolidated financial statements.

Otonomo Technologies Ltd.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Year ended December 31 2019	Year ended December 31 2020
Revenue	129	394
Cost of services	(1,191)	(1,235)

Gross loss	(1,062)	(841)

Operating expenses:
Research and development	(8,237)	(8,634)
Sales and marketing	(8,108)	(5,213)
General and administrative	(2,852)	(2,540)

Total operating expenses	(19,197)	(16,387)

Operating loss	(20,259)	(17,228)
Financial income (expenses), net	1,226	(2,737)

Loss before income tax expense	(19,033)	(19,965)
Income tax expense	(75)	(76)

Net loss	(19,108)	(20,041)

Net loss per share attributable to ordinary shareholders, basic and diluted	(0.64)	(0.65)

Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	29,801,064	30,668,412

Pro forma net loss per share attributable to ordinary shareholders, basic and diluted (unaudited)	(0.22)	(0.21)

Weighted-average shares used in computing pro forma net loss per share attributable to ordinary shareholders, basic and diluted (unaudited)	87,998,558	94,018,974

The accompanying notes are an integral part of the consolidated financial statements.

Otonomo Technologies Ltd.

Consolidated Statements of Changes in Redeemable Convertible Preferred Shares and Shareholders’ deficit

(in thousands, except share and per share data)

	Redeemable Convertible preferred shares		Ordinary shares		Additional paid-in capital	Accumulated deficit	Total
	Number of Shares	USD thousands	Number of Shares	USD thousands	USD thousands	USD thousands	USD thousands
Balance at January 1, 2019	58,197,494	59,486	29,529,034	—	6,747	(30,979)	(24,232)
Exercise of share options	—	—	420,372	—	27	—	27
Proceeds from redeemable convertible preferred shares	—	2,709	—	—	—	—	—
Share-based compensation	—	—	—	—	2,010	—	2,010
Net loss	—	—	—	—	—	(19,108)	(19,108)

Balance at December 31, 2019	58,197,494	62,195	29,949,406	—	8,784	(50,087)	(41,303)
Issuance of redeemable convertible preferred shares, net	4,716,914	15,507	—	—	—	—	—
Exercise of share options	—	—	1,533,505	—	133	—	133
Share-based compensation	—	—	—	—	1,440	—	1,440
Net loss	—	—	—	—	—	(20,041)	(20,041)

Balance at December 31, 2020	62,914,408	77,702	31,482,911	—	10,357	(70,128)	(59,771)

The accompanying notes are an integral part of the consolidated financial statements.

Otonomo Technologies Ltd.

Consolidated Statements of Cash Flows

(in thousands, except share and per share data)

	Year ended December 31 2019	Year ended December 31 2020
Cash flows from operating activities
Net loss	(19,108)	(20,041)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	138	147
Share based compensation	2,010	1,440
Revaluation of warrants	—	3,271
Other	—	134
Changes in operating assets and liabilities:
Account receivables	13	(85)
Other receivables and prepaid expenses	(578)	574
Deferred tax assets	(9)	3
Other payables and accrued expenses	322	99
Account payables	(97)	63
Deferred revenue	5	260

Net cash used in operating activities	(17,304)	(14,135)

Cash flows from investing activities
Purchases of property and equipment	(177)	(420)
Decrease (increase) in short-term investments	10,263	(1,393)
Increase in other long term assets	(107)	(19)

Net cash provided by (used in) investing activities	9,979	(1,832)

Cash flows from financing activities
Proceeds from issuance of redeemable convertible preferred shares and warrants, net	—	19,967
Proceeds from redeemable convertible preferred shares	2,709	—
Proceeds from exercise of share options	27	133

Net cash provided by financing activities	2,736	20,100

Net increase (decrease) in cash and cash equivalents and short-term restricted cash equivalents	(4,589)	4,133
Cash and cash equivalents and Short-term restricted cash equivalents at the beginning of the year	15,440	10,851

Cash and cash equivalents and Short-term restricted cash equivalents as at end of the year	10,851	14,984

Supplemental disclosures of cash flow information
Cash paid for income taxes	48	69

The accompanying notes are an integral part of the consolidated financial statements.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 1—General

a.

Otonomo Technologies Ltd. (together with its subsidiaries, “Otonomo”, or the “Company”) was incorporated as an Israeli corporation in December 2015. The Company provides an automotive data service platform enabling car manufacturers, drivers and service providers to be part of a connected ecosystem. The Company’s solutions are designed to run in public clouds.

b.	Merger and Subscription agreements

Subsequent to the balance sheet date, on January 31, 2021, the Company signed a business combination agreement with Software Acquisition Group Inc. II, (“SWAG”) (the “Business Combination Agreement”). SWAG is a blank check company incorporated in Delaware that consummated its initial public offering on June 16, 2020, of 15,000,000 units, at $10.00 per Unit, generating gross proceeds of $150,000,000. On September 24, 2020, the underwriters exercised their over-allotment option in full. As a result, SWAG consummated the sale of an additional 2,250,000 units to the underwriter, at $10.00 per unit, and the sale of an additional 450,000 private placement warrants to the Sponsor, at $1.00 per warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to approximately $172,500,000. SWAG was formed for the purpose of effectuating a merger with one or more businesses. As a result of the Business Combination Agreement, and upon consummation of the merger and the other transactions contemplated by the Business Combination Agreement, SWAG will become a wholly owned subsidiary of the Company, with the security holders of SWAG becoming security holders of the Company. Upon consummation of the merger, assuming none of SWAG’s public stockholders demand redemption, the security holders of the Company and certain members of the Company’s management will own approximately 70% of the outstanding ordinary shares of the Company and the security holders of SWAG and the investors purchasing Company Ordinary Shares will own the remaining Company ordinary shares.

Also, on January 31, 2021, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors, an aggregate of 14,250,000 Company Ordinary Shares (on a post-share split basis, see below) for an aggregate purchase price of $142,500,000, to be effected immediately following the Effective Time, on the terms and subject to the conditions set forth therein.

In addition, on January 31, 2021, certain Company shareholders (the “Selling Holders”) entered into a share purchase agreement (the “Share Purchase Agreement”) with investors (the “Secondary Investors”) pursuant to which, among other things, the Secondary Investors agreed to purchase 3,000,000 Company Ordinary Shares (on a post-share split basis) from the Selling Holders for an aggregate purchase price of $30,000,000.

Immediately prior to the Effective Time, each preferred share of the Company will be converted into one Company Ordinary Share. Additionally, the Company will issue securities pursuant to the Subscription Agreements, as described above.

The following securities issuances will be made by the Company to SWAG security holders at the Effective Time and in each case assumes the share split (as defined below) has occurred: (i) each share of Class A common stock of SWAG and each share of Class B common stock of SWAG will be exchanged for one Company Ordinary Share and (ii) each outstanding warrant of SWAG will be assumed by the Company and will become a warrant of the company (“Company Warrant”) (with the number of Company Ordinary Shares underlying the Company Warrant and the exercise price of such Company Warrants subject to adjustment in accordance with the terms of the Merger Agreement).

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 1—General

On April 20, 2021, the Company’s board of directors approved a 1-for-4.6928 share split (the “Share Split”). As a result, all ordinary share, redeemable convertible preferred shares, options for ordinary shares, exercise price and net loss per share amounts were adjusted retroactively for all periods presented in these financial statements.

The transactions described above are targeted to be consummated in the first half of 2021, after the required approval by the stockholders of SWAG (“SWAG Stockholder Approval”), ordinary and preferred shareholders of the Company (“Company Shareholder Approval”), and preferred shareholders of the Company (“Company Preferred Shareholder Approval”).

Note 2—Summary of Significant Accounting Policies

A. Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Otonomo Technologies Ltd. and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

B. Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting periods and accompanying notes. Significant items subject to such estimates and assumptions include, but are not limited to, value of warrants to redeemable convertible preferred shares and share-based compensation including the determination of the fair value of the Company’s ordinary shares. The Company bases these estimates on historical and anticipated results, trends and various other assumptions that it believes are reasonable under the circumstances, including assumptions as to future events. Actual results could differ from those estimates.

The novel coronavirus (“COVID-19”) pandemic has created, and may continue to create, significant uncertainty in macroeconomic conditions, and the extent of its impact on the Company’s operational and financial performance will depend on certain developments, including the duration and spread of the outbreak and the impact on the Company’s customers and its sales cycles, The Company considered the impact of COVID-19 on the estimates and assumptions and determined that there were no material adverse impacts on the consolidated financial statements for the year ended December 31, 2020. As events continue to evolve and additional information becomes available, the Company’s estimates and assumptions may change materially in future periods.

C. Foreign Currency

The currency of the primary economic environment in which the operations of the Company are conducted is the U.S. dollar (“dollar” or “$”), thus; the dollar is the functional currency of the Company.

The transactions and balances of the Company denominated in U.S. dollars are presented at their original amounts as the U.S. dollar is the currency of the primary economic environment in which the Company has operated and expects to continue to operate in the foreseeable future. Monetary assets

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

C. Foreign Currency

and liabilities denominated in a non-U.S. dollar currency are translated using the current exchange rate and non-monetary assets and liabilities and capital accounts denominated in a non-U.S. dollar currency are translated using historical exchange rates.

Statements of operations accounts denominated in a non-U.S. dollar currency are translated using the exchange rates in effect on the transaction dates, except for depreciation, which is translated using historical exchange rates. Adjustments from the translation of the Company’s financial statements to U.S. dollars and foreign exchange transaction gains and losses are included in loss for the period in which exchange rates change. Such adjustments have been immaterial since inception.

Details of exchange rates:

	December 31	December 31
	2019	2020
Exchange rate of U.S. dollar ($) in New Israeli Shekel (NIS)	3.456	3.215
CPI	100.8	100.1

The translation should not be construed as a representation that the foreign currency amounts upon which the translation is based actually represent, or could be converted into, U.S. dollar.

D. Unaudited Pro Forma Shareholders’ Equity

The Company has presented unaudited pro forma shareholders’ equity as of December 31, 2020 in order to show the assumed effect on the balance sheet of the automatic conversion of the outstanding redeemable convertible preferred shares and warrants upon the consummation of a qualified initial public offering (“IPO”). Upon the consummation of an IPO, all of the outstanding redeemable convertible preferred shares (62,914,408 shares) and warrants shares (1,179,231 shares) will automatically convert into 64,093,639 shares of ordinary shares. The unaudited pro forma shareholders’ equity does not give effect to any proceeds from the assumed IPO.

E. Concentration of Credit Risk

Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash equivalents, short-term investments and restricted cash. The Company maintains bank accounts in financial institutions that management believes have strong credit ratings.

F. Cash, Cash equivalents and Short-Term Investments

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at their carrying values, which approximates their fair values. Short-term investments consist of bank deposits.

G. Fair Value Measurements

Fair value is defined as the exchange price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company measures financial assets and liabilities at fair value at each reporting period using a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s classification within the fair value hierarchy is

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

G. Fair Value Measurements

based upon the lowest level of input that is significant to the fair value measurement. Three levels of inputs may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Financial instruments consist of cash equivalents, short-term investments, account receivables, and account payables. Short-term investments are stated at fair value on a recurring basis. Cash equivalents, accounts receivable, and accounts payable are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date.

See Note 9B for more information regarding the warrant for redeemable convertible preferred shares.

H. Accounts Receivables

Accounts receivable are recorded at the invoiced amount and amounts for which revenue has been recognized but not invoiced, net of allowance for doubtful accounts. The allowance for doubtful accounts is based on the Company’s assessment of the collectability of accounts. The allowance of doubtful accounts was not material for the periods presented.

I. Property and Equipment

Property and equipment are stated at cost net of accumulated depreciation. Maintenance and repair expenses are charged to operation as incurred. Depreciation is calculated on the straight-line method based on the estimated useful lives of the assets and commences once the assets are ready for their intended use.

Annual rates at depreciation are as follows:

%
Computers and software	33
Office furniture and equipment	7;15
Leasehold improvements	Shorter of remaining lease term or estimated useful life

Capitalized Software Costs

Costs related to software acquired, developed, or modified solely to meet the Company’s internal requirements, with no substantive plans to market such software at the time of development are capitalized. Costs incurred during the preliminary planning and evaluation stage of the project and during the post implementation operational stage are expensed as incurred. Costs incurred during the application development stage of the project are capitalized. Maintenance costs are expensed as incurred. The amount of qualifying costs for capitalization incurred was immaterial for the years presented.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

J. Impairment of Property and Equipment

The Company evaluates the recoverability of property and equipment for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. Such events and changes may include significant changes in performance relative to expected operating results, significant changes in asset use, significant negative industry or economic trends, and changes in the Company’s business strategy. Recoverability of these assets is measured by a comparison of the carrying amounts to the future undiscounted cash flows the assets are expected to generate. If such review indicates that the carrying amount of property and equipment is not recoverable, the carrying amount of such assets is reduced to fair value. There were no impairment charges to property and equipment during the years presented.

K. Revenue Recognition

The Company derives its revenues from subscription revenues, which are comprised of subscription fees from customers accessing the Company’s enterprise cloud computing services (“SaaS subscriptions”).

The Company elected to adopt Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), effective as of January 1, 2018, utilizing the full retrospective method of adoption. Accordingly, the consolidated financial statements for the years ended December 31, 2019 and 2020 are presented under ASC 606. Under ASC 606, The Company determines revenue recognition through the following five-step framework:

•	Identification of the contract, or contracts, with a customer;

•	Identification of the performance obligations in the contract;

•	Determination of the transaction price;

•	Allocation of the transaction price to the performance obligations in the contract; and

•	Recognition of revenue when, or as, the Company satisfies a performance obligation.

The Company’s SaaS subscriptions revenues consist primarily of fees to provide the Company’s customers access to its cloud-based platform, which includes routine customer support. Subscription service contracts do not provide customers with the right to take possession of the software, are cancelable, and do not contain general rights of return. Generally, subscription revenues are recognized ratably over the contractual term of the arrangement, beginning on the date that the service is made available to the customer.

Subscription contracts typically have a term of one to three years and based on fixed-fee or a pay per use basis. For fixed-fee basis contracts, invoicing occurring in annual or monthly installments at the beginning of each year of the subscription period or at the end of each month, respectively. For pay per use basis contracts, the Company applies the ‘as-invoiced’ practical expedient that permits the Company to recognize revenue in the amount to which it has a right to invoice the customer.

Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the services either on their own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the services is separately identifiable from other promises in the contract.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

K. Revenue Recognition

The Company provides access to its cloud-hosted software, without providing the customer with the right to take possession of its software, which the Company considers to be a single performance obligation.

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. For contracts that contain multiple performance obligations, the Company allocates the transaction price for each contract to each performance obligation based on the relative standalone selling price for each performance obligation. In instances where performance obligations do not have observable standalone sales, the Company utilizes available information that may include market conditions, pricing strategies, the economic life of the software, and other observable inputs or uses the expected cost-plus margin approach to estimate the price the Company would charge if the products and services were sold separately.

Incremental costs of obtaining a contract that are eligible to capitalization, were immaterial during the reported periods.

Contract assets consist of unbilled accounts receivable, which occur when a right to consideration for the Company’s performance under the customer contract occurs before invoicing to the customer. The amount of unbilled accounts receivable included within accounts receivable, net on the consolidated balance sheets was immaterial for the periods presented.

Contract liabilities consist of deferred revenue. Revenue is deferred when the Company invoices in advance of performance under a contract. The current portion of the deferred revenue balance is recognized as revenue during the 12-month period after the balance sheet date.

L. Cost of Services

Cost of services consists primarily of expenses related to purchase of data from data suppliers, amounts paid to data suppliers under revenue sharing or fixed price arrangements, third-party cloud infrastructure expenses incurred in connection with the Company’s customers’ use of the Company’s platform and the maintenance of the Company’s platform on public clouds, including different regional deployments, and personnel-related costs associated with customer support and professional services, including salaries, benefits, bonuses and share-based compensation. Cost of services also includes allocated overhead costs.

M. Research and Development

Research and development costs include personnel-related expenses associated with the Company’s engineering personnel responsible for the design, development and testing of its products, cost of development environments and tools, and allocated overhead. Research and development costs are expensed as incurred.

N. Share-Based Compensation

Share-based compensation expense related to share awards is recognized based on the fair value of the awards granted. The fair value of each option award is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model requires the input of highly subjective assumptions, including the fair value of the underlying ordinary shares, the expected term of the option, the expected volatility of the price of the underlining shares, risk-free interest rates, and the

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

N. Share-Based Compensation

expected dividend yield of the shares. The assumptions used to determine the fair value of the option awards represent management’s best estimates. These estimates involve inherent uncertainties and the application of management’s judgment. The related share-based compensation expense is recognized on a straight-line basis over the requisite service period of the awards. Forfeitures are accounted for as they occur instead of estimating the number of awards expected to be forfeited.

O. Income Taxes

The Company is subject to income taxes in Israel, the U.S., and other foreign jurisdictions. These foreign jurisdictions may have different statutory tax rates than in Israel. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The financial effect of changes in tax laws or rates is accounted for in the period of enactment. Valuation allowances are provided when necessary to reduce deferred tax assets to the amount more likely than not to be realized.

The Company recognizes income tax benefits from tax positions only if it believes that it is more likely than not that the tax position will be sustained upon examination. The tax benefits recognized are measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement.

P. Net Loss Per Share

Net Loss Per Share Attributable to Ordinary Shareholders

The Company computes net loss per share using the two-class method required for participating securities. The two-class method requires income available to ordinary shareholders for the period to be allocated between ordinary shares and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. The Company considers its redeemable convertible preferred shares to be participating securities as the holders of the redeemable convertible preferred shares would be entitled to dividends that would be distributed to the holders of ordinary shares, on a pro-rata basis assuming conversion of all redeemable convertible preferred shares into ordinary shares. These participating securities do not contractually require the holders of such shares to participate in the Company’s losses. As such, net loss for the periods presented was not allocated to the Company’s participating securities.

The Company’s basic net loss per share is calculated by dividing net loss attributable to ordinary shareholders by the weighted-average number of shares of ordinary shares outstanding for the period, without consideration of potentially dilutive securities. The diluted net loss per share is calculated by giving effect to all potentially dilutive securities outstanding for the period using the treasury share method or the if-converted method based on the nature of such securities. Diluted net loss per share is the same as basic net loss per share in periods when the effects of potentially dilutive shares of ordinary shares are anti-dilutive.

Unaudited Pro Forma Net Loss Per Share Attributable to Ordinary Shareholders

Unaudited pro forma basic and diluted net loss per share attributable to ordinary shareholders for the year ended December 31, 2019 and 2020 has been computed to give effect to the conversion of

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

P. Net Loss Per Share

redeemable convertible preferred shares into ordinary shares as of the beginning of the period or the original date of issuance, if later.

Q. Segment Information

The Company operates in one operating and reportable segment. Operating segments are defined as components of an enterprise about which separate financial information is evaluated regularly by the chief operating decision maker, who is the Company’s chief executive officer (“CEO”), in deciding how to allocate resources and assessing performance. The Company’s chief operating decision maker allocates resources and assesses performance based upon discrete financial information at the consolidated level.

Revenue by geographical region of the Company’s customers:

	Year ended December 31 2019	Year ended December 31 2020
	USD thousands	USD thousands
United States	—	43
APAC	2	164
EMEA	127	187

Total revenue	129	394

Property and equipment, net of depreciation, by geographic region:

	December 31 2019	December 31 2020
	USD thousands	USD thousands
United States	7	2
Israel	478	622
Rest of world	1	1

Total property and equipment, net	486	625

Number of Customers accounted for over 10% of Revenue

For the year ended December 31, 2019, the Company had three customers that accounted for 12%, 20% and 63%, respectively, of its revenues. For the year ended December 31, 2020, the Company had two customers that accounted for 12% and 30%, respectively, of its revenues.

R. Recently Issued Accounting Pronouncements

As an “Emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflect this election.

In February 2016, the FASB issued ASU No. 2016-02, Leases, which would require lessees to put all leases on their balance sheets, whether operating or financing, while continuing to recognize the

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 2—Summary of Significant Accounting Policies

R. Recently Issued Accounting Pronouncements

expenses on their income statements in a manner similar to current practice. The guidance states that a lessee would recognize a lease liability for the obligation to make lease payments and a right-to-use asset for the right to use the underlying asset for the lease term. In June 2020, the FASB issued ASU No. 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities, which defers the effective date of ASU 2016-02 for non-public entities to fiscal years beginning after December 15,2021, and interim periods within fiscal years beginning after December 15, 2022. The guidance will be effective for the Company beginning January 1, 2022, and interim periods in fiscal years beginning January 1, 2023. The Company is currently evaluating the effect that ASU 2016-02 will have on its consolidated financial statements and related disclosures.

Note 3—Cash and Cash Equivalents

	December 31 2019	December 31 2020
	USD thousands	USD thousands
In U.S dollar	5,665	13,326
In New Israeli Shekels and Euro	5,024	1,487

	10,689	14,813

Note 4—Other Receivables and Prepaid Expenses

	December 31 2019	December 31 2020
	USD thousands	USD thousands
Prepaid expenses	629	150
Government institutions	143	56
Other	8	—

	780	206

Note 5—Property and Equipment, net

Property and equipment consists of the following:

	December 31 2019	December 31 2020
	USD thousands	USD thousands
Computer and software	341	350
Office furniture and equipment	191	307
Leasehold improvements	280	344

	812	1,001
Less—accumulated depreciation	(326)	(376)

Property and equipment, net	486	625

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 5—Property and Equipment, net

Depreciation expenses were $138 thousand and $147 thousand for the years ended December 31, 2019 and 2020, respectively.

Note 6—Other payables and Accrued Expenses

	December 31 2019	December 31 2020
	USD thousands	USD thousands
Employees & related institutions	1,339	1,378
Vacation and convalescence	513	659
Government institutions	65	64
Accrued expenses and other	639	554

	2,556	2,655

Note 7—Employee Benefit Plans

Pursuant to Israel’s Severance Pay Law, Israeli employees are entitled to severance pay equal to one month’s salary for each year of employment, or a portion thereof. The Company has elected to include its employees in Israel under Section 14 of the Severance Pay Law, under which these employees are entitled only to monthly deposits made in their name with insurance companies, at a rate of 8.33% of their monthly salary. These payments release the Company from any future obligation under the Israeli Severance Pay Law to make severance payments in respect of those employees; therefore, any liability for severance pay due to these employees, and the deposits under Section 14 are not recorded as an asset in the consolidated balance sheets.

Note 8—Commitments

Leases

The Company leases office space under non-cancelable operating lease until December 31, 2022. Total rent expenses under the operating leases were approximately $405 thousand and $456 thousand for the years ended December 31, 2019 and 2020, respectively.

Future minimum lease payments under non-cancelable operating leases at December 31, 2020 are as follows:

USD thousands
2021	482
2022	482

964

Note 9—Redeemable Convertible Preferred Shares and Shareholders’ Equity

A. Ordinary shares

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of shares outstanding.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 9—Redeemable Convertible Preferred Shares and Shareholders’ Equity

B. Redeemable Convertible Preferred Seed, A, B, C and C-1 Shares

Redeemable Convertible preferred shares consisted of the following:

	As of December 31, 2020
	Balance Sheet	Designated Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Preference
	In USD thousands, except share data
Preferred C-1 shares	4,523	1,071,057	1,071,057	3,860
Preferred C shares	36,729	18,278,046	9,742,586	41,309
Preferred B shares	24,927	14,976,327	14,976,327	25,000
Preferred A shares	8,549	20,203,287	20,203,287	8,600
Preferred Seed shares	2,974	16,921,151	16,921,151	3,000

Total redeemable convertible preferred shares	77,702	71,449,868	62,914,408	81,769

	As of December 31, 2019
	Balance Sheet	Designated Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Preference
	In USD thousands, except share data
Preferred C-1 shares	4,523	1,071,057	1,071,057	3,860
Preferred C shares	21,222	18,278,046	5,025,672	21,309
Preferred B shares	24,927	14,976,327	14,976,327	25,000
Preferred A shares	8,549	20,203,287	20,203,287	8,600
Preferred Seed shares	2,974	16,921,151	16,921,151	3,000

Total redeemable convertible preferred shares	62,195	71,449,868	58,197,494	61,769

On February 16, 2020, the Company signed an investment agreement for a total consideration of $19,999,995, issuing a total of 4,716,914 Redeemable Convertible Preferred C Shares together with 1,179,231 warrant (“Warrants”). Each warrant is exercisable to one redeemable convertible Preferred C Share with an exercise price of $0.0001 per warrant. As of December 31, 2020, all Warrants were fully exercisable. These Warrants shall automatically be exercised immediately prior to the earlier of (i) the consummation of a Deemed Liquidation Event, (ii) the consummation of an IPO or (iii) February 16, 2022, unless the holder of the Warrants shall earlier provide written notice to the Company that he desires that the Warrants expire in any of the abovementioned dates unexercised.

As the deemed liquidation preference provisions of the Redeemable Convertible Preferred C Shares are considered contingent redemption provisions that are not solely within the Company’s control, the Warrants have been presented as a liability, with a mark-to-market adjustment related to value of the Warrants being charged to the income statement as part of the Financial expenses (income), net every period. For the year ended December 31, 2020, the Company charged $3,271 thousands relating to the Warrant’s fair value increased in the period.

The exercise price of each Warrant is $0.0001 and therefore, the fair value of each Warrant is approximately equal to the fair value of the underlined Redeemable Convertible Preferred C Share.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 9—Redeemable Convertible Preferred Shares and Shareholders’ Equity

B. Redeemable Convertible Preferred Seed, A, B, C and C-1 Shares

For the February 2020 valuation, the Company utilized the option pricing backsolve method (“OPM”), based upon recent financing rounds of the Redeemable Preferred Shares. The OPM treats the Company’s security classes as call options on total equity value and allocates its equity value across its security classes based on the rights and preferences of the securities within the capital structure under an assumed liquidation event. The OPM method is used when the range of possible future outcomes is difficult to predict and forecasts would be highly speculative. The Company believed this method was the most appropriate given the expectation of various potential liquidity outcomes and the difficulty of selecting appropriate enterprise values given the Company’s early stage of development.

For the September 2020 valuation, the Company utilized a hybrid model of two scenarios: (1) Merger (“M&A”) and (2) Initial Public Offering (“IPO”). The M&A scenario was based on the fair value of the Company’s business using the income approach with input from management. The IPO scenario was based on various market indications and discussions with potential investors. Application of these approaches and methodologies involves the use of estimates, judgments, and assumptions that are highly complex and subjective, such as those regarding the Company’s expected future revenue, expenses, and future cash flows, discount rates, the selection of comparable public companies, and the probability of and timing associated with possible future events.

The Fair value of the Warrants:

	February 16	December 31
	2020	2020
Value of warrant per share	$3.782	$6.557
Number of redeemable convertible preferred shares issuable upon exercise of warrants	1,179,231	1,179,231
Fair value of warrant liability (in thousand)	$4,460	$7,731

The redeemable convertible Preferred Seed, A, B, C and C-1 Shares (the “Preferred Shares”) have the following rights, preferences and privileges:

1.	Conversion

Right to Convert- subject to the applicable provisions of the Companies Law, each Preferred Share shall be convertible at the option of the holder thereof, at any time after the date of issuance of such share, into such number of duly and validly issued, fully paid and non-assessable Ordinary Shares as is determined by dividing the original issue price for such Preferred Share by the Conversion Price (as defined in Articles of Association of the Company (the “Articles”)) at the time in effect for such Share (the “Conversion Ratio”). The initial conversion price with respect to each Preferred Share shall be the original issue price therefor; provided that the conversion price shall be subject to adjustments as provided below (as may be adjusted, the “Conversion Price”).

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 9—Redeemable Convertible Preferred Shares and Shareholders’ Equity

B. Redeemable Convertible Preferred Seed, A, B, C and C-1 Shares

Automatic Conversion- each Preferred Share shall automatically be converted, without payment of additional consideration by the holder thereof, at the then applicable Conversion Ratio into Ordinary Shares immediately upon the earlier to occur of: (a) a Qualified IPO; or (b) written consent or written agreement of the Preferred Majority.

2.	Dividends

Preferred stockholders may receive dividend, when declared, based on the provisions set forth in the Articles. The holders of Ordinary Shares and Preferred Shares shall be entitled to receive dividends if and when declared and distributed by the Board, on an as-converted pro-rata and pari-passu basis.

No dividends have been declared as at December 31, 2020.

3.	Voting

Holders of Preferred Shares may vote with a ratio of one vote to each share, based on the conversion ratio as defined in the Company’s Certificate.

4.	Liquidation preference

In the event of: (i) any liquidation, dissolution, bankruptcy or winding up of the Company whether voluntary or involuntary; or (ii) a Deemed Liquidation (each, a “Distribution Event”); any and all funds, assets or proceeds (whether cash, capital, surplus, earnings, Equity Securities or other property of any kind) distributed or available for distribution to the Shareholders, and/or to which Shareholders are entitled to receive pursuant to any Distribution Event (the “Distributable Proceeds”) shall be distributed among the Shareholders in accordance with the following order of preference and priority: the holders of Preferred C Shares and Preferred C-1, the holders of Preferred B Shares, the holders of Preferred Seed Shares and Preferred A Shares.

Each holder of Preferred Shares shall be entitled to receive on a pro rata basis among such holders of the same series of Preferred Shares, prior to and in preference to any distribution of any of such Distributable Proceeds to the holders of previous series of Preferred Shares and the holders of Ordinary Shares, by reason of their ownership thereof, in respect of each Preferred Share held thereby an amount per such Share equal to the greater of: (x) 100% of the Preferred Share Original Issue Price (as applicable), plus any declared but unpaid dividends thereon, less any amount previously paid in preference in respect of such Preferred Share (as applicable) and (y) the amount that would have been paid in respect of such Preferred Share (as applicable), if all such series of Preferred Shares (as applicable) had been converted into Ordinary Shares immediately prior to such Distribution Event (the “Preferred Preference”). If upon any such Distribution Event, the Distributable Proceeds shall be insufficient to pay the holders of Preferred Shares the full amount of the Preferred Preference, the Distributable Proceeds shall be distributed among the holders of Preferred Shares on a pro rata basis, according to the priority mentioned above, in proportion to the respective amounts which would otherwise be payable in respect of the Preferred Shares held thereby, on a pari passu, as-converted basis, if the Preferred Preference was paid in full.

After the payment of the respective Preferred Preference in full, the remaining Distributable Proceeds shall be distributed among the holders of Ordinary Shares, on a pro-rata pari-passu basis, based on the number of Ordinary Shares (excluding Ordinary Shares issuable upon conversion of Preferred Shares) held by each such holder.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 9—Redeemable Convertible Preferred Shares and Shareholders’ Equity

B. Redeemable Convertible Preferred Seed, A, B, C and C-1 Shares

5.	Redemption

The redeemable convertible preferred shares do not contain any date-certain redemption features.

6.	Classification of Redeemable Convertible Preferred Shares

The deemed liquidation preference provisions of the redeemable convertible preferred shares are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the redeemable convertible preferred shares have been presented outside of permanent equity in the mezzanine section of the consolidated balance sheets.

Note 10—Share Based Compensation

A. Share Option Plan General

In February 2016, the Company adopted the 2016 Share Incentive Plan (the “2016 Plan”) for employees and consultants. Under the 2016 Plan, the Board of Directors (the “Board”) has the authority to grant share options to employees and consultants of the Company under varying Israel tax regimes or any other tax ruling provided by the tax authorities to the Company, as well as with respect to non-Israeli residents pursuant to the applicable law in their respective country of residence. Each option entitles the holder to purchase one ordinary share with no par value.

On December 25, 2016, the Company adopted the 2016 U.S. Sub Plan, designated for U.S. persons.

As at December 31, 2020, the Company reserved 9,165,197 ordinary shares for issuance upon the exercise of options under the Company’s 2016 Share Award Plan and U.S. Sub-Plan.

B. Share Based Compensation and Stock Option Grant Information

The following is a summary of the share based compensation activity and related information for the year ended December 31, 2020:

	Options outstanding		Option exercisable
Exercise price	Number outstanding at December 31, 2020	Weighted average remaining contractual life (in years)	Number exercisable at December 31, 2020
$0.06	4,439,630	5.63	4,417,316
$0.14	2,020,538	5.92	959,772
$0.46	119,812	6.83	97,343
$0.07	706,863	7.00	548,354
$0.47	95,789	7.23	65,831
$0.62	283,272	8.05	143,961
$1.59	30,644	8.43	13,407
$1.11	601,063	8.84	116,166
$0.93	16,753	9.36	—
$0.64	850,833	9.40	—

	9,165,197		6,362,150

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 10—Share Based Compensation

B. Share Based Compensation and Stock Option Grant Information

The option allotments are as follows:

	Number of Options	Weighted average exercise price
Outstanding – January 1, 2019	10,378,925
Granted	1,141,392	$0.86
Forfeited	(296,533)	$0.17
Exercised	(420,372)	$0.07

Outstanding – December 31, 2019	10,803,412
Granted	1,349,997	$0.74
Forfeited	(1,454,707)	$0.48
Exercised	(1,533,505)	$0.09

Outstanding – December 31, 2020	9,165,197

Exercisable at end of period	6,362,150

The Company applies FASB ASC Topic 718 in respect of options granted to employees and consultants using the Black-Scholes Model and recorded net compensation expense in respect of options granted to employees of $2,010 thousand and $1,440 thousand for the years ended December 31, 2019 and 2020, respectively. The Company also recognized a tax benefit of $211 thousand and $23 thousand related to the share based compensation that was fully offset by a valuation allowance for the years ended December 31, 2019 and 2020, respectively. The compensation expense was based on the following parameters:

	Year ended December 31 2019	Year ended December 31 2020
Volatility	39.2%-39.5%	38.3%-41.1%
Risk-free interest rate	1.6%-2.6%	0.4%-1.6%
Expected dividends	0.0%	0.0%
Expected life (in years)	5.8-6.1	5.5-6.1

Note 11—Income Taxes

A. Income tax rate

The corporate tax rate in Israel relevant to the Company is 23%.

The Company’s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 11—Income Taxes

B. Deferred taxes

The following table presents the significant components of the Company’s deferred tax assets and liabilities:

	December 31 2019	December 31 2020
	USD thousands	USD thousands
Deferred tax assets:
Net operating loss carryforwards	8,630	13,448
Capitalized research and development expenses	1,588	1,889
Share based compensation	987	1,084
Accrued expenses	116	151

Deferred tax assets	11,321	16,572
Valuation allowance	(11,301)	(16,557)

Deferred tax assets, net of valuation allowance	20	15

Deferred tax liabilities:
Property and equipment	(2)	—

Deferred tax liabilities	(2)	—

Net deferred taxes	18	15

Based on the available evidence, management believes that it is more likely than not that certain of its deferred tax assets relating to net operating loss carryforwards and other temporary differences in Israel will not be realized and accordingly, a valuation allowance has been recognized.

As of December 31, 2019, and 2020, the Company has not recognized a deferred tax liability in respect of an insignificant amount of undistributed earnings relating to the Company’s foreign subsidiaries, as these earning are considered indefinitely reinvested for working capital and other offshore investment needs. In the event of a distribution of those earnings in the form of dividends, a sale of the subsidiaries, or certain other transactions, we may be liable for income taxes, subject to an adjustment, if any, for foreign tax credits and foreign withholding taxes payable to certain foreign tax authorities. A determination of the unrecognized deferred tax liability related to those earnings is not practicable.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 11—Income Taxes

C. Income tax expense

The components of the net income (loss) before the provision for income taxes were as follows:

	Year ended December 31 2019	Year ended December 31 2020
	USD thousands	USD thousands
Israel	(19,241)	(20,004)
Foreign	208	39

Total	(19,033)	(19,965)

Income tax expense was as follows: Current:
Israel	—	—
Foreign	84	73

Total current tax expense	84	73

Deferred:
Israel	—	—
Foreign	(9)	3

Total deferred tax expense	(9)	3

Total income tax expense	75	76

D. Reconciliation

A reconciliation of the Company’s theoretical income tax expense to actual income tax expense is as follows:

	Year ended December 31 2019	Year ended December 31 2020
	USD thousands	USD thousands
Loss before income taxes as reported in the consolidated statements of operations	(19,033)	(19,965)
Statutory tax rate	23%	23%

Theoretical income tax benefit	(4,378)	(4,592)
Foreign tax rate differentials	(3)	1
Non-deductible share based compensation	245	288
Non-deductible revaluation of warrants	—	752
Currency transactions gain	(1,226)	(1,602)
Change in valuation allowance	5,385	5,256
Other differences, net	52	(27)

Actual income tax expense	75	76

E. Operating loss carryforwards

As at December 31, 2020, the Company has net operating loss carryforwards in Israel of approximately $58,472 thousand that carry forward indefinitely.

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 11—Income Taxes

F. Accounting for uncertainty in income taxes

As at December 31, 2019 and 2020, the Company did not have any unrecognized tax benefits and does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. The Company’s accounting policy is to accrue interest and penalties related to an underpayment of income taxes as a component of income tax expense.

G. Income tax assessments

The Company has no final income tax assessments since its inception.

Note 12—Net Loss Per Share Attributable to Ordinary Shareholders

The following table sets forth the computation of basic and diluted net loss per share attributable to ordinary shareholders for the periods presented:

	Year ended December 31 2019	Year ended December 31 2020
	In USD thousands, except share data
Numerator:
Net loss	(19,108)	(20,041)

Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	29,801,064	30,668,412

Net loss per share attributable to ordinary shareholders, basic and diluted	(0.64)	(0.65)

The potential shares of ordinary shares that were excluded from the computation of diluted net loss per share attributable to ordinary shareholders for the periods presented because including them would have been anti-dilutive are as follows:

	Year ended December 31 2019	Year ended December 31 2020
	In USD thousands, except share data
Convertible redeemable preferred shares	58,197,494	62,319,947
Warrants to convertible redeemable preferred shares	—	1,030,615
Outstanding share options	10,695,382	10,228,594

Total	68,892,876	73,579,156

Unaudited Pro Forma Net Loss Per Share Attributable to Ordinary Shareholders

The Company has presented the unaudited pro forma basic and diluted net loss per share attributable to ordinary shareholders for the years ended December 31, 2019 and 2020, which has been computed to

Otonomo Technologies Ltd.

Notes to the Consolidated Financial Statements as at December 31, 2020

Note 12—Net Loss Per Share Attributable to Ordinary Shareholders

give effect to the conversion of its redeemable convertible preferred shares into ordinary shares (using the if-converted method) as though the conversion had occurred as of the beginning of the period or the original date of issuance, if later. The pro forma net loss per share does not include shares being offered in this offering.

The following table sets forth the computation of the unaudited pro forma basic and diluted net loss per share attributable to ordinary shareholders:

	Year ended December 31 2019	Year ended December 31 2020
	In USD thousands, except share data
Numerator:
Net loss	(19,108)	(20,041)

Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	29,801,064	30,668,412
Weighted-average of convertible redeemable preferred shares upon assumed conversion in IPO	58,197,494	62,319,947
Weighted-average of warrants to convertible redeemable preferred shares upon assumed conversion in IPO	—	1,030,615

Weighted-average shares used in computing pro forma net loss per share attributable to ordinary shareholders, basic and diluted	87,998,558	94,018,974

Pro forma net loss per share attributable to ordinary shareholders, basic and diluted	(0.22)	(0.21)

Note 13—Subsequent Events

Subsequent to the balance sheet date, during January 2021, the Company granted additional 285,449 options to employees with an estimated unrecognized compensation expense amounted to $2,446 thousands, which is expected to be recognized over a weighted-average period of 2.40 years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Software Acquisition Group Inc. II

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Software Acquisition Group Inc. II (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from June 16, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from June 16, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Restatement of the 2020 Financial Statements

As discussed in Note 2 to the financial statements, the accompanying financial statements as of December 31, 2020 and for the period from June 16, 2020 (inception) through December 31, 2020 have been restated.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

Costa Mesa, California

March 11, 2021 except for the effects of the restatement discussed in Note 2 as to which the date is May 25, 2021

SOFTWARE ACQUISITION GROUP INC. II

BALANCE SHEET

DECEMBER 31, 2020 (AS RESTATED)

ASSETS
Current Assets
Cash	$1,003,468
Prepaid expenses	184,279

Total Current Assets	1,187,747
Marketable securities held in Trust Account	172,503,002

TOTAL ASSETS	$173,690,749

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities—accounts payable and accrued expenses	$232,918

Total current liabilities	232,918

Warrant liability	18,819,750
Deferred underwriting fee payable	6,037,500

Total Liabilities	25,090,168

Commitments
Class A common stock subject to possible redemption 14,360,058 shares at redemption value	143,600,580
Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 2,889,942 issued and outstanding (excluding 14,360,058 shares subject to possible redemption)	289
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 4,312,500 shares issued and outstanding	431
Additional paid-in capital	9,361,244
Accumulated deficit	(4,361,963)

Total Stockholders’ Equity	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$173,690,749

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC. II

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JUNE 16, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020 (AS RESTATED)

Formation and operating costs	$405,128
Loss from operations	(405,128)

Other income (expenses):
Interest income—bank	23
Interest earned on marketable securities held in Trust Account	3,002
Change in fair value of warrant liability	(2,264,000)
Initial public offering costs allocated to warrant liability	(603,860)
Fair value in excess of warrant purchase consideration	(1,092,000)

Other expenses, net	(3,956,835)
Provision for income taxes	—

Net loss	$(4,361,963)

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	14,609,255
Basic and diluted net loss per share, Common stock subject to possible redemption	$0.00
Basic and diluted weighted average shares outstanding, Common stock	5,349,259
Basic and diluted net loss per share, Common stock	$(0.82)

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC. II

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM JUNE 16, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020 (AS RESTATED)

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – June 16, 2020 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	—	—	4,312,500	431	24,569	—	25,000
Sale of 17,250,000 Units, net of underwriting discounts, offering costs and warrant liability	17,250,000	1,725	—	—	152,935,819	—	152,937,544
Class A common stock subject to possible redemption	(14,757,705)	(1,476)	—	—	(147,575,574)	—	(147,577,050)
Change in value of common stock subject to redemption	397,647	40	—	—	3,976,430	—	3,976,470
Net loss	—	—	—	—	—	(4,361,963)	(4,361,963)

Balance – December 31, 2020	2,889,942	$289	4,312,500	$431	$9,361,244	$(4,361,963)	$5,000,001

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC. II

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JUNE 16, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

(AS RESTATED)

Net loss	$(4,361,963)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(3,002)
Change in fair value of warrant liability	2,264,000
Fair value in excess of warrant purchase consideration	1,092,000
Initial public offering costs allocated to warrant liability	603,860
Changes in operating assets and liabilities:
Prepaid expenses	(184,279)
Accounts payable and accrued expenses	232,918

Net cash used in operating activities	(356,466)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(172,500,000)

Net cash used in investing activities	(172,500,000)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	169,050,000
Proceeds from sale of Private Placement Warrants	5,200,000
Proceeds from promissory note – related party	161,337
Repayment of promissory note – related party	(161,337)
Payment of offering costs	(415,066)

Net cash provided by financing activities	173,859,934

Net Change in Cash	1,003,468
Cash – Beginning of period	—

Cash – End of period	$1,003,468

Non-Cash investing and financing activities:
Initial classification of Class A common stock subject to possible redemption	$146,264,120

Change in value of Class A common stock subject to possible redemption	$(2,663,540)

Deferred underwriting fee payable	$6,037,500

The accompanying notes are an integral part of the financial statements.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Software Acquisition Group Inc. II (the “Company”) is a blank check company incorporated in Delaware on June 16, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2020, the Company had not yet commenced any operations. All activity for the period June 16, 2020 (inception) through December 31, 2020 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”), which is described below, identifying a target company for a Business Combination, Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (“Otonomo”) (see Note 12).

The registration statement for the Company’s Initial Public Offering was declared effective on September 14, 2020. On September 17, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $150,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 4,750,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Software Acquisition Holdings II LLC (the “Sponsor”), generating gross proceeds of $4,750,000, which is described in Note 5.

Following the closing of the Initial Public Offering on September 17, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On September 24, 2020, the underwriters exercise their over-allotment option in full. As such, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 450,000 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

Transaction costs amounted to $9,902,566, consisting of $3,450,000 of underwriting fees, $6,037,500 of deferred underwriting fees and $415,066 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 6), and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) and Private Placement Warrants (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares and Private Placement

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

Warrants (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

If the Company is unable to complete a Business Combination by March 17, 2022 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company previously accounted for its outstanding Public Warrants (as defined in Note 4) and Private Placement Warrants issued in connection with its Initial Public Offering as components of equity instead of as

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

derivative liabilities. The warrant agreement governing the warrants includes a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant. In addition, the warrant agreement includes a provision that in the event of a tender or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of a single class of common shares, all holders of the warrants would be entitled to receive cash for their warrants (the “tender offer provision”).

In connection with the audit of the Company’s financial statements for the period ended December 31, 2020, the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded that the Company’s Private Placement Warrants are not indexed to the Company’s common shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded the tender offer provision included in the warrant agreement fails the “classified in shareholders’ equity” criteria as contemplated by ASC Section 815-40-25.

As a result of the above, the Company should have classified the warrants as derivative liabilities in its previously issued financial statements. Under this accounting treatment, the Company is required to measure the fair value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company’s accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported cash or investment in trust.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

	As Previously Reported	Adjustments	As Restated
Balance sheet as of September 17, 2020 (audited)
Total Liabilities	$5,588,259	$14,672,500	$20,260,759
Class A Common Stock Subject to Possible Redemption	141,107,370	(14,672,500)	126,434,870
Class A Common Stock	89	147	236
Additional Paid-in Capital	5,002,044	1,527,582	6,529,626
Accumulated Deficit	(2,559)	(1,527,729)	(1,530,288)
Total Stockholders’ Equity	5,000,005	—	5,000,005

Number of Class A common shares subject to redemption	14,110,737	(1,467,250)	12,643,487
Balance sheet as of September 30, 2020 (unaudited)
Total Liabilities	$6,067,559	$15,173,250	$21,240,809
Class A Common Stock Subject to Possible Redemption	162,750,300	(15,173,250)	147,577,050
Class A Common Stock	97	152	249
Additional Paid-in Capital	5,071,606	313,208	5,384,814
Accumulated Deficit	(72,126)	(313,360)	(385,486)
Total Stockholders’ Equity	5,000,008	—	5,000,0008

Number of Class A common shares subject to redemption	16,275,030	(1,517,325)	14,757,705

Balance sheet as of December 31, 2020 (audited)
Total Liabilities	$6,270,418	$18,819,750	$25,090,168
Class A Common Stock Subject to Possible Redemption	162,420,330	(18,819,750)	143,600,580
Class A Common Stock	101	188	289
Additional Paid-in Capital	5,401,572	3,959,672	9,361,244
Accumulated Deficit	(402,103)	(3,959,860)	(4,361,963)
Total Stockholders’ Equity	5,000,001	—	5,000,001

Number of Class A common shares subject to redemption	16,242,033	(1,881,975)	14,360,058

Period from July 1, 2020 to September 30, 2020 (unaudited)
Change in fair value of warrant liability	$—	$1,382,500	$1,382,500
Initial public offering costs allocated to warrant liability	—	(603,860)	(603,860)
Fair value in excess of warrant purchase consideration	—	(1,092,000)	(1,092,000)
Net loss	(71,365)	(313,360)	(384,725)
Weighted average shares outstanding, Common stock subject to possible redemption	15,112,852	(1,554,169)	13,558,683
Basic and diluted net earnings per share, Common stock subject to possible redemption	0.00	—	0.00
Weighted average shares outstanding of Common stock	3,917,477	219,611	4,137,088
Basic and diluted net loss per share, Common stock	(0.02)	(0.07)	(0.09)

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

	As Previously Reported	Adjustments	As Restated

Period from June 16, 2020 (inception) to September 30, 2020 (unaudited)
Change in fair value of warrant liability	$—	$1,382,500	$1,382,500
Initial public offering costs allocated to warrant liability	—	(603,860)	(603,860)
Fair value in excess of warrant purchase consideration	—	(1,092,000)	(1,092,000)
Net loss	(72,126)	$(313,360)	$(385,486)
Weighted average shares outstanding, Common stock subject to possible redemption	15,112,852	(1,554,169)	13,558,683
Weighted average shares outstanding of Common stock	3,895,358	190,605	4,085,963
Basic and diluted net loss per share, Common stock	(0.02)	(0.07)	(0.09)
Period from June 16, 2020 (inception) to December 31, 2020 (audited)
Change in fair value of warrant liability	$—	$(2,264,000)	$(2,264,000)
Initial public offering costs allocated to warrant liability	—	(603,860)	(603,860)
Fair value in excess of warrant purchase consideration	—	(1,092,000)	(1,092,000)
Net loss	(402,103)	(3,959,860)	(4,361,963)
Weighted average shares outstanding, Common stock subject to possible redemption	16,131,141	(1,521,886)	14,609,255
Weighted average shares outstanding of Common stock	4,542,198	807,061	5,349,259
Basic and diluted net loss per share, Common stock	(0.09)	(0.73)	(0.82)

Cash Flow Statement for the Period from June 16, 2020 (inception) to September 30, 2020 (audited)
Net loss	$(72,126)	$(313,360)	$(385,486)
Change in fair value of warrant liability	—	(1,382,500)	(1,382,500)
Initial public offering costs allocated to warrant liability	—	603,860	603,860
Fair value in excess of warrant purchase consideration		1,092,000	1,092,000
Initial classification of warrant liability	—	16,555,750	16,555,750
Initial classification of common stock subject to possible redemption	162,819,870	(16,555,750)	146,264,120
Change in value of common stock subject to possible redemption	(69,570)	1,382,500	1,312,930

Cash Flow Statement for the Period from June 16, 2020 (inception) to December 31, 2020 (audited)
Net loss	$(402,103)	$(3,959,860)	$(4,361,963)
Change in fair value of warrant liability		2,264,000	2,264,000
Fair value in excess of warrant purchase consideration		1,092,000	1,092,000
Initial public offering costs allocated to warrant liability	—	603,860	603,860
Initial classification of warrant liability	—	16,555,750	16,555,750
Initial classification of common stock subject to possible redemption	162,819,870	(16,555,750)	146,264,120
Change in value of common stock subject to possible redemption	(399,540)	(2,264,000)	(2,663,540)

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

Marketable Securities Held in Trust Account

At December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. Treasury Securities.

Warrant Liability

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance and subject to re-measurement, and each balance sheet date thereafter until exercised. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. See Note 11.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its shares of Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses (“NOL) and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and Jobs Act tax provisions. The enactment of the CARES Act did not have a material impact on the Company’s income tax accounts.

Net Loss Per Common Share

Net income (loss) per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. The Company has not considered the effect of the warrants sold in the Public Offering and Private Placement to purchase an aggregate of 13,825,000 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.

Net loss per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net loss, adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable common stock shares’ proportionate interest.

For the Period from June 16, 2020 (Inception) through December 31, 2020
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$3,002
Less: Income taxes and franchise fees	(3,002)

Net loss allocable to shares subject to possible redemption	$—

Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding	14,609,255

Basic and diluted net loss per share	$0.00

Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(4,361,963)
Net loss allocable to Common stock subject to possible redemption	—

Non-Redeemable Net Loss	$(4,361,963)

Denominator: Weighted Average Non-Redeemable Common Stock
Basic and diluted weighted average shares outstanding	5,349,259

Basic and diluted net loss per share	$(0.82)

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 15,000,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). On September 24, 2020, in connection with the underwriters’ exercise of the over-allotment

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

option in full, the Company sold an additional 2,250,000 Units at a price of $10.00 per Unit. Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8).

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 4,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, or $4,750,000 in the aggregate. On September 24, 2020, in connection with the underwriters’ exercise of the over-allotment option in full, the Company sold an additional 450,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant or $450,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

On June 16, 2020, the Company issued an aggregate of 4,312,500 shares of Class B common stock (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000. The Founder Shares include an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering). As a result of the underwriters’ election to fully exercise their over-allotment option on September 24, 2020, there are 562,500 Founder Shares no longer subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Promissory Note — Related Party

On June 16, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of March 31, 2021 or the completion of the Initial Public Offering. As of September 17, 2020, there was $161,337 outstanding under the Promissory Note, which was subsequently repaid on September 22, 2020.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

Administrative Support Agreement

The Company entered into an agreement, commencing on September 14, 2020 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the period from June 16, 2020 (inception) through December 31, 2020, the Company incurred $35,000 in fees for these services, of which such amount is included in accounts payable and accrued expenses in the accompanying balance sheet at December 31, 2020.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

NOTE 7. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on September 14, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $6,037,500. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 8. STOCKHOLDERS’ EQUITY

Preferred Stock— The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At December 31, 2020, there were no preferred shares issued or outstanding.

Class A Common Stock— The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

share. At December 31, 2020, there were 2,889,942 shares of Class A common stock issued and outstanding, excluding 14,360,058 shares of Class A common stock subject to possible redemption.

Class B Common Stock— The Company is authorized to issue up to 10,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2020, there were 4,312,500 Class B common stock issued and outstanding.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

The Company may issue additional common stock or preferred stock to complete its Business Combination or under an employee incentive plan after completion of its Business Combination.

NOTE 9. WARRANTS

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement registering the issuance, under the Securities Act, of the Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:

•	in whole and not in part;
•	at a price of $0.01 per Public Warrant;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder and
•

if, and only if, the reported last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 10. INCOME TAX

The Company’s net deferred tax assets is as follows:

December 31, 2020
Deferred tax assets
Net operating loss carryforward	$81,219

Total deferred tax assets	81,219
Valuation Allowance	(81,219)

Deferred tax assets, net of allowance	$—

The income tax provision consists of the following:

December 31, 2020
Federal
Current	$—
Deferred	(81,219)
State and Local
Current	—
Deferred	—
Change in valuation allowance	81,219

Income tax provision	$—

As of December 31, 2020, the Company had $386,757 of U.S. federal net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from June 16, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $81,219.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

December 31, 2020
Statutory federal income tax rate	21.0%
Meals and entertainment	(0.1)%
Change in fair value of warrant liability	(10.9)%
Transaction costs – warrants	(2.9)%
Fair value in excess of warrant purchase consideration	(5.3)%
Valuation allowance	(1.8)%

Income tax provision	0.0%

The Company files income tax returns in the U.S. federal jurisdiction. The Company’s tax returns for the year ended December 31, 2020 remain open and subject to examination.

NOTE 11. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$172,503,002

Liabilities:
Warrant Liability – Public Warrants	1	11,643,750
Warrant Liability – Private Placement	3	7,176,000

The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.

The Private Warrants were initially valued using a Modified Black Scholes Option Pricing Model, which is considered to be a Level 3 fair value measurement. The Modified Black Scholes model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the common stock. The expected volatility as of the IPO date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates will be implied from the Company’s own public warrant pricing. A Monte Carlo simulation methodology was used in estimating the fair value of the public warrants for periods where no observable traded price was available, using the same expected volatility as was used in measuring the fair value of the Private Warrants. For periods subsequent to the detachment of the warrants from the Units, the close price of the public warrant price will be used as the fair value as of each relevant date.

The following table presents the changes in the fair value of warrant liabilities:

	Private Placement	Public	Warrant Liabilities
Fair value as of June 16, 2020 (inception)	$—	$—	$—
Initial measurement including over-allotment	6,292,000	10,263,750	16,555,750
Change in valuation inputs or other assumptions	884,000	1,380,000	2,264,000

Fair value as of December 31, 2020	$7,176,000	$11,643,750	18,819,750

NOTE 12. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to March 11, 2021 (except for the effects of the restatement discussed in Note 2 as to which the date is May 25, 2021). Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

On January 31, 2021, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Otonomo and Butterbur Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Otonomo (“Merger Sub”).

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”) the Company will become a wholly owned subsidiary of Otonomo, with the securityholders of the Company becoming securityholders of Otonomo.

The following securities issuances will be made by Otonomo to the Company securityholders at the Effective Time and in each case assume the Stock Split (as defined in the Business Combination Agreement) has occurred: (i) each share of Class A common stock of the Company and each share of Class B common stock of the Company will be exchanged for one Otonomo Ordinary Share and (ii) each outstanding warrant of the Company will be assumed by Otonomo and will become a warrant of Otonomo (“Otonomo Warrant”) (with the number of Otonomo Ordinary Shares underlying Otonomo Warrant and the exercise price of such Otonomo Warrants subject to adjustment in accordance with the terms of the Business Combination Agreement).

The Transactions will be consummated subject to the deliverables and provisions as further described in the Business Combination Agreement.

SOFTWARE ACQUISITION GROUP INC. II

CONDENSED BALANCE SHEETS

MARCH 31, 2021

(Unaudited)

	March 31, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current Assets
Cash	$562,230	$1,003,468
Prepaid expenses	187,991	184,279

Total Current Assets	750,221	1,187,747
Marketable securities held in Trust Account	172,505,595	172,503,002

TOTAL ASSETS	$173,255,816	$173,690,749

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities—accounts payable and accrued expenses	241,200	232,918
Warrant liability	21,931,000	18,819,750
Deferred underwriting fee payable	6,037,500	6,037,500

Total Liabilities	28,209,700	25,090,168

Commitments
Class A common stock subject to possible redemption, 14,004,157 and 14,360,058 shares at redemption value as of March 31, 2021 and December 31, 2020, respectively	140,046,112	143,600,580
Stockholders’ Equity
Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 3,245,843 and 2,889,942 shares issued and outstanding (excluding 14,004,157 and 14,360,058 shares subject to possible redemption) as of March 31, 2021 and December 31, 2020, respectively	325	289
Class B common stock, $0.00001 par value; 10,000,000 shares authorized; 4,312,500 shares issued and outstanding as of March 31, 2021 and December 31, 2020	431	431
Additional paid-in capital	12,915,676	9,361,244
Accumulated deficit	(7,916,428)	(4,361,963)

Total Stockholders’ Equity	5,000,004	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$173,255,816	$173,690,749

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC. II

CONDENSED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2021

(Unaudited)

Formation and operating costs	$445,831

Loss from operations	(445,831)
Other income (loss):
Interest income—bank	23
Interest earned on marketable securities held in Trust Account	2,593
Change in fair value of warrant liability	(3,111,250)

Other income (loss), net	(3,108,634)

Income (Loss) before benefit from (provision for) income taxes	(3,554,465)
Benefit from (Provision for) income taxes	—

Net income (loss)	$(3,554,465)

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	14,360,058

Basic and diluted net loss per share, Common stock subject to possible redemption	$0.00

Basic and diluted weighted average shares outstanding, Common stock	7,202,442

Basic and diluted net loss per share, Common stock	$(0.49)

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC. II

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

THREE MONTHS ENDED MARCH 31, 2021

(Unaudited)

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	2,889,942	$289	4,312,500	$431	$9,361,244	$(4,361,963)	$5,000,001
Change in value of common stock subject to possible redemption	355,901	36	—	—	3,554,432	—	3,554,468
Net income (loss)	—	—	—	—	—	(3,554,465)	(3,554,465)

Balance – March 31, 2021	3,245,843	$325	4,312,500	$431	$12,915,676	$(7,916,428)	$5,000,004

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC. II

CONDENSED STATEMENT OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2021

(Unaudited)

Cash Flows from Operating Activities:
Net income (loss)	$(3,554,465)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in fair value of warrant liability	3,111,250
Interest earned on marketable securities held in Trust Account	(2,593)
Changes in operating assets and liabilities:
Prepaid expenses	(3,712)
Accounts payable and accrued expenses	8,282

Net cash provided by (used in) operating activities	(441,238)

Cash Flows from Investing Activities:
Net cash provided by (used in) investing activities	—

Cash Flows from Financing Activities:
Net cash provided by (used in) financing activities	—

Net Change in Cash	(441,238)
Cash – Beginning of period	1,003,468

Cash – End of period	$562,230

Non-Cash investing and financing activities:
Change in value of Class A common stock subject to possible redemption	$(3,554,468)

Deferred underwriting fee payable	$6,037,500

The accompanying notes are an integral part of the unaudited condensed financial statements.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Software Acquisition Group Inc. II (the “Company”) is a blank check company incorporated in Delaware on June 16, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of March 31, 2021, the Company had not yet commenced any operations. All activity for the period June 16, 2020 (inception) through March 31, 2021 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”) and, subsequent to the Initial Public Offering, identifying a target company for a Business Combination, Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (“Otonomo”) (see Note 10).

The registration statement for the Company’s Initial Public Offering was declared effective on September 14, 2020. On September 17, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $150,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 4,750,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Software Acquisition Holdings II LLC (the “Sponsor”), generating gross proceeds of $4,750,000, which is described in Note 4.

Following the closing of the Initial Public Offering on September 17, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On September 24, 2020, the underwriters exercise their over-allotment option in full. As such, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 450,000 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

Transaction costs amounted to $9,902,566, consisting of $3,450,000 of underwriting fees, $6,037,500 of deferred underwriting fees and $415,066 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Nasdaq rules provide that the Business Combination must be with one or more target businesses that together have a fair

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 5), and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) and Private Placement Warrants (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares and Private Placement Warrants (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

If the Company is unable to complete a Business Combination by March 17, 2022 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X promulgated under the Securities Act. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with Amendment No. 1 to the Company’s Annual Report on Form 10-K/A as filed with the SEC on May 25, 2021. The interim results for the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for the period ending December 31, 2021 or for any future periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2021 and December 31, 2020.

Marketable Securities Held in Trust Account

At March 31, 2021 and December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. Treasury Securities.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its shares of Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheets.

Warrant Liability

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own shares of common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations (see Note 8).

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses (“NOL) and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and Jobs Act tax provisions. The enactment of the CARES Act did not have a material impact on the Company’s income tax accounts.

Net Loss per Common Share

Net income (loss) per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. The Company has not considered the effect of the warrants sold in the Public Offering and Private Placement to purchase an aggregate of 13,825,000 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.

Net loss per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net loss, adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.

Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable common stock shares’ proportionate interest.

The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):

For the Three Months Ended March 31, 2021
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$2,105
Less: Income taxes and franchise fees	(2,105)

Net loss allocable to shares subject to possible redemption	$—

Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding	14,360,058

Basic and diluted net loss per share	$0.00

Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(3,554,465)
Net loss allocable to Common stock subject to possible redemption	—

Non-Redeemable Net Loss	$(3,554,465)

Denominator: Weighted Average Non-Redeemable Common Stock
Basic and diluted weighted average shares outstanding	7,202,442

Basic and diluted net loss per share	$(0.49)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2021 and December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2021	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	172,505,595	$172,503,002
Liabilities:
Warrant Liability – Public Warrants	1	13,455,000	11,643,750
Warrant Liability – Private Placement	3	8,476,000	7,176,000

At March 31, 2021, there were 8,625,000 Public Warrants outstanding and 5,200,000 Private Warrants outstanding.

The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.

The Private Warrants were valued using a Modified Black Scholes Option Pricing Model, which is considered to be a Level 3 fair value measurement. The Modified Black Scholes model’s primary unobservable

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

input utilized in determining the fair value of the Private Warrants is the expected volatility of the common stock. The expected volatility as of the IPO date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates will be implied from the Company’s own public warrant pricing. The Public Warrants were valued based upon the closing quoted price as of March 31, 2021.

The following table presents the changes in the fair value of warrant liabilities:

	Private Placement	Public	Warrant Liabilities
Fair value as of December 31, 2020	$7,176,000	$11,643,750	$18,819,750
Change in valuation inputs or other assumptions	1,300,000	1,811,250	3,111,250

Fair value as of March 31, 2021	$8,476,000	$13,455,000	21,931,000

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 3. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 15,000,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). On September 24, 2020, in connection with the underwriters’ exercise of the over-allotment option in full, the Company sold an additional 2,250,000 Units at a price of $10.00 per Unit. Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 4,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, or $4,750,000 in the aggregate. On September 24, 2020, in connection with the underwriters’ exercise of the over-allotment option in full, the Company sold an additional 450,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant or $450,000. Each Private Placement Warrant is exercisable to purchase one share of Class A

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On June 16, 2020, the Company issued an aggregate of 4,312,500 shares of Class B common stock (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000. The Founder Shares include an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering). As a result of the underwriters’ election to fully exercise their over-allotment option on September 24, 2020, there are 562,500 Founder Shares no longer subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Promissory Note — Related Party

On June 16, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). The Note is non-interest bearing and is payable on the earlier of March 31, 2021 or the completion of the Initial Public Offering. As of September 17, 2020, there was $161,337 outstanding under the Promissory Note, which was subsequently repaid on September 22, 2020.

Administrative Support Agreement

The Company entered into an agreement, commencing on September 14, 2020 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the three months ended March 31, 2021, the Company incurred $30,000 in fees for these services, of which such amount is included in accounts payable and accrued expenses in the accompanying condensed balance sheets.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on September 14, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $6,037,500. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Business Combination Agreement

On January 31, 2021, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Otonomo and Butterbur Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Otonomo (“Merger Sub”).

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”) the Company will become a wholly owned subsidiary of Otonomo, with the securityholders of the Company becoming securityholders of Otonomo.

The following securities issuances will be made by Otonomo to the Company securityholders at the Effective Time and in each case assume the Stock Split (as defined in the Business Combination Agreement) has occurred: (i) each share of Class A common stock of the Company and each share of Class B common stock of the Company will be exchanged for one Otonomo Ordinary Share and (ii) each outstanding warrant of the Company will be assumed by Otonomo and will become a warrant of Otonomo (“Otonomo Warrant”) (with the number of Otonomo Ordinary Shares underlying Otonomo Warrant and the exercise price of such Otonomo Warrants subject to adjustment in accordance with the terms of the Business Combination Agreement).

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

The Transactions will be consummated subject to the deliverables and provisions as further described in the Business Combination Agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At March 31, 2021 and December 31, 2020, there were no preferred shares issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 100,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At March 31, 2021 and December 31, 2020, there were 2,889,942 and 3,245,843 shares of Class A common stock issued and outstanding, excluding 14,004,157 and 14,360,058 shares of Class A common stock subject to possible redemption, respectively.

Class B Common Stock — The Company is authorized to issue up to 10,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At March 31, 2021 and December 31, 2020, there were 4,312,500 Class B common stock issued and outstanding.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

The Company may issue additional common stock or preferred stock to complete its Business Combination or under an employee incentive plan after completion of its Business Combination.

NOTE 8. WARRANTS

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement registering the issuance, under the Securities Act, of the Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder and

•

if, and only if, the reported last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

SOFTWARE ACQUISITION GROUP INC. II

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to May 25, 2021. Based upon this review, other than as describe below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Annex A

Execution Version

BUSINESS COMBINATION AGREEMENT

This BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of January 31, 2021, is entered into by and among Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”), Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”). SPAC, Merger Sub and the Company shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.

WHEREAS, SPAC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, Merger Sub is a newly formed, wholly owned, direct Subsidiary of the Company that was formed for purposes of consummating the transactions contemplated by this Agreement and the Ancillary Documents (the “Transactions”);

WHEREAS, subject to the terms and conditions hereof, on the Closing Date, (a) Merger Sub will merge with and into SPAC (the “Merger”), with SPAC surviving the Merger as a wholly owned Subsidiary of the Company, (b) each SPAC Share will be automatically converted as of the Effective Time into the right to receive the Per Share Consideration, (c) each Sponsor Share will be automatically converted as of the Effective Time into the right to receive the Per Share Consideration, (d) all of the Company Preferred Shares will be converted into Company Ordinary Shares, and (e) each of the SPAC Warrants will automatically become a Company Warrant and all rights with respect to SPAC Shares underlying the SPAC Warrants will be automatically converted into rights with respect to Company Ordinary Shares and thereupon assumed by the Company;

WHEREAS, the board of directors of SPAC (the “SPAC Board”) has (a) approved this Agreement, the Ancillary Documents to which SPAC is or will be a party and the transactions contemplated hereby and thereby (including the Merger) and (b) recommended, among other things, approval of this Agreement and the Transactions (including the Merger) by the holders of SPAC Shares entitled to vote thereon;

WHEREAS, the board of directors of Merger Sub has approved this Agreement, the Ancillary Documents to which Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Merger);

WHEREAS, the Company, acting in its capacity as the sole shareholder of Merger Sub, has approved this Agreement, the Ancillary Documents to which Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Merger);

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) approved this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger) (b) has resolved, including with the approval of at least one Preferred Director (as such defined in the Company’s Governing Documents) that the Shares issued in the Merger shall constitute Exempted Securities (as defined in the Company’s Governing Documents) and (c) recommended, among other things, the approval of the Company Preferred Shareholder Proposals and the Company Shareholder Proposals, by the holders of Company Shares entitled to vote thereon at the Company Shareholder Meeting;

WHEREAS, concurrently with the execution of this Agreement, (a) the Company and each of the parties (the “Primary Subscribers”) subscribing for Company Ordinary Shares thereunder have entered into certain subscription agreements, dated as of the date hereof (as amended or modified from time to time, collectively, the “Primary Subscription Agreements”), in substantially the form attached hereto as Exhibit A, pursuant to which, among other things, each Subscriber has agreed to subscribe for and purchase on the Closing Date immediately following the Closing, and the Company has agreed to issue and sell to each such Subscriber on the Closing Date immediately following the Closing, the number of Company Ordinary Shares set forth in the applicable Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under all Primary Subscription Agreements, collectively, the “Primary PIPE Financing Amount”), on the terms and subject to the conditions set forth in the applicable Subscription Agreement and (b) the Secondary Sellers (as defined herein) and each of the parties (the “Secondary Purchaser” and, together with the Primary Subscribers, the “Subscribers”) purchasing Company Ordinary Shares thereunder have entered into certain subscription agreements, dated as of the date hereof (as amended or modified from time to time, collectively, the “Secondary Purchase Agreements” and, together with the Primary Subscription Agreements, the “Subscription Agreements”), in substantially the form attached hereto as Exhibit A, pursuant to which, among other things, the Secondary Purchaser has agreed to subscribe for and purchase on the Closing Date immediately following the Closing, and the Secondary Sellers has agreed to sell to the Secondary Purchaser, on the Closing Date immediately following the Closing, the number of Company Ordinary Shares set forth in the applicable Secondary Purchase Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under all Secondary Purchase Agreements, collectively, the “Secondary PIPE Purchase Amount” and, together with the Primary PIPE Financing Amount, the “PIPE Financing Amount”, and the equity financing under all Subscription Agreements, collectively, hereinafter referred to as, the “PIPE Financing”;

WHEREAS, concurrently with the execution of this Agreement, Sponsor, SPAC and the Company are entering into the sponsor letter agreement in substantially the form attached hereto as Exhibit B (the “Sponsor Letter Agreement”), pursuant to which, among other things, Sponsor has agreed to vote in favor of this Agreement and the transactions contemplated hereby (including the Merger) on the terms and subject to the conditions set forth in the Sponsor Letter Agreement;

WHEREAS, concurrently with the execution of this Agreement, certain Company Shareholders (collectively, the “Supporting Company Shareholders”), which, in the aggregate, represent the Requisite Majority, are entering into a transaction support agreement, substantially in the form attached hereto as Exhibit C (collectively, the “Transaction Support Agreements”), pursuant to which, among other things, each such Supporting Company Shareholder will agree to vote in favor of the approval of the Company Preferred Shareholder Proposals and the Company Shareholder Proposals, as applicable, at the Company Shareholder Meeting;

WHEREAS, pursuant to the Governing Documents of SPAC, SPAC is required to provide an opportunity for its public shareholders to have their outstanding SPAC Shares redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in the Governing Documents of SPAC and the Trust Agreement (the “Offer”);

WHEREAS, concurrently with the execution of this Agreement, in connection with the Merger, the Company, certain Company Shareholders and the Sponsor have entered into those certain Lockup Agreements (collectively, the “Lockup Agreement”), substantially in the form set forth on Exhibit D, each to be effective upon the Closing;

WHEREAS, concurrently with the execution of this Agreement, in connection with the Merger, the Company, certain Company Shareholders and the Sponsor have entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”), substantially in the form set forth on Exhibit E to be effective upon the Closing;

WHEREAS, at the Closing, in connection with the Merger, the Company and Continental will enter into that certain Amendment to the Company Warrant Agreement (the “Company Warrant Agreement”), substantially in the form set forth on Exhibit F to be effective upon the Closing;

WHEREAS, the Company shall, subject to obtaining the Company Preferred Shareholder Approval and the Company Shareholder Approval, adopt the amended and restated articles of association of the Company (the “Company A&R Articles of Association”) substantially in the form attached hereto as Exhibit G, effective immediately following the Effective Time;

WHEREAS, immediately prior to the Effective Time, the Company shall, subject to obtaining the Company Preferred Shareholder Approval and the Company Shareholder Approval, adopt the Company Incentive Equity Plan; and

WHEREAS, for U.S. federal income Tax purposes, it is intended that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code to which each of the Company, SPAC and Merger Sub are parties pursuant to Section 368(b) of the Code and that this Agreement constitutes a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

ARTICLE I.

CERTAIN DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Aggregate Transaction Proceeds” means an amount equal to (a) the aggregate cash proceeds available for release to SPAC from the Trust Account in connection with the transactions contemplated hereby (after, for the avoidance of doubt, giving effect to all of the SPAC Stockholder Redemptions but before release of any other funds) plus (b) the PIPE Financing Amount plus (c) the amount of cash distributed in accordance with this Agreement by the Company to Company Shareholders following the date hereof and prior to the Effective Time, if any.

“Aggregate Transaction Share Consideration” means an aggregate number of Company Ordinary Shares equal to (a) Equity Value divided by (b) the Company Share Value.

“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.

“Ancillary Documents” means the Sponsor Letter Agreement, the Subscription Agreements, the Transaction Support Agreements, the Registration Rights Agreement, the Lockup Agreement, the Company Warrant Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement and executed or to be executed in connection with the transactions contemplated hereby.

“Anti-Corruption Laws” means, collectively, the Foreign Corrupt Practices Act (FCPA), the UK Bribery Act 2010, Sub-chapter 5 of Chapter 9 of Part B of the Israeli Penal Law, 1977 (the “Israeli Bribery Law”), the Israeli Prohibition on Money Laundering Law, 2000, OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the UN Convention against Corruption, United States Currency, Foreign Transactions Reporting Act of 1970, as amended, and any other applicable anti-bribery or anti-corruption Laws related to combatting bribery, corruption and money laundering.

“Business Combination” has the meaning set forth in Section 8.18.

“Business Combination Proposal” has the meaning set forth in Section 5.8.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and Tel Aviv, Israel are open for the general transaction of business.

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act (Pub. L. No. 116-136), as signed into law by the President of the United States on March 27, 2020.

“CBA” means any collective bargaining agreement or other Contract with any labor union, works council, or other labor organization.

“Certificate of Merger” has the meaning set forth in Section 2.1(b).

“Closing” has the meaning set forth in Section 2.5.

“Closing Company Audited Financial Statements” has the meaning set forth in Section 5.16.

“Closing Date” has the meaning set forth in Section 2.5.

“Closing Filing” has the meaning set forth in Section 5.4(b).

“Closing Press Release” has the meaning set forth in Section 5.4(b).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the introductory paragraph to this Agreement.

“Company A&R Articles of Association” has the meaning set forth in the recitals to this Agreement.

“Company Acquisition Proposal” means (a) any transaction or series of related transactions under which any Person(s), directly or indirectly, (i) acquires or otherwise purchases control of the Company or any of its controlled Affiliates or (ii) all or a material portion of assets or businesses of the Company or any of its controlled Affiliates (in the case of each of clause (i) and (ii), whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities, tender offer or otherwise), or (b) any equity or similar investment in the Company or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents nor the Transactions shall constitute a Company Acquisition Proposal.

“Company Board” has the meaning set forth in the recitals to this Agreement.

“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to SPAC by the Company on the date of this Agreement.

“Company Equity Award” means, as of any determination time, each Company Option and each other award to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company of rights of any kind to receive any Equity Security of any Group Company under any Company Equity Plan or otherwise that is outstanding.

“Company Equity Plan” means the (a) Company’s 2016 Share Award Plan and the 2016 U.S. Sub Plan thereunder and (b) each other plan that provides for the award to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company of rights of any kind to receive Equity Securities of any Group Company or benefits measured in whole or in part by reference to Equity Securities of any Group Company.

“Company Expenses” means, as of any determination time, the aggregate amount of fees, expense, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, any Group Company or Merger Sub in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the Transactions, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers and finders, investment bankers, consultants, or other agents or service providers of any Group Company or Merger Sub, (b) other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company or Merger Sub pursuant to this Agreement or any Ancillary Document, including all fees for registering the Company Securities on the Registration Statement and all fees for the application for listing the Company Securities on Nasdaq; and (c) any other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company or Merger Sub pursuant to this Agreement or any Ancillary Document, including all fees for registering the Company Securities on the Registration Statement and all fees for the application for listing the Company Securities on Nasdaq, and fifty percent (50%) of all Transfer Taxes; provided, that if any amounts to be included in the calculation of the Company Expenses which are in a currency other than US dollars, such amounts shall be deemed converted to US dollars at the prevailing official rate of exchange published by the Federal Reserve Bank of New York for the conversion of such currency or currency unit into US dollars (except for the conversion of NIS denominated expenses which shall be deemed converted on the basis of the official USD-NIS exchange rates) on the last Business Day immediately preceding the Closing. Notwithstanding the foregoing or anything to the contrary herein, Company Expenses shall not include any SPAC Expenses.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1(a) and Section 3.1(b) (Organization and Qualification), Section 3.2(a) and Section 3.2(c) (Capitalization of the Group Companies), Section 3.3 (Authority), Section 3.8(a) (Absence of Changes) and Section 3.18 (Brokers).

“Company Incentive Equity Plan” has the meaning set forth in Section 5.17.

“Company Investor Agreements” means the Investor Rights Agreement, each and every Side Letter and Management Rights Letter with shareholders, each shareholders’ agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract of any Group Company, including any Contract granting any shareholder of the Company investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights and excluding, for the avoidance of doubt, the Ancillary Documents and the agreements set forth in Section 1.1(a) of the Company Disclosure Schedules.

“Company Licensed Intellectual Property” means Intellectual Property Rights owned by any Person (other than a Group Company) that is licensed to any Group Company.

“Company Management” means the employees of the Company listed in the first column in the chart on Schedule 1.1(b) of the Company Disclosure Schedules.

“Company Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Group Companies, taken as a whole; provided, however, that none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement from or related to (i) general business or economic conditions in or affecting the United States or Israel, or changes therein, or the global economy generally, (ii) acts of war, sabotage or terrorism (including cyberterrorism) in the United states or Israel or any other territories in which a material portion of the business of the Group companies is located, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or Israel, or changes therein, including changes in interest rates in the United States or Israel and changes in exchange rates for the currencies of such countries, (iv) changes in any applicable Laws or GAAP or any official interpretation thereof, (v) any change, event, effect or occurrence that is generally applicable to the industries or markets in which any Group Company operates, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of any Group Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third-parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 6.2(a) to the extent it relates to such representations and warranties), (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Material Adverse Effect if otherwise contemplated by, and not otherwise excluded from, this definition), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof)), acts of God or other natural disasters or comparable events in the United States or Israel, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or (vii) through (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating in the industries or markets in which the Group Companies operate.

“Company Non-Party Affiliates” means, collectively, each Company Related Party and each former, current or future Affiliates, Representatives, successors or permitted assigns of any Company Related Party (other than, for the avoidance of doubt, the Company Parties).

“Company Option” means, as of any determination time, each option to purchase Company Ordinary Shares that is outstanding and unexercised, whether granted under a Company Equity Plan or otherwise.

“Company Ordinary Shares” means ordinary shares of no par value of the Company.

“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned by any Group Company.

“Company Parties” means, together, the Company and Merger Sub.

“Company Preferred A Shares” means the Series A Preferred Shares of the Company, with no par value.

“Company Preferred B Shares” means the Series B Preferred Shares of the Company, with no par value.

“Company Preferred C Shares” means the Series C Preferred Shares of the Company, with no par value.

“Company Preferred C-1 Shares” means the Series C-1 Preferred Shares of the Company, with no par value.

“Company Preferred Shareholder Approval” means the affirmative vote of the Preferred Majority, voting as a single class, at the Company Shareholder Meeting, approving the Company Preferred Shareholder Proposals.

“Company Preferred Shareholder Proposals” means the proposals for (i) the adoption and approval of this Agreement and the Transactions; (ii) the adoption and approval of the proposal to convert the Company Preferred Shares into Company Ordinary Shares, (iii) the proposal to increase the size of the Company Board, (iv) the adoption and approval of a proposal to terminate each Company Investor Agreement requiring consent of the Company Preferred Shareholders, (v) the adoption of the Company A&R Articles of Association, (vi) the waiver of preemptive rights set forth in the Company’s Governing Documents, (vi) the waiver of first refusal and co-sale rights set forth in the Company’s Governing Documents in connection with the sale and transfer by the Secondary Sellers of Company Ordinary Shares to the Secondary Purchaser under the Secondary Purchase Agreement, and (viii) the adoption and approval of each other proposal reasonably agreed to by the Company and SPAC as necessary or appropriate in connection with the consummation of the Transactions that would require the approval of all or certain holders of Company Preferred Shares.

“Company Preferred Shares” means, collectively, the Company Seed Preferred Shares, Company Preferred A Shares, the Company Preferred B Shares, the Company Preferred C Shares and the Company Preferred C-1 Shares.

“Company Product Data” means all data and information, whether in electronic or any other form or medium, that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Company Products.

“Company Products” means all Software and other products, including any of the foregoing currently in development, from which any Group Company has derived within the three (3) years preceding the date hereof, is currently deriving or is scheduled to derive, revenue from the sale, license, maintenance or other provision thereof.

“Company Registered Intellectual Property” means all Registered Intellectual Property owned by any Group Company.

“Company Related Party” has the meaning set forth in Section 3.20.

“Company Related Party Transactions” has the meaning set forth in Section 3.20.

“Company Seed Preferred Shares” means the Series Seed Preferred Shares of the Company, with no par value.

“Company Share Value” means $46.9228130896773.

“Company Shareholder Approval” means the affirmative vote of the holders of Company Shares holding more than fifty percent (50%) of the then issued and outstanding Company Shares, on an as-converted basis, at the Company Shareholder Meeting, approving the Company Shareholder Proposals.

“Company Shareholder Meeting” has the meaning set forth in Section 5.13(b).

“Company Shareholder Proposals” means the proposals for (i) the adoption and approval of this Agreement and the Transactions; (ii) the adoption and approval of the proposal to convert the Company Preferred Shares into Company Ordinary Shares, (iii) the increase the size of the Company Board, (iv) the adoption and approval of a proposal to terminate each Company Investor Agreement requiring consent of the Company Shareholders, (v) the adoption and approval of each other proposal reasonably agreed to by the Company and SPAC as necessary or appropriate in connection with the consummation of the Transactions that would require the approval of all or certain holders of Company Shares, and (vi) the adoption of the Company A&R Articles of Association.

“Company Shareholders” means, collectively, the holders of Company Shares as of any determination time prior to the Effective Time.

“Company Shares” means, collectively, the Company Preferred Shares and the Company Ordinary Shares.

“Company Warrant Agreement” has the meaning set forth in the recitals to this Agreement.

“Company Warrants” means warrants to purchase Company Ordinary Shares on the terms set forth in the Company Warrant Agreement.

“Confidentiality Agreement” means, that certain Non-Disclosure Agreement, dated as of October 13, 2020, by and between the Company and SPAC.

“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, Order, clearance, consent or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.

“Continental” means Continental Stock Transfer & Trust Company.

“Contract” or “Contracts” means any agreement, contract, license, franchise, note, bond, mortgage, indenture, guarantee, lease, obligation, undertaking or other commitment or arrangement (whether oral or written) that is legally binding upon a Person or any of his, her or its properties or assets, and any amendments thereto.

“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.

“COVID-19” means SARS-CoV-2, coronavirus or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,”, social distancing, mask wearing, temperature taking, personal declaration, “purple badge standard,” shut down, closure, sequester or any other Law, decree, judgment, injunction or other Order, directive, guidelines or recommendations by any Governmental Entity or industry group in connection with or in response to COVID-19 pandemic, including, the CARES Act.

“Creator” has the meaning set forth in Section 3.13(d).

“Data Security Requirements” means, collectively, all of the following to the extent relating to Data Treatment or otherwise relating to security, or security breach notification requirements and applicable to the Group Companies, to the conduct of their businesses, or to any of the IT Systems or any business data: (i) the Group Companies’ own rules, policies, and procedures; (ii) all applicable laws, rules and regulations (including, as applicable, California Consumer Privacy Act, Israeli Protection of Privacy Law, 5741-1981, and the General Data Protection Regulation (GDPR) (EU) 2016/679); (iii) industry standards applicable to the industry in which the Group Companies’ businesses operate (including, if applicable, the Payment Card Industry Data Security Standard (PCI DSS)); and (iv) contracts into which the Group Companies have entered or by which they are otherwise bound.

“Data Treatment” means the access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, security, destruction, or disposal of any personal, sensitive, or confidential information or data (whether in electronic or any other form or medium), including any personal information protected under applicable laws, rules, or regulations.

“DGCL” means the Delaware General Corporation Law.

“D&O Persons” has the meaning set forth in Section 5.15(a).

“Effective Time” has the meaning set forth in Section 2.1(b).

“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each severance, gratuity, termination indemnity, incentive or bonus, retention, change in control, deferred compensation, profit sharing, retirement, welfare, post-employment welfare, vacation or paid-time-off, stock purchase, stock option or equity incentive plan, program, policy, Contract or arrangement and each other stock purchase, stock option or other equity or equity-based, termination, severance, transition, employment, individual consulting, retention, transaction, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, employee loan or other compensation or benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, that any Group Company maintains, sponsors, contributes to or is required to contribute to, or under or with respect to which any Group Company has any Liability or with respect to which any Group Company has or could reasonably be expected to have any Liability, other than any plan required by applicable Law that is sponsored or maintained by a Governmental Entity.

“Environmental Laws” means all Laws, Orders or binding policy concerning pollution, protection of the environment, natural resources, or human health or safety (to the extent relating to exposure to Hazardous Substances).

“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“Equity Value” means the amount equal to (a) $215,625,000 minus (b) the amounts payable to the SPAC Stockholders pursuant to the SPAC Stockholder Redemptions that result from the Offer.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 2.6(a).

“Exchange Fund” has the meaning set forth in Section 2.6(b).

“Federal Securities Laws” means the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.

“Financial Statements” has the meaning set forth in Section 3.4(a).

“Foreign Benefit Plan” means each Employee Benefit Plan maintained by any of the Group Companies for its current or former employees, officers, directors, owners or other individual service providers located outside of the United States.

“Fraud” means common law Fraud under Delaware law.

“GAAP” means United States generally accepted accounting principles.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation and the “Governing Documents” of an Israeli company are its incorporation certificate and articles of association.

“Governmental Entity” means any United States, Israeli or other foreign or international (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitrator or arbitral tribunal (public or private) or (d) the Israel Innovation Authority (previously known as the Office of the Chief Scientist at the Israeli Ministry of Economy) or any other body operating under the Israeli Ministry of the Economy or the Israeli Ministry of Finance.

“Governmental Grant” means any grant, incentive, subsidy, award, loan, participation, exemption, status, cost sharing arrangement, reimbursement arrangement or other benefit, relief or privilege provided or made available by or on behalf of or under the authority of the Israel Innovation Authority, the Investment Center of the Israeli Ministry of Economy and Industry, the Israeli Tax Authority (solely with respect to “benefit” or “approved” enterprise status or similar programs), the State of Israel, and any other bi- or multi-national grant program, framework or foundation (including the BIRD foundation) for research and development, the European Union, the Fund for Encouragement of Marketing Activities of the Israeli Government or any other Governmental Entity.

“Group Company” and “Group Companies” means, collectively, the Company and its Subsidiaries (other than Merger Sub).

“Hazardous Substance” means any hazardous, toxic, explosive or radioactive material, substance, waste or other pollutant that is regulated by, or may give rise to Liability pursuant to, any Environmental Law, or has been defined, designated, regulated or listed by any Governmental Entity as “hazardous,” “toxic,” a “pollutant,” a “contaminant,” or words of similar import under any Environmental Law, and any material mixture or solution that contains Hazardous Substance, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroakyl substances, or radon, in each case, to the extent regulated by any Environmental Law.

“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees, expenses and other payment obligations (including any prepayment penalties, premiums, costs, breakage, termination fees or other amounts payable upon the discharge thereof) arising under or in respect of (a) indebtedness, whether or not contingent, for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations for the deferred and unpaid purchase price of property or assets, raw materials, property or services, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business), (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) leases required to be capitalized under GAAP, (f) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, including all obligations or unrealized Losses of the Group Companies pursuant to hedging or foreign exchange arrangements, (g) any of the obligations of any other Person of the type referred to in clauses (a) through (g) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person.

“Intellectual Property Rights” means all intellectual property and proprietary rights and related priority rights protected, created or arising under the laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) Internet domain names, (d) copyrights and works of authorship, database and design rights, and mask work rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (e) trade secrets and other intellectual property rights in methodologies, know-how and confidential and proprietary information, including invention disclosures, inventions and formulae, whether patentable or not; and (f) intellectual property rights in or to Software or other technology.

“Intended Tax Treatment” has the meaning set forth in Section 5.5(b).

“Investment Company Act” means the Investment Company Act of 1940.

“Investor Rights Agreement” means that certain Amended and Restated Investors’ Rights Agreement, dated as of December 3, 2018, by and among the Company, the founders party thereto and the investors party thereto.

“IPO” has the meaning set forth in Section 8.18.

“IRS” means the United States Internal Revenue Service.

“IT Assets” means any and all computers, Software, hardware, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines databases, and all other information technology equipment owned or under the control of any Group Company and used in the conduct of the business of any Group Company.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Key Employees” means the individuals listed in Schedule 1.1(c).

“Latest Balance Sheet” has the meaning set forth in Section 3.4(a).

“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation, order, judgment, injunction, ruling, award, decree, writ or other binding directive or guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter. Unless explicitly stated herein, “Law” does not include COVID-19 Measures.

“Leased Real Property” has the meaning set forth in Section 3.19(b).

“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding or Order and those arising under any Contract, agreement, arrangement, commitment or undertaking.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien, license or sub-license, charge, or other similar encumbrance or interest (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).

“Malicious Code” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “worm,” “spyware” or “adware” (as such terms are commonly understood in the software industry).

“Marks” has the meaning set forth in the definition of Intellectual Property Rights.

“Material Contracts” has the meaning set forth in Section 3.7(a).

“Material Permits” has the meaning set forth in Section 3.6.

“Merger” has the meaning set forth in the recitals to this Agreement.

“Merger Sub” has the meaning set forth in the introductory paragraph to this Agreement.

“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.

“Nasdaq” means the Nasdaq Capital Market.

“Non-Party Affiliate” has the meaning set forth in Section 8.13.

“Off-the-Shelf Software” means any shrink-wrap or click-wrap Software or any other Software that is made generally and widely available to the public on a commercial basis and is licensed to any of the Group Companies on a non-exclusive basis for one-time or annual license fees of less than $75,000 per license.

“Offer” has the meaning set forth in the recitals to this Agreement.

“Order” means any writ, order, judgment, injunction, decision, determination, award, ruling, verdict or decree entered, issued or rendered by any Governmental Entity.

“ordinary course of business” and similar phrases when referring to a Group Company means actions taken by a Group Company that are consistent with the past usual day-to-day customs and practices of such Group Company in the ordinary course of operations of the business (excluding COVID-19 Measures).

“Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, as amended, and the rules and regulations promulgated thereunder.

“Parties” has the meaning set forth in the introductory paragraph to this Agreement.

“Patents” has the meaning set forth in the definition of Intellectual Property Rights.

“PCAOB” means the Public Company Accounting Oversight Board.

“Per Share Consideration” means (a) the Aggregate Transaction Share Consideration, divided by (b) the sum of (i) the number of issued and outstanding SPAC Shares immediately prior to the Effective Time, after taking into account SPAC Stockholder Redemptions and (ii) the number of issued and outstanding Sponsor Shares immediately prior to the Effective Time.

“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Entity.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not or would not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such real property or the operation of the businesses of the Group Company and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, and (f) non-exclusive licenses of Intellectual Property Rights granted in the ordinary course of business.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity, or Governmental Entity.

“Personal Information” means any data or information in any media that is linked to the identity of a particular individual, browser, or device and any other data or information that constitutes personal data or personal information under any applicable Law or the Group Companies’ privacy policies, and includes an individual’s combined first and last name, home address, telephone number, fax number, email address, Social Security number or other Government Entity-issued identifier (including state identification number, driver’s license number, or passport number), precise geolocation information of an individual or device, biometric data, medical or health information, credit card or other financial information (including bank account information), cookie identifiers associated with registration information, or any other browser- or device-specific number or identifier not controllable by the end user, and web or mobile browsing or usage information that is linked to the foregoing.

“PIPE Financing” has the meaning set forth in the recitals to this Agreement.

“PIPE Financing Amount” has the meaning set forth in the recitals to this Agreement.

“Preferred Majority” means the holders of at least a majority of the issued and outstanding Company Preferred Shares, voting together as a single class, on an as converted to Company Ordinary Shares basis.

“Primary PIPE Financing Amount” has the meaning set forth in the recitals to this Agreement.

“Primary Subscribers” has the meaning set forth in the recitals to this Agreement.

“Primary Subscription Agreements” has the meaning set forth in the recitals to this Agreement.

“Proceeding” means any lawsuit, litigation, action, audit, investigation, inquiry, examination, claim, complaint, charge, grievance, legal proceeding, administrative enforcement proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity (other than office actions and similar proceedings in connection with the prosecution of applications for registration or issuance of Intellectual Property Rights).

“Processed” or “Processing” means the receipt, access, acquisition, collection, compilation, use, storage, processing, safeguarding, security, disposal, destruction, disclosure, or transfer of Personal Information.

“Proxy Statement” has the meaning set forth in Section 5.7.

“Public Stockholders” has the meaning set forth in Section 8.18.

“Public Software” means any Software application that (a) is licensed pursuant to any license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, including the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); or (b) contains, includes, or incorporates, any Software that is distributed as free Software or open source Software or similar licensing or distribution models, in each case of (a) or (b), whether or not source code is available or included in such license, and including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (i) be made available or distributed in source code form; (ii) be licensed for purposes of making derivative works; or (iii) be redistributable at no, or a nominal, charge.

“Real Property Leases” means all leases, sub-leases, licenses or other agreements, in each case, pursuant to which any Group Company leases, sub-leases or otherwise occupies any real property.

“Registered Intellectual Property” means all issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, pending Copyright applications, and Internet domain name registrations.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Registration Statement / Proxy Statement” has the meaning set forth in Section 5.7.

“Released Claims” has the meaning set forth in Section 8.18.

“Representatives” means with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, managers, officers, employees, accountants, consultants, advisors, attorneys, agents and other representatives.

“Requisite Majority” means the votes required to obtain the Company Shareholder Approval and the Company Preferred Shareholder Approval.

“Sanctions and Export Control Laws” means any applicable Law related to (a) import and export controls, including the U.S. Export Administration Regulations, 15 C.F.R. Parts 730-774), and the Export Controls Act of 2018, 22 U.S.C. 2751 et seq., the Israeli Control of Products and Services Order (Engagement in Encryption), 1974, the Israeli Control of Products and Services Order (Export of Security Equipment and Security Information), 1991, the Israeli Defense Export Control Order (Combat Equipment), 2008, the Israeli Defense Export Control Law, 2007, and Israeli Ministry of Economy List of Source Items and Dual Use Items, and all other export control laws administered by the Israeli Ministry of Defense, including the Israeli Trading With the Enemy Ordinance, 1939, (b) economic or financial sanctions imposed, administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, Her Majesty’s Treasury of the United Kingdom, or the State of Israel, or (c) anti-boycott measures.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“Schedules” means, collectively, the Company Disclosure Schedules and the SPAC Disclosure Schedules.

“SEC” means the U.S. Securities and Exchange Commission.

“Secondary PIPE Purchase Amount” has the meaning set forth in the recitals to this Agreement.

“Secondary Purchaser” has the meaning set forth in the recitals to this Agreement.

“Secondary Sellers” means Ben Volkow, Bessemer Venture Partners IX L.P., Bessemer Venture Partners IX Institutional L.P., Stage One Venture Capital Fund II (Israel) L.P. and Stage One Venture Capital Fund II (Cayman) L.P., and each Final Seller (as such term is defined in the Share Purchase Agreement, dated January 31, 2021, between the Secondary Sellers, Senvest Technology Partners Master Fund, LP and Senvest Master Fund, LP.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.

“Signing Filing” has the meaning set forth in Section 5.4(b).

“Signing Press Release” has the meaning set forth in Section 5.4(b).

“Software” shall mean any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.

“SPAC Acquisition Proposal” means (a) any transaction or series of related transactions under which SPAC or any of its controlled Affiliates, directly or indirectly, (i) acquires or otherwise purchases, or is acquired by or otherwise purchased by, any other Person(s), (ii) engages in a business combination with any other Person(s) or (iii) acquires or otherwise purchases all or a material portion of the assets or businesses of any other Persons(s) (in the case of each of clause (i), (ii) and (iii), whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities, tender offer or otherwise) or (b) any equity, debt or similar investment in SPAC or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents nor the Transactions shall constitute a SPAC Acquisition Proposal.

“SPAC Benefit Plans” has the meaning set forth in Section 4.19.

“SPAC Board” has the meaning set forth in the recitals to this Agreement.

“SPAC Board Recommendation” has the meaning set forth in Section 5.8.

“SPAC Change in Recommendation” has the meaning set forth in Section 5.8.

“SPAC Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by SPAC on the date of this Agreement.

“SPAC Expenses” means, as of any determination time, the aggregate amount of fees, expense, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, SPAC in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the Transactions, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of SPAC and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to SPAC pursuant to this Agreement or any Ancillary Document. Notwithstanding the foregoing or anything to the contrary herein, SPAC Expenses shall not include any Company Expenses.

“SPAC Financial Statements” means all of the financial statements of SPAC included in the SPAC SEC Reports.

“SPAC Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.4 (Brokers), Section 4.6 (Capitalization of SPAC) and Section 4.18 (Absence of Changes).

“SPAC Liabilities” means, as of any determination time, the aggregate amount of Liabilities of SPAC that would be accrued on a balance sheet in accordance with GAAP, whether or not such Liabilities are due and payable as of such time. Notwithstanding the foregoing or anything to the contrary herein, SPAC Liabilities shall not include any SPAC Expenses.

“SPAC Non-Party Affiliates” means, collectively, each SPAC Related Party and each of the former, current or future Affiliates, Representatives, successors or permitted assigns of any SPAC Related Party (other than, for the avoidance of doubt, SPAC).

“SPAC Prospectus” has the meaning set forth in Section 8.18.

“SPAC Related Party” has the meaning set forth in Section 4.10.

“SPAC Related Party Transactions” has the meaning set forth in Section 4.10.

“SPAC SEC Reports” has the meaning set forth in Section 4.7.

“SPAC Share” means a share of Class A common stock of SPAC, par value $0.0001 per share.

“SPAC Stockholder Approval” means approval of the Transaction Proposals by the affirmative vote of the holders of the requisite number of SPAC Shares and Sponsor Shares entitled to vote thereon, whether in person or by proxy at the SPAC Stockholders Meeting (or any adjournment thereof), in accordance with the Governing Documents of SPAC and applicable Law.

“SPAC Stockholder Redemption” means the right of the holders of SPAC Shares to redeem all or a portion of their SPAC Shares (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in Governing Documents of SPAC and the Trust Agreement.

“SPAC Stockholders” means, collectively, holders of SPAC Shares, Sponsor and holders of SPAC Warrants.

“SPAC Stockholders Meeting” has the meaning set forth in Section 5.8.

“SPAC Unit” means a unit of SPAC, par value $0.0001 per unit, consisting of (a) one (1) SPAC Share and (b) one half of one (0.5) SPAC Warrant.

“SPAC Warrants” means a warrant entitling the holder to purchase one SPAC Share per warrant at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement (including, for the avoidance of doubt, each such warrant held by Sponsor).

“Sponsor” means Software Acquisition Holdings II LLC.

“Sponsor Letter Agreement” has the meaning set forth in the recitals to this Agreement.

“Sponsor Share” means a share of Class B common stock of SPAC, par value $0.0001 per share.

“Subscribers” has the meaning set forth in the recitals to this Agreement.

“Subscription Agreements” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

“Supporting Company Shareholders” has the meaning set forth in the recitals to this Agreement.

“Surviving Company” has the meaning set forth in Section 2.1(a).

“Tax” means any federal, state, local or non-United States income, gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, national health insurance, unemployment, payroll, wage, employment, severance, occupation, registration, environmental, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, turnover, windfall profits or other taxes of any kind whatever, whether computed on a separate or combined, unitary or consolidated basis or in any other manner, together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto, whether as a primary obligor or as a result of being a transferee or successor of another Person or a member of an affiliated, consolidated, unitary, combined or other group.

“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.

“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments and reports relating to Taxes filed or required to be filed with any Governmental Entity, including any schedule or attachment thereto and including any amendments thereof.

“Termination Date” has the meaning set forth in Section 7.1(d).

“Transactions” has the meaning set forth in the recitals to this Agreement.

“Transaction Litigation” has the meaning set forth in Section 5.2(d).

“Transaction Proposals” has the meaning set forth in Section 5.8.

“Transaction Support Agreements” has the meaning set forth in the recitals to this Agreement.

“Transfer Taxes” has the meaning set forth in Section 5.5.

“Trust Account” has the meaning set forth in Section 8.18.

“Trust Agreement” has the meaning set forth in Section 4.8(a).

“Trustee” has the meaning set forth in Section 4.8(a).

“Unpaid Company Expenses” means the Company Expenses that are unpaid as of immediately prior to the Closing.

“Unpaid SPAC Expenses” means the SPAC Expenses that are unpaid as of immediately prior to the Closing.

“Unpaid SPAC Liabilities” means the SPAC Liabilities as of immediately prior to the Closing.

“VAT” has the meaning set forth in Section 3.17(f).

“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar Law.

“Warrant Agreement” means the Warrant Agreement, dated as of September 14, 2020, by and between SPAC and Continental.

“Willful Breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.

ARTICLE II.

MERGER

Section 2.1 The Merger; Company Preferred Shares.

(a) On the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the DGCL, on the Closing Date, Merger Sub shall merge with and into SPAC (the “Merger”) at the Effective Time. Following the Effective Time, the separate existence of Merger Sub shall cease and SPAC shall continue as the surviving company of the Merger (the “Surviving Company”).

(b) At the Closing, the Merger shall be consummated in accordance with this Agreement and the DGCL and evidenced by a certificate of merger between Merger Sub and SPAC (the “Certificate of Merger”), such Merger to be consummated immediately upon filing of the Certificate of Merger or at such later time as may be agreed by SPAC and the Company in writing and specified in the Certificate of Merger (the “Effective Time”).

(c) At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property of every description, rights, business, undertakings, goodwill, benefits, immunities and privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of Merger Sub and SPAC shall become the property, rights, business, undertakings, goodwill, benefits, immunities and privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of the Surviving Company (including all rights and obligations with respect to the Trust Account), which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of Merger Sub and SPAC set forth in this Agreement to be performed after the Effective Time.

(d) If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Merger Sub and SPAC, the officers and directors of the Merger Sub and SPAC are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

(e) At the Effective Time, the Governing Documents of the Surviving Company shall be amended and restated to be in the form of the Governing Documents of Merger Sub in effect immediately prior to the Effective Time, until thereafter changed or amended as provided therein or by applicable Law.

(f) At the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Company, each to hold office in accordance with the Governing Documents of the Surviving Company until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal. At the Effective Time, the Company Board shall initially have a minimum of seven (7) members, with six (6) designated by the Company (the “Company Designees”), and one (1) initially designated by the Sponsor (the “Sponsor Designees”). The Sponsor Designee and three (3) of the Company Designees shall qualify as “independent” in accordance with Nasdaq Stock Market requirements, of which the Sponsor Designee and two (2) of the Company Designees shall qualify as “independent” for audit committee composition.

(g) Each Company Preferred Share issued and outstanding at the end of the date immediately prior to the Closing Date shall be converted into and become one Company Ordinary Share effective as of the end of such date immediately prior to the Closing Date. Each certificate previously evidencing Company Preferred Shares shall be exchanged for a certificate (if requested) representing the same number of Company Ordinary Shares upon the surrender of such certificate. Each certificate formerly representing Company Preferred Shares shall thereafter represent only the right to receive the same number of Company Ordinary Shares upon the surrender of such certificate.

Section 2.2 Merger Consideration. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holders of the securities of SPAC, holders of the securities of the Company or holders of the securities of Merger Sub:

(a) Each SPAC Unit issued and outstanding immediately prior to the Effective Time shall be automatically detached and the holder thereof shall be deemed to hold one (1) SPAC Share and one-half of one (0.5) SPAC Warrant, which underlying securities shall be converted in accordance with the applicable terms of this Section 2.2.

(b) Each SPAC Share issued and outstanding immediately prior to the Effective Time shall be converted automatically into the Per Share Consideration, following which all SPAC Shares shall automatically be canceled and shall cease to exist by virtue of the Merger. The holders of SPAC Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as provided herein or under applicable Law.

(c) Each Sponsor Share issued and outstanding immediately prior to the Effective Time shall be automatically converted into the Per Share Consideration, following which all Sponsor Shares shall automatically be canceled and shall cease to exist by virtue of the Merger. Sponsor shall cease to have any rights with respect to such shares, except as provided herein or under applicable Law.

(d) All rights with respect to SPAC Shares underlying SPAC Warrants shall be converted into rights with respect to Company Ordinary Shares and thereupon assumed by the Company. Accordingly, from and after the Effective Time: (i) each SPAC Warrant assumed by the Company may be exercised solely for Company Ordinary Shares; (ii) the number of Company Ordinary Shares subject to each SPAC Warrant assumed by the Company shall be determined by multiplying (x) the number of SPAC Shares that were subject to such SPAC Warrant, as in effect immediately prior to the Effective Time, by (y) the Per Share Consideration, and rounding the resulting number down to the nearest whole number of Company Ordinary Shares; (iii) the per share exercise price for the Company Ordinary Shares issuable upon exercise of each SPAC Warrant assumed by the Company shall be determined by dividing (x) the exercise price per SPAC Share subject to such SPAC Warrant, as in effect immediately prior to the Effective Time, by (y) the Per Share Consideration, and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any SPAC Warrant assumed by the Company shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such SPAC Warrant shall otherwise remain unchanged; provided, however, that: (A) to the extent provided under the terms of a SPAC Warrant, such SPAC Warrant assumed by the Company in accordance with this Section 2.2(f) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction with respect to Company Ordinary Shares subsequent to the Effective Time; and (B) the Company Board or a committee thereof shall succeed the authority and responsibility, if any, of the SPAC Board or any committee thereof with respect to each SPAC Warrant assumed by the Company.

(e) Each issued and outstanding share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Company, which shall constitute the only outstanding share of capital stock of the Surviving Company.

Section 2.3 No Fractional Company Ordinary Shares. No certificates for Company Ordinary Shares representing fractional Company Ordinary Shares or book entry credit of the same will be issued upon the conversion of SPAC Shares or Sponsor Shares, and such fractional interests will not entitle the owner thereof to vote or to have any rights as a holder of any Company Ordinary Shares. Notwithstanding any other provision of this Agreement, in lieu of receiving any fraction of a Company Ordinary Share, all fractions of Company Ordinary Shares that otherwise would be issued hereunder shall be aggregated and the resulting fraction of a Company Ordinary Share will be rounded up to a whole Company Ordinary Share.

Section 2.4 Closing of the Transactions Contemplated by this Agreement. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically by exchange of the closing deliverables by the means provided in Section 8.11 as promptly as reasonably practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Date”) or at such other place, date and/or time as SPAC and the Company may agree in writing.

Section 2.5 Deliverables.

(a) As promptly as reasonably practicable following the date of this Agreement, but in no event later than ten (10) Business Days prior to the Closing Date, SPAC and the Company shall appoint Continental (or its applicable Affiliate) as an exchange agent (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent for the purpose of (i) exchanging each SPAC Share and Sponsor Share on the stock transfer books of SPAC immediately prior to the Effective Time for the Per Share Consideration issuable in respect of such SPAC Shares or Sponsor Shares, as applicable, pursuant to Section 2.2(b) and Section 2.2(c) (after giving effect to any required Tax withholding as provided under Section 2.7) and on the terms and subject to the other conditions set forth in this Agreement and (ii) exchanging each SPAC Warrant on the stock transfer books of SPAC immediately prior to the Effective Time for the Company Warrants issuable in respect of such SPAC Warrants pursuant to Section 2.2(f) and on the terms and subject to the other conditions set forth in this Agreement. Notwithstanding the foregoing or anything to the contrary herein, in the event that Continental is unable or unwilling to serve as the Exchange Agent, then SPAC and the Company shall, as promptly as reasonably practicable thereafter, but in no event later than the Closing Date, mutually agree upon an exchange agent (in either case, such agreement not to be unreasonably withheld, conditioned or delayed), SPAC and the Company shall appoint and enter into an exchange agent agreement with such exchange agent, who shall for all purposes under this Agreement constitute the Exchange Agent.

(b) At the Effective Time, the Company shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of SPAC Shares, Sponsor Shares and SPAC Warrants, and for exchange in accordance with this Section 2.6 through the Exchange Agent, (i) evidence of Company Ordinary Shares in book-entry form representing the Aggregate Transaction Share Consideration issuable pursuant to Section 2.2(b) and Section 2.2(c) in exchange for the SPAC Shares and Sponsor Shares outstanding immediately prior to the Effective Time and (ii) evidence of Company Warrants in book-entry form representing the Company Warrants issuable pursuant to Section 2.2(f) in exchange for the SPAC Warrants, in each case after giving effect to any required Tax withholding as provided under Section 2.7. All (i) shares in book-entry form representing the Aggregate Transaction Share Consideration issuable pursuant to Section 2.2(b) and Section 2.2(c) deposited with the Exchange Agent and (ii) warrants in book-entry form representing the Company Warrants issuable pursuant to Section 2.2(f) deposited with the Exchange Agent shall be collectively referred to in this Agreement as the “Exchange Fund”.

(c) Each SPAC Stockholder whose SPAC Shares have been converted into the right to receive the Per Share Consideration pursuant to Section 2.2(b) shall be entitled to receive the Per Share Consideration to which he, she or it is entitled on the date provided in Section 2.6(f).

(d) Sponsor whose Sponsor Shares have been converted into the right to receive Per Share Consideration pursuant to Section 2.2(c) shall be entitled to receive the Per Share Consideration to which it is entitled on the date provided in Section 2.6(f).

(e) Each SPAC Stockholder and Sponsor whose SPAC Warrants have been converted into the right to receive Company Warrants pursuant to Section 2.2(f) shall be entitled to receive Company Warrants to which he, she or it is entitled on the date provided in Section 2.6(f).

(f) The Company and SPAC shall take all necessary actions to cause the Per Share Consideration and the Company Warrants to be issued in book-entry form within three (3) Business Days after the Effective Time.

(g) If the Per Share Consideration is to be issued to a Person other than the SPAC Stockholder or Sponsor in whose name the transferred SPAC Share or Sponsor Share in book-entry form is registered, it shall be a condition to the issuance of the Per Share Consideration that (i) such SPAC Share or Sponsor Share, as applicable, in book-entry form shall be properly transferred and (ii) the Person requesting such consideration pay to the Exchange Agent any transfer Taxes required as a result of such consideration being issued to a Person other than the registered holder of such SPAC Share or Sponsor Share, as applicable, in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer Taxes have been paid or are not payable.

(h) If the Company Warrants to be issued to a Person other than the SPAC Stockholder in whose name the transferred SPAC Warrant in book-entry form is registered, it shall be a condition to the issuance of the Company Warrants that (i) such SPAC Warrant in book-entry form shall be properly transferred and (ii) the Person requesting such consideration pay to the Exchange Agent any transfer Taxes required as a result of such consideration being issued to a Person other than the registered holder of such SPAC Warrant in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer Taxes have been paid or are not payable.

(i) No interest will be paid or accrued on the Aggregate Transaction Share Consideration or the Company Warrants to be issued pursuant to this Article II (or any portion thereof). From and after the Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 2.6, each SPAC Share and Sponsor Share shall solely represent the right to receive the Per Share Consideration to which such Company Share or Sponsor Share, as applicable, is entitled to receive pursuant to Section 2.2(b) or Section 2.2(c), as applicable, and each SPAC Warrant shall solely represent the right to receive the Company Warrants to which such SPAC Warrant is entitled to receive pursuant to Section 2.2(f).

(j) At the Effective Time, the stock transfer books of SPAC shall be closed and there shall be no transfers of SPAC Shares, Sponsor Shares or SPAC Warrants that were outstanding immediately prior to the Effective Time.

(k) Any portion of the Exchange Fund that remains unclaimed by the SPAC Stockholders twelve (12) months following the Closing Date shall be delivered to the Company or as otherwise instructed by the Company, and any SPAC Stockholder who has not exchanged his, her or its SPAC Shares, Sponsor Shares or SPAC Warrants, as applicable, for the Per Share Consideration or the Company Warrants, as applicable, in accordance with this Section 2.6 prior to that time shall thereafter look only to the Company for the issuance of the Per Share Consideration or the Company Warrants, as applicable, without any interest thereon. None of the Company, the Surviving Company or any of their respective Affiliates shall be liable to any Person in respect of any consideration delivered to a public official pursuant to any applicable abandoned property, unclaimed property, escheat, or similar Law. Any Aggregate Transaction Share Consideration or Company Warrants remaining unclaimed by the SPAC Stockholders immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of the Company free and clear of any claims or interest of any Person previously entitled thereto.

Section 2.6 Withholding. Each of SPAC, the Company, Merger Sub, the Exchange Agent and each of their respective Affiliates shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law. To the extent that amounts are so withheld and timely remitted to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).

Section 2.7 Lockup Agreement and Registration Rights Agreement. The Sponsor, Company Management and each Company Shareholder holding greater than five percent (5%) of the outstanding Company Ordinary Shares as of the Closing have each entered into the Lockup Agreement with the Company, pursuant to which such Persons have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Company Ordinary Shares held by them for a period of 180 days after the Closing Date. The Company has entered into the Registration Rights Agreement with certain Company Shareholders and the Sponsor, pursuant to which, among other things, the Company will agree to register for resale under the Securities Act (i) the Company Ordinary Shares and Company Warrants issued or issuable to the Sponsor pursuant to this Agreement (including the Company Ordinary Shares underlying the Company Warrants), (ii) the Company Ordinary Shares issued pursuant to the Subscription Agreements and (iii) the Company Ordinary Shares held by Company Shareholders.

Section 2.8 Adjustments. The Per Share Consideration and other dependent items shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, including a reverse stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of Company Ordinary Shares or Company Preferred Shares outstanding after the date hereof and prior to the Effective Time, so as to provide the holders of SPAC Shares, Sponsor Shares and Sponsor Warrants and the recipients of the Per Share Consideration with the same economic effect as contemplated by this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the Per Share Consideration and other dependent items; provided, that the Parties agree that the conversion of each Company Preferred Share into one Company Ordinary Share pursuant to Section 2.1(g) shall not require, or result in, any adjustments pursuant to this Section 2.9.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES RELATING TO THE GROUP COMPANIES AND MERGER SUB

Except as set forth in the Company Disclosure Schedules, the Company and Merger Sub hereby represent and warrant to SPAC as follows:

Section 3.1 Organization and Qualification.

(a) Each Group Company and Merger Sub is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the laws of its jurisdiction of formation or organization (as applicable). Section 3.1(a) of the Company Disclosure Schedules sets forth the jurisdiction of formation or organization (as applicable) for each Group Company and Merger Sub. Each Group Company and Merger Sub has the requisite corporate, limited liability company or other applicable business entity power and authority to own, lease and operate its material properties and to carry on its businesses as presently conducted in all material respects.

(b) True and complete copies of the Governing Documents of the Company and the Investor Rights Agreement have been made available to SPAC, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of the Company and the Investor Rights Agreement are in full force and effect, and the Company is not in breach or violation in any material respect of any provision set forth in its Governing Documents or the Investor Rights Agreement. A correct and complete list of the directors or managers (as applicable) and officers of each Group Company is set forth on Section 3.1(b) of the Company Disclosure Schedules.

(c) Each Group Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction set forth on Section 3.1(c) of the Company Disclosure Schedules in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary.

(d) The Company has no direct or indirect Subsidiaries other than those listed in Section 3.1(d) of the Company Disclosure Schedules. Except as set forth in Section 3.1(d) of the Company Disclosure Schedules, the Company owns all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens other than Permitted Liens, either directly or indirectly through one or more other Subsidiaries. Except with respect to the Subsidiaries, the Company does not own, directly or indirectly, any equity or voting interest in any Person and, except with respect to the Subsidiaries or as provided by this Agreement, the Company does not have any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any Contract under which it may become obligated to make any future investment in or capital contribution to any other entity.

(e) From its incorporation on January 28, 2021, Merger Sub has not conducted any business activities other than as contemplated by this Agreement. Merger Sub has no assets or liabilities.

Section 3.2 Capitalization of the Group Companies.

(a) Section 3.2(a) of the Company Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of the number and class or series (as applicable) of all of the Equity Securities of the Company issued and outstanding and the name and number of Equity Securities held by each equityholder thereof. All of the Equity Securities of the Company have been duly authorized and validly issued. All of the outstanding Company Shares are fully paid and non-assessable. The issuance of Company Shares upon the exercise or conversion, as applicable, of Equity Securities that are derivative securities, will, upon exercise or conversion in accordance with the terms of such Equity Securities against payment therefor, be duly authorized, validly issued, fully paid and non-assessable. The Equity Securities of the Company (1) were not issued in violation of the Governing Documents of the Company, the Investor Rights Agreement or any other Contract to which the Company is party or bound, (2) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of the Company or the Investor Rights Agreement) and were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person and (3) have been offered, sold and issued in compliance in all material respects with applicable Law, including Securities Laws. Except for the Company Equity Awards set forth on Section 3.2(a) of the Company Disclosure Schedules or the Company Equity Awards either permitted by Section 5.1(b) or issued, granted or entered into in accordance with Section 5.1(b), the Company has no outstanding options, restricted stock, phantom stock, stock or equity appreciation rights, equity ownership interests or other equity, equity-based or similar rights in the Company, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, preemptive rights, rights of first refusal or first offer or other Contracts or commitments of any kind of any character, written or oral, that could require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company.

(b) The Equity Securities of the Company are free and clear of all Liens (other than transfer restrictions under applicable Securities Law, the Company Investor Agreements or Permitted Liens). Except for the Governing Documents of the Company and the Company Investor Agreements, there are no voting trusts, proxies or other Contracts to which the Company is a party with respect to the voting or transfer of the Company’s Equity Securities.

(c) Section 3.2(c) of the Company Disclosure Schedules sets forth a true and complete statement of the number and class or series (as applicable) of all of the Equity Securities of each Subsidiary of the Company issued and outstanding and the holders of such Equity Securities. Except as set forth in Section 3.2(c) of the Company Disclosure Schedules, none of the Group Companies owns or controls and has never owned or controlled, directly or indirectly, any Equity Interests in any, or has or has had any commitment or obligation to invest in, purchase any securities or obligations of, fund, guarantee, contribute or maintain the capital of or otherwise financially support any, Person. Other than as set forth in Section 3.2(c) of the Company Disclosure Schedules, there are no outstanding (A) stock or equity appreciation, phantom equity, or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, preemptive rights, rights of first refusal or first offer or other Contracts or commitments of any kind of any character, written or oral, that could require any Subsidiary of the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Subsidiaries of the Company. Except for their respective Governing Documents and the Company Investor Agreements, there are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of any Subsidiary of the Company.

Section 3.3 Authority.

(a) Each of the Company Parties has the requisite corporate, limited liability or other similar power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Company Preferred Shareholder Approval and the Company Shareholder Approval, the execution and delivery of this Agreement, the Ancillary Documents to which any Company Party is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate, limited liability company (or other similar) action on the part of the applicable Company Party. The Company Preferred Shareholder Approval and Company Shareholder Approval are the only approvals of holders of Company Equity Securities necessary to approve the Transactions. The affirmative vote of the Supporting Company Shareholders will constitute the Requisite Majority and be sufficient to obtain the Company Preferred Shareholder Approval and Company Shareholder Approval. This Agreement and each Ancillary Document to which either Company Party is or will be a party has been or will be, upon execution thereof, as applicable, duly and validly executed and delivered by the applicable Company Party, and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the applicable Company Party (assuming that this Agreement and the Ancillary Documents to which either Company Party is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), enforceable against the applicable Company Party in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(b) At a meeting duly called and held, the Company Board has unanimously: (i) determined that this Agreement and the Transactions are advisable and in the best interests of the Company and the Company Shareholders, (ii) approved the Transactions, and (iii) resolved to recommend to the Company Shareholders each of the matters set forth in the Company Shareholder Proposals and Company Preferred Shareholder Proposals.

Section 3.4 Financial Statements; Undisclosed Liabilities.

(a) The Company has made available to SPAC an accurate, true and complete copy of (i) the audited consolidated balance sheets of the Group Companies as of December 31, 2018 and December 31, 2019 and the related audited statements of operations, changes in shareholders’ equity and cash flows of the Group Companies for each of the periods then ended and (ii) the unaudited consolidated balance sheets of the Group Companies as of September 30, 2019 and September 30, 2020 (the “Latest Balance Sheet”) and the related unaudited statements of operations, changes in shareholders’ equity and cash flows of the Group Companies for the nine-month period then ended (clauses (i) and (ii), collectively, the “Financial Statements”), each of which are attached as Section 3.4(a) of the Company Disclosure Schedules. Each of the Financial Statements (including the notes thereto) (A) was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (B) is based upon and consistent with information contained in the books and records of the Company (which books and records are in turn accurate, correct and complete) and (C) fairly presents in all material respects the financial position, results of operations and cash flows of the Group Companies as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes).

(b) Except (i) as set forth on the face of the Latest Balance Sheet, (ii) for Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (none of which is a Liability for breach of contract, breach of warranty, tort, infringement or violation of Law) and (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of their respective covenants or agreements in this Agreement or any Ancillary Document or the consummation of the Transactions, none of the Group Companies nor Merger Sub has any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.

(c) The Group Companies have established and maintain systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for the Group Companies’ assets. The Group Companies maintain and, for all periods covered by the Financial Statements, have maintained books and records of the Group Companies in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of the Group Companies in all material respects.

(d) Except as set forth in Section 3.4(d) of the Company Disclosure Schedules, since January 1, 2018, no Group Company has received any written complaint, or, to the knowledge of the Company, any allegation, assertion or claim that there is (i) a “significant deficiency” in the internal controls over financial reporting of the Group Companies, (ii) a “material weakness” in the internal controls over financial reporting of the Group Companies or (iii) fraud, whether or not material, that involves management or other employees of the Group Companies who have a significant role in the internal controls over financial reporting of the Group Companies.

Section 3.5 Consents and Requisite Governmental Approvals; No Violations.

(a) Except as set forth in Section 3.5(a) of the Company Disclosure Schedules, no Consent, Permit, approval or authorization of, or designation, declaration or filing with or notification to, any Governmental Entity is required on the part of either Company Party with respect to the applicable Company Party’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the applicable Company Party is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) any other documents or information required pursuant to applicable requirements, if any, of the Federal Securities Laws, (ii) compliance with and filings or notifications required to be filed with state securities regulators pursuant to “blue sky” Laws and state takeover Laws as may be required in connection with this Agreement, the Ancillary Documents or the Transactions, (iii) filing of the Certificate of Merger, (iv) applicable requirements of and filings under the Israeli Securities Law, 1968, and the rules and regulations thereunder or any other similar Laws, (v) the Company Shareholder Approval and the Company Preferred Shareholder Approval, (vi) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Transactions.

(b) Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 3.5(a), neither the execution, delivery or performance by either Company Party of this Agreement nor the Ancillary Documents to which the applicable Company Party is or will be a party nor the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of any Company Party’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration (with or without notice) under, any of the terms, conditions or provisions of (A) any Contract to which any Group Company or Merger Sub is a party or (B) any Material Permits, (iii) violate, or constitute a breach under, any Order or applicable Law to which any Group Company or Merger Sub or any of their respective properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company or Merger Sub, except, in the case of any of clauses (ii) through (iv) above as would not individually or in the aggregate, reasonably be expected to be material to the Company.

Section 3.6 Permits. Each of the Group Companies has all material Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted (the “Material Permits”). Except as is not and would not reasonably be expected to be material to the Group Companies, taken as a whole, (i) each Material Permit is in full force and effect in accordance with its terms and (ii) no written notice of revocation, cancellation or termination of any Material Permit (or proposed revocation, cancellation or termination) has been received by any of the Group Companies.

Section 3.7 Material Contracts; No Defaults.

(a) Section 3.7(a) of the Company Disclosure Schedules sets forth a list of all Contracts (whether written or oral): (i) for the sale of Company services or for the purchase of products or services of at least $200,000 per year or $500,000 in the aggregate, (ii) that purports to limit either the type of business in which a Group Company may engage, the geographic area in which they may engage in business or the ability to sell or purchase from any Person, (iii) containing any indemnification, warranty, support, maintenance, or service that represents a material obligation of a Group Company other than in the ordinary course of business, (iv) under which a Group Company has permitted any material asset to become subject to a Lien (including Permitted Liens) other than in the ordinary course of business, (v) that evidences indebtedness, whether incurred, assumed, guaranteed, or secured by any asset of a Group Company having an outstanding principal amount in excess of $100,000, (vi) involving the acquisition or disposition, directly or indirectly, by merger or otherwise, of assets with an aggregate value in excess of $100,000 (other than data assets acquired in the ordinary course of business), or the shares or Equity Interests of any other Person, (vii) any CBA; (viii) any Contract that is a settlement, conciliation or similar agreement with any Governmental Entity or pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement, and (ix) any Contract that is for the employment or engagement of any directors, employees or independent contractors at annual compensation in excess of $250,000 other than Contracts that can be terminated by the Company without cost or penalty, (x) agreement under which it is lessee of or holds or operates any personal property owned by any other party, except for any lease of personal property under which the aggregate annual rental payments do not exceed $10,000, (xi) agreement pursuant to which the Company is granted a lease in, a sublease in, or the right to use or occupy any land or building, (xii) agreement under which it is lessor of or permits any third party to hold or operate any personal property owned or controlled by it, or (xiii) that are a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) to the Group Companies as a whole (each Contract required to be set forth on Section 3.7(a) of the Company Disclosure Schedules, together with the IP Contracts required to be set forth on Section 3.13(c) of the Company Disclosure Schedules and each of the Contracts entered into after the date of this Agreement that would be required to be set forth on Section 3.7(a) or Section 3.13(c) of the Company Disclosure Schedules if entered into prior to the execution and delivery of this Agreement, collectively, the “Material Contracts”).

(b) Except as set forth on Section 3.7(b) of the Company Disclosure Schedules, each Material Contract is valid and binding on the applicable Group Company and, to the knowledge of the Company, the counterparty thereto, and is in full force and effect and (ii) the applicable Group Company and, to the knowledge of the Company, the counterparties thereto are not in material breach of, or default under, any Material Contract.

(c) Except as set forth in Section 3.7(c) of the Company Disclosure Schedule, all Material Contracts are being performed without any party thereto relying on any force majeure provisions to excuse non-performance or performance delays arising out of the COVID-19 pandemic or COVID-19 Measures.

(d) None of the Group Companies has ever been suspended or disbarred from bidding on Contracts or subcontracts for or with any Governmental Entity (“Government Contracts”) and no suspension or debarment actions have been commenced or, to the knowledge of the Company, threatened against any of the Group Companies or any of such Group Company’s directors, officers or employees. None of the Group Companies has received any notice that they are being audited or investigated by any Governmental Entity with respect to any Government Contracts. Each of the Group Companies has conducted their operations in compliance with the requirements of all applicable Laws and regulations pertaining to all Government Contracts and bids for Government Contracts. The Group Companies do not have in effect, nor are they required to have in effect, and have never had or been required to have in effect, any security clearances in connection with the operation of their business.

Section 3.8 Absence of Changes. During the period beginning on December 31, 2019 and ending on the date of this Agreement, (a) no Company Material Adverse Effect has occurred, and (b) except as expressly contemplated by this Agreement, any Ancillary Document or in connection with the Transactions, (i) the Company has conducted its business in the ordinary course of all business in all material respects and (ii) no Group Company has taken any action that (A) would require the consent of SPAC if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.1(b)(i), Section 5.1(b)(iv), Section 5.1(b)(vii), Section 5.1(b)(x), Section 5.1(b)(xiii) or Section 5.1(b)(xiv) and (B) is material to the Group Companies, taken as a whole.

Section 3.9 Litigation. There is (and since January 1, 2018 there has been) no Proceeding pending or, to the Company’s knowledge, threatened against or affecting any Group Company or Merger Sub or either of their assets, including any condemnation or similar proceedings that, if adversely decided or resolved, has had or would reasonably be expected to have a Company Material Adverse Effect. None of the Group Companies, nor Merger Sub nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a Group Company or Merger Sub pending against any other Person. There is no unsatisfied judgment or any open injunction binding upon Company or Merger Sub which could have a material effect on the ability of either Company or Merger Sub to enter into, perform its respective obligations under this Agreement and consummate the Transactions.

Section 3.10 Compliance with Applicable Law. Each Group Company and Merger Sub (a) conducts (and since January 1, 2018, has conducted) its business in accordance, with all Laws and Orders applicable to such Group Company or Merger Sub and is not in violation of any such Law or Order and (b) to the knowledge of the Company, has not received any communications from a Governmental Entity that alleges that such Group Company or Merger Sub is not in compliance with any such Law or Order, except in each case of clauses (a) and (b), as would not, individually or in the aggregate, reasonably be expected to be material to the Company.

Section 3.11 Employee Plans.

(a) Except as set forth in Section 3.11(a) of the Company Disclosure Schedules, the Company has no knowledge of any breach of a confidentiality, non-competition and non-solicitation, inventions assignment covenants by any current or former employee of the Group Companies.

(b) Section 3.11(b) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans (including, for each such Employee Benefit Plan, its jurisdiction). With respect to each material Employee Benefit Plan, the Group Companies have provided SPAC with true and complete copies of (as applicable): (i) all current plan documents pursuant to which the plan is maintained, funded and administered (including any trust agreement, insurance contract or other funding instrument); (ii) the most recent IRS determination or opinion letter (or, for Employee Benefit Plans maintained for the benefit of employees primarily performing services outside the United States, any similar determination by an applicable Governmental Entity), if applicable; (iii) the most recent summary plan description distributed to participations; (iv) the nondiscrimination and compliance testing results for the three most recent plan years; and (v) all non-ordinary course communications between the Company and any Governmental Entity sent or received in the last three years.

(c) No Group Company has any Liability with respect to or under: (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; (iv) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. No Group Company has any Liabilities to provide any retiree or post-employment health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to Law for which the recipient pays the full cost of coverage. No Group Company has any Liabilities by reason of at any time being considered a single employer under Section 414 of the Code with any other Person.

(d) Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has timely received a favorable determination or opinion or advisory letter from the Internal Revenue Service. None of the Group Companies has incurred (whether or not assessed) any material penalty or Tax under Section 4980H, 4980B, 4980D, 6721 or 6722 of the Code, and no circumstance exists or event has occurred that could reasonably be expected to result in the imposition of any such penalty or Tax.

(e) There are no pending or, to the Company’s knowledge, threatened claims or Proceedings with respect to any Employee Benefit Plan (other than routine claims for benefits). With respect to each Employee Benefit Plan, all contributions, distributions, reimbursements and premium payments that are due have been timely made, or if not yet due, have been properly accrued in accordance with GAAP. Each Employee Benefit Plan has been established, funded, administered and maintained, in form and in operation, in all material respects in compliance with its terms and all applicable Laws.

(f) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (whether alone or in combination with any other event(s)) will (i) result in any payment or benefit becoming due to or result in the forgiveness of any Indebtedness of any director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies (whether current, former or retired) or their beneficiaries, (ii) increase the amount or value of any compensation or benefits payable to any director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies (whether current, former or retired or their beneficiaries), (iii) result in the acceleration of the time of payment. funding or vesting, or trigger any payment or funding of any compensation or benefits to any director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies (whether current, former or retired) or their beneficiaries, or (iv) create or otherwise result in Liability with respect to any Company Employee Plan.

(g) No amount that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of Indebtedness) by any director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies under any Employee Benefit Plan or otherwise as a result of the consummation of the transactions contemplated by this Agreement could, separately or in the aggregate, be nondeductible under Section 280G of the Code or subjected to an excise Tax under Section 4999 of the Code.

(h) No Group Company has any current or contingent obligation to make a “gross-up” or similar payment in respect of any Taxes that may become payable under Section 4999 or 409A of the Code.

(i) Each Foreign Benefit Plan that is required to be registered or intended to be Tax exempt or receive favorable tax treatment has been registered (and, where applicable, accepted for registration) and is Tax exempt and has been maintained in good standing, to the extent applicable, with each Governmental Entity. Except as set forth under Section 3.11(h) of the Company Disclosure Schedules, no Foreign Benefit Plan is a gratuity, termination indemnity or “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA) or has any material unfunded or underfunded Liabilities, nor are such unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement. All material contributions required to have been made by or on behalf of the Group Companies with respect to plans or arrangements maintained or sponsored a Governmental Entity (including severance, termination indemnities or other similar benefits maintained for employees outside of the U.S.) have been timely made or fully accrued.

(j) Except as set forth in Section 3.11(j) of the Company Disclosure Schedules, the Group Companies have not made, and there are no facts that would reasonably be expected to give rise to, any material changes to the Employee Benefit Plans resulting from disruptions caused by the COVID-19 pandemic or COVID-19 Matters, nor are any such changes currently contemplated.

(k) All Company Options have been issued in compliance in all material respects with the Company Equity Plan and all applicable Laws and properly accounted for in all material respects in accordance with applicable accounting standards.

Section 3.12 Environmental Matters.

(a) None of the Group Companies have received any written notice from any Governmental Entity or any other Person regarding any actual, alleged, or potential violation in any material respect of, or a failure to comply in all material respects with, any Environmental Laws.

(b) There is no Proceeding pending or, to the Company’s knowledge, threatened in writing against any Group Company pursuant to Environmental Laws that is or is reasonably likely to be material to any Group Company.

(c) There has been no manufacture, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances by any Group Company, other than in compliance in all material respects with Environmental Laws.

(d) The Group Companies have made available to SPAC copies of all material environmental, health and safety reports and documents that are in any Group Company’s possession or control relating to the current or former operations, properties or facilities of the Group Companies.

Section 3.13 Intellectual Property.

(a) Section 3.13(a) of the Company Disclosure Schedules sets forth a true and complete list of all issued, registered or pending Company Registered Intellectual Property as of the date of this Agreement. The Group Companies solely and exclusively owns the Company Owned Intellectual Property free and clear of all Liens. As of the date of this Agreement, no issuance or registration obtained and no application filed by the Group Companies for any material Company Registered Intellectual Property has been cancelled, abandoned, allowed to lapse or not renewed. All Company Registered Intellectual Property is subsisting and, to the Company’s knowledge, valid and enforceable, and as of the date of this Agreement, there are no Proceedings pending challenging the ownership, validity or enforceability of any Company Registered Intellectual Property, and, to the Company’s knowledge, no such Proceedings are threatened by any Person.

(b) A Group Company exclusively owns (free and clear of all Liens, except Permitted Liens) all right, title and interest in and to, or has a valid and enforceable right to use, all Intellectual Property Rights used in or necessary for the operation of the Group Companies’ business. Neither the execution, delivery or performance by either Company Party to this Agreement nor the Ancillary Agreements to which the applicable Company Party is or will be a party nor the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) result in the loss, termination or impairment of any material Company Owned Intellectual Property or material Company Licensed Intellectual Property.

(c) Section 3.13(c) of the Company Disclosure Schedules sets forth a list of all current Contracts (i) pursuant to which any Group Company licenses, or is otherwise granted a right to use, any material Company Licensed Intellectual Property, other than (A) Off-the-Shelf Software licenses, (B) Public Software licenses, and (C) non-disclosure agreements, (ii) pursuant to which any Group Company is a licensor or otherwise grants to a third party any rights to use any material Intellectual Property Rights (other than Intellectual Property Rights licensed to customers on a non-exclusive basis in the ordinary course of business), (iii) that contemplate development of material Company Owned Intellectual Property (other than agreements with employees, individual consultants or contractors of any Group Company that do not materially differ from the Group Companies’ form therefor that has been made available to SPAC) (clauses (i)-(iii) collectively, the “IP Contracts”); and (iv) (A) that contain an agreement by any Group Company to provide any Person with access to the source code for any Company Product, or (B) pursuant to which an escrow agent agrees to provide for the source code for any Company Product to be put in escrow.

(d) All Persons including each Group Company’s employees, consultants, advisors and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any material Company Owned Intellectual Property (each such person, a “Creator”) have (i) agreed to maintain the confidentiality of the trade secrets of the applicable Group Companies and (ii) assigned to such Group Company by way of present assignment exclusive ownership of all Intellectual Property Rights authored, invented, created, improved, modified, or developed by such Person on behalf of a Group Company in the course of such Creator’s employment or other engagement with such Group Company. Each Group Company’s employees have expressly waived in writing any and all rights to royalties or other consideration or non-assignable rights in respect of all such Intellectual Property Rights, including an express and irrevocable waiver of the right to receive compensation in connection with “Service Inventions” and an express and irrevocable waiver or agreement not to assert any “moral rights”, in each case, to the extent such rights can be waived under applicable Law.

(e) There are no current or, to the Company’s knowledge, threatened, claims from any Creator for compensation or remuneration for inventions invented, copyright works created or any similar claim, including under Israeli Patents Law, 1967.

(f) Each Group Company has taken commercially reasonable steps to safeguard and maintain the secrecy of any material trade secrets (including source code to Company Products) owned by each Group Company. To the Company’s knowledge, there has been no unauthorized access to or disclosure of any material trade secrets owned by a Group Company.

(g) Except as set forth in Section 3.13(g) of the Company Disclosure Schedules, no facilities of a university, college, other educational institution or research center was used in the development of the Company Owned Intellectual Property. Except as set forth in Section 3.13(g) of the Company Disclosure Schedules, to the knowledge of the Company, no employee, consultant or independent contractor of the Company who was involved in, or who contributed to, the creation or development of any Company Owned Intellectual Property Rights, has performed services for or otherwise was under restrictions resulting from his/her relations with any government, university, college or other educational institution or research center during a period of time during which any Company Owned Intellectual Property Rights were created or during such time that such employee, consultant or independent contractor was also performing services for or for the benefit of the Company, nor has any such person created or developed any Company Owned Intellectual Property Rights with any Governmental Grant.

(h) The Group Companies are not infringing, diluting, misappropriating, or otherwise violating, and have not in the past three (3) years infringed, diluted, misappropriated or otherwise violated any Intellectual Property Rights of any other Person in a manner that would reasonably be expected to result in material liability to the Company. There is no Proceeding pending or initiated, nor to the Company’s knowledge has any Proceeding been threatened, in the past three (3) years, alleging that a Group Company has infringed, misappropriated, diluted or otherwise violated any Intellectual Property Rights of any other Person. To the Company’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any Company Owned Intellectual Property in any material respect.

(i) Section 3.13(j) of the Company Disclosure Schedules identifies all of the Company Products. A Group Company possesses all source code and other documentation and materials necessary to compile and operate the Company Products. No Group Company has disclosed or delivered to any escrow agent or any other Person, other than employees or contractors who are subject to written agreement imposing confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. To the Company’s knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) would reasonably be expected to, result in the delivery, license or disclosure of any source code that constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Group Company subject to confidentiality obligations with respect thereto.    No Group Company is under any obligation, whether written or otherwise, to develop any Intellectual Property Rights (including any element of any Company Product) for any third party.

(j) No Group Company accesses, uses, modifies, or links to, nor has accessed, used, modified, linked to, or created derivative works of any Public Software in a manner which would subject any Company Owned Intellectual Property to any obligations set forth in the license for such Public Software, that (i) require any Company Owned Intellectual Property to be licensed, sold, disclosed, distributed, hosted or otherwise made available, including in source code form and/or for the purpose of making derivative works, for any reason, (ii) grant, or require any Group Company to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, or (iii) limit in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property.

(k) There are, and for the past three (3) years have been, no material defects or any Malicious Code in any of the Company Products currently offered by the Group Companies that have resulted in such Company Products not performing substantially in accordance with their user specifications or functionality descriptions in any material respect.

(l) The Group Companies own, lease, license, or otherwise have the legal right to use all IT Assets. Such IT Assets are sufficient in all material respects for the immediate and reasonably foreseeable needs of the Group Companies’ business as it is currently conducted. The IT Assets operate and perform, in all material respects, as required by the Group Companies, and have not materially malfunctioned or failed since December 31, 2018. Each Group Company has taken commercially reasonable actions to protect the integrity and security of the IT Assets (and all material information stored or contained therein or transmitted thereby), including by implementing procedures designed to inhibit unauthorized access and the introduction of any Malicious Code. The Group Companies have implemented and maintain multi-factor authentication for external access to the IT Systems (other than public-facing portions of the IT Systems, such as websites) and commercially reasonable security, disaster recovery and business continuity plans and procedures, which have proven effective upon testing in all material respects.

(m) Since December 31, 2018, there has been no actual or alleged data security breach, or unauthorized access to, the IT Assets which resulted in the unauthorized, use, access, deletion, modification, corruption, or encryption of any material information or data contained therein.

(n) No Governmental Entity has any government purpose rights in any Intellectual Property Rights of any Company Product, which could reasonably be expected to diminish the ability of the Group Companies to sell such products to a Governmental Entity or otherwise commercialize such Company Product in any material respect.

Section 3.14 Privacy.

(a) The Group Companies and the conduct of their businesses are in material compliance with, and have been in material compliance with all Data Security Requirements. The transactions contemplated by this Agreement will not result in any liabilities in connection with any Data Security Requirements.

(b) The Company has provided to SPAC true and correct copies of all material privacy policies adopted by the Group Companies in connection with their operations. To the Company’s knowledge, each Group Company has implemented and maintains organizational, physical, administrative, and technical measures applicable to Personal Information that are reasonably consistent with (i) reasonable practices in the industry in which such Group Company operates; (ii) any existing and currently effective written contractual commitment made by such

Group Company that is applicable to Personal Information; and (iii) any written public-facing policy adopted by such Group Company related to privacy, information security or data security, in each case (i), (ii) and (iii) that are intended to protect the integrity, security and operations of such Group Company’s IT Systems (and data therein) against loss, theft, unauthorized access or acquisition, modification, disclosure, corruption, or other misuse.

(c) Since December 31, 2018, each Group Company has (i) not violated its applicable privacy policies; and (ii) taken commercially reasonable steps to protect and maintain the confidential nature of the Personal Information provided to such Group Company by any party and secure any such Personal Information from loss, theft, unauthorized access, use, modification, disclosure or other misuse.

(d) None of the Group Companies has received any notice of any claims, investigations (including investigations by a Governmental Entity), or alleged violations of Laws with respect to Personal Information possessed by the Group Companies.

Section 3.15 Labor Matters.

(a) None of the Group Companies (A) has any material Liability for any arrears of wages or other compensation (including salaries, wage premiums, commissions, fees or bonuses) to their current or former employees and independent contractors under applicable Law, Contract or Group Company policy, or any fines, Taxes, interest, penalty or other sums for failure to comply with any of the foregoing, or (B) has any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees of any Group Company (other than routine payments to be made in the normal course of business and consistent with past practice). No Key Employee is under notice of termination and there are no proposals for such termination. The Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries and other payments to employees or independent contractors or other service providers of each Group Company, except as has not and would not reasonably be expected to result in, individually or in the aggregate, material Liability to the Group Companies.

(b) Other than extension orders applicable to all employees in Israel, no Group Company is a party to or bound by any CBA, and no employees of any Group Company is represented by any labor organization, labor union, works council or other employee representative, employee delegate, representative or other employee collective group nor is there any duty on the part of any Group Company to give notice, consult or bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group.

(c) Since January 1, 2018, there is no, and there has been no, actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against or affecting any Group Company.

(d) To the Company’s knowledge, since January 1, 2018, there are, and there have been, no actual or threatened organizing activities with respect to any employees of any Group Company.

(e) To the Company’s knowledge, no current or former employee or independent contractor of any Group Company is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation: (i) owed to any Group Company; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the applicable Group Company. To the Company’s knowledge, no current employee who is a member of the Company Management, intends to terminate his or her employment prior to the one (1) year anniversary of the Closing.

(f) No Group Company has, since January 1, 2018, or reasonably expects to incur any material Liability with respect to any sexual harassment, or other discrimination, retaliation or policy violation allegations and is not aware of any allegations relating to officers, directors, employees, contractors, or agents of any Group Company, that, if known to the public, would bring the Group Companies into material disrepute.

(g) The Group Companies have not experienced any material employment-related liability with respect to or arising out of COVID-19 or any Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19.

Section 3.16 Insurance. Section 3.16 of the Company Disclosure Schedules sets forth a list of all material policies of fire, liability, workers’ compensation, property, casualty and other forms of insurance owned or held by any Group Company as of the date of this Agreement. Such policies, with respect to their amounts and types of coverage, are adequate to fully insure the Group Companies against any risks to which such companies or their respective assets are exposed in the operation of their business. Except as set forth on Section 3.16 of the Company Disclosure Schedules, all such policies are in full force and effect, all premiums due and payable thereon as of the date of this Agreement have been paid in full as of the date of this Agreement, and true and complete copies of all such policies have been made available to SPAC. No Group Company has received any notice of cancellation of any such material insurance policies. To the knowledge of the Company, as of the date of this Agreement, no claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof.

Section 3.17 Tax Matters.

(a) Each Group Company has prepared and filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in substantial compliance with all applicable Laws and Orders, and each Group Company has paid all income and other material Taxes required to have been paid by it regardless of whether shown on a Tax Return.

(b) Each Group Company has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, creditors, equity interest holder or other third-party.

(c) No deficiencies for Taxes against any of the Group Companies have been claimed, proposed or assessed in writing by any Tax Authority that remain unpaid except for deficiencies which are being contested in good faith and with respect to which adequate reserves have been established. No Group Company is currently the subject of a Tax audit or examination with respect to any Taxes. No Group Company has been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed in each case with respect to material Taxes.

(d) No Group Company is party to any agreement (or has otherwise agreed) to extend or waive the time in which any Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect. No Group Company is currently the beneficiary of any extension of time within which to file any Tax Return, other than extensions of time to file Tax Returns obtained in the ordinary course of business.

(e) No Group Company has been a real property corporation (Igud Mekarke’in) within the meaning of such term under Section 1 of the Israeli Land Taxation Law (Appreciation and Acquisition), 5723-1963.

(f) Any Group Company required to be registered for purposes of Israeli value added tax is duly registered and has complied with all requirements concerning Israeli value added Tax (“VAT”). Each Group Company (i) has not made any exempt transactions (as defined in the Israel Value Added Tax Law of 1975) and there are no circumstances by reason of which there might not be an entitlement to full credit of all VAT chargeable or paid on inputs, supplies, and other transactions and imports made by it, (ii) if and to the extent applicable, has collected and timely remitted to the relevant taxing authority all output VAT which it is required to collect and remit, to the extent required under any applicable Law and (iii) has not received a refund for input VAT for which it is not entitled under any applicable Law. No non-Israeli Group Company is required to register in Israel for Israeli VAT purposes.

(t) No Group Company is benefiting (or has benefited) from any grants, exemption, tax holiday, reduced tax rates or accelerated depreciation under the Israeli Capital Investment Encouragement Law – 1959 (the “Capital Investment Law”), including but not limited to Preferred Technological Enterprise, Preferred Enterprise, Benefitted Enterprise and Approved Enterprise Status. No Group Company has retained earnings that would be subject to Israeli corporate Tax due to the distribution of a “dividend” from such earnings (as the term “dividend” is specifically defined by the ITA in the framework of the Capital Investment Law) or other actions that are deemed as dividend for these purposes.

(g) No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings (including any “taxation decision” (Hachlatat Misui) from the ITA), technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to a Group Company which agreement or ruling would be effective after the Closing Date.

(h) No Group Company is or has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).

(i) No Group Company has performed or was part of any action or transaction that is classified as a “reportable transaction” under Section 131(g) of the Ordinance, a “reportable opinion” under Sections 131D of the Ordinance, or a “reportable position” under Section 131E of the Ordinance or any similar provision under any other local or foreign Tax Law, and including with respect to VAT.

(j) There are no Liens for Taxes on any assets of the Group Companies other than Permitted Liens.

(k) Each Foreign Benefit Plan that is intended to qualify as a capital gains route plan under Section 102 of the Ordinance has received a favorable determination or approval letter from the ITA or is otherwise deemed approved by passage of time without objection by the ITA. All equity awards granted pursuant to such Foreign Benefit Plan and all shares issued pursuant to such equity awards were and are currently in compliance with the applicable requirements of Section 102 of the Ordinance and the written requirements and guidance of the ITA.

(l) During the two (2)-year period ending on the date of this Agreement, no Group Company was a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to be governed by Section 355 of the Code.

(m) No Group Company is subject to any restrictions or limitations pursuant to Part E2 of the Ordinance or pursuant to any Tax ruling made with reference to the provisions of such Part E2 or otherwise.

(n) No Group Company (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was a Group Company) or (ii) has any Liability for the Taxes of any Person (other than a Group Company) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor or by Contract (other than any Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes).

(o) No written claims have ever been made by any Tax Authority in a jurisdiction where a Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.

(p) No Group Company is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one that is included in a Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes).

(q) Each Group Company is in compliance in all material respects with all applicable transfer pricing laws and regulations, and the prices for any property or services provided by or to any Group Company are arm’s length prices for purposes of the applicable laws, including Treasury Regulations promulgated under Section 482 of the Code and Section 85A to the Ordinance and the Income Tax Regulations (Determination of Market Terms) 2006 and including to the extent required, the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Group Companies.

(r) Each Group Company is Tax resident only in its jurisdiction of formation.

(s) No Group Company has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(t) No Group Company organized or formed under the laws of a jurisdiction outside of the United States (i) is a “surrogate foreign corporation” or “expatriated entity” within the meaning of Section 7874 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or is treated as a U.S. corporation for U.S. federal Tax purposes by reason of the application of Sections 269B or 7874(b) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (ii) was created or organized in the United States such that such entity would be taxable in the United States as a domestic entity pursuant to the dual charter provision of Treasury Regulation Section 301.7701-5(a) (or any corresponding or similar provision of state, local or non-U.S. Tax Law).

(u) The Company does not have knowledge of any fact or any reason that (when taken together with the Company’s understanding of other relevant facts) would reasonably be expected to cause the Company to be treated, following the completion of the Transactions, as a Tax resident of a country other than Israel.

(v) No Group Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) installment sale made prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; or (iv) use of an improper method of accounting for a taxable period on or prior to the Closing Date. No Group Company has made an election pursuant to Section 965(h) of the Code.

(w) The Company is and has since formation been treated as a corporation for U.S. federal (and applicable state and local) income Tax purposes. Section 3.17(q) of the Company Disclosure Schedule lists the U.S. federal income Tax classification of each of the Subsidiaries of the Company for U.S. federal income Tax purposes.

(x) To the knowledge of the Company, the Company is not expected to be a passive foreign investment company as defined under Sections 1291 and 1298 of the Code immediately prior to the Closing Date applying such tests assuming the taxable year of the Company ends at the end of the day immediately prior the Closing Date.

(y) The Group Company has been engaged in an active trade or business outside the United States for the entire 36-month period immediately before the Closing Date and has no intention to substantially dispose of or discontinue such trade or business (all within the meaning of Treasury Regulation Section 1.367(a)-3(c)(3)(i)).

(z) No Group Company has taken nor agreed to take any action that could reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

Section 3.18 Brokers. Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 3.18 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates for which any of the Group Companies has any obligation.

Section 3.19 Real and Personal Property.

(a) Owned Real Property. No Group Company owns any real property.

(b) Leased Real Property. Section 3.19(b)(i) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all real property leased, subleased, or similarly used or occupied by any of the Group Companies (the “Leased Real Property”) and all Real Property Leases pursuant to which any Group Company is a tenant or landlord as of the date of this Agreement. True and complete copies of all such Real Property Leases (including, for the avoidance of doubt, all amendments, extensions, renewals, guaranties and other agreements with respect thereto) have been made available to SPAC. Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company party thereto, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). There is no material breach or default by any Group Company or, to the Company’s knowledge, any counterparty or third-party under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default or would permit termination of, or a material modification or acceleration thereof by any party to such Real Property Leases. Except as set forth on Section 3.19(b)(ii) of the Company Disclosure Schedules, with respect to each of the Real Property Leases: (i) the possession and quiet enjoyment of the Leased Real Property by the applicable Group Company party thereto under such Real Property Lease has not been disturbed, and to the Company’s knowledge, there are no disputes with respect to such Real Property Lease; (ii) the applicable Group Company party thereto has not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; and (iii) the applicable Group Company party thereto has not collaterally assigned or granted any other security interest in such Real Property Lease or any interest therein. The Leased Real Property comprises all of the real property used or intended to be used in, or otherwise related to, the business of the Group Companies.

Section 3.20 Transactions with Affiliates. Section 3.20 of the Company Disclosure Schedules sets forth all Contracts (a) between any Group Company, on the one hand, and any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of any Group Company or any family member of the foregoing Persons, on the other hand (each Person identified in this clause (a), a “Company Related Party”), and (b) the Investor Rights Agreement, each and every Side Letter and Management Rights Letter with shareholders, each shareholders’ agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract of any Group Company, including any Contract granting any shareholder of the Company investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Company Investor Agreements”), in each case other than (i) Contracts with respect to a Company Related Party’s employment or other similar engagement with (including benefit plans and other ordinary course compensation from) any of the Group Companies entered into in the ordinary course of business, (ii) Contracts with respect to a Company Shareholder’s or a holder of Company Equity Awards’ status as a holder of Equity Securities of the Company and (iii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 3.20 are referred to herein as “Company Related Party Transactions”. All material transactions since the incorporation of the Company between the Company and interested parties that require approvals pursuant to

Sections 268 to 284 of the Israeli Companies Law, 1999, or pursuant to the Governing Documents of the Company have been duly approved. To the Company’s knowledge, no officer or director of any Group Company: (i) has any direct or indirect financial interest in, or is an officer, director, manager, employee or consultant of, (A) any competitor, supplier, licensor, distributor, lessor, independent contractor or customer of any Group Company or (B) any other entity in any business arrangement or relationship with any Group Company; provided, however, that the ownership of securities listed on any national securities exchange representing less than 5% of the outstanding voting power of any Person shall not be deemed to be a “financial interest” in any such Person; (ii) has any interest in any property, asset or right used by the Group Company for the business; (iii) has outstanding any Indebtedness owed to any Group Company; or (iv) has received any funds from the Group Company since the date of the Latest Balance Sheet, except for employment-related compensation received in the ordinary course of business.

Section 3.21 Compliance with International Trade & Anti-Corruption Laws.

(a) Since January 1, 2016, and except where the failure to be, or to have been, in compliance with such Laws has not been or would not, individually or in the aggregate, reasonably be expected to be material to the Company taken as a whole, neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any Sanctions and Export Control Laws; (iii) an entity 50-percent or more owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii).

(b) Neither the Group Companies, their directors or officers, nor, to the Company’s knowledge, any of their employees, agents, or any other Persons acting for or on behalf of any of the Group Companies has, directly or knowingly indirectly (i) made, offered, promised, authorized, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made, offered, promised, authorized or paid any unlawful contributions to a domestic or foreign political party or candidate or (iii) otherwise made, offered, promised, authorized, paid or received any improper payment in violation of any Anti-Corruption Laws. The Group Companies have implemented and maintained policies and procedures reasonably designed to promote compliance with Anti-Corruption Laws.

(c) To the Knowledge of the Company, there is no current investigation, allegation, request for information, or other inquiry by any Governmental Entity regarding the actual or possible violation of the Anti-Corruption Laws by any Group Company and since January 1, 2016, no Group Company has received any written notice that there is any investigation, allegation, request for information, or other inquiry by any Governmental Entity regarding an actual or possible violation of the Anti-Corruption Laws.

(d) No Group Company is, or is required to be, registered with the Israeli Ministry of Defense as a security exporter. Except as set forth in Section 3.21(d) of the Company Disclosure Schedules, the business of the Group Companies and Merger Sub does not involve the use or development of, or engagement in, encryption technology, or other technology whose development, commercialization, marketing or export is restricted under Israeli Law, and the business of the Group Companies does not require any Group Company to obtain a license from the Israeli Ministry of Economy and/or the Israeli Ministry of Defense or an authorized body thereof pursuant to Section 2(a) of the Israeli Control of Products and Services Declaration (Engagement in Encryption), 1974 or other legislation regulating the development, commercialization, marketing or export of technology.

Section 3.22 PIPE Financing. The Company and the Secondary Sellers have entered into Subscription Agreements with Subscribers for the sale of Company Ordinary Shares upon Closing for aggregate gross proceeds to the Company and the Secondary Sellers of approximately $172,500,000. Each Subscriber has completed an accredited investor questionnaire customary for financings of the type and size of the PIPE

Financing, and the Company has received representations and warranties from each Subscriber that such Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

Section 3.23 Governmental Grants

(a) No Governmental Grants were received by any Group Company. There are no pending applications for Governmental Grants by any Group Company.

(b) Except as disclosed in Section 3.23 of the Company Disclosure Schedules, there exists no prohibition or restriction by any Governmental Entity (other than prohibitions and restrictions that are imposed by generally-applicable export and import Laws) on the use, sale, license, assignment, lease, transfer or securitization of any Company Owned Intellectual Property or any of the Group Companies’ products or services in any jurisdiction in which a Group Company currently conducts or has conducted business or on the export, import or relocation of any such Company Owned Intellectual Property Rights or any of the Group Companies’ products and services from or to any jurisdiction.

Section 3.24 Information Supplied. None of the information relating to the Group Companies supplied or to be supplied by or on behalf of the Group Companies or Merger Sub expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the SPAC Stockholders or at the time of the SPAC Stockholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 3.25 Investigation; No Other Representations.

(a) The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, SPAC and (ii) it has been furnished with or given access to such documents and information about SPAC and its businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the Transactions.

(b) In entering into this Agreement and the Ancillary Documents to which it is or will be a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article IV and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of SPAC, any SPAC Non-Party Affiliate or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article IV and in the Ancillary Documents to which it is or will be a party, none of SPAC, any SPAC Non-Party Affiliate nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the Transactions.

Section 3.26 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO SPAC OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS

ARTICLE III OR THE ANCILLARY DOCUMENTS, NONE OF THE COMPANY, MERGER SUB, ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND THE COMPANY AND MERGER SUB EACH EXPRESSLY DISCLAIM, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE GROUP COMPANIES OR MERGER SUB THAT HAVE BEEN MADE AVAILABLE TO SPAC OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE GROUP COMPANIES OR MERGER SUB BY THE MANAGEMENT OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY SPAC OR ANY SPAC NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE III OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY ANY GROUP COMPANY OR MERGER SUB ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY, MERGER SUB ANY COMPANY NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY SPAC OR ANY SPAC NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES RELATING TO SPAC

Subject to Section 8.8, except as set forth in the SPAC Disclosure Schedules, or except as set forth in any SPAC SEC Reports (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), SPAC hereby represents and warrants to the Company as follows:

Section 4.1 Organization and Qualification. SPAC is duly incorporated and is validly existing as a corporation in good standing under the Laws of Delaware. The copies of the Governing Documents of SPAC previously delivered by SPAC to the Company are true, correct and complete and are in effect as of the date of this Agreement. SPAC is, and at all times has been, in compliance in all material respects with all restrictions, covenants, terms and provisions set forth in its Governing Documents.

Section 4.2 Authority.

(a) SPAC has the requisite corporate power and authority to execute and deliver this Agreement and each of the Ancillary Documents to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the SPAC Stockholder Approval, the execution and delivery of this Agreement, the Ancillary Documents to which SPAC is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof)

duly authorized by all necessary corporate action on the part of SPAC. This Agreement has been and each Ancillary Document to which SPAC is or will be a party will be, upon execution and delivery thereof, duly and validly executed and delivered by SPAC and constitutes or will constitute, upon execution thereof, as applicable, a valid, legal and binding agreement of SPAC (assuming this Agreement has been and the Ancillary Documents to which SPAC is or will be a party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against SPAC in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(b) At a meeting duly called and held, the SPAC Board has unanimously: (i) determined that this Agreement and the Transactions are fair and in the best interests of the SPAC Stockholders, (ii) determined that the fair market value of the Company is equal to at least eighty percent (80%) of the amount held in the Trust Account (less any deferred underwriting commissions and Taxes payable on interest earned) as of the date hereof, (iii) approved the Transactions as a business combination and (iv) resolved to recommend to the shareholders of SPAC approval of each of the matters requiring SPAC Stockholder Approval.

Section 4.3 Consents and Requisite Governmental Approvals; No Violations.

(a) No Consent, Permit, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of SPAC with respect to SPAC’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated by this Agreement or by the Ancillary Documents, except for (i) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC, (B) any other documents or information required pursuant to applicable requirements, if any, of the Federal Securities Laws, and (C) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the Transactions, (ii) compliance with and filings or notifications required to be filed with state securities regulators pursuant to “blue sky” Laws and state takeover Laws as may be required in connection with this Agreement, the Ancillary Documents, or the Transactions, (iii) filing of the Certificate of Merger or (iv) the SPAC Stockholder Approval.

(b) Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 4.3(a), neither the execution, delivery or performance by SPAC of this Agreement nor the Ancillary Documents to which SPAC is or will be a party nor the consummation by SPAC of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Governing Documents of SPAC, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation or acceleration (with or without notice) under, any of the terms, conditions or provisions of any Contract to which SPAC is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which SPAC or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) of SPAC, except, in the case of any of clauses (ii) through (iv) above, as would not have a material adverse effect or prevent, materially delay or materially impair the ability of SPAC to consummate the Transactions.

Section 4.4 Brokers. Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 4.4 of the SPAC Disclosure Schedules (which fees shall be the sole responsibility of SPAC, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of SPAC for which SPAC or any of its Affiliates, including Sponsor, has any obligation.

Section 4.5 Information Supplied. None of the information supplied or to be supplied by or on behalf of SPAC expressly for inclusion or incorporation by reference prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the SPAC Stockholders or at the time of the SPAC Stockholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 4.6 Capitalization of SPAC.

(a) Section 4.6(a) of the SPAC Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of the number and class or series (as applicable) of the issued and outstanding SPAC Shares, Sponsor Shares and SPAC Warrants. All outstanding Equity Securities of SPAC have been duly authorized and validly issued and are fully paid and non-assessable. The issuance of SPAC Shares upon the exercise or conversion, as applicable, of Equity Securities that are derivative securities, will, upon exercise or conversion in accordance with the terms of such Equity Securities against payment therefor, be duly authorized, validly issued, fully paid, and non-assessable. Except as set forth in Section 4.6(a) of the SPAC Disclosure Schedules, such Equity Securities (i) were not issued in violation of the Governing Documents of SPAC or any applicable Law and (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of SPAC) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person. Except for the SPAC Shares, Sponsor Shares and SPAC Warrants set forth on Section 4.6(a) of the SPAC Disclosure Schedules (subject to any SPAC Stockholder Redemptions), immediately prior to Closing, there shall be no other outstanding Equity Securities of SPAC.

(b) Except as disclosed in the SPAC SEC Reports, in Section 4.6(b) of the SPAC Disclosure Schedules, as expressly contemplated by this Agreement, the Ancillary Documents or the Transactions or as otherwise mutually agreed to by the Company and SPAC, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require SPAC, and, except as expressly contemplated by this Agreement, the Ancillary Documents or the Transactions or as otherwise mutually agreed in writing by the Company and SPAC, there is no obligation of SPAC, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of SPAC. Except as disclosed in the SPAC SEC Reports or SPAC’s Governing Documents, there are no outstanding contractual obligations of SPAC to repurchase, redeem or otherwise acquire any securities or Equity Securities of SPAC. Except as disclosed in the SPAC SEC Reports or in Section 4.6(b) of the SPAC Disclosure Schedules, there are no outstanding bonds, debentures, notes or other Indebtedness of SPAC having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which SPAC Stockholders may vote. Except as disclosed in the SPAC SEC Reports or in Section 4.6(b) of the SPAC Disclosure Schedules, SPAC is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to SPAC Shares or any other Equity Securities of SPAC. SPAC does not own any Equity Securities in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any Equity Securities, or any securities or obligations exercisable or exchangeable for or convertible into any Equity Securities, of such Person.

Section 4.7 SEC Filings. SPAC has timely filed or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its IPO (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “SPAC SEC Reports”). Each of the SPAC SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied in all material respects with the applicable requirements of the Federal Securities Laws (including, as applicable, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the SPAC SEC Reports. As of their respective dates of filing, the SPAC SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SPAC SEC Reports.

Section 4.8 Trust Account.

(a) As of the date of this Agreement, SPAC has an amount in cash in the Trust Account of approximately $172,500,000. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Agreement, dated as of September 14, 2020 (the “Trust Agreement”), between SPAC and Continental, as trustee (the “Trustee”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SPAC SEC Reports to be inaccurate in any material respect or, to SPAC’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the SPAC Stockholders who shall have elected to redeem their SPAC Shares pursuant to the Governing Documents of SPAC or (iii) if SPAC fails to complete a business combination within the allotted time period set forth in the Governing Documents of SPAC and liquidates the Trust Account, subject to the terms of the Trust Agreement, SPAC (in limited amounts to permit SPAC to pay the expenses of the Trust Account’s liquidation, dissolution and winding up of SPAC) and then the SPAC Stockholders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of SPAC and the Trust Agreement. SPAC has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. There are no claims or Proceedings pending with respect to the Trust Account. Since September 14, 2020, SPAC has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the SPAC Stockholders who have elected to redeem their SPAC Shares pursuant to the Governing Documents of SPAC, each in accordance with the terms of and as set forth in the Trust Agreement, SPAC shall have no further obligation under either the Trust Agreement or the Governing Documents of SPAC to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.

(b) Assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its respective obligations hereunder, SPAC has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to SPAC on the Closing Date (after disbursements in respect of deferred underwriting commissions, Taxes, and to the SPAC Stockholders who shall have elected to redeem their SPAC Shares pursuant to the Governing Documents of SPAC).

Section 4.9 Indebtedness. Except as set forth in Section 4.9 of the SPAC Disclosure Schedules, as of the date hereof, SPAC does not have, or have any Contract requiring it to enter into or incur, any obligations with respect to or under any Indebtedness.

Section 4.10 Transactions with Affiliates. Section 4.10 of the SPAC Disclosure Schedules sets forth all Contracts between (a) SPAC, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder (including Sponsor) or Affiliate of either SPAC or Sponsor, on the other hand (each Person identified in this clause (b), an “SPAC Related Party”). Except as set forth in Section 4.10 of the SPAC Disclosure Schedules, no SPAC Related Party (A) owns any interest in any material asset used in the business of SPAC, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, customer, lessor or lessee of SPAC or (C) owes any material amount to, or is owed material any amount by, SPAC. All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 4.10 are referred to herein as “SPAC Related Party Transactions”.

Section 4.11 Litigation. As of the date of this Agreement, there is (and since its incorporation, there has been) no Proceeding pending or, to SPAC’s knowledge, threatened against or involving or otherwise affecting SPAC or its assets, including any condemnation or similar proceedings. Neither SPAC nor any of its properties or assets is subject to any Order. As of the date of this Agreement, there are no Proceedings by SPAC pending against any other Person. There is no unsatisfied judgment or any open injunction binding upon SPAC which could have a material effect on the ability of SPAC to enter into, perform its obligations under this Agreement and consummate the Transactions.

Section 4.12 Compliance with Applicable Law. SPAC is (and since its incorporation, has been) in compliance with all applicable Laws, except as would not have a material adverse effect. SPAC has not received any written notice from any Governmental Entity of a violation of any applicable Law by SPAC at any time since its formation, which violation would reasonably be expected to have a material effect on the ability of SPAC to enter into, perform its obligations under this Agreement and consummate the Transactions.

Section 4.13 Business Activities.

(a) Since its IPO, SPAC has held all IPO proceeds in the Trust Account (other than any amounts permitted to be disbursed under the terms of the Trust Agreement and as described in the SPAC Prospectus) for the purpose of being used in the conduct of business following its Business Combination. Except as set forth in SPAC’s Governing Documents, there is no Contract binding upon SPAC or to which SPAC is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it, any acquisition of property by it or the conduct of business by it (including, in each case, following the Closing).

(b) SPAC does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, SPAC has no interests, rights, obligations or liabilities with respect to, or is party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a business combination.

(c) Except for this Agreement and the agreements expressly contemplated hereby or as set forth in Section 4.13(c) of the SPAC Disclosure Schedules, SPAC is and at no time has been, party to any Contract with any other Person that would require payments by SPAC in excess of $100,000 in the aggregate with respect to any individual Contract or more than $500,000 in the aggregate when taken together with all other Contracts (other than this Agreement and the agreements expressly contemplated hereby and Contracts set forth in Section 4.13(c) of the SPAC Disclosure Schedules).

(d) There is no liability, debt or obligation against SPAC, except for liabilities and obligations (i) reflected or reserved for on SPAC’s consolidated balance sheet as of September 30, 2020 or disclosed in the notes thereto, (ii) that have arisen since the date of SPAC’s consolidated balance sheet as of September 30, 2020 in the ordinary course of the operation of business of SPAC or that are set forth in Section 4.13(d) of the SPAC Disclosure Schedules or (iii) incurred in connection with or contemplated by this Agreement and/or the Transactions or (iv) that would not reasonably be expected to be, individually or in the aggregate, material to SPAC.

Section 4.14 Internal Controls; Listing; Financial Statements.

(a) Except as is not required in reliance on exemptions from various reporting requirements by virtue of SPAC’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act, since its IPO, (i) SPAC has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of SPAC’s financial reporting and the preparation of SPAC’s financial statements for external purposes in accordance with GAAP and (ii) SPAC has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to SPAC is made known to SPAC’s principal executive officer and principal financial officer by others within SPAC. Such disclosure controls and procedures are effective in timely alerting SPAC’s principal executive officer and principal financial officer to material information required to be included in SPAC’s financial statements included in SPAC’s periodic reports required under the Exchange Act.

(b) SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act. There are no outstanding loans or other extensions of credit made by SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SPAC.

(c) Since its IPO, SPAC has complied in all material respects with all applicable listing and corporate governance rules and regulations of Nasdaq. The issued and outstanding SPAC Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SAIIU”. The issued and outstanding SPAC Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SAII”. The issued and outstanding SPAC Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “SAIIW”. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of SPAC, threatened against SPAC by Nasdaq or the SEC with respect to any intention by such entity to deregister the SPAC Units, SPAC Shares or SPAC Warrants or prohibit or terminate the listing of the SPAC Units, SPAC Shares or SPAC Warrants on Nasdaq. Neither SPAC nor any of its Affiliates has taken any action that is designed to terminate the registration of the SPAC Units, SPAC Shares or SPAC Warrants under the Exchange Act except as contemplated by this Agreement. SPAC has not received any notice from Nasdaq or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the SPAC Units, SPAC Shares or SPAC Warrants from Nasdaq or the SEC.

(d) The SPAC SEC Reports contain true and complete copies of the applicable SPAC Financial Statements. The SPAC Financial Statements (i) fairly present in all material respects the financial position of SPAC as at the respective dates thereof, and the results of its operations, shareholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) in the case of the audited SPAC Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).

(e) SPAC has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for SPAC’s assets. SPAC maintains and, for all periods covered by the SPAC Financial Statements, has maintained books and records of SPAC in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of SPAC in all material respects.

(f) Since its incorporation, SPAC has not received any written complaint, allegation, assertion or claim that there is (i) a “significant deficiency” in the internal controls over financial reporting of SPAC to SPAC’s knowledge, (ii) a “material weakness” in the internal controls over financial reporting of SPAC to SPAC’s knowledge or (iii) fraud, whether or not material, that involves management or other employees of SPAC who have a significant role in the internal controls over financial reporting of SPAC.

(g) As of the date hereof, there are no outstanding SEC comments from the SEC with respect to the SPAC SEC Reports. None of the SPAC SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 4.15 No Undisclosed Liabilities. Except for the Liabilities (a) set forth in Section 4.15 of the SPAC Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the Transactions (it being understood and agreed that the expected third-parties that are, as of the date hereof, entitled to fees, expenses or other payments in connection with the matters described in this clause (b) shall be set forth on Section 4.15 of the SPAC Disclosure Schedules), (c) that are incurred in connection with or incident or related to SPAC’s incorporation or continuing corporate existence, which are immaterial in nature, (d) that are incurred in connection with activities that are administrative or ministerial, in each case, which are immaterial in nature, (e) that are either permitted pursuant to Section 5.10(e) or incurred in accordance with Section 5.10(e) (for the avoidance of doubt, in each case, with the written consent of the Company) or (f) set forth or disclosed in the SPAC Financial Statements included in the SPAC SEC Reports, SPAC has no Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP.

Section 4.16 Tax Matters.

(a) SPAC has prepared and filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in substantial compliance with all applicable Laws and Orders, and SPAC has paid all income and other material Taxes required to have been paid or deposited by it regardless of whether shown on a Tax Return.

(b) SPAC has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder or other third-party.

(c) No deficiencies for Taxes against any of SPAC have been claimed, proposed or assessed in writing by any Tax Authority that remain unpaid except for deficiencies which are being contested in good faith and with respect to which adequate reserves have been established. SPAC is not currently the subject of a Tax audit or examination with respect to any Taxes. SPAC has not been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, in each case with respect to material Taxes.

(d) SPAC is not party to any agreements (or has otherwise agreed) to extend or waive the time in which any Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect. SPAC is not currently the beneficiary of any extension of time within which to file any Tax Return, other than extensions of time to file Tax Returns obtained in the ordinary course of business.

(e) No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to SPAC which agreement or ruling would be effective after the Closing Date.

(f) SPAC is not and has not been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).

(g) There are no Liens for Taxes on any assets of SPAC other than Permitted Liens.

(h) During the two (2)-year period ending on the date of this Agreement, SPAC was not a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to be governed by Section 355 of the Code.

(i) SPAC (i) has not been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (ii) has no any Liability for the Taxes of any Person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor or by Contract (other than any Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes).

(j) No written claims have ever been made by any Tax Authority in a jurisdiction where SPAC does not file Tax Returns that SPAC is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.

(k) SPAC is not a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one that is included in a Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes).

(l) SPAC is Tax resident only in its jurisdiction of incorporation.

(m) SPAC does not have a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(n) SPAC is not and has not been during the last five (5) years a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(o) SPAC does not have knowledge of any fact that (when taken together with SPAC’s understanding of other relevant facts) would reasonably be expected to cause the Company to be treated, following the completion of the Transactions, as a Tax resident of the United States.

(p) SPAC will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) installment sale made prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date; (iv) use of an improper method of accounting for a taxable period on or prior to the Closing Date; or (v) application of Section 965 of the Code. SPAC has not made an election pursuant to Section 965(h) of the Code.

(q) SPAC is and has since formation been treated as a corporation for U.S. federal (and applicable state and local) income Tax purposes.

(r) SPAC has not taken nor agreed to take any action that could reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

Section 4.17 Material Contracts; No Defaults.

(a) The SPAC has filed as an exhibit to the SPAC SEC Reports all Contracts, including every “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than confidentiality and non-disclosure agreements and this Agreement) to which, as of the date of this Agreement, SPAC is a party or by which any of its respective assets are bound.

(b) Each Contract of a type required to be filed as an exhibit to the SPAC SEC Reports, whether or not filed, was entered into at arm’s length. Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date, with respect to any Contract of the type required to be filed as an exhibit to the SPAC SEC Reports, whether or not filed, (i) such Contracts are in full force and effect and represent the legal, valid and binding obligations of SPAC, and, to the knowledge of the SPAC, the other parties thereto, and are enforceable by SPAC to the extent a party thereto in accordance with their terms, subject in all respects to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a Proceeding in equity or at law), (ii) the SPAC and, to the knowledge of the SPAC, the counterparties thereto, are not in material breach of or material default (or would be in material breach, violation or default but for the existence of a cure period) under any such Contract, (iii) SPAC has not received any written or oral claim or notice of material breach of or material default under any such Contract, (iv) no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by SPAC or any other party thereto (in each case, with or without notice or lapse of time or both) and (v) SPAC has not received written notice from any other party to any such Contract that such party intends to terminate or not renew any such Contract.

Section 4.18 Absence of Changes. Since the date of SPAC’s incorporation, (a) no change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of SPAC or the ability of SPAC to enter into, perform its obligations under this Agreement or consummate the Transactions and (b) except for commercially reasonable actions and omissions taken as a result of COVID-19 and COVID-19 Measures, or as expressly contemplated by this Agreement, any Ancillary Document or in connection with the Transactions, (i) SPAC has conducted its business in the ordinary course in all material respects and (ii) SPAC has not taken any action that would require the consent of the Company if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.10(b), Section 5.10(l) or Section 5.10(o).

Section 4.19 Employee Benefit Plans. SPAC does not maintain, contribute to or have any material obligation or liability, any “employee benefit plan” as defined in Section 3(3) of ERISA or any other material, written plan, policy, program, arrangement or agreement (other than employment agreements) providing compensation or benefits to any current or former director, officer, employee, independent contractor or other service provider of SPAC, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements, but not including any plan, policy, program, arrangement or agreement that covers only former directors, officers, employees, independent contractors and service providers and with respect to which SPAC has no remaining obligations or liabilities (collectively, the “SPAC Benefit Plans”) and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (either alone or in combination with another event) will (i) result in any material payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director, officer or employee of SPAC or (ii) result in the acceleration, vesting or creation of any rights of any shareholder, director, officer or employee of SPAC to material (x) payments or (y) benefits or (z) increases in any existing payments or benefits or any loan forgiveness.

Section 4.20 Sponsor Letter Agreement. SPAC has delivered to the Company a true, correct and complete copy of the Sponsor Letter Agreement. The Sponsor Letter Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by SPAC. The Sponsor Letter Agreement is a legal, valid and binding obligation of SPAC and, to the knowledge of SPAC, each other party thereto and neither the execution or delivery by any party thereto, nor the performance of any party’s obligations under, the Sponsor Letter Agreement violates any provision of, or results in the breach of or default under, or require any filing, registration or qualification under, any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of SPAC under any material term or condition of the Sponsor Letter Agreement.

Section 4.21 Investment Company Act. SPAC is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.22 Charter Provisions. As of the date of this Agreement, there is no shareholder rights plan, “poison pill” or similar anti-takeover agreement or plan in effect to which SPAC is subject, party or otherwise bound.

Section 4.23 Compliance with International Trade & Anti-Corruption Laws.

(a) Since SPAC’s incorporation, neither SPAC nor, to SPAC’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any Sanctions and Export Control Laws (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine); (iii) an entity owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii).

(b) Since SPAC’s incorporation, neither SPAC, its directors or officers, nor, to SPAC’s knowledge, any of its employees, agents or any other Persons acting for or on behalf of any of SPAC has, directly or knowingly indirectly (i) made, offered, promised, authorized, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made, offered, promised, authorized or paid any unlawful contributions to a domestic or foreign political party or candidate or (iii) otherwise made, offered, promised, authorized, paid or received any improper payment in violation of any Anti-Corruption Laws. SPAC has implemented and maintained policies and procedures reasonably designed to promote compliance with Anti-Corruption Laws, Sanctions and Export Control Laws.

(c) To the Knowledge of SPAC, there is no current investigation, allegation, request for information, or other inquiry by any Governmental Entity regarding the actual or possible violation of the Anti-Corruption Laws by SPAC and since its date of incorporation, SPAC has not received any written notice that there is any investigation, allegation, request for information, or other inquiry by any Governmental Entity regarding an actual or possible violation of the Anti-Corruption Laws.

Section 4.24 Investigation; No Other Representations.

(a) SPAC, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects, of the Group Companies and (ii) it has been furnished with or given access to such documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the Transactions.

(b) In entering into this Agreement and the Ancillary Documents to which it is or will be a party, SPAC has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in

Article III and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of the Company, any Company Non-Party Affiliate or any other Person, either express or implied, and SPAC, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article III and in the Ancillary Documents to which it is or will be a party, none of the Company, any Company Non-Party Affiliate or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the Transactions.

Section 4.25 Residency. SPAC is a non-Israeli resident company that has no activities in Israel, and its activity is controlled and managed outside of Israel. Each of SPAC’s directors, officers, managers and general managers are non-Israeli residents and conduct SPAC’s activity outside of Israel.

Section 4.26 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY PARTIES OR ANY OF ITS OR THEIR REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE IV AND THE ANCILLARY DOCUMENTS, NEITHER SPAC, NOR ANY SPAC NON-PARTY AFFILIATE OR ANY OTHER PERSON MAKES, AND SPAC EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF SPAC THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY PARTIES OR ANY OF ITS OR THEIR REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF SPAC BY OR ON BEHALF OF THE MANAGEMENT OF SPAC OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY, MERGER SUB, OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE IV OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION, ANY SPAC SEC REPORTS, OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING, BUT NOT LIMITED TO, ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF SPAC ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF SPAC, ANY SPAC NON-PARTY AFFILIATE OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY COMPANY NON-PARTY AFFILIATE IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE V.

COVENANTS

Section 5.1 Conduct of Business of the Company.

(a) From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(a) of the Company Disclosure Schedules, or as consented to in writing by SPAC (it being agreed that any request for a consent shall not be unreasonably withheld, conditioned or delayed), use its commercially reasonable efforts to (i) conduct and operate the business of the Group Companies in the ordinary course in all material respects, (ii) maintain and preserve intact in all material respects the business organization, assets, properties and material business relations of the Group Companies, taken as a whole, (iii) keep available the services of the present officers and Key Employees of the Company and (iv) preserve existing relations and goodwill of the Group Companies with customers, suppliers, distributors and creditors of the Group Companies.

(b) Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law (including COVID-19 Measures), as set forth on Section 5.1(b) of the Company Disclosure Schedules or as consented to in writing by SPAC (such consent, not to be unreasonably withheld, conditioned or delayed), not do any of the following:

(i) declare, set aside, make or pay a dividend on, or make any other distribution or payment (whether in cash, stock or property) in respect of, any Equity Securities of any Group Company or Merger Sub or repurchase, redeem or otherwise acquire, offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of any Group Company or Merger Sub, other than (x) dividends or distributions, declared, set aside or paid by any of the Company’s Subsidiaries to the Company or any Subsidiary that is, directly or indirectly, wholly owned by the Company and (y) any dividends or distributions required under the Governing Documents of any joint venture of any Subsidiaries of the Company;

(ii) (A) merge, consolidate, combine or amalgamate any Group Company or Merger Sub with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof, other than such acquisitions and purchases that would not require financial statements of the acquired business to be included in the Registration Statement / Proxy Statement pursuant to Rule 3-05 of Regulation S-X under the Securities Act;

(iii) adopt any amendments, supplements, restatements or modifications to any Group Company’s or Merger Sub’s Governing Documents;

(iv) transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien, (A) any Equity Securities of any Group Company or Merger Sub or (B) any options, restricted stock, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company or Merger Sub to issue, deliver or sell any Equity Securities of any Group Company, other than the issuance of shares of capital stock of the Company upon the exercise of any Company Equity Award outstanding on the date of this Agreement in accordance with the terms of the applicable Company Equity Plan and the underlying grant, award or similar agreement or the issuance of Company Options in accordance with the terms of employment agreements;

(v) incur, create or assume any Indebtedness in excess of $500,000, other than (x) ordinary course trade payables, (y) between the Company and any of its wholly owned Subsidiaries or between any of such wholly owned Subsidiaries or (z) in connection with borrowings, extensions of credit and other financial accommodations under the Company’s and Subsidiaries’ existing credit facilities, notes and other existing Indebtedness and, in each case, any refinancings thereof;

(vi) make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than (A) intercompany loans or capital contributions between the Company and any of its wholly owned Subsidiaries, (B) the reimbursement of expenses of employees in the ordinary course of business and consistent with past practice, (C) prepayments and deposits paid to suppliers of any Group Company in the ordinary course of business, (D) trade credit extended to customers of the

Group Companies in the ordinary course of business and (D) advances to wholly owned Subsidiaries of the Company;

(vii) except (x) as forth in Section 5.1(b)(vii) of the Company Disclosure Schedules, (y) as required under the existing terms of any Employee Benefit Plan of any Group Company that is set forth on Section 3.11(b) of the Company Disclosure Schedules or (z) as required by any applicable Law, (A) amend, modify, adopt, enter into or terminate any Employee Benefit Plan of any Group Company or any other benefit or compensation plan, policy, program, agreement, trust, fund or Contract that would be an Employee Benefit Plan if in effect as of the date of this Agreement, (B) increase or decrease the compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company, (C) accelerate, by any action or omission of any Group Company, any payment, right to payment, vesting or benefit, or the funding of any payment, right to payment, vesting or benefit, payable or to become payable to any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company or (D) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure or other restrictive covenant obligation of any current or former director, manager, officer, employee, individual independent contractor or other service provider of any Group Company;

(viii) (i) modify, extend, terminate, negotiate, or enter into any CBA or (ii) recognize or certify any labor union, works council, or other labor organization or group of employees of the Group Companies as the bargaining representative for any employees of the Group Companies;

(ix) hire, engage, terminate (without cause), furlough, or temporarily lay off any employee or independent contractor with annual target compensation in excess of $200,000;

(x) implement or announce any closings, employee layoffs, furloughs, reductions-in-force, reduction in terms and conditions of employment, or other personnel actions that could implicate the WARN Act;

(xi) make, change or revoke any election concerning Taxes (including, for the avoidance of doubt, making any U.S. federal income Tax entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) with respect to the Company or any Company Subsidiary not otherwise contemplated by this Agreement), change or otherwise modify any method of accounting as such relates to Taxes, amend any income or other material Tax Return, surrender any right to claim a refund of income or other material Taxes, enter into any Tax closing agreement, settle any Tax claim or assessment, change its jurisdiction of Tax residence, or consent to any extension or waiver of the limitation period applicable to or relating to any Tax claim or assessment;

(xii) enter into any settlement, conciliation or similar Contract outside of the ordinary course of business the performance of which would involve the payment by the Group Companies in excess of $500,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on any Group Company (or SPAC or any of its Affiliates after the Closing);

(xiii) authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company;

(xiv) change any Group Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

(xv) enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;

(xvi) except for entries, modifications, amendments, waivers, terminations or non-renewals in the ordinary course of business, enter into, materially modify, materially amend, waive any material right under, terminate (excluding any expiration in accordance with its terms) or fail to renew, any Contract required to be disclosed on Section 3.19 of the Company Disclosure Schedules (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such Material Contract pursuant to its terms) or any Real Property Lease;

(xvii) fail to maintain the Leased Real Property in substantially the same condition as of the date of this Agreement, other than ordinary wear and tear, casualty and condemnation;

(xviii) abandon, sell, assign, or exclusively license any material Company Owned Intellectual Property to any Person (other than in the ordinary course of business);

(xix) sell, lease, license, encumber or otherwise dispose of any properties or assets except for the sale, lease, license, or disposition in the ordinary course of business;

(xx) close any facility or discontinue any material line of business or material business operations; or

(xxi) (y) suffer any Lien on or transfer, let lapse, abandon or dispose of any material Company Owned Intellectual Property or (z) license any Company Owned Intellectual Property, except for non-exclusive licenses granted in the ordinary course of business; or

(xxii) enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1.

Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, (a) nothing set forth in this Agreement shall give SPAC, directly or indirectly, the right to control or direct the operations of the Group Companies prior to the Closing, (b) any action taken, or omitted to be taken, by any Group Company to the extent such act or omission is reasonably determined by the Company, based on the advice of outside legal counsel, to be necessary to comply with any Law, Order, directive, pronouncement or guideline issued by a Governmental Entity providing for business closures, “sheltering-in-place” or other restrictions that relates to, or arises out of, COVID-19 shall in no event be deemed to constitute a breach of this Section 5.1 and (c) any action taken, or omitted to be taken, by any Group Company to the extent that the board of directors of the Company reasonably determines that such act or omission is necessary in response to COVID-19 to maintain and preserve in all material respects the business organization, assets, properties and material business relations of the Group Companies, taken as a whole, shall not be deemed to constitute a breach of this Section 5.1; provided, however, (i) in the case of each of clause (b) and (c), the Company shall give SPAC prior written notice of any such act or omission to the extent reasonably practicable, which notice shall describe in reasonable detail the act or omission and the reason(s) that such act or omission is being taken, or omitted to be taken, pursuant to clause (b) or (c) and, in the event that it is not reasonably practicable for the Company to give the prior written notice described in this clause (i), the Company shall instead give such written notice to SPAC promptly after such act or omission and (ii) in no event shall clause (b) or (c) be applicable to any act or omission of the type described in Section 5.1(b)(i), Section 5.1(b)(ii), Section 5.1(b)(iii), Section 5.1(b)(iv), Section 5.1(b)(vii), Section 5.1(b)(viii), Section 5.1(b)(x) or Section 5.1(b)(xii) (to the extent related to any of the foregoing).

Section 5.2 Efforts to Consummate; Litigation.

(a) Subject to the terms and conditions herein provided, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by this Agreement (including (i) the satisfaction, but not waiver, of the closing conditions set forth in Article VI and, in the case of any Ancillary Document to which such Party will be a party after the date of this Agreement, to execute and delivery such Ancillary Document when required pursuant to this Agreement and (ii) using reasonable best efforts to obtain the PIPE Financing on the terms and subject to the conditions set forth in the Subscription Agreements). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons necessary, proper or advisable to consummate the Transactions. The Company on the one hand, and SPAC, on the other hand, shall, each, pay fifty percent (50%) of all costs incurred in connection with obtaining such Consents; provided, however, that each Party shall bear its out-of-pocket costs and expenses in connection with the preparation of any such Consents. Each Party shall respond as promptly as reasonably practicable to any requests by any Governmental Entity for additional information and documentary material that may be requested pursuant to any Law. SPAC shall promptly inform the Company of any communication between SPAC, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform SPAC of any communication between any Company Party, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding any of the Transactions. Without limiting the foregoing, each Party and its respective Affiliates shall not enter into any agreement with any Governmental Entity to delay or not to consummate the Transactions, except with the prior written consent of SPAC and the Company. Nothing in this Section 5.2 obligates any Party or any of its Affiliates to agree to (A) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of any Group Company or any entity, facility or asset of such Party or any of its Affiliates, (B) terminate, amend or assign existing relationships and contractual rights or obligations, (C) amend, assign or terminate existing licenses or other agreements, or (D) enter into new licenses or other agreements. No Party shall agree to any of the foregoing measures with respect to any other Party or any of its Affiliates, except with SPAC’s and the Company’s prior written consent.

(b) From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, SPAC, on the one hand, and the Company Parties, on the other hand, shall give counsel for the Company Parties (in the case of SPAC) or SPAC (in the case of any Company Party), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to the Transactions. Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with, in the case of any Company Party, SPAC, or, in the case of SPAC, any Company Party in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of any Company Party, SPAC, or, in the case of SPAC, the Company, the opportunity to attend and participate in such meeting or discussion.

(c) From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, SPAC, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder Proceedings (including derivative claims) relating to this Agreement, any Ancillary Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of SPAC, SPAC or any of its Representatives (in their capacity as a Representative of SPAC) or, in the case of the Company and Merger Sub, any Group Company or Merger Sub or any of their respective Representatives (in their capacity as a Representative of any Group Company or Merger Sub). SPAC and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other. Notwithstanding the foregoing, the Company shall, subject to and without limiting the covenants and agreements, and the rights of SPAC, set forth in the immediately preceding sentence, control the negotiation, defense and settlement of any such Transaction Litigation; provided, however, that in no event shall the Company, any other Group Company, Merger Sub or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of SPAC (not to be unreasonably withheld, conditioned or delayed, provided that it shall be deemed to be reasonable for SPAC to withhold, condition or delay its consent if any such settlement or compromise (A) does not provide for a legally binding, full, unconditional and irrevocable release of SPAC and its Representative(s) that are the subject of such Transaction Litigation, (B) provides for (x) the payment of cash any portion of which is payable by SPAC or its Representative(s) thereof or would otherwise constitute a SPAC Liability or (y) any non-monetary, injunctive, equitable or similar relief against SPAC or (C) contains an admission of wrongdoing or Liability by SPAC or any of its Representatives). Without limiting the generality of the foregoing, in no event shall SPAC or any of its Representatives settle or compromise any Transaction Litigation without the Company’s prior written consent.

Section 5.3 Confidentiality and Access to Information.

(a) The Parties hereby acknowledge and agree that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that this Section 5.3(a) or the Confidentiality Agreement conflicts with any other covenant or agreement contained herein or any Ancillary Document that contemplates the disclosure, use or provision of information or otherwise, then such other covenant or agreement contained herein or therein shall govern and control to the extent of such conflict.

(b) From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, the Company shall provide, or cause to be provided, to SPAC and its Representatives during normal business hours reasonable access to the directors, officers, books and records of the Group Companies, including financial information used in the preparation of the Financial Statements (in a manner so as to not interfere with the normal business operations of the Group Companies). Notwithstanding the foregoing, none of the Group Companies shall be required to provide to SPAC or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any Group Company is subject, including any privacy Law, (B) result in the disclosure of any trade secrets of third-parties in breach of any Contract with such third-party, (C) violate any legally binding obligation of any Group Company with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any Group Company under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), the Company shall, and shall cause the other Group Companies to, use commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if any Group Company or Merger Sub, on the one hand, and SPAC, any SPAC Non-Party Affiliate or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.

(c) From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, SPAC shall provide, or cause to be provided, to the Company and its Representatives any Evaluation Material or any other information during normal business hours reasonable access to the directors, officers, books and records of SPAC (in a manner so as to not interfere with the normal business operations of SPAC). Notwithstanding the foregoing, SPAC shall not be required to provide, or cause to be provided to, the Company or any of its Representatives any Evaluation Material or any other information (i) if and to the extent doing so would (A) violate any Law to which SPAC is subject, (B) result in the disclosure of any trade secrets of third-parties in breach of any Contract with such third-party, (C) violate any legally binding obligation of SPAC with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to SPAC under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), SPAC shall use commercially reasonable efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if SPAC, on the one hand, and any Group Company, any Company Non-Party Affiliate, Merger Sub or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that SPAC shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.

Section 5.4 Public Announcements.

(a) Subject to Section 5.4(b), Section 5.7 and Section 5.8, none of the Parties or any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of, prior to the Closing, the Company and SPAC or, after the Closing, the Company; provided, however, that each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law, in which case (A) prior to the Closing, the disclosing Party and its Representatives shall use commercially reasonable efforts to consult with the Company, if the disclosing party is SPAC, or SPAC, if the disclosing party is any Company Party, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, or (B) after the Closing, the disclosing Party and its Representatives shall use commercially reasonable efforts to consult with the Company and the disclosing Party shall consider such comments in good faith, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 5.4 and (iii) subject to the terms of Section 5.2, to Governmental Entities in connection with any Consents required to be made under this Agreement, the Ancillary Documents or in connection with the Transactions.

(b) The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and SPAC prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as reasonably practicable after the execution of this Agreement on the day thereof. Promptly after the execution of this Agreement, SPAC shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by, and in compliance with, the Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and SPAC shall consider such comments in good faith. The Company, on the one hand, and SPAC, on the other hand, shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or SPAC, as applicable) a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”) prior to the Closing, and, on the Closing Date, the Parties shall cause the Closing Press Release to be released. Promptly after the Closing (but in any event within four (4) Business Days after the Closing), the Company shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws. In connection with the preparation of each of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.

Section 5.5 Tax Matters.

(a) Transfer Taxes. Notwithstanding anything to the contrary contained herein, the Sponsor shall pay fifty percent (50%) of all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes (which, for the avoidance of doubt, shall not include any Tax imposed on or determined with reference to income, profits, gross receipts, or direct or indirect capital gains) incurred in connection with the Merger and the other transactions contemplated hereby ( “Transfer Taxes”). The Company shall, at its own expense, file (or cause to be filed) all necessary Tax Returns with respect to all such Transfer Taxes and shall timely pay (or cause to be timely paid) to the applicable Governmental Entity such Transfer Taxes (subject to prompt reimbursement from the Sponsor). The Parties agree to reasonably cooperate to (i) sign and deliver such resale and other certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce) any such Transfer Taxes and (ii) prepare and file (or cause to be prepared and filed) all Tax Returns in respect of any such Transfer Taxes.

(b) Tax Treatment. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and this Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3 (the “Intended Tax Treatment”). The Parties hereto agree to report for all Tax purposes in a manner consistent with, and not otherwise take any U.S. federal income tax position inconsistent with, this Section 5.5(b) unless otherwise required by a change in applicable Law (including the Code, Treasury Regulations or other IRS published guidance), or as required pursuant to a “determination” within the meaning of Section 1313 of the Code. The Parties shall not take or cause to be taken any action, or knowingly fail to take or cause to be taken any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the Intended Tax Treatment. Each of the Parties hereto further acknowledges and hereby agrees that it is not a condition to the Closing that the Merger qualifies as a “reorganization” within the meaning of Section 368(a).

(c) At or prior to the Closing, SPAC shall have delivered to the Company a certificate and notice pursuant to Treasury Regulation Sections 1.1445-2(c)(3) and 1.897-2(h)(2) certifying that SPAC has not been a “United Stated real property holding corporation” within the meaning of Code Section 897(c)(2) during the five (5)-year period ending on the Closing Date and a letter notifying the U.S. Internal Revenue Service of the same, in a form reasonably acceptable to the Company.

Section 5.6 Exclusive Dealing.

(a) The Company shall immediately cease and cause to be terminated all existing discussions and negotiations with any parties with respect to any proposal that constitutes or may be reasonably expected to constitute or lead to a Company Acquisition Proposal. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company Parties shall not, and shall cause the other Group Companies not to, and shall not authorize or permit their respective Representatives to, and shall use their reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any Equity Securities of any Group Company or Merger Sub (or any Affiliate or successor of any Group Company or Merger Sub); (v) waive or otherwise forbear in the enforcement of any rights or other benefits under confidential information agreements relating to a Company Acquisition Proposal, including without limitation any “standstill” or similar provisions thereunder, or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. The Company agrees to (A) notify SPAC promptly upon receipt of any Company Acquisition Proposal by any Group Company or Merger Sub, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep SPAC reasonably informed on a current basis of any modifications to such offer or information.

(b) From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SPAC shall not, and shall cause its Representatives not to, directly or indirectly: (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a SPAC Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a SPAC Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a SPAC Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of SPAC (or any Affiliate or successor of SPAC); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. SPAC agrees to (A) notify the Company promptly upon receipt of any SPAC Acquisition Proposal by SPAC, and to describe the material terms and conditions of any such SPAC Acquisition Proposal in reasonable detail (including the identity of any Person making such SPAC

Acquisition Proposal) and (B) keep the Company reasonably informed on a current basis of any modifications to such offer or information. The transfer of the SPAC Evaluation Material pursuant to Section 5.19 shall not violate the terms of this Section 5.6(b).

Section 5.7 Preparation of Registration Statement / Proxy Statement. As promptly as reasonably practicable following the date of this Agreement (and in any event not later than 10 days after the date that the Closing Company Audited Financial Statements are delivered in accordance with Section 5.16), SPAC and the Company shall prepare and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either SPAC or the Company, as applicable): (a) a proxy statement (the “Proxy Statement”) to be filed with the SEC by SPAC relating to the Transaction Proposals to be submitted to the holders of SPAC Shares and Sponsor Shares at the SPAC Stockholders Meeting, all in accordance with and as required by SPAC’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq and (b) a registration statement on Form F-4 to be filed with the SEC by Company pursuant to which Company Ordinary Shares and Company Warrants issuable in the Merger will be registered with the SEC and that will include the Proxy Statement (such document, the “Registration Statement / Proxy Statement”), all in accordance with and as required by SPAC’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq. Subject to Section 5.7 of the Company Disclosure Schedules and Section 5.7 of the SPAC Disclosure Schedules, each of SPAC and the Company shall use its commercially reasonable efforts to (a) cause the Registration Statement / Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC (including, with respect to the Group Companies, the provision of financial statements of, and any other information with respect to, the Group Companies for all periods, and in the form, required to be included in the Registration Statement / Proxy Statement under Securities Laws (after giving effect to any waivers received) or in response to any comments from the SEC); (b) promptly notify the other party of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (c) have the Registration Statement / Proxy Statement declared effective under the Securities Act as promptly as reasonably practicable after it is filed with the SEC; and (d) keep the Registration Statement / Proxy Statement effective through the Closing in order to permit the consummation of the transactions contemplated by this Agreement. SPAC, on the one hand, and the Company, on the other hand, shall promptly furnish, or cause to be furnished, to the other all information concerning such Party, its Non-Party Affiliates and their respective Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.7 or for including in any other statement, filing, notice or application made by or on behalf of the Company or SPAC to the SEC or Nasdaq in connection with the Transactions. If any Party becomes aware of any information that should be disclosed in an amendment or supplement to the Registration Statement / Proxy Statement, then (i) such Party shall promptly inform, in the case of any Company Party, SPAC, or, in the case of SPAC, the Company, thereof; (ii) such Party shall prepare and mutually agree upon with, in the case of SPAC, the Company, or, in the case of the Company, SPAC (in either case, such agreement not to be unreasonably withheld, conditioned or delayed), an amendment or supplement to the Registration Statement / Proxy Statement; (iii) the Company shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the SPAC Stockholders and the Company Shareholders. The Company shall as promptly as reasonably practicable advise SPAC of the time of effectiveness of the Registration Statement / Proxy Statement, the issuance of any stop order relating thereto or the suspension of the qualification of Company Ordinary Shares or Company Warrants for offering or sale in any jurisdiction, and the Company and SPAC shall each use its commercially reasonable efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Parties shall use commercially reasonable efforts to ensure that none of the information related to him, her or it or any of his, her or its Non-Party Affiliates or its or their respective Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Registration Statement / Proxy Statement will, at the time the Registration Statement / Proxy Statement is initially filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company and/or its designees shall pay all fees in connection with the registration of Company Securities and the filing of the Registration Statement / Proxy Statement.

Section 5.8 SPAC Stockholder Approval. SPAC shall use its commercially reasonable efforts to, as promptly as practicable, (i) establish the record date for, duly call, give notice of, convene and hold the SPAC Stockholders Meeting in accordance with the Governing Documents of SPAC and the DGCL, (ii) after the Registration Statement / Prospectus is declared effective under the Securities Act, cause the proxy statement contained therein to be disseminated to the SPAC Stockholders and (iii) after the Registration Statement / Proxy Statement is declared effective under the Securities Act, solicit proxies from the SPAC Stockholders to vote in accordance with the SPAC Board Recommendation, and, if applicable, any approvals related thereto, and providing the SPAC Stockholders with the Offer. SPAC shall, through unanimous approval of its board of directors, recommend to its shareholders (the “SPAC Board Recommendation”), (i) the adoption and approval of this Agreement and the transactions contemplated hereby (including the Merger and the issuance of the Per Share Consideration hereunder) (the “Business Combination Proposal”); (ii) the adoption and approval of each other proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto; (iii) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions; and (iv) the adoption and approval of a proposal for the adjournment of the SPAC Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (i) through (iv) together, the “Transaction Proposals”); provided, that SPAC may adjourn the SPAC Stockholders Meeting (A) to solicit additional proxies for the purpose of obtaining the SPAC Stockholder Approval, (B) for the absence of a quorum, (C) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that SPAC has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the SPAC Stockholders prior to the SPAC Stockholders Meeting or (D) if the holders of SPAC Shares have elected to redeem a number of SPAC Shares as of such time that would reasonably be expected to result in the condition set forth in Section 6.3(c) not being satisfied; provided that, without the consent of the Company, in no event shall SPAC adjourn the SPAC Stockholders Meeting for more than fifteen (15) Business Days later than the most recently adjourned meeting or to a date that is beyond four (4) Business Days prior to the Termination Date. The SPAC Board Recommendation shall be included in the Registration Statement / Proxy Statement. Except as otherwise required by applicable Law, SPAC covenants that none of the SPAC Board or SPAC nor any committee of the SPAC Board shall change, withdraw, withhold or modify, or propose publicly or by formal action of the SPAC Board, any committee of the SPAC Board or SPAC to change, withdraw, withhold or modify the SPAC Board Recommendation or any other recommendation by the SPAC Board or SPAC of the proposals set forth in the Registration Statement / Proxy Statement (a “SPAC Change in Recommendation”).

Section 5.9 Merger Sub Shareholder Approval. As promptly as reasonably practicable (and in any event within one (1) Business Day) following the date of this Agreement, the Company, as the sole shareholder of Merger Sub, will approve and adopt this Agreement, the Ancillary Documents to which Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Merger).

Section 5.10 Conduct of Business of SPAC. From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SPAC shall, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.10 of the SPAC Disclosure Schedules, or as consented in writing by the Company (it being agreed that any request for a consent shall not be unreasonably withheld, conditioned, or delayed), use its commercially reasonable efforts to comply with and continue performing under SPAC’s Governing Documents, the Trust Agreement and all other agreements or Contracts to which SPAC may be a party. Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SPAC shall not, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.10 of the SPAC Disclosure Schedules or as consented to in writing by the Company (such consent not to be unreasonably withheld, conditioned or delayed), do any of the following:

(a) adopt any amendments, supplements, restatements or modifications to the Trust Agreement, Warrant Agreement or the Governing Documents of SPAC;

(b) declare, set aside, make or pay a dividend on, or make any other distribution or payment (whether in cash, stock or property) in respect of, any Equity Securities of SPAC, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of SPAC;

(c) (i) merge, consolidate, combine or amalgamate SPAC with any Person or (ii) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof;

(d) split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;

(e) incur, create, assume, refinance, guarantee or otherwise become liable for (whether directly, contingently, or otherwise) any Indebtedness or other Liability;

(f) make any loans or advances to, or capital contributions to, or guarantees for the benefit of, or any investment in, any other Person, other than to, of, or in, SPAC;

(g) issue any Equity Securities of SPAC or grant any additional options, warrants or stock appreciation rights with respect to Equity Securities of the foregoing of SPAC;

(h) enter into, renew, modify or revise any SPAC Related Party Transaction (or any Contract or agreement that if entered into prior to the execution and delivery of this Agreement would be a SPAC Related Party Transaction);

(i) engage in any activities or business, other than activities or business (i) in connection with or incident or related to SPAC’s incorporation or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, this Agreement, any Ancillary Document, the performance of covenants or agreements hereunder or thereunder or the consummation of the Transactions or (iii) those that are administrative or ministerial, in each case, which are immaterial in nature;

(j) make, change or revoke any election concerning Taxes (including, for the avoidance of doubt, making any U.S. federal income Tax entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) with respect to SPAC not otherwise contemplated by this Agreement), change or otherwise modify any method of accounting as such relates to Taxes, amend any income or other material Tax Return, surrender any right to claim a refund of income or other material Taxes, enter into any Tax closing agreement, settle any Tax claim or assessment, change its jurisdiction of Tax residence, or consent to any extension or waiver of the limitation period applicable to or relating to any Tax claim or assessment;

(k) enter into any settlement, conciliation or similar Contract that would require any payment from the Trust Account or that would impose non-monetary obligations on SPAC or any of its Affiliates (or the Company or any of its Subsidiaries after the Closing);

(l) authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving SPAC;

(m) change SPAC’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

(n) enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;

(o) except for entries, modifications, amendments, waivers, terminations or non-renewals in the ordinary course of business, enter into, materially modify, materially amend, waive any material right under, terminate (excluding any expiration in accordance with its terms) or fail to renew, any Material Contract of the type described in Section 4.17 (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any such Material Contract pursuant to its terms);

(p) enter into or adopt any SPAC Benefit Plan or any benefit or compensation plan, policy, program or arrangement that would be a SPAC Benefit Plan if in effect as of the date of this Agreement; or

(q) enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.10.

Notwithstanding anything in this Section 5.10 or this Agreement to the contrary, (i) nothing set forth in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of SPAC and (ii) nothing set forth in this Agreement shall prohibit, or otherwise restrict the ability of, SPAC from using the funds held by SPAC outside the Trust Account to pay any SPAC Expenses or SPAC Liabilities or from otherwise distributing or paying over any funds held by SPAC outside the Trust Account to Sponsor or any of its Affiliates, in each case, prior to the Closing.

Section 5.11 Nasdaq Listing. The Company shall use commercially reasonable efforts to cause: (a) the Company’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement to have been approved: (b) the Company to satisfy all applicable initial listing requirements of Nasdaq; and (c) the Company Ordinary Shares and Company Warrants issuable in accordance with this Agreement, including the Merger, to be approved for listing on Nasdaq (and SPAC shall reasonably cooperate in connection therewith), subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement, and in any event prior to the Effective Time. The Company shall pay all fees of Nasdaq in connection with the application to list and the listing of Company Securities on Nasdaq.

Section 5.12 Trust Account. Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VI and provision of notice thereof to the Trustee, (a) at the Closing, SPAC shall (i) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the Public Shareholders of SPAC pursuant to the SPAC Stockholder Redemption, (B) pay the amounts due to the underwriters of the IPO for their deferred underwriting commissions as set forth in the Trust Agreement, (C) pay the amounts due to the Sponsor, directors and officers of SPAC as repayment of the Unpaid SPAC Liabilities, (D) pay the amounts due to third parties (e.g., professionals, printers, etc.) who have rendered services to SPAC in connection with its operations and efforts to effect the Transactions, and (E) immediately thereafter, pay all remaining amounts then available in the Trust Account to SPAC in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 5.13 Transaction Support Agreements; Company Preferred Shareholder Approval and Company Shareholder Approval; Subscription Agreements.

(a) As promptly as reasonably practicable, SPAC shall deliver, or cause to be delivered, to the Company the Sponsor Letter Agreement duly executed by Sponsor.

(b) The Company shall use its commercially reasonable efforts to, as promptly as practicable, and in any event on or before the earlier of (i) 60 days after the date of this Agreement, and (ii) 7 days after the date that the SEC declares the Registration Statement effective, establish the record date for, duly call and give notice of, a general meeting of the Company Shareholders (the “Company Shareholders Meeting”), and, as promptly as practicable thereafter, convene and hold the Company Shareholders Meeting, in each case in accordance with the Governing Documents of the Company and the laws of the state of Israel, at which the Company Preferred

Shareholders shall vote on the Company Preferred Shareholder Proposals and the Company Shareholders shall vote on the Company Shareholder Proposals. The Company may adjourn the Company Shareholders Meeting, if necessary, to permit further solicitation of approvals because there are not sufficient votes to approve and adopt the Company Preferred Shareholder Proposals or the Company Shareholder Proposals or because of the absence of a quorum.

(c) The Company may not modify or waive any provisions of a Subscription Agreement without the prior written consent of SPAC; provided that any modification or waiver that is solely ministerial in nature or otherwise immaterial and does not affect any economic or any other material term of a Subscription Agreement shall not require the prior written consent of SPAC.

(d) The Company may not amend, modify or waive any provisions of a Transaction Support Agreement without the prior written consent of SPAC, and SPAC may not amend, modify or waive any provisions of the Sponsor Letter Agreement without the prior written consent of the Company.

Section 5.14 Indemnification; Directors’ and Officers’ Insurance.

(a) All rights to indemnification or exculpation now existing in favor of the directors and officers of SPAC, as provided in the SPAC Governing Documents or otherwise in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time shall survive the Transactions and shall continue in full force and effect from and after the Effective Time for a period of six (6) years and the Company will perform and discharge, or cause to be performed and discharged, all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, the Company shall advance, or caused to be advanced, expenses in connection with such indemnification as provided in the SPAC Governing Documents or other applicable agreements as in effect immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of the SPAC Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified after the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of immediately prior to the Effective Time, or at any time prior to such time, were directors or officers of SPAC (the “D&O Persons”) entitled to be so indemnified, their liability limited or be exculpated with respect to any matters occurring on or prior to the Effective Time and relating to the fact that such D&O Person was a director or officer of SPAC immediately prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.

(b) The Company shall not have any obligation under this Section 5.14 to any D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such D&O Person in the manner contemplated hereby is prohibited by applicable Law.

(c) For a period of six (6) years after the Effective Time, the Surviving Company shall maintain, without any lapses in coverage, directors’ and officers’ liability insurance for the benefit of those Persons who are currently covered by any comparable insurance policies of SPAC as of the date of this Agreement with respect to matters occurring on or prior to the Effective Time (i.e., “tail coverage”). Such insurance policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under SPAC’s directors’ and officers’ liability insurance policies as of the date of this Agreement; provided that the Surviving Company shall not be obligated to pay annual premiums in excess of three hundred percent (300%) of the most recent annual premium paid by SPAC prior to the date of this Agreement and, in such event, the Surviving Company shall purchase the maximum coverage available for three hundred percent (300%) of the most recent annual premium paid by SPAC prior to the date of this Agreement.

(d) If the Surviving Company or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of the Surviving Company shall assume all of the obligations set forth in this Section 5.14.

(e) The D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.14 are intended to be third-party beneficiaries of this Section 5.14. This Section 5.14 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of the Surviving Company.

Section 5.15 Post-Closing Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Company immediately following the Effective Time.

Section 5.16 PCAOB Financials.

(a) As promptly as reasonably practicable, the Company shall deliver to SPAC (i) the audited consolidated balance sheets of the Group Companies as of December 31, 2019 and December 31, 2020 and the related audited statements of operations, changes in shareholders’ equity and cash flows of the Group Companies for each of the periods then ended, audited in accordance with the standards of the PCAOB and containing an unqualified report of the Company’s auditors (the “Closing Company Audited Financial Statements”) and (ii) the unaudited consolidated balance sheet and the related statements of operations, changes in shareholders’ equity and cash flows of the Group Companies as of and for a year-to-date period ended as of the end of a different fiscal quarter that is required to be included in the Registration Statement / Proxy Statement and any other filings to be made by the Company and/or SPAC with the SEC in connection with the Transactions. All such financial statements, together with any unaudited consolidated balance sheet and the related statements of operations, changes in shareholders’ equity and cash flows of the Group Companies as of and for a year-to-date period ended as of the end of a different fiscal quarter that is required to be included in the Registration Statement / Proxy Statement and any other filings to be made by the Company and/or SPAC with the SEC in connection with the Transactions, (A) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (B) will fairly present, in all material respects, the financial position, results of operations and cash flows of the Group Companies as of the date thereof and for the period indicated therein, except as otherwise specifically noted therein, and (C) will, in the case of the Closing Company Audited Financial Statements, have been audited in accordance with the standards of the PCAOB.

(b) The Company shall use its commercially reasonable efforts (i) to assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any member of such Group Company, SPAC in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Registration Statement / Proxy Statement and any other filings to be made by the Company with the SEC in connection with the Transactions and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.

Section 5.17 Company Incentive Equity Plan. Prior to the effectiveness of the Registration Statement / Proxy Statement, the Company shall approve and adopt an equity incentive plan (the “Company Incentive Equity Plan”), in the manner prescribed under applicable Laws, effective as of one (1) day prior to the Closing Date, initially reserving a number of Company Ordinary Shares for grant thereunder (exclusive of the number of Company Ordinary Shares subject to outstanding Company Equity Awards as of such date of approval) equal to 2.0% of the total number of Company Ordinary Shares that would be issued and outstanding on a fully diluted basis following the Effective Time. The Company Incentive Equity Plan will provide for customary annual increases to such share reserve for a period of up to 10 years. The Company shall file with the SEC a registration statement on Form S-8 (or any successor form or comparable form in another relevant jurisdiction) relating to Company Ordinary Shares issuable pursuant to the Company Incentive Equity Plan. Such registration statement shall be filed as soon as reasonably practicable after registration of shares on Form S-8 (or any successor form or comparable form in another relevant jurisdiction) first becomes available to the Company, and the Company shall use commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as any awards issued under the Company Incentive Equity Plan remain outstanding.

Section 5.18 SPAC Transfer of Certain Intellectual Property.

(a) The Company acknowledges that SPAC is in possession of certain confidential and proprietary information of third parties received in connection with the SPAC’s evaluation of alternative business combinations, including but not limited to, information concerning the business, financial condition, operations, assets and liabilities, trade secrets, know-how, technology, customers, business plans, intellectual property, promotional and marketing efforts, the existence and progress of financings, mergers, sales of assets, take-overs or tender offers of third parties, including SPAC’s and its Representatives’ internal notes and analysis concerning such information (collectively, “Evaluation Material”), and that the Evaluation Material is or may be subject to confidentiality or non-disclosure agreement. The Company acknowledges it has no right or expectancy in or to the Evaluation Material.

(b) The Company shall have no right or expectancy in or to the name “Software Acquisition Group Inc. II” or any derivation thereof, the trading symbols “SAII” SPAC’s internet domain name, or the Intellectual Property Rights therein.

Section 5.19 Company Warrant Agreement. Immediately prior to the Effective Time, (a) the Company, SPAC, and Continental shall enter into an assignment and assumption agreement pursuant to which SPAC will assign to the Company all of its rights, interests, and obligations in and under the Warrant Agreement and (b) the Company and Continental shall enter into the Company Warrant Agreement which, among other things, (i) reflects the changes to convert the SPAC Warrants into Company Warrants as set forth in Section 2.2(f) and (ii) provides that the Company Warrants issued upon exchange of the SPAC Warrants held by the Sponsor are not redeemable and are exercisable for cash or on a cashless basis, at the holder’s option, so long as they are held by the Sponsor or its permitted transferees.

Section 5.20 Termination of Company Investor Agreements.

Prior to the Closing, the Company shall terminate each Company Investor Agreement (excluding the Transaction Support Agreements) without any liability being imposed on the part of SPAC, any Group Company, or Merger Sub.

ARTICLE VI.

CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT

Section 6.1 Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, if permitted by applicable Law, in writing by the Party for whose benefit such condition exists of the following conditions:

(a) there shall not have been entered, enacted or promulgated any Law or Order enjoining or prohibiting the consummation of the transactions contemplated by this Agreement;

(b) the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration Statement / Proxy Statement shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no Proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

(c) the Company Preferred Shareholder Approval and the Company Shareholder Approval shall have been obtained;

(d) the SPAC Stockholder Approval shall have been obtained;

(e) after giving effect to the transactions contemplated hereby, SPAC shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Offer;

(f) the Company’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and the Company shall not have received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time, and the Company Shares (including, for the avoidance of doubt, the Company Ordinary Shares to be issued pursuant to the Merger) shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders; and

(g) each Ancillary Document (other than the Subscription Agreements) shall have been executed and delivered by the parties thereto and shall be in full force and effect.

Section 6.2 Other Conditions to the Obligations of SPAC. The obligations of SPAC to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, if permitted by applicable Law, in writing by SPAC of the following further conditions:

(a) (i) the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.2(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.2(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the representations and warranties of the Company Parties set forth in Article III (other than the Company Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;

(b) the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under this Agreement at or prior to the Closing;

(c) since the date of this Agreement, no Company Material Adverse Effect has occurred that is continuing; and

(d) at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to SPAC a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) are satisfied, in a form and substance reasonably satisfactory to SPAC.

(e) SPAC shall have received a certificate of the secretary or equivalent officer of each of the Company Parties certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors or equivalent body of each of the Company Parties authorizing the execution, delivery, and performance of this Agreement and the Transactions, and that all such resolutions are in full force and effect and are all of the resolutions adopted in connection with the Transactions; and

(f) the Company Board shall consist of the number of directors, and be comprised of the individuals, determined pursuant to Section 2.1(f).

Section 6.3 Other Conditions to the Obligations of the Company Parties. The obligations of the Company Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, if permitted by applicable Law, in writing by the Company (on behalf of itself and Merger Sub) of the following further conditions:

(a) (i) the SPAC Fundamental Representations (other than the representations and warranties set forth in Section 4.6(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 4.6(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date) and (iii) the representations and warranties of SPAC set forth in Article IV (other than the SPAC Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a material adverse effect;

(b) SPAC shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by SPAC under this Agreement at or prior to the Closing;

(c) the Aggregate Transaction Proceeds shall be equal to or greater than $150,000,000;

(d) the Company shall have received a certificate of the secretary or equivalent officer of SPAC certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of SPAC authorizing the execution, delivery, and performance of this Agreement and the Transactions, and that all such resolutions are in full force and effect and are all of the resolutions of the board of directors of SPAC adopted in connection with the Transactions;

(e) at or prior to the Closing, SPAC shall have delivered, or caused to be delivered, to the Company a certificate duly executed by an authorized officer of SPAC, dated as of the Closing Date, to the effect that the conditions specified in Section 6.3(a) and Section 6.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company; and

(f) at or prior to the Closing, the directors and officers of SPAC shall have resigned or otherwise removed, effective as of or prior to the Closing.

Section 6.4 Frustration of Closing Conditions. The Company Parties may not rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was proximately caused by either of the

Company Party’s failure to use commercially reasonable efforts to cause the Closing to occur, as required by Section 5.2. SPAC may not rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was proximately caused by SPAC’s failure to use commercially reasonable efforts to cause the Closing to occur, as required by Section 5.2.

ARTICLE VII.

TERMINATION

Section 7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

(a) by mutual written consent of SPAC and the Company;

(b) by SPAC, if any of the representations or warranties set forth in Article III shall not be true and correct or if either Company Party has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company by SPAC, and (ii) the Termination Date; provided, however, that SPAC is not then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) from being satisfied;

(c) by the Company, if any of the representations or warranties set forth in Article IV shall not be true and correct or if SPAC has failed to perform any covenant or agreement on the part of SPAC set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to SPAC by the Company and (ii) the Termination Date; provided, however, neither Company Party is then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.2(a) or Section 6.2(b) from being satisfied;

(d) by either SPAC or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to July 31, 2021 (the “Termination Date”); provided, that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to SPAC if SPAC’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if (x) either Company Party’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date or (y) a Supporting Company Shareholder’s breach of its covenants or obligations under the Transaction Support Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;

(e) by either SPAC or the Company, if any Governmental Entity shall have issued an Order, promulgated a Law or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable; provided, that (i) the right to terminate this Agreement under this Section 7.1(e) shall not be available to SPAC if (A) SPAC’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date or (B) SPAC is in material breach of its obligations under this Agreement on such date and (ii) the right to terminate this Agreement under this Section 7.1(e) shall not be available to the Company if (A) a Company Party’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on before such date or (B) the Company is in material breach of its obligations under this Agreement on such date;

(f) by either SPAC or the Company if the SPAC Stockholders Meeting has been held (including any adjournment thereof), has concluded, SPAC Stockholders have duly voted and the SPAC Stockholder Approval was not obtained; or

(g) by the Company if, prior to obtaining the SPAC Stockholder Approval, the SPAC Board shall have made a SPAC Change in Recommendation or (ii) shall have failed to include the SPAC Board Recommendation in the Registration Statement / Proxy Statement distributed to SPAC Stockholders.

Section 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Non-Party Affiliates) with the exception of (a) the confidentiality obligation set forth in Section 5.3(a), this Section 7.2, Article I and Article VIII (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties and (b) the Confidentiality Agreement, which shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with their respective terms. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 7.1 shall not affect (i) any Liability on the part of any Party for any Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud or (ii) any Person’s Liability under any Subscription Agreement, the Confidentiality Agreement, any Transaction Support Agreement or the Sponsor Letter Agreement to which he, she or it is a party to the extent arising from a claim against such Person by another Person party to such agreement on the terms and subject to the conditions thereunder.

ARTICLE VIII.

MISCELLANEOUS

Section 8.1 Non-Survival. Other than those representations, warranties and covenants set forth in Section 3.24, Section 3.25, Section 4.20 and Section 4.25, each of which shall survive following the Effective Time, or as otherwise provided in the last sentence of this Section 8.1, each of the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Effective Time), of the Parties set forth in this Agreement, shall terminate at the Effective Time, such that no claim for breach of any such representation, warranty, agreement or covenant, detrimental reliance or other right or remedy (whether in contract, in tort, at law, in equity or otherwise) may be brought with respect thereto after the Effective Time against any Party, any Company Non-Party Affiliate or any SPAC Non-Party Affiliate. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms, and each covenant and agreement contained in any Ancillary Document that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms and any other provision in any Ancillary Document that expressly survives the Effective Time shall so survive the Effective Time in accordance with the terms of such Ancillary Document.

Section 8.2 Entire Agreement; Assignment. This Agreement (together with the Ancillary Documents), the Confidentiality Agreement, and any other documents, instruments and certificates explicitly referred to herein, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties or any of their respective Subsidiaries with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the Parties, except as expressly set forth or referenced in this Agreement and the Confidentiality Agreement. No Party shall assign, delegate or otherwise transfer this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 8.2 shall be null and void, ab initio.

Section 8.3 Amendment. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 8.3 shall be null and void, ab initio.

Section 8.4 Notices. All notices, requests, claims, demands and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(a)	If to SPAC, to:

Software Acquisition Group Inc. II

1980 Festival Plaza Drive, Ste. 300

Las Vegas, NV 89135

Tel: (310) 991-4982

Attention: Jonathan Huberman, Chief Executive Officer and Chief Financial Officer

Email: jon@softwareaqn.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue

New York, New York 10022

Attention:        Christian O. Nagler

Brooks Antweil

Stuart E. Casillas, P.C.

Erin Blake

E-mail:            cnagler@kirkland.com

brooks.antweil@kirkland.com

casillas@kirkland.com

erin.blake@kirkland.com

Gornitzky & Co., Advocates and Notaries

Vitania Tel-Aviv Tower

20 Haharash St.

Tel Aviv, Israel 6761310

Attention:        Chaim Friedland

Timor Belan

Ari Fried

E-mail:            friedland@gornitzky.com

timorb@gornitzky.com

arif@gornitzky.com

(b)	If to the Company, to:

Otonomo Technologies Ltd.

16 Abba Eban Blvd.

Herzliya 4672534, Israel

Attention:        Ben Volkow

Bonnie Moav

Email:              ben@otonomo.io bonnie@otonomo.io

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:        Ryan Maierson

John Greer

E-mail:            ryan.maierson@lw.com

john.greer@lw.com

Latham & Watkins LLP

99 Bishopsgate

London EC2M 3XF

United Kingdom

Attention:        Joshua Kiernan

E-mail:            joshua.kiernan@lw.com

Gross Law Firm

1 Azrieli Center, Round Tower

Tel Aviv 6701101 Israel

Attention:        Amir Raz

E-mail:             amir.raz@gkh-law.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 8.5 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 8.6 Fees and Expenses. Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the Transactions, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and SPAC shall pay, or cause to be paid, all Unpaid SPAC Expenses and (b) if the Closing occurs, then the Company shall pay, or cause to be paid, all Unpaid Company Expenses and all Unpaid SPAC Expenses.

Section 8.7 Construction; Interpretation. The term “this Agreement” means this Business Combination Agreement together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor their respective counsels, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to SPAC, any documents or other materials posted to the electronic data room located www.intralinks.com under the project name “Butterbur” as of 5:00 p.m., Eastern Time, at least one (1) day prior to the date of this Agreement; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time; and (m) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement). If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.

Section 8.8 Exhibits and Schedules. All Exhibits and Schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered Sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the SPAC Disclosure Schedules corresponding to any Section or subsection of Article III (in the case of the Company Disclosure Schedules) or Article IV (in the case of the SPAC Disclosure Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article III (in the case of the Company Disclosure Schedules) or Article IV (in the case of the SPAC Disclosure Schedules), as applicable, where the relevance of such disclosure to such other Section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article III or Article IV may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.

Section 8.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns and, except as provided in Section 5.14 and the two subsequent sentences of this Section 8.9, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Sponsor shall be an express third-party beneficiary of Section 8.2, Section 8.3, Section 8.14 and this Section 8.9 (to the extent related to the foregoing). Each of the Non-Party Affiliates shall be an express third-party beneficiary of Section 8.13 and this Section 8.9 (to the extent related to the foregoing).

Section 8.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.11 Counterparts; Electronic Signatures. This Agreement and each Ancillary Document (including any of the closing deliverables contemplated hereby) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Ancillary Document (including any of the closing deliverables contemplated hereby) by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any such Ancillary Document.

Section 8.12 Knowledge of Company; Knowledge of SPAC. For all purposes of this Agreement, the phrase “to the Company’s knowledge” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules, assuming reasonable due inquiry. For all purposes of this Agreement, the phrase “to SPAC’s knowledge” and “to the knowledge of SPAC” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(b) of the SPAC Disclosure Schedules, assuming reasonable due inquiry. For the avoidance of doubt, none of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules or Section 8.12(b) of the SPAC Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.

Section 8.13 No Recourse. Except for claims pursuant to any Ancillary Document by any party(ies) thereto against any Company Non-Party Affiliate or any SPAC Non-Party Affiliate (each, a “Non-Party Affiliate”), and then solely with respect to claims against the Non-Party Affiliates that are party to the applicable Ancillary Document, each Party agrees on behalf of itself and on behalf of the Company Non-Party Affiliates, in the case of the Company, and the SPAC Non-Party Affiliates, in the case of SPAC, that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any Non-Party Affiliate, and (b) none of the Non-Party Affiliates shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, SPAC or any Non-Party Affiliate concerning any Group Company, SPAC, this Agreement or the transactions contemplated hereby.

Section 8.14 Extension; Waiver. The Company prior to the Closing and the Company and Sponsor after the Closing may (a) extend the time for the performance of any of the obligations or other acts of SPAC set forth herein, (b) waive any inaccuracies in the representations and warranties of SPAC set forth herein or (c) waive compliance by SPAC with any of the agreements or conditions set forth herein. SPAC may (i) extend the time for the performance of any of the obligations or other acts of the Company, set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein. Any agreement on the part of any such Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.

Section 8.15 Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM,

DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.15.

Section 8.16 Submission to Jurisdiction. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or under any Ancillary Document or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the Transactions, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or under any Ancillary Document or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the Transactions, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 8.16 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 8.4 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

Section 8.17 Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages and without posting a bond, prior to the valid termination of this Agreement in accordance with Section 7.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.17 shall not be required to provide any bond or other security in connection with any such injunction.

Section 8.18 Trust Account Waiver. Reference is made to the final prospectus of SPAC, filed with the SEC (File No. 333-248214) on September 14, 2020 (the “SPAC Prospectus”). Each of the Company Parties acknowledges, agrees and understands that SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public stockholders (including overallotment shares acquired by SPAC’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the SPAC Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their SPAC Shares in connection with the consummation of SPAC’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if SPAC fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay for any franchise and income taxes, or (d) to SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of SPAC entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself, its shareholders, and its Affiliates that, none of the Company, its shareholders nor any of its Affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SPAC or any of its Representatives, on the one hand, and the Company or any of its Representatives or Affiliates, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Each Company Party on behalf of itself, its shareholders and its Affiliates hereby irrevocably waives any Released Claims that it or any of its Representatives or Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with SPAC or its Affiliates).

*  *  *  *  *  *

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.

SOFTWARE ACQUISITION GROUP INC. II

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chairman and Chief Executive Officer

BUTTERBUR MERGER SUB INC.

By:	/s/ Bonnie Moav
Name:	Bonnie Moav
Title:	Secretary

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
Name:	Ben Volkow
Title:	Chief Executive Officer

EXHIBIT A

Form of Subscription Agreement

[see attached]

Execution Version

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 31st day of January, 2021, by and among Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Issuer”), and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, the Issuer, Butterbur Merger Sub Inc., a wholly owned subsidiary of the Issuer (the “Merger Sub”), and Software Acquisition Group Inc. II, a Delaware corporation (the “Company”), will, immediately following the execution of this Subscription Agreement, enter into that certain Business Combination Agreement, dated as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of the Issuer (the “Business Combination”), on the terms and subject to the conditions set forth therein (the Business Combination, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer that number of Issuer’s ordinary shares of no par value (the “Ordinary Shares”) set forth on Subscriber’s signature page hereto (the “Shares”) for a purchase price of $10.00 per share, and for the aggregate purchase price set forth on Subscriber’s signature page hereto, which purchase price assumes that the Issuer has effected a stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00 (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein;

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) (each, an “Other Subscriber”) have, severally and not jointly, entered into separate subscription agreements with the Issuer (the “Other Subscription Agreements”) similar to this Subscription Agreement, pursuant to which each such Other Subscriber has agreed to purchase Issuer’s ordinary shares at the Closing (as defined below) at the same per share purchase price as the Subscriber, and the aggregate amount of securities to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, 14,250,000 Ordinary Shares; and

WHEREAS, certain other “qualified institutional buyers” or “accredited investors” (each, a “Purchaser”) have entered into a share purchase agreement with the Issuer and certain shareholders of the Issuer (the “Selling Shareholders”), pursuant to which each such Purchaser has agreed to purchase ordinary shares from the Selling Shareholders at the Closing at the same per share purchase price as the Subscriber.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, at the Closing, Subscriber hereby irrevocably agrees to subscribe for and purchase, and the Issuer hereby irrevocably agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Issuer and acknowledges and agrees with the Issuer, as of the date hereof and as of the Closing, as follows:

2.1.1 If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 If Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming this Subscription Agreement constitutes the valid and binding agreement of the Issuer, then this Subscription Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 The execution, delivery and performance by Subscriber of this Subscription Agreement (including compliance by Subscriber with all of the provisions hereof) and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to prevent or delay Subscriber’s timely performance of its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4 Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is an accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, for investment purposes only and not with a view to any distribution of the Shares in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5 If the Subscriber is a resident of Israel or an entity organized under the laws of the State of Israel, the Subscriber represents that it is qualified as a “Classified Investor” under the First Supplement of the Israeli Securities Law of 1968, as amended (the “Israeli Securities Law”), by complying with at least one of the items (1) – (11) under such First Supplement. Prior to the date hereof, such Subscriber represents it has informed the Company under which items it is qualified as a “Classified Investor”, and provided the Company with supplemental information necessary to establish such qualification. The Subscriber is aware of the implications of the status of being a Classified Investor specified in the First Supplement of the Israeli Securities Law and consents thereto.

2.1.6 Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult independent legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.7 Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer, the Company or any of their respective affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

2.1.8 If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

2.1.9 In making its decision to purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the Issuer’s representations, warranties and agreements in Section 2.2 hereof. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Issuer concerning the Issuer or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber (i) has received, and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares (including with respect to the Issuer, the Company and the Transactions), (ii) has made its own assessment and (iii) is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Subscriber acknowledges that it has reviewed the documents made available to the Subscriber by the Company in the virtual dataroom to which Subscriber has been granted access. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Subscriber represents and warrants it is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transactions, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer and the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Subscriber acknowledges that B. Riley Securities, Inc. (the “Placement Agent”) and its respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Issuer, the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by the Issuer or the Company. Subscriber acknowledges that (i) it has not relied on any statements or other information provided by the Placement Agent or any of the Placement Agent’s affiliates with respect to its decision to invest in the Shares, including information related to the Issuer, the Company and the Shares, and the offer and sale of the Shares, and (ii) neither the Placement Agent nor any of its affiliates have prepared any disclosure or offering document in connection with the offer and sale of the Shares. Subscriber further acknowledges that the information provided to Subscriber is preliminary and subject to change, and that any changes to such information, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Shares hereunder.

2.1.10 Subscriber became aware of this offering of the Shares solely by means of direct contact from either the Placement Agent or the Issuer as a result of a pre-existing substantive relationship (as interpreted in guidance from the Securities and Exchange Commission (the “Commission”) under the Securities Act) with the Issuer or its representatives (including the Placement Agent), and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Placement Agent or the Issuer. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agent has not acted as its financial advisor or fiduciary. Subscriber acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) assuming the representations and warranties of the Issuer are true and correct in all material respects, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.11 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber acknowledges that Subscriber shall be responsible for any of the Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither the Company or the Issuer, nor any of their respective agents or affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Subscription Agreement. Subscriber understands and acknowledges that the purchase and sale of the Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.12 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.13 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.14 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (as amended, the “BSA”), as amended by the USA PATRIOT Act of 2001 (as amended, the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. If Subscriber is not an individual, Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were derived legally and in compliance with OFAC sanctions programs.

2.1.15 If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither the Issuer nor any of its affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares.

2.1.16 Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.17 If Subscriber is a foreign person (as defined in 31 C.F.R. § 800.224) and is acquiring a substantial interest (as defined in 31 C.F.R. § 800.244) in the Issuer, no national or subnational government of a single foreign state has a substantial interest (as defined in 31 C.F.R. § 800.244) in the Subscriber. No Subscriber who is a foreign person (as defined in 31 C.F.R. § 800.224) will acquire control (as defined in 31 C.F.R. § 800.208) of the Issuer.

2.1.18 Subscriber has, and on each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 3.1 will have, sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.1.

2.1.19 Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Subscriber hereby agrees that it shall notify the Issuer promptly in writing in the event a Disqualification Event becomes applicable to Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.18, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of Subscriber’s securities for purposes of Rule 506(d) under the Securities Act.

2.1.20 Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, the Company, any of its affiliates or any of its or their respective control persons, officers, directors or employees), other than the representations and warranties of the Issuer expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that neither (i) any other subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s share capital (including the controlling persons, officers, directors, partners, agents or employees of any such subscriber) nor (ii) the Company, its affiliates or any of their or their respective affiliates’ control persons, officers, directors, partners, agents or employees, shall be liable to Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s share capital for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares hereunder.

2.2 Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, the Issuer hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Closing, as follows:

2.2.1 The Issuer is a corporation duly organized and validly existing under the laws of the State of Israel, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2 The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of, or subject to any preemptive or similar rights created under, the Issuer’s amended and restated articles of association or under the Laws of the State of Israel.

2.2.3 This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes a valid and binding obligation of Subscriber, then this Subscription Agreement is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity.

2.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the legal authority of the Issuer to enter into and perform its obligations under this Subscription Agreement (an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.5 As of the date of this Subscription Agreement, the authorized capital shares of the Issuer consist of (i) 25,607,976 ordinary shares of no par value (“Existing Ordinary Shares”) and (ii) 16,607,483 preferred shares of no par value (“Preferred Shares”). As of the date hereof: (i) 6,708,766 Existing Ordinary Shares are issued and outstanding and (ii) 13,406,576 Preferred Shares are issued and outstanding (consisting of (a) 3,605,767 series seed preferred shares of the Issuer, no par value, (b) 4,305,165 series A preferred shares of the Issuer, no par value, (c) 3,191,340 series B preferred shares of the Issuer, no par value, (d) 2,076,070 series C preferred shares of the Issuer, no par value and (e) 228,234 series C-1 preferred shares of the Issuer, no par value).

2.2.6 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (i) no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber and (ii) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any U.S. federal, state or local governmental authority is required on the part of the Issuer in connection with the consummation of the transactions contemplated by this Subscription Agreement, except for filings pursuant to Regulation D of the Securities Act and applicable state securities laws and filings required to consummate the Transactions as provided under the Business Combination Agreement and any other consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings, the absence of which would not have an Issuer Material Adverse Effect.

2.2.7 The Issuer has provided Subscriber an opportunity to ask questions regarding the Issuer and made available to Subscriber all the information reasonably available to the Issuer that Subscriber has reasonably requested to make an investment decision with respect to the Shares.

2.2.8 Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any securities of Issuer or solicited any offers to buy any securities of Issuer under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

2.2.9 No Disqualification Event is applicable to the Issuer or, to the Issuer’s knowledge, any Issuer Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Issuer has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Issuer Covered Person” means, with respect to the Issuer as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act.

2.2.10 Neither the Issuer, nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Shares and neither the Issuer, nor any person acting on its behalf has offered any of the Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.11 Concurrently with the execution and delivery of this Subscription Agreement, the Issuer is entering into the Other Subscription Agreements providing for the sale of an aggregate of 14,250,000 Ordinary Shares for an aggregate purchase price of $142,500,000 (including the Shares purchased and sold under this Subscription Agreement). There are no Other Subscription Agreements, side letter agreements or other agreements or understandings (including written summaries of any oral understandings) with any Other Subscriber or any other investor or potential investor with respect to the purchase of securities of the Issuer or the Company (other than pursuant to the Business Combination Agreement) collectively, the “PIPE Agreements”) which include terms and conditions that are materially more advantageous to any such Other Subscriber, investor or potential investor (as compared to Subscriber and other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds). The Other Subscription Agreements have not been amended or modified in any material respect following the date of this Subscription Agreement to include any such terms and conditions.

2.2.12 As of the date hereof, there are no pending or, to the knowledge of the Issuer, threatened, suits, actions, proceedings or investigations, which, if determined adversely to the Issuer, would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Issuer, which would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

2.2.13 The Issuer is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have an Issuer Material Adverse Effect. The Issuer has not received any written communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect.

2.2.14 The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) filings required in accordance with Section 4, (iv) those required by the Nasdaq, and (v) filings, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

2.2.15 Immediately following the Closing, the Company will be a wholly-owned subsidiary of the Issuer and there will be no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests.

2.2.16 The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Shares shall not be required to provide the Issuer with any notice thereof; provided, however, that neither Issuer nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of (the “Closing Date”), and immediately following, the consummation of the Transactions. Upon written notice from (or on behalf of) the Issuer to Subscriber (the “Closing Notice”) at least five (5) Business Days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied, Subscriber shall deliver to the Issuer at least two (2) Business Days prior to the anticipated Closing Date, the Purchase Price for the Shares, by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer or an investment bank on its behalf in escrow until the Closing. On or prior to the Closing Date, the Issuer shall issue the Shares to Subscriber and subsequently cause the Shares to be registered in book entry form in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws). In the event that the consummation of the Transactions does not occur within three (3) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Issuer and the Subscriber, the Issuer shall promptly (but in no event later than four (4) Business Days after the anticipated Closing Date specified in the Closing Notice) return the Purchase Price so delivered by Subscriber to the Issuer by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation, Subscriber acknowledges and agrees that (i) a failure to close on the anticipated Closing Date specified in the Closing Notice shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 3 to be satisfied or waived on or prior to the Closing Date and (ii) unless and until this Subscription Agreement is terminated in accordance with Section 5 herein, Subscriber shall remain obligated (A) to redeliver funds to the Issuer in escrow following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing on the Closing Date and immediately following the consummation of the Transactions. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Friday, Saturday, Sunday or any other day on which commercial banks are required or authorized to close in the State of New York or Tel-Aviv, Israel.

3.2 Conditions to Closing of the Issuer. The Issuer’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Issuer, on or prior to the Closing Date, of each of the following conditions:

3.2.1 Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 2.1 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects), with the same force and effect as if they had been made on and as of said date, but in each case (x) without giving effect to consummation of the Transactions and (y) other than failures to be true and correct that would not result, individually or in the aggregate, in a Subscriber Material Adverse Effect.

3.2.2 Closing of the Transactions. The Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing.

3.2.3 Legality. There shall not be in force any order, judgment or injunction by or with any governmental authority in the United States or Israel enjoining or prohibiting the consummation of the Subscription.

3.3 Conditions to Closing of Subscriber. Subscriber’s obligation to purchase the Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Subscriber, on or prior to the Closing Date, of each of the following conditions:

3.3.1 Closing of the Transactions. The Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing.

3.3.2 Representations and Warranties Correct. The representations and warranties made by the Issuer in Section 2.2 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects), with the same force and effect as if they had been made on and as of said date, but in each case (x) without giving effect to consummation of the Transactions and (y) other than failures to be true and correct that would not result, individually or in the aggregate, in an Issuer Material Adverse Effect; provided that in the event this condition would otherwise fail to be satisfied as a result of a breach of one or more of the representations and warranties of the Issuer contained in this Subscription Agreement and the facts underlying such breach would also cause a condition to the Company’s obligations under the Business Combination Agreement to fail to be satisfied, this condition shall nevertheless be deemed satisfied in the event the Company waives such condition with respect to such breach under the Business Combination Agreement.

3.3.3 Compliance with Covenants. The Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing.

3.3.4 Legality. There shall not be in force any order, judgment or injunction entered by or with any governmental authority in the United States or Israel enjoining or prohibiting the consummation of the Subscription.

3.3.5 Nasdaq. The Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

3.3.6 No Modification of Business Combination Agreement. No amendment or modification of the Business Combination Agreement shall have occurred that materially and adversely affects Subscriber’s economic benefits under this Subscription Agreement.

4. Registration Statement.

4.1 The Issuer agrees that, within twenty (20) Business Days after the consummation of the Transactions (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by the Issuer to effect the registration of the Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. In no event shall the Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement, in which case the Issuer’s obligation to register the Shares will be deemed satisfied or (ii) be included as such in the Registration Statement. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 4. For purposes of this Section 4, the Shares included in the Registration Statement shall include, as of any date of determination, the Shares and any other equity security of the Issuer issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

4.2 The Issuer shall, upon reasonable request, inform Subscriber as to the status of the registration effected by the Issuer pursuant to this Subscription Agreement. At its expense the Issuer shall:

4.2.1 except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Shares and (ii) the date all Shares held by Subscriber may be sold without restriction under Rule 144, including any volume and manner of sale restrictions under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the “Expiration”);

4.2.2 advise Subscriber within five (5) Business Days:

(a) when the Registration Statement or any post-effective amendment thereto has become effective;

(b) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; and

(c) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (c) above constitutes material, nonpublic information regarding the Issuer;

4.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

4.2.4 upon the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

4.2.5 use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Issuer’s Ordinary Shares are then listed; and

4.2.6 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby and provide all customary and reasonable cooperation necessary to enable Subscriber to resell the Shares pursuant to the Registration Statement.

4.3 Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall not have any obligation to prepare any prospectus supplement, participate in any due diligence, execute any agreements or certificates or deliver legal opinions or obtain comfort letters in connection with any sales of the Shares under the Registration Statement.

4.4 Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel (which may be in-house legal counsel), would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel (which may be in-house legal counsel), to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than three (3) occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer except (A) for disclosure to Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.5 The Issuer and Subscriber agree that:

4.5.1 The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, Subscriber (to the extent a seller under the Registration Statement), its directors, officers, employees, and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any other law, rule or regulation thereunder; provided, however, that the indemnification contained in this Section 4.5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Issuer, or (D) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 4.4 hereof. The Issuer shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Issuer is aware.

4.5.2 Subscriber agrees, severally and not jointly with any person that is a party to the Other Subscription Agreements, to indemnify and hold harmless, to the extent permitted by law, the Issuer, its directors, officers, employees and agents and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) against any and all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4.5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation.

4.5.3 Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.5.4 The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of the Shares purchased pursuant to this Subscription Agreement.

4.5.5 If the indemnification provided under this Section 4.5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.5 from any person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such contribution obligation.

5. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (iii) if any of the conditions to Closing set forth in this Subscription Agreement are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing, and (iv) at Subscriber’s election, on or after October 31, 2021 (the “Termination Date”), if the Closing has not occurred by such date, provided that if any suit, action, proceeding or investigation for specific performance or other equitable relief by the Issuer or the Company with respect to the Business Combination Agreement or otherwise with respect to the Transactions is commenced or pending on or before the Termination Date, then the Termination Date shall be automatically extended without any further action by any party until the date that is 30 days following the date on which a final, non-appealable governmental order has been entered with respect to such suit, action, proceeding or investigation and the Termination Date shall be deemed to be such later date for all purposes of this Agreement; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

6. Miscellaneous.

6.1 Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.1.1 Subscriber acknowledges that the Issuer, the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and the Company if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Subscriber contained in Section 2.1.8 and Section 2.1.9 of this Subscription Agreement to the extent such representations and warranties relate to the Placement Agent.

6.1.2 Each of the Issuer, Subscriber and the Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3 The Issuer may request from Subscriber such additional information as the Issuer may deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber, provided that the Issuer agrees to keep confidential any such information provided by Subscriber.

6.1.4 Each of Subscriber and the Issuer shall pay all of their own respective expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.5 Each of Subscriber and the Issuer shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein no later than immediately following the consummation of the Transactions.

6.1.6 The Subscriber hereby acknowledges and agrees that it will not, nor will any person acting at the Subscriber’s direction or pursuant to any understanding with the Subscriber (including the Subscriber’s controlled affiliates), directly or indirectly, offer, sell, pledge, contract to sell, sell any option in, or engage in hedging activities or execute any “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) with respect to, any Shares or any instrument exchangeable for or convertible into any Shares until the consummation of the Transactions (or such earlier termination of this Subscription Agreement in accordance with its terms).

6.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Issuer, to:

Otonomo Technologies Ltd. 16 Abba Eban Blvd. Herzliya 4672534, Israel
Attention:	Ben Volkow
Bonnie Moav

Email:	ben@otonomo.io
bonnie@otonomo.io
with copies (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main St. Ste. 3700
Houston, Texas 77002
Attention:	Ryan Maierson
John Greer
E-mail:	ryan.maierson@lw.com
john.greer@lw.com

Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom
Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

Gross Law Firm
One Azrieli Center, Round Tower
Tel Aviv 6701101, Israel
Attention:	Amir Raz, Adv.
Perry Wildes, Adv.
E-mail:	amir.raz@gkh-law.com
perry@gkh-law.com

(iii) if to the Company, to:

Software Acquisition Group Inc. II
1980 Festival Plaza Drive, Ste. 300
Las Vegas, Nevada 89135
Attention:	Jonathan Huberman
Email:	jon@softwareaqn.com

with copies to (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Tel: (212) 446-4800
Attention:	Christian Nagler
Brooks Antweil
E-mail:	christian.nagler@kirkland.com
brooks.antweil@kirkland.com

6.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought and (ii) without the prior written consent of the Issuer and the Company.

6.5 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Shares acquired hereunder, if any, and then only in accordance with this Subscription Agreement). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to any fund or account managed by the same investment manager as the Subscriber or by an affiliate of such investment manager prior to receipt of the Closing Notice without the prior consent of the Issuer; provided that (x) prior to such assignment, any such assignee shall agree in writing to be bound by the terms hereof and (y) no such assignment shall relieve the Subscriber of its obligations hereunder if any such assignee fails to fully perform such obligations.

6.6 Benefit.

6.6.1 Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the Company is an express third-party beneficiary of Section 6.4.

6.6.2 Each of the Issuer and Subscriber acknowledges and agrees that (a) this Subscription Agreement is being entered into in order to induce the Company to execute and deliver the Business Combination Agreement and without the representations, warranties, covenants and agreements of the Issuer and Subscriber hereunder, the Company would not enter into the Business Combination Agreement, (b) each representation, warranty, covenant and agreement of the Issuer and Subscriber hereunder is being made also for the benefit of the Company, and (c) the Company may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief, including to cause the Purchase Price to be paid and the Closing to occur) each of the covenants and agreements of each of the Issuer and Subscriber under this Subscription Agreement.

6.7 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.8, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR

COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.9 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Remedies.

6.11.1 The parties agree that Subscriber, the Issuer and the Company would suffer irreparable damage if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that Subscriber, the Issuer and the Company shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the Issuer or the Company to cause Subscriber and the right of the Company to cause the Issuer to and the right of Subscriber to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In connection with any Action for which the Company is being granted an award of money damages, each of the Issuer and Subscriber agrees that such damages, to the extent payable by such party, shall include, without limitation, damages related to the consideration that is or was to be paid to the Company or its equityholders under the Business Combination Agreement and/or Subscription Agreement and such damages are not limited to an award of out-of-pocket fees and expenses related to the Business Combination Agreement and Subscription Agreement.

6.11.2 The parties acknowledge and agree that this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.11.3 In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the reasonable and documented out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

6.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur immediately following the consummation of the Transactions, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

6.13 No Broker or Finder. Other than the Placement Agent (which has been engaged by the Company in connection with this Subscription), each of the Issuer and Subscriber each represents and warrants to the other parties hereto that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on any other party hereto. Each of the Issuer and Subscriber agrees to indemnify and save the other parties hereto harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof (it being understood that the number of Shares and Purchase Price per Share set forth in this Subscription Agreement assumes that the Issuer has effected a stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00, and no further adjustment shall be required on account of such stock split).

6.17 Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7. Disclosure.

7.1 Consent to Disclosure. Subscriber hereby consents to the publication and disclosure in any press release issued by the Issuer or the Company or Form 8-K filed by the Company with the SEC in connection with the execution and delivery of the Business Combination Agreement and the Proxy Statement (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Issuer or the Company to any Governmental Entity or to securityholders of the Issuer or the Company) of Subscriber’s identity and beneficial ownership of the Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by the Issuer or the Company, a copy of this Subscription Agreement. Subscriber will promptly provide any information reasonably requested by the Issuer or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

7.2 Cleansing Disclosure. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transactions and any other material, nonpublic information that the Issuer or any of its representatives has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the actual knowledge of the Issuer, the Investor shall not be in possession of any material, non-public information received from the Issuer or any of its officers, directors, or employees or agents.

8. Rule 144. From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell the Shares to the public without registration are available to holders of the Issuer’s ordinary shares and until the Subscriber ceases to hold any Shares, the Issuer shall, at its expense:

8.1 make and keep public information available, as those terms are understood and defined in Rule 144;

8.2 use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Shares under Rule 144 for so long as the Subscriber holds any Shares;

8.3 provide all customary and reasonable cooperation necessary to enable Subscriber to resell the Shares pursuant to Rule 144, including, but not limited to, furnishing to Subscriber, promptly upon Subscriber’s reasonable request, (i) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual report of the Issuer and such other reports and documents so filed by the Issuer, and (iii) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration; and

8.4 if in the opinion of counsel to the Issuer, it is then permissible to remove the restrictive legend from the Shares pursuant to Rule 144 under the Securities Act, then at Subscriber’s request, the Issuer will request its transfer agent to remove the legend set forth in Section 2.1.5.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

ISSUER:

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

Accepted and agreed this 31st day of January, 2021.

SUBSCRIBER:

By:
Name:
Title:

Date:	January , 2021

Name of Subscriber:

(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:
If there are joint investors, please check one:

☐	Joint Tenants with Rights of Survivorship

☐	Tenants-in-Common

☐	Community Property

Subscriber’s EIN:

Business Address-Street:

City, State, Zip:

Attn:

Telephone No.:

Facsimile No.:

Aggregate Number of Shares subscribed for:

Signature of Joint Subscriber, if applicable:

By:
Name:
Title:

Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)

Joint Subscriber’s EIN:

Mailing Address-Street (if different):

City, State, Zip:

Attn:

Telephone No.:

Facsimile No.:

Aggregate Purchase Price: $

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice. The aggregate Purchase Price assumes that the Issuer has effected a stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00.

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2.	☐	We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

1.	☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as an “accredited investor.”

2.	☐	We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

The Subscriber is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) if it is an entity that meets any one of the following categories at the time of the sale of securities to the Subscriber (Please check the applicable subparagraphs):

☐ The Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and:

☐ is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐ is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ is a Small Business Investment Company licensed by the US Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”) or any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act of 1972 (“Consolidated Farm and Rural Development Act”);

☐ is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐ is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐ is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐ is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐ is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act, or a foreign bank or savings and loan association or equivalent institution), partnership, limited liability company or Massachusetts or similar business trust;

☐ is an investment adviser registered under the Investment Advisers Act; or

☐ is an institutional accredited investor, as defined below, that does not qualify for any other category of “Qualified Institutional Buyer” listed herein.

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the Subscriber;

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

☐ The Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐ The Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐ The Subscriber is a as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a US bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐

Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

[1]

“Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided that, (a) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor)

☐

Any employee benefit plan within the meaning of Title I of the ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐

Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐	Any entity in which all of the equity owners are “accredited investors”;

☐

Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status;

☐

Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

☐

Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

☐

Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph.

EXHIBIT B

Form of Sponsor Letter Agreement

[see attached]

January 31, 2021

Otonomo Technologies Ltd.

16 Abba Eban Blvd.

Herzliya 4672534, Israel

Software Acquisition Group Inc. II

1980 Festival Plaza Drive, Ste. 300

Las Vegas, NV 89135

Tel: (310) 991-4982

Attn: Jonathan Huberman, Chief Executive Officer and Chief Financial Officer

Email: jon@softwareaqn.com

Re:	Sponsor Letter Agreement

Ladies and Gentlemen:

This letter agreement (“Sponsor Letter Agreement”) is being delivered to you in accordance with that certain Business Combination Agreement (“Business Combination Agreement”), dated on or about the date hereof, by and among Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”), Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), and Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into SPAC (“Merger”), with SPAC surviving the Merger as a wholly owned subsidiary of the Company. In order to induce the Company and SPAC to enter into the Business Combination Agreement and proceed with the Merger, and in recognition of the benefit that the Merger will confer on the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and SPAC as follows:

1. The undersigned will (i) vote all shares of Class B common stock of SPAC, par value $0.0001 per share (“Sponsor Shares”), and all shares of Class A common stock of SPAC, par value $0.0001 per share (“SPAC Shares”) (including all SPAC Shares issuable upon the conversion of Sponsor Shares and all SPAC Shares underlying units of SPAC) beneficially owned by it in favor of the Merger and each other proposal related to the Merger included on the agenda for the special meeting of stockholders relating to the Merger, (ii) when such meeting of stockholders is held, appear at such meeting or otherwise cause the Sponsor Shares and SPAC Shares beneficially owned by it to be counted as present thereat for the purpose of establishing a quorum and (iii) vote all Sponsor Shares and SPAC Shares beneficially owned by it against any action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of SPAC under the Business Combination Agreement or result in a breach of any covenant or other obligation or agreement of the undersigned contained in this Sponsor Letter Agreement. The obligations of the undersigned specified in this paragraph 1 shall apply whether or not the Merger or any action described above is recommended by the SPAC Board (as defined in the Business Combination Agreement) or the SPAC Board has effected a SPAC Change in Recommendation (as defined in the Business Combination Agreement).

2. The undersigned agrees that the Sponsor Shares and SPAC Shares beneficially owned by it may not be transferred, assigned or sold prior to the date of the closing of the transactions contemplated by the Business Combination Agreement; provided, however, that the foregoing shall not apply to any transfer (i) to SPAC’s officers or directors, any affiliates or family member of any of SPAC’s officers or directors, any members or partners of the Software Acquisition Holdings II LLC (the “Sponsor”) or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates; (ii) by private sales or transfers made in connection with the transactions contemplated by the Business Combination Agreement; and (iii) by virtue of the Sponsor’s organizational documents upon liquidation or dissolution of the Sponsor; provided, that any transferee of any transfer of the type set forth in clauses (i) through (iii) must enter into a written agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by this Agreement prior to the occurrence of such transfer.

3. The undersigned acknowledges that the undersigned is a party to a letter agreement with SPAC dated on or about September 14, 2020 (“Existing Letter Agreement”), which includes, among other things, an agreement to vote the undersigned’s Sponsor Shares and SPAC Shares in favor of a business combination (as defined therein), transfer restrictions with respect to the Sponsor Shares and SPAC Shares, and a waiver of any and all right, title, interest or claim of any kind in or to any distribution of the trust account into which a portion of the net proceeds of SPAC’s initial public offering were deposited. The undersigned acknowledges and agrees that this Sponsor Letter Agreement is made in addition to, and does not amend, modify, terminate, or replace, the Existing Letter Agreement, and the Existing Letter Agreement remains in full force and effect.

4. The undersigned agrees that it shall not Transfer (as defined the Existing Letter Agreement) any Private Placement Warrants (as defined the Existing Letter Agreement) (or SPAC Shares issued or issuable upon the exercise of the Private Placement Warrants) until 30 days after the completion of the Merger.

5. This Sponsor Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this Sponsor Letter Agreement (a “Proceeding”) shall be brought and enforced in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned agrees that service of any process, summons, notice or document by registered mail to the undersigned’s address set forth below its signature hereto shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

6. This Sponsor Letter Agreement and the Existing Letter Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. In the event of any inconsistency, conflict or ambiguity as to the rights and obligations of the parties hereto under this Sponsor Letter Agreement and the Existing Letter Agreement, the terms of this Sponsor Letter Agreement shall control and supersede any such inconsistency, conflict or ambiguity. This Sponsor Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

7. The undersigned hereby agrees and acknowledges that: (i) SPAC and the Company would be irreparably injured in the event of a breach of the undersigned’s obligations of this Sponsor Letter Agreement (ii) monetary damages may not be an adequate remedy for such breach and (iii) SPAC and the Company shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. This Sponsor Letter Agreement shall be binding on the undersigned and its successors and assigns. This Sponsor Letter Agreement shall terminate on the earlier of (i) the closing of the transactions contemplated by the Business Combination Agreement and (ii) the termination of the Business Combination Agreement in accordance with its terms; provided, that such termination shall not relieve the undersigned from liability for any breach of this Sponsor Letter Agreement prior to its termination. Prior to any valid termination of the Business

2

Combination Agreement, the undersigned shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the other transactions contemplated by the Business Combination Agreement on the terms and subject to the conditions set forth therein.

9. This Sponsor Letter Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Sponsor Letter Agreement or any amendment hereto by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Sponsor Letter Agreement or any amendment hereto.

10. Whenever possible, each provision of this Sponsor Letter Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Sponsor Letter Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Sponsor Letter Agreement shall remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Sponsor Letter Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Sponsor Letter Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Signature Page Follows]

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Very truly yours,

SOFTWARE ACQUISITION HOLDINGS II LLC

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Managing Member

ACKNOWLEDGED AND AGREED:

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

SOFTWARE ACQUISITION GROUP INC. II

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chairman and Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

EXHIBIT C

Form of Transaction Support Agreement

[see attached]

Execution Version

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of January 31, 2021, is entered into by and among Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”), Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), and [●] (the “Shareholder”).

RECITALS

WHEREAS, concurrently herewith, SPAC, Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Company are entering into a Business Combination Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”; capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Business Combination Agreement), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into SPAC, with SPAC surviving the merger (the “Merger”);

WHEREAS, as of the date hereof, the Shareholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of and vote [[●] Company Ordinary Shares][,] [[●] Company Seed Preferred Shares][,] [[●] Company Preferred A Shares][,] [[●] Company Preferred B Shares][,] [[●] Company Preferred C Shares] [and] [[●] Company Preferred C-1 Shares] (collectively, the “Owned Shares”; the Owned Shares and any additional Company Shares (or any securities convertible into or exercisable or exchangeable for Company Shares) in which the Shareholder acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, the “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of SPAC to enter into the Business Combination Agreement, SPAC, the Company and the Shareholder are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, SPAC, the Company and the Shareholder hereby agree as follows:

1. Agreement to Vote. Subject to the earlier termination of this Agreement in accordance with Section 3, the Shareholder, in its capacity as a shareholder or proxy holder of the Company, irrevocably and unconditionally agrees that it shall, and shall cause any other holder of record of any of the Shareholder’s Covered Shares to, validly execute and deliver to the Company, on (or effective as of) the fifth (5th) day following the date that the notice of the Company Shareholder Meeting (the “Company Shareholder Meeting Notice”) is delivered by the Company, the voting proxy in substantially the form attached hereto as Exhibit A (the “Voting Proxy”) in respect of all of the Shareholder’s Covered Shares. In addition, prior to the Termination Date (as defined herein), the Shareholder, in its capacity as a shareholder or proxy holder of the Company, irrevocably and unconditionally agrees that, at any other meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and in connection with any written consent of shareholders of the Company, the Shareholder shall, and shall cause any other holder of record of any of the Shareholder’s Covered Shares to:

(a) if and when such meeting is held, appear at such meeting or otherwise cause the Shareholder’s Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) execute and return an action by written consent (or vote, in person or by proxy), or validly execute and return and cause such consent to be granted with respect to (or cause to be voted at such meeting), all of the Shareholder’s Covered Shares owned as of the date that any written consent is executed by the Shareholder (or the record date for such meeting) in favor of (i) the Merger and the adoption of the Business Combination Agreement, (ii) the Company Shareholder Proposals (as defined in the Voting Proxy), (iii) the Company Preferred Shareholder Proposals (as defined in the Voting Proxy), if applicable, and (iv) any other matters necessary or reasonably requested by the Company for consummation of the Merger and the other transactions contemplated by the Business Combination Agreement; and

(c) execute and return an action by written consent (or vote, in person or by proxy), or validly execute and return and cause such consent to be granted with respect to (or cause to be voted at such meeting), all of the Shareholder’s Covered Shares against any Company Acquisition Proposal and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Business Combination Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Business Combination Agreement that would result in the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3 of the Business Combination Agreement to be satisfied or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Shareholder contained in this Agreement.

(d) The obligations of the Shareholder specified in this Section 1 shall apply whether or not the Merger or any action described above is recommended by the Company Board.

(e) The Shareholder hereby irrevocably, to the fullest extent permitted by law, appoints the Company, or any designee of the Company, for so long as the provisions of this Section 1 remain in effect, as the Shareholder’s attorney-in-fact and proxy with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Owned Shares, solely on the matters and in the manner specified in this Section 1. This proxy shall be valid for the duration of this Agreement.

(f) THE PROXIES AND POWERS OF ATTORNEY GRANTED PURSUANT TO SECTION 1(e) ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. The proxies and powers of attorney shall not be terminated by any act of the Shareholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all successors, assigns, heirs, beneficiaries and legal representatives of the Shareholder. The Shareholder hereby revokes all other proxies and powers of attorney on the matters specified in this Section 1 with respect to the Owned Shares that the Shareholder may have previously appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, and successors of the Shareholder.

2. No Inconsistent Agreements. The Shareholder hereby covenants and agrees that the Shareholder shall not, at any time prior to the Termination Date, (i) enter into any voting agreement or voting trust with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3. Termination. This Agreement shall terminate, and no party shall have any further obligations or liabilities under this Agreement, upon the earliest of (i) the Effective Time, (ii) the termination or expiration of the Business Combination Agreement in accordance with its terms, or (iii) the time this Agreement is terminated

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upon the mutual written agreement of SPAC, the Company and the Shareholder (the earliest such date under clause (i), (ii) and (iii) being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 10 to 22 below shall survive the termination of this Agreement; provided further, that termination of this Agreement shall not relieve any party hereto from any liability for any Willful Breach of, or actual fraud in connection with, this Agreement prior to such termination.

4. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to SPAC as to itself as follows:

(a) The Shareholder is the only record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Covered Shares, free and clear of Liens other than as created by this Agreement and Permitted Liens. As of the date hereof, other than the Owned Shares, the Shareholder does not own beneficially or of record any share capital of the Company (or any securities convertible into share capital of the Company).

(b) The Shareholder (i) except as provided in this Agreement, has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Shareholder’s Covered Shares, (ii) has not entered into any voting agreement or voting trust with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement and (iii) has not granted a proxy or power of attorney with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement.

(c) If the Shareholder is an entity, such Shareholder has been duly formed or incorporated and is validly existing in good standing (if the concept of good standing is applicable) under the laws of its jurisdiction of incorporation or formation, with the power and authority and all authorization and approval required by law to enter into, deliver and perform its obligations under this Agreement with respect to its Covered Shares. If such Shareholder is an individual, such Shareholder has the capacity, full legal right, power and authority and all authorization and approval required by law to enter into, deliver and perform its obligations under this Agreement with respect to its Shares. This Agreement has been duly authorized, executed and delivered by the Shareholder and, assuming that this Agreement constitutes a valid and binding obligation of the other parties hereto, is enforceable against such Shareholder in accordance with its terms, except as may be limited or otherwise affected by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity.

(d) Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, if any, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Shareholder from, or to be given by the Shareholder to, or be made by the Shareholder with, any Governmental Entity in connection with the execution, delivery and performance by the Shareholder of this Agreement, the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Business Combination Agreement.

(e) The execution, delivery and performance of this Agreement by the Shareholder do not, and the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Business Combination Agreement will not, constitute or result in [(i) a breach or violation of, or a default under, the limited liability company agreement or similar governing documents of the Shareholder,]1 (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or

[1]	NTD: To be included if the Shareholder is an entity.

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acceleration of any obligations under or the creation of a Lien on any of the properties, rights or assets of the Shareholder pursuant to any Contract binding upon the Shareholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 4(d), under any applicable Law to which the Shareholder is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon the Shareholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the Shareholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Business Combination Agreement.

(f) As of the date of this Agreement, there is no action, proceeding or investigation pending against the Shareholder or, to the knowledge of the Shareholder, threatened against the Shareholder that questions the beneficial or record ownership of the Shareholder’s Owned Shares, the validity of this Agreement or the performance by the Shareholder of its obligations under this Agreement.

(g) The Shareholder understands and acknowledges that SPAC is entering into the Business Combination Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of the Shareholder contained herein.

(h) No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which SPAC or the Company is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Shareholder, on behalf of the Shareholder.

5. Certain Covenants of the Shareholder. Except in accordance with the terms of this Agreement, the Shareholder hereby covenants and agrees as follows:

(a) No Solicitation. Subject to Section 6 hereof, prior to the Termination Date, the Shareholder shall not, and shall cause its Affiliates and Subsidiaries not to, shall not authorize its Representatives to, and shall use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) that constitutes, or may reasonably be expected to lead to, a Company Acquisition Proposal; (ii) furnish or disclose any non-public information about the Company to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal (except that the Shareholder shall be permitted to disclose non-public information about the Company to its limited partners, members, or shareholders for the limited purpose of securing the corporate or other power and authority to execute and perform this Agreement, provided the Shareholder takes reasonable efforts to cause such Persons to comply with this Section 5(a)); (iii) enter into any Contract or other arrangement or understanding regarding a Company Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. If the Shareholder or any of its Affiliates receives any inquiry or proposal regarding a Company Acquisition Proposal, then Shareholder shall reasonably promptly notify such person indicating only that it is subject to an exclusivity agreement that prohibits it from considering such inquiry or proposal and, in such event, the Shareholder shall (A) notify SPAC promptly upon receipt of any Company Acquisition Proposal by the Shareholder, and describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep SPAC reasonably informed on a current basis of any modifications to such offer or information.

Notwithstanding anything in this Agreement to the contrary, (i) the Shareholder shall not be responsible for the actions of the Company or the Company Board (or any committee thereof), any Subsidiary of the Company, or any officers, directors (in their capacity as such), employees and professional

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advisors of any of the foregoing (the “Company Related Parties”), including with respect to any of the matters contemplated by this Section 5(a), (ii) the Shareholder makes no representations or warranties with respect to the actions of any of the Company Related Parties and (iii) any breach by the Company of its obligations under Section 5.6(a) of the Business Combination Agreement shall not be considered a breach of this Section 5(a) (it being understood for the avoidance of doubt that the Shareholder shall remain responsible for any breach by it or its Representatives (other than any such Representative that is a Company Related Party) of this Section 5(a)).

(b) The Shareholder hereby agrees not to, directly or indirectly, prior to the Termination Date, except in connection with the consummation of the Merger or the sale by the Shareholder of certain Covered Shares pursuant to that certain Share Purchase Agreement, dated as of the date hereof, by and among the Company, SPAC, Shareholder and the other parties thereto, (i) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any Contract or option with respect to the Transfer of any of the Shareholder’s Covered Shares, or (ii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Transfer to an Affiliate of the Shareholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to SPAC, to assume all of the obligations of the Shareholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 5(b) shall not relieve the Shareholder of its obligations under this Agreement. Any Transfer in violation of this Section 5(b) with respect to the Shareholder’s Covered Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in a Shareholder.

(c) The Shareholder hereby authorizes the Company to maintain a copy of this Agreement at either the executive office or the registered office of the Company.

6. Further Assurances. From time to time, at SPAC’s request and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as are necessary to effect the actions and consummate the transactions contemplated by this Agreement. The Shareholder further agrees not to commence or participate in, and to take all actions necessary to opt out of any class action with respect to, any action or claim, derivative or otherwise, against SPAC, SPAC’s Affiliates, the Sponsor, the Company or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Business Combination Agreement (including the Per Share Consideration and conversion of Company Preferred Shares) or the consummation of the transactions contemplated hereby and thereby.

7. Disclosure. The Shareholder hereby authorizes the Company and SPAC to publish and disclose in any announcement or disclosure required by the SEC, or include in any document or information required to be filed with or furnished to the SEC or Nasdaq, the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement; provided, that prior to any such publication or disclosure, the Company and SPAC have provided the Shareholder with an opportunity to review and comment upon such announcement or disclosure, which comments the Company and SPAC will consider in good faith.

8. Changes in Share Capital. In the event of a share split, share dividend or distribution, or any change in the Company’s share capital by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

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9. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by SPAC, the Company and the Shareholder.

10. Waiver. Any party to this Agreement may, at any time prior to the Termination Date, waive any of the terms or conditions of this Agreement, or agree to an amendment or modification to this Agreement in the manner contemplated by Section 9 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

11. Notices. All notices, requests, claims, demands and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to SPAC, to:

Software Acquisition Group Inc. II 1980 Festival Plaza Drive, Ste. 300 Las Vegas, Nevada 89135
Attention:	Jonathan S. Huberman
E-mail:	jon@softwareaqn.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022
Attention:	Christian O. Nagler Books Antweil Stuart E. Casillas, P.C. Erin Blake
E-mail:	cnagler@kirkland.com brooks.antweil@kirkland.com casillas@kirkland.com erin.blake@kirkland.com

Gornitzky & Co., Advocates and Notaries Vitania Tel-Aviv Tower 20 Haharash St. Tel Aviv 6761310, Israel
Attention:	Chaim Friedland Timor Belan Ari Fried
E-mail:	friedland@gornitzky.com timorb@gornitzky.com arif@gornitzky.com

If to the Company, to:
Otonomo Technologies Ltd. 16 Abba Eban Blvd.
Herzliya 4672534, Israel
Attention:	Bonnie Moav, Chief Financial Officer
Email:	Bonnie@otonomo.io

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with copies (which shall not constitute notice) to:

Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002
Attention:	Ryan Maierson John Greer
E-mail:	ryan.maierson@lw.com john.greer@lw.com

Latham & Watkins LLP 99 Bishopsgate London EC2M 3XF United Kingdom
Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

Gross Law Firm 1 Azrieli Center, Round Tower Tel Aviv 6701101 Israel
Attention:	Amir Raz
E-mail:	amir.raz@gkh-law.com

If to the Shareholder, to such address indicated on the Company’s records with respect to the Shareholder or to such other address or addresses as the Shareholder may from time to time designate in writing.

12. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in SPAC any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares of the Shareholder. All rights, ownership and economic benefits of and relating to the Covered Shares of the Shareholder shall remain vested in and belong to the Shareholder, and SPAC shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct the Shareholder in the voting or disposition of any of the Shareholder’s Covered Shares, except as otherwise provided herein.

13. Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the parties hereto except as expressly set forth or referenced in this Agreement and the Business Combination Agreement. In the event of any inconsistency, conflict, or ambiguity as to the rights and obligations of the parties hereto under this Agreement and the Business Combination Agreement, the terms of this Agreement shall control and supersede any such inconsistency, conflict or ambiguity.

14. No Third-Party Beneficiaries. The Shareholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of SPAC in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any Proceeding that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto; provided, that the Company shall be an express third party beneficiary with respect to Section 4, Section 5(b) and Section 7 hereof.

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15. Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

(b) Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 15 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 11 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

16. Assignment; Successors. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 16 shall be null and void, ab initio.

17. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, affiliate, agent, attorney, advisor or representative or affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, affiliate, agent, attorney, advisor or representative or affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of SPAC, the Company or the Shareholder under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

18. Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such

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provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, including the Shareholder’s obligations to vote its Covered Shares as provided in this Agreement, without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 18 shall not be required to provide any bond or other security in connection with any such injunction.

19. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

20. Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

21. Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

22. Capacity as a Shareholder. Notwithstanding anything herein to the contrary, the Shareholder signs this Agreement solely in the Shareholder’s capacity as a shareholder or proxy holder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of any affiliate, employee or designee of the Shareholder or any of its affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other Person. The Shareholder shall not be liable or responsible for any breach, default, or

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violation of any representation, warranty, covenant or agreement hereunder by any other shareholder that is entering into a similar Agreement and the Shareholder shall solely be required to perform its obligations hereunder in its individual capacity.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

SOFTWARE ACQUISITION GROUP INC. II

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chairman and Chief Executive Officer

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

[Signature Page to Support Agreement]

[SHAREHOLDER]

By:
Name:
Title:

[Signature Page to Support Agreement]

Exhibit A

OTONOMO TECHNOLOGIES LTD.

(THE “COMPANY”)

PROXY

FOR AN EXTRAORDINARY GENERAL MEETING OF THE SHAREHOLDERS OF THE COMPANY

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them under the Notice of an Extraordinary General Meeting dated             , 2021, to which this Proxy was attached, or under the Business Combination Agreement dated January 31, 2021 by and between the Company, Software Acquisition Group Inc. II, a Delaware corporation, and Butterbur Merger Sub Inc., a Delaware corporation (as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement.”

The Company Shares represented by this proxy, when properly executed, will be voted or withheld from voting on any ballot that may be called for, in the manner directed herein by the undersigned shareholder. If a choice is specified with respect to any matter to be acted upon, the Company Shares shall be voted or withheld from voting accordingly. Where no instruction is given in respect to any matter to be acted upon, the Company Shares represented hereby shall, on any ballot that may be called for, be voted FOR the adoption of all such matters.

This proxy confers upon the Proxy Holder (as defined below) discretionary authority with respect to such other business as may properly come before the Meeting or postponements of adjournments thereof.

The undersigned (the “Shareholder”), being the holder of [●] ordinary shares of no par value (“Company Ordinary Shares”) of Otonomo Technologies Ltd. (the “Company”)[,] [●] Seed Preferred Shares of the Company, with no par value (“Company Seed Preferred Shares”)[,] [●] Series A Preferred Shares of the Company, with no par value (“Company Preferred A Shares”)[,] [●] Series B Preferred Shares of the Company, with no par value (“Company Preferred B Shares”)[,] [●] Series C Preferred Shares of the Company, with no par value (“Company Preferred C Shares”) [,] [●] Series C-1 Preferred Shares of the Company, with no par value (“Company Preferred C-1 Shares” and, together with the Company Seed Preferred Shares, Company Preferred A Shares, the Company Preferred B Shares and the Company Preferred C Shares the “Company Preferred Shares”)), acting pursuant to [●] of the Companies Law, 5759-1999, does hereby irrevocably authorize Mr.                      (the “Proxy Holder”) to represent the Shareholder and vote all of the [Company Ordinary Shares] [and] [Company Preferred Shares] held by the Shareholder, on behalf and in the name of the Shareholder, at the Meeting, and at any postponements or adjournments thereof, in favor of the following resolutions:

BUSINESS COMBINATION AGREEMENT

WHEREAS, the Company has entered into a Business Combination Agreement, dated as of January 31, 2021 (the “Business Combination Agreement”), by and among the Company, Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”) and Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”), a copy of which has been provided to the undersigned Shareholder (capitalized terms used herein without definition shall have the respective meaning ascribed to them in the Business Combination Agreement);

WHEREAS, pursuant to the Business Combination Agreement, Merger Sub will be merged with and into SPAC (the “Merger”), with SPAC continuing as the surviving corporation of the Merger, upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, the Company Board has (a) approved the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated thereby (including the Merger) and (b) recommended, among other things, the approval of the Company Preferred Shareholder Proposals and the Company Shareholder Proposals, in each case by written consent; and

[WHEREAS, (a) the affirmative vote of the holders of at least a majority of the issued and outstanding Company Preferred Shares, voting together as a single class on an as converted to Company Ordinary Shares basis, in favor of (i) the adoption and approval of the Business Combination Agreement and the Transactions (ii) the adoption and approval of the proposal to convert the Company Preferred Shares into Company Ordinary Shares, (iii) the proposal to increase the size of the Company Board, (iv) the adoption and approval of a proposal to terminate each Company Investor Agreement requiring consent of the Company Preferred Shareholders, (v) the adoption of the Company A&R Articles of Association, (vi) the waiver of preemptive rights set forth in the Company Charter Documents, (vii) the waiver of first refusal and co-sale rights set forth in the Company’s Governing Documents in connection with the sale and transfer by the Secondary Sellers of Company Ordinary Shares to the Secondary Purchasers under the Secondary Purchase Agreements, and (viii) the adoption and approval of each other proposal reasonably agreed to by the Company and SPAC as necessary and appropriate in connection with the consummation of the Transactions that would require the approval of all or certain holders of Company Preferred Shares (collectively, the “Company Preferred Shareholder Proposals”), is required pursuant to the Amended and Restated Articles of Association of the Company, dated as of [●], 2021 (the “Company Articles”) and the applicable Company Investor Agreement, upon the terms and subject to the conditions set forth in the Business Combination Agreement, and (b) the affirmative vote of the holders of Company Shares holding more than fifty percent (50%) of the then issued and outstanding Company Shares, on an as-converted basis, in favor of (i) the adoption and approval of the Business Combination Agreement and the Transactions, (ii) the adoption and approval of the proposal to convert the Company Preferred Shares into Company Ordinary Shares, (iii) the proposal to increase the size of the Company Board (iv) the adoption and approval of a proposal to terminate each Company Investor Agreement requiring consent of the Company Shareholders, (v) the adoption of the Company A&R Articles of Association, and (vi) the adoption and approval of each other proposal reasonably agreed to by the Company and SPAC as necessary and appropriate in connection with the consummation of the Transactions that would require the approval of all or certain holders of Company Shares (collectively, the “Company Shareholder Proposals”), is required pursuant to the Company Articles, upon the terms and subject to the conditions set forth in the Business Combination Agreement; now, therefore, be it]

RESOLVED, that the undersigned Shareholder hereby votes [all of the Company Ordinary Shares] [and] [all of the Company Preferred Shares] held by the Shareholder in favor of the [Company Preferred Shareholder Proposals] [and the] [Company Shareholder Proposals]; and

FURTHER RESOLVED, that the undersigned Shareholder hereby waives any and all irregularities of notice, with respect to the time and place of meeting, and consents to the transaction of all business represented by this written consent.

SHAREHOLDER* (please PRINT name)	SIGNATURE	NAME & TITLE (for corporate entities)	DATE

*	If this proxy represents shares held by more than one person/entity, please list all such entities or provide separate proxies.

You are kindly requested to complete, date and sign the enclosed proxy and deliver it to the Company at your earliest convenience, but in any event prior to the time appointed for the Meeting, by email to [                ].

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EXHIBIT D

Form of Lockup Agreement

[see attached]

Execution Version

CONFIDENTIALITY AND LOCKUP AGREEMENT

This Confidentiality and Lockup Agreement is dated as of January 31, 2021 and is between Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), and each of the shareholder parties identified on Exhibit A hereto and the other persons who enter into a joinder to this Agreement substantially in the form of Exhibit D hereto with the Company in order to become a “Shareholder Party” for purposes of this Agreement (collectively, the “Shareholder Parties”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Business Combination Agreement (as defined below).

BACKGROUND:

WHEREAS, the Shareholder Parties own or will own equity interests in Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”), and/or the Company;

WHEREAS, pursuant to that certain Business Combination Agreement, dated as of January 31, 2021 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, SPAC and Butterbur Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”); and

WHEREAS, in connection with the Merger and effective upon the consummation thereof, the parties hereto wish to set forth herein certain understandings between such parties with respect to confidentiality and restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

INTRODUCTORY MATTERS

1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Agreement” means this Confidentiality and Lockup Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Company” has the meaning set forth in the Preamble.

“Company Ordinary Shares” means ordinary shares of no par value of the Company.

“Confidential Information” means any information concerning the Company or its Subsidiaries that is furnished after the date of this Agreement by or on behalf of the Company or its designated representatives to a Shareholder Party or its designated representatives, together with any notes, analyses, reports, models, compilations, studies, documents, records or extracts thereof containing, based upon or derived from such information, in whole or in part; provided, however, that Confidential Information does not include information:

(i) that is generally known to the public at the time of disclosure or becomes generally known without violation of this Agreement by the receiving Shareholder Party or its designated representatives;

(ii) that is in the Shareholder Party’s possession or the possession of the Shareholder Party’s representatives at the time of disclosure otherwise than as a result of Shareholder Party’s or its designated representatives’ breach of any legal or fiduciary obligation of confidentiality owed to the Company or its affiliates;

(iii) that becomes known to the receiving Shareholder Party or its designated representatives through disclosure by sources, other than the Company, provided that such sources are not known by the receiving Shareholder Party to be bound by a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to, the Company or its affiliates with respect to such information;

(iv) that is independently developed by the receiving Shareholder Party or its designated representatives without use of or reference to the Confidential Information; or

(v) that the receiving Shareholder Party or its designated representatives is required, in the good faith determination of such receiving Shareholder Party or designated representative, to disclose by applicable Law, regulation or legal process, provided that such receiving Shareholder Party or designated representative takes reasonable steps to minimize the extent of any such required disclosure, discloses only that portion of the Confidential Information that such Shareholder Party’s legal counsel advises is legally required to be disclosed, and, if permissible, provides the Company with the opportunity to seek a protective order or other appropriate remedy to prevent such disclosure, provided further that no such steps to minimize disclosure shall be required where disclosure is made in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not specifically reference the Company or this Agreement.

“covered shares” has the meaning set forth in Section 3.1.

“designated representatives” means, with respect to a Shareholder Party, (a) its and its Affiliates’ directors, managers, officers, attorneys, accountants, consultants, insurers, financing sources and other advisors in connection with such Shareholder Party’s investment in the Company and (b) any of such Shareholder Party’s or their respective Affiliates’ partners, members, shareholders, directors, managers, officers, other fiduciaries, employees or agents in the ordinary course of business, so long as such Person has agreed to maintain the confidentiality of the information relating to the Company provided to it.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“immediate family” has the meaning set forth in Section 3.1(b).

“Letter Agreement” means the Letter Agreement, dated September 14, 2020, by and among SPAC, the Sponsor and the other signatories thereto.

“Lock-Up Period” has the meaning set forth in Section 3.1(a).

“Major Holders” means Bessemer Venture Partners IX L.P., Bessemer Venture Partners IX Institutional L.P. , Stage One Venture Capital Fund II (Israel) L.P. and Stage One Venture Capital Fund II (Cayman) L.P.

“Non-Recourse Party” means any past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and any past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing.

“Permitted Transferees” means with respect to a Shareholder Party, a transferee of shares that agrees to become party to, and to be bound to the same extent as its Transferor by the terms of, this Agreement.

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“Private Placement Warrants” means the warrants to purchase shares of Class A common stock, par value $0.0001 per share, of SPAC issued pursuant to the Private Placement Warrant Purchase Agreement, dated as of September 14, 2020, by and between SPAC and the Sponsor, and any shares of the Company issued in respect thereof.

“shares” means Company Ordinary Shares received by the Sponsor and any of its Permitted Transferees pursuant to the Business Combination Agreement and the Company Ordinary Shares held by the other Shareholder Parties immediately following the Merger.

“Sponsor” means Software Acquisition Holdings II LLC, a Delaware limited liability company.

“Shareholder Parties” has the meaning set forth in the Preamble.

1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to sections of this Agreement unless otherwise specified.

ARTICLE II

CONFIDENTIALITY

2.1 Confidentiality. Each Shareholder Party agrees that it will, and will direct its designated representatives to, keep confidential and not disclose any Confidential Information; provided, however, that the Sponsor and the Major Holders may disclose Confidential Information (a) to its designated representatives and (b) as the Company may otherwise consent in writing; provided, further, however, that each Shareholder Party agrees to be responsible for any breaches of this Article II by such Shareholder Party’s designated representatives and agrees, at its sole expense, to take commercially reasonable measures (including, but not limited to, court proceedings) to restrain its designated representatives from prohibited or unauthorized disclosure of the Confidential Information.

ARTICLE III

LOCKUP

3.1 Lockup. (a) (i) In the case of each Shareholder Party listed on Exhibit B hereto, during the period beginning on the Closing Date and continuing to and including the date that is 180 days after the Closing Date, and (ii) in the case of each Shareholder Party listed on Exhibit C hereto, during the period beginning on the Closing Date and continuing to and including the date that is the earlier of (A) one year after the Closing Date and (B) if the last sale price of the Company Ordinary Shares equals or exceeds $12.00 per share (to be adjusted appropriately in the event the Company does not effect a stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00) (as adjusted after the Closing for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date (in each case, the “Lock-Up Period”), each such Shareholder Party agrees not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares (other than the Private Placement Warrants and Ordinary Shares underlying the Private Placement Warrants), or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the

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rules and regulations of the U.S. Securities and Exchange Commission (collectively, the “covered shares”). The foregoing restriction is expressly agreed to preclude such Shareholder Parties from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the covered shares even if such covered shares would be disposed of by someone other than such Shareholder Parties. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the covered shares or with respect to any security that includes, relates to, or derives any significant part of its value from such covered shares.

(b) Notwithstanding the foregoing, a Shareholder Party may transfer or dispose of its shares following the Closing (i) by will or intestacy, (ii) as a bona fide gift or gifts, including to charitable organizations, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Section 3.1, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) to any immediate family member or other dependent, (v) as a distribution to limited partners, members or shareholders of such Shareholder Party, (vi) to its Affiliated investment fund, other Affiliated entity controlled by, any account managed by, or designee of, such Shareholder Party or its or their Affiliates, (vii) to a nominee or custodian of a Person to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (viii) pursuant to an order or decree of a Governmental Entity, (ix) to the Company or its Subsidiary or parent entities upon death, disability or termination of employment, in each case, of such holder, (x) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction in each case made to all holders of the shares involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such Shareholder Party’s shares shall remain subject to the provisions of this Section 3.1, (xi) to the Company (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares granted by the Company pursuant to any employee benefit plans or arrangements which are set to expire during the Lock-Up Period, where any shares received by the undersigned upon any such exercise will be subject to the terms of this Section 3.1, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares or the vesting of any restricted stock awards granted by the Company pursuant to employee benefit plans or arrangements which are set to expire or automatically vest during the Lock-Up Period, in each case on a “cashless” or “net exercise” basis, where any shares received by such Shareholder Party upon any such exercise or vesting will be subject to the terms of this Section 3.1, or (xii) in any transaction relating to Ordinary Shares acquired by the undersigned in open market transactions; or (xiii) with the prior written consent of the Company; provided that:

(1) in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth in this Section 3.1; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor;

(2) in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares shall be required or shall be voluntarily made during the Lock-Up Period (x) such Shareholder Party shall provide the Company prior written notice informing them of such report or filing and (y) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(3) for purposes of clause (x) above, “Change of Control” shall mean the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a Person or group of Affiliated Persons (other than an underwriter pursuant to an offering), of the Company’s voting securities if, after such transfer or acquisition, such Person or group

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of Affiliated Persons would Beneficially Own more than 50% of the outstanding voting securities of the Company (or the surviving entity).

(c) Each Shareholder Party shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-Up Period so long as no transfers or other dispositions of such Shareholder Party’s shares in contravention of Section 3.1 are effected prior to the expiration of the applicable Lock-Up Period.

(d) Each Shareholder Party also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the covered shares except in compliance with the foregoing restrictions and to the addition of a legend to such Shareholder Party’s shares describing the foregoing restrictions.

(e) If the Company enters into a lockup agreement or similar arrangement (or any amendment thereof or waiver thereof, except as set forth in Section 4.3(b) with respect to lock-up releases) in respect of the Merger (other than the Sponsor Letter Agreement or any arrangement in connection with the PIPE Financing) with any other person, including any other Company shareholder, that contains any provision that is more favorable to such other person than the provisions of this Agreement (a “More Favorable Agreement”), the Company shall promptly provide the Shareholder Parties with notice thereof and a copy of such provision, and upon such notice, this Agreement shall be deemed to be amended to conform the provisions of this Agreement with such more favorable provision.

(f) Any Company Ordinary Shares acquired by the undersigned pursuant to any subscription agreement executed in connection with the PIPE Financing shall not be subject to the lockup provisions of this Section 3.

(g) For the avoidance of doubt, the lockup provisions of this Section 3 shall not prevent the undersigned from selling Company Ordinary Shares pursuant to the Secondary Purchase Agreement.

3.2 Termination of Founder Shares Lockup. At the Effective Time, the Letter Agreement shall be deemed amended to replace paragraph 7(a) thereof with “[reserved]”.

ARTICLE IV

GENERAL PROVISIONS

4.1 Termination. Subject to Section 4.13 or the early termination of any provision as a result of an amendment to this Agreement agreed to by the Company Board and the Shareholder Parties, as provided under Section 4.3, this Agreement shall not terminate with respect to a Shareholder Party or its Permitted Transferees until the expiration of the Lock-Up Period.

4.2 Notices. All notices, requests, claims, demands and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to the Company, to:

Otonomo Technologies Ltd.
16 Abba Eban Blvd.
Herzliya 4672534, Israel
Attention:	Ben Volkow
Bonnie Moav

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Email:	ben@otonomo.io
bonnie@otonomo.io

with copies (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attention:	Ryan Maierson
John Greer
E-mail:	ryan.maierson@lw.com
john.greer@lw.com

Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom
Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

If to SPAC, to:

Software Acquisition Holdings Inc. II
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
Attention:	Jonathan Huberman
Email:	jon@softwareaqn.com

with a copy (which shall not constitute notice) to :

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:	Christian Nagler
Brooks Antweil
Email:	cnagler@kirkland.com
brooks.antweil@kirkland.com

If to any Shareholder Party, to such address indicated on the Company’s records with respect to such Shareholder Party or to such other address or addresses as such Shareholder Party may from time to time designate in writing.

4.3 Amendment; Waiver; Pro Rata Release. (a) The terms and provisions of this Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing executed by the Company and Shareholder Parties holding a majority of the shares then held by the Shareholder Parties in the aggregate as to which this Agreement has not been terminated pursuant to Section 4.1.

(b) In the event that a release is granted to any Shareholder Party relating to the lock-up restrictions set forth in Article III above, the same percentage of the undersigned’s Company Ordinary Shares (the “Pro-Rata Release”) shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein; provided that no Pro-Rata Release shall be required for any release approved by the Board of Directors of the Company.

(c) Except as expressly set forth in this Agreement, neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy power or privilege preclude any other or further

6

exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

(d) No party shall be deemed to have waived any claim arising out of this Agreement, or any right, remedy, power or privilege under this Agreement, unless the waiver of such claim, right, remedy, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(e) Any party hereto may unilaterally waive any of its rights hereunder in a signed writing delivered to the Company.

4.4 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof. To the fullest extent permitted by Law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, the Shareholder Parties being deprived of the rights contemplated by this Agreement.

4.5 Assignment. No party shall assign, delegate, or otherwise transfer this Agreement or any part hereof without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 4.5 shall be null and void, ab initio.

4.6 Third Parties. Except as provided for in Article II, Article III and Article IV with respect to any Non-Recourse Party, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

4.7 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

4.8 Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any Proceeding (as defined in the Business Combination Agreement), claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding, claim, demand, action or cause of action against such Party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 4.8 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal

7

process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 4.8 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

(b) THE PARTIES HERETO EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.8.

4.9 Specific Performance. The parties hereto each agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto each acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.9 shall not be required to provide any bond or other security in connection with any such injunction.

4.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

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4.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the parties hereto except as expressly set forth or referenced in this Agreement.

4.12 Captions; Counterparts. The headings, subheadings and captions contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

4.13 Effectiveness; Termination if Business Combination Agreement is Terminated. This Agreement shall be valid and enforceable as of the date of this Agreement and may not be revoked by any party hereto; provided that the provisions herein (other than this Article IV) shall not be effective until the consummation of the Merger. In the event the Business Combination Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect.

4.14 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), no Non-Recourse Party shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of the parties to this Agreement or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

4.15 Conflicts. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions with respect to transfer restrictions on shares of the Company set forth in the Company A&R Articles of Association, the terms and conditions set forth in this Agreement shall prevail.

[Remainder of Page Intentionally Left Blank]

9

IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality and Lockup Agreement on the day and year first above written.

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

[Signature Page to Confidentiality and Lockup Agreement]

SOFTWARE ACQUISITION HOLDINGS II LLC

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Managing Member

[Signature Page to Confidentiality and Lockup Agreement]

Ben Volkow

By:	/s/ Ben Volkow
	Name:	Ben Volkow

[Signature Page to Confidentiality and Lockup Agreement]

BESSEMER VENTURE PARTNERS IX L.P. BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.

By: Deer IX & Co. L.P., their General Partner By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
	Name:	Scott Ring
	Title:	General Counsel

[Signature Page to Confidentiality and Lockup Agreement]

STAGE ONE VENTURE CAPITAL FUND II (ISRAEL), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Confidentiality and Lockup Agreement]

STAGE ONE VENTURE CAPITAL FUND II (CAYMAN), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Confidentiality and Lockup Agreement]

Alliance Ventures

By:	/s/ Hadi Zablit
	Name:	Hadi Zablit
	Title:	Alliance Ventures Chairman

[Signature Page to Confidentiality and Lockup Agreement]

Aptiv International Holdings (Luxembourg) S.à.r.l

By:	/s/ David. M. Sherbin
	Name:	David M. Sherbin
	Title:	Director

[Signature Page to Confidentiality and Lockup Agreement]

Yuval Cohen as Proxy for Avner Cohen by Proxy dated November 24, 2017

By:	/s/ Yuval Cohen
	Name:	Yuval Cohen

[Signature Page to Confidentiality and Lockup Agreement]

Asaf Weisbrot

By:	/s/ Asaf Weisbrot
	Name:	Asaf Weisbrot

[Signature Page to Confidentiality and Lockup Agreement]

Bonnie Moav

By:	/s/ Bonnie Moav
	Name:	Bonnie Moav

[Signature Page to Confidentiality and Lockup Agreement]

Hagit Tenne-Pereg

By:	/s/ Hagit Tenne-Pereg
	Name:	Hagit Tenne-Pereg

[Signature Page to Confidentiality and Lockup Agreement]

Matan Tessler

By:	/s/ Matan Tessler
	Name:	Matan Tessler

[Signature Page to Confidentiality and Lockup Agreement]

Shlomi Oren

By:	/s/ Shlomi Oren
	Name:	Shlomi Oren

[Signature Page to Confidentiality and Lockup Agreement]

Jonathan S. Huberman

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman

[Signature Page to Confidentiality and Lockup Agreement]

Mike Nikzad

By:	/s/ Mike Nikzad
	Name:	Mike Nikzad

[Signature Page to Confidentiality and Lockup Agreement]

Andrew K. Nikou

By:	/s/ Andrew K. Nikou
	Name:	Andrew K. Nikou

[Signature Page to Confidentiality and Lockup Agreement]

C. Matthew Olton

By:	/s/ C. Matthew Olton
	Name:	C. Matthew Olton

[Signature Page to Confidentiality and Lockup Agreement]

Stephanie Davis

By:	/s/ Stephanie Davis
	Name:	Stephanie Davis

[Signature Page to Confidentiality and Lockup Agreement]

Steven Guggenheimer

By:	/s/ Stephen Guggenheimer
	Name:	Stephen Guggenheimer

[Signature Page to Confidentiality and Lockup Agreement]

Peter H. Diamandis

By:	/s/ Peter H. Diamandis
	Name:	Peter H. Diamandis

[Signature Page to Confidentiality and Lockup Agreement]

Exhibit A

Software Acquisition Holdings II LLC

Ben Volkow

Bessemer Venture Partners IX L.P.

Bessemer Venture Partners IX Institutional L.P.

Stage One Venture Capital Fund II (Israel) L.P.

Stage One Venture Capital Fund II (Cayman) L.P.

Alliance Ventures

Aptiv International Holdings (Luxembourg) S.à.r.l.

Avner Cohen

Asaf Weisbrot

Bonnie Moav

Hagit Tenne-Pereg

Matan Tessler

Shlomi Oren

Jonathan S. Huberman

Mike Nikzad

Andrew K. Nikou

C. Matthew Olton

Stephanie Davis

Steven Guggenheimer

Peter H. Diamandis

Exhibit B

Bessemer Venture Partners IX L.P.

Bessemer Venture Partners IX Institutional L.P.

Stage One Venture Capital Fund II (Israel) L.P.

Stage One Venture Capital Fund II (Cayman) L.P.

Alliance Ventures

Aptiv International Holdings (Luxembourg) S.à.r.l.

Avner Cohen

Exhibit C

Software Acquisition Holdings II LLC

Ben Volkow

Asaf Weisbrot

Bonnie Moav

Hagit Tenne-Pereg

Matan Tessler

Shlomi Oren

Jonathan S. Huberman

Mike Nikzad

Andrew K. Nikou

C. Matthew Olton

Stephanie Davis

Steven Guggenheimer

Peter H. Diamandis

Exhibit D

FORM OF JOINDER TO CONFIDENTIALITY AND LOCKUP AGREEMENT

[                    ], 20

Reference is made to the Confidentiality and Lockup Agreement, dated as of [●], 2021, by and among Otonomo Technologies Ltd. (the “Company”) and the other Shareholder Parties (as defined therein) from time to time party thereto (as amended from time to time, the “Confidentiality and Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Confidentiality and Lockup Agreement.

Each of the Company and each undersigned holder of ordinary shares of the Company (each, a “New Shareholder Party”) agrees that this Joinder to the Confidentiality and Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Shareholder Party hereby agrees to and does become party to the Confidentiality and Lockup Agreement as a Shareholder Party. This Joinder shall serve as a counterpart signature page to the Confidentiality and Lockup Agreement and by executing below each undersigned New Shareholder Party is deemed to have executed the Confidentiality and Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW SHAREHOLDER PARTY]

By:
Name:
Title

OTONOMO TECHNOLOGIES LTD.

By:
Name:
Title:

EXHIBIT E

Form of Registration Rights Agreement

[see attached]

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 31, 2021, is made and entered into by and among:

(i) Otonomo Technologies Ltd., a company organized under the laws of Israel (the “Company”);

(ii) the equityholders of Software Acquisition Group Inc. II, a Delaware corporation (the “SPAC”), and designated on Schedule A as SPAC Holders that will receive Ordinary Shares (as defined below) pursuant to the transactions contemplated by the Business Combination Agreement (as defined below) (the “SPAC Holders”); and

(iii) the equityholders of the Company designated on Schedule B hereto as Otonomo Equityholders (collectively, the “Otonomo Equityholders” and, together with the SPAC Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, pursuant to that certain Business Combination Agreement, dated as of January 31, 2021 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, SPAC and Butterbur Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”); and

WHEREAS, in connection with the consummation of the transactions described above (the “Transactions”), the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company or the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall have the meaning given in Section 2.4.1.

“Board” means the board of directors of the Company.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Closing Date” shall have the meaning given in the Business Combination Agreement.

“Closing” shall have the meaning given in the Business Combination Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Recitals hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demanding Holder” shall have the meaning given in Section 2.1.4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“FINRA” shall mean the Financial Industry Regulatory Authority Inc.

“Form F-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form F-3 Shelf” shall have the meaning given in Section 2.1.1.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency (which for the purposes of this Agreement shall include FINRA and the Commission), governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Holder Information” shall have the meaning given in Section 4.1.2.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Lockup Agreement” shall mean the Confidentiality and Lockup Agreement, dated as of January 31, 2021, by and among the Company and the other parties thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Lock-Up Period” shall have the meaning given in the Lockup Agreement.1

“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.

“Merger” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus, (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Ordinary Shares” shall mean the ordinary shares of the Company, no par value.

“Otonomo Equityholders” shall have the meaning given in the Preamble hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the Lockup Agreement.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“Plan of Distribution” shall have the meaning given in Section 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding Ordinary Shares held by a Holder immediately following the Closing (including Ordinary Shares distributable pursuant to the Business Combination Agreement), (b) any Ordinary Shares that may be acquired by Holders upon the exercise of a warrant or other right to acquire Ordinary Shares held by a Holder immediately following the Closing, (c) any Ordinary Shares or warrants to purchase Ordinary Shares (including any Ordinary Shares issued or issuable upon the exercise of any such warrant) of the Company otherwise acquired or owned by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company and for so long as the Holder may be deemed to be an Underwriter pursuant to Rule 145(c), and (d) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have ceased to be outstanding; (C) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no requirement to maintain current public information or volume or other restrictions or limitations including as to manner or timing of sale); and (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

[1]	The lock up in the Articles only applies to legacy Otonomo shareholders. This definition applies to everyone signing this agreement, so doesn’t work to pull it in here.

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“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and fees of any national securities exchange on which the Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one legal counsel selected by the majority-in-interest of the securities requested to be registered by the Demanding Holders in an Underwritten Offering (not to exceed $35,000 without the consent of the Company).

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning given in Section 2.1.5.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf Registration, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“SPAC Holders” shall have the meaning given in the Preamble.

“Subsequent Shelf Registration” shall have the meaning given in Section 2.1.2.

“Transactions” shall have the meaning given in the Recitals hereto.

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“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.

“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

ARTICLE II

REGISTRATIONS AND OFFERINGS

2.1 Shelf Registration.

2.1.1 Filing. The Company shall file within twenty (20) business days after the Closing Date, and use commercially reasonable efforts to cause to be declared effective as soon as practicable thereafter, a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or, if the Company is eligible to use a Registration Statement on Form F-3, a Shelf Registration on Form F-3 (the “Form F-3 Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available (the “Plan of Distribution”) to, and requested by, any Holder named therein. The Company shall, upon request by any Holder named therein, use commercially reasonable efforts to engage an underwriter or underwriters reasonably acceptable to the majority-in-interest of the Registrable Securities to participate in the preparation of the Shelf to enable the Holders to resell Registrable Securities pursuant to the Plan of Distribution. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form F-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration) to a Form F-3 Shelf as soon as practicable after the Company is eligible to use Form F-3.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two

5

business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall, upon request by any Holder named therein, use commercially reasonable efforts to engage an underwriter or underwriters reasonably acceptable to the majority-in-interest of the Registrable Securities to participate in the preparation of the Shelf to enable the Holders to resell Registrable Securities pursuant to the Plan of Distribution. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form F-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form.

2.1.3 Additional Registrable Securities. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon request of an Otonomo Equityholder (which for this purpose shall include affiliated entities) or a SPAC Holder that holds at least two (2.0%) percent of the Registrable Securities, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, the Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year for the Otonomo Equityholders and the SPAC Holders, respectively.

2.1.4 Requests for Underwritten Shelf Takedowns. At any time and from time to time when an effective Shelf is on file with the Commission, any Otonomo Equityholder or SPAC Holder (any of the Otonomo Equityholders or the SPAC Holders being, in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering or other coordinated offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price reasonably expected to exceed, in the aggregate, $25 million or all of such Demanding Holders remaining Registrable Securities (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 2.4.4, the Demanding Holder shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Company’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Otonomo Equityholders may collectively demand not more than four (4) Underwritten Shelf Takedowns and SPAC Holders may collectively demand not more than two (2) Underwritten Shelf Takedowns; provided, however, that the Otonomo Equityholders and the SPAC Holders may not collectively demand more than two (2) Underwritten Shelf Takedowns in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy-back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and all Ordinary Shares or other equity

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securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other shareholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any Ordinary Shares or other equity securities proposed to be sold by Company or by other holders of Ordinary Shares or other equity securities, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company or the Underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. The Company shall not be required to include any Registrable Securities in such Underwritten Shelf Takedown unless the Holders accept the terms of the underwriting as agreed upon between the Company and its Underwriters.

2.1.6 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Shelf Takedown; provided that any Otonomo Equityholder or SPAC Holder may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Otonomo Equityholders or the SPAC Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall not constitute a demand for an Underwritten Shelf Takedown for purposes of Section 2.1.4; provided that, if an Otonomo Equityholder or a SPAC Holder elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Otonomo Equityholders or the SPAC Holders, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. Subject to Section 2.4.3, if the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1 hereof), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company or, (iv) for a dividend reinvestment plan or (v) for a rights offering, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to

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be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares or other equity securities that the Company desires to sell, taken together with (i) the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration or registered offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the

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foregoing clauses (A), (B) and (C), the Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities; and

(c) If the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration or registered offering securities pursuant to Section 2.1.5.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdrawal from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include the Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.

2.3 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade), each Holder given the opportunity to participate in the Underwritten Offering pursuant to the terms of this Agreement agrees that it shall not Transfer any Ordinary Shares or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the 90-day period beginning on the date of pricing of such offering or such shorter period during which the Company agrees not to conduct an underwritten primary offering of Ordinary Shares or other equity securities, except in the event the Underwriters managing the offering otherwise agree by written consent; provided that (a) if any Holder elects to participate in the Underwritten Offering and none of such Holder’s Registrable Securities are included in such Underwritten Offering, then such Holder shall not be bound by this Section 2.3 with respect to such Underwritten Offering and (b) if the Underwriters managing an Underwritten Offering consent to the early release of the Company’s lockup relating to such Underwritten Offering, the terms of this Section 2.3 shall be deemed released with respect to such Underwritten Offering. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.4 Block Trades.

2.4.1 Notwithstanding the foregoing, at any time and from time to time when an effective Shelf is on file with the Commission and effective, if a Demanding Holder wishes to engage in an underwritten or other coordinated registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $10 million or (y) all remaining Registrable Securities held by the Demanding Holder, then notwithstanding the time periods provided for in Section 2.1.4, such Demanding Holder need only to notify the Company of the Block Trade at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously

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as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any Underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

2.4.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, a majority-in-interest of the Demanding Holders initiating such Block Trade shall have the right to submit a Withdrawal Notice to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a block trade prior to its withdrawal under this Section 2.4.2.

2.4.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 hereof shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

2.4.4 The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. In connection with any Shelf and/or Shelf Takedown, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least two (2.0%) percent of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in

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the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of any Holder, the Underwriters, if any, and any attorney or accountant retained by such Holder(s) or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters agree to confidentiality arrangements reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter or other similar type of sales agent or placement agent may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration,

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addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement, enter into and perform its obligations under an underwriting agreement, sales agreement or placement agreement, in usual and customary form, with the managing Underwriter, sales agent or placement agent of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25 million with respect to an Underwritten Offering pursuant to Section 2.1.4, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or other sales agent or placement agent if such Underwriter or other sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other coordinated offering that is registered pursuant to a Registration Statement.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ or agents’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Stock Distributions. In connection with any Shelf or Shelf Takedown, if the Company shall receive a request from a Holder of Registrable Securities to effectuate a pro rata in-kind distribution for no consideration of such Registrable Securities pursuant to such Registration to its members, partners, stockholders, as the case may be, then the Company shall deliver or cause to be delivered to the transfer agent and registrar for the Registrable Securities an opinion of counsel to the Company reasonably acceptable to such transfer agent and registrar that any legend referring to the Act may be removed upon such distribution of such Registrable Securities pursuant to such Registration, provided that the distributee of such Registrable Securities is not and has not been for the preceding ninety (90) days an affiliate of Parent (as defined in Rule 405 promulgated under the Act). The Company’s obligations hereunder are conditioned upon the receipt of a representation letter reasonably acceptable to the Company from such Holder regarding such proposed pro rata in-kind distribution for no consideration of such Registrable Securities.

3.4 Requirements for Participation in Registration Statement Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such

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information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person may participate in any Underwritten Offering or other coordinated offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.4 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.5 Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.5.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.5.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board such Registration, cause serious and irreparable harm to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.5.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

3.5.3 (a) During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and such Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4 or 2.4.

3.5.4 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, for not more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days, in each case, during any twelve (12)-month period.

3.6 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further

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covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.7 Removal of Legends. Following completion of the Lock-Up Period and upon Rule 144 becoming available for the resale of any Registrable Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and expiration of any lock-up agreement applicable to such Ordinary Shares, the Company shall cause Company counsel to issue to a transfer agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions (as defined below). Any fees (with respect to the transfer agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. At such time, the Company will no later than two (2) trading days following a written request by Holder (such second (2nd) trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate representing such Ordinary Shares that is free from all restrictive and other legends. Certificates for Ordinary Shares subject to legend removal hereunder may be transmitted by a transfer agent to the Holders by crediting the account of the Holder’s prime broker with Depository Trust Company as directed by such Holder.

3.7.1 Irrevocable Transfer Agent Instructions. Following completion of the Lock-Up Period, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in substantially the form of Schedule C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.7.1 (or instructions that are consistent therewith) and instructions related to the lock-up agreement contained herein will be given by the Company to its transfer agent in connection with this Agreement, and that the Ordinary Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other transaction documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 3.7.1 will cause irreparable harm to a Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.7.1 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.7.1, that a Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

3.7.2 Acknowledgement. Each Holder hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Ordinary Shares or any interest therein without complying with the requirements of the Securities Act. Both the Company and its transfer agent, and their respective directors, officers, employees and agents, may rely on this Section 3.7.2 and each Holder hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 3.7.2.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person who controls such Holder (within the

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meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) as incurred arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction of the Company in connection therewith.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify and hold harmless the Company, its directors, officers and agents and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable outside attorneys’ fees) as incurred arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

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4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows:

If to the Company, to:

Otonomo Technologies Ltd.
16 Abba Eban Blvd.
Herzliya 4672534, Israel
Attention:	Ben Volkow
Bonnie Moav
Email:	ben@otonomo.io
bonnie@otonomo.io

with copies (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attention:	Ryan Maierson
John Greer
E-mail:	ryan.maierson@lw.com
john.greer@lw.com

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Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom
Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

If to any Holder, to such address indicated on the Company’s records with respect to such Holder or to such other address or addresses as such Holder may from time to time designate in writing.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any person to whom it transfers Registrable Securities; provided that such Registrable Securities remain Registrable Securities following such transfer and such person agrees to become bound by the terms and provisions of this Agreement.

5.2.2 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).

5.2.3 Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 5.2 shall be null and void, ab initio.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.3 Captions; Counterparts. The headings, subheadings and captions contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

5.4 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

5.5 Jurisdiction; Waiver of Jury Trial.

5.5.1 Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to

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accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any Proceeding (as defined in the Business Combination Agreement), claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding, claim, demand, action or cause of action against such party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 5.5 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 5.5 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

5.5.2 THE PARTIES HERETO EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

5.6 Amendments and Modifications. Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities as of the time of any waiver or amendment, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that in the event any such waiver, amendment or modification would be adverse in any material respect to the material rights or obligations hereunder of a Holder of the Registrable Securities, the written consent of such Holder will also be required; provided further that in the event any such waiver, amendment or modification would be disproportionate and adverse in any material respect to the material rights or obligations hereunder of a Holder, the written consent of such Holder will also be required. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or

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partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.7 Termination of Existing Registration Rights. The registration rights granted under this Agreement shall supersede any registration, qualification or similar rights of the Holders with respect to any shares or securities of SPAC or the Company granted under any other agreement, including, but not limited to, that certain Registration Rights Agreement dated as of September 14, 2020, among SPAC and the investors party thereto, and that certain Amended and Restated Investors’ Rights Agreement, dated as of December 3, 2018, by and among the Company and the shareholders party thereto, and any of such preexisting registration, qualification or similar rights and such agreements shall be terminated and of no further force and effect effective as of immediately prior to the effective time of the Merger.

5.8 Term. This Agreement shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Sections 3.5, 5.1, 5.4, and 5.5, and Article IV shall survive any termination.

5.9 Termination if Business Combination Agreement is Terminated. In the event the Business Combination Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force and effect, except for Article IV and Sections 5.1, 5.4, and 5.5, which shall survive such termination.

5.10 Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

SOFTWARE ACQUISITION HOLDINGS II LLC

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

Aptiv International Holdings (Luxembourg) S.à.r.l

By:	/s/ David. M. Sherbin
	Name:	David M. Sherbin
	Title:	Director

[Signature Page to Registration Rights Agreement]

Ben Volkow

By:	/s/ Ben Volkow
	Name:	Ben Volkow

[Signature Page to Registration Rights Agreement]

STAGE ONE VENTURE CAPITAL FUND II (ISRAEL), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Registration Rights Agreement]

STAGE ONE VENTURE CAPITAL FUND II (CAYMAN), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Registration Rights Agreement]

Alliance Ventures

By:	/s/ Hadi Zablit
	Name:	Hadi Zablit
	Title:	Alliance Ventures Chairman

[Signature Page to Registration Rights Agreement]

BESSEMER VENTURE PARTNERS IX L.P. BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.

By: Deer IX & Co. L.P., their General Partner By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
	Name:	Scott Ring
	Title:	General Counsel

[Signature Page to Registration Rights Agreement]

Yuval Cohen as Proxy for Avner Cohen by Proxy dated November 24, 2017

By:	/s/ Yuval Cohen
	Name:	Yuval Cohen

[Signature Page to Registration Rights Agreement]

Schedule A

SPAC Holders

Software Acquisition Holdings II LLC

Schedule B

Otonomo Equityholders

Ben Volkow

Bessemer Venture Partners IX L.P.

Bessemer Venture Partners IX Institutional L.P.

Stage One Venture Capital Fund II (Israel) L.P.

Stage One Venture Capital Fund II (Cayman) L.P.

Alliance Ventures

Aptiv International Holdings (Luxembourg) S.à.r.l.

Avner Cohen

EXHIBIT F

Form of Company Warrant Agreement

[see attached]

Execution Version

AMENDED & RESTATED WARRANT AGREEMENT

THIS AMENDED & RESTATED WARRANT AGREEMENT (this “Agreement”), dated as of [    ] [    ], 20211, is by and between Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), Software Acquisition Group Inc. II, a Delaware corporation (“SWAG II”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (in such capacity, the “Warrant Agent,” and also referred to herein as the “Transfer Agent”).

WHEREAS, SWAG II and the Warrant Agent are parties to that certain Warrant Agreement, dated as of September 14, 2020 (the “Existing Warrant Agreement”);

WHEREAS, in accordance with Section 9.8(ii) of the Existing Warrant Agreement, SWAG II and the Warrant Agent agree to amend and restate the Existing Warrant Agreement in its entirety as contemplated hereunder;

WHEREAS, SWAG II issued [13,825,000] warrants as part of its initial public offering, including (i) [8,625,000] warrants sold by SWAG II to the public (the “Public Warrants”) and (ii) [5,200,000] warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) sold by SWAG II to Software Acquisition Holdings II LLC, a Delaware limited liability company (“Sponsor”) in each case, on the terms and conditions set forth in the Existing Warrant Agreement;

WHEREAS, on January 31, 2021, the Company, Butterbur Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and SWAG II entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, upon the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into SWAG II (the “Merger”), with SWAG II continuing as the surviving company after the Merger and a direct, wholly-owned subsidiary of the Company;

WHEREAS, upon the consummation of the Merger, in accordance with Section 4.4 of the Existing Warrant Agreement, the Company shall effect an Alternative Issuance (as defined in the Existing Warrant Agreement) pursuant to which (i) the Public Warrants and the Private Placement Warrants issued thereunder will no longer be exercisable for shares of Class A common stock, par value $0.0001 per share, of SWAG II (the “SWAG II Class A Shares”) but instead will be exercisable (subject to the terms and conditions of this Agreement) for a number of ordinary shares of no par value of the Company (the “Ordinary Shares”) equal to the number of SWAG II Class A Shares for which such warrants were exercisable immediately prior to the Merger subject to adjustment as described herein (such warrants as so adjusted and amended, the “Warrants”) and (ii) the Warrants shall be assumed by the Company;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed that are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

[1]	NTD: To be dated as of the Closing Date and entered into immediately prior to the Effective Time.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Assignment and Assumption. SWAG II hereby assigns to the Company all of SWAG II’s right, title and interest in and to the Existing Warrant Agreement and the Warrants (each as amended hereby) as of the effective time of the Merger (the “Effective Time”). The Company hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of SWAG II’s liabilities and obligations under the Existing Warrant Agreement and the Warrants (each as amended hereby) arising from and after the Effective Time.

2. Consent. The Warrant Agent hereby consents to the assignment of the Existing Warrant Agreement and the Warrants by SWAG II to the Company pursuant to Section 1 hereof, effective as of the Effective Time, the assumption of the Warrants by the Company from SWAG II pursuant to Section 1 hereof, effective as of the Effective Time, and the continuation of the Warrants in full force and effect from and after the Effective Time, subject at all times to this Agreement (each as amended hereby) and to all of the provisions, covenants, agreements, terms and conditions of this Agreement.

3. Warrants.

3.1 Form of Warrant. Each Warrant shall be issued in registered form only, and, if a physical certificate is issued, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the electronic signature of, the Chairman of the Company’s board of directors (the “Board”), Chief Executive Officer, Chief Financial Officer or other principal officer of the Company. In the event the person whose electronic signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

3.2 Effect of Countersignature. If a physical certificate is issued, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant certificate shall be invalid and of no effect and may not be exercised by the holder thereof.

3.3 Registration.

3.3.1 Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. All of the Public Warrants shall initially be represented by one or more book-entry certificates (each, a “Book-Entry Warrant Certificate”) deposited with The Depository Trust Company (the “Depositary”) and registered in the name of Cede & Co., a nominee of the Depositary. Ownership of beneficial interests in the Public Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) the Depositary or its nominee for each Book-Entry Warrant Certificate, or (ii) institutions that have accounts with the Depositary (each such institution, with respect to a Warrant in its account, a “Participant”).

If the Depositary subsequently ceases to make its book-entry settlement system available for the Public Warrants, the Company may instruct the Warrant Agent regarding making other arrangements for book-entry settlement. In the event that the Public Warrants are not eligible for, or it is no longer necessary to have the Public Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to the Depositary to deliver to the Warrant Agent for cancellation each Book-Entry Warrant Certificate, and the Company shall instruct the Warrant Agent to deliver to the Depositary definitive certificates in physical form evidencing such Warrants (“Definitive Warrant Certificate”). Such Definitive Warrant Certificate shall be in the form annexed hereto as Exhibit A, with appropriate insertions, modifications and omissions, as provided above.

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3.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on a Definitive Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

3.4 [Reserved]

3.5 No Fractional Warrants. The Company shall not issue fractional Warrants. If a holder of Warrants would be entitled to receive a fractional Warrant, the Company shall round down to the nearest whole number the number of Warrants to be issued to such holder.

3.6 Private Placement Warrants. The Private Placement Warrants are identical to the Public Warrants, except that so long as they are held by the Sponsor or any of its Permitted Transferees (as defined below), as applicable, the Private Placement Warrants: (i) may be exercised for cash or on a cashless basis, pursuant to subsection 4.3.1(c) hereof, (ii) may not be transferred, assigned or sold until thirty (30) days after the date hereof, and (iii) shall not be redeemable by the Company; provided, however, that in the case of (ii), the Private Placement Warrants and any Ordinary Shares held by the Sponsor or any of its Permitted Transferees, as applicable, and issued upon exercise of the Private Placement Warrants may be transferred by the holders thereof:

(a) to the Company’s officers or directors, any affiliate or family member of any of the Company’s officers or directors, any members of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates;

(b) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization;

(c) in the case of an individual, by virtue of the laws of descent and distribution upon death of such person;

(d) in the case of an individual, pursuant to a qualified domestic relations order;

(e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement at prices no greater than the price at which the Ordinary Shares or Warrants were originally purchased; and

(f) by virtue of the laws of the State of Delaware or the limited liability company agreement of the Sponsor upon termination and winding-up of the Sponsor;

provided, however, that, in the case of clauses (a) through (e), these transferees (the “Permitted Transferees”) enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Agreement and the other restrictions contained in the letter agreement, dated as of the date hereof, by and among the Company, the Sponsor and the Company’s officers and directors.

4. Terms and Exercise of Warrants.

4.1 Warrant Price. Each whole Warrant shall entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of Ordinary Shares stated therein, at the price of $11.50 per share, subject to the adjustments provided in Section 5 hereof and in the last sentence of this Section 4.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which Ordinary Shares may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) days on which banks in New York City are generally open for normal business (a

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“Business Day”); provided, that the Company shall provide at least five (5) days’ prior written notice of such reduction to Registered Holders of the Warrants; and provided further, that any such reduction shall be identical among all of the Warrants.

4.2 Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date that is thirty (30) days after the date hereof, and terminating at 5:00 p.m., New York City time on the earlier to occur of: (x) the date that is five (5) years after the date hereof, (y) the liquidation of the Company, or (z) other than with respect to the Private Placement Warrants to the extent then held by the original purchasers thereof or their Permitted Transferees, the Redemption Date (as defined below) as provided in Section 7.2 hereof (the “Expiration Date”); provided, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions, as set forth in subsection 4.3.2 below, with respect to an effective registration statement. Except with respect to the right to receive the Redemption Price (as defined below) (other than with respect to a Private Placement Warrant) then held by the original purchasers thereof or their Permitted Transferees in the event of a redemption (as set forth in Section 7 hereof), each outstanding Warrant (other than a Private Placement Warrant) to the extent then held by the Sponsor or its Permitted Transferees in the event of a redemption not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants.

4.3 Exercise of Warrants.

4.3.1 Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant may be exercised by the Registered Holder thereof by delivering to the Warrant Agent at its corporate trust department (i) the Definitive Warrant Certificate evidencing the Warrants to be exercised, or, in the case of a Book-Entry Warrant Certificate, the Warrants to be exercised on the records of the Depositary to an account of the Warrant Agent at the Depositary designated for such purposes in writing by the Warrant Agent to the Depositary from time to time, (ii) an election to purchase (“Election to Purchase”) Ordinary Shares pursuant to the exercise of a Warrant, properly completed and executed by the Registered Holder on the reverse of the Definitive Warrant Certificate or, in the case of a Book-Entry Warrant Certificate, properly delivered by the Participant in accordance with the Depositary’s procedures, and (iii) payment in full of the Warrant Price for each Ordinary Share as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Ordinary Shares and the issuance of such Ordinary Shares, as follows:

(a) by certified check payable to the order of the Warrant Agent or by wire transfer;

(b) in the event of a redemption pursuant to Section 7 hereof in which the Board has elected to require all holders of the Warrants to exercise such Warrants on a “cashless basis,” by surrendering the Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value,” as defined in this subsection 4.3.1(b), by (y) the Fair Market Value. Solely for purposes of this subsection 4.3.1(b) and Section 7.3, the “Fair Market Value” shall mean the average last sale price of the Ordinary Shares for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of the Warrants, pursuant to Section 7 hereof;

(c) with respect to any Private Placement Warrant, so long as such Private Placement Warrant is held by the Sponsor or a Permitted Transferee, as applicable, by surrendering the Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value,” as defined in this subsection 4.3.1(c) by (y) the Fair Market Value. Solely for

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purposes of this subsection 4.3.1(c), the “Fair Market Value” shall mean the average reported last sale price of the Ordinary Shares for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of the Warrant is sent to the Warrant Agent; or

(d) as provided in Section 8.4 hereof.

4.3.2 Issuance of Ordinary Shares on Exercise. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to subsection 4.3.1(a)), the Company shall issue to the Registered Holder of such Warrant a book-entry position or certificate, as applicable, for the number of Ordinary Shares to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new book-entry position or countersigned Warrant, as applicable, for the number of Ordinary Shares as to which such Warrant shall not have been exercised. If fewer than all the Warrants evidenced by a Book-Entry Warrant Certificate are exercised, a notation shall be made to the records maintained by the Depositary, its nominee for each Book-Entry Warrant Certificate, or a Participant, as appropriate, evidencing the balance of the Warrants remaining after such exercise. Notwithstanding the foregoing, the Company shall not be obligated to deliver any Ordinary Shares pursuant to the exercise of a Warrant and shall have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act with respect to the Ordinary Shares underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying its obligations under Section 8.4. No Warrant shall be exercisable and the Company shall not be obligated to issue Ordinary Shares upon exercise of a Warrant unless the Ordinary Shares issuable upon such Warrant exercise have been registered, qualified or deemed to be exempt from registration or qualification under the securities laws of the state of residence of the Registered Holder of the Warrants, except pursuant to Section 8.4. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle the Warrant exercise. The Company may require holders of Public Warrants to settle the Warrant on a “cashless basis” pursuant to subsection 4.3.1(b) and Section 8.4. If, by reason of any exercise of Warrants on a “cashless basis,” the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in an Ordinary Share, the Company shall round down to the nearest whole number, the number of Ordinary Shares to be issued to such holder.

4.3.3 Valid Issuance. All Ordinary Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable.

4.3.4 Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for Ordinary Shares is issued shall for all purposes be deemed to have become the holder of record of such Ordinary Shares on the date on which the Warrant, or book-entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate in the case of a certificated Warrant, except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book-entry system of the Warrant Agent are closed, such person shall be deemed to have become the holder of such Ordinary Shares at the close of business on the next succeeding date on which the share transfer books or book-entry system are open.

4.3.5 Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this subsection 4.3.5; however, no holder of a Warrant shall be subject to this subsection 4.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify)(the “Maximum Percentage”) of the Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such person and its affiliates shall include the number of Ordinary Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made,

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but shall exclude Ordinary Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of the Warrant, in determining the number of outstanding Ordinary Shares, the holder may rely on the number of outstanding Ordinary Shares as reflected in (1) the Company’s most recent annual report on Form 20-F, current report on Form 6-K or other public filing with the Securities and Exchange Commission (the “Commission”) as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of Ordinary Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Ordinary Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

5. Adjustments.

5.1 Share Capitalizations.

5.1.1 Increase of Shares. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding Ordinary Shares is increased by a share capitalization payable in Ordinary Shares, or by a sub-division of Ordinary Shares or other similar event, then, on the effective date of such share capitalization, sub-division or similar event, the number of Ordinary Shares issuable on exercise of each Warrant shall be increased in proportion to such increase in the outstanding Ordinary Shares. A rights offering made to all or substantially all holders of the Ordinary Shares entitling holders to purchase Ordinary Shares at a price less than the “Historical Fair Market Value” (as defined below) shall be deemed a share capitalization of a number of Ordinary Shares equal to the product of (i) the number of Ordinary Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Ordinary Shares) and (ii) one (1) minus the quotient of (x) the price per Ordinary Share paid in such rights offering divided by (y) the Historical Fair Market Value. For purposes of this subsection 5.1.1, (i) if the rights offering is for securities convertible into or exercisable for Ordinary Shares, in determining the price payable for Ordinary Shares, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Historical Fair Market Value” means the volume weighted average price of the Ordinary Shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

5.1.2 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of Ordinary Shares on account of such Ordinary Shares (or other of the Company’s share capital into which the Warrants are convertible), other than (a) as described in subsection 5.1.1 above, (b) Ordinary Cash Dividends (as defined below) or (c) to satisfy the redemption rights of the holders of Ordinary Shares in connection with a shareholder vote to amend the Company’s articles of association with respect to any material provisions relating to shareholders’ rights (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board, in good faith) of any securities or other assets paid on each Ordinary Share in respect of such Extraordinary Dividend. For purposes of

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this subsection 5.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Ordinary Shares during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 5 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of Ordinary Shares issuable on exercise of each Warrant) does not exceed $0.50.

5.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 5.6 hereof, the number of outstanding Ordinary Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Ordinary Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Ordinary Shares.

5.3 Adjustments in Warrant Price. Whenever the number of Ordinary Shares purchasable upon the exercise of the Warrants is adjusted, as provided in subsection 5.1.1 or Section 5.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Ordinary Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of Ordinary Shares so purchasable immediately thereafter.

5.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Ordinary Shares (other than a change under subsections 5.1.1 or 5.1.2 or Section 5.2 hereof or that solely affects the par value of such Ordinary Shares), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Ordinary Shares), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Ordinary Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event (the “Alternative Issuance”); provided, however, that in connection with the closing of any such consolidation, merger, sale or conveyance, the successor or purchasing entity shall execute an amendment hereto with the Warrant Agent providing for delivery of such Alternative Issuance; provided, further, that (i) if the holders of the Ordinary Shares were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Ordinary Shares in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Ordinary Shares under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding Ordinary Shares, the holder of a Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Ordinary Shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to

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adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 5; provided further that if less than 70% of the consideration receivable by the holders of the Ordinary Shares in the applicable event is payable in the form of capital stock or shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Registered Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 6-K filed with the Commission, the Warrant Price shall be reduced by an amount (in dollars) (but in no event less than zero) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of a Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”). For purposes of calculating such amount, (1) Section 7 of this Agreement shall be taken into account, (2) the price of each Ordinary Share shall be the volume weighted average price of the Ordinary Shares as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (3) the assumed volatility shall be the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (4) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the Ordinary Shares consists exclusively of cash, the amount of such cash per Ordinary Share, and (ii) in all other cases, the volume weighted average price of the Ordinary Shares as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. If any reclassification or reorganization also results in a change in Ordinary Shares covered by subsection 5.1.1, then such adjustment shall be made pursuant to subsection 5.1.1 or Sections 5.2, 5.3 and this Section 5.4. The provisions of this Section 5.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of the Warrant.

5.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of Ordinary Shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Ordinary Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 5.1, 5.2, 5.3 or 5.4, the Company shall give written notice of the occurrence of such event to each holder of a Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

5.6 No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional Ordinary Shares upon the exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 5, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of Ordinary Shares to be issued to such holder.

5.7 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 5, and Warrants issued after such adjustment may state the same Warrant Price and the same number of Ordinary Shares as is stated in the Warrants initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

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5.8 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 5 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 5, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 5 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

6. Transfer and Exchange of Warrants.

6.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, in the case of a certificated Warrant, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. In the case of certificated Warrants, the Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

6.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that except as otherwise provided herein or in any Book-Entry Warrant Certificate or Definitive Warrant Certificate, each Book-Entry Warrant Certificate and Definitive Warrant Certificate may be transferred only in whole and only to the Depositary, to another nominee of the Depositary, to a successor depository, or to a nominee of a successor depository; provided further, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend (as in the case of the Private Placement Warrants), the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange thereof until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

6.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

6.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

6.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 6, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

7. Redemption.

7.1 Redemption. Subject to Section 7.4 hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the Registered Holders of the Warrants, as described in Section 7.2 below, at the price of $0.01 per Warrant (the “Redemption Price”), provided that the last sales price of the Ordinary Shares reported has been at least $18.00 per share (subject to adjustment in compliance with Section 5 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given and provided that there is an

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effective registration statement covering the Ordinary Shares issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 7.2 below) or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 4.3.1; provided, however, that if and when the Public Warrants become redeemable by the Company, the Company may not exercise such redemption right if the issuance of Ordinary Shares upon exercise of the Public Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

7.2 Date Fixed for, and Notice of, Redemption; Redemption Price; Reference Value. In the event that the Company elects to redeem all of the Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (the “30-day Redemption Period”) to the Registered Holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

7.3 Exercise After Notice of Redemption. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with subsection 4.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 7.2 hereof and prior to the Redemption Date. In the event that the Company determines to require all holders of Warrants to exercise their Warrants on a “cashless basis” pursuant to subsection 4.3.1, the notice of redemption shall contain the information necessary to calculate the number of Ordinary Shares to be received upon exercise of the Warrants, including the “Fair Market Value” (as such term is defined in subsection 4.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

7.4 Exclusion of Private Placement Warrants. The Company agrees that the redemption rights provided in this Section 7 shall not apply to the Private Placement Warrants if at the time of the redemption such Private Placement Warrants continue to be held by the Sponsor or any of its Permitted Transferees, as applicable. However, once such Private Placement Warrants are transferred (other than to Permitted Transferees under Section 3.6), the Company may redeem the Private Placement Warrants, provided that the criteria for redemption are met, including the opportunity of the holder of such Private Placement Warrants to exercise the Private Placement Warrants prior to redemption pursuant to Section 7.4. Private Placement Warrants that are transferred to persons other than Permitted Transferees shall upon such transfer cease to be Private Placement Warrants and shall become Public Warrants under this Agreement.

8. Other Provisions Relating to Rights of Holders of Warrants.

8.1 No Rights as Shareholder. A Warrant does not entitle the Registered Holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

8.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

8.3 Reservation of Ordinary Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Ordinary Shares that shall be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

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8.4 Registration of Ordinary Shares; Cashless Exercise at Company’s Option.

8.4.1 Registration of the Ordinary Shares. On [ ● ], 2021, the registration statement on Form F-4 (Commission File No. 333-[ ● ]) registering the Ordinary Shares issuable upon exercise of the Warrants was declared effective by the Commission. The Company shall use its best efforts to maintain the effectiveness of such registration statement until the expiration of the Warrants in accordance with the provisions of this Agreement and to take such action as is necessary to register or qualify for sale, in those states in which the Warrants were initially offered by the Company and in those states where holders of Warrants then reside, the Ordinary Shares issuable upon exercise of the Warrants, to the extent an exemption is not available. During any period when the Company shall fail to have maintained an effective registration statement covering the Ordinary Shares issuable upon exercise of the Warrants, the holders of the Warrants shall have the right to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) or another exemption) for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (as defined below) by (y) the Fair Market Value. Solely for purposes of this subsection 8.4.1, “Fair Market Value” shall mean the volume weighted average price of the Ordinary Shares as reported during the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the Warrant Agent from the holder of such Warrants or its securities broker or intermediary. The date that notice of cashless exercise is received by the Warrant Agent shall be conclusively determined by the Warrant Agent. In connection with the “cashless exercise” of a Public Warrant, the Company shall, upon request, provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this subsection 8.4.1 is not required to be registered under the Securities Act and (ii) the Ordinary Shares issued upon such exercise shall be freely tradable under United States federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Securities Act (or any successor rule)) of the Company and, accordingly, shall not be required to bear a restrictive legend. Except as provided in subsection 8.4.2, for the avoidance of any doubt, unless and until all of the Warrants have been exercised or have expired, the Company shall continue to be obligated to comply with its registration obligations under the first two sentences of this subsection 8.4.1.

8.4.2 Cashless Exercise at Company’s Option. If the Ordinary Shares are at the time of any exercise of a Warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act (or any successor statute), the Company may, at its option, (i) require holders of Public Warrants who exercise Public Warrants to exercise such Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor statute) as described in subsection 8.4.1 and (ii) in the event the Company so elects, the Company shall not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the Ordinary Shares issuable upon exercise of the Warrants, notwithstanding anything in this Agreement to the contrary. If the Company does not elect at the time of exercise to require a holder of Public Warrants who exercises Public Warrants to exercise such Public Warrants on a “cashless basis,” it agrees to use its best efforts to register or qualify for sale the Ordinary Shares issuable upon exercise of the Public Warrants under the blue sky laws of the state of residence of the exercising Public Warrant holder to the extent an exemption is not available.

9. Concerning the Warrant Agent and Other Matters.

9.1 Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Ordinary Shares upon the exercise of the Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such Ordinary Shares.

9.2 Resignation, Consolidation, or Merger of Warrant Agent.

9.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving

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sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of a Warrant (who shall, with such notice, submit his, her or its Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation or other entity organized and existing under the laws of the State of New York, in good standing and having its principal office in the United States of America, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

9.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Ordinary Shares not later than the effective date of any such appointment.

9.2.3 Merger or Consolidation of Warrant Agent. Any entity into which the Warrant Agent may be merged or with which it may be consolidated or any entity resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

9.3 Fees and Expenses of Warrant Agent.

9.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and shall, pursuant to its obligations under this Agreement, reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

9.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

9.4 Liability of Warrant Agent.

9.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Financial Officer, any Executive Vice President, any Vice President, or the Chairman of the Board of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

9.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any

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and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement, except as a result of the Warrant Agent’s gross negligence, willful misconduct or bad faith.

9.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof). The Warrant Agent shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant. The Warrant Agent shall not be responsible to make any adjustments required under the provisions of Section 5 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Ordinary Shares to be issued pursuant to this Agreement or any Warrant or as to whether any Ordinary Shares shall, when issued, be valid and fully paid and non-assessable.

9.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of Ordinary Shares through the exercise of the Warrants.

10. Miscellaneous Provisions.

10.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

10.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Otonomo Technologies Ltd.

16 Abba Eban Blvd.

Herzliya 4672534, Israel

in each case, with copies to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:	Ryan Maierson
John Greer
E-mail:	ryan.maierson@lw.com
john.greer@lw.com

Latham & Watkins LLP

99 Bishopsgate

London EC2M 3XF

United Kingdom

Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

Gross Law Firm

1 Azrieli Center, Round Tower

Tel Aviv 6701101 Israel

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Attention:	Amir Raz
E-mail:	amir.raz@gkh-law.com

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Compliance Department

10.3 Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive . The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

10.4 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person, corporation or other entity other than the parties hereto and the Registered Holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto, and their successors and assigns and of the Registered Holders of the Warrants.

10.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the United States of America, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such holder to submit such holder’s Warrant for inspection by the Warrant Agent.

10.6 Counterparts. This Agreement may be executed in any number of original or electronic copy counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

10.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

10.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any Registered Holder (i) for the purpose of curing any ambiguity or correcting any mistake, curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the Registered Holders, and (ii) to provide for the delivery of an Alternative Issuance pursuant to Section 5.4. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the vote or written consent of the Registered Holders of a majority of the then outstanding Public Warrants. Any amendment solely to the Private Placement Warrants shall require the vote or written consent of a majority of the holders of the then outstanding Private Placement Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 4.1 and 4.2, respectively, without the consent of the Registered Holders.

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10.9 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:	/s/ Stacy Aqui
	Name:	Stacy Aqui
	Title:	Vice President

[Signature Page to Warrant Agreement]

EXHIBIT G

Form of Company A&R Articles of Association

[see attached]

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

of

OTONOMO TECHNOLOGIES LTD.

1.	INTERPRETATION

1.1.	IN THESE ARTICLES THE FOLLOWING TERMS SHALL BEAR THE MEANINGS SET OPPOSITE TO THEM, UNLESS THE CONTEXT OTHERWISE REQUIRES:

TERMS	MEANINGS

ARTICLES	THESE AMENDED AND RESTATED ARTICLES OF ASSOCIATION AS MAY BE AMENDED FROM TIME TO TIME.

AUDITOR (ROEH CHESHBON MEVAKER)	AS DEFINED UNDER THE LAW.

BCA	THAT CERTAIN BUSINESS COMBINATION AGREEMENT, DATED JANUARY 31, 2021, BY AND AMONG THE COMPANY, SOFTWARE ACQUISITION GROUP INC. II (“SWAG”) AND BUTTERBUR MERGER SUB INC. (“MERGER SUB”), PURSUANT TO WHICH MERGER SUB MERGED WITH AND INTO SWAG, WITH SWAG SURVIVING A WHOLLY OWNED SUBSIDIARY OF THE COMPANY.

BOARD	THE BOARD OF DIRECTORS OF THE COMPANY.

CHAIRPERSON	CHAIRMAN OF THE BOARD, OR THE CHAIRPERSON OF THE GENERAL MEETING, AS THE CONTEXT IMPLIES.

CEO	CHIEF EXECUTIVE OFFICER OF THE COMPANY, ALSO REFERRED TO UNDER THE LAW AS THE GENERAL MANAGER.

CLASS MEETING	A MEETING OF THE HOLDERS OF A CLASS OF SHARES.

COMPANY	OTONOMO TECHNOLOGIES LTD.

COMPANIES REGULATIONS	ALL REGULATIONS PROMULGATED FROM TIME TO TIME UNDER THE COMPANIES LAW.

DIVIDEND	AS DEFINED UNDER THE LAW.

EXTERNAL DIRECTOR	AS DEFINED UNDER THE LAW.

GENERAL MEETING	AN ANNUAL MEETING OR SPECIAL MEETING OF THE SHAREHOLDERS OF THE COMPANY (AS SUCH TERMS DEFINED IN ARTICLE 16 OF THESE ARTICLES), AS THE CASE MAY BE.

INTERNAL AUDITOR	AN INTERNAL AUDITOR APPOINTED BY THE COMPANY IN ACCORDANCE WITH SECTION 146(A) OF THE COMPANIES LAW.

OFFICE HOLDER	AS DEFINED UNDER THE LAW.

ORDINARY SHARE(S)	THE COMPANY’S ORDINARY SHARES, OF NO-PAR VALUE.

PERSON	A COMPANY, CORPORATE BODY, PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, ASSOCIATION, TRUST, UNINCORPORATED ORGANIZATION, OR A GOVERNMENT OR AGENCY OR POLITICAL SUBDIVISION THEREOF, OR AN INDIVIDUAL.

REGISTER	THE COMPANY’S SHAREHOLDERS REGISTER, MAINTAINED IN ACCORDANCE WITH THE COMPANIES LAW.

SIMPLE MAJORITY	A MAJORITY OF MORE THAN FIFTY PERCENT (50%) OF THE VOTES CAST BY THOSE SHAREHOLDERS VOTING IN PERSON OR BY PROXY (INCLUDING BY VOTING DEED), NOT TAKING INTO CONSIDERATION ABSTAINING VOTES.

SPECIAL MAJORITY	A MAJORITY OF SIXTY-SIX AND TWO THIRDS PERCENT (66 2/3%) OR MORE OF THE VOTES CAST BY THOSE SHAREHOLDERS VOTING IN PERSON OR BY PROXY (INCLUDING BY VOTING DEED), NOT TAKING INTO CONSIDERATION ABSTAINING VOTES.

THE LAW OR THE COMPANIES LAW	THE ISRAELI COMPANIES LAW, 5759 – 1999 AND THE COMPANIES REGULATIONS, OR ANY OTHER LAW AND REGULATIONS WHICH MAY COME IN THEIR STEAD, IN EACH CASE, AS AMENDED FROM TIME TO TIME.

THE OFFICE	THE REGISTERED OFFICE OF THE COMPANY FROM TIME TO TIME.

THE STATUTES	THE LAW AND, TO THE EXTENT APPLICABLE TO THE COMPANY, THE ISRAELI COMPANIES ORDINANCE (NEW VERSION) 1983, THE SECURITIES LAW, 5728 – 1968 (THE“SECURITIES LAW”) AND ALL APPLICABLE LAWS AND REGULATIONS APPLICABLE IN ANY RELEVANT JURISDICTION (INCLUDING WITHOUT LIMITATION U.S. FEDERAL LAWS AND REGULATIONS), AND RULES OF ANY STOCK MARKET IN WHICH THE COMPANY’S SHARES ARE REGISTERED FOR TRADING AS SHALL BE IN FORCE FROM TIME TO TIME.

RTP LAW	ISRAELI ECONOMIC COMPETITION LAW, 5728-1968

Subject to the provisions of this Article 1 and unless the context necessitates another meaning, terms and expressions in these Articles which have been defined in the Statutes shall have the meanings ascribed to them therein.

1.2.	WORDS IMPORTING THE SINGULAR SHALL INCLUDE THE PLURAL, AND VICE VERSA. ANY PRONOUN SHALL INCLUDE THE CORRESPONDING MASCULINE, FEMININE AND

NEUTER FORMS; AND WORDS IMPORTING PERSONS SHALL INCLUDE CORPORATE BODIES.

ANY PROVISION OR PART THEREOF OF THESE ARTICLES, PROHIBITED BY APPLICABLE LAW, SHALL BE INEFFECTIVE, WITHOUT INVALIDATING ANY OTHER PART OF THESE ARTICLES.

2.	NAME OF THE COMPANY

THE NAME OF THE COMPANY IS OTONOMO TECHNOLOGIES LTD. (AND IN HEBREW: ).

3.	OBJECTIVES

THE OBJECTIVES OF THE COMPANY SHALL BE TO ENGAGE IN ANY ACTIVITY PERMITTED BY LAW.

4.	PUBLIC COMPANY

THE COMPANY IS A PUBLIC COMPANY AS SUCH TERM IS DEFINED IN, AND FOR SO LONG AS IT QUALIFIES UNDER, THE COMPANIES LAW.

5.	LIMITED LIABILITY

THE LIABILITY OF EACH SHAREHOLDER FOR THE COMPANY’S OBLIGATIONS IS LIMITED TO THE PAYMENT OF THE NOMINAL VALUE OF THE SHARES HELD BY SUCH SHAREHOLDER, SUBJECT TO THE PROVISIONS OF THE COMPANIES LAW.

6.	CAPITAL, SHARES AND RIGHTS

6.1.	THE REGISTERED SHARE CAPITAL OF THE COMPANY CONSISTS OF 450,000,000 ORDINARY SHARES, OF NO-PAR VALUE PER SHARE.

6.2.

SUBJECT TO ARTICLE 13, ALL ISSUED AND OUTSTANDING SHARES OF THE COMPANY OF THE SAME CLASS ARE OF EQUAL RIGHTS BETWEEN THEM FOR ALL INTENTS AND PURPOSES CONCERNING THE RIGHTS SET FORTH IN THESE ARTICLES.

6.3.	SUBJECT TO ARTICLE 13, EACH ISSUED ORDINARY SHARE ENTITLES ITS HOLDER TO THE RIGHTS AS DESCRIBED BELOW:

6.3.1.

THE EQUAL RIGHT TO PARTICIPATE IN AND VOTE AT THE COMPANY’S GENERAL MEETINGS, WHETHER ORDINARY MEETINGS OR SPECIAL MEETINGS, AND EACH OF THE SHARES IN THE COMPANY SHALL ENTITLE THE HOLDER THEREOF, WHO IS PRESENT AT THE MEETING AND PARTICIPATING IN THE VOTE, WHETHER IN PERSON, OR BY PROXY, TO ONE VOTE.

6.3.2.	THE EQUAL RIGHT TO PARTICIPATE IN ANY DIVIDEND OR DISTRIBUTION OF BONUS SHARES.

6.3.3.	THE EQUAL RIGHT TO PARTICIPATE IN THE DISTRIBUTION OF ASSETS AVAILABLE FOR DISTRIBUTION IN THE EVENT OF LIQUIDATION OF THE COMPANY.

6.3.4.

IF TWO OR MORE PERSONS ARE REGISTERED AS JOINT HOLDERS OF ANY SHARES, ANY ONE OF SUCH PERSONS MAY GIVE EFFECTUAL RECEIPTS FOR ANY DIVIDEND OR OTHER MONIES IN RESPECT OF SUCH SHARE AND HIS OR HER CONFIRMATION WILL BIND ALL HOLDERS OF SUCH SHARE.

6.3.5.

ANY PAYMENT FOR A SHARE SHALL BE INITIALLY CREDITED AGAINST THE PAR VALUE OF SAID SHARE AND ANY EXCESS AMOUNT SHALL BE CREDITED AS A PREMIUM FOR SAID SHARE, UNLESS DETERMINED OTHERWISE IN THE CONDITIONS OF THE ALLOCATION.

7.	SHARE CERTIFICATES

7.1.

A SHAREHOLDER WHO IS REGISTERED IN THE REGISTER IS ENTITLED TO RECEIVE FROM THE COMPANY, WITHOUT PAYMENT AND AT SUCH SHAREHOLDER’S REQUEST, WITHIN A PERIOD OF THREE MONTHS AFTER THE ALLOCATION OR REGISTRATION OF THE TRANSFER, ONE SHARE CERTIFICATE WITH RESPECT TO ALL THE SHARES REGISTERED IN HIS NAME, WHICH SHALL SPECIFY THE AGGREGATE NUMBER OF THE SHARES HELD BY SUCH SHAREHOLDER. IN THE EVENT OF A JOINTLY HELD SHARE, THE COMPANY SHALL ISSUE ONE SHARE CERTIFICATE FOR ALL THE JOINT HOLDERS OF THE SHARE, AND THE DELIVERY OF SUCH CERTIFICATE TO ONE OF THE JOINT HOLDERS SHALL BE DEEMED TO BE DELIVERY TO ALL OF THEM. EVERY CERTIFICATE SHALL BEAR THE COMPANY’S STAMP OR SEAL OR A FACSIMILE COPY THEREOF AND BE SIGNED BY AN OFFICE HOLDER OF THE COMPANY, A DIRECTOR OF THE COMPANY, THE COMPANY’S SECRETARY OR BY ANY OTHER PERSON APPOINTED BY THE BOARD FOR SUCH PURPOSE.

7.2.

THE COMPANY MAY ISSUE A NEW CERTIFICATE IN LIEU OF A CERTIFICATE THAT WAS ISSUED AND WAS LOST, DEFACED, OR DESTROYED, ON THE BASIS OF SUCH PROOF AND GUARANTEES AS THE COMPANY MAY REQUIRE, AND AFTER PAYMENT OF AN AMOUNT THAT SHALL BE PRESCRIBED BY THE COMPANY, AND THE COMPANY MAY ALSO REPLACE EXISTING CERTIFICATES WITH NEW CERTIFICATES, FREE OF CHARGE, SUBJECT TO SUCH CONDITIONS AS THE COMPANY SHALL STIPULATE.

8.	REGISTERED HOLDER

8.1.

EXCEPT AS OTHERWISE PROVIDED IN THESE ARTICLES, THE COMPANY SHALL BE ENTITLED TO TREAT THE REGISTERED HOLDER OF ANY SHARE AS THE ABSOLUTE OWNER THEREOF, AND, ACCORDINGLY, SHALL NOT, EXCEPT AS ORDERED BY A COURT OF COMPETENT JURISDICTION, OR AS REQUIRED BY STATUTE, BE BOUND TO RECOGNIZE ANY EQUITABLE OR OTHER CLAIM TO, OR INTEREST IN SUCH SHARE ON THE PART OF ANY OTHER PERSON.

8.2.

TO THE EXTENT REQUIRED BY THE LAW A TRUSTEE MUST INFORM THE COMPANY OF THE FACT THAT SUCH TRUSTEE IS HOLDING SHARES OF THE COMPANY IN TRUST FOR ANOTHER PERSON AT SUCH TIME AS MAY BE REQUIRED BY THE LAW. THE COMPANY SHALL REGISTER THAT FACT IN THE REGISTER IN RESPECT OF SUCH SHARES. THE TRUSTEE SHALL BE DEEMED TO BE THE SOLE HOLDER OF SAID SHARES.

9.	ISSUANCE AND REPURCHASE OF SHARES

9.1.

THE UNISSUED SHARES FROM TIME TO TIME SHALL BE UNDER THE CONTROL OF THE BOARD (AND, TO THE FULL EXTENT PERMITTED BY LAW, ANY COMMITTEE THEREOF), WHICH SHALL HAVE THE POWER TO ISSUE OR OTHERWISE DISPOSE OF SHARES AND OF SECURITIES CONVERTIBLE OR EXERCISABLE INTO OR OTHER RIGHTS TO ACQUIRE FROM THE COMPANY TO SUCH PERSONS, ON SUCH TERMS AND CONDITIONS, AND EITHER AT PAR OR AT A PREMIUM, OR SUBJECT TO THE PROVISIONS OF THE LAW, AT A DISCOUNT AND/OR WITH PAYMENT OF COMMISSION, AND AT SUCH TIMES, AS THE BOARD (OR THE COMMITTEE, AS THE CASE MAY BE) DEEMS FIT, AND THE

POWER TO GIVE TO ANY PERSON THE OPTION TO ACQUIRE FROM THE COMPANY ANY SHARES OR SECURITIES CONVERTIBLE OR EXERCISABLE INTO OR OTHER RIGHTS TO ACQUIRE FROM THE COMPANY, EITHER AT PAR OR AT A PREMIUM, OR, SUBJECT AS AFORESAID, AT A DISCOUNT AND/OR WITH PAYMENT OF COMMISSION, DURING SUCH TIME AND FOR SUCH CONSIDERATION AS THE BOARD (OR THE COMMITTEE, AS THE CASE MAY BE) DEEMS FIT.

9.2.

THE COMPANY MAY AT ANY TIME AND FROM TIME TO TIME, SUBJECT TO THE LAW, REPURCHASE OR FINANCE THE PURCHASE OF ANY SHARES OR OTHER SECURITIES ISSUED BY THE COMPANY, IN SUCH MANNER AND UNDER SUCH TERMS AS THE BOARD SHALL DETERMINE, WHETHER FROM ANY ONE OR MORE SHAREHOLDERS. SUCH PURCHASE SHALL NOT BE DEEMED AS PAYMENT OF DIVIDENDS AND AS SUCH, NO SHAREHOLDER WILL HAVE THE RIGHT TO REQUIRE THE COMPANY TO PURCHASE HIS SHARES OR OFFER TO PURCHASE SHARES FROM ANY OTHER SHAREHOLDERS.

10.	TRANSFER OF SHARES

10.1.	SUBJECT TO THE STATUTES, THESE ARTICLES (INCLUDING ARTICLE 34), AND SUBJECT TO ANY APPLICABLE AGREEMENTS OR UNDERTAKINGS OF ANY SPECIFIC SHAREHOLDER, THE SHARES SHALL BE FREELY TRANSFERABLE.

10.2.

A TRANSFER OF REGISTERED SHARES SHALL BE MADE IN WRITING OR ANY OTHER MANNER, IN A FORM SPECIFIED BY THE BOARD OR THE TRANSFER AGENT APPOINTED BY THE COMPANY, AND SUCH TRANSFER FORM SHOULD BE SIGNED BY BOTH THE TRANSFEREE AND THE TRANSFEROR AND DELIVERED TO THE OFFICE OR TO SUCH TRANSFER AGENT, TOGETHER WITH THE CERTIFICATES OF THE SHARES DUE TO BE TRANSFERRED, IF SUCH CERTIFICATES HAVE BEEN ISSUED. THE BOARD, MAY, FROM TIME TO TIME, PRESCRIBE A FEE OF THE REGISTRATION OF A TRANSFER, AND MAY APPROVE OTHER METHODS OF RECOGNIZING THE TRANSFER OF SHARES IN ORDER TO FACILITATE THE TRADING OF THE COMPANY’S SHARES ON THE NEW YORK STOCK EXCHANGE, NASDAQ STOCK MARKET OR ON ANY OTHER APPLICABLE STOCK EXCHANGE. THE TRANSFEREE SHALL BE DEEMED TO BE THE SHAREHOLDER WITH RESPECT TO THE TRANSFERRED SHARES ONLY FROM THE DATE OF REGISTRATION OF HIS NAME IN THE REGISTER.

10.3.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, SHARES REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR ITS NOMINEE SHALL BE TRANSFERRABLE IN ACCORDANCE WITH THE POLICIES AND PROCEDURES OF THE DEPOSITORY TRUST COMPANY.

10.4.

THE BOARD MAY CLOSE THE REGISTER AND SUSPEND THE REGISTRATION OF TRANSFERS FOR SUCH PERIOD OF TIME AS THE BOARD SHALL DEEM FIT, PROVIDED THAT THE PERIOD OF CLOSURE OF ANY SUCH BOOK SHALL NOT EXCEED 30 DAYS EACH YEAR. THE COMPANY SHALL NOTIFY THE SHAREHOLDERS OF SUCH DECISION.

11.	TRANSMISSION OF SHARES

11.1.

IN THE CASE OF THE DEATH, LIQUIDATION, BANKRUPTCY, DISSOLUTION, WINDING-UP OR A SIMILAR OCCURRENCE OF A SHAREHOLDER, THE LEGAL SUCCESSORS, RECEIVERS, OR LIQUIDATORS (AS THE CASE MAY BE) OF SUCH SHAREHOLDER SHALL BE THE ONLY PERSONS RECOGNIZED BY THE COMPANY AS HAVING ANY TITLE TO SUCH SHARES, BUT NOTHING HEREIN CONTAINED SHALL RELEASE THE ESTATE OF THE PREDECESSOR FROM ANY LIABILITY IN RESPECT OF SUCH SHARES.

11.2.

THE LEGAL SUCCESSORS MAY, UPON PRODUCING SUCH EVIDENCE OF TITLE AS THE BOARD SHALL REQUIRE, BE REGISTERED THEMSELVES AS HOLDERS OF THE SHARES, OR SUBJECT TO THE PROVISIONS AS TO TRANSFERS HEREIN CONTAINED, TRANSFER THE SAME TO SOME OTHER PERSON.

12.	CALLS ON SHARES

12.1.

THE BOARD MAY, FROM TIME TO TIME, MAKE SUCH CALLS AS IT MAY DEEM APPROPRIATE UPON SHAREHOLDERS WITH RESPECT TO ANY SUM UNPAID IN RESPECT OF SHARES HELD BY SUCH SHAREHOLDERS WHICH IS NOT, BY THE TERMS OF ALLOTMENT THEREOF OR OTHERWISE, PAYABLE AT A FIXED TIME, AND EACH SHAREHOLDER SHALL PAY THE AMOUNT OF EVERY CALL SO MADE UPON HIM (AND OF EACH INSTALLMENT THEREOF IF THE SAME IS PAYABLE IN INSTALLMENTS), TO THE PERSON(S) AND AT THE TIME(S) AND PLACE(S) DESIGNATED BY THE BOARD, AS ANY SUCH TIME(S) MAY BE THEREAFTER EXTENDED AND/OR SUCH PERSON(S) OR PLACE(S) CHANGED. UNLESS OTHERWISE STIPULATED BY THE BOARD (AND IN THE NOTICE HEREAFTER REFERRED TO), EACH PAYMENT IN RESPONSE TO A CALL SHALL BE DEEMED TO CONSTITUTE A PRO RATA PAYMENT ON ACCOUNT OF ALL SHARES IN RESPECT OF WHICH SUCH CALL WAS MADE.

12.2.

NOTICE OF ANY CALL SHALL BE GIVEN IN WRITING TO THE APPLICABLE SHAREHOLDER(S) NOT LESS THAN FOURTEEN (14) DAYS PRIOR TO THE TIME OF PAYMENT, SPECIFYING THE TIME AND PLACE OF PAYMENT, AND DESIGNATING THE PERSON TO WHOM AND THE PLACE WHERE SUCH PAYMENT SHALL BE MADE; PROVIDED, HOWEVER, THAT BEFORE THE TIME FOR ANY SUCH PAYMENT, THE BOARD MAY, BY NOTICE IN WRITING TO SUCH SHAREHOLDER(S), REVOKE SUCH CALL IN WHOLE OR IN PART, EXTEND SUCH TIME, OR ALTER SUCH DESIGNATED PERSON AND/OR PLACE. IN THE EVENT OF A CALL PAYABLE IN INSTALLMENTS, ONLY ONE NOTICE THEREOF NEED BE GIVEN.

12.3.

IF, BY THE TERMS OF ALLOTMENT OF ANY SHARE OR OTHERWISE, ANY AMOUNT IS MADE PAYABLE AT ANY FIXED TIME, EVERY SUCH AMOUNT SHALL BE PAYABLE AT SUCH TIME AS IF IT WERE A CALL DULY MADE BY THE BOARD AND OF WHICH DUE NOTICE HAD BEEN GIVEN, AND ALL THE PROVISIONS HEREIN CONTAINED WITH RESPECT TO CALLS SHALL APPLY TO EACH SUCH AMOUNT.

12.4.	THE JOINT HOLDERS OF A SHARE SHALL BE JOINTLY AND SEVERALLY LIABLE TO PAY ALL CALLS IN RESPECT THEREOF AND ALL INTEREST PAYABLE THEREON.

12.5.

ANY AMOUNT UNPAID IN RESPECT OF A CALL SHALL BEAR INTEREST FROM THE DATE ON WHICH IT IS PAYABLE UNTIL ACTUAL PAYMENT THEREOF, AT SUCH RATE (NOT EXCEEDING THE THEN PREVAILING DEBTOR RATE CHARGED BY LEADING COMMERCIAL BANKS IN ISRAEL), AND AT SUCH TIME(S) AS THE BOARD MAY PRESCRIBE.

12.6.

A SHAREHOLDER SHALL NOT BE ENTITLED TO HIS RIGHTS AS SHAREHOLDER, INCLUDING THE RIGHT TO DIVIDENDS, UNLESS SUCH SHAREHOLDER HAS FULLY PAID ALL THE NOTICES OF CALL DELIVERED TO HIM, OR WHICH ACCORDING TO THESE ARTICLES ARE DEEMED TO HAVE BEEN DELIVERED TO HIM, TOGETHER WITH INTEREST, LINKAGE AND EXPENSES, IF ANY, UNLESS OTHERWISE DETERMINED BY THE BOARD.

12.7.	UPON THE ALLOTMENT OF SHARES, THE BOARD MAY PROVIDE FOR DIFFERENCES AMONG THE ALLOTTEES OF SUCH SHARES AS TO THE AMOUNT OF CALLS AND/OR THE TIMES OF PAYMENT THEREOF.

13.	ALTERATIONS OF THE REGISTERED SHARE CAPITAL

13.1.	SUBJECT TO THE STATUTES, A GENERAL MEETING OF SHAREHOLDERS MAY FROM TIME TO TIME RESOLVE TO:

a)

alter or add classes of shares that shall constitute the Company’s registered capital, including shares with preference rights, deferred rights, conversion rights or any other special rights or limitations;

b)	increase the Company’s registered share capital by creating new shares either of an existing class or of a new class;

c)	consolidate and/or split all or any of its share capital into shares of larger or smaller par value than the existing shares;

d)	cancel any registered shares not yet allocated, provided that the Company has made no commitment to allocate such shares; and

e)	reduce the Company’s share capital and any reserved fund for redemption of capital.

13.2.	IN EXECUTING ANY RESOLUTION ADOPTED ACCORDING TO ARTICLE 13.1 ABOVE, THE BOARD MAY, AT ITS DISCRETION, RESOLVE ANY RELATED ISSUES.

13.3.

IF AS A RESULT OF A CONSOLIDATION OR SPLIT OF SHARES AUTHORIZED UNDER THESE ARTICLES, FRACTIONS OF A SHARE WILL STAND TO THE CREDIT OF ANY SHAREHOLDER, THE BOARD IS AUTHORIZED AT ITS DISCRETION, TO ACT AS FOLLOWS:

(a)

Determine that fractions of shares that do not entitle their owners to a whole share, will be sold by the Company and that the consideration for the sale be paid to the beneficiaries, on terms the Board may determine;

(b)

Allot to every shareholder, who holds a fraction of a share resulting from a consolidation and/or split, shares of the class that existed prior to the consolidation and/or split, in a quantity that, when consolidated with the fraction, will constitute a whole share, and such allotment will be considered valid immediately prior to the consolidation or split;

(c)	Determine the manner for paying the amounts to be paid for shares allotted in accordance with Article 13.3(b) above, including on account of bonus shares; and/or

(d)

Determine that the owners of fractions of shares will not be entitled to receive a whole Share in respect of a share fraction or that they may receive a whole share with a different par value than that of the fraction of a share.

13.4.

EXCEPT AS OTHERWISE PROVIDED BY OR PURSUANT TO THESE ARTICLES OR BY THE CONDITIONS OF ISSUE, ANY NEW SHARE CAPITAL SHALL BE CONSIDERED AS PART OF THE ORIGINAL SHARE CAPITAL, AND SHALL BE SUBJECT TO THE SAME PROVISIONS OF THESE ARTICLES WITH REFERENCE TO PAYMENT OF CALLS, LIEN, TRANSFER, TRANSMISSION, FORFEITURE AND OTHERWISE, WHICH APPLIES TO THE ORIGINAL SHARE CAPITAL.

14.	MODIFICATION OF CLASS RIGHTS

14.1.	IF AT ANY TIME THE SHARE CAPITAL IS DIVIDED INTO DIFFERENT CLASSES OF SHARES, ANY CHANGE TO THE RIGHTS AND PRIVILEGES OF THE HOLDERS OF ANY

SUCH CLASS OF SHARES SHALL REQUIRE THE APPROVAL OF A CLASS MEETING OF SUCH CLASS OF SHARES BY A SIMPLE MAJORITY (UNLESS OTHERWISE PROVIDED BY THE STATUTES OR BY THE TERMS OF ISSUE OF THE SHARES OF THAT CLASS), IN ADDITION TO THE SIMPLE MAJORITY OF ALL CLASSES OF SHARES VOTING TOGETHER AS A SINGLE CLASS AT A SHAREHOLDER MEETING.

14.2.

THE RIGHTS AND PRIVILEGES OF THE HOLDERS OF ANY CLASS OF SHARES SHALL NOT BE DEEMED TO HAVE BEEN ALTERED BY CREATING OR ISSUING SHARES OF ANY CLASS, INCLUDING A NEW CLASS (UNLESS OTHERWISE PROVIDED BY THE TERMS OF ISSUE OF THE SHARES OF THAT CLASS).

15.	BORROWING POWERS

THE COMPANY MAY, BY RESOLUTION OF THE BOARD, FROM TIME TO TIME, RAISE OR BORROW OR SECURE THE PAYMENT OF ANY SUM OR SUMS OF MONEY FOR THE PURPOSES OF THE COMPANY. THE COMPANY, BY RESOLUTION OF THE BOARD, MAY ALSO RAISE OR SECURE THE PAYMENT OR REPAYMENT OF SUCH SUM OR SUMS IN SUCH MANNER AND UPON SUCH TERMS AND CONDITIONS IN ALL RESPECTS AS IT DEEMS FIT, AND IN PARTICULAR BY THE ISSUE OF DEBENTURES OR DEBENTURE STOCK OF THE COMPANY CHARGED UPON ALL OR ANY PART OF THE PROPERTY OF THE COMPANY (BOTH PRESENT AND FUTURE) INCLUDING ITS UNISSUED AND/OR ITS UNCALLED CAPITAL FOR THE TIME BEING. ISSUANCE OF ANY SERIES OF DEBENTURES SHALL REQUIRE BOARD APPROVAL

16.	GENERAL MEETINGS

16.1.

ANNUAL GENERAL MEETINGS SHALL BE HELD AT LEAST ONCE A CALENDAR YEAR, AT SUCH PLACE AND TIME AS DETERMINED BY THE BOARD, BUT NOT LATER THAN FIFTEEN (15) MONTHS AFTER THE LAST ANNUAL GENERAL MEETING. SUCH GENERAL MEETINGS SHALL BE CALLED “ANNUAL MEETINGS” AND ALL OTHER GENERAL MEETINGS OF THE COMPANY SHALL BE CALLED “SPECIAL MEETINGS”. THE ANNUAL MEETING SHALL REVIEW THE COMPANY’S FINANCIAL STATEMENTS AND SHALL TRANSACT ANY OTHER BUSINESS REQUIRED PURSUANT TO THESE ARTICLES OR THE LAW, AND ANY OTHER MATTER AS SHALL BE DETERMINED BY THE BOARD. THE BOARD MAY CONVENE A SPECIAL MEETING BY ITS RESOLUTION, AND IS REQUIRED TO CONVENE A SPECIAL MEETING SHOULD IT RECEIVE A REQUEST, IN WRITING, FROM A PERSON OR PERSONS ENTITLED, UNDER THE COMPANIES LAW, TO DEMAND SUCH MEETING.

16.2.

ANY REQUEST FOR CONVENING A MEETING MUST SPECIFY THE PURPOSES FOR WHICH THE MEETING IS TO BE CALLED, SHALL BE SIGNED BY THE PERSONS REQUESTING THE MEETING, AND SHALL BE DELIVERED TO THE COMPANY’S REGISTERED OFFICES.

16.3.

SUBJECT TO ANY APPLICABLE LAW AND STOCK EXCHANGE RULES AND REGULATIONS, ANY SHAREHOLDER OR SHAREHOLDERS OF THE COMPANY HOLDING AT LEAST THE REQUIRED PERCENTAGE UNDER THE LAW OF THE VOTING RIGHTS OF THE COMPANY WHICH ENTITLES FOR THE RIGHT TO REQUEST TO INCLUDE A MATTER ON THE AGENDA OF A GENERAL MEETING (THE “PROPOSING SHAREHOLDER(S)”) MAY REQUEST, SUBJECT TO THE LAW, THAT THE BOARD OF DIRECTORS INCLUDE A MATTER ON THE AGENDA OF A GENERAL MEETING TO BE HELD IN THE FUTURE, PROVIDED THAT THE BOARD OF DIRECTORS DETERMINES

THAT THE MATTER IS APPROPRIATE TO BE CONSIDERED AT A GENERAL MEETING (A “PROPOSAL REQUEST”). IN ORDER FOR THE BOARD OF DIRECTORS TO CONSIDER A PROPOSAL REQUEST AND WHETHER TO INCLUDE THE MATTER STATED THEREIN IN THE AGENDA OF A GENERAL MEETING, NOTICE OF THE PROPOSAL REQUEST MUST BE TIMELY DELIVERED IN ACCORDANCE WITH APPLICABLE LAW, AND THE PROPOSAL REQUEST MUST COMPLY WITH THE REQUIREMENTS OF THESE ARTICLES (INCLUDING THIS ARTICLE 16.3) AND ANY APPLICABLE LAW AND STOCK EXCHANGE RULES AND REGULATIONS. THE PROPOSAL REQUEST MUST BE IN WRITING, SIGNED BY ALL OF THE PROPOSING SHAREHOLDER(S) MAKING SUCH REQUEST, DELIVERED, EITHER IN PERSON OR BY CERTIFIED MAIL, POSTAGE PREPAID, AND RECEIVED BY THE SECRETARY (OR, IN THE ABSENCE THEREOF BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY). THE ANNOUNCEMENT OF AN ADJOURNMENT OR POSTPONEMENT OF A GENERAL MEETING SHALL NOT COMMENCE A NEW TIME PERIOD (OR EXTEND ANY TIME PERIOD) FOR THE DELIVERY OF A PROPOSAL REQUEST AS DESCRIBED ABOVE. IN ADDITION TO ANY INFORMATION REQUIRED TO BE INCLUDED IN ACCORDANCE WITH APPLICABLE LAW, A PROPOSAL REQUEST MUST INCLUDE THE FOLLOWING: (I) THE NAME, ADDRESS, TELEPHONE NUMBER, FAX NUMBER AND EMAIL ADDRESS OF THE PROPOSING SHAREHOLDER (OR EACH PROPOSING SHAREHOLDER, AS THE CASE MAY BE) AND, IF AN ENTITY, THE NAME(S) OF THE PERSON(S) THAT CONTROLS OR MANAGES SUCH ENTITY; (II) THE NUMBER OF SHARES HELD BY THE PROPOSING SHAREHOLDER(S), DIRECTLY OR INDIRECTLY (AND, IF ANY OF SUCH SHARES ARE HELD INDIRECTLY, AN EXPLANATION OF HOW THEY ARE HELD AND BY WHOM), WHICH SHALL BE IN SUCH NUMBER NO LESS THAN AS IS REQUIRED TO QUALIFY AS A PROPOSING SHAREHOLDER, ACCOMPANIED BY EVIDENCE SATISFACTORY TO THE COMPANY OF THE RECORD HOLDING OF SUCH SHARES BY THE PROPOSING SHAREHOLDER(S) AS OF THE DATE OF THE PROPOSAL REQUEST, AND A REPRESENTATION THAT THE PROPOSING SHAREHOLDER(S) INTENDS TO APPEAR IN PERSON OR BY PROXY AT THE MEETING; (III) THE MATTER REQUESTED TO BE INCLUDED ON THE AGENDA OF A GENERAL MEETING, ALL INFORMATION RELATED TO SUCH MATTER, THE REASON THAT SUCH MATTER IS PROPOSED TO BE BROUGHT BEFORE THE GENERAL MEETING, THE COMPLETE TEXT OF THE RESOLUTION THAT THE PROPOSING SHAREHOLDER PROPOSES TO BE VOTED UPON AT THE GENERAL MEETING AND, IF THE PROPOSING SHAREHOLDER WISHES TO HAVE A POSITION STATEMENT IN SUPPORT OF THE PROPOSAL REQUEST, A COPY OF SUCH POSITION STATEMENT THAT COMPLIES WITH THE REQUIREMENT OF ANY APPLICABLE LAW (IF ANY), (IV) A DESCRIPTION OF ALL ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE PROPOSING SHAREHOLDERS AND ANY OTHER PERSON(S) (NAMING SUCH PERSON OR PERSONS) IN CONNECTION WITH THE MATTER THAT IS REQUESTED TO BE INCLUDED ON THE AGENDA AND A DECLARATION SIGNED BY ALL PROPOSING SHAREHOLDER(S) OF WHETHER ANY OF THEM HAS A PERSONAL INTEREST IN THE MATTER AND, IF SO, A DESCRIPTION IN REASONABLE DETAIL OF SUCH PERSONAL INTEREST; (V) A DESCRIPTION OF ALL DERIVATIVE TRANSACTIONS (AS DEFINED BELOW) BY EACH PROPOSING SHAREHOLDER(S) DURING THE PREVIOUS TWELVE (12) MONTH PERIOD, INCLUDING THE DATE OF THE TRANSACTIONS AND THE CLASS, SERIES AND NUMBER OF SECURITIES INVOLVED IN, AND THE MATERIAL ECONOMIC TERMS OF, SUCH DERIVATIVE TRANSACTIONS; AND (VI) A DECLARATION THAT ALL OF THE INFORMATION THAT IS REQUIRED UNDER THE COMPANIES LAW AND ANY OTHER APPLICABLE LAW AND STOCK EXCHANGE RULES AND REGULATIONS TO BE PROVIDED TO THE COMPANY IN CONNECTION WITH SUCH MATTER, IF ANY, HAS BEEN PROVIDED TO THE COMPANY. THE BOARD OF DIRECTORS, MAY, IN ITS DISCRETION, TO THE EXTENT IT DEEMS NECESSARY, REQUEST THAT THE PROPOSING SHAREHOLDER(S) PROVIDE ADDITIONAL

INFORMATION NECESSARY SO AS TO INCLUDE A MATTER IN THE AGENDA OF A GENERAL MEETING, AS THE BOARD OF DIRECTORS MAY REASONABLY REQUIRE.

A “DERIVATIVE TRANSACTION” MEANS ANY AGREEMENT, ARRANGEMENT, INTEREST OR UNDERSTANDING ENTERED INTO BY, OR ON BEHALF OR FOR THE BENEFIT OF, ANY PROPOSING SHAREHOLDER OR ANY OF ITS AFFILIATES OR ASSOCIATES, WHETHER OF RECORD OR BENEFICIAL: (1) THE VALUE OF WHICH IS DERIVED IN WHOLE OR IN PART FROM THE VALUE OF ANY CLASS OR SERIES OF SHARES OR OTHER SECURITIES OF THE COMPANY, (2) WHICH OTHERWISE PROVIDES ANY DIRECT OR INDIRECT OPPORTUNITY TO GAIN OR SHARE IN ANY GAIN DERIVED FROM A CHANGE IN THE VALUE OF SECURITIES OF THE COMPANY, (3) THE EFFECT OR INTENT OF WHICH IS TO MITIGATE LOSS, MANAGE RISK OR BENEFIT OF SECURITY VALUE OR PRICE CHANGES, OR (4) WHICH PROVIDES THE RIGHT TO VOTE OR INCREASE OR DECREASE THE VOTING POWER OF, SUCH PROPOSING SHAREHOLDER, OR ANY OF ITS AFFILIATES OR ASSOCIATES, WITH RESPECT TO ANY SHARES OR OTHER SECURITIES OF THE COMPANY, WHICH AGREEMENT, ARRANGEMENT, INTEREST OR UNDERSTANDING MAY INCLUDE, WITHOUT LIMITATION, ANY OPTION, WARRANT, DEBT POSITION, NOTE, BOND, CONVERTIBLE SECURITY, SWAP, SHARE APPRECIATION RIGHT, SHORT POSITION, PROFIT INTEREST, HEDGE, RIGHT TO DIVIDENDS, VOTING AGREEMENT, PERFORMANCE-RELATED FEE OR ARRANGEMENT TO BORROW OR LEND SHARES (WHETHER OR NOT SUBJECT TO PAYMENT, SETTLEMENT, EXERCISE OR CONVERSION IN ANY SUCH CLASS OR SERIES), AND ANY PROPORTIONATE INTEREST OF SUCH PROPOSING SHAREHOLDER IN THE SECURITIES OF THE COMPANY HELD BY ANY GENERAL OR LIMITED PARTNERSHIP, OR ANY LIMITED LIABILITY COMPANY, OF WHICH SUCH PROPOSING SHAREHOLDER IS, DIRECTLY OR INDIRECTLY, A GENERAL PARTNER OR MANAGING MEMBER.

THE INFORMATION REQUIRED PURSUANT TO THIS ARTICLE SHALL BE UPDATED AS OF (I) THE RECORD DATE OF THE GENERAL MEETING, (II) FIVE DAYS BEFORE THE GENERAL MEETING, AND (III) AS OF THE GENERAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE PROVISIONS OF ARTICLES 16.2 AND 16.3 SHALL APPLY, MUTATIS MUTANDIS, ON ANY MATTER TO BE INCLUDED ON THE AGENDA OF A SPECIAL MEETING WHICH IS CONVENED PURSUANT TO A REQUEST OF A SHAREHOLDER DULY DELIVERED TO THE COMPANY IN ACCORDANCE WITH THE COMPANIES LAW.

16.4.	SUBJECT TO APPLICABLE LAW, THE BOARD SHALL DETERMINE THE AGENDA OF ANY GENERAL MEETING.

16.5.	AN AMENDMENT TO ARTICLES 16.3, 16.4 OR THIS ARTICLE 16.5 SHALL REQUIRE A SPECIAL MAJORITY.

16.6.	NOTICE OF GENERAL MEETINGS:

UNLESS OTHERWISE REQUIRED BY THE LAW AND THESE ARTICLES, THE COMPANY IS NOT REQUIRED TO GIVE NOTICE UNDER SECTION 69 OF THE COMPANIES LAW. A NOTICE OF GENERAL MEETING SHALL BE PUBLISHED BY THE COMPANY ON THE WEBSITE OF (I) THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), AND (II) THE COMPANY, AS A CURRENT REPORT ON FORM 6-K OR FORM 8-K (OR SUCH OTHER FORM PRESCRIBED BY THE STATUTES), AT LEAST 21 DAYS PRIOR TO THE GENERAL MEETING (OR EARLIER IF SO REQUIRED UNDER THE STATUTES) AND, IF SO PUBLISHED, SHALL BE DEEMED TO HAVE BEEN DULY GIVEN ON THE DATE OF SUCH PUBLICATION TO ANY SHAREHOLDER.

17.	PROCEEDINGS AT GENERAL MEETINGS

17.1.	QUORUM

(A)	NO BUSINESS SHALL BE TRANSACTED AT ANY GENERAL MEETING OF THE COMPANY UNLESS A QUORUM OF SHAREHOLDERS IS PRESENT AT THE OPENING OF THE GENERAL MEETING.

(B)

EXCEPT AS PROVIDED IN THE FOLLOWING ARTICLE WITH REGARD TO AN ADJOURNED GENERAL MEETING, THE QUORUM FOR ANY GENERAL MEETING SHALL BE THE PRESENCE OF AT LEAST TWO SHAREHOLDERS IN PERSON OR BY PROXY (INCLUDING BY VOTING DEED) HOLDING 25% OF THE OF THE VOTING RIGHTS IN THE COMPANY. FOR THIS PURPOSE, ABSTAINING SHAREHOLDERS SHALL BE DEEMED PRESENT AT THE GENERAL MEETING.

(C)

IF WITHIN HALF AN HOUR FROM THE TIME APPOINTED FOR THE HOLDING OF A GENERAL MEETING A QUORUM IS NOT PRESENT, THE GENERAL MEETING SHALL STAND ADJOURNED TO THE SAME DAY IN THE FOLLOWING WEEK AT THE SAME TIME AND PLACE OR TO SUCH OTHER DAY, TIME AND PLACE AS THE BOARD MAY INDICATE IN A NOTICE TO THE SHAREHOLDERS. AT SUCH ADJOURNED GENERAL MEETING ANY NUMBER OF SHAREHOLDERS SHALL CONSTITUTE A QUORUM FOR THE BUSINESS FOR WHICH THE ORIGINAL GENERAL MEETING WAS CALLED.

17.2.	CHAIRPERSON OF THE GENERAL MEETING

(A)

THE CHAIRPERSON SHALL PRESIDE AS THE CHAIRPERSON AT EVERY GENERAL MEETING, BUT IF THERE SHALL BE NO SUCH CHAIRPERSON OR IF AT ANY MEETING THE CHAIRPERSON SHALL NOT BE PRESENT WITHIN FIFTEEN (15) MINUTES AFTER THE TIME APPOINTED FOR HOLDING THE SAME, OR SHALL BE UNWILLING TO ACT AS CHAIRMAN, THEN THE BOARD MEMBERS PRESENT AT THE MEETING SHALL CHOOSE ONE OF THE BOARD MEMBERS AS CHAIRMAN OF THE MEETING AND IF THEY SHALL NOT DO SO THEN THE SHAREHOLDERS PRESENT (BY PERSON OR BY PROXY) SHALL CHOOSE A BOARD MEMBER, OR IF NO BOARD MEMBER BE PRESENT OR IF ALL THE BOARD MEMBERS PRESENT DECLINE TO TAKE THE CHAIR, THEY SHALL CHOOSE ANY OTHER PERSON PRESENT TO BE CHAIRPERSON OF THE MEETING.

(B)

THE CHAIRPERSON OF THE GENERAL MEETING MAY, WITH THE CONSENT OF A GENERAL MEETING AT WHICH A QUORUM IS PRESENT, AND SHALL IF SO DIRECTED BY THE GENERAL MEETING, ADJOURN ANY MEETING, DISCUSSION OR THE RESOLUTION WITH RESPECT TO A MATTER THAT IS ON THE AGENDA, FROM TIME TO TIME AND FROM PLACE TO PLACE AS THE MEETING SHALL DETERMINE. EXCEPT AS MAY BE REQUIRED BY THE LAW, NO SHAREHOLDER SHALL BE ENTITLED TO ANY NOTICE OF AN ADJOURNMENT OR OF THE BUSINESS TO BE TRANSACTED AT AN ADJOURNED MEETING. NO BUSINESS SHALL BE TRANSACTED AT ANY ADJOURNED MEETING OTHER THAN THE BUSINESS WHICH MIGHT HAVE BEEN TRANSACTED AT THE MEETING FROM WHICH THE ADJOURNMENT TOOK PLACE.

(C)

A VOTE IN RESPECT OF THE ELECTION OF THE CHAIRMAN OF THE MEETING OR REGARDING A RESOLUTION TO ADJOURN THE MEETING SHALL BE CARRIED OUT IMMEDIATELY. ALL OTHER MATTERS SHALL BE VOTED UPON DURING THE MEETING AT SUCH TIME AND ORDER AS DECIDED BY THE CHAIRMAN OF THE GENERAL MEETING.

18.	VOTE OF SHAREHOLDERS

18.1.

ALL RESOLUTIONS PROPOSED AT ANY GENERAL MEETING WILL REQUIRE A SIMPLE MAJORITY, UNLESS OTHERWISE EXPRESSLY REQUIRED BY THE STATUTES OR THESE ARTICLES. EXCEPT AS OTHERWISE EXPRESSLY REQUIRED BY THE STATUTES OR THESE ARTICLES, ALTERATION OR AMENDMENT OF THESE ARTICLES SHALL REQUIRE A SIMPLE MAJORITY.

18.2.

A DECLARATION BY THE CHAIRPERSON OF THE MEETING THAT A RESOLUTION HAS BEEN CARRIED, OR HAS BEEN CARRIED UNANIMOUSLY OR BY A PARTICULAR MAJORITY, OR REJECTED, OR NOT CARRIED BY A PARTICULAR MAJORITY AND AN ENTRY TO THAT EFFECT IN THE MINUTES OF THE MEETING SHALL BE PRIMA FACIE EVIDENCE THEREOF.

18.3.

A GENERAL MEETING, THE CONSIDERATION OF ANY MATTER ON ITS AGENDA OR THE RESOLUTION ON ANY MATTER ON ITS AGENDA, MAY BE POSTPONED OR ADJOURNED, FROM TIME TO TIME AND FROM PLACE TO PLACE: (I) BY THE CHAIRPERSON OF A GENERAL MEETING AT WHICH A QUORUM IS PRESENT (AND HE SHALL IF SO DIRECTED BY THE GENERAL MEETING, WITH THE CONSENT OF THE HOLDERS OF A MAJORITY OF THE VOTING POWER REPRESENTED IN PERSON OR BY PROXY AND VOTING ON THE QUESTION OF ADJOURNMENT); OR (II) BY THE BOARD (WHETHER PRIOR TO OR AT A GENERAL MEETING), BUT NO BUSINESS SHALL BE TRANSACTED AT ANY SUCH ADJOURNED MEETING EXCEPT BUSINESS WHICH MIGHT LAWFULLY HAVE BEEN TRANSACTED AT THE MEETING AS ORIGINALLY CALLED, OR A MATTER ON ITS AGENDA WITH RESPECT TO WHICH NO RESOLUTION WAS ADOPTED AT THE MEETING ORIGINALLY CALLED.

18.4.	THE CHAIRPERSON OF THE MEETING WILL NOT HAVE A SECOND AND/OR A CASTING VOTE. IF THE VOTE IS TIED WITH REGARD TO A CERTAIN PROPOSED RESOLUTION SUCH PROPOSAL SHALL BE DEEMED REJECTED.

18.5.

IF TWO OR MORE PERSONS ARE JOINTLY ENTITLED TO A SHARE, THE VOTE OF THE SENIOR ONE WHO TENDERS A VOTE, WHETHER IN PERSON OR BY PROXY, SHALL BE ACCEPTED TO THE EXCLUSION OF THE VOTES OF THE OTHER REGISTERED HOLDERS OF THE SHARE, AND FOR THIS PURPOSE SENIORITY SHALL BE DETERMINED BY THE ORDER IN WHICH THE NAMES STAND IN THE REGISTER.

18.6.	A PROXY MAY BE APPOINTED IN RESPECT OF ONLY SOME OF THE SHARES HELD BY A SHAREHOLDER, AND A SHAREHOLDER MAY APPOINT MORE THAN ONE PROXY, EACH EMPOWERED TO VOTE BY VIRTUE OF A PORTION OF THE SHARES.

18.7.	A PROXYHOLDER NEED NOT BE A SHAREHOLDER OF THE COMPANY.

18.8.

THE INSTRUMENT APPOINTING A PROXY SHALL BE IN WRITING SIGNED BY THE APPOINTER OR OF HIS ATTORNEY-IN-FACT DULY AUTHORIZED IN WRITING. A CORPORATE ENTITY SHALL VOTE BY A REPRESENTATIVE DULY APPOINTED IN WRITING BY SUCH ENTITY. ANY INSTRUMENT APPOINTING A PROXY OR A REPRESENTATIVE OF A CORPORATE ENTITY (WHETHER FOR A SPECIFIED MEETING OR OTHERWISE) SHALL BE IN A FORM SATISFACTORY TO THE COMPANY.

Such instrument shall be duly signed by the appointer or his duly authorized attorney or, if such appointer is a company or other corporate body, under its common seal, stamp or printed name or the hand of its duly authorized agent(s) or attorney(s).

18.9.

IF A SHAREHOLDER IS A MINOR, UNDER PROTECTION, BANKRUPT OR LEGALLY INCOMPETENT, OR IN THE CASE OF A CORPORATION, IS IN RECEIVERSHIP OR LIQUIDATION, IT MAY VOTE THROUGH HIS OR ITS TRUSTEES, RECEIVER, LIQUIDATOR, NATURAL GUARDIAN OR ANOTHER LEGAL GUARDIAN, AS THE CASE MAY BE, AND THE PERSONS LISTED ABOVE MAY VOTE IN PERSON OR BY PROXY.

18.10.

UNLESS OTHERWISE DETERMINED BY THE BOARD, THE INSTRUMENT OF APPOINTMENT MUST BE SUBMITTED TO THE OFFICE NO LATER THAN 48 HOURS PRIOR TO THE GENERAL MEETING TO BE ATTENDED BY SUCH PROXY OR REPRESENTATIVE. NOTWITHSTANDING THE ABOVE, THE CHAIRPERSON OF THE MEETING SHALL HAVE THE RIGHT TO WAIVE THE TIME REQUIREMENT PROVIDED ABOVE WITH RESPECT TO ALL INSTRUMENTS OF APPOINTMENT AND TO ACCEPT ANY AND ALL INSTRUMENTS OF APPOINTMENT UNTIL THE BEGINNING OF A GENERAL MEETING.

18.11.

A SHAREHOLDER BEING OF UNSOUND MIND OR PRONOUNCED TO BE UNFIT TO VOTE BY A COMPETENT COURT OF LAW MAY VOTE THROUGH A LEGALLY APPOINTED GUARDIAN OR ANY OTHER REPRESENTATIVE APPOINTED BY A COURT OF LAW TO VOTE ON BEHALF OF SUCH SHAREHOLDER.

18.12.

A SHAREHOLDER ENTITLED TO VOTE MAY SIGNIFY IN WRITING HIS APPROVAL OF, OR DISSENT FROM, OR MAY ABSTAIN FROM ANY RESOLUTION INCLUDED IN A PROXY INSTRUMENT FURNISHED BY THE COMPANY. A PROXY INSTRUMENT MAY INCLUDE RESOLUTIONS PERTAINING TO SUCH ISSUES WHICH ARE PERMITTED TO BE INCLUDED IN A PROXY INSTRUMENT ACCORDING TO THE STATUTES, AND SUCH OTHER ISSUES WHICH THE BOARD MAY DECIDE, IN A CERTAIN INSTANCE OR IN GENERAL, TO ALLOW VOTING THROUGH A PROXY. A SHAREHOLDER VOTING OR ABSTAINING THROUGH A PROXY INSTRUMENT SHALL BE TAKEN INTO ACCOUNT IN DETERMINING THE PRESENCE OF A QUORUM AS IF SUCH SHAREHOLDER IS PRESENT AT THE MEETING.

18.13.	THE CHAIRPERSON OF THE GENERAL MEETING SHALL BE RESPONSIBLE FOR RECORDING THE MINUTES OF THE GENERAL MEETING AND ANY RESOLUTION ADOPTED.

18.14.

SUBJECT TO THE COMPANIES LAW, AN INSTRUMENT APPOINTING A PROXY SHALL BE DEEMED REVOKED (I) UPON RECEIPT BY THE COMPANY OR THE CHAIRPERSON, SUBSEQUENT TO RECEIPT BY THE COMPANY OF SUCH INSTRUMENT, OF WRITTEN NOTICE SIGNED BY THE PERSON SIGNING SUCH INSTRUMENT OR BY THE SHAREHOLDER APPOINTING SUCH PROXY CANCELING THE APPOINTMENT THEREUNDER (OR THE AUTHORITY PURSUANT TO WHICH SUCH INSTRUMENT WAS SIGNED) OR OF AN INSTRUMENT APPOINTING A DIFFERENT PROXY (AND SUCH OTHER DOCUMENTS, IF ANY, REQUIRED UNDER THESE ARTICLES FOR SUCH NEW APPOINTMENT), PROVIDED SUCH NOTICE OF CANCELLATION OR INSTRUMENT APPOINTING A DIFFERENT PROXY WERE SO RECEIVED AT THE PLACE AND WITHIN THE TIME FOR DELIVERY OF THE INSTRUMENT REVOKED THEREBY AS REFERRED TO IN THESE ARTICLES, OR (II) IF THE APPOINTING SHAREHOLDER IS PRESENT IN PERSON AT THE MEETING FOR WHICH SUCH INSTRUMENT OF PROXY WAS DELIVERED, UPON RECEIPT BY THE CHAIRPERSON OF SUCH MEETING OF WRITTEN NOTICE FROM SUCH SHAREHOLDER OF THE REVOCATION OF SUCH APPOINTMENT, OR IF AND WHEN SUCH SHAREHOLDER VOTES AT SUCH MEETING. A VOTE CAST IN ACCORDANCE WITH AN INSTRUMENT APPOINTING A PROXY SHALL BE VALID NOTWITHSTANDING THE REVOCATION OR PURPORTED CANCELLATION OF THE APPOINTMENT, OR THE PRESENCE IN PERSON OR VOTE OF THE APPOINTING SHAREHOLDER AT A MEETING FOR WHICH IT WAS RENDERED, UNLESS SUCH

INSTRUMENT OF APPOINTMENT WAS DEEMED REVOKED IN ACCORDANCE WITH THE FOREGOING PROVISIONS OF THIS ARTICLE 18.14 AT OR PRIOR TO THE TIME SUCH VOTE WAS CAST.

18.15.	THE PROVISIONS OF THESE ARTICLES RELATING TO GENERAL MEETINGS SHALL, MUTATIS MUTANDIS, APPLY TO CLASS MEETINGS.

19.	DIRECTORS

19.1.	Powers, Number of Directors, Composition & Election

(A)

THE BOARD SHALL HAVE AND EXECUTE ALL POWERS AND/OR RESPONSIBILITIES ALLOCATED TO THE BOARD BY THE STATUTES AND THESE ARTICLES, INCLUDING, WITHOUT LIMITATION, (I) THE POWERS GRANTED TO THE BOARD PURSUANT TO SECTION 92 OF THE COMPANIES LAW AND (II) SETTING THE COMPANY’S POLICIES AND SUPERVISION OVER THE EXECUTION OF THE POWERS AND RESPONSIBILITIES OF THE CEO. THE BOARD MAY EXECUTE ANY POWER OF THE COMPANY THAT IS NOT SPECIFICALLY ALLOCATED BY THE STATUTES OR BY THESE ARTICLES TO ANOTHER ORGAN OF THE COMPANY.

(B)

THE NUMBER OF DIRECTORS ON THE BOARD SHALL BE NO LESS THAN THREE (3) BUT NO MORE THAN EIGHT (8), INCLUDING ANY EXTERNAL DIRECTORS REQUIRED TO BE APPOINTED BY THE COMPANIES LAW (IF REQUIRED). A REDUCTION OF THE MAXIMUM NUMBER OF DIRECTORS ON THE BOARD UNDER THIS ARTICLE 19.1(B), SHALL NOT AFFECT THE TERM IN OFFICE OF SERVING DIRECTORS DETERMINED PRIOR TO SUCH REDUCTION.

(C)	NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS ARTICLE MAY ONLY BE AMENDED OR REPLACED BY A RESOLUTION ADOPTED BY THE SPECIAL MAJORITY.

(D)

THE DIRECTORS, EXCLUDING THE EXTERNAL DIRECTORS, SHALL BE CLASSIFIED, WITH RESPECT TO THE TERM FOR WHICH THEY EACH SEVERALLY HOLD OFFICE, INTO THREE CLASSES, AS NEARLY EQUAL IN NUMBER AS PRACTICABLE, HEREBY DESIGNATED AS CLASS I, CLASS II AND CLASS III. THE BOARD MAY ASSIGN MEMBERS OF THE BOARD ALREADY IN OFFICE TO SUCH CLASSES AT THE TIME SUCH CLASSIFICATION BECOMES EFFECTIVE.

(1)	THE TERM OF OFFICE OF THE INITIAL CLASS I DIRECTORS SHALL EXPIRE AT THE FIRST ANNUAL MEETING TO BE HELD IN 2022 AND WHEN THEIR SUCCESSORS ARE ELECTED AND QUALIFIED;

(2)

THE TERM OF OFFICE OF THE INITIAL CLASS II DIRECTORS SHALL EXPIRE AT THE FIRST ANNUAL MEETING FOLLOWING THE ANNUAL MEETING REFERRED TO IN ARTICLE 19.1(D)(1) ABOVE AND WHEN THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, AND

(3)

THE TERM OF OFFICE OF THE INITIAL CLASS III DIRECTORS SHALL EXPIRE AT THE FIRST ANNUAL MEETING FOLLOWING THE ANNUAL MEETING REFERRED TO IN ARTICLE 19.1(D)(2) ABOVE AND WHEN THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

(E)

AT EACH ANNUAL MEETING, COMMENCING WITH THE ANNUAL MEETING TO BE HELD IN 2022, EACH OF THE SUCCESSORS ELECTED TO REPLACE THE DIRECTORS OF A CLASS WHOSE TERM SHALL HAVE EXPIRED AT SUCH ANNUAL MEETING SHALL BE ELECTED TO HOLD OFFICE UNTIL THE THIRD ANNUAL MEETING NEXT SUCCEEDING HIS OR HER ELECTION AND UNTIL HIS OR HER RESPECTIVE

SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED. NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH DIRECTOR SHALL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED OR UNTIL SUCH EARLIER TIME AS SUCH DIRECTOR’S OFFICE IS VACATED.

(F)

THE BOARD MAY AT ANY TIME AND FROM TIME TO TIME APPOINT ANY PERSON AS A DIRECTOR TO FILL A VACANCY (WHETHER SUCH VACANCY IS DUE TO A DIRECTOR NO LONGER SERVING OR DUE TO THE NUMBER OF DIRECTORS SERVING BEING LESS THAN THE MAXIMUM NUMBER STATED IN ARTICLE 19.1(B) ABOVE). IN THE EVENT OF ONE OR MORE SUCH VACANCIES IN THE BOARD, THE CONTINUING DIRECTORS MAY CONTINUE TO ACT IN EVERY MATTER; PROVIDED, HOWEVER, THAT IF THEIR NUMBER IS LESS THAN THE MINIMUM NUMBER PROVIDED FOR PURSUANT TO ARTICLE 19.1(B) ABOVE, THEY MAY ONLY ACT IN AN EMERGENCY OR TO FILL THE OFFICE OF A DIRECTOR WHICH HAS BECOME VACANT UP TO A NUMBER EQUAL TO THE MINIMUM NUMBER PROVIDED FOR PURSUANT TO ARTICLE 19.1(B) ABOVE. THE OFFICE OF A DIRECTOR THAT WAS APPOINTED BY THE BOARD TO FILL ANY VACANCY SHALL ONLY BE FOR THE REMAINING PERIOD OF TIME DURING WHICH THE DIRECTOR WHOSE SERVICE HAS ENDED WAS FILLED WOULD HAVE HELD OFFICE, OR IN CASE OF A VACANCY DUE TO THE NUMBER OF DIRECTORS SERVING BEING LESS THAN THE MAXIMUM NUMBER STATED IN ARTICLE 19.1(B) ABOVE, THE BOARD SHALL DETERMINE AT THE TIME OF APPOINTMENT THE CLASS PURSUANT TO ARTICLE 19.1(D) ABOVE, TO WHICH THE ADDITIONAL DIRECTOR SHALL BE ASSIGNED. OTHER THAN AS PROVIDED IN THIS ARTICLE 19.1(G) DIRECTORS MAY BE ELECTED ONLY AT ANNUAL MEETINGS.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS ARTICLE 19 MAY ONLY BE AMENDED, REPLACED OR SUSPENDED BY A RESOLUTION OF THE SPECIAL MAJORITY.

(G)

PRIOR TO EVERY GENERAL MEETING OF THE COMPANY AT WHICH DIRECTORS ARE TO BE ELECTED, AND SUBJECT TO CLAUSES(A) AND (H) OF THIS ARTICLE, THE BOARD (OR A COMMITTEE THEREOF) SHALL SELECT, BY A RESOLUTION ADOPTED BY A MAJORITY OF THE BOARD (OR SUCH COMMITTEE), A NUMBER OF PERSONS TO BE PROPOSED TO THE SHAREHOLDERS OF THE COMPANY FOR ELECTION AS DIRECTORS AT SUCH GENERAL MEETING (THE “NOMINEES”).

(H)

ANY PROPOSING SHAREHOLDER REQUESTING TO INCLUDE ON THE AGENDA OF A GENERAL MEETING A NOMINATION OF A PERSON TO BE PROPOSED TO THE SHAREHOLDERS FOR ELECTION AS DIRECTOR (SUCH PERSON, AN “ALTERNATE NOMINEE”), MAY SO REQUEST PROVIDED THAT IT COMPLIES WITH THIS ARTICLE AND ARTICLE 16.3 AND APPLICABLE LAW. UNLESS OTHERWISE DETERMINED BY THE BOARD, A PROPOSAL REQUEST RELATING TO ALTERNATE NOMINEE IS DEEMED TO BE A MATTER THAT IS APPROPRIATE TO BE CONSIDERED ONLY AT AN ANNUAL MEETING. IN ADDITION TO ANY INFORMATION REQUIRED TO BE INCLUDED IN ACCORDANCE WITH APPLICABLE LAW, SUCH A PROPOSAL REQUEST SHALL INCLUDE INFORMATION REQUIRED PURSUANT TO ARTICLE 16.3, AND SHALL ALSO SET FORTH: (I) THE NAME, ADDRESS, TELEPHONE NUMBER, FAX NUMBER AND EMAIL ADDRESS OF THE ALTERNATE NOMINEE AND ALL CITIZENSHIPS AND RESIDENCIES OF THE ALTERNATE NOMINEE; (II) A DESCRIPTION OF ALL ARRANGEMENTS, RELATIONS OR UNDERSTANDINGS DURING THE PAST THREE (3) YEARS, AND ANY OTHER MATERIAL RELATIONSHIPS, BETWEEN THE PROPOSING SHAREHOLDER(S) OR ANY OF ITS AFFILIATES AND EACH ALTERNATE NOMINEE;

(III) A DECLARATION SIGNED BY THE ALTERNATE NOMINEE THAT HE CONSENTS TO BE NAMED IN THE COMPANY’S NOTICES AND PROXY MATERIALS RELATING TO THE GENERAL MEETING, IF PROVIDED OR PUBLISHED, AND, IF ELECTED, TO SERVE ON THE BOARD AND TO BE NAMED IN THE COMPANY’S DISCLOSURES AND FILINGS, (IV) A DECLARATION SIGNED BY EACH ALTERNATE NOMINEE AS REQUIRED UNDER THE LAW AND ANY OTHER APPLICABLE LAW AND STOCK EXCHANGE RULES AND REGULATIONS FOR THE APPOINTMENT OF SUCH AN ALTERNATE NOMINEE AND AN UNDERTAKING THAT ALL OF THE INFORMATION THAT IS REQUIRED UNDER LAW AND STOCK EXCHANGE RULES AND REGULATIONS TO BE PROVIDED TO THE COMPANY IN CONNECTION WITH SUCH AN APPOINTMENT HAS BEEN PROVIDED (INCLUDING, INFORMATION IN RESPECT OF THE ALTERNATE NOMINEE AS WOULD BE PROVIDED IN RESPONSE TO THE APPLICABLE DISCLOSURE REQUIREMENTS UNDER FORM 20-F OR ANY OTHER APPLICABLE FORM PRESCRIBED BY THE SEC; (V) A DECLARATION MADE BY THE ALTERNATE NOMINEE OF WHETHER HE MEETS THE CRITERIA FOR AN INDEPENDENT DIRECTOR AND, IF APPLICABLE, EXTERNAL DIRECTOR OF THE COMPANY UNDER THE LAW AND/OR UNDER ANY APPLICABLE LAW, REGULATION OR STOCK EXCHANGE RULES, AND IF NOT, THEN AN EXPLANATION OF WHY NOT; AND (VI) ANY OTHER INFORMATION REQUIRED AT THE TIME OF SUBMISSION OF THE PROPOSAL REQUEST BY APPLICABLE LAW, REGULATIONS OR STOCK EXCHANGE RULES. IN ADDITION, THE PROPOSING SHAREHOLDER SHALL PROMPTLY PROVIDE ANY OTHER INFORMATION REASONABLY REQUESTED BY THE COMPANY. THE BOARD MAY REFUSE TO ACKNOWLEDGE THE NOMINATION OF ANY PERSON NOT MADE IN COMPLIANCE WITH THE FOREGOING. THE COMPANY SHALL BE ENTITLED TO PUBLISH ANY INFORMATION PROVIDED BY A PROPOSING SHAREHOLDER PURSUANT TO THIS ARTICLE AND ARTICLE 16.3, AND THE PROPOSING SHAREHOLDER SHALL BE RESPONSIBLE FOR THE ACCURACY AND COMPLETENESS THEREOF.

THE NOMINEES OR ALTERNATE NOMINEES SHALL BE ELECTED BY A RESOLUTION ADOPTED AT THE GENERAL MEETING AT WHICH THEY ARE SUBJECT FOR ELECTION. NOTWITHSTANDING ARTICLES 19.1(G) AND ARTICLE 19.2(H), IN THE EVENT OF A CONTESTED ELECTION (AS DEFINED BELOW), THE METHOD OF CALCULATION OF THE VOTES AND THE MANNER IN WHICH THE RESOLUTIONS WILL BE PRESENTED TO THE GENERAL MEETING SHALL BE DETERMINED BY THE BOARD IN ITS DISCRETION. IN THE EVENT THAT THE BOARD OF DIRECTORS DOES NOT OR IS UNABLE TO MAKE A DETERMINATION ON SUCH MATTER, THEN THE METHOD DESCRIBED IN CLAUSE (II) BELOW SHALL APPLY. THE BOARD MAY CONSIDER, AMONG OTHER THINGS, THE FOLLOWING METHODS: (I) ELECTION OF COMPETING SLATES OF DIRECTOR NOMINEES (DETERMINED IN A MANNER APPROVED BY THE BOARD) BY A MAJORITY OF THE VOTING POWER REPRESENTED AT THE GENERAL MEETING IN PERSON OR BY PROXY AND VOTING ON SUCH COMPETING SLATES, (II) ELECTION OF INDIVIDUAL DIRECTORS BY A PLURALITY OF THE VOTING POWER REPRESENTED AT THE GENERAL MEETING IN PERSON OR BY PROXY AND VOTING ON THE ELECTION OF DIRECTORS (WHICH SHALL MEAN THAT THE NOMINEES RECEIVING THE LARGEST NUMBER OF “FOR” VOTES WILL BE ELECTED IN SUCH CONTESTED ELECTION), (III) ELECTION OF EACH NOMINEE BY A MAJORITY OF THE VOTING POWER REPRESENTED AT THE GENERAL MEETING IN PERSON OR BY PROXY AND VOTING ON THE ELECTION OF DIRECTORS, PROVIDED THAT IF THE NUMBER OF SUCH NOMINEES EXCEEDS THE NUMBER OF DIRECTORS TO BE ELECTED, THEN AS AMONG SUCH

NOMINEES THE ELECTION SHALL BE BY PLURALITY OF THE VOTING POWER AS DESCRIBED ABOVE, AND (IV) SUCH OTHER METHOD OF VOTING AS THE BOARD DEEMS APPROPRIATE, INCLUDING USE OF A “UNIVERSAL PROXY CARD” LISTING ALL NOMINEES AND ALTERNATE NOMINEES BY THE COMPANY. FOR THE PURPOSES OF THESE ARTICLES, ELECTION OF DIRECTORS AT A GENERAL MEETING SHALL BE CONSIDERED A “CONTESTED ELECTION” IF THE AGGREGATE NUMBER OF NOMINEES AND ALTERNATE NOMINEES AT SUCH MEETING EXCEEDS THE TOTAL NUMBER OF DIRECTORS TO BE ELECTED AT SUCH MEETING, WITH THE DETERMINATION THEREOF BEING MADE BY THE SECRETARY (OR, IN THE ABSENCE THEREOF, BY THE CEO OF THE COMPANY) AS OF THE CLOSE OF THE APPLICABLE NOTICE OF NOMINATION PERIOD UNDER ARTICLE 16.3 OR UNDER APPLICABLE LAW, BASED ON WHETHER ONE OR MORE NOTICE(S) OF NOMINATION WERE TIMELY FILED IN ACCORDANCE WITH ARTICLE 16.3, THIS ARTICLE AND APPLICABLE LAW; PROVIDED, HOWEVER, THAT THE DETERMINATION THAT AN ELECTION IS A CONTESTED ELECTION SHALL NOT BE DETERMINATIVE AS TO THE VALIDITY OF ANY SUCH NOTICE OF NOMINATION; AND PROVIDED FURTHER, THAT, IF, PRIOR TO THE TIME OF SUCH MEETING, ONE OR MORE NOTICES OF NOMINATION OF AN ALTERNATE NOMINEE ARE WITHDRAWN SUCH THAT THE NUMBER OF CANDIDATES FOR ELECTION AS DIRECTOR NO LONGER EXCEEDS THE NUMBER OF DIRECTORS TO BE ELECTED, THE ELECTION SHALL NOT BE CONSIDERED A CONTESTED ELECTION. AT ANY GENERAL MEETING AT WHICH DIRECTORS ARE TO BE ELECTED, EACH SHAREHOLDER SHALL BE ENTITLED TO CAST A NUMBER OF VOTES WITH RESPECT TO NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS UP TO THE TOTAL NUMBER OF DIRECTORS TO BE ELECTED AT SUCH MEETING. SHAREHOLDERS SHALL NOT BE ENTITLED TO CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN THIS ARTICLE.

(I)

THE TERM OF OFFICE OF A DIRECTOR SHALL COMMENCE ON THE DATE OF SUCH DIRECTOR’S ELECTION BY THE ANNUAL MEETING OR BY THE BOARD OR ON A LATER DATE, SHOULD SUCH DATE BE DETERMINED IN THE RESOLUTION OF APPOINTMENT OF THE ANNUAL MEETING OR OF THE BOARD. A GENERAL MEETING MAY DISMISS A DIRECTOR DURING THE TERM, WITH OR WITHOUT CAUSE, ONLY BY A SPECIAL MAJORITY VOTE.

(J)	AN AMENDMENT TO ARTICLES 19.1(B) – 19.1(J) SHALL REQUIRE A SPECIAL MAJORITY.

(K)

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THESE ARTICLES, THE ELECTION, QUALIFICATION, REMOVAL, OR DISMISSAL OF EXTERNAL DIRECTORS SHALL BE ONLY IN ACCORDANCE WITH THE APPLICABLE PROVISIONS SET FORTH IN THE LAW.

19.2.	Remuneration

THE COMPANY SHALL DETERMINE THE REMUNERATION OF THE DIRECTORS, IF ANY, IN ACCORDANCE WITH THE LAW.

19.3.	Chairperson of the Board

THE BOARD SHALL APPOINT ONE OF ITS MEMBERS TO SERVE AS THE CHAIRPERSON AND MAY REPLACE THE CHAIRPERSON FROM TIME TO TIME. THE CHAIRPERSON SHALL PRESIDE AT MEETINGS OF THE BOARD, BUT IF AT ANY MEETING THE CHAIRPERSON IS NOT PRESENT WITHIN FIFTEEN (15) MINUTES AFTER THE TIME APPOINTED FOR HOLDING THE MEETING, THE PRESENT DIRECTORS SHALL CHOOSE A PRESENT DIRECTOR TO BE CHAIRMAN OF SUCH MEETING.

19.4.	Vacation of Office

THE OFFICE OF A DIRECTOR SHALL BE VACATED AND HE SHALL BE DISMISSED OR REMOVED:

(A)	IPSO FACTO, UPON HIS DEATH;

(B)	IF HE IS PREVENTED BY APPLICABLE LAW FROM SERVING AS A DIRECTOR;

(C)	IF HIS DIRECTORSHIP EXPIRES PURSUANT TO THESE ARTICLES AND/OR APPLICABLE LAW;

(D)	BY A RESOLUTION ADOPTED AT A GENERAL MEETING BY A SPECIAL MAJORITY. SUCH REMOVAL SHALL BECOME EFFECTIVE ON THE DATE FIXED IN SUCH RESOLUTION;

(E)	BY HIS WRITTEN RESIGNATION, SUCH RESIGNATION BECOMING EFFECTIVE ON THE DATE FIXED THEREIN, OR UPON THE DELIVERY THEREOF TO THE COMPANY, WHICHEVER IS LATER; OR

(F)	WITH RESPECT TO AN EXTERNAL DIRECTOR, IF SO ELECTED, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ONLY PURSUANT TO APPLICABLE LAW.

20.	PROCEEDINGS OF THE DIRECTORS

20.1.	The directors shall meet together for the dispatch of business, adjourn, and otherwise regulate their meetings as they deem fit, subject to these Articles.

20.2.

Unless otherwise determined by the Board, written notice of any meeting of the Board and the agenda setting out the matters to be discussed at such meeting, shall be given to all directors at least forty-eight (48) hours (or such shorter notice (i) if all the directors so agree or (ii) in the case of emergency, if a majority of the directors so agree) before the meeting. A majority of the members of the Board may decide to hold a meeting without such notice, provided the Chairperson participates in such meeting.

20.3.	Quorum

NO BUSINESS SHALL BE TRANSACTED AT ANY MEETING OF THE BOARD UNLESS A QUORUM OF DIRECTORS IS PRESENT WHEN A MEETING IS CALLED TO ORDER. A QUORUM SHALL BE DEEMED TO EXIST WHEN THERE ARE PRESENT AT LEAST HALF OF THE DIRECTORS THEN IN OFFICE.

IF A QUORUM IS NOT PRESENT AT THE MEETING OF THE BOARD WITHIN HALF AN HOUR AFTER THE TIME SCHEDULED FOR THE MEETING, THE MEETING MAY BE ADJOURNED TO ANOTHER TIME AS SHALL BE DECIDED BY THE CHAIRPERSON, OR IN HIS ABSENCE, THE DIRECTORS PRESENT AT THE MEETING, PROVIDED THAT NOTICE OF NO LESS THAN TWO (2) DAYS IN ADVANCE SHALL BE GIVEN TO ALL THE DIRECTORS OF THE TIME OF THE ADJOURNED MEETING. THE DIRECTORS MAY WAIVE THE NECESSITY OF SUCH NOTICE EITHER BEFOREHAND OR RETROSPECTIVELY. THE QUORUM FOR THE COMMENCEMENT OF THE ADJOURNED MEETING SHALL BE AT LEAST ONE MEMBER OF THE BOARD.

20.4.	Methods of Attending Meetings

SOME OR ALL OF THE DIRECTORS MAY ATTEND MEETINGS OF THE BOARD THROUGH COMPUTER NETWORK, TELEPHONE OR ANY OTHER MEDIA OF COMMUNICATION, ENABLING THE DIRECTORS TO COMMUNICATE WITH EACH OTHER, IN THE DEEMED PRESENCE OF ALL OF THEM, PROVIDED THAT DUE PRIOR NOTICE DETAILING THE TIME AND MANNER OF HOLDING A GIVEN MEETING IS

SERVED UPON ALL THE DIRECTORS. THE DIRECTORS MAY WAIVE THE NECESSITY OF SUCH NOTICE EITHER BEFOREHAND OR RETROSPECTIVELY.

ANY RESOLUTION ADOPTED BY THE BOARD IN SUCH A MEETING, PURSUANT TO THE PROVISIONS OF THESE ARTICLES, WILL BE RECORDED IN WRITING AND SIGNED BY THE CHAIRPERSON (OR IN HIS ABSENCE BY THE CHAIRMAN OF THE MEETING), AND SHALL BE VALID AS IF ADOPTED AT A MEETING OF THE BOARD DULY CONVENED AND HELD.

20.5.

A resolution in writing signed by all of the directors eligible to participate in the discussion and vote on such resolution, or in respect of which all such directors have agreed (in writing by mail, fax, or electronic mail) not to convene, shall be as valid and effective for all purposes as if passed at a meeting of the Board duly convened and held.

Any such resolution may consist of several counterparts, each signed by one or more directors. Such resolution in writing shall be effective as of the last date appearing on the resolution, or if the resolution is signed in two or more counterparts, as of the last date appearing on the counterparts.

20.6.

While exercising his/her voting right, each director shall have one vote. Resolutions of the Board will be decided by a simple majority of the directors present and voting, not taking into consideration abstaining votes, except as otherwise provided in these Articles or by the Statutes. In the event the vote is tied, the Chairperson of the Board shall have a casting vote.

20.7.	Alternate Director

(A)

SUBJECT TO THE LAW, A DIRECTOR SHALL BE ENTITLED AT ANY TIME AND FROM TIME TO TIME, BY A WRITTEN NOTICE TO THE COMPANY, TO APPOINT, REMOVE OR REPLACE ANY PERSON WHO IS QUALIFIED TO SERVE AS A DIRECTOR, TO ACT AS HIS/HER ALTERNATE; PROVIDED THAT THE APPOINTMENT OF SUCH PERSON SHALL HAVE EFFECT ONLY UPON AND SUBJECT TO ITS BEING APPROVED BY THE BOARD (THE “ALTERNATE DIRECTOR”). THE APPOINTMENT OF AN ALTERNATE DIRECTOR DOES NOT NEGATE THE RESPONSIBILITY OF THE APPOINTING DIRECTOR AND SUCH RESPONSIBILITY SHALL CONTINUE TO APPLY TO SUCH APPOINTING DIRECTOR—TAKING INTO ACCOUNT THE CIRCUMSTANCES OF THE APPOINTMENT.

(B)

ALTERNATE DIRECTOR SHALL BE ENTITLED, WHILE HOLDING OFFICE, TO RECEIVE NOTICES OF MEETINGS OF THE BOARD AND TO ATTEND AND VOTE AS A DIRECTOR AT ANY MEETINGS AT WHICH THE APPOINTING DIRECTOR IS NOT PRESENT AND GENERALLY TO EXERCISE ALL THE POWERS, RIGHTS, DUTIES AND AUTHORITIES AND TO PERFORM ALL FUNCTIONS OF THE APPOINTING DIRECTOR. PROVIDED HOWEVER, THAT (I) HE MAY NOT IN TURN APPOINT AN ALTERNATE FOR HIMSELF (UNLESS THE INSTRUMENT APPOINTING HIM OTHERWISE EXPRESSLY PROVIDES AND SUCH APPOINTMENT IS APPROVED BY THE BOARD), AND (II) AN ALTERNATE DIRECTOR SHALL HAVE NO STANDING AT ANY MEETING OF THE BOARD OR ANY COMMITTEE THEREOF WHILE THE APPOINTING DIRECTOR IS PRESENT.

(C)	ANY INDIVIDUAL, WHO QUALIFIES TO BE A MEMBER OF THE BOARD, MAY ACT AS AN ALTERNATE DIRECTOR. ONE PERSON MAY NOT ACT AS ALTERNATE DIRECTOR FOR SEVERAL DIRECTORS OR IF HE IS SERVING AS A DIRECTOR.

(D)

ANY NOTICE TO THE COMPANY PURSUANT TO ARTICLE 20.7(A) SHALL BE GIVEN IN PERSON TO, OR BY SENDING THE SAME BY MAIL TO THE ATTENTION OF THE CHAIRPERSON OF THE BOARD AT THE PRINCIPAL OFFICE OF THE COMPANY OR TO SUCH OTHER PERSON OR PLACE AS THE BOARD SHALL HAVE DETERMINED

FOR SUCH PURPOSE, AND SHALL BECOME EFFECTIVE ON THE DATE FIXED

THEREIN, UPON THE RECEIPT THEREOF BY THE COMPANY (AT THE PLACE AS AFORESAID) OR UPON THE APPROVAL OF THE APPOINTMENT BY THE BOARD, WHICHEVER IS LATER.

(E)

THE OFFICE OF AN ALTERNATE DIRECTOR SHALL BE VACATED UNDER THE CIRCUMSTANCES, MUTATIS MUTANDIS, SET FORTH IN ARTICLE 19.4, AND SUCH OFFICE SHALL IPSO FACTO BE VACATED IF THE OFFICE OF THE DIRECTOR WHO APPOINTED SUCH ALTERNATE DIRECTOR IS VACATED, FOR ANY REASON.

20.8.	Delegation of Powers

(A)

THE BOARD MAY, SUBJECT TO THE PROVISIONS OF THE COMPANIES LAW, DELEGATE ANY OR ALL OF ITS POWERS TO COMMITTEES (IN THESE ARTICLES REFERRED TO AS A “COMMITTEE OF THE BOARD”, OR “COMMITTEE”), EACH CONSISTING OF ONE OR MORE PERSONS, AND IT MAY FROM TIME TO TIME REVOKE SUCH DELEGATION OR ALTER THE COMPOSITION OF ANY SUCH COMMITTEE. ANY COMMITTEE SO FORMED SHALL, IN THE EXERCISE OF THE POWERS SO DELEGATED, CONFORM TO ANY REGULATIONS IMPOSED ON IT BY THE BOARD, SUBJECT TO APPLICABLE LAW. NO REGULATION IMPOSED BY THE BOARD ON ANY COMMITTEE AND NO RESOLUTION OF THE BOARD SHALL INVALIDATE ANY PRIOR ACT DONE PURSUANT TO A RESOLUTION BY THE COMMITTEE WHICH WOULD HAVE BEEN VALID IF SUCH REGULATION OR RESOLUTION OF THE BOARD HAD NOT BEEN ADOPTED. THE MEETINGS AND PROCEEDINGS OF ANY SUCH COMMITTEE OF THE BOARD SHALL, MUTATIS MUTANDIS, BE GOVERNED BY THE PROVISIONS HEREIN CONTAINED FOR REGULATING THE MEETINGS OF THE BOARD, TO THE EXTENT NOT SUPERSEDED BY ANY REGULATIONS ADOPTED BY THE BOARD. UNLESS OTHERWISE EXPRESSLY PROHIBITED BY THE BOARD, IN DELEGATING POWERS TO A COMMITTEE OF THE BOARD, SUCH COMMITTEE SHALL BE EMPOWERED TO FURTHER DELEGATE SUCH POWERS.

(B)

WITHOUT DEROGATING FROM THE PROVISIONS OF ARTICLE 24, THE BOARD MAY FROM TIME TO TIME APPOINT A SECRETARY TO THE COMPANY, AS WELL AS OFFICERS, AGENTS, EMPLOYEES AND INDEPENDENT CONTRACTORS, AS THE BOARD DEEMS FIT, AND MAY TERMINATE THE SERVICE OF ANY SUCH PERSON. THE BOARD MAY, SUBJECT TO THE PROVISIONS OF THE COMPANIES LAW, DETERMINE THE POWERS AND DUTIES, AS WELL AS THE SALARIES AND COMPENSATION, OF ALL SUCH PERSONS.

(C)

THE BOARD MAY FROM TIME TO TIME, BY POWER OF ATTORNEY OR OTHERWISE, APPOINT ANY PERSON, COMPANY, FIRM OR BODY OF PERSONS TO BE THE ATTORNEY OR ATTORNEYS OF THE COMPANY AT LAW OR IN FACT FOR SUCH PURPOSE(S) AND WITH SUCH POWERS, AUTHORITIES AND DISCRETIONS, AND FOR SUCH PERIOD AND SUBJECT TO SUCH CONDITIONS, AS IT DEEMS FIT, AND ANY SUCH POWER OF ATTORNEY OR OTHER APPOINTMENT MAY CONTAIN SUCH PROVISIONS FOR THE PROTECTION AND CONVENIENCE OF PERSONS DEALING WITH ANY SUCH ATTORNEY AS THE BOARD DEEMS FIT, AND MAY ALSO AUTHORIZE ANY SUCH ATTORNEY TO DELEGATE ALL OR ANY OF THE POWERS, AUTHORITIES AND DISCRETIONS VESTED IN HIM.

20.9.

Meetings of committees and proceedings thereat (including the convening of the meetings, the election of the chairman and the votes) shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Board so far as the same are applicable thereto and unless otherwise determined by the Board, including by an adoption of a charter governing the committee proceedings.

21.	CONFLICT OF INTEREST; APPROVAL OF CERTAIN TRANSACTIONS WITH RELATED PARTIES

21.1.

Subject to the Law and pursuant to Section 271 of the Law, a transaction between the Company and an Office Holder (other than with respect to the compensation terms of such Office Holder), and a transaction between the Company and another entity in which an Office Holder of the Company has a personal interest, which is not an Extraordinary Transaction (as defined by the Law), may be approved by either the Board or a committee of the Board or any other body or person (who has no personal interest in the transaction) authorized by the Board. Such authorization, as well as the actual approval by the authorized body or person, may be for a particular transaction or more generally for specific type of transactions.

21.2.

Subject to the provisions of the Law and these Articles, no Director shall be disqualified by virtue of his `office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be avoided, nor, other than as required under the Law, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board at which the contract or arrangement is first considered, if his interest then exists, or, in any other case, at no later than the first meeting of the Board after the acquisition of his interest.

22.	RECORDS AND VALIDITY OF ACTS

22.1.

The resolutions of the Board shall be recorded in the Company’s minutes book, as required under the Statutes, signed by the Chairperson or the chairman of a certain meeting. Such signed minutes shall be deemed prima facie evidence of the meeting and the resolutions resolved therein.

22.2.

All acts done bona fide by any meeting of the Board or of a Committee or by any person acting as a director, shall, notwithstanding it be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

23.	CHIEF EXECUTIVE OFFICER

(A)

THE BOARD SHALL FROM TIME TO TIME APPOINT ONE OR MORE PERSONS, WHETHER OR NOT DIRECTORS, AS CEO OF THE COMPANY AND MAY CONFER UPON SUCH PERSON(S), AND FROM TIME TO TIME MODIFY OR REVOKE, SUCH TITLES AND SUCH DUTIES AND AUTHORITIES OF THE BOARD AS THE BOARD MAY DEEM FIT, SUBJECT TO SUCH LIMITATIONS AND RESTRICTIONS AS THE BOARD MAY FROM TIME TO TIME PRESCRIBE. SUCH APPOINTMENT(S) MAY BE EITHER FOR A FIXED TERM OR WITHOUT ANY LIMITATION OF TIME, AND THE BOARD MAY FROM TIME TO TIME (SUBJECT TO ANY ADDITIONAL APPROVALS REQUIRED UNDER, AND THE PROVISIONS OF, THE COMPANIES LAW AND OF ANY CONTRACT BETWEEN ANY SUCH PERSON AND THE COMPANY) FIX THEIR SALARIES AND COMPENSATION, REMOVE, OR DISMISS THEM FROM OFFICE AND APPOINT ANOTHER OR OTHERS IN HIS OR THEIR PLACE OF PLACES.

(B)	UNLESS OTHERWISE DETERMINED BY THE BOARD, THE CEO SHALL HAVE AUTHORITY WITH RESPECT TO THE MANAGEMENT AND OPERATIONS OF THE COMPANY IN THE ORDINARY COURSE OF BUSINESS.

24.	MINUTES

ANY MINUTES OF THE GENERAL MEETING OR THE BOARD OR ANY COMMITTEE THEREOF, IF PURPORTING TO BE SIGNED BY THE CHAIRPERSON OF THE GENERAL MEETING, THE BOARD OR A COMMITTEE THEREOF, AS THE CASE MAY BE, OR BY THE CHAIRPERSON OF THE NEXT SUCCEEDING GENERAL MEETING, MEETING OF THE BOARD OR MEETING OF A COMMITTEE, AS THE CASE MAY BE, SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF THE MATTERS RECORDED THEREIN.

25.	INSURANCE, EXCULPATION, AND INDEMNITY

25.1.	Insurance of Office Holders

(A) THE COMPANY MAY INSURE THE LIABILITY OF AN OFFICE HOLDER, TO THE FULLEST EXTENT PERMITTED UNDER THE STATUTES.

(B) WITHOUT DEROGATING FROM THE AFORESAID, THE COMPANY MAY ENTER INTO A CONTRACT TO INSURE THE LIABILITY OF AN OFFICER THEREIN FOR AN OBLIGATION IMPOSED ON HIM IN CONSEQUENCE OF AN ACT DONE IN HIS CAPACITY AS AN OFFICE HOLDER, IN ANY OF THE FOLLOWING CASES:

(1)	A BREACH OF THE DUTY OF CARE VIS-A-VIS THE COMPANY OR VIS-A-VIS ANOTHER PERSON.

(2)	A BREACH OF THE DUTY OF LOYALTY VIS-A-VIS THE COMPANY, PROVIDED THAT THE OFFICE HOLDER ACTED IN GOOD FAITH AND HAD A REASONABLE BASIS TO BELIEVE THAT THE ACT WOULD NOT HARM THE COMPANY;

(3)	A MONETARY OBLIGATION IMPOSED ON HIM IN FAVOR OF ANOTHER PERSON;

(4)

A MONETARY LIABILITY IMPOSED ON SUCH OFFICE HOLDER IN FAVOR OF A PAYMENT TO A BREACH OFFENDED AT AN ADMINISTRATIVE PROCEDURE AS SET FORTH IN SECTION 52(54)(A)(1)(A) TO THE SECURITIES LAW AND EXPENSES REGARDING ADMINISTRATIVE PROCEDURES CONDUCTED IN CONNECTION WITH SUCH OFFICE HOLDER AND/OR IN CONNECTION WITH A MONETARY SANCTION, INCLUDING REASONABLE LITIGATION EXPENSES AND REASONABLE ATTORNEY’S FEES;

(5)

ANY OTHER MATTER IN RESPECT OF WHICH IT IS PERMITTED OR WILL BE PERMITTED UNDER APPLICABLE LAW TO INSURE THE LIABILITY OF AN OFFICE HOLDER IN THE COMPANY, AND TO THE EXTENT SUCH LAW REQUIRES THE INCLUSION OF A PROVISION PERMITTING SUCH INSURANCE IN THESE ARTICLES, THEN SUCH PROVISION IS DEEMED TO BE INCLUDED AND INCORPORATED HEREIN BY REFERENCE (INCLUDING, WITHOUT LIMITATION, IN ACCORDANCE WITH SECTION 50P OF THE RTP LAW, IF AND TO THE EXTENT APPLICABLE).

25.2.	Indemnity of Office Holders

THE COMPANY MAY INDEMNIFY AN OFFICE HOLDER, TO THE FULLEST EXTENT PERMITTED UNDER THE STATUTES. WITHOUT DEROGATING FROM THE AFORESAID, THE COMPANY MAY INDEMNIFY AN OFFICE HOLDER FOR A LIABILITY OR EXPENSE IMPOSED ON HIM IN CONSEQUENCE OF AN ACT DONE IN HIS CAPACITY AS AN OFFICE HOLDER IN THE COMPANY, AS FOLLOWS:

(1)	A MONETARY LIABILITY INCURRED BY OR IMPOSED ON THE OFFICE HOLDER IN FAVOR OF ANOTHER PERSON PURSUANT TO A COURT JUDGMENT, INCLUDING

PURSUANT TO A SETTLEMENT CONFIRMED AS JUDGMENT OR ARBITRATOR’S DECISION APPROVED BY A COMPETENT COURT;

(2)

REASONABLE LITIGATION EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, WHICH WERE INCURRED BY THE OFFICE HOLDER AS A RESULT OF AN INVESTIGATION OR PROCEEDING FILED AGAINST THE OFFICE HOLDER BY AN AUTHORITY AUTHORIZED TO CONDUCT SUCH INVESTIGATION OR PROCEEDING, PROVIDED THAT SUCH INVESTIGATION OR PROCEEDING WAS EITHER (I) CONCLUDED WITHOUT THE FILING OF AN INDICTMENT AGAINST SUCH OFFICE HOLDER AND WITHOUT THE IMPOSITION ON HIM OF ANY MONETARY OBLIGATION IN LIEU OF A CRIMINAL PROCEEDING; (II) CONCLUDED WITHOUT THE FILING OF AN INDICTMENT AGAINST THE OFFICE HOLDER BUT WITH THE IMPOSITION OF A MONETARY OBLIGATION ON THE OFFICE HOLDER IN LIEU OF CRIMINAL PROCEEDINGS FOR AN OFFENSE THAT DOES NOT REQUIRE PROOF OF CRIMINAL INTENT; OR (III) IN CONNECTION WITH A MONETARY SANCTION;

(3)

REASONABLE LITIGATION EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE OFFICE HOLDER OR WHICH WERE IMPOSED ON THE OFFICE HOLDER BY A COURT (I) IN A PROCEEDING INSTITUTED AGAINST THE OFFICE HOLDER BY THE COMPANY, ON ITS BEHALF, OR BY A THIRD PARTY, OR (II) IN CONNECTION WITH CRIMINAL INDICTMENT OF WHICH THE OFFICE HOLDER WAS ACQUITTED, OR (III) IN A CRIMINAL INDICTMENT WHICH THE OFFICE HOLDER WAS CONVICTED OF AN OFFENSE THAT DOES NOT REQUIRE PROOF OF CRIMINAL INTENT;

(4)	A MONETARY LIABILITY IMPOSED ON THE OFFICE HOLDER IN FAVOR OF ALL THE INJURED PARTIES BY THE BREACH IN AN ADMINISTRATIVE PROCEDURE AS SET FORTH IN SECTION 52(54)(A)(1)(A) TO THE SECURITIES LAW;

(5)	EXPENSES EXPENDED BY THE OFFICE HOLDER WITH RESPECT TO AN ADMINISTRATIVE PROCEDURE UNDER THE SECURITIES LAW, INCLUDING REASONABLE LITIGATION EXPENSES AND REASONABLE ATTORNEYS’ FEES; AND

(6)

ANY OTHER OBLIGATION OR EXPENSE IN RESPECT OF WHICH IT IS PERMITTED OR WILL BE PERMITTED UNDER APPLICABLE LAW TO INDEMNIFY AN OFFICE HOLDER, AND TO THE EXTENT SUCH LAW REQUIRES THE INCLUSION OF A PROVISION PERMITTING SUCH INDEMNITY IN THESE ARTICLES, THEN SUCH PROVISION IS DEEMED TO BE INCLUDED AND INCORPORATED HEREIN BY REFERENCE (INCLUDING, WITHOUT LIMITATION, IN ACCORDANCE WITH SECTION 50P(B)(2) OF THE RTP LAW, IF AND TO THE EXTENT APPLICABLE.

25.3.	Advance Indemnity

THE COMPANY MAY GIVE AN ADVANCE UNDERTAKING TO INDEMNIFY AN OFFICE HOLDER THEREIN IN RESPECT OF THE FOLLOWING MATTERS:

(1)

MATTERS AS DETAILED IN ARTICLE 25.2(1), PROVIDED HOWEVER, THAT THE UNDERTAKING IS RESTRICTED TO EVENTS, WHICH IN THE OPINION OF THE BOARD, ARE ANTICIPATED IN LIGHT OF THE COMPANY’S ACTIVITIES AT THE TIME OF GRANTING THE OBLIGATION TO INDEMNIFY AND IS LIMITED TO A SUM OR MEASUREMENT DETERMINED BY THE BOARD AS REASONABLE UNDER THE CIRCUMSTANCES; AND

(2)	MATTERS AS DETAILED IN ARTICLES 25.2(2) THROUGH 25.2(6).

25.4.	Retroactive Indemnity

THE COMPANY MAY INDEMNIFY AN OFFICE HOLDER RETROACTIVELY WITH RESPECT OF THE MATTERS AS DETAILED IN ARTICLE 25(1), SUBJECT TO ANY APPLICABLE LAW.

25.5.	Exculpation

THE COMPANY MAY EXEMPT AN OFFICE HOLDER IN ADVANCE FOR ALL OR ANY OF HIS LIABILITY FOR DAMAGE IN CONSEQUENCE OF A BREACH OF THE DUTY OF CARE VIS-A-VIS THE COMPANY, TO THE FULLEST EXTENT PERMITTED UNDER THE STATUTES. HOWEVER, THE COMPANY MAY NOT EXEMPT A DIRECTOR IN ADVANCE FROM HIS LIABILITY TOWARD THE COMPANY DUE TO THE BREACH OF HIS/HER DUTY OF CARE IN A DIVIDEND DISTRIBUTION.

25.6.	Insurance, Exculpation, and Indemnity – General

(A)

THE ABOVE PROVISIONS WITH REGARD TO INSURANCE, EXEMPTION AND INDEMNITY ARE NOT AND SHALL NOT LIMIT THE COMPANY IN ANY WAY WITH REGARD TO ITS ENTERING INTO AN INSURANCE CONTRACT AND/OR WITH REGARD TO THE GRANT OF INDEMNITY AND/OR EXEMPTION IN CONNECTION WITH A PERSON WHO IS NOT AN OFFICE HOLDER OF THE COMPANY, INCLUDING EMPLOYEES, CONTRACTORS OR CONSULTANTS OF THE COMPANY, ALL SUBJECT TO ANY APPLICABLE LAW.

(B)

THE COMPANY MAY ENTER INTO A CONTRACT IN RELATION TO EXEMPTION, INDEMNIFICATION AND INSURANCE OF OFFICE HOLDERS IN COMPANIES UNDER ITS CONTROL, RELATED COMPANIES AND OTHER COMPANIES IN WHICH IT HAS ANY INTEREST, TO THE MAXIMUM EXTENT PERMITTED UNDER THE STATUTES, AND IN THIS CONTEXT THE FOREGOING PROVISIONS IN RELATION TO EXEMPTION, INDEMNIFICATION AND INSURANCE OF OFFICE HOLDERS IN THE COMPANY SHALL APPLY, MUTATIS MUTANDIS.

(C)

ANY AMENDMENT TO THE LAW AND/OR THE STATUTE OR ANY OTHER APPLICABLE LAW ADVERSELY AFFECTING THE RIGHT OF ANY OFFICE HOLDER TO BE INDEMNIFIED, INSURED OR EXEMPT PURSUANT TO ARTICLES 25.1 TO 25.5 AND ANY AMENDMENTS TO ARTICLES 25.1 TO 25.5 SHALL BE PROSPECTIVE IN EFFECT, AND SHALL NOT AFFECT THE COMPANY’S OBLIGATION OR ABILITY TO INDEMNIFY, INSURE OR EXEMPT AN OFFICE HOLDER FOR ANY ACT OR OMISSION OCCURRING PRIOR TO SUCH AMENDMENT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW.

(D)	AN UNDERTAKING IN RELATION TO EXEMPTION, INDEMNIFICATION AND INSURANCE OF AN OFFICE HOLDER AS AFORESAID MAY ALSO BE VALID AFTER THE OFFICE OF SUCH OFFICE HOLDER IN THE COMPANY HAS TERMINATED.

26.	APPOINTMENT OF AN AUDITOR

26.1.

Subject to the Statutes, the Annual Meeting shall appoint an Auditor for a period ending at the next Annual Meeting, or for a longer period, but no longer than until the third Annual Meeting after the meeting at which the Auditor has been appointed. The same Auditor may be re-appointed.

26.2.

Subject to the Statutes, the terms of service (including fees) of the Auditor for the audit services shall be determined by the Board, at its discretion, or a committee of the Board if such determination was delegated to a committee, including undertakings or payments to the Auditor. The Board shall report the fees of the Auditor to the Annual Meeting.

27.	SIGNATORIES

SIGNATORY RIGHTS ON BEHALF OF THE COMPANY SHALL BE DETERMINED FROM TIME TO TIME BY THE BOARD.

28.	DIVIDENDS

28.1.

The Board of Directors may from time declare, and cause the Company to pay, such dividend as may appear to the Board of Directors to be justified by the profits of the Company and as permitted by the Companies Law. The Board of Directors shall determine the time for payment of such dividends and the record date for determining the shareholders entitled thereto.

28.2.

Subject to the provisions of these Articles and subject to the rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, any dividend paid by the Company shall be allocated among the shareholders entitled thereto in proportion to their respective holdings of the shares in respect of which such dividends are being paid.

28.3.	No dividend shall carry interest as against the Company.

28.4.

The Board of Directors may determine that the Company (i) may cause any moneys, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the footing that they become entitled thereto as capital; and (ii) may cause such distribution or payment to be accepted by such Shareholders in full satisfaction of their interest in the said capitalized sum.

28.5.

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company, provided, however, that the Board of Directors may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company. The principal (and only the principal) of any unclaimed dividend of such other moneys shall be, if claimed, paid to a person entitled thereto.

28.6.

Any dividend or other moneys payable in cash in respect of a share may be paid by check or payment order sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Register or his bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under these Articles, as applicable, or such person’s bank account), or to such person and at such other address as the person entitled thereto may by writing direct, or in any other manner the Board of Directors deems appropriate. Every such check or warrant or other method of payment shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company.

28.7.

If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

29.	REDEEMABLE SECURITIES

THE COMPANY SHALL BE ENTITLED TO ISSUE REDEEMABLE SECURITIES WHICH ARE, OR AT THE OPTION OF THE COMPANY MAY BE, REDEEMED ON SUCH TERMS AND IN SUCH MANNER AS SHALL BE DETERMINED BY THE BOARD. REDEEMABLE SECURITIES SHALL NOT CONSTITUTE PART OF THE COMPANY’S CAPITAL, EXCEPT AS PROVIDED IN THE LAW.

30.	ACCOUNTS

30.1.

The Company’s books of account shall be kept at the office of the Company, or at such other place or places as the Board may think fit, and they shall always be open to inspection by all directors. No shareholder, not being a director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by law or authorized by the Board. The Company shall make copies of its annual financial statements available for inspection by the shareholders at the Office of the Company. The Company shall not be required to send copies of its annual financial statements to its shareholders.

31.	DONATIONS

THE COMPANY MAY MAKE DONATIONS OF REASONABLE AMOUNTS OF MONEY FOR PURPOSES WHICH THE BOARD DEEMS TO BE WORTHY CAUSES, EVEN IF THE DONATIONS ARE NOT MADE IN RELATION TO BUSINESS CONSIDERATIONS FOR INCREASING THE COMPANY’S PROFITS.

32.	NOTICES

32.1.

Subject to the Statutes, notice or any other document which the Company shall deliver and which it is entitled or required to give pursuant to the provisions of these Articles and/or the Statutes shall be delivered by the Company to any person, in any one of the following manners as the Company may choose: in person, by mail, transmission by fax or by electronic form.

Any notice or other document which shall be sent shall be deemed to have reached its destination on the third day after the day of mailing if sent by registered mail or regular mail, or on the first day after transmission if delivered in person, transmitted by fax or electronic form.

Should it be required to prove delivery, it shall be sufficient to prove that the notice or document sent contains the correct mailing, e-mail, or fax details as registered in the Register or any other address which the shareholder submitted in writing to the Company as the address and fax or e-mail details for the submission of notices or other documents.

Notwithstanding anything to the contrary hereunder, subject to the provisions of the Statutes, a notice to a shareholder may be served, as a general notice to all shareholders, published by the Company on the website of (i) the SEC, and (ii) the Company, in accordance with applicable rules and regulations of any stock market upon which the Company’s shares are listed and, if so published, shall be deemed to have been duly given on the date of such publication to any shareholder.

In cases where it is necessary to give advance notice of a particular number of days or notice which shall remain in effect for a particular period, the day the notice was sent shall be excluded and the scheduled day of the meeting or the last date of the period shall be included in the count.

The Company shall not be required to give notice to its registered shareholders pursuant to the Companies Law, unless otherwise required by Statutes. Subject to the Statutes, the Company shall not be required to send notices to any shareholder who is not registered in the Register or has not provided the Company with accurate and sufficient mailing details.

32.2.

Any notice to be given to the shareholders shall be given, with respect to joint shareholders, to the person whose name appears first in the Register as the holder of the said share, and any notice so given shall be sufficient notice for all holders of the said share.

32.3.

Any notice or other document served upon or sent to any shareholder in accordance with these Articles shall, notwithstanding that he be then deceased or bankrupt, and whether the Company received notice of his death or bankruptcy or not, be deemed to be duly served or sent in respect of any shares held by him (either alone or jointly with others) until some other person is registered in his stead as the holder or joint holder of such shares, and such service or sending shall be a sufficient service or sending on or to his heirs, executors, administrators or assigns and all other persons (if any) interested in such share.

32.4.	The accidental omission to give notice to any shareholder or the non-receipt of any such notice shall not cancel or annul any action made in reliance on the notice.

33.	WINDING-UP

IF THE COMPANY IS WOUND UP, THEN, SUBJECT TO APPLICABLE LAW AND TO THE RIGHTS OF THE HOLDERS OF SHARES WITH SPECIAL RIGHTS UPON WINDING UP, THE ASSETS OF THE COMPANY AVAILABLE FOR DISTRIBUTION AMONG THE SHAREHOLDERS SHALL BE DISTRIBUTED TO THEM IN PROPORTION TO THE NOMINAL VALUE OF THEIR RESPECTIVE HOLDINGS OF THE SHARES IN RESPECT OF WHICH SUCH DISTRIBUTION IS BEING MADE.

34.	LOCK-UP

34.1.

During the period beginning on the Effective Time (as defined in the BCA) and continuing to and including the date that is 180 days after the Closing (as defined in the BCA)(in each case, the “Lock-Up Period”), except shareholders whose shares are subject to a separate lock-up agreement, each shareholder which is a shareholder of the Company immediately prior to the Effective Time (the “Legacy Shareholders”) agrees not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares, or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “covered shares”). The foregoing restriction is expressly agreed to preclude such Legacy Shareholder from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to lead to or result in a sale or disposition of the covered shares even if such covered shares would be disposed of by someone other than such Legacy Shareholders. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the covered shares or with respect to any security that includes, relates to, or derives any significant part of its value from such covered shares.

34.2.

Notwithstanding the foregoing, a Legacy Shareholder of the Company may transfer or dispose of its shares following the Closing (i) by will or intestacy, (ii) as a bona fide gift or gifts, including to charitable organizations, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Article 34, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) to any immediate family member or other dependent, (v) as a distribution to limited partners, members or shareholders of such Legacy Shareholder, (vi) to its affiliated investment fund, other affiliated entity controlled by, any account managed by, or designee of, such Legacy Shareholder or its or their affiliates, (vii) to a nominee or custodian of a person to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (viii) pursuant to an order or decree of a governmental entity, (ix) to the Company or its subsidiary or parent entities upon death, disability or termination of employment, in each case, of such holder, (x) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction in each case made to all holders of the shares involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such Legacy Shareholder’s shares shall remain subject to the provisions of this Article 34, (xi) to the Company (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares granted by the Company pursuant to any employee benefit plans or arrangements which are set to expire during the Lock-Up Period, where any shares received by the undersigned upon any such exercise will be subject to the terms of this Article 34, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares or the vesting of any restricted stock awards granted by the Company pursuant to employee benefit plans or arrangements which are set to expire or automatically vest during the Lock-Up Period, in each case on a “cashless” or “net exercise” basis, where any shares received by such Legacy Shareholder upon any such exercise or vesting will be subject to the terms of this Article 34, or (xii) in any transaction relating to Ordinary Shares acquired by a Legacy Shareholder in open market transactions; or (xiii) with the prior written consent of the Company; provided that:

(a)

in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth in this Article 34; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor;

(b)

in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares shall be required or shall be voluntarily made during the Lock-Up Period (x) such Legacy Shareholder shall provide the Company prior written notice informing them of such report or filing and (y) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(c)

for purposes of clause (x) above, “Change of Control” shall mean the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a person or group of affiliated persons (other than an underwriter pursuant to an offering), of the Company’s voting securities if, after such transfer or acquisition, such person or group of affiliated persons would beneficially own more than 50% of the outstanding voting securities of the Company (or the surviving entity).

34.3.

Each Legacy Shareholder shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-Up Period so long as no transfers or other dispositions of such Legacy Shareholder’s shares in contravention of Article 34 are effected prior to the expiration of the applicable Lock-Up Period.

34.4.

Each Legacy Shareholder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the covered shares except in compliance with the foregoing restrictions and to the addition of a legend to such Legacy Shareholder’s shares describing the foregoing restrictions.

34.5.

Any Ordinary Shares acquired by a Legacy Shareholder pursuant to any subscription agreement executed in connection with the PIPE Financing (as defined in the BCA), shall not be subject to the lockup provisions of this Article 34.

35.	BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

35.1.

Notwithstanding any other provision of these Articles and subject to the provisions of applicable law, the Company shall not engage in any Business Combination (as defined below) with any Interested Shareholder (as defined below) for a period of three (3) years following the time that such shareholder became an Interested Shareholder, unless:

(a)

Prior to the time that such shareholder become an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the shareholder becoming an Interested Shareholder, or

(b)

upon consummation of the transaction which resulted in the shareholder becoming an Interested Shareholder, the Interested Shareholder owned at least 85% of the Voting Shares (as defined below) of the Company outstanding at the time the transaction commenced excluding for purposes of determining the Voting Shares outstanding (but not the outstanding Voting Shares owned by the Interested Shareholder) those shares owned by persons who are directors and also officers, or

(c)

at the time that such shareholder became an Interested Shareholder, or subsequent to such time, the Business Combination is approved by the Board and authorized at a general meeting of shareholders by the affirmative vote of at least 66 2/3% of the Voting Shares outstanding that are not owned by the Interested Shareholder.

35.2.

The restrictions set forth in this Article shall not apply if shareholder becomes an Interested Shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the shareholders cease to be an interested shareholder; and (ii) would not, at anytime within the 3-year period immediately prior to a Business Combination between the Company and such shareholder, have been an Interested Shareholder but for the inadvertent acquisition of ownership;

35.3.	As used in this Article only, the term:

(a)	“Affiliate” means a Person (as defined below) that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person.

(b)

“Associate” when used to indicate a relationship with any Person, means (A) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of Voting Shares, (B) any trust or other estate in which such Person has at least a twenty percent (20%) beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (C) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

(c)	“Business Combination” when used in reference to the Company and any Interested Shareholder of the Company, means:

(1)

any merger or consolidation of the Company or any direct or indirect majority owned subsidiary of the Company with (1) the Interested Shareholder, or (2) with any other corporation, partnership, unincorporated association, or other entity if the merger or consolidation is caused by the Interested Shareholder and as a result of such merger or consolidation subsection (a) of this Article is not applicable to the surviving entity;

(2)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of such Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority owned subsidiary of the Company, which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all of the outstanding shares of the Company.

(3)

any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Shareholder, except (1) pursuant to the exercise, exchange or conversion of securities exercisable for or convertible into shares of the Company or any such subsidiary, which securities were outstanding prior to the time that the Interested Shareholder became such; (2) pursuant to Section 337(a) or Section 337(a1) of the Companies Law, (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary, which security is distributed pro-rata to all holders of shares of the Company subsequent to the time the Interested Shareholder became such; (4) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (5) any issuance or transfer of shares by the Company; provided, that in no case under (2) through (5) above shall there be an increase in the Interested Shareholder’s proportionate share of the shares or of the voting shares of the Company;

(4)

any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect directly or indirectly of increasing the proportionate share of the shares of any class or series or securities convertible into the shares of any class or series of the Company or of any such subsidiary which is owned by the Interested Shareholder except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

(5)

any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of such company), of any loans, advances, guarantees, pledges, or any other financial benefits (other than those expressly permitted in subparagraphs (1) through (4) above) provided by or through the Company or any direct or indirect majority owned subsidiary.

(d)

“Control” including the term “Controlling”, Controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of Voting Shares, by contract or otherwise. A Person who is the owner of twenty percent (20%) or more of the outstanding Voting Shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Shares in good faith and not for the purpose of circumventing this Article as an agent, bank, broker, nominee, custodian, or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)

“Interested Shareholder” means any person (other than the Company and any direct or indirect majority-owned subsidiary of the Company) that (A) is the Owner of fifteen percent (15%) or more of the outstanding Voting Shares of the Company, or (B) is an Affiliate or Associate of the Company and was the Owner of fifteen percent (15%) or more of the outstanding Voting Shares of the Company at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder, and the Affiliates and Associates of such person. Notwithstanding the foregoing, the term Interested Shareholder shall not include any Person whose ownership of outstanding Voting Shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Company; provided that such Person shall be an Interested Shareholder if thereafter such person acquires, without prior approval of the Board, additional Voting Shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such Person. For the purpose of determining whether a person is an Interested Shareholder, the Voting Shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of paragraph (ix) of this subsection but shall not include any other unissued shares of the Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(f)	“Person” means any individual, corporation, partnership, unincorporated association or other entity.

(g)	“Share” means with respect to any corporation shares of its capital and with respect to any other entity or equity interest.

(h)

“Voting Shares” mean with respect to any corporation Shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

(i)	“Owner” including the terms “own” and “owned”, when used with respect to any Share, means a Person that individually or with or through any of its Affiliates or Associates:

(1)	beneficially owns such share, directly or indirectly: or

(2)

has (1) the right to acquire such share (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, warrants or options, or otherwise; provided however, that a Person shall not be deemed the owner of share tendered pursuant to a tender or exchange; or (2) the right to vote such share pursuant to any agreement, arrangement or understanding; provided however, that a person shall not be deemed the owner of any share because of such person’s right to vote such share if the agreement, arrangement, or understanding to vote such share arises solely from a recoverable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more Persons: or

(3)

has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of clause B of this paragraph) or disposing of such Share with any other Person that beneficially owns or whose Affiliates or Associates beneficially own, directly or indirectly, such share.

35.4.

Any change to this Article 35 shall only be carried out by a resolution of the shareholders of the Company, adopted by the holders of securities representing at least 85% of the Voting Shares of the Company then outstanding.

36.	FORUM SELECTION

36.1.	Unless the Company consents in writing to the selection of an alternative forum:

(a)

the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 as amended

(b)

The Tel Aviv District Court (Economic Division) shall be the exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, or (C) any action asserting a claim arising pursuant to any provision of the Israeli Companies Law 5759-1999 or the Israeli Securities Law 5728-1968 and providing that any person or entity purchasing or otherwise acquiring or holding any interest in shares of the Company shall be deemed to have notice of and consented to these provisions.

36.2.	Any person or entity purchasing or otherwise acquiring any interest in any shares of the Company shall be deemed to have notice of and consented to the provisions of this Article.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK ☐☐☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

SOFTWARE ACQUISITION GROUP INC. II	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on AUGUST 11, 2021.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend;
http://cstproxy.com/softwareacquisitiongroupii/sm2021
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 AND, IF NECESSARY, “FOR” PROPOSAL 3.

iii. Otonomo’s corporate existence is perpetual as opposed to the Company’s corporate existence terminating if a business combination is not consummated within a specified period of time; and

iv. the Otonomo Articles will not include the various provisions applicable only to special purpose acquisition corporations that the Charter contains.

Proposal No. 3 — The Adjournment        FOR                  AGAINST                 ABSTAIN

Proposal —                                                   ☐          ☐           ☐

To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, if the parties are not able to consummate the Business Combination.

Proposal No. 1 — The Business Combination FOR AGAINST ABSTAIN Proposal — ☐ ☐ ☐

To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of January 31, 2021, by and among Software Acquisition Group Inc. II, a Delaware corporation (the “Company”), Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (“Otonomo”) and Butterbur Merger Sub Inc., a Delaware corporation (“Merger Sub”) and the transactions contemplated therein, including the business combination whereby Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Otonomo (the “Business Combination”).

Proposal No. 2 — The Charters Proposals —          FOR                       AGAINST                    ABSTAIN

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To approve the following material differences between the Company’s amended and restated certificate of incorporation (the “Charter”) and Otonomo’s amended and restated articles of association (the “Otonomo Articles”) to be effective upon the consummation of the Business Combination:

i. the name of the new public entity will be “Otonomo Technologies Ltd.” as opposed to “Software Acquisition Group Inc. II”;

ii. the Otonomo Articles will provide for one class of ordinary shares as opposed to the two classes of common stock provided for in the Charter;

CONTROL NUMBER

Signature Signature, if held jointly Date , 2021

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SOFTWARE ACQUISITION GROUP INC. II

The undersigned hereby appoints Jonathan S. Huberman and Mike Nikzad, and each of them (with full power to act alone), proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Software Acquisition Group Inc. II (the “Company”) held of record by the undersigned at the close of business on July 2, 2021 at the Special Meeting of Stockholders to be held virtually on August 12, 2021, at 11:00 a.m., Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

(Continued and to be marked, dated and signed, on the other side)